UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22613

Curian Variable Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado			80237
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

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Tape Here	CMV13476 01/15

ANNUAL REPORT

December 31, 2014

Curian Variable Series Trust®

• Master Feeder Funds and Fund of Funds

• Sub-Advised Funds

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of Elite Access® and Elite Access (NY). Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company® of New York (Home Office: Purchase, New York).

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Curian Variable Series Trust

December 31, 2014

President’s Letter

Dear Investor,

Enclosed is the annual report for the Curian Variable Series Trust covering the year ended December 31, 2014, together with Management’s Discussion of Fund Performance for each of the Funds.

After a challenging start to 2014, the U.S. economy showed signs of continued improvement over the course of the year. After contracting by 2.1% in the 1st quarter due in part to extreme cold weather across much of the nation, U.S. gross domestic product growth accelerated to an annualized rate of 4.6% in the 2nd quarter and 5.0% in the 3rd quarter, a pace of growth not seen since 2003.  The unemployment rate dropped to six-year lows, falling from 6.7% to 5.6%, while an estimated 242,000 new jobs were added each month.  The housing market continued its rebound, albeit at a slower pace of growth than 2013.  As a result of the mostly strong U.S. data, consumer confidence increased to levels not seen since 2007.  Amid the improvement in the economic landscape in the U.S., the U.S. Federal Reserve (“Fed”) announced the conclusion of its quantitative easing program, better known as QE3.

Against this backdrop, U.S. equities, as measured by the Russell 3000 Index, gained 12.56% while setting new record highs and marking their sixth consecutive year of gains.  All major equity sectors were positive for the year, with the exception of energy. The market’s advance was led by large cap equities, as evidenced by the 13.24% return of the Russell 1000 Index, compared with the 4.89% return for the Russell 2000 Index, a proxy for small cap equities.  Value and growth equities posted similar gains for the year, as the Russell 3000 Value Index and Russell 3000 Growth Index gained 12.70% and 12.44%, respectively.

Despite the continued growth in the U.S., most international markets were hampered by slowing growth, geopolitical tensions, falling commodity prices and deflation in some areas, including the Eurozone.  Growth was also mixed for emerging market countries.  China, now the world’s largest economy, once again produced strong economic growth during the year, as real GDP grew by an estimated 7.3%.  Meanwhile, Russia suffered from slowing growth and a sharply weaker currency as a result of lower energy prices and economic sanctions from the U.S. and Europe. International equities, as measured by the MSCI All Country World ex-U.S. Index, returned -3.87%, including -2.19% for emerging markets equities and -4.32% for developed market equities.  While the index returned 6.05% in local currency terms, international equities were negatively impacted by a stronger U.S. Dollar resulting from stronger growth in the U.S. and increasing policy divergence between the Fed, European Central Bank, and Bank of Japan.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, enjoyed a surprisingly strong year, returning 5.97%.  Despite near consensus expectations of rising interest rates by economists and market participants, long-term Treasury yields fell sharply due to the convergence of several factors, including collapsing yields in Europe, below-expected inflation and increased pension demand.  Most sectors within the fixed income markets produced gains during the year, although high yield bonds underperformed due to rising credit concerns which were exacerbated by a sharp drop in oil prices late in the year.  Non-U.S. Dollar denominated strategies significantly underperformed as the U.S. Dollar strengthened against most currencies.

Alternative investments, as measured by the Credit Suisse Hedge Fund Index, gained 4.13% during the year.  Among the best performing alternative strategies were managed futures, long/short equity and global macro.  Among the worst performing strategies were commodities, event-driven, merger arbitrage and short-biased equities.

Looking ahead to 2015, we expect to see divergent paths in economic growth and monetary policy across the globe.  The U.S. and UK recoveries should continue to progress, and we expect monetary policies to begin to normalize in those countries, while the Eurozone and Japan are faced with anemic growth and potential for deflation, likely resulting in an expansion of their quantitative easing programs.  We also expect dispersion in emerging markets due to differences in economic reforms and challenging conditions for countries more tied to commodity prices that remain under pressure.

These divergent trends in the macro environment could lead to greater volatility in 2015.  While that can cause gyrations in returns over the short term, it could also present opportunities for active managers to take advantage of valuation anomalies.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Curian Variable Series Trust

Curian Guidance Funds

Curian Capital, LLC

(Unaudited)

Market Summary: Most domestic market fundamentals improved throughout the year as the U.S. Federal Reserve ("Fed") brought the monetary easing process to an end in October. An improving job market, earnings growth and gross domestic product ("GDP") growth proved to be ample substitute for the declining stimulus. U.S. large cap stocks posted strong gains in 2014 causing most diversification decisions to detract from overall performance. Small cap equities generally produced less than half the return of large cap equities even with a very strong fourth quarter rally. While value equities and growth equities swapped the leadership position several times throughout the year, they ended the calendar year with similar returns.

U.S. government bonds and investment grade bonds regained the core leadership in the fixed income asset class. A steady interest rate decline in 2014 helped the Barclays U.S. Aggregate Bond Index deliver an attractive positive return for the year. The yield curve experienced a steady flattening as the 10 year U.S. Treasury yield dropped over 87 basis points ("bps") to end the year at 2.17%. The Fed remained inactive on the front of the curve leaving the Fed funds rate near zero. High yield spreads widened in the second half of the year as falling oil prices put pressure on many of the energy dependent issuers.

International investments lagged the U.S. in 2014 as weak currencies and economies hampered returns. European recessionary environment and sporadic Japanese tax policy lead to lower nominal returns among the developed international domains. The weak Euro and Japanese Yen drove U.S. Dollar based returns into negative territory for both the MSCI All Country World ex USA Index and MSCI EAFE Index. Slowing China growth and weak commodity performance translated into negative emerging market performance as well.

The HFRI Fund Weighted Composite Index returned 3.33% for the year as the top contributing categories within this index included Equity Hedge – Technology & Healthcare and Macro – Systematic Diversified. The largest detractors for the year included Equity Hedge – Energy & Basic Materials, Equity Hedge – Short Bias and Event Driven – Distressed & Restructuring. Global real estate investment trusts ("REIT") outperformed the S&P 500 Index during 2014 while broad based commodities suffered a second consecutive negative year, largely driven by weakness in energy markets.

Portfolio Manager Commentary: Curian Guidance – Interest Rate Opportunities Fund, Curian Guidance – Multi-Strategy Income Fund, Curian Guidance – Equity Income Fund, Curian Guidance – Conservative Fund, Curian Guidance – Moderate Fund, Curian Guidance – Growth Fund, Curian Guidance – Moderate Growth Fund, Curian Guidance – Maximum Growth Fund, Curian Guidance – Tactical Moderate Growth Fund, Curian Guidance – Tactical Maximum Growth Fund, Curian Guidance – Institutional Alt 65 Fund, Curian Guidance – Alt 100 Conservative Fund, Curian Guidance – Alt 100 Moderate Fund, and Curian Guidance – Alt 100 Growth Fund, Curian Guidance – International Conservative Fund, Curian Guidance – International Moderate Fund, Curian Guidance – International Growth Fund, Curian Guidance – Equity 100 Fund, Curian Guidance – Fixed Income 100 Fund, Curian Guidance – Real Assets Fund (collectively "Curian Guidance Funds") seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Funds ("Underlying Funds"). The Underlying Funds in which each Fund may invest are a separate series of Curian Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC or JNL Investors Series Trust. Each Curian Guidance Fund's percentage allocation among the Underlying Funds are determined by the Adviser based on long term market and economic conditions, historical and expected long term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC's website at www.sec.gov.

Curian Guidance – Interest Rate Opportunities Fund

Portfolio Composition†:

Alternative	67.0%
Domestic Fixed Income	25.0
International Fixed Income	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Interest Rate Opportunities Fund underperformed its primary benchmark by posting a return of 1.05% compared to 5.97% for the Barclays U.S. Aggregate Bond Index and underperformed its other benchmark, the BofA Merrill Lynch U.S. Corporate 1-3 Year Index, which returned 1.19%. The Fund underperformed its blended benchmark return of 1.27% for the 60% HFRX Fixed Income-Credit Index and 40% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in other funds ("Underlying Funds").

The Fund underperformed the Barclays U.S. Aggregate Bond Index for the year due to the reduced duration of the Fund versus this benchmark, which hurt the Fund in a period of falling interest rates. The Fund underperformed the BofA Merrill Lynch U.S. Corporate 1-3 Year benchmark, which is comprised of short term bonds. On the positive side, the Fund benefited from the equity exposure of its investments in underlying REITs, infrastructure and covered call funds; namely, JNL/Invesco Global Real Estate Fund, JNL/Brookfield Global Infrastructure and MLP Fund and Curian/FAMCO Flex Core Covered Call Fund, which posted returns of 15.03%, 7.35% and 8.84%, respectively. Looking at areas of weak performance, the Fund was negatively impacted by emerging market debt and exposure to credit long short funds. Specifically, losses of -4.94%, -1.43% and -4.42% were posted by JNL/Goldman Sachs Emerging Markets Debt Fund, Curian Long Short Credit Fund and Curian/UBS Global Long Short Fixed Income Opportunities Fund, respectively.

Since inception, the Fund's allocation to fixed income was reduced by 8% and was added to alternative strategies. This change was largely as a result of cutting JNL/PIMCO Real Return Fund from a 20% weight to a 10% weight. The mix of alternative strategies was also changed in order to make room for the addition of Curian/UBS Global Long Short Fixed Income Opportunities Fund.

Curian Guidance – Multi-Strategy Income Fund

Portfolio Composition†:

Domestic Fixed Income	46.0%
Global Fixed Income	24.5
Alternative	20.1
International Fixed Income	9.4
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Multi-Strategy Income Fund underperformed its primary benchmark by posting a return of 1.93% compared to 5.97% for the Barclays U.S. Aggregate Bond Index and outperformed its other benchmark, the Barclays Multiverse Bond Index, which returned 0.48%. The Fund's investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in other funds (the "Underlying Funds").

The performance of the Fund was negatively impacted by its exposure to emerging market debt and its investments in credit long short funds; namely, Curian Long Short Credit Fund and Curian/UBS Global Long Short Fixed Income Opportunities Fund, which posted returns of -1.43% and -4.42%, respectively. Fixed income Underlying Funds with overweight allocations to junk bonds and/or underweight allocations to duration found 2014 to be a challenging year as long duration and investment grade fixed income delivered relative outperformance. The Fund's largest positions, Curian/DoubleLine Total Return Fund and JNL/Franklin Templeton Global Multisector Bond Fund, returned 6.49% and -0.45%, respectively. Underlying Funds that delivered relative underperformance included JNL/PPM America Floating Rate Income Fund and JNL/PPM America High Yield Bond Fund, which returned 0.12% and 0.13%, respectively. Funds that contributed positively to performance included JNL/Invesco Global

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Real Estate Fund, JNL/Brookfield Global Infrastructure and MLP Fund and Curian/FAMCO Flex Core Covered Call Fund, which posted returns of 15.03%, 7.35% and 8.84%, respectively.

Since inception, the Fund's allocation to fixed income was reduced by 2% and this exposure was added to alternative strategies. This change was largely as a result of cutting JNL/PIMCO Real Return Fund from a 6% weight to a 3% weight. The mix of alternative strategies was also changed in order to make room for the addition of Curian/UBS Global Long Short Fixed Income Opportunities Fund.

Curian Guidance – Equity Income Fund

Portfolio Composition†:

Global Equity	39.9%
Alternative	35.1
Domestic Equity	25.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Equity Income Fund outperformed its primary benchmark by posting a return of 8.62% compared to 4.17% for the MSCI All Country World Index. The Fund outperformed its blended benchmark return of 7.31% for the 55% S&P 500 Index, 25% MSCI EAFE Index and 20% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek a potentially rising stream of income by investing in a selection of companies with a multiple year history of increasing their dividend payouts over the long term with some risk control through investment in other funds (the "Underlying Funds").

The Fund outperformed the MSCI All Country World Index primarily due to an overweight positioning in U.S. equities relative to the benchmark. The Fund also outperformed its blended benchmark because the blended benchmark has a larger allocation to fixed income (20%) versus the Fund (0%). The Fund's largest position, Curian/Epoch Global Shareholder Yield Fund, posted a return of 6.05%. The next two largest holdings, Curian/FAMCO Flex Core Covered Call Fund and Curian/The Boston Company Equity Income Fund, posted returns of 8.84% and 11.07%, respectively. JNL/Invesco Global Real Estate Fund was the top performing alternative and posted a 15.03% return, while JNL/T. Rowe Price Value Fund was the highest performing traditional equity position and posted a return of 13.24% for the year.

Since inception in 2012, the Fund's allocation to Curian Dynamic Risk Advantage – Diversified Fund was reduced from 30% to 15%, then eliminated in 2014 and was primarily reallocated into domestic equity. Additions to the alternative allocations in real estate and covered call strategies were also made at the expense of eliminating the allocation to risk managed Underlying Funds. These off benchmark allocations to alternatives have been made in order to add an element of diversification to the Fund.

Curian Guidance – Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	35.8%
Alternative	34.9
Global Fixed Income	19.5
International Fixed Income	9.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Conservative Fund underperformed its benchmark by posting a return of 3.71% compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek the generation of income through investment in other funds (the "Underlying Funds").

Despite the decrease in interest rates during the year, the Fund underperformed its benchmark due to its allocation to emerging market and international debt. The Fund's largest position, Curian/DoubleLine Total Return Fund returned 6.49%. The top performing fixed income holding was Curian/PIMCO Credit Income Fund, which returned 7.61%. Also contributing positively to performance was JNL/Invesco Global Real Estate Fund, Curian/FAMCO Flex Core Covered Call Fund and Curian Dynamic Risk Advantage – Diversified Fund, posting returns of 15.03%, 8.84%, and 5.17%, respectively. Underlying Funds that delivered relative underperformance included JNL/PPM America Floating Rate Income Fund and JNL/PPM America High Yield Bond Fund, which returned 0.12% and 0.13%, respectively.

During the year, changes were made within fixed income in order to diversify the Fund's geographic allocation by increasing its exposure to international debt. Allocation changes were also made in order to increase the credit quality of the Fund and reduce its exposure to credit. The allocations to JNL/PPM America High Yield Bond Fund and JNL/PPM America Floating Rate Income Fund were reduced in order to allow for a new 10% allocation to JNL/Goldman Sachs Emerging Markets Debt Fund.

Curian Guidance – Moderate Fund

Portfolio Composition†:

Alternative	32.5%
Domestic Equity	25.0
Domestic Fixed Income	13.7
International Equity	12.2
Global Fixed Income	7.5
Emerging Markets Equity	5.3
International Fixed Income	3.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Moderate Fund underperformed its primary benchmark by posting a return of 3.71% compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 5.28% for the 25% S&P 500 Index, 20% MSCI EAFE Index, 35%

Barclays U.S. Aggregate Bond Index and 20% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek a balance between the generation of income and the long term growth of capital through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderate Index due to the fact that the benchmark has a higher equity allocation (60%) versus the Fund (43%) and equity performed well in 2014. The Fund's relatively larger international exposure also hurt performance as international equities and fixed income lagged their domestic counterparts in 2014. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. Other positive contributors included JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 10.45% and 11.19%, respectively. Alternative allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall asset allocations to global equities were increased at the expense of risk management strategies. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce emerging market equities. Within the fixed income allocation, changes were made in order to shorten duration and reduce the Fund's sensitivity to rising interest rates. Alternative allocations were adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Growth Fund

Portfolio Composition†:

Domestic Equity	36.9%
Alternative	27.6
International Equity	17.8
Emerging Markets Equity	7.7
Domestic Fixed Income	5.5
Global Fixed Income	3.0
International Fixed Income	1.5
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Growth Fund underperformed its primary benchmark by posting a return of 4.16% compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 4.88% for the 35% S&P 500 Index, 30% MSCI EAFE Index, 15% Barclays U.S. Aggregate Bond Index and 20% Credit Suisse Hedge Fund Index. The Fund's

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index due to the fact that the benchmark has a higher equity allocation (80%) versus the Fund (63%) and equity performed well in 2014. The Fund's relatively larger international exposure also hurt performance as international equities and fixed income lagged their domestic counterparts in 2014. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. Other positive contributors included, JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 10.45% and 11.19%, respectively. Alternative allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall asset allocations to global equities were increased at the expense of risk management strategies. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce emerging market equities. Within the fixed income allocation, changes were made in order to shorten duration and reduce the Fund's sensitivity to rising interest rates. Alternative allocations were adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	33.0%
Alternative	30.1
International Equity	15.3
Domestic Fixed Income	8.2
Emerging Markets Equity	6.6
Global Fixed Income	4.5
International Fixed Income	2.3
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Moderate Growth Fund underperformed its primary benchmark by posting a return of 4.11% compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 5.08% for the 30% S&P 500 Index, 25% MSCI EAFE Index, 25% Barclays U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital by investing in other funds (the "Underlying Funds") that offer a broad array of stock, bond and other asset classes and strategies.

The Fund underperformed the Dow Jones Moderate Index due to the fact that the benchmark has a higher equity allocation (60%) versus the Fund (55%) and equity performed well in 2014. The Fund's relatively larger international exposure also hurt performance as international equities and fixed income lagged compared to their domestic counterparts in 2014. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. Other positive contributors included JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 10.45% and 11.19%, respectively. Alternative allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall asset allocations to global equities were increased at the expense of risk management strategies. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce emerging market equities. Within the fixed income allocation, changes were made in order to shorten duration and reduce the Fund's sensitivity to rising interest rates. Alternative allocations were adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Maximum Growth Fund

Portfolio Composition†:

Domestic Equity	47.1%
International Equity	22.8
Alternative	20.1
Emerging Markets Equity	10.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Maximum Growth Fund underperformed its primary benchmark by posting a return of 4.26% compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 4.77% for the 40% S&P 500 Index, 35% MSCI EAFE Index, 10% Barclays U.S. Aggregate Bond Index and 15% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index due to the fact that the benchmark has a higher fixed income allocation (20%) versus the Fund (0%) and fixed income performed well in 2014. The Fund's relatively larger international exposure also hurt performance as international equities and fixed income lagged their domestic counterparts in 2014. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. Other positive contributors included JNL/PPM America Mid Cap Value Fund and JNL/JPMorgan MidCap Growth Fund, which returned 10.45% and 11.19%, respectively. Alternative allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund decline to return -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund gained 7.35% and 15.03%, respectively.

During the year, the overall allocations to global equity and fixed income were unchanged. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce emerging market equities. Within the alternative allocation, changes were made in order to reduce allocations to long short credit funds in lieu of funds with greater equity market sensitivity such as covered call and convertible arbitrage strategies. Alternative allocations were also adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Tactical Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	49.9%
Alternative	35.0
International Equity	10.8
Emerging Markets Equity	4.0
Domestic Fixed Income	0.3
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Tactical Moderate Growth Fund underperformed its primary benchmark by posting a return of 4.44% compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 6.22% for the 25% S&P 500 Index, 10% MSCI EAFE Index, 35% Barclays U.S. Aggregate Bond Index, 30% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through a broad and flexible allocation in stocks, bonds and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderate Index due to the fact that the benchmark had a higher allocation to equity versus the Fund

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

during the year and equity performed well in 2014. The Dow Jones Moderate Index also had a higher allocation to domestic fixed income versus the Fund during the year and domestic fixed income performed well in 2014. The Fund's largest allocations at year end, JNL/Mellon Capital S&P 500 Index Fund and JNL/Mellon Capital S&P 400 Mid Cap Index Fund, were also the largest contributors returning 13.07% and 9.23%, respectively. Alternative allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall allocations to global equity and fixed income were unchanged. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce emerging market equities. Within the alternative allocation, changes were made in order to reduce allocations to long short credit funds in lieu of funds with greater equity market sensitivity such as covered call and convertible arbitrage strategies. Alternative allocations were also adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Tactical Maximum Growth Fund

Portfolio Composition†:

Domestic Balanced	24.9%
Global Balanced	24.9
Domestic Equity	22.6
Alternative	20.1
International Equity	6.0
Emerging Markets Equity	1.5
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Tactical Maximum Growth Fund underperformed its primary benchmark by posting a return of 3.78% compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 6.03% for the 30% S&P 500 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Bond Index and 30% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital through a flexible, and potentially concentrated, allocation in stocks, bonds and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index due to the fact that the benchmark had a higher allocation to equity versus the Fund during the year and equity performed well in 2014. The tactically managed JNL/Ivy Asset Strategy Fund and Curian/T. Rowe Price Capital Appreciation Fund posted mixed per-

formance returning -4.04% and 11.63%, respectively. The largest allocations to alternatives included JNL/Red Rocks Listed Private Equity Fund and Curian/FAMCO Flex Core Covered Call Fund, which posted returns of 0.62% and 8.84%, respectively. Other alternative allocations delivered mixed performance. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall allocations to global equity and fixed income were unchanged. Within the equity allocation, changes were made to favor mid cap domestic equities and emerging market equities. Within the alternative allocation, changes were made in order to reduce allocations to long short credit funds in lieu of funds with greater equity market sensitivity such as covered call and convertible arbitrage strategies. Alternative allocations were also adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund.

Curian Guidance – Institutional Alt 65 Fund

Portfolio Composition†:

Alternative	64.8%
Domestic Equity	15.4
International Equity	7.0
Domestic Fixed Income	5.5
Global Fixed Income	3.0
Emerging Markets Equity	2.9
International Fixed Income	1.4
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Institutional Alt 65 Fund underperformed its primary benchmark by posting a return of 2.60% compared to 4.13% for the Credit Suisse Hedge Fund Index. The Fund underperformed its blended benchmark return of 4.81% for the 15% S&P 500 Index, 10% MSCI EAFE Index, 10% Barclays U.S. Aggregate Bond Index and 65% Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital and income through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund allocates approximately 35% of its assets to Underlying Funds that invest primarily in traditional asset classes, allocating approximately 0% to 10% in fixed income securities, 15% to 25% in U.S. equity securities and 0% to 10% in international securities. Under normal market conditions, the Fund allocates approximately 65% of its assets to Underlying Funds that invest in the non-traditional asset classes.

The Fund underperformed the Credit Suisse Hedge Fund Index due to the fact that the benchmark had a lower allocation to international equity

(0%) versus the Fund (10%) and international equity performed poorly in 2014. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. The largest allocations to alternatives included JNL/Red Rocks Listed Private Equity Fund and Curian/FAMCO Flex Core Covered Call Fund, which posted returns of 0.62% and 8.84%, respectively. Other alternative allocations delivered mixed performance. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, the overall allocations to global equity and fixed income were changed in order to increase equity exposure and reduce fixed income exposure. Within the equity allocation, changes were made to favor large cap domestic equities and to reduce frontier market equities. Within the alternative allocation, changes were made in order to reduce allocations to long short credit funds in lieu of funds with greater equity market sensitivity such as covered call and convertible arbitrage strategies. Alternative allocations were also adjusted in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund. Alternative asset allocations, such as listed private equity, infrastructure and real estate funds, were increased at the expense of alternative strategy allocations, such as equity hedge and relative value funds.

Curian Guidance – Alt 100 Conservative Fund

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Alt 100 Conservative Fund underperformed its benchmark by posting a return of 1.38% compared to 4.13% for the Credit Suisse Hedge Fund Index. The Fund's investment objective is to seek long term growth of capital consistent with capital preservation, through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund may allocate 100% of its assets to the Underlying Funds that invest in non-traditional asset classes.

The Fund underperformed the Credit Suisse Hedge Fund Index due to the fact that the benchmark had relatively larger weights in macro strategies, such as managed futures and currency strategies, and relatively smaller weights in long only pure play commodity and commodity related equities. The Fund's largest holding at year end,

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

JNL/Boston Partners Global Long Short Equity Fund was added in the fall. The Fund's next largest holdings at year end included JNL/AQR Managed Futures Strategy Fund and Curian/FAMCO Flex Core Covered Call Fund, which returned 9.09% and 8.84%, respectively. Other alternative allocations delivered mixed performance. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, changes were made in order to reduce allocations to long short credit funds in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund. The Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/BlackRock Commodity Securities Strategy Fund were both added in order to increase the Fund's allocation to alternative assets. Within the alternative strategy allocation, the Curain/PineBridge Merger Arbitrage Fund and the JNL/Mellon Capital Global Alpha Fund were both removed due to lackluster performance.

Curian Guidance – Alt 100 Moderate Fund

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Alt 100 Moderate Fund underperformed its primary benchmark by posting a return of 2.27% compared to 4.13% for the Credit Suisse Hedge Fund Index. The Fund underperformed its blended benchmark return of 3.04% for the 80% Credit Suisse Hedge Fund Index, 10% FTSE EPRA/NAREIT Developed Index and 10% Bloomberg Commodity Index. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund may allocate 100% of its assets to the Underlying Funds that invest in non-traditional asset classes.

The Fund underperformed the Credit Suisse Hedge Fund Index due to the fact that the benchmark had relatively larger weights in macro strategies and relatively smaller weights in long only pure play commodity and commodity related equities. The Fund's largest holding at year end, JNL/Boston Partners Global Long Short Equity Fund was added in the fall. The Fund's next largest holdings at year end included JNL/Red Rocks Listed Private Equity Fund and Curian/FAMCO Flex Core Covered Call Fund, which returned 0.62% and 8.84%, respectively. Other alternative allocations delivered mixed performance. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and

Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, changes were made in order to reduce allocations to long short credit funds in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund. One of the Fund's macro strategies, JNL/AQR Managed Futures Strategy Fund was reduced in weight in order to supplement the Fund's relative value allocation with an increased allocation to the Curian/Nicholas Convertible Arbitrage Fund. Additionally, changes were made to remove Curian/Franklin Templeton Natural Resources Fund in order to add the Curian/Neuberger Berman Risk Balanced Commodity Fund.

Curian Guidance – Alt 100 Growth Fund

Portfolio Composition†:

Alternative	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Alt 100 Growth Fund underperformed its primary benchmark by posting a return of 2.20% compared to 4.13% for the Credit Suisse Hedge Fund Index. The Fund outperformed its blended benchmark return of 1.91% for the 60% Credit Suisse Hedge Fund Index, 20% FTSE EPRA/NAREIT Developed Index and 20% Bloomberg Commodity Index. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds"). Under normal market conditions, the Fund may allocate 100% of its assets to the Underlying Funds that invest in non-traditional asset classes.

The Fund underperformed the Credit Suisse Hedge Fund Index due to the fact that the benchmark had relatively larger weights in macro strategies and relatively smaller weights in long only pure play commodity and commodity related equities. The Fund's largest holdings at year end included JNL/Red Rocks Listed Private Equity Fund and Curian/FAMCO Flex Core Covered Call Fund, which returned 0.62% and 8.84%, respectively. Other alternative allocations delivered mixed performance. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively.

During the year, changes were made in order to reduce allocations to long short credit funds in order to make room for the addition of JNL/Boston Partners Global Long Short Equity Fund. One of the Fund's macro strategies, JNL/AQR Managed Futures Strategy Fund, was reduced in weight in order to supplement the Fund's relative value allocation with an increased allocation to the Curian/Nicholas Convertible Arbitrage Fund. Additionally, changes were made to remove Curian/Franklin Templeton Natural Resources Fund in order to add the Curian/Neuberger Berman Risk Balanced Commodity Fund.

Curian Guidance – International Conservative Fund

Portfolio Composition†:

International Fixed Income	60.2%
International Equity	20.9
Alternative	14.9
Emerging Markets Equity	4.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – International Conservative Fund underperformed its primary benchmark by posting a return of -2.03% compared to 4.78% for the Dow Jones Moderately Conservative Index. The Fund outperformed its blended benchmark return of -2.87% for the 20% MSCI All Country World ex U.S. Index and 80% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek total return, consistent with preservation of capital, through a predominant allocation in international bonds, stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Conservative Index during the year largely because the index is comprised with a large U.S. equity and fixed income bias, while the Fund has no allocation to domestic securities of any kind during a year when international asset classes lagged their domestic counterparts. The Fund's largest position at year end, Curian/Baring International Fixed Income Fund returned -2.59%. Other holdings posting declines included JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Emerging Markets Fund and Curian/Lazard International Strategic Equity Fund, which returned -4.94%, -5.26% and -1.42%, respectively. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 3.37%, while Curian/CenterSquare International Real Estate Securities Fund posted a return of 0.80% during the year.

Since inception, the asset class allocations have remained unchanged.

Curian Guidance – International Moderate Fund

Portfolio Composition†:

International Fixed Income	40.1%
International Equity	32.9
Emerging Markets Equity	19.0
Alternative	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – International Moderate Fund

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

underperformed its primary benchmark by posting a return of -3.20% compared to 5.35% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -3.32% for the 60% MSCI All Country World ex U.S. Index and 40% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek total return through a predominant allocation in international stocks, bonds and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderate Index during the year largely because the index is comprised with a large U.S. equity and fixed income bias, while the Fund has no allocation to domestic securities of any kind during a year when international asset classes lagged their domestic counterparts. The Fund's largest position at year end, Curian/Baring International Fixed Income Fund returned -2.59%. Other holdings posting declined returns included JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Emerging Markets Fund and Curian/Lazard International Strategic Equity Fund, which returned -4.94%, -5.26% and -1.42%, respectively. The largest detractors in the Fund for the year were Curian/Ashmore Emerging Market Small Cap Equity Fund and Curian/Franklin Templeton Frontier Markets Fund, which returned -9.54% and -14.98%, respectively. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 3.37%, while Curian/CenterSquare International Real Estate Securities Fund posted a return of 0.80% during the year.

During the year, the removal of esoteric regional equity market exposures from the Fund contributed to performance. Curian/Aberdeen Latin America Fund, Curian/Schroder Emerging Europe Fund and JNL/Eastspring Investments China-India Fund were all removed in the first quarter in favor of allocations in international developed countries.

Curian Guidance – International Growth Fund

Portfolio Composition†:

International Equity	44.7%
Emerging Markets Equity	27.2
International Fixed Income	20.1
Alternative	8.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – International Growth Fund underperformed its primary benchmark by posting a return of -3.25% compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of -3.58% for the 80% MSCI All Country World ex U.S. Index and 20% Citigroup World Government Bond ex U.S. Index. The Fund's investment objective is to seek long term growth of capital through a predominant allocation in international stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Dow Jones Moderately Aggressive Index during the year largely because the index is comprised with a large U.S. equity and fixed income bias, while the Fund has no allocation to domestic securities of any kind during a year when international assets classes lagged their domestic counterparts. The Fund's largest positions at year end, JNL/Invesco International Growth Fund and Curian/Lazard International Strategic Equity Fund, posted mixed returns of 0.24% and -1.42%, respectively. Other Underlying Funds posting declined returns included JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Lazard Emerging Markets Fund, which returned -4.94% and -5.26%, respectively. The largest detractors in the Fund for the year were Curian/Ashmore Emerging Market Small Cap Equity Fund and Curian/Franklin Templeton Frontier Markets Fund, which returned -9.54% and -14.98%, respectively. Within the alternatives, Curian/Neuberger Berman Currency Fund posted a return of 3.37%, while Curian/CenterSquare International Real Estate Securities Fund posted a return of 0.80% during the year.

During the year, the removal of esoteric regional equity market exposures from the Fund contributed to performance. Curian/Aberdeen Latin America Fund, Curian/Schroder Emerging Europe Fund and JNL/Eastspring Investments China-India Fund were all removed in the first quarter in favor of allocations in international developed countries.

Curian Guidance – Equity 100 Fund

Portfolio Composition†:

Domestic Equity	59.9%
International Equity	28.0
Emerging Markets Equity	12.1
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Equity 100 Fund outperformed its benchmark by posting a return of 4.84% compared to 4.17% for the MSCI All Country World Index. The Fund's investment objective is to seek long term growth of capital through investment in other funds (the "Underlying Funds") with an equity orientation.

The Fund outperformed its benchmark during the year due to the strong performance of its domestic Underlying Funds. Performance of the Fund also benefitted from its overweight to domestic equity versus the benchmark, as domestic stocks outperformed non U.S. stocks during 2014. In addition, a bias to large cap stocks also benefitted performance. The Fund's largest contributor during the year, the JNL/S&P 4 strategy, includes JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund, which returned 10.06%, 13.70%, 18.04% and 15.89%, respectively. Other positive contributors included, JNL/PPM America Mid Cap Value

Fund and JNL/JPMorgan MidCap Growth Fund, which returned 10.45% and 11.19%, respectively. The largest detractors in the Fund for the year were Curian/Ashmore Emerging Market Small Cap Equity Fund and Curian/Franklin Templeton Frontier Markets Fund, which returned -9.54% and -14.98%, respectively.

During the year, the Fund's domestic equity allocation was reduced to 60% from 74%. The Fund also replaced its investments in passively managed index funds with investments in actively managed equity funds.

Curian Guidance – Fixed Income 100 Fund

Portfolio Composition†:

Domestic Fixed Income	55.0%
Global Fixed Income	30.0
International Fixed Income	15.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Fixed Income 100 Fund underperformed its benchmark by posting a return of 2.14% compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek income and total return through investment in other funds (the "Underlying Funds") with a fixed income orientation.

The Fund underperformed its benchmark during the year due to the Fund's allocation to international debt that underperformed its domestic counterparts. The Fund's largest allocation at year end, Curian/DoubleLine Total Return Fund, posted a return of 6.49%. Other positive contributors included Curian/PIMCO Credit Income Fund and JNL/Neuberger Berman Strategic Income Fund, which returned 7.61% and 4.90%, respectively. The Fund's international exposure and detractors to performance, including JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Goldman Sachs Emerging Markets Debt Fund, posted returns of -0.45% and -4.94%, respectively. Other laggards included non-investment grade allocations to JNL/PPM America High Yield Bond Fund and JNL/PPM America Floating Rate Income Fund, which posted returns of 0.13% and 0.12%, respectively.

During the year, a significant portion of the Fund's government exposure was reduced by the elimination of JNL/Mellon Capital Bond Index Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/PIMCO Real Return Fund and JNL/T. Rowe Price Short-Term Bond Fund. Sharp increases in international debt allocations were made in JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Goldman Sachs Emerging Markets Debt Fund in order to diversify the Fund's geographical exposure. The Curian/PIMCO Credit Income Fund was also sharply reduced during the year.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Real Assets Fund

Portfolio Composition†:

Alternative	90.0%
Domestic Fixed Income	10.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Guidance – Real Assets Fund underperformed its primary benchmark by posting a return of -1.65% compared to 3.64% for the Barclays U.S. TIPS Index. The Fund underperformed its blended benchmark return of 0.19% for the 33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index and 34% Barclays U.S. TIPS Index. The Fund's investment objective is to seek long term real return through an allocation in stocks and other asset classes and strategies through investment in other funds (the "Underlying Funds").

The Fund underperformed the Barclays U.S. TIPS Index during the year due to the Fund's allocation in long only pure play commodity and commodity related equities, which declined in parity with commodity markets. Alternative asset allocation performance was mixed. Commodity related funds such as JNL/BlackRock Commodity Securities Strategy Fund and Curian/Van Eck International Gold Fund returned -14.25% and -6.13%, respectively. Conversely, interest rate sensitive funds such as JNL/Brookfield Global Infrastructure and MLP Fund and JNL/Invesco Global Real Estate Fund returned 7.35% and 15.03%, respectively. On the other hand, alternative strategy performance was strong as

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund and Curian/Neuberger Berman Currency Fund returned 4.73% and 3.37%, respectively.

During the year, Curian/Franklin Templeton Natural Resources Fund was removed in exchange for Curian/Neuberger Berman Risk Balanced Commodity Fund. The Fund's allocations were shifted in order to reduce the Fund's dependency on rising oil prices which was accretive to performance as energy prices collapsed in the second half of the year. The Fund also cut Curian/Neuberger Berman Currency Fund's allocation in half in order to shift the Fund's allocation into more equity related alternative assets.

Curian Guidance – Interest Rate Opportunities Fund

*60% HFRX Fixed Income-Credit Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
1 Year	1.05%
Since Inception	-0.34%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Multi-Strategy Income Fund

Average Annual Total Returns
1 Year	1.93%
Since Inception	-0.49%
(Inception date April 29, 2013)

Curian Guidance – Equity Income Fund

*55% S&P 500 Index, 25% MSCI EAFE Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
1 Year	8.62
Since Inception	10.35
(Inception date February 6, 2012)

Curian Guidance – Conservative Fund

Average Annual Total Returns
1 Year	3.71%
Since Inception	3.69%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Fund

*25% S&P 500 Index, 20% MSCI EAFE Index, 35% Barclays U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	3.71%
Since Inception	7.24%
(Inception date February 6, 2012)

Curian Guidance – Growth Fund

*35% S&P 500 Index, 30% MSCI EAFE Index, 15% Barclays U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	4.16%
Since Inception	8.11%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Moderate Growth Fund

*30% S&P 500 Index, 25% MSCI EAFE Index, 25% Barclays U.S. Aggregate Bond Index, 20% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	4.11%
Since Inception	7.25%
(Inception date February 6, 2012)

Curian Guidance – Maximum Growth Fund

*40% S&P 500 Index, 35% MSCI EAFE Index, 10% Barclays U.S. Aggregate Bond Index, 15% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	4.26%
Since Inception	9.04%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Tactical Moderate Growth Fund

*25% S&P 500 Index, 10% MSCI EAFE Index, 35% Barclays U.S. Aggregate Bond Index, 30% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	4.44%
Since Inception	6.98%
(Inception date February 6, 2012)

Curian Guidance – Tactical Maximum Growth Fund

*30% S&P 500 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Bond Index, 30% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	3.78%
Since Inception	7.34%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Institutional Alt 65 Fund

*15% S&P 500 Index, 10% MSCI EAFE Index, 10% Barclays U.S. Aggregate Bond Index, 65% Credit Suisse Hedge Fund Index

Average Annual Total Returns
1 Year	2.60%
Since Inception	5.36%
(Inception date February 6, 2012)

Curian Guidance – Alt 100 Conservative Fund

Average Annual Total Returns
1 Year	1.38%
Since Inception	0.82%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Alt 100 Moderate Fund

*80% Credit Suisse Hedge Fund Index, 10% FTSE EPRA/NAREIT Developed Index, 10% Bloomberg Commodity Index

Average Annual Total Returns
1 Year	2.27%
Since Inception	2.91%
(Inception date February 6, 2012)

Curian Guidance – Alt 100 Growth Fund

*60% Credit Suisse Hedge Fund Index, 20% FTSE EPRA/NAREIT Developed Index, 20% Bloomberg Commodity Index

Average Annual Total Returns
1 Year	2.20%
Since Inception	2.39%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – International Conservative Fund

*20% MSCI All Country World ex U.S. Index, 80% Citigroup World Government Bond ex U.S. Index

Average Annual Total Returns
1 Year	-2.03%
Since Inception	-2.34%
(Inception date April 29, 2013)

Curian Guidance – International Moderate Fund

*60% MSCI All Country World ex U.S. Index, 40% Citigroup World Government Bond ex U.S. Index

Average Annual Total Returns
1 Year	-3.20%
Since Inception	-1.87%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – International Growth Fund

*80% MSCI All Country World ex U.S. Index, 20% Citigroup World Government Bond ex U.S. Index

Average Annual Total Returns
1 Year	-3.25%
Since Inception	-0.85%
(Inception date April 29, 2013)

Curian Guidance – Equity 100 Fund

Average Annual Total Returns
1 Year	4.84%
Since Inception	14.83%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Guidance Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Guidance – Fixed Income 100 Fund

Average Annual Total Returns
1 Year	2.14%
Since Inception	0.20%
(Inception date September 10, 2012)

Curian Guidance – Real Assets Fund

*33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index, 34% Barclays U.S. TIPS Index

Average Annual Total Returns
1 Year	-1.65%
Since Inception	-1.58%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/American Funds

Capital Research and Management Company

(Unaudited)

Curian/American Funds® Global Growth Fund

Portfolio Composition†:

Global Equity	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/American Funds Global Growth Fund underperformed its benchmark by posting a return of 2.06% compared to 4.17% for the MSCI All Country World Index.

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series® – Global Growth

FundSM (the "Master Fund"). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

Curian/American Funds® Growth Fund

Portfolio Composition†:

Domestic Equity	100.0%
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/American Funds Growth Fund underperformed its benchmark by posting a return of 7.98% compared to 13.69% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series® – Growth FundSM (the

"Master Fund"). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund's financial statements.

Curian/American Funds (continued)

Capital Research and Management Company

(Unaudited)

Curian/American Funds® Global Growth Fund

Average Annual Total Returns*
1 Year	2.06
Since Inception	9.38
(Inception date September 16, 2013)

Curian/American Funds® Growth Fund

Average Annual Total Returns*
1 Year	7.98%
Since Inception	14.81%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian Guidance - Interest Rate Opportunities Fund

	Shares	Value
INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 67.0%
Curian Long Short Credit Fund (2.3%) (a)	852	$8,264
Curian/BlackRock Global Long Short Credit Fund (2.2%) (a)	809	8,271
Curian/FAMCO Flex Core Covered Call Fund (1.0%) (a)	208	2,572
Curian/UBS Global Long Short Fixed Income Opportunities Fund (4.8%) (a)	870	8,279
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.2%) (a)	202	3,103
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	379	4,108
		34,597
DOMESTIC FIXED INCOME - 25.0%
JNL/PIMCO Real Return Fund - Class A (0.3%) (a)	496	5,187
JNL/PPM America Floating Rate Income Fund - Class A (0.5%) (a)	728	7,753
		12,940
INTERNATIONAL FIXED INCOME - 8.0%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.6%) (a)	394	4,128
Total Investment Companies (cost $52,861)		51,665
Total Investments - 100.0% (cost $52,861)		51,665
Other Assets and Liabilities - Net - (0.0%)		(12)
Total Net Assets - 100.0%		$51,653

Curian Guidance - Multi-Strategy Income Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 20.1%
Curian Long Short Credit Fund (0.5%) (a)	196	$1,907
Curian/BlackRock Global Long Short Credit Fund (0.5%) (a)	187	1,907
Curian/FAMCO Flex Core Covered Call Fund (0.2%) (a)	48	595
Curian/UBS Global Long Short Fixed Income Opportunities Fund (1.1%) (a)	200	1,907
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.1%) (a)	47	718
JNL/Invesco Global Real Estate Fund - Class A (0.0%) (a)	88	952
		7,986
DOMESTIC FIXED INCOME - 46.0%
Curian/DoubleLine Total Return Fund (0.5%) (a)	524	5,565
Curian/PIMCO Credit Income Fund (4.7%) (a)	382	4,175
JNL/PIMCO Real Return Fund - Class A (0.1%) (a)	114	1,194
JNL/PPM America Floating Rate Income Fund - Class A (0.3%) (a)	429	4,569
JNL/PPM America High Yield Bond Fund - Class A (0.1%) (a)	418	2,780
		18,283
GLOBAL FIXED INCOME - 24.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.3%) (a)	483	5,560
JNL/Neuberger Berman Strategic Income Fund - Class A (0.6%) (a)	383	4,171
		9,731
INTERNATIONAL FIXED INCOME - 9.4%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.6%) (a)	357	3,733
Total Investment Companies (cost $40,457)		39,733
Total Investments - 100.0% (cost $40,457)		39,733
Other Assets and Liabilities - Net - (0.0%)		(9)
Total Net Assets - 100.0%		$39,724

Curian Guidance - Equity Income Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 35.1%
Curian/FAMCO Flex Core Covered Call Fund (5.7%) (a)	1,139	$14,063
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.3%) (a)	230	3,526
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	646	7,010
		24,599
DOMESTIC EQUITY - 25.0%
Curian/The Boston Company Equity Income Fund (17.1%) (a)	732	10,509
JNL/T. Rowe Price Value Fund - Class A (0.2%) (a)	406	7,009
		17,518
GLOBAL EQUITY - 39.9%
Curian/Epoch Global Shareholder Yield Fund (48.8%) (a)	2,366	27,992
Total Investment Companies (cost $65,721)		70,109
Total Investments - 100.0% (cost $65,721)		70,109
Other Assets and Liabilities - Net - (0.0%)		(18)
Total Net Assets - 100.0%		$70,091

Curian Guidance - Conservative Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 34.9%
Curian Dynamic Risk Advantage - Diversified Fund (3.0%) (a)	980	$10,507
Curian/BlackRock Global Long Short Credit Fund (2.8%) (a)	1,034	10,563
Curian/FAMCO Flex Core Covered Call Fund (3.0%) (a)	593	7,328
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	385	4,175
JNL/Red Rocks Listed Private Equity Fund - Class A (0.5%) (a)	386	4,215
		36,788
DOMESTIC FIXED INCOME - 35.8%
Curian/DoubleLine Total Return Fund (1.4%) (a)	1,592	16,906

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/PIMCO Credit Income Fund (11.7%) (a)	947	10,360
JNL/PPM America Floating Rate Income Fund - Class A (0.2%) (a)	337	3,590
JNL/PPM America High Yield Bond Fund - Class A (0.3%) (a)	1,030	6,850
		37,706
GLOBAL FIXED INCOME - 19.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.7%) (a)	1,191	13,711
JNL/Neuberger Berman Strategic Income Fund - Class A (1.0%) (a)	630	6,862
		20,573
INTERNATIONAL FIXED INCOME - 9.8%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (1.6%) (a)	990	10,352
Total Investment Companies (cost $106,492)		105,419
Total Investments - 100.0% (cost $106,492)		105,419
Other Assets and Liabilities - Net - (0.0%)		(27)
Total Net Assets - 100.0%		$105,392

Curian Guidance - Moderate Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 32.5%
Curian Dynamic Risk Advantage - Diversified Fund (7.6%) (a)	2,501	$26,812
Curian Long Short Credit Fund (0.9%) (a)	332	3,222
Curian/AQR Risk Parity Fund (3.9%) (a)	648	6,796
Curian/BlackRock Global Long Short Credit Fund (0.8%) (a)	316	3,227
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.3%) (a)	539	5,376
Curian/FAMCO Flex Core Covered Call Fund (3.9%) (a)	780	9,627
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (2.0%) (a)	457	3,541
Curian/Nicholas Convertible Arbitrage Fund (1.6%) (a)	704	7,161
Curian/UBS Global Long Short Fixed Income Opportunities Fund (1.9%) (a)	339	3,225
Curian/Van Eck International Gold Fund (3.7%) (a)	693	3,041
JNL/AQR Managed Futures Strategy Fund - Class A (1.3%) (a)	670	6,898
JNL/BlackRock Commodity Securities Fund - Class A (0.3%) (a)	373	3,569
JNL/Boston Partners Global Long Short Equity Fund - Class A (2.8%) (a)	1,085	10,696
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.6%) (a)	472	7,240
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	656	7,113
JNL/Red Rocks Listed Private Equity Fund - Class A (1.1%) (a)	819	8,933
		116,477
DOMESTIC EQUITY - 25.0%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.3%) (a)	238	3,609
JNL/Invesco Small Cap Growth Fund - Class A (0.4%) (a)	175	3,573
JNL/JPMorgan MidCap Growth Fund - Class A (0.5%) (a)	201	6,434
JNL/PPM America Mid Cap Value Fund - Class A (1.6%) (a)	416	6,460
JNL/S&P Competitive Advantage Fund - Class A (0.4%) (a)	634	10,712
JNL/S&P Dividend Income & Growth Fund - Class A (0.2%) (a)	700	10,686
JNL/S&P Intrinsic Value Fund - Class A (0.4%) (a)	648	10,724
JNL/S&P Total Yield Fund - Class A (0.6%) (a)	718	10,816
JNL/T. Rowe Price Established Growth Fund - Class A (0.5%) (a)	796	26,426
		89,440
DOMESTIC FIXED INCOME - 13.7%
Curian/DoubleLine Total Return Fund (1.8%) (a)	2,061	21,894
Curian/PIMCO Credit Income Fund (15.4%) (a)	1,248	13,656
JNL/PPM America Floating Rate Income Fund - Class A (0.3%) (a)	438	4,660
JNL/PPM America High Yield Bond Fund - Class A (0.3%) (a)	1,346	8,951
		49,161
EMERGING MARKETS EQUITY - 5.3%
Curian/Ashmore Emerging Market Small Cap Equity Fund (8.5%) (a)	351	3,256
Curian/Franklin Templeton Frontier Markets Fund (4.5%) (a)	346	3,251
JNL/Lazard Emerging Markets Fund - Class A (0.9%) (a)	1,257	12,532
		19,039
GLOBAL FIXED INCOME - 7.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.9%) (a)	1,554	17,892
JNL/Neuberger Berman Strategic Income Fund - Class A (1.3%) (a)	823	8,962
		26,854
INTERNATIONAL EQUITY - 12.2%
Curian/Lazard International Strategic Equity Fund (17.5%) (a)	1,900	21,719
JNL/Invesco International Growth Fund - Class A (1.4%) (a)	1,710	21,768
		43,487
INTERNATIONAL FIXED INCOME - 3.8%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (2.1%) (a)	1,299	13,587
Total Investment Companies (cost $361,138)		358,045
Total Investments - 100.0% (cost $361,138)		358,045
Other Assets and Liabilities - Net - (0.0%)		(88)
Total Net Assets - 100.0%		$357,957

Curian Guidance - Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 27.6%
Curian Dynamic Risk Advantage - Diversified Fund (1.2%) (a)	388	$4,157
Curian Long Short Credit Fund (0.4%) (a)	138	1,336
Curian/AQR Risk Parity Fund (1.6%) (a)	270	2,830
Curian/BlackRock Global Long Short Credit Fund (0.4%) (a)	131	1,338

See accompanying Notes to Financial Statements.

	Shares	Value
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.6%) (a)	235	2,342
Curian/FAMCO Flex Core Covered Call Fund (2.2%) (a)	443	5,470
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (1.2%) (a)	278	2,154
Curian/Nicholas Convertible Arbitrage Fund (0.6%) (a)	262	2,670
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.8%) (a)	141	1,340
Curian/Van Eck International Gold Fund (2.8%) (a)	513	2,252
JNL/AQR Managed Futures Strategy Fund - Class A (0.6%) (a)	278	2,862
JNL/BlackRock Commodity Securities Fund - Class A (0.2%) (a)	225	2,151
JNL/Boston Partners Global Long Short Equity Fund - Class A (0.7%) (a)	286	2,821
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.3%) (a)	217	3,332
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	305	3,308
JNL/Red Rocks Listed Private Equity Fund - Class A (0.6%) (a)	503	5,493
		45,856
DOMESTIC EQUITY - 36.9%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.2%) (a)	164	2,496
JNL/Invesco Small Cap Growth Fund - Class A (0.3%) (a)	122	2,483
JNL/JPMorgan MidCap Growth Fund - Class A (0.3%) (a)	135	4,312
JNL/PPM America Mid Cap Value Fund - Class A (1.1%) (a)	277	4,309
JNL/S&P Competitive Advantage Fund - Class A (0.3%) (a)	432	7,300
JNL/S&P Dividend Income & Growth Fund - Class A (0.2%) (a)	476	7,268
JNL/S&P Intrinsic Value Fund - Class A (0.3%) (a)	440	7,275
JNL/S&P Total Yield Fund - Class A (0.4%) (a)	485	7,305
JNL/T. Rowe Price Established Growth Fund - Class A (0.4%) (a)	559	18,559
		61,307
DOMESTIC FIXED INCOME - 5.5%
Curian/DoubleLine Total Return Fund (0.3%) (a)	394	4,184
Curian/PIMCO Credit Income Fund (2.8%) (a)	230	2,512
JNL/PPM America Floating Rate Income Fund - Class A (0.1%) (a)	78	836
JNL/PPM America High Yield Bond Fund - Class A (0.1%) (a)	251	1,667
		9,199
EMERGING MARKETS EQUITY - 7.7%
Curian/Ashmore Emerging Market Small Cap Equity Fund (5.7%) (a)	237	2,191
Curian/Franklin Templeton Frontier Markets Fund (3.1%) (a)	234	2,199
JNL/Lazard Emerging Markets Fund - Class A (0.6%) (a)	852	8,497
		12,887
GLOBAL FIXED INCOME - 3.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.2%) (a)	290	3,337
JNL/Neuberger Berman Strategic Income Fund - Class A (0.3%) (a)	153	1,672
		5,009
INTERNATIONAL EQUITY - 17.8%
Curian/Lazard International Strategic Equity Fund (11.9%) (a)	1,290	14,750
JNL/Invesco International Growth Fund - Class A (1.0%) (a)	1,161	14,774
		29,524
INTERNATIONAL FIXED INCOME - 1.5%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.4%) (a)	240	2,508
Total Investment Companies (cost $169,914)		166,290
Total Investments - 100.0% (cost $169,914)		166,290
Other Assets and Liabilities - Net - (0.0%)		(39)
Total Net Assets - 100.0%		$166,251

Curian Guidance - Moderate Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 30.1%
Curian Dynamic Risk Advantage - Diversified Fund (7.2%) (a)	2,350	$25,187
Curian Long Short Credit Fund (1.3%) (a)	468	4,538
Curian/AQR Risk Parity Fund (5.5%) (a)	914	9,575
Curian/BlackRock Global Long Short Credit Fund (1.2%) (a)	444	4,543
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.8%) (a)	759	7,565
Curian/FAMCO Flex Core Covered Call Fund (5.5%) (a)	1,099	13,573
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (2.8%) (a)	646	5,000
Curian/Nicholas Convertible Arbitrage Fund (2.3%) (a)	991	10,083
Curian/UBS Global Long Short Fixed Income Opportunities Fund (2.6%) (a)	477	4,540
Curian/Van Eck International Gold Fund (5.2%) (a)	964	4,234
JNL/AQR Managed Futures Strategy Fund - Class A (1.9%) (a)	964	9,917
JNL/BlackRock Commodity Securities Fund - Class A (0.4%) (a)	525	5,027
JNL/Boston Partners Global Long Short Equity Fund - Class A (3.9%) (a)	1,529	15,076
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.8%) (a)	660	10,138
JNL/Invesco Global Real Estate Fund - Class A (0.5%) (a)	926	10,044
JNL/Red Rocks Listed Private Equity Fund - Class A (1.5%) (a)	1,153	12,582
		151,622
DOMESTIC EQUITY - 33.0%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.6%) (a)	434	6,596
JNL/Invesco Small Cap Growth Fund - Class A (0.7%) (a)	321	6,543
JNL/JPMorgan MidCap Growth Fund - Class A (0.9%) (a)	363	11,581
JNL/PPM America Mid Cap Value Fund - Class A (3.0%) (a)	746	11,598

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/S&P Competitive Advantage Fund - Class A (0.7%) (a)	1,193	20,139
JNL/S&P Dividend Income & Growth Fund - Class A (0.5%) (a)	1,316	20,097
JNL/S&P Intrinsic Value Fund - Class A (0.8%) (a)	1,217	20,141
JNL/S&P Total Yield Fund - Class A (1.1%) (a)	1,346	20,284
JNL/T. Rowe Price Established Growth Fund - Class A (1.0%) (a)	1,485	49,296
		166,275
DOMESTIC FIXED INCOME - 8.2%
Curian/DoubleLine Total Return Fund (1.5%) (a)	1,714	18,195
Curian/PIMCO Credit Income Fund (13.1%) (a)	1,064	11,638
JNL/PPM America Floating Rate Income Fund - Class A (0.3%) (a)	379	4,038
JNL/PPM America High Yield Bond Fund - Class A (0.3%) (a)	1,137	7,563
		41,434
EMERGING MARKETS EQUITY - 6.6%
Curian/Ashmore Emerging Market Small Cap Equity Fund (14.6%) (a)	604	5,603
Curian/Franklin Templeton Frontier Markets Fund (7.8%) (a)	596	5,601
JNL/Lazard Emerging Markets Fund - Class A (1.7%) (a)	2,223	22,162
		33,366
GLOBAL FIXED INCOME - 4.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.7%) (a)	1,313	15,116
JNL/Neuberger Berman Strategic Income Fund - Class A (1.1%) (a)	695	7,570
		22,686
INTERNATIONAL EQUITY - 15.3%
Curian/Lazard International Strategic Equity Fund (31.2%) (a)	3,381	38,642
JNL/Invesco International Growth Fund - Class A (2.5%) (a)	3,041	38,711
		77,353
INTERNATIONAL FIXED INCOME - 2.3%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (1.8%) (a)	1,107	11,580
Total Investment Companies (cost $504,827)		504,316
Total Investments - 100.0% (cost $504,827)		504,316
Other Assets and Liabilities - Net - (0.0%)		(126)
Total Net Assets - 100.0%		$504,190

Curian Guidance - Maximum Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 20.1%
Curian Long Short Credit Fund (0.2%) (a)	87	$840
Curian/AQR Risk Parity Fund (0.9%) (a)	148	1,552
Curian/BlackRock Global Long Short Credit Fund (0.2%) (a)	82	840
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.3%) (a)	133	1,321
Curian/FAMCO Flex Core Covered Call Fund (1.3%) (a)	261	3,222
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (0.7%) (a)	152	1,175
Curian/Nicholas Convertible Arbitrage Fund (0.4%) (a)	165	1,678
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.5%) (a)	88	841
Curian/Van Eck International Gold Fund (1.5%) (a)	283	1,243
JNL/AQR Managed Futures Strategy Fund - Class A (0.3%) (a)	158	1,631
JNL/BlackRock Commodity Securities Fund - Class A (0.1%) (a)	125	1,192
JNL/Boston Partners Global Long Short Equity Fund - Class A (0.4%) (a)	157	1,548
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.1%) (a)	126	1,930
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	176	1,909
JNL/Red Rocks Listed Private Equity Fund - Class A (0.4%) (a)	285	3,115
		24,037
DOMESTIC EQUITY - 47.1%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.2%) (a)	151	2,298
JNL/Invesco Small Cap Growth Fund - Class A (0.2%) (a)	112	2,276
JNL/JPMorgan MidCap Growth Fund - Class A (0.3%) (a)	124	3,955
JNL/PPM America Mid Cap Value Fund - Class A (1.0%) (a)	256	3,973
JNL/S&P Competitive Advantage Fund - Class A (0.2%) (a)	398	6,726
JNL/S&P Dividend Income & Growth Fund - Class A (0.2%) (a)	438	6,687
JNL/S&P Intrinsic Value Fund - Class A (0.3%) (a)	407	6,731
JNL/S&P Total Yield Fund - Class A (0.4%) (a)	449	6,768
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	510	16,943
		56,357
EMERGING MARKETS EQUITY - 10.0%
Curian/Ashmore Emerging Market Small Cap Equity Fund (5.3%) (a)	222	2,057
Curian/Franklin Templeton Frontier Markets Fund (2.9%) (a)	219	2,063
JNL/Lazard Emerging Markets Fund - Class A (0.6%) (a)	791	7,888
		12,008
INTERNATIONAL EQUITY - 22.8%
Curian/Lazard International Strategic Equity Fund (10.9%) (a)	1,183	13,522
JNL/Invesco International Growth Fund - Class A (0.9%) (a)	1,086	13,821
		27,343
Total Investment Companies (cost $120,453)		119,745
Total Investments - 100.0% (cost $120,453)		119,745
Other Assets and Liabilities - Net - (0.0%)		(30)
Total Net Assets - 100.0%		$119,715

See accompanying Notes to Financial Statements.

Curian Guidance - Tactical Moderate Growth Fund

	Shares	Value
INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 35.0%
Curian Dynamic Risk Advantage - Diversified Fund (8.6%) (a)	2,817	$30,203
Curian Long Short Credit Fund (0.8%) (a)	279	2,709
Curian/AQR Risk Parity Fund (3.2%) (a)	543	5,690
Curian/BlackRock Global Long Short Credit Fund (0.7%) (a)	266	2,713
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.1%) (a)	454	4,522
Curian/FAMCO Flex Core Covered Call Fund (3.3%) (a)	658	8,130
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (1.6%) (a)	375	2,901
Curian/Nicholas Convertible Arbitrage Fund (1.4%) (a)	592	6,022
Curian/UBS Global Long Short Income Opportunities Fund (1.6%) (a)	284	2,708
Curian/Van Eck International Gold Fund (3.0%) (a)	556	2,439
JNL/ Boston Partners Global Long Short Equity Fund - Class A (2.3%) (a)	909	8,965
JNL/AQR Managed Futures Strategy Fund - Class A (1.1%) (a)	566	5,819
JNL/BlackRock Commodity Securities Fund - Class A (0.3%) (a)	314	3,001
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.5%) (a)	396	6,080
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	553	6,003
JNL/Red Rocks Listed Private Equity Fund - Class A (0.9%) (a)	691	7,541
		105,446
DOMESTIC EQUITY - 49.9%
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (2.9%) (a)	2,864	54,414
JNL/Mellon Capital S&P 500 Index Fund - Class A (1.6%) (a)	3,819	65,338
JNL/Mellon Capital Small Cap Index Fund - Class A (1.6%) (a)	1,745	30,475
		150,227
DOMESTIC FIXED INCOME - 0.3%
JNL/Mellon Capital Bond Index Fund - Class A (0.1%) (a)	64	750

EMERGING MARKETS EQUITY - 4.0%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (1.5%) (a)	1,242	12,021

INTERNATIONAL EQUITY - 10.8%
JNL/Mellon Capital International Index Fund - Class A (1.5%) (a)	2,470	32,584
Total Investment Companies (cost $296,221)		301,028
Total Investments - 100.0% (cost $296,221)		301,028
Other Assets and Liabilities - Net - (0.0%)		(79)
Total Net Assets - 100.0%		$300,949

Curian Guidance - Tactical Maximum Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 20.1%
Curian Long Short Credit Fund (0.2%) (a)	72	$693
Curian/AQR Risk Parity Fund (0.7%) (a)	122	1,281
Curian/BlackRock Global Long Short Credit Fund (0.2%) (a)	68	693
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.3%) (a)	110	1,092
Curian/FAMCO Flex Core Covered Call Fund (1.1%) (a)	216	2,662
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (0.5%) (a)	125	971
Curian/Nicholas Convertible Arbitrage Fund (0.3%) (a)	136	1,384
Curian/UBS Global Long Short Fixed Income Opportunities Fund (0.4%) (a)	73	693
Curian/Van Eck International Gold Fund (1.3%) (a)	234	1,027
JNL/AQR Managed Futures Strategy Fund - Class A (0.3%) (a)	127	1,303
JNL/BlackRock Commodity Securities Fund - Class A (0.1%) (a)	103	989
JNL/Boston Partners Global Long Short Equity Fund - Class A (0.3%) (a)	129	1,276
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.1%) (a)	104	1,602
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	145	1,572
JNL/Red Rocks Listed Private Equity Fund - Class A (0.3%) (a)	235	2,568
		19,806
DOMESTIC BALANCED - 24.9%
Curian/T. Rowe Price Capital Appreciation Fund (21.8%) (a)	2,163	24,611

DOMESTIC EQUITY - 22.6%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.2%) (a)	115	1,752
JNL/Invesco Small Cap Growth Fund - Class A (0.3%) (a)	122	2,482
JNL/JPMorgan MidCap Growth Fund - Class A (0.1%) (a)	47	1,490
JNL/PPM America Mid Cap Value Fund - Class A (0.5%) (a)	128	1,991
JNL/T. Rowe Price Established Growth Fund - Class A (0.2%) (a)	231	7,660
JNL/T. Rowe Price Value Fund - Class A (0.2%) (a)	401	6,923
		22,298
EMERGING MARKETS EQUITY - 1.5%
JNL/Lazard Emerging Markets Fund - Class A (0.1%) (a)	149	1,487

GLOBAL BALANCED - 24.9%
JNL/Ivy Asset Strategy Fund - Class A (0.8%) (a)	1,798	24,528

See accompanying Notes to Financial Statements.

	Shares	Value
INTERNATIONAL EQUITY - 6.0%
JNL/Invesco International Growth Fund - Class A (0.4%) (a)	464	5,907
Total Investment Companies (cost $97,272)		98,637
Total Investments - 100.0% (cost $97,272)		98,637
Other Assets and Liabilities - Net - (0.0%)		(25)
Total Net Assets - 100.0%		$98,612

Curian Guidance - Institutional Alt 65 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 64.8%
Curian Long Short Credit Fund (0.9%) (a)	320	$3,101
Curian/AQR Risk Parity Fund (3.7%) (a)	615	6,445
Curian/BlackRock Global Long Short Credit Fund (0.8%) (a)	306	3,126
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.2%) (a)	499	4,975
Curian/FAMCO Flex Core Covered Call Fund (3.8%) (a)	759	9,377
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (1.7%) (a)	402	3,113
Curian/Nicholas Convertible Arbitrage Fund (1.5%) (a)	638	6,492
Curian/UBS Global Long Short Fixed Income Opportunities Fund (1.8%) (a)	326	3,108
Curian/Van Eck International Gold Fund (3.1%) (a)	568	2,494
JNL/AQR Managed Futures Strategy Fund - Class A (1.3%) (a)	669	6,887
JNL/BlackRock Commodity Securities Fund - Class A (0.3%) (a)	331	3,169
JNL/Boston Partners Global Long Short Equity Fund - Class A (2.6%) (a)	1,016	10,015
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.5%) (a)	433	6,649
JNL/Invesco Global Real Estate Fund - Class A (0.3%) (a)	633	6,863
JNL/Red Rocks Listed Private Equity Fund - Class A (1.0%) (a)	790	8,615
		84,429
DOMESTIC EQUITY - 15.4%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.1%) (a)	53	798
JNL/Invesco Small Cap Growth Fund - Class A (0.1%) (a)	39	800
JNL/JPMorgan MidCap Growth Fund - Class A (0.1%) (a)	46	1,463
JNL/PPM America Mid Cap Value Fund - Class A (0.4%) (a)	95	1,469
JNL/S&P Competitive Advantage Fund - Class A (0.1%) (a)	143	2,414
JNL/S&P Dividend Income & Growth Fund - Class A (0.1%) (a)	156	2,387
JNL/S&P Intrinsic Value Fund - Class A (0.1%) (a)	146	2,418
JNL/S&P Total Yield Fund - Class A (0.1%) (a)	160	2,413
JNL/T. Rowe Price Established Growth Fund - Class A (0.1%) (a)	179	5,948
		20,110
DOMESTIC FIXED INCOME - 5.5%
Curian/DoubleLine Total Return Fund (0.3%) (a)	308	3,273
Curian/PIMCO Credit Income Fund (2.2%) (a)	179	1,962
JNL/PPM America Floating Rate Income Fund - Class A (0.0%) (a)	61	650
JNL/PPM America High Yield Bond Fund - Class A (0.0%) (a)	193	1,281
		7,166
EMERGING MARKETS EQUITY - 2.9%
Curian/Ashmore Emerging Market Small Cap Equity Fund (1.6%) (a)	68	634
Curian/Franklin Templeton Frontier Markets Fund (0.8%) (a)	64	603
JNL/Lazard Emerging Markets Fund - Class A (0.2%) (a)	249	2,477
		3,714
GLOBAL FIXED INCOME - 3.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.1%) (a)	223	2,572
JNL/Neuberger Berman Strategic Income Fund - Class A (0.2%) (a)	120	1,306
		3,878
INTERNATIONAL EQUITY - 7.0%
Curian/Lazard International Strategic Equity Fund (3.7%) (a)	396	4,524
JNL/Invesco International Growth Fund - Class A (0.3%) (a)	358	4,552
		9,076
INTERNATIONAL FIXED INCOME - 1.4%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.3%) (a)	180	1,882
Total Investment Companies (cost $130,779)		130,255
Total Investments - 100.0% (cost $130,779)		130,255
Other Assets and Liabilities - Net - (0.0%)		(35)
Total Net Assets - 100.0%		$130,220

Curian Guidance - Alt 100 Conservative Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 100.0%
Curian Long Short Credit Fund (0.5%) (a)	169	$1,642
Curian/AQR Risk Parity Fund (1.8%) (a)	309	3,237
Curian/BlackRock Global Long Short Credit Fund (0.4%) (a)	161	1,645
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.6%) (a)	260	2,595
Curian/FAMCO Flex Core Covered Call Fund (1.3%) (a)	261	3,225
Curian/Neuberger Berman Currency Fund (0.9%) (a)	181	1,829
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (0.4%) (a)	93	721
Curian/Nicholas Convertible Arbitrage Fund (0.7%) (a)	319	3,246
Curian/UBS Global Long Short Fixed Income Opportunities Fund (1.0%) (a)	173	1,646
JNL/AQR Managed Futures Strategy Fund - Class A (0.6%) (a)	317	3,263

See accompanying Notes to Financial Statements.

	Shares	Value
JNL/BlackRock Commodity Securities Fund - Class A (0.1%) (a)	76	732
JNL/Boston Partners Global Long Short Equity Fund - Class A (1.7%) (a)	654	6,451
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.2%) (a)	145	2,224
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	200	2,166
JNL/Red Rocks Listed Private Equity Fund - Class A (0.2%) (a)	167	1,819
Total Investment Companies (cost $36,845)		36,441
Total Investments - 100.0% (cost $36,845)		36,441
Other Assets and Liabilities - Net - (0.0%)		(8)
Total Net Assets - 100.0%		$36,433

Curian Guidance - Alt 100 Moderate Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 100.0%
Curian Long Short Credit Fund (3.5%) (a)	1,293	$12,541
Curian/AQR Risk Parity Fund (15.2%) (a)	2,549	26,718
Curian/BlackRock Global Long Short Credit Fund (3.3%) (a)	1,230	12,572
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (5.0%) (a)	2,104	20,980
Curian/FAMCO Flex Core Covered Call Fund (15.6%) (a)	3,123	38,570
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (7.5%) (a)	1,732	13,406
Curian/Nicholas Convertible Arbitrage Fund (6.1%) (a)	2,639	26,836
Curian/UBS Global Long Short Fixed Income Opportunities Fund (7.3%) (a)	1,318	12,551
Curian/Van Eck International Gold Fund (13.1%) (a)	2,423	10,637
JNL/ Boston Partners Global Long Short Equity Fund - Class A (10.9%) (a)	4,226	41,670
JNL/AQR Managed Futures Strategy Fund - Class A (5.5%) (a)	2,740	28,189
JNL/BlackRock Commodity Securities Fund - Class A (1.2%) (a)	1,436	13,741
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (2.1%) (a)	1,830	28,084
JNL/Invesco Global Real Estate Fund - Class A (1.4%) (a)	2,580	27,991
JNL/Red Rocks Listed Private Equity Fund - Class A (4.1%) (a)	3,225	35,181
Total Investment Companies (cost $351,856)		349,667
Total Investments - 100.0% (cost $351,856)		349,667
Other Assets and Liabilities - Net - (0.0%)		(94)
Total Net Assets - 100.0%		$349,573

Curian Guidance - Alt 100 Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 100.0%
Curian Long Short Credit Fund (1.0%) (a)	367	$3,557
Curian/AQR Risk Parity Fund (4.1%) (a)	687	7,198
Curian/BlackRock Global Long Short Credit Fund (0.9%) (a)	348	3,559
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (1.5%) (a)	617	6,156
Curian/FAMCO Flex Core Covered Call Fund (5.8%) (a)	1,155	14,267
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (2.9%) (a)	678	5,245
Curian/Nicholas Convertible Arbitrage Fund (1.8%) (a)	752	7,650
Curian/UBS Global Long Short Fixed Income Opportunities Fund (2.1%) (a)	373	3,553
Curian/Van Eck International Gold Fund (6.7%) (a)	1,251	5,492
JNL/AQR Managed Futures Strategy Fund - Class A (1.4%) (a)	727	7,478
JNL/BlackRock Commodity Securities Fund - Class A (0.5%) (a)	561	5,369
JNL/Boston Partners Global Long Short Equity Fund - Class A (1.9%) (a)	730	7,193
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.7%) (a)	566	8,688
JNL/Invesco Global Real Estate Fund - Class A (0.4%) (a)	796	8,638
JNL/Red Rocks Listed Private Equity Fund - Class A (1.7%) (a)	1,292	14,096
Total Investment Companies (cost $111,771)		108,139
Total Investments - 100.0% (cost $111,771)		108,139
Other Assets and Liabilities - Net - (0.0%)		(26)
Total Net Assets - 100.0%		$108,113

Curian Guidance - International Conservative Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 14.9%
Curian/CenterSquare International Real Estate Securities Fund (2.5%) (a)	55	$490
Curian/Neuberger Berman Currency Fund (0.1%) (a)	24	246
		736
EMERGING MARKETS EQUITY - 4.0%
JNL/Lazard Emerging Markets Fund - Class A (0.0%) (a)	20	197

INTERNATIONAL EQUITY - 20.9%
Curian/Lazard International Strategic Equity Fund (0.3%) (a)	34	391
JNL/Invesco International Growth Fund - Class A (0.0%) (a)	50	636
		1,027
INTERNATIONAL FIXED INCOME - 60.2%
Curian/Baring International Fixed Income Fund (9.1%) (a)	239	2,223
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.1%) (a)	70	739
		2,962
Total Investment Companies (cost $5,161)		4,922
Total Investments - 100.0% (cost $5,161)		4,922
Other Assets and Liabilities - Net - (0.0%)		(1)
Total Net Assets - 100.0%		$4,921

See accompanying Notes to Financial Statements.

Curian Guidance - International Moderate Fund

	Shares	Value
INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 8.0%
Curian/CenterSquare International Real Estate Securities Fund (2.8%) (a)	61	$549
Curian/Neuberger Berman Currency Fund (0.2%) (a)	33	331
		880
EMERGING MARKETS EQUITY - 19.1%
Curian/Ashmore Emerging Market Small Cap Equity Fund (1.7%) (a)	72	666
Curian/Franklin Templeton Frontier Markets Fund (0.8%) (a)	59	553
JNL/Lazard Emerging Markets Fund - Class A (0.1%) (a)	88	880
		2,099
INTERNATIONAL EQUITY - 32.9%
Curian/Lazard International Strategic Equity Fund (1.2%) (a)	134	1,537
JNL/Eastspring Investments Asia ex-Japan Fund - Class A (0.4%) (a)	70	550
JNL/Invesco International Growth Fund - Class A (0.1%) (a)	121	1,538
		3,625
INTERNATIONAL FIXED INCOME - 40.0%
Curian/Baring International Fixed Income Fund (11.3%) (a)	296	2,762
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.3%) (a)	158	1,651
		4,413
Total Investment Companies (cost $11,682)		11,017
Total Investments - 100.0% (cost $11,682)		11,017
Other Assets and Liabilities - Net - (0.0%)		(2)
Total Net Assets - 100.0%		$11,015

Curian Guidance - International Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 8.0%
Curian/CenterSquare International Real Estate Securities Fund (2.0%) (a)	45	$402
Curian/Neuberger Berman Currency Fund (0.1%) (a)	24	243
		645
EMERGING MARKETS EQUITY - 27.2%
Curian/Ashmore Emerging Market Small Cap Equity Fund (2.1%) (a)	88	817
Curian/Franklin Templeton Frontier Markets Fund (0.7%) (a)	53	494
JNL/Lazard Emerging Markets Fund - Class A (0.1%) (a)	89	887
		2,198
INTERNATIONAL EQUITY - 44.7%
Curian/Lazard International Strategic Equity Fund (1.2%) (a)	133	1,522
JNL/Eastspring Investments Asia ex-Japan Fund - Class A (0.4%) (a)	72	567
JNL/Invesco International Growth Fund - Class A (0.1%) (a)	120	1,525
		3,614
INTERNATIONAL FIXED INCOME - 20.1%
Curian/Baring International Fixed Income Fund (4.6%) (a)	122	1,136
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (0.1%) (a)	46	486
		1,622
Total Investment Companies (cost $8,501)		8,079
Total Investments - 100.0% (cost $8,501)		8,079
Other Assets and Liabilities - Net - (0.0%)		(2)
Total Net Assets - 100.0%		$8,077

Curian Guidance - Equity 100 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 59.9%
JNL/Franklin Templeton Small Cap Value Fund - Class A (0.2%) (a)	133	$2,027
JNL/Invesco Small Cap Growth Fund - Class A (0.2%) (a)	99	2,011
JNL/JPMorgan MidCap Growth Fund - Class A (0.3%) (a)	110	3,524
JNL/PPM America Mid Cap Value Fund - Class A (0.9%) (a)	227	3,529
JNL/S&P Competitive Advantage Fund - Class A (0.2%) (a)	358	6,040
JNL/S&P Dividend Income & Growth Fund - Class A (0.1%) (a)	395	6,027
JNL/S&P Intrinsic Value Fund - Class A (0.2%) (a)	364	6,026
JNL/S&P Total Yield Fund - Class A (0.3%) (a)	402	6,061
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	454	15,085
		50,330
EMERGING MARKETS EQUITY - 12.1%
Curian/Ashmore Emerging Market Small Cap Equity Fund (4.4%) (a)	184	1,701
Curian/Franklin Templeton Frontier Markets Fund (2.4%) (a)	181	1,702
JNL/Lazard Emerging Markets Fund - Class A (0.5%) (a)	675	6,732
		10,135
INTERNATIONAL EQUITY - 28.0%
Curian/Lazard International Strategic Equity Fund (9.5%) (a)	1,026	11,731
JNL/Invesco International Growth Fund - Class A (0.8%) (a)	923	11,747
		23,478
Total Investment Companies (cost $87,211)		83,943
Total Investments - 100.0% (cost $87,211)		83,943
Other Assets and Liabilities - Net - (0.0%)		(21)
Total Net Assets - 100.0%		$83,922

See accompanying Notes to Financial Statements.

Curian Guidance - Fixed Income 100 Fund

	Shares	Value
INVESTMENT COMPANIES - 100.0%

DOMESTIC FIXED INCOME - 55.0%
Curian/DoubleLine Total Return Fund (1.0%) (a)	1,138	$12,089
Curian/PIMCO Credit Income Fund (8.2%) (a)	663	7,254
JNL/PPM America Floating Rate Income Fund - Class A (0.1%) (a)	227	2,416
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	726	4,826
		26,585
GLOBAL FIXED INCOME - 30.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.5%) (a)	839	9,659
JNL/Neuberger Berman Strategic Income Fund - Class A (0.7%) (a)	444	4,833
		14,492
INTERNATIONAL FIXED INCOME - 15.0%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (1.1%) (a)	692	7,236
Total Investment Companies (cost $50,002)		48,313
Total Investments - 100.0% (cost $50,002)		48,313
Other Assets and Liabilities - Net - (0.0%)		(12)
Total Net Assets - 100.0%		$48,301

Curian Guidance - Real Assets Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 90.0%
Curian/CenterSquare International Real Estate Securities Fund (5.7%) (a)	126	$1,130
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (0.3%) (a)	114	1,132
Curian/Neuberger Berman Currency Fund (0.3%) (a)	56	566
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (0.9%) (a)	218	1,686
Curian/Van Eck International Gold Fund (1.1%) (a)	208	914
JNL/BlackRock Commodity Securities Fund - Class A (0.2%) (a)	176	1,688
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.1%) (a)	125	1,922
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	104	1,126
		10,164
DOMESTIC FIXED INCOME - 10.0%
JNL/PIMCO Real Return Fund - Class A (0.1%) (a)	108	1,133
Total Investment Companies (cost $12,243)		11,297
Total Investments - 100.0% (cost $12,243)		11,297
Other Assets and Liabilities - Net - (0.0%)		(3)
Total Net Assets - 100.0%		$11,294

Curian/American Funds Global Growth Fund

INVESTMENT COMPANIES - 100.0%

GLOBAL EQUITY - 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	1,201	$33,009
Total Investment Companies (cost $34,171)		33,009
Total Investments - 100.0% (cost $34,171)		33,009
Other Assets and Liabilities - Net - (0.0%)		(10)
Total Net Assets - 100.0%		$32,999

Curian/American Funds Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Growth Fund - Class 1	1,324	$106,124
Total Investment Companies (cost $98,052)		106,124
Total Investments - 100.0% (cost $98,052)		106,124
Other Assets and Liabilities - Net - (0.0%)		(51)
Total Net Assets - 100.0%		$106,073

(a)

At December 31, 2014, the Fund’s percentage ownership of the underlying affiliated fund is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control. Percentages reflecting 0.0% represent amounts less than 0.05%.

Abbreviations:

MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	Curian Guidance - Interest Rate Opportunities Fund	Curian Guidance - Multi-Strategy Income Fund	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	51,665	39,733	70,109	105,419	358,045	166,290
Total investments, at value (c)	51,665	39,733	70,109	105,419	358,045	166,290
Receivable for investments sold	—	—	—	17	—	—
Receivable for fund shares sold	36	116	48	12	453	145
Receivable from adviser	—	—	—	—	—	—
Other assets	1	—	—	1	2	1
Total assets	51,702	39,849	70,157	105,449	358,500	166,436
Liabilities
Payable for advisory fees	7	5	9	13	45	21
Payable for administrative fees	4	2	6	9	30	14
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	32	61	44	—	319	132
Payable for fund shares redeemed	4	55	4	30	133	13
Payable for trustee fees	1	1	2	3	10	3
Payable for chief compliance officer fees	—	—	—	—	1	—
Payable for other expenses	1	1	1	2	5	2
Total liabilities	49	125	66	57	543	185
Net assets	$51,653	$39,724	$70,091	$105,392	$357,957	$166,251
Net assets consist of:
Paid-in capital	$51,956	$39,739	$63,684	$103,727	$345,919	$161,066
Undistributed net investment income	496	600	740	1,477	6,393	3,350
Accumulated net realized gain	397	109	1,279	1,261	8,738	5,459
Net unrealized appreciation (depreciation) on investments	(1,196)	(724)	4,388	(1,073)	(3,093)	(3,624)
	$51,653	$39,724	$70,091	$105,392	$357,957	$166,251
Shares outstanding (no par value), unlimited shares authorized	5,278	4,065	5,549	9,641	30,054	14,675
Net asset value per share	$9.79	$9.77	$12.63	$10.93	$11.91	$11.33

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	52,861	40,457	65,721	106,492	361,138	169,914
(c) Total investments, at cost	$52,861	$40,457	$65,721	$106,492	$361,138	$169,914

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance - Alt 100 Conservative Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	504,316	119,745	301,028	98,637	130,255	36,441
Total investments, at value (c)	504,316	119,745	301,028	98,637	130,255	36,441
Receivable for investments sold	—	—	—	—	—	6
Receivable for fund shares sold	1,219	68	26	10	83	12
Receivable from adviser	—	—	—	—	—	—
Other assets	2	1	1	1	1	1
Total assets	505,537	119,814	301,055	98,648	130,339	36,460
Liabilities
Payable for advisory fees	63	15	38	12	17	5
Payable for administrative fees	42	11	25	9	11	2
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	1,048	35	8	6	79	—
Payable for fund shares redeemed	171	32	18	4	4	18
Payable for trustee fees	15	4	11	3	6	1
Payable for chief compliance officer fees	1	—	1	—	—	—
Payable for other expenses	7	2	5	2	2	1
Total liabilities	1,347	99	106	36	119	27
Net assets	$504,190	$119,715	$300,949	$98,612	$130,220	$36,433
Net assets consist of:
Paid-in capital	$481,290	$111,229	$284,671	$91,287	$121,964	$36,025
Undistributed net investment income	9,782	2,626	3,466	1,455	2,286	434
Accumulated net realized gain	13,629	6,568	8,005	4,505	6,494	378
Net unrealized appreciation (depreciation) on investments	(511)	(708)	4,807	1,365	(524)	(404)
	$504,190	$119,715	$300,949	$98,612	$130,220	$36,433
Shares outstanding (no par value), unlimited shares authorized	42,196	9,669	26,142	8,364	11,473	3,611
Net asset value per share	$11.95	$12.38	$11.51	$11.79	$11.35	$10.09

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	504,827	120,453	296,221	97,272	130,779	36,845
(c) Total investments, at cost	$504,827	$120,453	$296,221	$97,272	$130,779	$36,845

See accompanying Notes to Financial Statements.

	Curian Guidance - Alt 100 Moderate Fund	Curian Guidance - Alt 100 Growth Fund	Curian Guidance - International Conservative Fund	Curian Guidance - International Moderate Fund	Curian Guidance - International Growth Fund	Curian Guidance - Equity 100 Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	349,667	108,139	4,922	11,017	8,079	83,943
Total investments, at value (c)	349,667	108,139	4,922	11,017	8,079	83,943
Receivable for investments sold	41	—	—	—	—	—
Receivable for fund shares sold	45	232	5	39	2	113
Receivable from adviser	—	—	—	—	—	—
Other assets	2	1	—	1	—	—
Total assets	349,755	108,372	4,927	11,057	8,081	84,056
Liabilities
Payable for advisory fees	44	14	1	1	1	11
Payable for administrative fees	30	9	—	1	1	7
Payable for 12b-1 fee	—	—	—	—	—	—
Payable for investment securities purchased	—	208	5	37	2	77
Payable for fund shares redeemed	86	24	—	2	—	36
Payable for trustee fees	15	2	—	—	—	2
Payable for chief compliance officer fees	1	—	—	—	—	—
Payable for other expenses	6	2	—	1	—	1
Total liabilities	182	259	6	42	4	134
Net assets	$349,573	$108,113	$4,921	$11,015	$8,077	$83,922
Net assets consist of:
Paid-in capital	$341,082	$107,937	$5,108	$11,421	$8,264	$77,511
Undistributed net investment income	5,162	1,807	32	124	94	1,980
Accumulated net realized gain	5,518	2,001	20	135	141	7,699
Net unrealized appreciation (depreciation) on investments	(2,189)	(3,632)	(239)	(665)	(422)	(3,268)
	$349,573	$108,113	$4,921	$11,015	$8,077	$83,922
Shares outstanding (no par value), unlimited shares authorized	32,970	10,451	518	1,148	826	6,378
Net asset value per share	$10.60	$10.34	$9.51	$9.59	$9.78	$13.16

(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	351,856	111,771	5,161	11,682	8,501	87,211
(c) Total investments, at cost	$351,856	$111,771	$5,161	$11,682	$8,501	$87,211

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund	Curian/ American Funds Global Growth Fund(d)	Curian/ American Funds Growth Fund(d)
Assets
Investments - unaffiliated, at value (a)	$—	$—	$33,009	$106,124
Investments - affiliated, at value (b)	48,313	11,297	—	—
Total investments, at value (c)	48,313	11,297	33,009	106,124
Receivable for investments sold	12	56	—	—
Receivable for fund shares sold	—	—	431	128
Receivable from adviser	—	—	17	44
Other assets	—	—	—	1
Total assets	48,325	11,353	33,457	106,297
Liabilities
Payable for advisory fees	6	1	21	74
Payable for administrative fees	4	1	3	9
Payable for 12b-1 fee	—	—	2	8
Payable for investment securities purchased	—	—	426	17
Payable for fund shares redeemed	12	56	5	111
Payable for trustee fees	1	—	1	3
Payable for chief compliance officer fees	—	—	—	—
Payable for other expenses	1	1	—	2
Total liabilities	24	59	458	224
Net assets	$48,301	$11,294	$32,999	$106,073
Net assets consist of:
Paid-in capital	$49,148	$12,004	$32,176	$93,173
Undistributed net investment income	843	69	288	784
Accumulated net realized gain	(1)	167	1,697	4,044
Net unrealized appreciation (depreciation) on investments	(1,689)	(946)	(1,162)	8,072
	$48,301	$11,294	$32,999	$106,073
Shares outstanding (no par value), unlimited shares authorized	4,890	1,171	2,944	7,137
Net asset value per share	$9.88	$9.64	$11.21	$14.86

(a) Investments - unaffiliated, at cost	$—	$—	$34,171	$98,052
(b) Investments - affiliated, at cost	50,002	12,243	—	—
(c) Total investments, at cost	$50,002	$12,243	$34,171	$98,052

(d)         The Master Funds for the Curian/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	Curian Guidance - Interest Rate Opportunities Fund	Curian Guidance - Multi-Strategy Income Fund	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund
Investment income
Dividends from affiliated investments	$497	$616	$159	$1,578	$3,516	$1,424
Dividends received from master fund	—	—	—	—	—	—
Total investment income	497	616	159	1,578	3,516	1,424

Expenses
Advisory fees	67	46	87	118	409	162
Administrative fees	45	30	58	79	274	109
12b-1 fees	—	—	—	—	—	—
Legal fees	1	1	2	3	10	3
Trustee fees	4	3	6	7	25	10
Other expenses	1	2	1	2	7	3
Total expenses	118	82	154	209	725	287
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	118	82	154	209	725	287
Net investment income	379	534	5	1,369	2,791	1,137

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	135	35	521	841	2,793	1,726
Distributions from affiliated investment companies	436	219	1,497	657	9,694	5,978
Net change in unrealized appreciation (depreciation) on Investments	(865)	(462)	2,511	(701)	(6,997)	(5,410)
Net realized and unrealized gain (loss)	(294)	(208)	4,529	797	5,490	2,294
Net increase (decrease) in net assets from operations	$85	$326	$4,534	$2,166	$8,281	$3,431

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance – Alt 100 Conservative Fund
Investment income
Dividends from affiliated investments	$4,435	$884	$3,492	$805	$1,432	$284
Dividends received from master fund	—	—	—	—	—	—
Total investment income	4,435	884	3,492	805	1,432	284

Expenses
Advisory fees	587	145	409	130	189	42
Administrative fees	392	97	273	87	126	26
12b-1 fees	—	—	—	—	—	—
Legal fees	13	4	11	3	5	1
Trustee fees	37	9	26	8	12	3
Other expenses	12	3	9	2	3	1
Total expenses	1,041	258	728	230	335	73
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	1,041	258	728	230	335	73
Net investment income	3,394	626	2,764	575	1,097	211

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	3,514	3,385	5,081	1,926	4,860	92
Distributions from affiliated investment companies	16,906	5,294	4,457	3,626	3,359	565
Net change in unrealized appreciation (depreciation) on Investments	(10,147)	(5,465)	(598)	(2,945)	(6,422)	(509)
Net realized and unrealized gain (loss)	10,273	3,214	8,940	2,607	1,797	148
Net increase (decrease) in net assets from operations	$13,667	$3,840	$11,704	$3,182	$2,894	$359

See accompanying Notes to Financial Statements.

	Curian Guidance – Alt 100 Moderate Fund	Curian Guidance – Alt 100 Growth Fund	Curian Guidance - International Conservative Fund	Curian Guidance - International Moderate Fund	Curian Guidance - International Growth Fund	Curian Guidance - Equity 100 Fund
Investment income
Dividends from affiliated investments	$4,060	$1,442	$38	$104	$76	$493
Dividends received from master fund	—	—	—	—	—	—
Total investment income	4,060	1,442	38	104	76	493

Expenses
Advisory fees	488	114	5	12	10	106
Administrative fees	326	76	4	9	7	71
12b-1 fees	—	—	—	—	—	—
Legal fees	12	2	1	—	—	3
Trustee fees	32	7	—	1	1	7
Other expenses	10	2	—	—	—	1
Total expenses	868	201	10	22	18	188
Expense waived by Adviser	—	—	—	—	—	—
Net expenses	868	201	10	22	18	188
Net investment income	3,192	1,241	28	82	58	305

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	3,269	749	9	87	111	5,116
Distributions from affiliated investment companies	6,276	1,935	22	107	78	4,337
Net change in unrealized appreciation (depreciation) on Investments	(6,717)	(4,047)	(232)	(695)	(566)	(6,210)
Net realized and unrealized gain (loss)	2,828	(1,363)	(201)	(501)	(377)	3,243
Net increase (decrease) in net assets from operations	$6,020	$(122)	$(173)	$(419)	$(319)	$3,548

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund	Curian/ American Funds Global Growth Fund(a)	Curian/ American Funds Growth Fund (a)
Investment income
Dividends from affiliated investments	$867	$70	$—	$—
Dividends received from master fund	—	—	385	1,317
Total investment income	867	70	385	1,317

Expenses
Advisory fees	57	14	151	632
Administrative fees	38	10	18	74
12b-1 fees	—	—	47	186
Legal fees	1	—	1	3
Trustee fees	3	1	2	7
Other expenses	1	1	1	2
Total expenses	100	26	220	904
Expense waived by Adviser	—	—	(123)	(372)
Net expenses	100	26	97	532
Net investment income	767	44	288	785

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	4	653
Affiliated investments	326	109	—	—
Distributions from unaffiliated investment companies	—	—	1,693	3,395
Distributions from affiliated investment companies	255	91	—	—
Net change in unrealized appreciation (depreciation) on Investments	(973)	(912)	(1,362)	1,309
Net realized and unrealized gain (loss)	(392)	(712)	335	5,357
Net increase (decrease) in net assets from operations	$375	$(668)	$623	$6,142

(a)         The Master Funds for the Curian/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	Curian Guidance - Interest Rate Opportunities Fund	Curian Guidance - Multi-Strategy Income Fund	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund
Operations
Net investment income	$379	$534	$5	$1,369	$2,791	$1,137
Net realized gain	571	254	2,018	1,498	12,487	7,704
Net change in unrealized appreciation (depreciation)	(865)	(462)	2,511	(701)	(6,997)	(5,410)
Net increase (decrease) in net assets from operations	85	326	4,534	2,166	8,281	3,431
Distributions to shareholders
From net investment income	(735)	(507)	(2,317)	(670)	(2,131)	(510)
From net realized gain	(64)	(57)	(958)	(316)	(6,379)	(404)
Total distributions to shareholders	(799)	(564)	(3,275)	(986)	(8,510)	(914)
Share transactions(1)
Proceeds from sale of shares	33,473	25,862	28,701	71,306	220,873	132,919
Reinvestment of distributions	799	564	3,275	986	8,510	914
Cost of shares redeemed	(13,252)	(7,806)	(9,921)	(26,316)	(52,739)	(17,067)
Change in net assets from share transactions	21,020	18,620	22,055	45,976	176,644	116,766
Change in net assets	20,306	18,382	23,314	47,156	176,415	119,283
Net assets beginning of year	31,347	21,342	46,777	58,236	181,542	46,968
Net assets end of year	$51,653	$39,724	$70,091	$105,392	$357,957	$166,251
Undistributed net investment income	$496	$600	$740	$1,477	$6,393	$3,350

(1) Share transactions
Shares sold	3,334	2,599	2,238	6,474	18,276	11,807
Reinvestment of distributions	81	57	257	90	707	80
Shares redeemed	(1,321)	(783)	(780)	(2,397)	(4,359)	(1,506)
Change in shares	2,094	1,873	1,715	4,167	14,624	10,381
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$26,752	$21,508	$30,863	$74,429	$267,587	$155,405
Proceeds from sales of securities	5,714	2,697	10,578	27,408	86,943	32,414

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance – Alt 100 Conservative Fund
Operations
Net investment income	$3,394	$626	$2,764	$575	$1,097	$211
Net realized gain	20,420	8,679	9,538	5,552	8,219	657
Net change in unrealized appreciation (depreciation)	(10,147)	(5,465)	(598)	(2,945)	(6,422)	(509)
Net increase (decrease) in net assets from operations	13,667	3,840	11,704	3,182	2,894	359
Distributions to shareholders
From net investment income	(2,808)	(636)	(2,383)	(475)	(1,051)	(155)
From net realized gain	(8,308)	(3,486)	(12,185)	(3,427)	(1,721)	(12)
Total distributions to shareholders	(11,116)	(4,122)	(14,568)	(3,902)	(2,772)	(167)
Share transactions(1)
Proceeds from sale of shares	272,539	61,979	96,247	38,756	36,150	26,365
Reinvestment of distributions	11,116	4,122	14,568	3,902	2,772	167
Cost of shares redeemed	(48,144)	(15,948)	(43,519)	(14,466)	(21,352)	(8,695)
Change in net assets from share transactions	235,511	50,153	67,296	28,192	17,570	17,837
Change in net assets	238,062	49,871	64,432	27,472	17,692	18,029
Net assets beginning of year	266,128	69,844	236,517	71,140	112,528	18,404
Net assets end of year	$504,190	$119,715	$300,949	$98,612	$130,220	$36,433
Undistributed net investment income	$9,782	$2,626	$3,466	$1,455	$2,286	$434

(1) Share transactions
Shares sold	22,609	4,929	8,168	3,226	3,129	2,615
Reinvestment of distributions	920	329	1,258	327	242	16
Shares redeemed	(4,005)	(1,267)	(3,707)	(1,202)	(1,854)	(860)
Change in shares	19,524	3,991	5,719	2,351	1,517	1,771
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$374,797	$99,610	$252,261	$63,704	$81,856	$34,958
Proceeds from sales of securities	130,069	47,652	192,315	35,214	62,608	16,510

See accompanying Notes to Financial Statements.

	Curian Guidance – Alt 100 Moderate Fund	Curian Guidance – Alt 100 Growth Fund	Curian Guidance - International Conservative Fund	Curian Guidance - International Moderate Fund	Curian Guidance - International Growth Fund	Curian Guidance - Equity 100 Fund
Operations
Net investment income	$3,192	$1,241	$28	$82	$58	$305
Net realized gain	9,545	2,684	31	194	189	9,453
Net change in unrealized appreciation (depreciation)	(6,717)	(4,047)	(232)	(695)	(566)	(6,210)
Net increase (decrease) in net assets from operations	6,020	(122)	(173)	(419)	(319)	3,548
Distributions to shareholders
From net investment income	(3,545)	(637)	(37)	(92)	(50)	(434)
From net realized gain	(4,221)	(25)	(13)	(21)	(15)	(3,117)
Total distributions to shareholders	(7,766)	(662)	(50)	(113)	(65)	(3,551)
Share transactions(1)
Proceeds from sale of shares	116,010	79,988	3,843	9,868	6,040	43,948
Reinvestment of distributions	7,766	662	50	113	65	3,551
Cost of shares redeemed	(62,962)	(10,272)	(684)	(3,691)	(2,349)	(15,081)
Change in net assets from share transactions	60,814	70,378	3,209	6,290	3,756	32,418
Change in net assets	59,068	69,594	2,986	5,758	3,372	32,415
Net assets beginning of year	290,505	38,519	1,935	5,257	4,705	51,507
Net assets end of year	$349,573	$108,113	$4,921	$11,015	$8,077	$83,922
Undistributed net investment income	$5,162	$1,807	$32	$124	$94	$1,980

(1) Share transactions
Shares sold	10,660	7,586	385	977	589	3,302
Reinvestment of distributions	727	63	5	12	6	266
Shares redeemed	(5,814)	(981)	(69)	(366)	(231)	(1,120)
Change in shares	5,573	6,668	321	623	364	2,448
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$203,650	$97,011	$3,762	$9,109	$6,421	$130,355
Proceeds from sales of securities	141,145	24,106	553	2,742	2,593	96,843

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund	Curian/ American Funds Global Growth Fund(a)	Curian/ American Funds Growth Fund(a)
Operations
Net investment income	$767	$44	$288	$785
Net realized gain	581	200	1,697	4,048
Net change in unrealized appreciation (depreciation)	(973)	(912)	(1,362)	1,309
Net increase (decrease) in net assets from operations	375	(668)	623	6,142
Distributions to shareholders
From net investment income	(565)	(106)	(44)	(212)
From net realized gain	—	(10)	(1)	(150)
Total distributions to shareholders	(565)	(116)	(45)	(362)
Share transactions(1)
Proceeds from sale of shares	36,175	11,132	32,201	69,239
Reinvestment of distributions	565	116	45	362
Cost of shares redeemed	(11,559)	(4,455)	(5,180)	(17,904)
Change in net assets from share transactions	25,181	6,793	27,066	51,697
Change in net assets	24,991	6,009	27,644	57,477
Net assets beginning of year	23,310	5,285	5,355	48,596
Net assets end of year	$48,301	$11,294	$32,999	$106,073
Undistributed net investment income	$843	$69	$288	$784

(1) Share transactions
Shares sold	3,597	1,065	2,921	4,853
Reinvestment of distributions	57	12	4	24
Shares redeemed	(1,145)	(440)	(468)	(1,259)
Change in shares	2,509	637	2,457	3,618
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$65,098	$11,189	$29,552	$57,945
Proceeds from sales of securities	39,457	4,374	541	2,405

(a)         The Master Funds for the Curian/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	Curian Guidance - Interest Rate Opportunities Fund (a)	Curian Guidance - Multi-Strategy Income Fund (a)	Curian Guidance - Equity Income Fund	Curian Guidance - Conservative Fund	Curian Guidance - Moderate Fund	Curian Guidance - Growth Fund (a)
Operations
Net investment income	$346	$377	$609	$614	$1,603	$351
Net realized gain (loss)	396	108	2,668	246	6,792	531
Net change in unrealized appreciation (depreciation)	(331)	(262)	1,623	(711)	3,274	1,786
Net increase (decrease) in net assets from operations	411	223	4,900	149	11,669	2,668
Distributions to shareholders
From net investment income	—	—	(164)	(333)	(520)	—
From net realized gain	—	—	(23)	(32)	(33)	—
Total distributions to shareholders	—	—	(187)	(365)	(553)	—
Share transactions(1)
Proceeds from sale of shares	34,497	24,739	31,597	54,463	142,014	49,468
Reinvestment of distributions	—	—	187	365	553	—
Cost of shares redeemed	(3,561)	(3,620)	(7,576)	(21,759)	(22,251)	(5,168)
Change in net assets from share transactions	30,936	21,119	24,208	33,069	120,316	44,300
Change in net assets	31,347	21,342	28,921	32,853	131,432	46,968
Net assets beginning of year	—	—	17,856	25,383	50,110	—
Net assets end of year	$31,347	$21,342	$46,777	$58,236	$181,542	$46,968
Undistributed net investment income	$735	$508	$2,314	$668	$2,125	$509

(1) Share transactions
Shares sold	3,550	2,568	2,776	5,097	12,595	4,780
Reinvestment of distributions	—	—	16	35	48	—
Shares redeemed	(366)	(376)	(660)	(2,048)	(1,971)	(486)
Change in shares	3,184	2,192	2,132	3,084	10,672	4,294
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$35,402	$25,525	$34,043	$72,806	$207,635	$48,273
Proceeds from sales of securities	3,675	3,845	7,028	39,337	84,794	3,097

(a)  Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Moderate Growth Fund	Curian Guidance - Maximum Growth Fund	Curian Guidance - Tactical Moderate Growth Fund	Curian Guidance - Tactical Maximum Growth Fund	Curian Guidance - Institutional Alt 65 Fund	Curian Guidance - Institutional Alt 100 Conservative Fund (a)
Operations
Net investment income	$1,963	$318	$2,169	$405	$889	$133
Net realized gain (loss)	8,795	3,707	11,648	3,366	1,386	(22)
Net change in unrealized appreciation (depreciation)	7,919	4,281	4,563	3,576	4,703	105
Net increase (decrease) in net assets from operations	18,677	8,306	18,380	7,347	6,978	216
Distributions to shareholders
From net investment income	(319)	(80)	(628)	—	(152)	—
From net realized gain	(277)	(76)	(600)	(30)	(234)	—
Total distributions to shareholders	(596)	(156)	(1,228)	(30)	(386)	—
Share transactions(1)
Proceeds from sale of shares	203,613	48,886	178,640	52,001	76,316	20,685
Reinvestment of distributions	596	156	1,228	30	386	—
Cost of shares redeemed	(26,336)	(8,666)	(35,101)	(9,569)	(19,830)	(2,497)
Change in net assets from share transactions	177,873	40,376	144,767	42,462	56,872	18,188
Change in net assets	195,954	48,526	161,919	49,779	63,464	18,404
Net assets beginning of year	70,174	21,318	74,598	21,361	49,064	—
Net assets end of year	$266,128	$69,844	$236,517	$71,140	$112,528	$18,404
Undistributed net investment income	$2,794	$635	$2,373	$473	$1,026	$155

(1) Share transactions
Shares sold	18,295	4,371	16,278	4,801	7,035	2,093
Reinvestment of distributions	52	13	108	3	35	—
Shares redeemed	(2,340)	(760)	(3,178)	(872)	(1,813)	(253)
Change in shares	16,007	3,624	13,208	3,932	5,257	1,840
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$297,697	$90,433	$338,713	$93,029	$97,973	$22,526
Proceeds from sales of securities	115,890	49,011	191,144	49,712	39,959	4,175

(a)  Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Institutional Alt 100 Moderate Fund	Curian Guidance - Institutional Alt 100 Growth Fund (a)	Curian Guidance - International Opportunities Conservative Fund (a)	Curian Guidance - International Opportunities Moderate Fund (a)	Curian Guidance - International Opportunities Growth Fund (a)	Curian Guidance - Equity 100 Fund
Operations
Net investment income	$3,074	$572	$31	$76	$44	$381
Net realized gain (loss)	2,787	(27)	12	20	9	3,092
Net change in unrealized appreciation (depreciation)	2,042	415	(7)	30	144	2,906
Net increase (decrease) in net assets from operations	7,903	960	36	126	197	6,379
Distributions to shareholders
From net investment income	(64)	—	—	—	—	(29)
From net realized gain	(651)	—	—	—	—	(13)
Total distributions to shareholders	(715)	—	—	—	—	(42)
Share transactions(1)
Proceeds from sale of shares	193,160	41,415	2,426	5,914	5,118	47,736
Reinvestment of distributions	715	—	—	—	—	42
Cost of shares redeemed	(52,574)	(3,856)	(527)	(783)	(610)	(6,445)
Change in net assets from share transactions	141,301	37,559	1,899	5,131	4,508	41,333
Change in net assets	148,489	38,519	1,935	5,257	4,705	47,670
Net assets beginning of year	142,016	—	—	—	—	3,837
Net assets end of year	$290,505	$38,519	$1,935	$5,257	$4,705	$51,507
Undistributed net investment income	$3,433	$636	$37	$92	$50	$432

(1) Share transactions
Shares sold	18,492	4,171	251	605	524	4,090
Reinvestment of distributions	69	—	—	—	—	3
Shares redeemed	(5,041)	(388)	(54)	(80)	(62)	(535)
Change in shares	13,520	3,783	197	525	462	3,558
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$280,269	$46,198	$2,307	$5,691	$4,837	$75,449
Proceeds from sales of securities	136,040	7,984	366	454	267	33,097

(a)  Period from April 29, 2013 (commencement of operations).

See accompanying Notes to Financial Statements.

	Curian Guidance - Fixed Income 100 Fund	Curian Guidance - Real Assets Fund (a)	Curian/ American Funds Global Growth Fund (b)(c)	Curian/ American Funds Growth Fund(c)
Operations
Net investment income	$528	$32	$43	$211
Net realized gain (loss)	(470)	76	1	152
Net change in unrealized appreciation (depreciation)	(615)	(34)	200	6,480
Net increase (decrease) in net assets from operations	(557)	74	244	6,843
Distributions to shareholders
From net investment income	(102)	—	—	(49)
From net realized gain	(5)	—	—	—
Total distributions to shareholders	(107)	—	—	(49)
Share transactions(1)
Proceeds from sale of shares	27,271	5,669	5,363	37,717
Reinvestment of distributions	107	—	—	49
Cost of shares redeemed	(9,803)	(458)	(252)	(6,393)
Change in net assets from share transactions	17,575	5,211	5,111	31,373
Change in net assets	16,911	5,285	5,355	38,167
Net assets beginning of year	6,399	—	—	10,429
Net assets end of year	$23,310	$5,285	$5,355	$48,596
Undistributed net investment income	$564	$106	$44	$211

(1) Share transactions
Shares sold	2,730	580	511	3,059
Reinvestment of distributions	11	—	—	4
Shares redeemed	(995)	(46)	(24)	(520)
Change in shares	1,746	534	487	2,543
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$33,835	$5,565	$5,171	$32,463
Proceeds from sales of securities	15,752	242	15	907

(a)    Period from April 29, 2013 (commencement of operations).

(b)    Period from September 16, 2013 (commencement of operations).

(c)     The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Funds Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
Curian Guidance - Interest Rate Opportunities Fund

12/31/2014	$9.84	$0.09	$0.01	$0.10	$(0.14)	$(0.01)		$9.79	1.05%	$51,653	13%	0.27%	0.27%	0.85%
12/31/2013‡	10.00	0.21	(0.37)	(0.16)	—	—		9.84	(1.60)	31,347	25	0.42	0.42	3.14

Curian Guidance - Multi-Strategy Income Fund

12/31/2014	9.73	0.17	0.02	0.19	(0.13)	(0.02)		9.77	1.93	39,724	9	0.27	0.27	1.75
12/31/2013‡	10.00	0.29	(0.56)	(0.27)	—	—		9.73	(2.70)	21,342	35	0.42	0.42	4.48

Curian Guidance - Equity Income Fund

12/31/2014	12.20	0.00	1.05	1.05	(0.44)	(0.18)		12.63	8.62	70,091	18	0.27	0.27	0.01
12/31/2013	10.49	0.21	1.55	1.76	(0.04)	(0.01)		12.20	16.79	46,777	21	0.42	0.42	1.84
12/31/2012*	10.00	0.16	0.33	0.49	—	—		10.49	4.90	17,856	11	0.46	0.46	1.75

Curian Guidance - Conservative Fund

12/31/2014	10.64	0.19	0.20	0.39	(0.07)	(0.03)		10.93	3.71	105,392	35	0.27	0.27	1.74
12/31/2013	10.62	0.15	(0.06)	0.09	(0.06)	(0.01)		10.64	0.85	58,236	88	0.42	0.42	1.37
12/31/2012*	10.00	0.26	0.36	0.62	—	—		10.62	6.20	25,383	5	0.46	0.46	2.75

Curian Guidance - Moderate Fund

12/31/2014	11.77	0.12	0.32	0.44	(0.08)	(0.22)		11.91	3.71	357,957	32	0.27	0.27	1.02
12/31/2013	10.53	0.16	1.12	1.28	(0.04)	(0.00	)(g)	11.77	12.15	181,542	77	0.42	0.42	1.45
12/31/2012*	10.00	0.22	0.31	0.53	—	—		10.53	5.30	50,110	7	0.46	0.46	2.40

Curian Guidance - Growth Fund

12/31/2014	10.94	0.12	0.34	0.46	(0.04)	(0.03)		11.33	4.16	166,251	30	0.26	0.26	1.05
12/31/2013‡	10.00	0.18	0.76	0.94	—	—		10.94	9.40	46,968	16	0.42	0.42	2.47

Curian Guidance - Moderate Growth Fund

12/31/2014	11.74	0.10	0.39	0.49	(0.07)	(0.21)		11.95	4.11	504,190	33	0.27	0.27	0.87
12/31/2013	10.53	0.13	1.10	1.23	(0.01)	(0.01)		11.74	11.76	266,128	70	0.42	0.42	1.18
12/31/2012*	10.00	0.09	0.44	0.53	—	—		10.53	5.30	70,174	14	0.46	0.46	1.03

Curian Guidance - Maximum Growth Fund

12/31/2014	12.30	0.08	0.45	0.53	(0.07)	(0.38)		12.38	4.26	119,715	49	0.27	0.27	0.65
12/31/2013	10.38	0.08	1.86	1.94	(0.01)	(0.01)		12.30	18.78	69,844	108	0.42	0.42	0.70
12/31/2012*	10.00	0.09	0.29	0.38	—	—		10.38	3.80	21,318	9	0.46	0.46	0.94

Curian Guidance - Tactical Moderate Growth Fund

12/31/2014	11.58	0.12	0.40	0.52	(0.10)	(0.49)		11.51	4.44	300,949	71	0.27	0.27	1.01
12/31/2013	10.34	0.14	1.16	1.30	(0.03)	(0.03)		11.58	12.62	236,517	116	0.42	0.42	1.31
12/31/2012*	10.00	0.18	0.16	0.34	—	—		10.34	3.40	74,598	30	0.46	0.46	2.02

Curian Guidance - Tactical Maximum Growth Fund

12/31/2014	11.83	0.08	0.37	0.45	(0.06)	(0.43)		11.79	3.78	98,612	41	0.27	0.27	0.67
12/31/2013	10.26	0.10	1.48	1.58	—	(0.01)		11.83	15.35	71,140	108	0.42	0.42	0.88
12/31/2012*	10.00	(0.02)	0.28	0.26	—	—		10.26	2.60	21,361	17	0.46	0.46	(0.22)

Curian Guidance - Institutional Alt 65 Fund

12/31/2014	11.30	0.10	0.19	0.29	(0.09)	(0.15)		11.35	2.60	130,220	50	0.27	0.27	0.87
12/31/2013	10.44	0.11	0.79	0.90	(0.02)	(0.02)		11.30	8.63	112,528	46	0.42	0.42	1.01
12/31/2012*	10.00	0.04	0.40	0.44	—	—		10.44	4.40	49,064	19	0.46	0.46	0.47

Curian Guidance - Alt 100 Conservative Fund

12/31/2014	10.00	0.08	0.06	0.14	(0.05)	(0.00	)(g)	10.09	1.38	36,433	60	0.27	0.27	0.76
12/31/2013‡	10.00	0.13	(0.13)	0.00	—	—		10.00	0.00	18,404	46	0.42	0.42	1.95

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
Curian Guidance - Alt 100 Moderate Fund

12/31/2014	$10.60	$0.11	$0.13	$0.24	$(0.11)		$(0.13)		$10.60	2.27%	$349,573	43%	0.27%	0.27%	0.98%
12/31/2013	10.23	0.13	0.26	0.39	(0.00	)(g)	(0.02)		10.60	3.88	290,505	57	0.42	0.42	1.28
12/31/2012*	10.00	(0.02)	0.25	0.23	—		—		10.23	2.30	142,016	14	0.46	0.46	(0.23)

Curian Guidance - Alt 100 Growth Fund

12/31/2014	10.18	0.17	0.05	0.22	(0.06)		(0.00	)(g)	10.34	2.20	108,113	32	0.27	0.27	1.64
12/31/2013‡	10.00	0.30	(0.12)	0.18	—		—		10.18	1.80	38,519	45	0.42	0.42	4.37

Curian Guidance - International Conservative Fund

12/31/2014	9.81	0.08	(0.27)	(0.19)	(0.08)		(0.03)		9.51	(2.03)	4,921	16	0.27	0.27	0.82
12/31/2013‡	10.00	0.26	(0.45)	(0.19)	—		—		9.81	(1.90)	1,935	36	0.42	0.42	4.02

Curian Guidance - International Moderate Fund

12/31/2014	10.01	0.10	(0.42)	(0.32)	(0.08)		(0.02)		9.59	(3.20)	11,015	33	0.27	0.27	0.98
12/31/2013‡	10.00	0.31	(0.30)	0.01	—		—		10.01	0.10	5,257	20	0.42	0.42	4.60

Curian Guidance - International Growth Fund

12/31/2014	10.19	0.09	(0.42)	(0.33)	(0.06)		(0.02)		9.78	(3.25)	8,077	38	0.27	0.27	0.85
12/31/2013‡	10.00	0.17	0.02	0.19	—		—		10.19	1.90	4,705	12	0.42	0.42	2.55

Curian Guidance - Equity 100 Fund

12/31/2014	13.11	0.06	0.58	0.64	(0.07)		(0.52)		13.16	4.84	83,922	137	0.27	0.27	0.43
12/31/2013	10.32	0.17	2.63	2.80	(0.01)		(0.00	)(g)	13.11	27.15	51,507	125	0.42	0.42	1.44
12/31/2012†	10.00	0.25	0.07	0.32	—		—		10.32	3.20	3,837	6	0.48	0.48	8.23

Curian Guidance - Fixed Income 100 Fund

12/31/2014	9.79	0.20	0.01	0.21	(0.12)		—		9.88	2.14	48,301	105	0.27	0.27	2.03
12/31/2013	10.08	0.28	(0.53)	(0.25)	(0.04)		(0.00	)(g)	9.79	(2.42)	23,310	86	0.42	0.42	2.85
12/31/2012†	10.00	0.38	(0.30)	0.08	—		—		10.08	0.80	6,399	1	0.44	0.44	12.40

Curian Guidance - Real Assets Fund

12/31/2014	9.90	0.05	(0.21)	(0.16)	(0.09)		(0.01)		9.64	(1.65)	11,294	47	0.27	0.27	0.47
12/31/2013‡	10.00	0.13	(0.23)	(0.10)	—		—		9.90	(1.00)	5,285	10	0.42	0.42	1.90

Curian/American Funds Global Growth Fund(f)

12/31/2014	11.00	0.17	0.06	0.23	(0.02)		(0.00	)(g)	11.21	2.06	32,999	3	0.51	1.16	1.53
12/31/2013^	10.00	0.22	0.78	1.00	—		—		11.00	10.00	5,355	1	0.62	1.27	7.03

Curian/American Funds Growth Fund(f)

12/31/2014	13.81	0.15	0.95	1.10	(0.03)		(0.02)		14.86	7.98	106,073	3	0.72	1.22	1.06
12/31/2013	10.68	0.10	3.04	3.14	(0.01)		—		13.81	29.45	48,596	4	0.82	1.32	0.81
12/31/2012*	10.00	0.20	0.48	0.68	—		—		10.68	6.80	10,429	10	0.85	1.35	2.14

*          Commenced operations on February 6, 2012.

†          Commenced operations on September 10, 2012.

‡          Commenced operations on April 29, 2013.

^           Commenced operations on September 16, 2013.

(a)    Annualized for periods less than one year.

(b)    Per share data calculated using average shares method.

(c)    Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)    Portfolio turnover is not annualized for periods of less than one year.  Portfolio turnover rate is based on the Feeder Fund’s or Fund of Funds’ purchases or sales of the Master Fund or Underlying Funds, respectively.

(e)    Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s or Underlying Funds’ expenses.

(f)      The Master Funds for the Curian American Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

(g)    Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

NOTE 1.  ORGANIZATION

The Curian Variable Series Trust (the “Trust”) is an open-end investment management company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2014 consisted of 55 separate funds.  The information presented in these financial statements pertains to the following 22 separate funds (each a “Fund,” and collectively, “Funds”):  Curian Guidance - Interest Rate Opportunities Fund, Curian Guidance - Multi-Strategy Income Fund, Curian Guidance - Equity Income Fund, Curian Guidance - Conservative Fund, Curian Guidance - Moderate Fund, Curian Guidance - Growth Fund, Curian Guidance - Moderate Growth Fund, Curian Guidance - Maximum Growth Fund, Curian Guidance - Tactical Moderate Growth Fund, Curian Guidance - Tactical Maximum Growth Fund, Curian Guidance - Institutional Alt 65 Fund, Curian Guidance - Alt 100 Conservative Fund, Curian Guidance - Alt 100 Moderate Fund, Curian Guidance - Alt 100 Growth Fund, Curian Guidance - International Conservative Fund, Curian Guidance - International Moderate Fund, Curian Guidance - International Growth Fund, Curian Guidance - Equity 100 Fund, Curian Guidance - Fixed Income 100 Fund and Curian Guidance - Real Assets Fund (these Funds are collectively known as “Curian Guidance Funds”); Curian/American Funds Global Growth Fund and Curian/American Funds Growth Fund (these Funds are collectively known as “Curian/American Funds Master Feeder Funds”).  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Curian Capital, LLC (“Curian,” the “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts.  Shares may also be sold directly to qualified and non-qualified retirement plans.

Each of the Curian Guidance Funds operates under a “Fund of Funds” structure, investing substantially all of its assets in other affiliated Funds (each, an “Underlying Fund,” and, collectively, the “Underlying Funds”) advised by Curian or Jackson National Asset Management, LLC (“JNAM”), a subsidiary of Jackson and an affiliate of Curian.

The Curian/American Funds Master Feeder Funds operate as “Feeder Funds” and seek to achieve their respective investment objectives by investing primarily all their investable assets in a separate mutual fund (“Master Fund”).  Each Curian/American Funds Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as each corresponding Feeder Fund.  Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities.  As of December 31, 2014, Curian/American Funds Global Growth Fund owned 0.59% of its corresponding Master Fund and Curian/American Funds Growth Fund owned 0.47% of its corresponding Master Fund.  The Master Funds’ Schedule of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s annual shareholder report, which accompanies this report.  This report should be read in conjunction with the Master Funds’ annual shareholder reports.

The Curian/American Funds Master Feeder Funds are diversified Funds for purposes of the 1940 Act.  The Curian Guidance Funds are non-diversified.

Effective September 15, 2014, the following Funds’ names were changed: Curian Guidance — Institutional Alt 100 Conservative Fund changed to Curian Guidance — Alt 100 Conservative Fund; Curian Guidance — Institutional Alt 100 Moderate Fund changed to Curian Guidance — Alt 100 Moderate Fund; Curian Guidance — Institutional Alt 100 Growth Fund changed to Curian Guidance — Alt 100 Growth Fund; Curian Guidance — International Opportunities Conservative Fund changed to Curian Guidance — International Conservative Fund; Curian Guidance — International Opportunities Moderate Fund changed to Curian Guidance — International Moderate Fund; and Curian Guidance — International Opportunities Growth Fund changed to Curian Guidance — International Growth Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of JNAM.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review, at the latest, by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The Curian Guidance Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date.  Valuation of investments by the Underlying Funds is discussed in the annual report of the Underlying Funds.  Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the Master

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Fund determined as of the close of the NYSE on each valuation date.  Valuation of the investments by the Master Fund is discussed in each Master Fund’s annual shareholder report, which accompanies this report.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance and are summarized into 3 broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds.  Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy.  The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments.  There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.  Capital gains distributions received from the Underlying Funds are recorded as net realized gain from affiliated investments in the Statements of Operations.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Fund of Funds - Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests.  Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund.  As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities.  A similar situation exists for Curian Guidance Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to its contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 3. CERTAIN RISKS

Market Risk - In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”).  The value of securities held by the Master Funds and Underlying Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by a Master Fund or Underlying Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations.

Credit and Counterparty Risk - In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”).  Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties.  The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements.  A Master Fund or Underlying Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  A Master Fund’s or Underlying Fund’s Adviser and Sub-Advisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.  In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions.  In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities.  For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Underlying Fund Investment Risks - Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests.  Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report.

Feeder Funds and Fund of Funds Risks - The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments.  The value of an investment in the Curian Guidance Funds changes with the values of the corresponding Underlying Funds and their investments.  The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders.  In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

NOTE 4.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administration Fee - The Trust has an investment advisory and management agreement and administration agreement with Curian.  Pursuant to the advisory agreement, each Fund pays Curian an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  The following is a schedule of the fees each Fund is currently obligated to pay Curian:

	Assets	Advisory Fee
Curian Guidance Funds	$0 to $500 million Over $500 million	0.15 0.10%
Curian/American Funds Global Growth Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/American Funds Growth Fund	$0 to $1 billion Over $1 billion	0.85 0.80

Pursuant to the administration agreement, Curian receives an annual fee, accrued daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of each Fund.  In return for the fees paid under the administration agreement, Curian provides or procures all necessary administrative functions and services for the operation of the Funds.  Subject to the oversight of the Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, errors and omissions insurance and all other services necessary for the operation of each Fund.  Each Fund is responsible for registration fees, interest and taxes, other non-operating expenses, independent trustee liability insurance, the fees and expenses of the independent Trustees and independent legal counsel to the independent Trustees, the costs associated with the Chief Compliance Officer and certain nonrecurring or extraordinary expenses.

Fee Waivers - Curian entered into a contractual agreement to waive 0.50% of advisory fees for Curian/American Funds Growth Fund and 0.65% of advisory fees for Curian/American Funds Global Growth Fund.  None of the waived fees can be recaptured by Curian.  The amount of expenses waived for each Fund during the current year is recorded as an expense waiver in each Fund’s Statement of Operations.

Other Service Providers - Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JFS for such services through the fees earned pursuant to the administration agreement.  The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.  JPMorgan Chase Bank, N.A. (“JPM Chase”) acts as custodian for the Funds.

Distribution Agreement - The Curian/American Funds Master Feeder Funds have a Distribution Agreement, under the provisions of Rule 12b-1 under the 1940 Act, with Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s shares.  Under the Rule 12b-1 fee plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.25% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby an independent Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Investments in Affiliates - The Curian Guidance Funds invested solely in shares of other affiliated Funds advised by Curian or JNAM.  The following table details each Fund’s long term investments in affiliates (in thousands) held during the year ended December 31, 2014.

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Interest Rate Opportunities Fund
Curian Long Short Credit Fund	$5,016	$4,421	$736	$268	$39	$8,264
Curian/BlackRock Global Long Short Credit Fund	5,016	3,918	702	—	27	8,271
Curian/FAMCO Flex Core Covered Call Fund	1,568	1,265	464	1	45	2,572
Curian/UBS Global Long Short Fixed Income Opportunities Fund	5,017	4,435	833	—	(20)	8,279
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	1,882	1,851	674	104	103	3,103
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	2,508	2,407	392	163	(67)	4,128
JNL/Invesco Global Real Estate Fund - Class A	2,508	2,132	849	167	49	4,108
JNL/PIMCO Real Return Fund - Class A	3,135	2,418	415	37	(50)	5,187
JNL/PPM America Floating Rate Income Fund - Class A	4,707	3,905	649	193	9	7,753
	$31,357	$26,752	$5,714	$933	$135	$51,665
Curian Guidance - Multi-Strategy Income Fund
Curian Long Short Credit Fund	$1,024	$1,099	$122	$59	$7	$1,907
Curian/BlackRock Global Long Short Credit Fund	1,025	999	123	—	5	1,907
Curian/DoubleLine Total Return Fund	2,988	2,688	346	14	13	5,565
Curian/FAMCO Flex Core Covered Call Fund	320	301	69	—	6	595
Curian/PIMCO Credit Income Fund	2,241	1,981	260	2	13	4,175
Curian/UBS Global Long Short Fixed Income Opportunities Fund	1,025	1,095	141	—	(3)	1,907
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	388	438	114	23	19	718
JNL/Franklin Templeton Global Multisector Bond Fund -Class A	2,988	3,166	370	190	(2)	5,560
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	2,006	2,270	201	141	(38)	3,733
JNL/Invesco Global Real Estate Fund - Class A	512	517	142	37	9	952
JNL/Neuberger Berman Strategic Income Fund - Class A	2,241	2,097	255	45	13	4,171
JNL/PIMCO Real Return Fund - Class A	640	619	73	8	(8)	1,194
JNL/PPM America Floating Rate Income Fund - Class A	2,457	2,514	282	109	4	4,569
JNL/PPM America High Yield Bond Fund - Class A	1,494	1,724	199	207	(3)	2,780
	$21,349	$21,508	$2,697	$835	$35	$39,733
Curian Guidance - Equity Income Fund
Curian Dynamic Risk Advantage - Diversified Fund	$7,015	$699	$7,820	$—	$56	$—
Curian/Epoch Global Shareholder Yield Fund	16,374	11,835	826	503	123	27,992
Curian/FAMCO Flex Core Covered Call Fund	7,017	6,480	412	3	65	14,063
Curian/The Boston Company Equity Income Fund	7,019	3,301	417	358	135	10,509
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	2,350	1,325	178	117	26	3,526
JNL/Invesco Global Real Estate Fund - Class A	2,339	4,979	673	281	92	7,010
JNL/T. Rowe Price Value Fund - Class A	4,679	2,242	252	394	24	7,009
	$46,793	$30,863	$10,578	$1,656	$521	$70,109
Curian Guidance - Conservative Fund
Curian Dynamic Risk Advantage - Diversified Fund	$5,820	$5,226	$902	$7	$23	$10,507
Curian/BlackRock Global Long Short Credit Fund	5,819	5,432	726	—	24	10,563
Curian/DoubleLine Total Return Fund	8,714	8,922	1,395	45	48	16,906
Curian/FAMCO Flex Core Covered Call Fund	1,173	6,436	805	2	62	7,328
Curian/PIMCO Credit Income Fund	5,868	5,138	1,163	4	(13)	10,360
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	5,828	9,301	772	481	(16)	13,711
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	—	11,673	141	404	(4)	10,352
JNL/Invesco Global Real Estate Fund - Class A	4,663	3,447	4,429	167	296	4,175
JNL/Neuberger Berman Strategic Income Fund - Class A	8,729	6,172	8,422	76	317	6,862
JNL/PPM America Floating Rate Income Fund - Class A	5,824	2,478	4,631	88	62	3,590
JNL/PPM America High Yield Bond Fund - Class A	5,819	5,311	3,775	508	54	6,850
JNL/Red Rocks Listed Private Equity Fund — Class A	—	4,893	247	453	(12)	4,215
	$58,257	$74,429	$27,408	$2,235	$841	$105,419
Curian Guidance - Moderate Fund
Curian Dynamic Risk Advantage - Diversified Fund	$27,200	$15,745	$17,231	$17	$267	$26,812
Curian Long Short Credit Fund	3,626	4,075	4,350	102	166	3,222
Curian/AQR Risk Parity Fund	3,623	3,499	375	232	34	6,796
Curian/Ashmore Emerging Market Small Cap Equity Fund	1,096	3,279	756	47	17	3,256
Curian/BlackRock Global Long Short Credit Fund	3,627	2,385	2,833	—	93	3,227
Curian/DoubleLine Total Return Fund	10,871	12,648	2,421	58	36	21,894
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	4,537	3,159	2,590	—	(52)	5,376
Curian/FAMCO Flex Core Covered Call Fund	—	9,194	247	2	16	9,627
Curian/Franklin Templeton Frontier Markets Fund	1,097	5,070	1,923	328	74	3,251

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Moderate Fund (continued)
Curian/Franklin Templeton Natural Resources Fund	$1,369	$835	$2,372	$—	$240	$—
Curian/Lazard International Strategic Equity Fund	7,637	15,293	900	9	127	21,719
Curian/Neuberger Berman Currency Fund	1,814	13	1,835	—	(23)	—
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	4,390	11	—	(2)	3,541
Curian/Nicholas Convertible Arbitrage Fund	2,266	5,301	86	179	(1)	7,161
Curian/PIMCO Credit Income Fund	8,172	6,557	1,745	5	(39)	13,656
Curian/PineBridge Merger Arbitrage Fund	2,267	565	2,833	—	(9)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	3,629	3,062	3,352	—	(10)	3,225
Curian/Van Eck International Gold Fund	1,389	2,692	766	8	(91)	3,041
JNL/AQR Managed Futures Strategy Fund — Class A	4,532	4,535	2,342	574	(133)	6,898
JNL/BlackRock Commodity Securities Strategy Fund - Class A	1,363	2,902	93	—	1	3,569
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	10,928	101	—	—	10,696
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	2,729	4,723	166	233	21	7,240
JNL/DFA U.S. Core Equity Fund - Class A	6,539	7,421	14,777	—	1,345	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	10,887	9,808	2,028	624	(57)	17,892
JNL/Franklin Templeton Small Cap Value Fund - Class A	1,307	2,726	154	305	27	3,609
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	5,438	10,640	1,084	527	(257)	13,587
JNL/Invesco Global Real Estate Fund - Class A	2,722	4,231	220	284	9	7,113
JNL/Invesco International Growth Fund - Class A	7,638	14,636	244	216	30	21,768
JNL/Invesco Small Cap Growth Fund - Class A	1,307	2,288	149	125	33	3,573
JNL/JPMorgan MidCap Growth Fund - Class A	1,965	4,674	214	474	55	6,434
JNL/Lazard Emerging Markets Fund - Class A	4,356	11,506	2,321	493	99	12,532
JNL/Mellon Capital Global Alpha Fund — Class A	1,362	435	1,690	—	(114)	—
JNL/Neuberger Berman Strategic Income Fund - Class A	8,160	5,999	5,498	99	148	8,962
JNL/PPM America Floating Rate Income Fund - Class A	5,445	4,108	4,797	114	113	4,660
JNL/PPM America High Yield Bond Fund - Class A	5,505	5,396	1,145	667	4	8,951
JNL/PPM America Mid Cap Value Fund - Class A	1,961	4,607	245	364	62	6,460
JNL/Red Rocks Listed Private Equity Fund — Class A	4,550	6,559	1,189	955	124	8,933
JNL/S&P Competitive Advantage Fund - Class A	3,266	7,715	293	921	61	10,712
JNL/S&P Dividend Income & Growth Fund — Class A	3,265	7,252	179	600	24	10,686
JNL/S&P Intrinsic Value Fund - Class A	3,267	7,551	352	1,062	98	10,724
JNL/S&P Total Yield Fund - Class A	3,267	8,150	350	1,378	94	10,816
JNL/T. Rowe Price Established Growth Fund - Class A	6,553	21,035	686	2,208	163	26,426
	$181,604	$267,587	$86,943	$13,210	$2,793	$358,045
Curian Guidance - Growth Fund
Curian Dynamic Risk Advantage - Diversified Fund	$4,698	$5,242	$5,956	$3	$132	$4,157
Curian Long Short Credit Fund	939	1,942	1,483	41	48	1,336
Curian/AQR Risk Parity Fund	1,174	2,603	909	95	42	2,830
Curian/Ashmore Emerging Market Small Cap Equity Fund	517	2,288	384	32	18	2,191
Curian/BlackRock Global Long Short Credit Fund	705	1,643	1,016	—	30	1,338
Curian/DoubleLine Total Return Fund	939	3,215	89	11	3	4,184
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1,174	1,881	804	—	4	2,342
Curian/FAMCO Flex Core Covered Call Fund	—	5,250	109	1	6	5,470
Curian/Franklin Templeton Frontier Markets Fund	517	3,281	956	217	44	2,199
Curian/Franklin Templeton Natural Resources Fund	470	496	1,039	—	92	—
Curian/Lazard International Strategic Equity Fund	3,617	12,114	712	6	112	14,750
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	2,659	25	—	(1)	2,154
Curian/Nicholas Convertible Arbitrage Fund	587	2,420	218	65	2	2,670
Curian/PIMCO Credit Income Fund	705	1,776	66	1	3	2,512
Curian/UBS Global Long Short Fixed Income Opportunities Fund	1,174	1,948	1,747	—	5	1,340
Curian/Van Eck International Gold Fund	476	2,563	479	6	—	2,252
JNL/AQR Managed Futures Strategy Fund — Class A	939	2,356	538	234	(7)	2,862
JNL/BlackRock Commodity Securities Strategy Fund - Class A	470	2,112	59	—	6	2,151
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	2,868	13	—	—	2,821
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	940	2,566	108	106	19	3,332
JNL/DFA U.S. Core Equity Fund - Class A	3,101	6,366	9,938	—	642	—
JNL/Franklin Templeton Global Multisector BondFund - Class A	940	2,614	68	114	—	3,337
JNL/Franklin Templeton Small Cap Value Fund - Class A	620	2,107	42	209	7	2,496
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	470	2,336	40	95	(7)	2,508
JNL/Invesco Global Real Estate Fund - Class A	939	2,308	78	129	2	3,308
JNL/Invesco International Growth Fund - Class A	3,617	11,632	204	143	28	14,774
JNL/Invesco Small Cap Growth Fund - Class A	620	1,840	54	86	10	2,483

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Growth Fund (continued)
JNL/JPMorgan MidCap Growth Fund - Class A	$930	$3,491	$86	$313	$19	$4,312
JNL/Lazard Emerging Markets Fund - Class A	2,067	8,893	1,688	328	126	8,497
JNL/Neuberger Berman Strategic Income Fund - Class A	705	1,678	746	18	40	1,672
JNL/PPM America Floating Rate Income Fund - Class A	470	1,111	725	20	9	836
JNL/PPM America High Yield Bond Fund - Class A	470	1,392	32	123	(1)	1,667
JNL/PPM America Mid Cap Value Fund - Class A	930	3,399	93	240	20	4,309
JNL/Red Rocks Listed Private Equity Fund — Class A	1,762	5,057	705	575	71	5,493
JNL/S&P Competitive Advantage Fund - Class A	1,550	5,891	161	616	24	7,300
JNL/S&P Dividend Income & Growth Fund — Class A	1,550	5,710	156	400	17	7,268
JNL/S&P Intrinsic Value Fund - Class A	1,550	5,777	173	710	35	7,275
JNL/S&P Total Yield Fund - Class A	1,550	6,141	151	920	30	7,305
JNL/T. Rowe Price Established Growth Fund - Class A	3,101	16,439	564	1,545	96	18,559
	$46,983	$155,405	$32,414	$7,402	$1,726	$166,290
Curian Guidance - Moderate Growth Fund
Curian Dynamic Risk Advantage - Diversified Fund	$39,818	$19,822	$35,898	$16	$164	$25,187
Curian Long Short Credit Fund	5,308	5,548	6,139	145	244	4,538
Curian/AQR Risk Parity Fund	5,303	4,699	511	329	46	9,575
Curian/Ashmore Emerging Market Small Cap Equity Fund	2,148	5,442	1,356	81	31	5,603
Curian/BlackRock Global Long Short Credit Fund	5,308	3,223	4,061	—	128	4,543
Curian/DoubleLine Total Return Fund	10,606	9,918	3,016	48	26	18,195
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	6,642	4,183	3,642	—	(88)	7,565
Curian/FAMCO Flex Core Covered Call Fund	—	12,871	256	3	16	13,573
Curian/Franklin Templeton Frontier Markets Fund	2,142	8,658	3,489	567	208	5,601
Curian/Franklin Templeton Natural Resources Fund	2,004	1,207	3,459	—	351	—
Curian/Lazard International Strategic Equity Fund	14,972	24,660	380	17	52	38,642
Curian/Neuberger Berman Currency Fund	2,655	10	2,676	—	(30)	—
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	6,190	4	—	(1)	5,000
Curian/Nicholas Convertible Arbitrage Fund	3,317	7,297	78	254	2	10,083
Curian/PIMCO Credit Income Fund	7,957	5,301	2,207	5	(106)	11,638
Curian/PineBridge Merger Arbitrage Fund	3,319	829	4,149	—	(7)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	5,313	4,120	4,728	—	(20)	4,540
Curian/Van Eck International Gold Fund	2,035	3,039	453	12	(245)	4,234
JNL/AQR Managed Futures Strategy Fund — Class A	6,638	6,116	3,058	819	(42)	9,917
JNL/BlackRock Commodity Securities Strategy Fund - Class A	1,995	3,910	35	—	4	5,027
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	15,319	55	—	—	15,076
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	4,012	6,215	40	330	8	10,138
JNL/DFA U.S. Core Equity Fund - Class A	12,769	11,984	26,217	—	2,508	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	10,626	7,894	2,739	532	(42)	15,116
JNL/Franklin Templeton Small Cap Value Fund - Class A	2,552	4,620	67	562	15	6,596
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	5,306	8,874	1,395	453	(372)	11,580
JNL/Invesco Global Real Estate Fund - Class A	3,986	5,664	155	404	6	10,044
JNL/Invesco International Growth Fund - Class A	14,914	24,322	1	387	—	38,711
JNL/Invesco Small Cap Growth Fund - Class A	2,554	3,828	59	232	17	6,543
JNL/JPMorgan MidCap Growth Fund - Class A	3,837	7,816	70	861	21	11,581
JNL/Lazard Emerging Markets Fund - Class A	8,505	19,115	3,622	878	131	22,162
JNL/Mellon Capital Global Alpha Fund - Class A	1,995	636	2,472	—	(166)	—
JNL/Neuberger Berman Strategic Income Fund - Class A	7,962	4,827	5,486	84	118	7,570
JNL/PPM America Floating Rate Income Fund - Class A	5,313	3,328	4,519	100	106	4,038
JNL/PPM America High Yield Bond Fund - Class A	5,477	4,460	1,699	564	(91)	7,563
JNL/PPM America Mid Cap Value Fund - Class A	3,832	7,639	101	661	34	11,598
JNL/Red Rocks Listed Private Equity Fund — Class A	6,662	8,863	1,530	1,359	432	12,582
JNL/S&P Competitive Advantage Fund - Class A	6,377	13,806	28	1,748	4	20,139
JNL/S&P Dividend Income & Growth Fund — Class A	6,376	13,131	9	1,135	1	20,097
JNL/S&P Intrinsic Value Fund - Class A	6,387	13,420	53	2,024	12	20,141
JNL/S&P Total Yield Fund - Class A	6,379	14,509	32	2,617	8	20,284
JNL/T. Rowe Price Established Growth Fund - Class A	12,920	37,484	125	4,114	31	49,296
	$266,221	$374,797	$130,069	$21,341	$3,514	$504,316
Curian Guidance - Maximum Growth Fund
Curian Focused International Equity Fund	$8,065	$4,549	$12,825	$—	$557	$—
Curian Focused U.S. Equity Fund	6,563	3,703	10,479	—	719	—
Curian Long Short Credit Fund	1,116	705	949	27	48	840
Curian/AQR Risk Parity Fund	1,395	959	813	54	25	1,552
Curian/Ashmore Emerging Market Small Cap Equity Fund	1,157	1,720	587	30	(2)	2,057
Curian/BlackRock Global Long Short Credit Fund	837	593	601	—	23	840

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Maximum Growth Fund (continued)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	$1,397	$650	$783	$—	$(36)	$1,321
Curian/FAMCO Flex Core Covered Call Fund	—	3,025	32	1	2	3,222
Curian/Franklin Templeton Frontier Markets Fund	1,160	2,967	1,430	211	113	2,063
Curian/Franklin Templeton Natural Resources Fund	421	382	879	—	101	—
Curian/Lazard International Strategic Equity Fund	8,075	6,756	1,081	6	145	13,522
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	1,476	15	—	(1)	1,175
Curian/Nicholas Convertible Arbitrage Fund	698	1,267	213	43	5	1,678
Curian/UBS Global Long Short Fixed Income Opportunities Fund	1,397	725	1,252	—	(2)	841
Curian/Van Eck International Gold Fund	428	1,263	322	3	(13)	1,243
JNL/AQR Managed Futures Strategy Fund — Class A	1,116	941	459	133	(13)	1,631
JNL/BlackRock Commodity Securities Strategy Fund - Class A	420	978	18	—	2	1,192
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	1,581	13	—	—	1,548
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	1,119	841	42	63	13	1,930
JNL/DFA U.S. Core Equity Fund - Class A	6,569	3,240	10,401	—	1,103	—
JNL/Franklin Templeton Small Cap Value Fund - Class A	1,313	1,230	65	196	11	2,298
JNL/Invesco Global Real Estate Fund - Class A	1,117	777	114	77	5	1,909
JNL/Invesco International Growth Fund - Class A	—	14,424	3	139	—	13,821
JNL/Invesco Small Cap Growth Fund - Class A	1,313	952	76	81	16	2,276
JNL/JPMorgan MidCap Growth Fund - Class A	1,973	2,077	129	295	42	3,955
JNL/Lazard Emerging Markets Fund - Class A	4,608	5,850	1,930	313	102	7,888
JNL/PPM America Mid Cap Value Fund - Class A	1,970	2,000	105	226	36	3,973
JNL/Red Rocks Listed Private Equity Fund — Class A	2,516	2,141	1,210	337	265	3,115
JNL/S&P Competitive Advantage Fund - Class A	3,281	3,545	130	587	22	6,726
JNL/S&P Dividend Income & Growth Fund — Class A	3,280	3,257	113	379	14	6,687
JNL/S&P Intrinsic Value Fund - Class A	3,282	3,402	168	678	42	6,731
JNL/S&P Total Yield Fund - Class A	3,282	3,748	148	877	38	6,768
JNL/T. Rowe Price Established Growth Fund - Class A	—	17,886	267	1,422	3	16,943
	$69,868	$99,610	$47,652	$6,178	$3,385	$119,745
Curian Guidance - Tactical Moderate Growth Fund
Curian Dynamic Risk Advantage - Diversified Fund	$23,525	$6,186	$795	$20	$24	$30,203
Curian Long Short Credit Fund	4,703	2,198	4,108	87	162	2,709
Curian/AQR Risk Parity Fund	4,694	1,271	447	198	40	5,690
Curian/BlackRock Global Long Short Credit Fund	4,703	986	3,039	—	79	2,713
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	5,886	1,310	2,923	—	(100)	4,522
Curian/FAMCO Flex Core Covered Call Fund	—	8,651	1,157	2	24	8,130
Curian/Franklin Templeton Natural Resources Fund	1,775	818	2,825	—	331	—
Curian/Neuberger Berman Currency Fund	2,351	—	2,351	—	(31)	—
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	3,702	59	—	(4)	2,901
Curian/Nicholas Convertible Arbitrage Fund	2,939	3,533	187	153	5	6,022
Curian/PineBridge Merger Arbitrage Fund	2,941	247	3,184	—	(15)	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	4,710	1,413	3,306	—	(11)	2,708
Curian/Van Eck International Gold Fund	1,800	2,026	1,290	7	(142)	2,439
JNL/AQR Managed Futures Strategy Fund — Class A	5,887	2,382	2,498	499	(47)	5,819
JNL/BlackRock Commodity Securities Strategy Fund - Class A	1,768	1,900	215	—	11	3,001
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	9,218	131	—	(1)	8,965
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	3,553	2,660	218	197	61	6,080
JNL/Invesco Global Real Estate Fund - Class A	3,536	2,506	486	244	35	6,003
JNL/Mellon Capital Bond Index Fund - Class A	23,525	21,886	46,071	30	681	750
JNL/Mellon Capital Emerging Markets Index Fund - Class A	18,872	15,197	20,449	64	(1,028)	12,021
JNL/Mellon Capital Global Alpha Fund - Class A	1,769	258	1,897	—	(144)	—
JNL/Mellon Capital International Index - Class A	37,988	34,621	37,827	1,053	2,351	32,584
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A	22,603	38,994	7,709	3,454	836	54,414
JNL/Mellon Capital S&P 500 Index Fund - Class A	28,341	41,392	10,174	813	1,641	65,338
JNL/Mellon Capital Small Cap Index Fund — Class A	22,811	30,544	23,058	302	(79)	30,475
JNL/Red Rocks Listed Private Equity Fund — Class A	5,919	3,926	1,475	826	402	7,541
JNL/WMC Money Market Fund - Class A	—	14,436	14,436	—	—	—
	$236,599	$252,261	$192,315	$7,949	$5,081	$301,028
Curian Guidance - Tactical Maximum Growth Fund
Curian Long Short Credit Fund	$1,129	$431	$844	$22	$43	$693
Curian/AQR Risk Parity Fund	1,125	712	579	44	26	1,281
Curian/BlackRock Global Long Short Credit Fund	1,129	376	827	—	24	693
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1,413	450	821	—	(35)	1,092

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance -Tactical Maximum Growth Fund (continued)
Curian/FAMCO Flex Core Covered Call Fund	$—	$3,140	$669	$1	$17	$2,662
Curian/Franklin Templeton Natural Resources Fund	429	382	886	—	103	—
Curian/Neuberger Berman Currency Fund	564	3	567	—	(11)	—
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	1,249	39	—	(4)	971
Curian/Nicholas Convertible Arbitrage Fund	706	985	249	35	5	1,384
Curian/PineBridge Merger Arbitrage Fund	707	5	710	—	(5)	—
Curian/T. Rowe Price Capital Appreciation Fund	17,716	6,761	1,497	744	144	24,611
Curian/UBS Global Long Short Fixed Income OpportunitiesFund	1,131	453	864	—	(3)	693
Curian/Van Eck International Gold Fund	435	1,267	638	3	14	1,027
JNL/AQR Managed Futures Strategy Fund — Class A	1,423	741	883	110	(21)	1,303
JNL/BlackRock Commodity Securities Strategy Fund - Class A	426	971	277	—	33	989
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	1,337	45	—	—	1,276
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	862	845	141	52	33	1,602
JNL/Franklin Templeton Small Cap Value Fund - Class A	1,771	2,405	2,193	172	14	1,752
JNL/Invesco Global Real Estate Fund - Class A	851	762	164	63	6	1,572
JNL/Invesco International Growth Fund - Class A	5,348	5,099	4,587	49	335	5,907
JNL/Invesco Small Cap Growth Fund - Class A	2,169	2,505	2,207	88	121	2,482
JNL/Ivy Asset Strategy Fund - Class A	17,856	10,075	1,088	1,454	149	24,528
JNL/JPMorgan MidCap Growth Fund - Class A	—	2,089	580	111	14	1,490
JNL/Lazard Emerging Markets Fund - Class A	2,832	2,092	3,109	59	(177)	1,487
JNL/Mellon Capital Global Alpha Fund - Class A	426	3	423	—	(8)	—
JNL/PPM America Mid Cap Value Fund - Class A	—	2,561	572	85	10	1,991
JNL/Red Rocks Listed Private Equity Fund — Class A	1,431	1,981	541	278	129	2,568
JNL/T. Rowe Price Established Growth Fund - Class A	5,154	6,327	3,787	645	508	7,660
JNL/T. Rowe Price Value Fund - Class A	4,132	5,878	3,611	416	462	6,923
JNL/WMC Money Market Fund - Class A	—	1,819	1,816	—	—	—
	$71,165	$63,704	$35,214	$4,431	$1,926	$98,637
Curian Guidance - Institutional Alt 65 Fund
Curian Long Short Credit Fund	$5,818	$1,240	$3,865	$101	$132	$3,101
Curian/AQR Risk Parity Fund	5,802	1,008	605	228	51	6,445
Curian/Ashmore Emerging Market Small Cap Equity Fund	—	720	8	9	—	634
Curian/BlackRock Global Long Short Credit Fund	5,817	988	3,765	—	106	3,126
Curian/DFA U.S. Micro Cap Fund	1,137	283	1,393	—	269	—
Curian/DoubleLine Total Return Fund	3,907	755	1,629	9	75	3,273
Curian/Eaton Vance Global Macro Absolute Return AdvantageFund	7,279	1,091	3,695	—	(114)	4,975
Curian/FAMCO Flex Core Covered Call Fund	3,658	5,516	561	2	42	9,377
Curian/Franklin Templeton Frontier Markets Fund	1,136	332	742	65	162	603
Curian/Franklin Templeton Natural Resources Fund	2,212	825	3,329	—	421	—
Curian/Lazard International Strategic Equity Fund	—	4,712	124	2	(2)	4,524
Curian/Neuberger Berman Currency Fund	2,907	2	2,920	—	(37)	—
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	4,031	69	—	(4)	3,113
Curian/Nicholas Convertible Arbitrage Fund	3,636	3,396	256	167	9	6,492
Curian/PIMCO Credit Income Fund	—	2,063	133	1	1	1,962
Curian/PineBridge Merger Arbitrage Fund	3,638	777	4,395	—	(26)	—
Curian/UBS Global Long Short Fixed Income OpportunitiesFund	5,825	1,219	3,807	—	(12)	3,108
Curian/Van Eck International Gold Fund	2,236	1,330	941	7	(243)	2,494
JNL/AQR Managed Futures Strategy Fund — Class A	7,334	2,479	2,968	582	49	6,887
JNL/BlackRock Commodity Securities Strategy Fund - Class A	2,192	1,635	156	—	21	3,169
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	10,447	285	—	(7)	10,015
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	3,717	3,243	297	224	86	6,649
JNL/Franklin Templeton Global Multisector BondFund - Class A	7,285	1,469	6,187	93	257	2,572
JNL/Franklin Templeton International Small Cap GrowthFund - Class A	1,135	249	1,348	—	213	—
JNL/Franklin Templeton Small Cap Value Fund - Class A	1,685	490	1,311	69	337	798
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	—	2,190	76	77	(1)	1,882
JNL/Invesco Global Real Estate Fund - Class A	3,650	3,430	696	280	87	6,863
JNL/Invesco International Growth Fund - Class A	6,257	1,195	2,963	47	624	4,552
JNL/Invesco Small Cap Growth Fund - Class A	1,697	423	1,398	29	390	800
JNL/JPMorgan MidCap Growth Fund - Class A	—	1,607	79	111	(1)	1,463
JNL/Lazard Emerging Markets Fund - Class A	1,684	1,270	203	104	5	2,477
JNL/Mellon Capital Global Alpha Fund - Class A	2,192	310	2,340	—	(185)	—
JNL/Neuberger Berman Strategic Income Fund - Class A	—	1,387	69	15	—	1,306
JNL/PPM America Floating Rate Income Fund - Class A	1,119	244	705	16	20	650

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Institutional Alt 65 Fund (continued)
JNL/PPM America High Yield Bond Fund - Class A	$1,134	$318	$71	$96	$(1)	$1,281
JNL/PPM America Mid Cap Value Fund - Class A	—	1,596	83	85	(2)	1,469
JNL/Red Rocks Listed Private Equity Fund — Class A	5,157	4,759	374	948	93	8,615
JNL/S&P Competitive Advantage Fund - Class A	—	2,644	151	215	(2)	2,414
JNL/S&P Dividend Income & Growth Fund — Class A	—	2,553	135	138	(1)	2,387
JNL/S&P Intrinsic Value Fund - Class A	—	2,680	150	249	(2)	2,418
JNL/S&P Total Yield Fund - Class A	—	2,744	115	321	(4)	2,413
JNL/T. Rowe Price Established Growth Fund - Class A	5,689	1,513	1,296	501	379	5,948
JNL/T. Rowe Price Value Fund - Class A	5,634	693	6,915	—	1,675	—
	$112,569	$81,856	$62,608	$4,791	$4,860	$130,255
Curian Guidance - Alt 100 Conservative Fund
Curian Long Short Credit Fund	$1,472	$1,556	$1,315	$51	$74	$1,642
Curian/AQR Risk Parity Fund	1,471	2,092	325	108	27	3,237
Curian/BlackRock Global Long Short Credit Fund	1,840	1,236	1,454	—	51	1,645
Curian/Eaton Vance Global Macro Absolute Return AdvantageFund	1,473	1,580	572	—	10	2,595
Curian/FAMCO Flex Core Covered Call Fund	—	3,445	445	1	23	3,225
Curian/Neuberger Berman Currency Fund	1,472	1,101	793	—	(9)	1,829
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	1,613	677	—	(55)	721
Curian/Nicholas Convertible Arbitrage Fund	1,471	2,723	813	80	12	3,246
Curian/PineBridge Merger Arbitrage Fund	1,656	855	2,506	—	(8)	—
Curian/The Boston Company Multi Alpha Market NeutralEquity Fund	737	256	974	—	(8)	—
Curian/UBS Global Long Short Fixed Income OpportunitiesFund	1,105	1,911	1,315	—	(1)	1,646
JNL/AQR Managed Futures Strategy Fund — Class A	1,839	2,145	806	265	(6)	3,263
JNL/BlackRock Commodity Securities Strategy Fund - Class A	—	888	23	—	(3)	732
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	6,851	324	—	(2)	6,451
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	554	2,167	475	70	62	2,224
JNL/Invesco Global Real Estate Fund - Class A	552	2,034	525	84	19	2,166
JNL/Mellon Capital Global Alpha Fund - Class A	1,845	1,130	2,877	—	(103)	—
JNL/Red Rocks Listed Private Equity Fund — Class A	923	1,375	291	190	9	1,819
	$18,410	$34,958	$16,510	$849	$92	$36,441
Curian Guidance - Alt 100 Moderate Fund
Curian Long Short Credit Fund	$23,082	$8,939	$19,104	$405	$696	$12,541
Curian/AQR Risk Parity Fund	22,952	4,833	1,956	932	151	26,718
Curian/BlackRock Global Long Short Credit Fund	23,047	3,360	14,138	—	362	12,572
Curian/Eaton Vance Global Macro Absolute Return AdvantageFund	28,842	4,581	13,635	—	(422)	20,980
Curian/FAMCO Flex Core Covered Call Fund	—	37,044	1,616	9	97	38,570
Curian/Franklin Templeton Natural Resources Fund	8,815	3,074	13,031	—	1,708	—
Curian/Neuberger Berman Currency Fund	11,495	69	11,612	—	(166)	—
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	17,143	268	—	(11)	13,406
Curian/Nicholas Convertible Arbitrage Fund	14,399	14,191	591	688	23	26,836
Curian/PineBridge Merger Arbitrage Fund	14,409	866	15,275	—	(20)	—
Curian/UBS Global Long Short Fixed Income OpportunitiesFund	23,096	5,242	15,277	—	(176)	12,551
Curian/Van Eck International Gold Fund	8,759	4,937	2,628	29	(1,174)	10,637
JNL/AQR Managed Futures Strategy Fund — Class A	29,423	9,602	11,059	2,374	333	28,189
JNL/BlackRock Commodity Securities Strategy Fund - Class A	8,730	7,345	280	—	33	13,741
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	42,895	642	—	(11)	41,670
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	17,816	10,920	1,186	916	298	28,084
JNL/Invesco Global Real Estate Fund - Class A	17,401	10,651	2,218	1,140	287	27,991
JNL/Mellon Capital Global Alpha Fund - Class A	8,715	1,017	9,096	—	(722)	—
JNL/Red Rocks Listed Private Equity Fund — Class A	29,629	16,941	7,533	3,843	1,983	35,181
	$290,610	$203,650	$141,145	$10,336	$3,269	$349,667
Curian Guidance - Alt 100 Growth Fund
Curian Long Short Credit Fund	$3,080	$4,483	$3,841	$115	$155	$3,557
Curian/AQR Risk Parity Fund	3,850	5,699	2,250	251	53	7,198
Curian/BlackRock Global Long Short Credit Fund	2,310	3,769	2,549	—	92	3,559
Curian/Eaton Vance Global Macro Absolute Return AdvantageFund	3,851	4,224	2,169	—	(8)	6,156
Curian/FAMCO Flex Core Covered Call Fund	—	13,522	201	3	14	14,267
Curian/Franklin Templeton Natural Resources Fund	1,541	1,245	3,042	—	318	—
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	6,495	4	—	(1)	5,245

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Alt 100 Growth Fund (continued)
Curian/Nicholas Convertible Arbitrage Fund	$1,925	$6,664	$588	$196	$4	$7,650
Curian/UBS Global Long Short Fixed Income OpportunitiesFund	3,851	4,439	4,632	—	14	3,553
Curian/Van Eck International Gold Fund	1,564	5,290	594	15	(83)	5,492
JNL/AQR Managed Futures Strategy Fund — Class A	3,080	5,770	1,615	626	(19)	7,478
JNL/BlackRock Commodity Securities Strategy Fund - Class A	1,541	4,861	116	—	1	5,369
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	7,337	66	—	(1)	7,193
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	3,081	5,805	71	285	6	8,688
JNL/Invesco Global Real Estate Fund - Class A	3,081	5,252	125	350	(2)	8,638
JNL/Red Rocks Listed Private Equity Fund — Class A	5,777	12,156	2,243	1,536	206	14,096
	$38,532	$97,011	$24,106	$3,377	$749	$108,139
Curian Guidance - International Conservative Fund
Curian/Baring International Fixed Income Fund	$871	$1,664	$209	$3	$3	$2,223
Curian/CenterSquare International REIT Fund	194	359	48	15	2	490
Curian/Lazard International Strategic Equity Fund	155	271	29	—	4	391
Curian/Neuberger Berman Currency Fund	194	203	156	—	(1)	246
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	290	568	46	28	(6)	739
JNL/Invesco International Growth Fund - Class A	155	541	47	6	6	636
JNL/Lazard Emerging Markets Fund - Class A	77	156	18	8	1	197
	$1,936	$3,762	$553	$60	$9	$4,922
Curian Guidance - International Moderate Fund
Curian/Aberdeen Latin America Fund	$158	$65	$235	$—	$7	$—
Curian/Ashmore Emerging Market Small Cap Equity Fund	317	534	116	10	9	666
Curian/Baring International Fixed Income Fund	1,313	2,070	505	4	10	2,762
Curian/CenterSquare International REIT Fund	263	415	115	17	5	549
Curian/Franklin Templeton Frontier Markets Fund	264	527	94	58	8	553
Curian/Lazard International Strategic Equity Fund	421	1,453	314	1	32	1,537
Curian/Neuberger Berman Currency Fund	157	230	65	—	—	331
Curian/Schroder Emerging Europe Fund	158	76	218	—	(11)	—
JNL/Eastspring Investments Asia ex-Japan Fund - Class A	315	384	168	5	8	550
JNL/Eastspring Investments China-India Fund - Class A	158	60	218	—	8	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	788	1,255	230	66	(32)	1,651
JNL/Invesco International Growth Fund - Class A	684	1,175	305	16	36	1,538
JNL/Lazard Emerging Markets Fund - Class A	263	865	159	34	7	880
	$5,259	$9,109	$2,742	$211	$87	$11,017
Curian Guidance - International Growth Fund
Curian/Aberdeen Latin America Fund	$329	$125	$472	$—	$8	$—
Curian/Ashmore Emerging Market Small Cap Equity Fund	472	566	131	12	11	817
Curian/Baring International Fixed Income Fund	656	774	244	1	3	1,136
Curian/CenterSquare International REIT Fund	236	255	78	12	4	402
Curian/Franklin Templeton Frontier Markets Fund	284	422	81	51	8	494
Curian/Lazard International Strategic Equity Fund	471	1,334	252	1	33	1,522
Curian/Neuberger Berman Currency Fund	141	153	58	—	—	243
Curian/Schroder Emerging Europe Fund	187	85	253	—	(11)	—
JNL/Eastspring Investments Asia ex-Japan Fund - Class A	377	349	178	6	10	567
JNL/Eastspring Investments China-India Fund - Class A	236	78	312	—	12	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	281	339	86	19	(14)	486
JNL/Invesco International Growth Fund - Class A	707	1,108	264	16	36	1,525
JNL/Lazard Emerging Markets Fund - Class A	329	833	184	36	11	887
	$4,706	$6,421	$2,593	$154	$111	$8,079
Curian Guidance - Equity 100 Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$—	$1,929	$31	$25	$(2)	$1,701
Curian/Franklin Templeton Frontier Markets Fund	—	2,252	17	174	(3)	1,702
Curian/Lazard International Strategic Equity Fund	—	12,256	374	5	6	11,731
JNL/DFA U.S. Core Equity Fund - Class A	—	9,639	9,737	—	97	—
JNL/Franklin Templeton Small Cap Value Fund - Class A	4,379	5,402	7,392	176	131	2,027
JNL/Invesco International Growth Fund - Class A	4,895	11,528	4,515	118	346	11,747
JNL/Invesco Small Cap Growth Fund - Class A	5,410	4,531	7,933	72	266	2,011
JNL/JPMorgan MidCap Growth Fund - Class A	—	4,438	867	265	7	3,524
JNL/Lazard Emerging Markets Fund - Class A	7,729	6,946	6,644	268	(526)	6,732
JNL/Mellon Capital International Index - Class A	4,637	9,583	14,580	—	586	—
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A	—	3,632	3,804	—	171	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	14,427	6,179	21,805	—	2,646	—
JNL/PPM America Mid Cap Value Fund - Class A	—	4,442	907	203	6	3,529
JNL/S&P Competitive Advantage Fund - Class A	—	6,525	304	528	9	6,040
JNL/S&P Dividend Income & Growth Fund — Class A	—	6,354	254	344	6	6,027
JNL/S&P Intrinsic Value Fund - Class A	—	6,596	315	604	13	6,026
JNL/S&P Total Yield Fund - Class A	—	6,825	247	788	7	6,061

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
Curian Guidance - Equity 100 Fund (continued)
JNL/T. Rowe Price Established Growth Fund - Class A	$6,183	$12,208	$3,210	$1,260	$376	$15,085
JNL/T. Rowe Price Value Fund - Class A	3,864	9,090	13,907	—	974	—
	$51,524	$130,355	$96,843	$4,830	$5,116	$83,943
Curian Guidance - Fixed Income 100 Fund
Curian/DoubleLine Total Return Fund	$—	$12,460	$585	$32	$14	$12,089
Curian/PIMCO Credit Income Fund	6,991	11,238	11,693	3	319	7,254
JNL/Franklin Templeton Global Multisector BondFund - Class A	—	10,566	369	335	(3)	9,659
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	233	8,125	271	280	(25)	7,236
JNL/JPMorgan U.S. Government & Quality BondFund - Class A	3,495	2,405	6,010	—	(94)	—
JNL/Mellon Capital Bond Index Fund - Class A	3,496	4,945	8,622	—	66	—
JNL/Neuberger Berman Strategic Income Fund - Class A	—	5,006	131	53	—	4,833
JNL/PIMCO Real Return Fund - Class A	—	444	447	—	3	—
JNL/PPM America Floating Rate Income Fund - Class A	2,334	3,043	2,905	59	45	2,416
JNL/PPM America High Yield Bond Fund - Class A	2,571	3,963	1,290	360	2	4,826
JNL/T. Rowe Price Short-Term Bond Fund — Class A	4,198	2,903	7,134	—	(1)	—
	$23,318	$65,098	$39,457	$1,122	$326	$48,313
Curian Guidance - Real Assets Fund
Curian/CenterSquare International REIT Fund	$423	$1,038	$290	$35	$7	$1,130
Curian/Eaton Vance Global Macro Absolute Return AdvantageFund	528	833	282	—	5	1,132
Curian/Franklin Templeton Natural Resources Fund	529	263	852	—	82	—
Curian/Neuberger Berman Currency Fund	528	596	576	—	(2)	566
Curian/Neuberger Berman Risk Balanced Commodity StrategyFund	—	2,273	136	—	(18)	1,686
Curian/Van Eck International Gold Fund	375	1,068	366	3	(24)	914
JNL/BlackRock Commodity Securities Strategy Fund - Class A	951	1,671	611	—	27	1,688
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	898	1,525	481	66	71	1,922
JNL/Invesco Global Real Estate Fund - Class A	422	979	335	48	19	1,126
JNL/PIMCO Real Return Fund - Class A	633	943	445	9	(58)	1,133
	$5,287	$11,189	$4,374	$161	$109	$11,297

NOTE 5.  BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Prior to June 6, 2014, the amount available under the facility was $300,000,000.  Also effective June 6, 2014, Curian/American Funds Global Growth Fund was added to the SCA.  Prior to this date, the Fund did not participate in the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

NOTE 6.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  net operating losses, consent dividends and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian Guidance - Interest Rate Opportunities Fund	$117	$(117)	$—
Curian Guidance - Multi-Strategy Income Fund	65	(65)	—
Curian Guidance - Equity Income Fund	738	(738)	—
Curian Guidance - Conservative Fund	110	(110)	—
Curian Guidance - Moderate Fund	3,608	(3,608)	—
Curian Guidance - Growth Fund	2,214	(2,214)	—
Curian Guidance - Moderate Growth Fund	6,402	(6,402)	—
Curian Guidance - Maximum Growth Fund	2,001	(2,001)	—
Curian Guidance - Tactical Moderate Growth Fund	712	(712)	—
Curian Guidance - Tactical Maximum Growth Fund	882	(882)	—
Curian Guidance - Institutional Alt 65 Fund	1,214	(1,214)	—
Curian Guidance - Alt 100 Conservative Fund	223	(223)	—
Curian Guidance - Alt 100 Moderate Fund	2,082	(2,082)	—
Curian Guidance - Alt 100 Growth Fund	567	(567)	—
Curian Guidance - International Conservative Fund	4	(4)	—
Curian Guidance - International Moderate Fund	42	(42)	—
Curian Guidance - International Growth Fund	36	(36)	—
Curian Guidance - Equity 100 Fund	1,677	(1,677)	—
Curian Guidance - Fixed Income 100 Fund	77	(77)	—
Curian Guidance - Real Assets Fund	25	(25)	—

At December 31, 2014, the Funds had no net capital loss carryforwards available for U.S. federal income tax purposes to offset future net realized capital gains.

At December 31, 2014, the Funds did not elect to defer capital losses realized after October 31, 2014 (“Post-October losses”).

As of December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian Guidance - Interest Rate Opportunities Fund	$53,065	$694	$(2,094)	$(1,400)
Curian Guidance - Multi-Strategy Income Fund	40,595	685	(1,547)	(862)
Curian Guidance - Equity Income Fund	65,722	4,883	(496)	4,387
Curian Guidance - Conservative Fund	106,655	2,213	(3,449)	(1,236)
Curian Guidance - Moderate Fund	361,684	9,316	(12,955)	(3,639)
Curian Guidance - Growth Fund	169,981	3,102	(6,793)	(3,691)
Curian Guidance - Moderate Growth Fund	505,802	16,393	(17,879)	(1,486)
Curian Guidance - Maximum Growth Fund	120,627	4,023	(4,905)	(882)
Curian Guidance - Tactical Moderate Growth Fund	297,105	10,801	(6,878)	3,923
Curian Guidance - Tactical Maximum Growth Fund	97,504	3,613	(2,480)	1,133
Curian Guidance - Institutional Alt 65 Fund	131,461	4,259	(5,465)	(1,206)
Curian Guidance - Alt 100 Conservative Fund	36,929	619	(1,107)	(488)
Curian Guidance - Alt 100 Moderate Fund	354,394	10,481	(15,208)	(4,727)
Curian Guidance - Alt 100 Growth Fund	111,990	2,335	(6,186)	(3,851)
Curian Guidance - International Conservative Fund	5,176	24	(278)	(254)
Curian Guidance - International Moderate Fund	11,733	55	(771)	(716)
Curian Guidance - International Growth Fund	8,525	67	(513)	(446)
Curian Guidance - Equity 100 Fund	87,330	451	(3,838)	(3,387)
Curian Guidance - Fixed Income 100 Fund	50,066	366	(2,119)	(1,753)
Curian Guidance - Real Assets Fund	12,364	154	(1,221)	(1,067)
Curian/American Funds Global Growth Fund	34,178	105	(1,274)	(1,169)
Curian/American Funds Growth Fund	98,054	8,160	(90)	8,070

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

As of December 31, 2014, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian Guidance - Interest Rate Opportunities Fund	$537	$560	$(1,400)	$—
Curian Guidance - Multi-Strategy Income Fund	635	212	(862)	—
Curian Guidance - Equity Income Fund	809	1,212	4,386	—
Curian Guidance - Conservative Fund	1,770	1,135	(1,240)	—
Curian Guidance - Moderate Fund	7,255	8,427	(3,644)	—
Curian Guidance - Growth Fund	4,327	4,551	(3,693)	—
Curian Guidance - Moderate Growth Fund	10,655	13,739	(1,494)	—
Curian Guidance - Maximum Growth Fund	4,514	4,856	(884)	—
Curian Guidance - Tactical Moderate Growth Fund	6,390	5,974	3,914	—
Curian Guidance - Tactical Maximum Growth Fund	2,659	3,535	1,131	—
Curian Guidance - Institutional Alt 65 Fund	2,511	6,953	(1,208)	—
Curian Guidance - Alt 100 Conservative Fund	478	418	(488)	—
Curian Guidance - Alt 100 Moderate Fund	5,630	7,598	(4,737)	—
Curian Guidance - Alt 100 Growth Fund	2,603	1,424	(3,851)	—
Curian Guidance - International Conservative Fund	41	27	(255)	—
Curian Guidance - International Moderate Fund	223	86	(715)	—
Curian Guidance - International Growth Fund	153	106	(446)	—
Curian Guidance - Equity 100 Fund	5,616	4,185	(3,390)	—
Curian Guidance - Fixed Income 100 Fund	844	63	(1,754)	—
Curian Guidance - Real Assets Fund	203	153	(1,066)	—
Curian/American Funds Global Growth Fund	297	1,693	(1,167)	—
Curian/American Funds Growth Fund	785	4,046	8,069	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
Curian Guidance - Interest Rate Opportunities Fund	$753	$46
Curian Guidance - Multi-Strategy Income Fund	518	46
Curian Guidance - Equity Income Fund	2,366	909
Curian Guidance - Conservative Fund	762	224
Curian Guidance - Moderate Fund	7,503	1,007
Curian Guidance - Growth Fund	563	351
Curian Guidance - Moderate Growth Fund	8,806	2,310
Curian Guidance - Maximum Growth Fund	3,328	794
Curian Guidance - Tactical Moderate Growth Fund	12,471	2,097
Curian Guidance - Tactical Maximum Growth Fund	2,335	1,567
Curian Guidance - Institutional Alt 65 Fund	1,651	1,121
Curian Guidance - Alt 100 Conservative Fund	165	2
Curian Guidance - Alt 100 Moderate Fund	6,915	851
Curian Guidance - Alt 100 Growth Fund	655	7
Curian Guidance - International Conservative Fund	46	4
Curian Guidance - International Moderate Fund	100	13
Curian Guidance - International Growth Fund	54	11
Curian Guidance - Equity 100 Fund	2,936	615
Curian Guidance - Fixed Income 100 Fund	565	—
Curian Guidance - Real Assets Fund	111	5
Curian/American Funds Global Growth Fund	45	—
Curian/American Funds Growth Fund	220	142

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2014.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
Curian Guidance - Equity Income Fund	$183	$4
Curian Guidance - Conservative Fund	353	12
Curian Guidance - Moderate Fund	535	18
Curian Guidance - Moderate Growth Fund	437	159
Curian Guidance - Maximum Growth Fund	94	62
Curian Guidance - Tactical Moderate Growth Fund	791	437
Curian Guidance - Tactical Maximum Growth Fund	14	16
Curian Guidance - Institutional Alt 65 Fund	253	133

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Notes to Financial Statements

December 31, 2014

	Net Ordinary Income*	Long-term Capital Gain
Curian Guidance - Institutional Alt 100 Moderate Fund	$302	$413
Curian Guidance - Equity 100 Fund	29	13
Curian Guidance - Fixed Income 100 Fund	102	5
Curian/American Funds Growth Fund	49	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the returns for 2012, 2013 and 2014, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2014.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

At its meeting held January 8, 2015, the Board approved the following mergers effective after the close of business on April 24, 2015, subject to shareholder approval.

Acquired Fund	Acquiring Fund
Curian Guidance — Multi-Strategy Income Fund	Curian Guidance Fixed Income 100 Fund
Curian Guidance — Tactical Moderate Growth Fund	Curian Guidance — Moderate Growth Fund
Curian Guidance — Tactical Maximum Growth Fund	Curian Guidance - Maximum Growth Fund
Curian Guidance — Institutional Alt 65 Fund	JNL Institutional Alt 65 Fund
Curian Guidance — Alt 100 Conservative Fund	Curian Guidance — Alt 100 Moderate Fund
Curian Guidance — Alt 100 Growth Fund	Curian Guidance — Alt 100 Moderate Fund
Curian Guidance — International Conservative Fund	Curian Guidance — Conservative Fund
Curian Guidance — International Moderate Fund	Curian Guidance — Moderate Fund
Curian Guidance — International Growth Fund	Curian Guidance — Growth Fund

At its meeting held January 8, 2015, the Board also voted to approve the replacement of Curian with JNAM as the Funds’ investment adviser and administrator effective April 27, 2015, subject to shareholder approval.  Subject to the approval of the change in investment adviser by the shareholders, the administration fee paid by the Curian Guidance Funds will be reduced to 0.05% of average daily net assets of each Fund effective April 27, 2015.  Moreover, subject to shareholder approval of the change in investment adviser, the 12b-1 fees paid by Curian/American Funds Growth Fund and Curian/American Funds Global Growth Fund will be reduced to 0.20% of average daily net assets of each Fund effective April 27, 2015.  Additionally, subject to shareholder approval of the change in investment adviser, the contractual agreement to waive advisory fees for Curian/American Funds Global Growth Fund will be terminated and a new contractual waiver agreement with JNAM will reflect a reduction in the amount previously waived by the Adviser to 0.60% of average daily net assets effective April 27, 2015.  Finally, subject to shareholder approval of the change in investment adviser, the following Fund name changes will be effective April 27, 2015:

Existing Fund Name:	Effective April 27, 2015 Fund Name:
Curian Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Interest Rate Opportunities Fund
Curian Guidance - Equity Income Fund	JNAM Guidance - Equity Income Fund
Curian Guidance - Conservative Fund	JNAM Guidance - Conservative Fund
Curian Guidance - Moderate Fund	JNAM Guidance - Moderate Fund
Curian Guidance - Growth Fund	JNAM Guidance - Growth Fund
Curian Guidance - Moderate Growth Fund	JNAM Guidance - Moderate Growth Fund
Curian Guidance - Maximum Growth Fund	JNAM Guidance - Maximum Growth Fund
Curian Guidance - Alt 100 Moderate Fund	JNAM Guidance - Alt 100 Moderate Fund
Curian Guidance - Equity 100 Fund	JNAM Guidance - Equity 100 Fund
Curian Guidance - Fixed Income 100 Fund	JNAM Guidance - Fixed Income 100 Fund
Curian Guidance - Real Assets Fund	JNAM Guidance - Real Assets Fund
Curian/American Funds Global Growth Fund	JNL/American Funds Global Growth Fund
Curian/American Funds Growth Fund	JNL/American Funds Growth Fund

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within Curian Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Curian Variable Series Trust Master Feeder Funds and Fund of Funds as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

Curian Variable Series Trust Master Feeder Funds and Fund of Funds

Additional Disclosures (Unaudited)

December 31, 2014

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period
Curian Guidance - Interest Rate Opportunities Fund
	$1,000.00	$972.00	0.26%	$1.29	$1,000.00	$1,023.88	0.26%	$1.33
Curian Guidance - Multi-Strategy Income Fund
	1,000.00	980.00	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Equity Income Fund
	1,000.00	1,006.90	0.26	1.32	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Conservative Fund
	1,000.00	989.70	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Moderate Fund
	1,000.00	986.00	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Growth Fund
	1,000.00	984.90	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Moderate Growth Fund
	1,000.00	988.10	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Maximum Growth Fund
	1,000.00	985.70	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Tactical Moderate Growth Fund
	1,000.00	997.80	0.26	1.31	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Tactical Maximum Growth Fund
	1,000.00	995.70	0.26	1.31	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Institutional Alt 65 Fund
	1,000.00	976.70	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Alt 100 Conservative Fund
	1,000.00	993.00	0.26	1.31	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Alt 100 Moderate Fund
	1,000.00	967.90	0.26	1.29	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Alt 100 Growth Fund
	1,000.00	954.50	0.26	1.28	1,000.00	1,023.88	0.26	1.33
Curian Guidance - International Conservative Fund
	1,000.00	928.60	0.26	1.26	1,000.00	1,023.88	0.26	1.33
Curian Guidance - International Moderate Fund
	1,000.00	920.20	0.26	1.26	1,000.00	1,023.88	0.26	1.33
Curian Guidance - International Growth Fund
	1,000.00	920.50	0.26	1.26	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Equity 100 Fund
	1,000.00	998.10	0.26	1.31	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Fixed Income 100 Fund
	1,000.00	982.30	0.26	1.30	1,000.00	1,023.88	0.26	1.33
Curian Guidance - Real Assets Fund
	1,000.00	885.10	0.26	1.24	1,000.00	1,023.88	0.26	1.33
Curian/American Funds Global Growth Fund
	1,000.00	996.10	0.51	2.57	1,000.00	1,022.62	0.51	2.60
Curian/American Funds Growth Fund
	1,000.00	1,025.60	0.71	3.63	1,000.00	1,021.61	0.71	3.62

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Curian Tactical Advantage Funds

Curian Capital, LLC

(Unaudited)

Market Summary: Most domestic market fundamentals improved throughout the year as the U.S. Federal Reserve ("Fed") brought the monetary easing process to an end in October. An improving job market, earnings growth and gross domestic product ("GDP") growth proved to be ample substitute for the declining stimulus. U.S. large cap stocks posted strong gains in 2014 causing most diversification decisions to detract from overall performance. Small cap equities generally produced less than half the return of large cap equities even with a very strong fourth quarter rally. While value equities and growth equities swapped the leadership position several times throughout the year, they ended the calendar year with similar returns.

U.S. government bonds and investment grade bonds regained the core leadership in the fixed income asset class. A steady interest rate decline in 2014 helped the Barclays U.S. Aggregate Bond Index deliver an attractive positive return for the year. The yield curve experienced a steady flattening as the 10-year U.S. Treasury yield dropped over 87 basis points ("bps") to end the year at 2.17%. The Fed remained inactive on the front of the curve leaving the Fed funds rate near zero. High yield spreads widened in the second half of the year as falling oil prices put pressure on many of the energy dependent issuers.

International investments lagged the U.S. in 2014 as weak currencies and economies hampered returns. A European recessionary environment and sporadic Japanese tax policy lead to lower nominal returns among the developed international domains. The weak Euro and Japanese Yen drove U.S. Dollar based returns into negative territory for both the MSCI All Country World ex USA Index and MSCI EAFE Index. Slowing growth in China and weak commodity performance translated into negative emerging market performance as well.

Portfolio Manager Commentary: Curian Tactical Advantage 35 Fund, Curian Tactical Advantage 60 Fund and Curian Tactical Advantage 75 Fund (collectively "Curian Tactical Advantage Funds") seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds ("ETFs"). Each Curian Tactical Advantage Fund's asset allocation is determined by the Funds' Adviser through a proprietary asset allocation model. The Funds' Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

The Curian Tactical Advantage Funds' performance was driven by both equities and fixed income for the year; however, fixed income was the primary detractor of relative performance. The Funds held various weightings to equities throughout the year, on average maintaining an overweight to equities within the asset allocation model. This overweight helped performance as equities ended the year as the better performing asset class. Within the equity portion of the Funds the strategies maintained on average an overweight to U.S. regions relative to international regions, a preference to large cap relative to small cap and neutral positioning between growth and value. This allocation helped performance within equities. The resulting average underweight to fixed income, also helped performance; however, the asset allocation within the fixed income portion of the Funds was the biggest detractor of relative performance. The Funds held a preference to credit over government debt and maintained a shorter than benchmark duration driving negative contribution to returns. The shorter duration position was the primary contributor to the lower performance as yields continued to move lower throughout the year. Additionally toward the end of the year the credit spreads began to widen hurting returns within the fixed income asset allocation for the year. This allocation within the fixed income asset class was the primary driver of underperformance relative to the primary benchmark.

Curian Tactical Advantage 35 Fund

Portfolio Composition†:

Domestic Fixed Income	40.8%
Domestic Equity	33.1
International Equity	7.0
Emerging Markets Equity	2.4
International Fixed Income	2.1
Short Term Investments	14.6
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Tactical Advantage 35 Fund underperformed its primary benchmark by posting a return of 4.03% compared to 4.78% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 6.78% for the 25% S&P 500 Index, 10% MSCI EAFE Index, 65% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 50% (with a neutral target allocation of 35%) of its assets to underlying ETFs that invest primarily in equity securities and 50% to 80% (with a neutral target allocation of 65%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage 60 Fund

Portfolio Composition†:

Domestic Equity	51.0%
Domestic Fixed Income	21.0
International Equity	10.8
Emerging Markets Equity	3.7
International Fixed Income	1.1
Short Term Investments	12.4
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Tactical Advantage 60 Fund underperformed its primary benchmark by posting a return of 4.53% compared to 5.35% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 6.77% for the 40% S&P 500 Index, 20% MSCI EAFE Index, 40% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 45% to 75% (with a neutral target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 25% to 55% (with a neutral target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage 75 Fund

Portfolio Composition†:

Domestic Equity	64.8%
International Equity	13.8
Emerging Markets Equity	4.7
Domestic Fixed Income	0.2
Short Term Investments	16.5
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Tactical Advantage 75 Fund underperformed its primary benchmark by posting a return of 4.56% compared to 5.90% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 7.89% for the 55% S&P 500 Index, 20% MSCI EAFE Index, 25% Barclays U.S. Aggregate Bond Index. The Fund's investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 50% to 100% (with a neutral target allocation of 75%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 50% (with a neutral target allocation of 25%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

Curian Tactical Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Tactical Advantage 35 Fund

**25% S&P 500 Index, 10% MSCI EAFE Index, 65% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	4.03%
Since Inception	5.18%
(Inception date February 6, 2012)

Curian Tactical Advantage 60 Fund

**40% S&P 500 Index, 20% MSCI EAFE Index, 40% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	4.53%
Since Inception	8.05%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Tactical Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Tactical Advantage 75 Fund

**55% S&P 500 Index, 20% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	4.56%
Since Inception	9.94%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Dynamic Risk Advantage Funds

Curian Capital, LLC

(Unaudited)

Market Summary: Most domestic market fundamentals improved throughout the year as the U.S. Federal Reserve ("Fed") brought the monetary easing process to an end in October. An improving job market, earnings growth and gross domestic product ("GDP") growth proved to be ample substitute for the declining stimulus. U.S. large cap stocks posted strong gains in 2014 causing most diversification decisions to detract from overall performance. Small cap equities generally produced less than half the return of large cap equities even with a very strong fourth quarter rally. While value equities and growth equities swapped the leadership position several times throughout the year, they ended the calendar year with similar returns.

U.S. government bonds and investment grade bonds regained the core leadership in the fixed income asset class. A steady interest rate decline in 2014 helped the Barclays U.S. Aggregate Bond Index deliver an attractive positive return for the year. The yield curve experienced a steady flattening as the 10-year U.S. Treasury yield dropped over 87 basis points ("bps") to end the year at 2.17%. The Fed remained inactive on the front of the curve leaving the Fed funds rate near zero. High yield spreads widened in the second half of the year as falling oil prices put pressure on many of the energy dependent issuers.

International investments lagged the U.S. in 2014 as weak currencies and economies hampered returns. A European recessionary environment and sporadic Japanese tax policy lead to lower nominal returns among the developed international domains. The weak Euro and Japanese Yen drove U.S. Dollar based returns into negative territory for both the MSCI All Country World ex USA Index and MSCI EAFE Index. Slowing growth in China and weak commodity performance translated into negative emerging market performance as well.

The HFRI Fund Weighted Composite Index returned 3.33% for the year as the top contributing categories within this index included Equity Hedge – Technology & Healthcare and Macro – Systematic Diversified. The largest detractors for the year included Equity Hedge – Energy & Basic Materials, Equity Hedge – Short Bias and Event Driven – Distressed & Restructuring. Global real estate investment trusts ("REIT") outperformed the S&P 500 Index during 2014 while broad based commodities suffered a second consecutive negative year, largely driven by weakness in energy markets.

Portfolio Manager Commentary: Curian Dynamic Risk Advantage – Diversified Fund, Curian Dynamic Risk Advantage – Growth Fund and Curian Dynamic Risk Advantage – Income Fund are collectively referred to as the Curian Dynamic Risk Advantage Funds. The Curian Dynamic Risk Advantage – Income Fund seeks to achieve its investment objective primarily through investing in underlying exchange traded Funds ("ETFs"). Curian Dynamic Risk Advantage – Diversified Fund and Curian Dynamic Risk Advantage – Growth Fund seek to achieve their investment objectives by investing in a range of securities and derivative contracts. Each Fund also seeks to control risk through diversification, and systematically increasing allocations to cash equivalents during periods of capital market declines. The Adviser has established a proprietary quantitative trading algorithm (the "Investment Model") for the funds and provides the Investment Model and parameters for implementing the Investment Model to Mellon Capital Management Corporation, the Funds' sub-adviser.

Curian Dynamic Risk Advantage – Diversified Fund

Portfolio Composition†:

Alternative	2.6%
International Fixed Income	2.5
Domestic Fixed Income	1.9
Short Term Investments**	93.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

**In general, the Fund seeks to meet investment objectives by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2014, Curian Dynamic Risk Advantage – Diversified Fund outperformed its primary benchmark by posting a return of 5.17% compared to 4.78% for the Dow Jones Moderately Conservative Index. The Fund outperformed its blended benchmark return of 2.91% for the 40% BofA Merrill Lynch 1-3 Year Treasury Index, 10% Barclays U.S. Corporate High Yield Index, 10% Barclays U.S. Aggregate Bond Index, 10% JP Morgan EMBI Global Index, 10% MSCI U.S. REIT Index, 10% Bloomberg Commodity Index, 10% MSCI All Country World Index. The Fund's investment objective is to seek long term capital appreciation.

To achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, global equity, U.S. core fixed income, master limited partnerships ("MLPs"), high yield bonds, emerging market bonds, currency and U.S. REITs. The market portfolio is basically equally weighted between these asset classes. The exposure to these asset classes is achieved primarily through swap arrangements on underlying exchange traded products or indexes or exchange traded products directly.

The bulk of exposure in the Fund is obtained through derivatives because of liquidity, cost, and regulatory reasons. However, ETFs and/or exchange traded notes ("ETN") are mostly used for daily cash flow investment needs. The Fund is managed such that investment and derivative fees are minimized whenever possible while still obtaining correct exposures. Derivative gains/losses are monitored daily, as are the premium/discount values for each ETF and/or ETN.

Performance for the year was driven largely by gains in U.S. Treasuries of long duration (20+ years), MLPs and REITs. These gains were somewhat offset by declines in emerging market equities, developed market equities and commodities. Exposure to these asset classes is obtained through derivatives, primarily total return swaps on underlying indexes. An overall decline in interest rates pushed U.S. Treasury prices higher, which offset much of the losses from the prior year. A dramatic drop in energy prices was a headwind for commodity futures, which posted a third straight yearly loss. Meanwhile, international equities continued to underperform U.S. stocks due in large part to a stronger U.S. Dollar. The Fund remained primarily invested in the market portfolio for much of the year, as market volatility was largely subdued.

During the year via derivative exposure, the biggest contributors to outperformance were derivative exposures to longer duration Treasuries, REITs and international bonds. These gains were somewhat offset by derivative exposure to commodities and developed market equities.

Curian Dynamic Risk Advantage – Growth Fund

Portfolio Composition†:

Alternative	4.0%
Domestic Equity	0.1
Emerging Markets Equity	0.1
Short Term Investments**	95.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

**In general, the Fund seeks to meet investment objectives by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2014, Curian Dynamic Risk Advantage – Growth Fund underperformed its primary benchmark by posting a return of -4.22% compared to 5.35% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -4.54% for the 40% BofA Merrill Lynch 1-3 Year Treasury Index, 24% MSCI All Country World Index, 24% S&P Dynamic VIX Futures Index, 12% Bloomberg Commodity Index. The Fund's investment objective is to seek long term capital appreciation.

To achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, global equity, currency and volatility related futures. The exposure is primarily through swap arrangements on underlying exchange traded products or indexes or exchange traded products directly. The Fund maintains a position in lower risk, short term fixed income securities and seeks to add excess return by dynamically allocating to the market portfolio,

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

ranging from 0% to 90%, depending on overall direction of the overall portfolio.

The bulk of exposure in the Fund is obtained through derivatives because of liquidity, cost, and regulatory reasons. However, ETFs and/or ETNs are mostly used for daily cash flow investment needs. The Fund is managed such that investment and derivative fees are minimized whenever possible while still obtaining correct exposures. Derivative gains/losses are monitored daily, as are the premium/discount values for each ETF and/or ETN.

The Fund finished the year lower due primarily to declines in international developed market equities, emerging market equities and Volatility Index ("VIX") futures. A strong U.S. Dollar was a headwind for international returns, and a drop in energy prices led commodities lower for the year. U.S. large and small cap equities helped offset some of these losses. Exposure to these asset classes is primarily through futures and total return swaps. The Fund was roughly half invested in the market portfolio and the low risk portfolio of short term fixed income securities for much of the year.

During the year via derivative exposure, underperformance was primarily attributable to exposure to commodities and VIX futures.

Curian Dynamic Risk Advantage – Income Fund

Portfolio Composition†:

Domestic Fixed Income	37.2%
International Fixed Income	17.1
Alternative	13.3
Domestic Equity	8.0
International Equity	2.3
Short Term Investments	22.1
Total Investments	100.0%

†Total Investments as of December 31, 2014.

For the year ended December 31, 2014, Curian Dynamic Risk Advantage – Income Fund outperformed its primary benchmark by posting a return of 8.16% compared to 4.78% for the Dow Jones Moderately Conservative Index. The Fund outperformed its blended benchmark return of 5.92% for the 37% BofA Merrill Lynch 1-3 Year Treasury, 9% Barclays U.S. Corporate High Yield Index, 9% Dow Jones Global Select Real Estate Securities Index, 9% S&P U.S. Preferred Stock Index, 9% S&P High Yield Dividend Aristocrats Index, 9% S&P International Dividend Opportunities Index, 9% JP Morgan EMBI Global Index, 9% Barclays U.S. Credit Bond Index. The Fund's investment objective is to seek long term capital appreciation and current income.

To potentially achieve its investment objective, the Fund allocates between a market portfolio and lower risk, short term fixed income securities based on observable market prices. The allocation to the market portfolio includes exposure to broad asset classes, including, but not limited to, dividend paying stocks, U.S. investment grade bonds, preferred stocks, emerging market debt and high yield bonds. The exposure is through ETFs and the market portfolio maintains basically equally weighted holdings in these asset classes.

The lower risk exposure consists primarily of short term investment grade fixed income securities and cash equivalents. The Fund maintains a position in lower risk, short term fixed income securities and seeks to add excess return by dynamically allocating to the market portfolio ranging from roughly 0% to 90%, depending on the direction of the overall portfolio.

Performance for the year was driven largely by gains in U.S. Treasuries of long duration (20+ years), MLPs, preferred stocks and U.S. dividend paying equities. These gains were somewhat offset by declines in international dividend paying stocks and high yield bonds. Exposure to these asset classes is obtained through ETFs. An overall decline in interest rates pushed U.S. Treasury prices higher, which offset much of the losses from the prior year. Meanwhile, credit spreads widened somewhat during the year, which was a headwind for high yield bonds. International equities continued to underperform U.S. stocks due in large part to a stronger U.S. Dollar. The Fund remained primarily invested in the market portfolio for much of the year, as market volatility was largely subdued.

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Dynamic Risk Advantage – Diversified Fund

**40% BofA Merrill Lynch 1-3 Year Treasury Index, 10% Barclays Capital U.S. Corporate High Yield Index, 10% Barclays Capital U.S. Aggregate Bond Index, 10% JP Morgan EMBI Global Index, 10% MSCI U.S. REIT Index, 10% Dow Jones-UBS Commodity Index, 10% MSCI All Country World Index

Average Annual Total Returns*
1 Year	5.17%
Since Inception	2.84%
(Inception date February 6, 2012)

**40% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 24% MSCI All Country World Index, 24% S&P Dynamic VIX Futures Index, 12% Dow Jones-UBS Commodity Index

Curian Dynamic Risk Advantage – Growth Fund

Average Annual Total Returns*
1 Year	-4.22%
Since Inception	-2.47%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Dynamic Risk Advantage Funds (continued)

Curian Capital, LLC

(Unaudited)

Curian Dynamic Risk Advantage – Income Fund

**37% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 9% Barclays Capital U.S. Corporate High Yield Index, 9% Dow Jones Global Select Real Estate Securities Index, 9% S&P U.S. Preferred Stock Index, 9% S&P High Yield Dividend Aristocrats Index, 9% S&P International Dividend Opportunities Index, 9% JP Morgan EMBI Global Index, 9% Barclays Capital U.S. Credit Index

Average Annual Total Returns*
1 Year	8.16%
Since Inception	4.55%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Aberdeen Latin America Fund

Aberdeen Asset Managers Ltd.

(Unaudited)

Market Summary: Latin American equities fell in 2014, underperforming the broader emerging markets asset class. At the beginning of the year, the U.S. Federal Reserve's announcement that it would start trimming its bond purchases triggered fears of increased outflows from the region. Subsequently, political developments drove a short lived rally, but gains were ultimately mitigated by concerns about Chinese growth, lower commodity prices and the possibility of a sooner than expected U.S. interest rate hike.

Mexico was among the better performing markets, thanks to relatively resilient gross domestic product ("GDP") growth and the signing of the energy reform into law. Conversely, Brazil underperformed. The stock market was steered by the bitterly contested presidential elections, which concluded with Dilma Rousseff edging out Aecio Neves to secure a second term. Subsequently, she confirmed that Joaquim Levy, currently head of Banco Bradesco's asset management arm, would replace Guido Mantega as finance minister. Levy, who pledged to restore the fiscal surplus, is seen as a credible choice, and his appointment may go some way towards reinstating investor confidence. In Chile, concerns about the new government's corporate tax hike and proposed labor reform, and their impact on investment, continued to weigh on sentiment.

Portfolio Composition†:

Financials	32.3%
Consumer Staples	25.6
Industrials	12.2
Consumer Discretionary	9.7
Materials	8.3
Energy	5.8
Health Care	1.7
Information Technology	1.6
Short Term Investments	2.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Aberdeen Latin America Fund underperformed its benchmark by posting a return of -15.47% compared to -12.30% for the MSCI Emerging Markets Latin America 10/40 Index. The Fund's underperformance was largely due to negative stock selection.

In Brazil, miner Vale SA's share price fell, as fears of a slowdown in China's economy weighed on iron ore prices. Retailer Cia Hering also underperformed as muted domestic demand hampered sales, amid continued restructuring. In Argentina, specialist pipe manufacturer Tenaris SA – ADR saw its shares fall sharply towards the end of the year in response to oil price weakness. Elsewhere, the Fund's lack of exposure to America Movil detracted from returns. The Mexican telecom operator rebounded after it announced plans to divest assets to avoid regulatory restrictions given its dominant market position.

Conversely, Mexican airport operator OMA Airports was a key contributor to relative performance. The company benefited from robust growth in traffic and commercial revenues. In Brazil, the Fund's smaller exposure to Petroleo Brasileiro SA ("Petrobras") relative to the benchmark also helped performance. The state-owned oil company's shares slumped on the back of a corruption scandal and a deteriorating balance sheet. Retailer Lojas Renner SA posted resilient results despite the challenging consumer environment, underpinned by impressive sales growth and good cost control.

During the year, we sold Petrobras, on growing concerns about governance shortcomings, escalating leverage and the increasing politicization of the company. Against this, we introduced three stocks. These were Peru-based infrastructure company Grana y Montero SA – ADR, on the back of good growth prospects and an attractive valuation; Banco Santander Chile – ADR a well-run lender with an established domestic market position; and Iguatemi Empresa de Shopping Centers SA, a leading Brazilian mall owner and operator with a portfolio of well located malls.

At the end of the year, the Fund continued to be positioned towards companies in sectors that benefit from domestic demand and growth in Latin America. Consequently, the Fund has overweight positions in the consumer related and financial sectors. On the other hand, the Fund has less exposure to companies that are more reliant on exports and, therefore, the overall health of the global economy.

Curian/Aberdeen Latin America Fund

Average Annual Total Returns
1 Year	-15.47%
Since Inception	-18.90%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/AQR Risk Parity Fund

AQR Capital Management, LLC

(Unaudited)

Market Summary: Developed equities were positive in 2014, driven primarily by the U.S. where economic data continued to improve throughout the year. International equity markets also finished the year modestly positive, but economic fundamentals diverged from the U.S. amid the threat of deflation and recession in Europe and recession in Japan. Emerging equities ended slightly positive for the year with mixed performance between countries. Commodity exporting countries like Brazil suffered losses, while China outperformed as the People's Bank of China took additional easing measures.

Developed bond markets saw strong positive returns over the year, registering gains in each quarter. Falling inflation, slowing global growth, geopolitical uncertainty in Russia and the Middle East and accommodative monetary policies were boons for bond performance. The U.S. Federal Reserve stayed the course on tapering and ended quantitative easing in October, while inflation came in below expectations. German bond yields fell as the European Central Bank increased efforts to help the struggling Eurozone. Japanese bond yields fell as the economy slipped into a recession prompting additional stimulus.

The story was similar for inflation linked bonds which provided solid returns over the year as slower economic activity and easing from G4 central banks persisted, resulting in lower real yields broadly. However, unlike nominal bonds, lower than expected realized inflation and declining inflation expectations limited gains.

Commodities were a significant drag on performance this year led by energy which suffered from both excess supply and weak demand. In the first half of the year bad weather and geopolitical risks had driven commodities higher, but record harvests and increased energy production in the U.S. sent prices lower in the second half of the year. As oil prices were falling, the Organization of the Petroleum Exporting Countries ("OPEC") announced that it would not be cutting production, triggering a large sell off in brent and crude oil. Metals were also hampered this year as demand remained soft in China and became softer in Europe.

Portfolio Composition†:

Government Securities	36.9%
Short Term Investments††	63.1
Total Investments	100.0%

†Total Investments as of December 31, 2014.

††In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/AQR Risk Parity Fund outperformed its primary benchmark by posting a return of 7.95% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund also outperformed its blended benchmark return of 5.55% for the 60% MSCI All Country World Index and 40% Barclays Global Aggregate Hedged Index.

The Fund outperformed its blended benchmark as global nominal bond yields fell and global equities posted modest gains. The Fund is designed to take equal risk from three different asset classes: equity risk (global developed and emerging equities), fixed income risk (global developed nominal bonds), and inflation risk (commodities, inflation linked bonds and emerging currencies). The Fund utilized futures, forward foreign currency contracts and swaps to gain its long exposure to the various underlying assets. These derivative positions are responsible for most of the performance in the Fund.

The equity risk allocation contributed +3.2% to the Fund over the year as most developed and emerging markets posted positive returns. The nominal bond risk positions contributed +9.9% over the year as global bonds rallied strongly in 2014 after a disappointing 2013. The inflation risk positions detracted -5.1% from the Fund, with declines from commodities and gains from inflation linked bonds; emerging currencies were essentially flat. Commodities detracted -6.8% as commodity markets overall were down substantially during the year, driven by significant declines in energies on a glut of supply; inflation linked bonds contributed +1.7% during the year as real yields fell and despite global inflation remaining muted.

Curian/AQR Risk Parity Fund

**60% MSCI All Country World Index, 40% Barclays Global Aggregate Hedged Index

Average Annual Total Returns*
1 Year	7.95%
Since Inception	6.60%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Ashmore Emerging Market Small Cap Equity Fund

Ashmore Equities Investment Management (US) LLC.

(Unaudited)

Market Summary: Emerging markets ("EM") finished the year down -2.19% according the MSCI Emerging Markets Index. Markets were subject to swings in sentiment as investors responded to the prospect of war in Eastern Europe and the Middle East, speculation on China's growth and a changing political landscape. Several factors came into play late in 2014, notably a dramatic fall in oil prices alongside a significant slide on the Russian Ruble against the U.S. Dollar. As investors fretted over the energy price war between the Organization of the Petroleum Exporting Countries ("OPEC") and non OPEC member states, markets sold off heavily in EM, particularly for oil producing countries.

Small caps seemed to miss much of the speculative moves this year, finishing up 1.01% according to the MSCI Emerging Markets Small Cap Index. Volatility was also measurably lower, registering approximately 9.4% versus 13.9% for its large cap peers.

Russian small caps have been the worst performers, finishing down -63.16% as investors reacted to increased and sustained sanctions following incursions into Ukraine, a slowing economy, a weakening currency and the drop in oil prices, all pointing to recession and the prospect for further earnings downgrades. China small caps also disappointed on poor consumer spending, down -0.39% as the crackdown in corruption and slowing property prices dampened consumer sentiment.

Indian small caps had a spectacular run this year following Modi's convincing win in the general elections in May. The market has been the subject of a sustained rally as local investors returned in earnest, driving the market up strongly. Turkey has also benefitted from a turn in sentiment, mainly as a benefactor of lower oil prices and improving resultant current account deficit.

Philippines finished up 28.24%, while Malaysia dropped by over 10.43%, and Peru had resilient earnings and lower sensitivity to lower commodity prices, finishing up nearly 5.98%.

Portfolio Composition†:

Financials	27.7%
Consumer Discretionary	21.2
Industrials	19.6
Information Technology	15.9
Materials	7.5
Health Care	4.5
Consumer Staples	2.4
Short Term Investments	1.2
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Ashmore Emerging Market Small Cap Equity Fund underperformed its benchmark by posting a return of -9.54% compared to 1.01% for the MSCI Emerging Markets Small Cap Index.

We have long anticipated Chinese government stimulus efforts would eventually convince investors of China's underlying economic strengths and the precipitous run up in holdings such as property developer Sunac China Holdings Ltd. and financial services firm Noah Holdings Ltd. – ADS which contributed positively to relative performance in the fourth quarter and the full year. China overall detracted from performance for the year, however, due largely to some consumer discretionary holdings as well as information technology stocks including online property listing service Soufun Holdings Ltd. – ADR and cloud computing service provider 21Vianet Group Inc. – ADR.

Russia and Brazil were key headwinds to the Fund's relative performance for the year. We owned regional airline Aeroflot – Russian Airlines OJSC ("Aeroflot") before Russia's annexation of Crimea. Aeroflot is trading at historically low valuations and our experience through similar crises over more than two decades tells us that the stock will rebound when the macro uncertainties subside. In Brazil, consumer spending has been weak, leading to declines in some of our key holdings in auto parts companies, such as Iochpe-Maxion SA and Tupy SA, though they derive a substantial portion of their revenues outside Brazil. We are holding onto these stocks. Brazilian educational company Gaec Educacao SA was a positive contributor during the year as government support through the FIES student loan program supported growth in its business.

By the end of 2014, we had significantly increased our positioning in financials, including Indonesia's Bank Tabungan Negara Persero Tbk PT. Indonesia is a net oil importer that benefits from low oil prices. We also sold out of all companies in energy in the third quarter, just ahead of the further decline in oil prices.

We firmly believe there is more positive news to come as election uncertainties fade and China's stimulus efforts take hold. EM economies have the financial strength to promote growth and reformist governments have the mandates to improve business and operating conditions. Valuations are not stretched and the earnings outlook is set to improve.

Curian/Ashmore Emerging Market Small Cap Equity Fund

Average Annual Total Returns
1 Year	-9.54%
Since Inception	-3.57%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Baring International Fixed Income Fund

Baring International Investment Ltd.

(Unaudited)

Market Summary: Since peaking at the end of 2013, government bond yields have been trending lower. This theme has been most pronounced in Europe, specifically the Eurozone, but also applies to the U.S., UK and Japan. Central banks have remained accommodative amid a slower pace of global growth and a lack of inflationary pressures. Global economic divergence has however intensified in the latter part of the year. The U.S. and the UK have led global growth in 2014, while the Eurozone and Japan continued to lag behind. This has also led to divergent monetary policy expectations. The U.S. Federal Reserve ("Fed") is expected to raise interest rates in mid 2015, while in contrast, poor growth and disinflation pose big challenges for the Eurozone. Downside surprises to inflation in various euro area countries led to fresh lows in core and peripheral government bond yields. Spain's progress on economic reforms was acknowledged by Moody's who upgraded the country's sovereign rating from Baa3 to Baa2.

Elsewhere, the UK government bond market had a positive year, despite a marked improvement in the economy as investors reappraised the timing of the first interest rate hike. The Bank of England's ("BoE") message reinforced the growing market perception that interest rate rises are going to come "later" rather than "sooner". The BoE's most recent inflation forecasts are for a later realization of their +2% target which is now projected for the fourth quarter of 2017 rather than the third quarter.

The U.S. Dollar appreciated against most major currencies, both developed and emerging, over the course of the year. The weakest currencies were those which are highly correlated with the oil price (Norwegian Krone and the Mexican Peso). The falling oil price was a major driver of both bond and currency markets in the latter part of the year. The Organization of the Petroleum Exporting Countries' decision not to coordinate a cut in oil production in November exacerbated the already sharp fall in the oil price.

Portfolio Composition†:

Government Securities	86.6%
Financials	10.7
Utilities	0.6
Telecommunication Services	0.3
Short Term Investments	1.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Baring International Fixed Income Fund outperformed its benchmark by posting a return of -2.59% compared to -2.68% for the Citigroup World Government Bond ex-U.S. Index.

Country allocation decisions was the main contributing factor to outperformance, specifically, the Fund's consistent underweight position in Japan. Even though yields fell in Japan, it was to a lesser extent than other major markets. We were also able to capture the strong performance in the

UK bond market, through our overweight allocation. Our strategic positioning in emerging markets was also beneficial. We bought South African government bonds on weakness and exited the market following a substantial rally, avoiding the ensuing market weakness. The South African bond market has recently been affected by falling commodity prices.

In currencies, the Fund's exposure in U.S. Dollars was a major contributor to positive performance. The prevailing environment was positive for the U.S. Dollar, and it appreciated against all major currencies over the year. The Fund's underweight Japanese Yen exposure also contributed positively. The Japanese Yen fell to a seven year low against the U.S. Dollar as the Bank of Japan announced an expansion of its quantitative easing program.

On the negative side, the Fund's exposure to commodity related currencies hurt relative performance due to their weakness in recent months. The Norwegian Krone has been particularly vulnerable to the collapse in oil price. In an unexpected move, the Norges Bank cut its deposit rate by -0.25% to 1.25% in December. The statement acknowledged that "growth prospects for the Norwegian economy have weakened," with the "sharp fall in oil prices likely to amplify this tendency."

The Fund's defensive duration position detracted overall, as yields declined in most major markets. Negative returns came from the Fund's lack of duration in the UK and in Australia (we are allocated in the shorter part of the yield curve). Although this was partially offset by a positive contribution from an overweight level of duration in Japan (where we are positioned in longer maturities).

Foreign exchange forwards were important instruments in enabling the manager to activate and dynamically manage the Fund's currency positions both for relative overweighting and underweighting versus the benchmark and at times, independently of the underlying bond position.

Curian/Baring International Fixed Income Fund

Average Annual Total Returns
1 Year	-2.59%
Since Inception	-3.78%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/BlackRock Global Long Short Credit Fund

BlackRock Financial Management, Inc.

BlackRock International Limited

(Unaudited)

Market Summary: Looking at 2014 as a whole, equities were one of the best performing asset classes. For fixed income, 2014 was a year for duration and rate sensitive assets. Going into the year, few investors expected interest rate sensitive fixed income to outperform; however the Barclays Aggregate Index was one of the best performing fixed income indices, benefiting from the 10-year U.S. Treasury yield falling 87 basis points ("bps") during the year.

It was a tale of two halves for credit markets, the first half of the year witnessing spread tightening and a favorable environment for credit despite some pockets of volatility. However, the second half of the year marked a broad based selloff in credit as a confluence of events drove credit spreads wider despite positive fundamentals. First, concerns over valuations appearing stretched were a negative factor, then came heavy new issue supply which was met by retail outflows and then came global growth woes and a breakdown in commodity prices. Credit spreads widened meaningfully the second half of the year – well over 100 bps in some cases.

Long Investments Portfolio Composition†:

Financials	21.1%
Consumer Discretionary	12.4
Non-U.S. Government Agency ABS	11.9
Government Securities	8.4
Telecommunication Services	5.9
Industrials	3.9
Health Care	3.8
Information Technology	3.7
Energy	3.3
Materials	2.7
Consumer Staples	1.5
Utilities	1.3
Short Term Investments	20.1
Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Financials	39.2%
Government Securities	34.6
Telecommunication Services	6.0
Consumer Staples	5.3
Materials	3.5
Information Technology	3.0
Consumer Discretionary	2.5
Health Care	2.5
Energy	2.2
Industrials	1.2
Total Short Investments	100.0%

†Total Long Investments represent 113.4% of net assets and Total Short Investments represent (15.8%) of net assets as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/BlackRock Global Long Short Credit Fund outperformed its benchmark by posting a return of 1.19% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

For the first half of the year, the Fund was on pace for another strong year of total returns, navigating bouts of volatility early in the year quite well. Being a Fund whose returns are driven primarily by credit risk, the second half of the year was marked by participation (although limited) in the credit selloff.

In the Fund, European strategies outperformed U.S. strategies modestly. The largest overall contrib-

utor to returns was positioning in European bank debt up and down the capital structure. Early in the year, the Fund favored subordinated debt, where capital raising would provide a boost to the existing securities. Later in the year, exposure to covered bonds was a strong contributor as the European Central Bank ("ECB") embarked on a purchase program in the asset class. With 2014 being such a volatile year for credit, carry strategies were an important contributor to returns. Throughout the course of the year, the Fund was long bank loans (through leveraged loans and collateralized loan obligations ("CLOs") as well as enhanced equipment trust certificates ("EETCs"). These assets are fairly low volatility and held up well from a price perspective while providing income to the Fund. Additionally, despite the volatility in broad credit markets, long positions in select U.S. higher quality high yield issuers remained a positive contributor throughout the year, with security selection incredibly important. Rounding out the contributors were absolute return strategies, which included trading strategies in European convertible bonds, a strategy in Spanish covered bonds versus senior unsecured bank debt and long/short trading strategies in U.S. industrials. This included positioning around a merger in the telecommunications/cable sectors early in the year and identifying tactical crossover and capital structure trades in information technology the second half of the year.

Active detractors for the year included tactical long positioning within energy, which was reduced with the move in oil, as well as a broad European crossover high yield short expressed throughout the year. We continue to see value in that trade given the levels where European high yield is trading. Finally, broad market hedges through equity put options were an overall detractor given the rally in U.S. and European equities during the year.

Initially during the year we expected to see a decrease in beta and carry driven opportunities and an increase in absolute return opportunities, driven by a pick up in merger and acquisition activity. However, during the year these themes did not pan out as much as anticipated. In the U.S., we continued to express beta via broad exposures to high yield and investment grade cash bonds (primarily financial names); however, we actively decreased risk in these positions over the summer as we began to see an increase in volatility. In high yield, we shifted exposure into credit default swaps, a more liquid expression of high yield risk, on fears that the bond market could experience a pull back. Given heightened volatility in markets, we continued to look for high carry, low volatility strategies in leveraged loans, CLOs and EETCs. Finally, in absolute return strategies we positioned tactically around opportunities in information technology. In Europe, we rotated the Fund's exposure in European bank debt following a variety of catalysts and positive performance. We also sought opportunities in high yield cash bonds while generally remaining short the crossover index, which has traded very tightly. In sovereigns we were tactical with respect to positioning and while our fundamental view is biased toward owning private sector credit, we lifted our short positions at several points during the year to take advantage of positive technical and macro catalysts. We also continued to exercise convertible bond trading strategies and looked to optimize our credit versus equity exposures.

From a fundamental perspective credit remains attractive and, given spread widening seen in the fourth quarter, the asset class has cheapened. However, as we enter 2015, evolving monetary policy regimes are diverging globally. Measures undertaken by the ECB have created a powerful technical backdrop to the European credit market with asset purchases and negative interest rates broadly increasing the demand for high quality spread products in Europe. As a result, we continue to believe there is an increased opportunity in Europe versus U.S. credit markets, though we are selectively finding pockets of value domestically. Looking ahead we believe ongoing global uncertainty and mispricing should create dislocation and therefore opportunities for the Fund, both idiosyncratic and event orientated.

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative on a particular issuer or sector, or to hedge or manage overall credit risk.

Curian/BlackRock Global Long Short Credit Fund (continued)

BlackRock Financial Management, Inc.

BlackRock International Limited

(Unaudited)

Curian/BlackRock Global Long Short Credit Fund

Average Annual Total Returns
1 Year	1.19%
Since Inception	1.31%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/CenterSquare International Real Estate Securities Fund

(Formerly, Curian/Urdang International REIT Fund)

CenterSquare Investment Management, Inc.

(Unaudited)

Market Summary: During the year, though the broader equity markets performed well across almost all regions, concerns about the global economy and earnings growth coincided with weaker international markets in late 2014. The Euro Area Consumer Price Index entered negative territory in December at -0.2% with year over year inflation at 0.3%. International government stimulus has been implemented in such countries as Japan with Prime Minster Shinzo Abe announcing on December 27 an emergency stimulus package to help lift the recession-hit Japanese economy. In addition, the Singapore Purchasing Managers' Index ("PMI") saw a drop in output from factories in December due to slower export orders.

The global real estate markets outperformed the broader equity markets during the year. Australia, the UK and Hong Kong led the listed real estate markets (in U.S. Dollar terms). Australia outperformed on relatively strong economic data as investors continue to exhibit a large appetite for yield. Europe was strong in local currency terms, but the lackluster economic backdrop and the announcement by the European Central Bank of likely quantitative easing in 2015 led to currency declines. Japan significantly underperformed as the Japanese Yen weakened, and fiscal and monetary intervention has failed to kick start the economy so far.

Portfolio Composition†:

Financials	99.9%
Short Term Investments	0.1
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/CenterSquare International Real Estate Securities Fund underperformed its benchmark by posting a return of 0.80% compared to 3.22% for the FTSE EPRA/NAREIT Developed ex. U.S. Index.

Sector selection generated positive alpha but stock selection and currency effect hurt the Fund, and the Fund's small cash position hurt performance in a rising market. Positive sector selection was driven by the Fund's allocation to Japan with additional positive performance generated from Canada, the UK and Europe. Allocations to Hong Kong, which saw a decline in retail sales in response to the 75-day Occupy Central movement, and Australia, detracted from performance.

Stock selection within Singapore, Japan, Australia and Canada all detracted from performance though this was significantly offset by our selection within Europe. In Europe, overweight positions to German residential company GAGFAH SA and Swedish names Kungsleden AB ("Kungsleden") and Wihlborgs Fastigheter AB outperformed. The Fund's underweight to Mitsubishi Estate Co. Ltd. also contributed strongly to performance though this was offset by negative performance of the overweight positions to Sumitomo Realty & Development Co. Ltd. and Mitsui Fudosan Co. Ltd.

During the year, significant changes in the Fund occurred in Hong Kong/China, which included increasing the Fund's exposure to the landlord and developer companies. This included purchasing more of developer names such as Sun Hung Kai Properties Ltd. and adding Kerry Properties Ltd. and Henderson Land Development Co. Ltd. to the Fund while selling some of Wharf Holdings Ltd. and Sino Land Company Limited. Within Hong Kong landlords, we added to Hong Kong Land

Holdings Ltd. while trimming our exposure to Link Real Estate Investment Trust. In Europe, we purchased Klepierre while reducing our exposure to Unibail-Rodamco SE. Throughout the year we also added Kungsleden, Corio NV, Deutsche Annington Immobilien SE and Citycon OYJ to the Fund while moving out of Mobimo Holdings AG and Eurocommercial Properties NV – CVA. In Japan, we added Orix JREIT Inc., Nippon Prologis REIT Inc. and Kenedix Residential Investment Corp. while selling out of Japan Real Estate Investment Corp. and GLP J-REIT.

We continue to focus on bottom-up stock picking, where there are still opportunities to buy quality stocks at reasonable valuations, and capitalize on regions and sectors where the conditions for real estate investment remain attractive in spite of economic weakness. At the end of the year we remain with a reduced overweight to the UK and have moved to an overweight to Hong Kong while we are underweight to Canada, Europe, Singapore, and Japan and are neutral to Australia.

Curian/CenterSquare International Real Estate Securities Fund

Average Annual Total Returns
1 Year	0.80%
Since Inception	-3.56%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/DFA U.S. Micro Cap Fund

Dimensional Fund Advisors LP

(Unaudited)

Market Summary: The U.S. market had positive performance for 2014, outperforming both non-U.S. developed and emerging markets. Using the Russell 3000 Index as a proxy, U.S. markets gained 12.56%, as compared to -4.45% for the MSCI World ex USA IMI Index and -1.79 % for the MSCI Emerging Markets IMI Index. Asset class returns ranged from 13.45% for large cap value stocks as measured by Russell 1000 Value Index to 3.15% for microcap value stocks as measured by Russell Micro Cap Value Index. The strongest performing sectors were real estate investment trusts ("REITs") and utilities, while energy was the only sector to post a negative return for the year.

Along the market capitalization dimension, small caps as measured by the Russell 2000 Index underperformed large caps as measured by the Russell 1000 Index by 8.35% for the year.

Value stocks generally outperformed growth stocks among large cap stocks, while underperforming among small and microcaps. Using the Russell Indexes as proxies, large cap value stocks as measured by the Russell 1000 Value Index outperformed growth stocks as measured by the Russell 1000 Growth Index by 0.40%, and the Russell Midcap Value Index outperformed the Russell Midcap Growth Index by 2.85%, while small value stocks as measured by the Russell 2000 Value Index underperformed small growth stocks as measured by the Russell 2000 Growth Index by 1.38%.

Along the profitability dimension, the top quartile of most profitable stocks in the Russell 1000 outperformed the bottom quartile of least profitable stocks among large caps (excluding REITs and utilities). Among small caps in the Russell 2000, excluding REITs and utilities, the most profitable quartile underperformed the least profitable quartile.

Portfolio Composition†:

Information Technology	17.3%
Financials	17.0
Industrials	16.7
Consumer Discretionary	14.3
Health Care	9.4
Materials	5.0
Consumer Staples	3.1
Energy	3.1
Utilities	1.9
Telecommunication Services	1.6
Short Term Investments	10.6
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/DFA U.S. Micro Cap Fund underperformed its primary benchmark by posting a return of 2.05% compared to 3.66% for the Russell Micro Cap Index. The Fund also underperformed its other benchmark, the Russell 2000 Index, which returned 4.89%.

Underperformance was generally attributable to two distinguishing features of the Fund compared to the Russell 2000 Index: the general exclusion of REIT securities and the Fund's focus on the microcap asset category within small caps. The general exclusion of REITs, one of the best performing equity categories in 2014, detracted from performance versus the Russell 2000 Index.

Additionally, while the Russell 2000 Index includes some exposure to microcap stocks, the Fund targets these securities as a part of its fundamental strategy. Microcap securities represented approximately 94% of the Fund's holdings, compared to approximately 57% of the Russell 2000 Index and their underperformance detracted from the Fund's performance relative to the Russell 2000 Index.

Both the Fund and the Russell Micro Cap Index target microcap companies and both held more than 94% of their weighting in this category during the year. Within microcap stocks, REITs outperformed most other asset types and their exclusion by the Fund detracted from relative performance. While more profitable microcap stocks generally underperformed during the year, detracting from the Fund's relative performance, the reverse was true within information technology. Consequently, the Fund benefited from a greater allocation to high profitability names in information technology.

Curian/DFA U.S. Micro Cap Fund

Average Annual Total Returns
1 Year	2.05%
Since Inception	18.59%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/DoubleLine Total Return Fund

DoubleLine Capital LP

(Unaudited)

Market Summary: The U.S. Treasury yield curve flattened over the year in 2014 with longer term maturity Treasuries declining significantly. The 10-year U.S. Treasury yield declined by 87 basis points ("bps") year-over-year and ended the year at 2.17%. The Barclays U.S. Mortgage Backed Securities Index returned 6.08% for the year while the duration of the index declined by 1.28 years to 4.34 years. The meaningful decline in duration was caused by the low rate environment which in turn resulted in mildly faster prepayment speeds across all Agencies (Fannie Mae ("FNMA"), Freddie Mac ("FHLMC") and Ginnie Mae). Prepayment speeds experienced some variability during the year but ended the year close to where it began with FNMA and FHLMC prepayment speeds increasing by approximately 1 conditional prepayment rate despite a 70 bps drop in the 30 year mortgage rate. The minimal change in speeds is directly related to the concept of the "burnout effect" in which borrowers who can refinance have already done so in periods of sustained lower rates. This is further evidenced by the drop in the MBA Refinancing Index which has declined to its lowest levels over the year of 2014. Issuance for the year ended just shy of one trillion, which is about 60% of prior year's issuance numbers. This is consistent with prepayment activity being relatively stable for the most of the year as a lack of higher prepayment activity normally results in lower gross issuance.

Portfolio Composition†:

U.S. Government Agency MBS	51.7%
Non-U.S. Government Agency ABS	36.4
Government Securities	4.9
Short Term Investments	7.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Market Summary: For the year ended December 31, 2014, Curian/DoubleLine Total Return Fund outperformed its benchmark by posting a return of 6.49% compared to 5.97% for the Barclays U.S. Aggregate Bond Index. Due to the

decline in longer maturity U.S. interest rates, Agency residential mortgage backed securities led the outperformance of the Fund over the year benefiting from longer durations. On a total return basis, Agency inverse floating rate securities were the best performers due to its relatively longer duration, while inverse interest only bonds ended the year as a close second. Inverse interest only and inverse floaters have persistently contributed strong income as LIBOR remains low. Fixed rate Agency bonds additionally added moderate price appreciation over the year due to their relatively longer durations. Within the non-Agency portion of the Fund, all sectors across the credit quality spectrum experienced positive returns, but Alt-A bonds gained the most. The sector remains favorable in terms of valuations as little new issuance in the space have helped buoy pricing. Commercial mortgage backed securities held in the Fund were positive adding high coupon returns and price increases over the year. Collateralized loan obligations had a historically high year of issuance and ended 2014 slightly wider than the beginning of the year due to a deluge of new issuance supply.

Curian/DoubleLine Total Return Fund

Average Annual Total Returns*
1 Year	6.49%
Since Inception	4.99%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

(Unaudited)

Market Summary: For 2014, asset prices generally moved higher, with broad emerging markets ("EM") a notable exception, as actions by major central banks, diverging economic trends and the collapse of oil prices influenced investors.

In the U.S., economic data improved during the year and the dramatic decline of oil prices created an additional tailwind for the consumption-driven economy. As a result, the U.S. Federal Reserve ended its bond purchasing program in October, as expected, and continued to lead markets to expect policy rate increases in the middle of 2015. On the other hand, falling oil prices led markets to become increasingly concerned with disinflationary trends in both the Eurozone and Japan – fearing oil could potentially lead to a deflationary spiral. In Japan, the economy was also struggling with a slide into recession as the impact from a consumption tax increase in April was stronger than expected. In response, additional stimulus announcements from the European Central Bank and the Bank of Japan resulted in a generally positive environment for developed market risk assets.

While China's slowing economy was a primary consideration earlier in the year, emerging markets were particularly influenced by falling oil prices during the second half of the year, while numerous elections also impacted sentiment during the year. Countries that export oil broadly experienced sharp declines in asset prices, with Russia – in combination with Western sanctions in response to violence in eastern and southern Ukraine – being the most notable. Of note, both India and Indonesia elected new political leaders considered to be market friendly, while Brazil reelected President Rousseff, who is generally unpopular with investors.

Against this backdrop, the U.S. Treasury yield curve flattened and U.S. credit spreads generally narrowed while bond prices in both Europe and Japan broadly rallied and U.S. Dollar strengthened versus these, and other, developed market currencies. Overall, local interest rates were mixed while equities, credit spreads and currencies were generally weaker across EM. Commodity prices tumbled during the year, largely driven by collapse of oil prices.

Portfolio Composition†:

Government Securities	60.0%
Purchased Options	2.4
Financials	1.5
U.S. Government Agency MBS	1.0
Industrials	1.0
Energy	0.6
Investment Companies	0.6
Telecommunication Services	0.1
Short Term Investments**	32.8
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2014.

**In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund outperformed its primary benchmark by posting a return of 4.73% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed one of its other benchmarks the HFRI Macro Index, which returned 6.38% and outperformed its other bench-

mark, the Credit Suisse Global Macro Hedge Fund Index, which returned 3.11%.

In Asia, currency positions contributed the most to regional performance. Rates trades detracted from regional performance, driven by losses on short Japanese duration.

Credit investments led positive performance in Eastern Europe. Currency positions also contributed to regional gains led by a short Russian Ruble position and long Serbian Dinar versus the Euro trade. Equity investments also contributed to performance. The region suffered losses on its rates trades.

Two positions drove gains in the Dollar Bloc, namely short Australian dollar and long New Zealand rates.

Short currency positions in Western Europe led regional gains. Performance was muted by a short Spanish credit position and short UK rates.

The Fund's long credit positions in the Middle East and Africa mostly contributed to regional gains while a long Iraqi credit position detracted. The Fund's short South African Rand currency investment and long Lebanese Pound positions contributed positively. Short credit positions in the region detracted from performance.

Latin America detracted on the whole from

Fund performance. Long positions in the Mexican Peso and Chilean Peso detracted as did long credit positions in Ecuador and Venezuela. Gains in the region were predominantly driven by long credit positions in Jamaica, Paraguay and Barbados.

Regarding exposure, the Fund reduced its net short currency position as additional long U.S. Dollar positions were added during the year. The Fund's credit spread duration became less negative as attractive country by country credit opportunities presented themselves. The Fund's interest rate duration remained fairly close to zero with a bias to be short where there is very limited room for further compression, while long in countries with room to cut rates and where recent price movements in oil provide the disinflationary pressure to catalyze a loosening of monetary policy.

The Fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the management team. The Fund primarily uses foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures, and options, among others.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

Average Annual Total Returns
1 Year	4.73%
Since Inception	-0.18%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Epoch Global Shareholder Yield Fund

Epoch Investment Partners, Inc.

(Unaudited)

Market Summary: Global equity markets were mixed in 2014 amid an increase in volatility. In the U.S., large cap stocks hit new highs and achieved double digit returns for 2014. The U.S. Treasury yield curve flattened as the U.S. Federal Reserve set the stage for short term rates to rise while long term yields trended lower. Real gross domestic product was positive and November marked the tenth consecutive month of job gains over 200,000 and an all time record of 50 consecutive months of job gains. The unemployment rate declined to 5.6% at the end of December.

Disappointing economic data in the Eurozone, Japan and China was countered by moves toward more accommodative monetary policies in those regions. Sovereign bond yields fell from already low levels. European stocks were hindered by concerns that the Eurozone may have slipped into its third recession in six years. Japan's economy slid back into recession following its April consumption tax increase and emerging markets declined sharply in Europe and Latin America, especially in U.S. Dollar terms.

Portfolio Composition†:

Utilities	17.1%
Telecommunication Services	14.3
Consumer Staples	13.4
Financials	10.6
Energy	8.1
Industrials	7.3
Health Care	6.3
Consumer Discretionary	5.9
Materials	5.5
Information Technology	4.0
Short Term Investments	7.5
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Epoch Global Shareholder Yield Fund outperformed its benchmark by posting a return of 6.05% compared to 4.94% for the MSCI World Index.

The Fund's returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the year. We believe understanding this steady approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

Relative performance was helped by the Fund's overweight position in utilities which outperformed the returns of the overall market during the year. Stock selection in energy, consumer staples and financials also provided a significant contribution. From a country perspective, security selection within the U.S. and the UK helped relative results, as did a lack of exposure to Japan. Among the stocks that provided the most significant contribution were Health Care REIT Inc., Altria Group Inc. and Reynolds America Inc., while Mattel Inc., Electricite de France SA and Centrica Plc detracted from results.

Sector weights are generally a function of our bottom-up stock selection process. During the year, the Fund's largest reduction in exposure was in industrials, consumer discretionary and health care. Sector weightings within financials, consumer staples and utilities experienced the largest increase. At the end of the year, the Fund's largest overweight positions were in utilities and telecommunication services, while the largest underweight positions were in information technology and financials. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

Curian/Epoch Global Shareholder Yield Fund

Average Annual Total Returns
1 Year	6.05%
Since Inception	12.34%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/FAMCO Flex Core Covered Call Fund

Fiduciary Asset Management LLC

(Unaudited)

Market Summary: 2014 was another strong year for stocks as the S&P 500 Index produced a total return of 13.69%, the third straight annual return over 10% since the 1990s. Large capitalization, strong balance sheets and stable earnings were key factors for companies that outperformed the market during the year.

Stock market returns were nearly flat through mid October 2014 as many uncertainties weighed on the markets. The Ebola scare dominated headlines along with political uncertainty around the November elections. The stock market benefited from strong fundamentals during the second half of the year. 80% of S&P 500 Index companies reported earnings that exceeded analyst expectations, the second consecutive quarter with such positive earnings surprises. Compared to 2013, earnings grew 9.1% and sales grew 4.0%.

Looking into 2015, consensus forecasts anticipate gross domestic product ("GDP") growth near 3.0%, which would be the highest annual rate since 2005. Economists estimate that the drop in gasoline prices is the equivalent of a $150 billion tax cut, assuming prices remain below $2 per gallon during the year. The majority of U.S. Federal Reserve ("Fed") members expect to raise short term interest rates in 2015. If this is indeed the case, we expect stocks to produce acceptable returns. Over the past 25 years, the S&P 500 Index has provided positive returns in the six month period before and after Fed's initial rate hike.

Corporations have done an excellent job navigating the ups and downs of the current cycle. The large corporations we track have been continually cutting costs and improving efficiency throughout their organizations, resulting in record profit margins for companies in the S&P 500 Index. The strong corporate earnings resulted in a forward price/earnings multiple of 17.0 at year end, in line with multiples from past cycles. Balance sheets are healthy, dividends have been growing from record levels, and share buybacks have continued.

Portfolio Composition†:

Industrials	22.4%
Consumer Staples	16.8
Consumer Discretionary	16.4
Information Technology	14.6
Health Care	9.5
Financials	7.7
Telecommunication Services	4.4
Energy	3.6
Materials	2.7
Short Term Investments	1.9
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/FAMCO Flex Core Covered Call Fund outperformed its benchmark by posting a return of 8.84% compared to 5.64% for the CBOE S&P 500 BuyWrite Index.

Superior stock selection and an actively managed call option strategy were the primary drivers of excess performance during the year. The 320 basis points of outperformance were split nearly evenly between stock selection and call option alpha.

The Fund invests in a diversified portfolio of large capitalization domestic equity securities from high quality, industry leading companies. This Fund is combined with an active covered call writing strategy on each individual equity holding in order to generate call premium income. The income from the call options can help stabilize Fund returns by mitigating some of the losses during declining equity markets. Over a market cycle, the strategy seeks to produce equity like returns with lower volatility, resulting in an improved Sharpe ratio.

During 2014, stock selection was strong in the Fund's overweight sectors of industrials, consumer staples and consumer discretionary. Low interest rates and gasoline prices below $2 per gallon result in our continuing to overweight the consumer sectors. During the fourth quarter, we moved toward companies that will benefit from lower energy prices. We continue to underweight energy, due to the potential for further price declines, and financials, due to lower quality earnings and weak bank lending. An underweight allocation detracted from performance in utilities, which was the top performing sector for the year.

The call options in the Fund outperformed the call options in the CBOE S&P 500 BuyWrite Index during 2014. At year end, the call options in the Fund averaged 2.8% out of the money with maturities averaging 5.0 months. While the call options added alpha during the first three quarters of 2014, the majority of the outperformance came during the fourth quarter. During the fourth quarter, the Fund tended to have more downside protection during the market declines and more upside participation during the market rallies, relative to the benchmark, a testament to the benefits of actively managing the call options.

Curian/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
1 Year	8.84%
Since Inception	8.34%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Focused International Equity Fund

WCM Investment Management

(Unaudited)

Market Summary: Overall, 2014 was quite a contrast to 2013, with international markets down a few percent as opposed to 2013's positive 20% returns. In the first third of the year the patterns of 2013 persisted: small cap outperformed large cap, developed markets outperformed emerging markets and value outperformed growth; all headwinds for this Fund. By the middle third of the year conditions began to change and fundamentals mattered again. The Fund began to gain ground against the benchmark. In the final third of the year the impact of the dramatic oil price decline was quite noticeable and growth greatly outperformed value. Coupled with solid stock selection, the Fund outperformed for the full year, delivering what we think is a hallmark of the strategy: a positive result when the markets lose ground.

We expect the recent bouts of volatility to persist over the coming year, as the market digests the various global macro cross currents (prospect of U.S. Federal Reserve tightening, European Central Bank quantitative easing, oil price and currency volatility, etc.). We believe these are the periods in which stock selection matters most, and we can exploit this with our concentrated portfolio approach. Companies with growing moats are able to accelerate their competitive advantages during volatile macro periods, as they are able to fully capitalize on growth opportunities while peers are playing defense and/or dealing with internal issues. This was in evidence in 2014, particularly in the fourth quarter: most of our Funds' companies were able to widen their growth gap relative to gross domestic product and industry rates.

Portfolio Composition†:

Industrials	20.3%
Information Technology	19.3
Consumer Staples	15.7
Health Care	11.0
Materials	10.1
Financials	8.8
Consumer Discretionary	6.8
Energy	2.8
Rights	0.2
Short Term Investments	5.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian Focused International Equity Fund outperformed its benchmark by posting a return of -0.94% compared to -3.87% for the MSCI All Country World ex USA Index.

Stock selection overall was positive, adding about +170 basis points ("bps") to the outperformance. Stand outs were industrials and health care. Weak spots were consumer discretionary and consumer staples. Allocation overall was also positive, adding about +270 bps. Overweights to information technology ("IT") and health care plus underweights to energy and materials were contributors. Underweights to financials, utilities and telecommunications services were modest detractors. Even though allocation dominated this year, we still expect our process to deliver outperformance primarily due to stock selection. Regionally, selection was positive and broad based, with strength in North America, the Far East and Western Europe.

At year end exposure to emerging markets ("EM") was about 16% compared to the benchmark at 20%. That's well below the Fund's long term average of around 25%. Since EM outperformed developed markets in 2014, this was a slight headwind for the Fund. Also at year end, the largest relative overweight sectors are IT (+14%) and industrials (+10%). The largest underweights are financials (-18%) and telecommunications services (-5%). Finally, at year end the Fund held 30 companies in the product, across 8 sectors, in 23 industries, from 17 countries, denominated in

11 different currencies.

Turnover for the year was 18%. New purchases include Denmark's Chr Hansen Holding A/S (January), the leading maker of enzymes and cultures for dairy (yogurt) products; Yandex NV (April), Russia's biggest Internet company and the leading search engine; UK based Reckitt Benckiser Group Plc (July), a maker of personal health and hygiene products; Swatch Group AG (September), Switzerland's largest watch maker; and Ireland's Experian plc (December), the world's largest supplier of credit data on consumers and businesses. Sales included Brasil Foods SA – ADR (February), MercadoLibre Inc. (May), Covidien Plc (July), and ASOS Plc ("ASOS") (September).

Top stock specific detractors were ASOS (-300 bps), Core Laboratories NV (-126 bps), and Svenska Cellulosa AB (-99 bps). Top stock specific contributors were Sysmex Corp. (+143 bps), Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (+141 bps), and Canadian Pacific Railway Co. (+135 bps).

Curian Focused International Equity Fund

**Effective April 28, 2014, the Fund changed its primary benchmark from the MSCI EAFE Index to the MSCI All Country World ex USA Index because the MSCI All Country World ex USA Index better reflects the Fund's asset class exposure and risk profile.

Average Annual Total Returns*
1 Year	-0.94%
Since Inception	3.25%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Focused U.S. Equity Fund

The London Company of Virginia, LLC

(Unaudited)

Market Summary: The S&P 1500 Index was up 13.08% during 2014. For the year, large cap stocks significantly outperformed small cap stocks. Other factors that impacted performance for the year were growth outperforming value, low beta over high beta, and high quality over low quality. Size had the largest impact on absolute performance with the Russell 1000 Index outperforming the Russell 2000 Index by over 800 basis points ("bps").

In 2014, the S&P 1500 Index was led higher by utilities and health care while energy and telecommunication services lagged. The Fund underperformed the S&P 1500 Index for the year driven by both poor stock selection and sector allocation.

While we do not attempt to forecast the future, we remain fairly optimistic. Corporate America is in good shape with high operating margins and strong balance sheets. The economic recovery continues with improvement in employment, capital investment and a generally benign interest rate and inflation outlook. We expect the slow growth environment to continue and believe stocks could be more volatile in the future. Our approach is to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet.

Organic growth remains difficult to produce, so the market's separation between the haves and have nots could rise. Our goal is to structure the Fund to withstand almost all environments and perform well across the full market cycle. We wear our long viewed lenses when thinking about the value of the Fund and are not blinded by relatively short swings in the market's printed prices. Stock selection has driven historical alpha and we expect that to continue.

Portfolio Composition†:

Financials	20.3%
Consumer Discretionary	16.8
Industrials	12.5
Materials	12.1
Information Technology	8.2
Energy	6.4
Health Care	5.7
Consumer Staples	4.3
Short Term Investments	13.7
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian Focused U.S. Equity Fund underperformed its benchmark by posting a return of 3.52% compared to 13.08% for the S&P 1500 Index.

The predominant driver of underperformance in the year was stock selection although sector allocation was a detractor as well. A major factor affecting the market during the year was the fall in oil prices, causing energy to decline -8.7% in the S&P 1500 Index. The more defensive utilities and health care sectors led the market for the year.

The best performing sectors for the S&P 1500 Index were utilities, health care and information technology ("IT"). The Fund had no exposure to utilities and was underweight health care and IT. Conversely, the weakest sectors in the index were energy, telecommunication services and materials. The Fund was underweight energy and telecommunication services and overweight materials.

Poor sector allocation in health care, materials and IT was only partially offset by positive sector allocation in energy, telecommunication services and financials.

Stock selection in consumer discretionary, energy and IT hindered performance while stock selection in industrials, consumer staples and materials benefited performance.

In terms of overall effect, consumer discretionary, IT and health care were the top detractors and industrials, consumer staples and telecommunications services were the largest contributors to performance.

The best performing stocks relative to the benchmark were: Old Dominion Freight Line Inc. ("Old Dominion Freight"), General Dynamics Corp. ("General Dynamics"), Corning Inc. ("Corning"), Dollar Tree Inc. ("Dollar Tree") and Lorillard Inc. ("Lorillard"). Old Dominion Freight steadily increased all year as the company posted strong results driven by its best in class, service focused model. General Dynamics was strong all year due to its improving backlog and consistently solid results. Corning demonstrated some pricing improvement in its display business during the year. Dollar Tree posted the majority of its gains late in the year reflecting strong same store sales growth and improving operating margins. Lorillard outperformed throughout the year as speculation about a potential acquisition drove the stock higher.

The weakest performing stocks were Sturm Ruger & Co. Inc. ("Sturm Ruger"), Atwood Oceanics Inc. ("Atwood Oceanics"), Smith & Wesson Holding Corp. ("Smith & Wesson"), Cabela's Inc. ("Cabela's") and Albemarle Corp. ("Albemarle"). Sturm Ruger was weak most of the year reflecting the slowdown in gun sales. Atwood Oceanics underperformed during the second half of the year due to weakness in offshore drilling rig day rates driven by the decline in oil prices. Smith & Wesson was weak as gun/ammo demand was down significantly this year following the elevated level of purchasing in recent years. Cabela's shares were weak most of the year as same store sales were weaker than expected. Albemarle traded lower following the announcement of its plans to acquire Rockwood Holdings Inc.

During the year, the Fund sold or trimmed positions in Hershey Co., Cintas Corp., Columbia Sportswear Co., Advent Software Inc., Corning and FedEx Corp. and established positions in Pulte Homes Inc., Tredegar Corp., USG Corp., Apache Corp, and Eli Lilly & Co.

Curian Focused U.S. Equity Fund

Average Annual Total Returns*
1 Year	3.52%
Since Inception	10.35%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/Franklin Templeton Frontier Markets Fund

Templeton Asset Management Ltd.

(Unaudited)

Market Summary: Frontier market stocks performed well during the first three quarters of 2014 as they generally remained less sensitive to the uncertainties surrounding major central banks' monetary policies. Despite concerns about the U.S. Federal Reserve possibly raising interest rates sooner than expected, heightened geopolitical tensions in several regions and moderating global economic growth, frontier market stocks generally trended higher through September.

However, frontier market stocks pulled back in 2014's final quarter as events in crude oil markets pressured energy stocks. The Organization of the Petroleum Exporting Countries' decision to maintain production levels despite a global oversupply of oil led prices to fall more than 40% in 2014's fourth quarter. Stocks retreated in two major oil producing frontier market countries, Kuwait and Nigeria. Nigeria's market decline was more severe because, with the country's weaker financial position, the oil price shock immediately pressured its currency, resulting in devaluation, emergency tax hikes and interest rate increases. Other frontier markets with significant oil and gas interests also lost ground, including Saudi Arabia, Kazakhstan and Bahrain. Ukrainian stocks declined as a result of the country's ongoing crisis with Russia.

Despite this correction, frontier market stocks, as measured by the MSCI Frontier Markets Index, ended 2014 with a 6.84% total return. Top performers included South Asian markets Bangladesh and Sri Lanka, which benefited from political stability, economic restructuring, aid packages from China and Japan and increasing investor interest. Kenya advanced as constructive discussions with the International Monetary Fund ("IMF") on an economic program and standby aid facility provided a "safe-haven" appeal to investors. Pakistan benefited from a positive IMF report, a successful sukuk (Islamic bond) offering that reinforced its fiscal position, and, as a major oil importer, from lower oil prices. Argentina performed well in spite of downbeat economic reports and a technical debt default, as foreign exchange restrictions reduced alternative investment opportunities for domestic investors.

Portfolio Composition†:

Financials	26.3%
Energy	19.7
Telecommunication Services	17.4
Consumer Staples	10.0
Materials	9.7
Consumer Discretionary	5.0
Industrials	3.7
Health Care	3.6
Short Term Investments	4.6
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Franklin Templeton Frontier Markets Fund underperformed its benchmark by posting a -14.98% compared to 6.84% for the MSCI Frontier Markets Index.

Geographically, a relatively low allocation to Kuwait, which underperformed the benchmark, was a leading contributor to relative performance. An allocation to Egypt and a lack of exposure to Bahrain also helped relative results. Kenya and Vietnam contributed as stock selection more than offset the negative allocation effects. In sector terms, stock selection in consumer staples and health care, as well as our weighting in consumer discretionary, aided relative performance.

Notable individual contributors included our off benchmark investments in Egyptian International Pharmaceutical Industrial Co., a leading Egyptian pharmaceuticals company; Eastern Tobacco, a major Egyptian tobacco company; and Indus Motor Co. Ltd., Toyota's joint venture partner for manufacture and distribution of passenger cars and light commercial vehicles in Pakistan.

In contrast, key relative detractors included allocations to the United Arab Emirates ("UAE"), Qatar, Saudi Arabia and Colombia. Stock selection in the UAE, Qatar, Ukraine, Argentina, Kazakhstan and Nigeria also hindered relative results. In sector terms, major detractors included stock selection in financials, materials, telecommunication services and industrials, as well as our allocation and stock selection in energy.

Key individual detractors included the Fund's off benchmark investments in Ferrexpo Plc, one of the world's leading iron ore companies, with its main assets located in Ukraine; African Minerals Ltd., a UK listed minerals exploration and development company with significant interests in Sierra Leone; and Pacific Rubiales Energy Corp.,

Colombia's largest independent oil and gas exploration and production company.

During the year, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund's performance because investments in securities with non U.S. currency exposure lost value as the U.S. Dollar rose.

Significant share redemptions during the year led us to conduct sales across most markets and sectors. We undertook some of the largest reductions in Qatar and Nigeria. Additionally, we made sales in other markets, including Kenya, the UAE, Vietnam and Panama. In sector terms, we reduced positions largely in financials, telecommunication services, materials and industrials.

Consistent with our bottom-up investment approach, our continued search for what we considered underappreciated stocks with attractive valuations led us to initiate exposures to Cambodia and Botswana. Furthermore, we increased our positions in other markets, including Kuwait and Sierra Leone.

At year end, the Fund's largest sector holdings were in financials, energy and telecommunication services. Geographically, the Fund's largest weightings were in Nigeria, Romania and Egypt.

Curian/Franklin Templeton Frontier Markets Fund

Average Annual Total Returns
1 Year	-14.98%
Since Inception	2.18%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Franklin Templeton Natural Resources Fund

Franklin Advisers, Inc.

(Unaudited)

Market Summary: The global economy grew moderately during 2014. U.S. economic growth trends were generally encouraging as economic activity expanded. The U.S. Federal Reserve ended its asset purchase program in October while keeping interest rates low. The UK economy grew relatively well, but Eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan's economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the year amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets ('EM"), economic growth generally moderated, with Brazil a notable exception. EM stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases.

Global commodities overall experienced the largest annual decline since 2008's global financial crisis as a worldwide oil surplus spurred a rout in crude oil prices and a stronger U.S. Dollar reduced commodities' investment appeal. A generally moderating global economy and growing production led to excess supply in oil, coal, iron ore and other commodities. U.S. Dollar priced commodities became more expensive for non U.S. buyers as the U.S. Dollar appreciated against most foreign currencies, driven in part by the U.S. economy's fastest growth rate in more than a decade. Gold prices ended the year lower amid benign global inflation and a strong U.S. Dollar.

Portfolio Composition†:

Energy	69.0%
Materials	19.2
Short Term Investments	11.8
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Franklin Templeton Natural Resources Fund underperformed its benchmark by posting a return of -20.60%, compared to -9.77% for the S&P North American Natural Resources Sector Index.

The Fund's focus on small and mid capitalization companies that in our view have higher long term growth potential differed from the natural resources index's heavy weighting in large capitalization, income oriented companies that in our view have more limited growth opportunities. In a weak commodity price and low interest rate environment when investors focused on short term safety and high dividend yield, this difference detracted from the Fund's relative performance. The Fund's larger weightings outside North America and energy compared to the benchmark also hurt results as North American energy companies in certain industries had more stable performance in 2014.

Oil and gas exploration and production was a significant detractor from absolute and relative results as our holdings in small and mid cap companies underperformed their large cap counterparts in the benchmark. Natural gas focused companies performed well in the year's first half but suffered from mild summer weather and reduced natural gas demand. Key underperformers included Rex Energy Corp., which is not part of the benchmark, and Southwestern Energy Co.

Diversified metals and mining, which has a small index weighting, hampered relative results as fears of slowing economic growth in China weighed on commodity prices. Key detractors included BHP Billiton Plc – ADR (Australia), which is not part of the benchmark, and Teck Resources Ltd. (Canada).

A lack of ownership in midstream companies (oil and gas storage and transportation) also hurt relative results as investors favored such companies for their relatively high dividend yields.

The Fund had several contributors to relative performance, including an underweighting in oil and gas drilling, which was the worst performing industry, as well as positions in several gold companies that performed well. The Fund's holdings in chemicals industries also helped relative results, driven by commodity chemicals company LyondellBasell Industries NV, fertilizers and agricultural chemicals producer Potash Corporation of Saskatchewan Inc., and specialty chemicals manufacturer Celanese Corp., which is not part of the benchmark.

In our view, much as in 2008 when commodities and commodity stocks fell in value, 2014 presented similar investment opportunities that the Fund's strategy is designed to benefit from. We actively added to positions whose price weakness, in our assessment, could lead to stronger performance in the longer term, as was the case following the 2008 global financial crisis. We favored companies that in our view could weather commodity weakness and thrive in a recovery scenario. Critical to this assessment was in depth, fundamental research to identify companies we view as having among the lowest production costs and greatest balance sheet flexibility. Many high quality companies that fit this description have become more attractively valued to us over the past several months and we are seeking to increase exposure at a pace commensurate with our views on near term downside risks.

Curian/Franklin Templeton Natural Resources Fund

Average Annual Total Returns
1 Year	-20.60%
Since Inception	-8.85%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Lazard International Strategic Equity Fund

Lazard Asset Management LLC

(Unaudited)

Market Summary: International equity markets rose slightly in local currencies in 2014, but fell in U.S. Dollar terms as the U.S. currency saw strong inflows. This was driven by the mix of economic data for the year, with broadly encouraging macroeconomic signs from the U.S. prompting the end of quantitative easing ("QE") from the U.S. Federal Reserve, while in Europe, China and Japan the situation was reversed. Weak economic data all year eventually prompted QE speculation in the Eurozone, a cut in interest rates in China, and the delay of a rise in consumption tax in Japan.

Commodities fell broadly in 2014. For industrial commodities such as iron ore, this was driven by the structural slowing of Chinese demand, just as years of high mining capex were starting to produce a supply response. From September, we witnessed the collapse of the oil price, as softening demand met the surge in U.S. shale supply, and then an unexpected change in the Organization of the Petroleum Exporting Countries ("OPEC") policy. Previous expectations were for a cut in supply to support prices. Instead OPEC discussed the maintenance of market share. As a result, the oil price has now halved in a matter of months. For global consumers, and for major oil importing countries like India, this is an unambiguous positive. The losers are oil exporting countries such as Russia, and those areas reliant on oil industry spend. For the U.S., the boom in shale oil has been a key driver of economic recovery, but its consumers are significant beneficiaries of the falling price of gasoline. Deflationary forces remain strong. With growth disappointing in most geographies, and commodity prices falling, cyclical sectors generally performed poorly in 2014. Energy stocks fell sharply, while mining and many industrial companies also came under pressure. Banks continued to struggle in an environment of low growth and very low interest rates, exacerbated by relentless regulatory pressure. The stronger sectors were the more defensive and high yielding areas such as consumer staples, health care, and utilities.

Portfolio Composition†:

Financials	22.8%
Consumer Discretionary	19.8
Health Care	15.9
Industrials	8.6
Consumer Staples	8.6
Materials	7.7
Telecommunication Services	6.1
Energy	4.8
Short Term Investments	5.7
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Lazard International Strategic Equity Fund outperformed its benchmark by posting a return of -1.42% compared to -4.90% for the MSCI EAFE Index.

In energy, the Fund benefited from its very low exposure to the companies hurt most by the falling oil price, while Australian fuel marketer Caltex Australia Ltd. was a beneficiary of its major restructuring initiatives, as well as the oil environment. In materials, Australian packaging company Amcor Ltd. and German flavor maker Symrise AG reported encouraging results, while the Fund had little exposure to falling commodity materials and mining companies. Stock selection in health care was strong, as Swiss pharmaceutical company Novartis AG reported very encouraging results from an acute heart failure drug, while private hospital operator Spire Healthcare Group Plc rose from an unduly depressed initial public offering valuation. Elsewhere during 2014, Associated British Foods Plc benefited from a material rerating of its discount apparel retailer Primark Stores Ltd. Stock selection in financials also helped performance.

Performance in consumer discretionary stocks was mixed. Strong profits and share price rises were seen at Japanese retailers Don Quijote Holdings Co. Ltd. and Ryohin Keikaku Co. Ltd., global sportswear brand Asics Corp., auto supplier Valeo SA, and U.S. jeweler Signet Jewelers Ltd. after its takeover of key rival Zales Corporation. In contrast, Sands China Ltd. suffered from continuing weak activity in Macau, Volkswagen AG struggled to feed its cost savings into profits and the Fund's media holdings, such as Informa Plc, generally suffered from the weak cyclical rebound in activity.

On the negative side, SoftBank Corp. suffered from lower profit guidance at its U.S. subsidiary Sprint Corporation, where the new management is rightly looking to build scale before rebuilding margins, while aerospace manufacturer Airbus Group NV gave a very disappointing profit outlook. Testing company Applus Services SA reported delays in its key pipeline inspection business, while the Fund also suffered from its low exposure to utility stocks.

Corporate profitability and balance sheets are still in extremely good shape. If this profitability can be sustained in an environment of gently improving, developed market growth, then equities may still offer attractive valuations compared to the low returns available in other asset markets. In many cases share prices today appear dependent on a continuation of these very low interest rates, which presents some dangers.

In the Eurozone, the structural reforms being implemented in Greece and Spain are encouraging and we are starting to see these economies stabilize and return to growth. In the U.S., a housing recovery allied to low cost gas and labor is encouraging. In China, despite the latest stimulus, growth is likely to be structurally lower in the future as the economy is close to the limits of its historic model based on low cost labor and very high fixed asset investment. The aggressive Japanese monetary experiment has achieved its initial aim of lifting asset prices and depressing the Japanese Yen, but now needs to feed into wage growth if we are to see a sustainable end to deflation. Structural reforms are key to longer term prospects here. Following the withdrawal of QE, we have seen a sharp rise in the U.S. Dollar, and may potentially see rising U.S. yields, which will likely have a negative impact on a number of related debt and equity markets outside of the U.S.

The Fund's management team continues to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at attractive valuations and remain confident that the strong track record of the Fund will continue in a variety of market conditions.

Curian/Lazard International Strategic Equity
Fund (continued)

Lazard Asset Management LLC

(Unaudited)

Curian/Lazard International Strategic Equity Fund

Average Annual Total Returns
1 Year	-1.42%
Since Inception	8.34%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Long Short Credit Fund

PPM America, Inc.

(Unaudited)

Market Summary: U.S. fixed income performed resiliently during the year, and in stark contrast with 2013, higher quality credits generally outperformed lower quality segments. For instance, the Barclays U.S. Aggregate Bond Index advanced 5.97%, and the Barclays U.S. Corporate Investment Grade Index gained 7.46%, while the Bank of America ("BofA") Merrill Lynch U.S. High Yield Master II Index returned 2.51%, and the S&P/LSTA Leveraged Loan Index delivered 1.60%. For most of the year, interest rates drifted lower, aiding higher quality fixed income's performance. Compared to 2013 year end, five and 10-year U.S. Treasury yields ended 10 basis points ("bps") and 87 bps lower, respectively.

Slowing global growth, heightened geopolitical tensions, fears of deflation and plummeting oil prices were among the factors that contributed to investors' demand for the relative safety of U.S. Treasuries. These issues pressured Treasury yields downward despite the conclusion of quantitative easing, improving U.S. economic health and the anticipation of an increase in the federal funds rate in the coming year. However, in December third quarter gross domestic product was revised upward to 5%, the biggest quarterly gain since 2006, reinforcing previous indications of domestic economic improvement and encouraging short term rates upward.

Though low interest rates provided a favorable tailwind for U.S. fixed income assets, corporate bond yields failed to follow Treasury yields lower, resulting in wider credit spreads. Investment grade and high yield corporate credit spreads increased 14 bps and 104 bps, respectively, during the year as measured by Barclays U.S. Credit Index and BofA Merrill Lynch U.S. High Yield Master II Index. High yield spread widening was exacerbated by a structural reduction in market liquidity, which diminished broker dealers' ability to behave as market makers. While wider spreads reflected investors' more cautious sentiment toward risk, many credit supportive themes remained prevalent during the year. These included reasonable corporate credit metrics, low borrowing costs and the absence of a material increase in defaults.

In tandem with largely weak global growth, developed economies' government bond yields worldwide were generally pressured downward, aiding investment grade bonds' performance. In U.S. Dollar terms, the Barclays Global Aggregate Bond Index generated a total return of 0.59% during the year. Broad spread tightening also marginally contributed to index performance; spreads decreased 4 bps relative to 2013 year end.

In local currency terms and by geographical region, U.S. issues delivered +5.97% (USD), Asian Pacific issues generated 6.28% (Yen) and Pan European issues returned 12.44% (Euro). Strong performance results in the U.S. and Asian Pacific regions were primarily driven by declining interest rates, whereas Pan European returns were also positively influenced by tightening credit spreads. However, as the Barclays Global Aggregate Bond Index performance is commonly reported in U.S. Dollar terms, both Asian Pacific and Pan European components of the index detracted from aggregate returns due to U.S. Dollar appreciation throughout the year.

Portfolio Composition†:

Financials	25.9%
Consumer Discretionary	17.8
Energy	15.1
Health Care	6.9
Materials	6.3
Industrials	6.2
Telecommunication Services	4.7
Utilities	4.5
Consumer Staples	3.9
Non-U.S. Government Agency ABS	3.2
Information Technology	2.4
Investment Companies	0.2
Short Term Investments	2.9
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian Long Short Credit Fund underperformed its benchmark by posting a return of -1.43% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

In light of the market's relatively poor risk sentiment during the year, the Fund's investment results were negatively impacted by its exposure to corporate credit and short position in Treasuries. Within the Fund's exposure to corporate bonds, high yield bonds and energy securities drove underperformance. Energy holdings were hurt by the sharp decline in world oil prices. Furthermore, a long position in the high yield credit default swap index and exposure to floating rate bank loans, which suffered price declines due to poor technical conditions, negatively influenced performance. Since Treasury rates fell throughout the year, Treasury futures also detracted from performance, as we largely hedged out the Fund's interest rate risk. Exposure to preferred stock and structured products, commercial mortgage backed securities and asset backed securities positively influenced performance.

Though we are cognizant of ongoing global uncertainties, we expect the U.S. economy to grow moderately over the next 12-24 months, and that as a result, interest rates are likely to be biased upward. Because the Fund is relatively flexible, we think it has the potential to outperform more traditional fixed income strategies during challenging market conditions. As interest rates may trend higher over the next 12-24 months, we will continue to hedge out interest rate risk in the Fund. The year 2014 has again illustrated the precariousness of forecasting interest rates, particularly given uncertain global growth and the pervasiveness of central banks' influence on the financial markets. Furthermore, we think that volatility is likely to persist; in the event that it does, we will take advantage of material dislocations and leverage our ability to uncover attractive long and short opportunities. Overall, the Fund anticipates remaining focused on corporate credit. Relative to the beginning of the year, the Fund selectively increased its exposure to corporate loans, as loan prices declined during the year amid resilient corporate fundamentals and traded at more attractive valuations.

Curian Long Short Credit Fund (continued)

PPM America, Inc.

(Unaudited)

Curian Long Short Credit Fund

Average Annual Total Returns
1 Year	-1.43%
Since Inception	0.14%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Neuberger Berman Funds

Neuberger Berman Fixed Income LLC

(Unaudited)

Market Summary: Benign inflation, moderating growth overseas, geopolitical issues and overall strong demand triggered intermediate and longer term yields to decline in 2014. In addition, while the U.S. Federal Reserve ("Fed") concluded its third round of quantitative easing in October, it vowed to take a measured approach in terms of rates. At its meeting in December, the central bank said, "Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy."

In a reversal from 2013, the yield curve flattened during the year. Most spread sectors outperformed equal duration Treasuries for the year. The best absolute performers were longer term government/credit and longer term corporate securities. In contrast, local emerging market debt and Treasury Inflation Protected Securities ("TIPS") were relative underperformers.

Following several years of subdued volatility, 2014 ended with a return to more normal levels of currency volatility. For the year, the U.S. Dollar, the New Zealand Dollar and the British Pound outperformed the other major currencies in 2014, while the Norwegian Krone, the Swedish Krona and the Japanese Yen were the worst performing currencies.

Commodities declined for the fourth consecutive year in 2014 as the asset class experienced broad based weakness across most sectors. Energy commodities were the hardest hit, with declines greater than 40% in several markets, while industrial metals, precious metals and agricultural commodities mostly retreated, albeit with a few exceptions such as nickel, zinc and soybean meal. Cattle prices and certain areas of the softs complex (cocoa and coffee) were the main areas of commodity price strength, as mostly idiosyncratic factors supported those markets. Otherwise, commodities were weakened by a combination of factors – the strength of the U.S. Dollar was chief among these, but low inflation, ample supplies in certain markets and other commodity specific factors have been at play as well.

Curian/Neuberger Berman Currency Fund

Portfolio Composition†:

Government Securities	94.8%
Short Term Investments**	5.2
Total Investments	100.0%

†Total Investments as of December 31, 2014.

**The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Neuberger Berman Currency Fund outperformed its benchmark by posting a return of 3.37% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The currency portion of the Fund, fully implemented through non deliverable foreign forward currency contracts, generated a positive performance in 2014, with the best performing positions being the underweights in the Swiss Franc, the Australian Dollar and the Canadian Dollar. Conversely, the worst performing positions were the overweights in the Norwegian Krone and the Euro.

The fixed income portion of the Fund has been invested in U.S. government Treasuries and agencies. Given the low level of interest rates, duration has been managed conservatively.

At the end of 2014, the largest overweight exposures in the Fund were approximately 26% U.S. Dollar and 21% Norwegian Krone. Conversely, the largest underweight exposures were approximately 30% Swiss Franc and 22% Australian Dollar.

In terms of core positions, we continue to be constructive on the U.S. Dollar. Fundamentally, we believe there is little doubt that the U.S. is emerging as one of the stronger economies in the G10 space. However, we are cautious as to how the

Fed will interpret the most recent fall in energy prices and the U.S. Dollar strength. It is our belief, that renewed consumer consumption will support price developments but the extent is difficult to assess. As such, we believe that wage formation will be the key for the U.S. Dollar going forward. Additionally, the overweight in the U.S. Dollar is a consensus position by now and the risk of positioning reduction has increased. We have already noticed that the U.S. Dollar has sold off against many currencies in times of risk aversion, despite running against fundamentals. We also continue to hold a core underweight in the Swiss Franc. It has emerged that the Swiss National Bank intervened in December to keep the Euro to Swiss Franc floor intact at 1.20. However, we view the Swiss Franc as a proxy short in the Euro as the Swiss Franc is strongly correlated to the Euro but more overvalued from a long term perspective.

Curian/Neuberger Berman Currency Fund

Average Annual Total Returns
1 Year	3.37%
Since Inception	1.03%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Neuberger Berman Funds (continued)

Neuberger Berman Fixed Income LLC

(Unaudited)

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund

Portfolio Composition†:

Financials	28.1%
Non-U.S. Government Agency ABS	23.5
Government Securities	10.3
Consumer Discretionary	4.4
Information Technology	4.3
Health Care	3.2
Industrials	3.0
Energy	2.1
Utilities	1.9
Consumer Staples	1.6
Telecommunication Services	0.7
Materials	0.7
Short Term Investments	16.2
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the period April 28, 2014 through December 31, 2014, Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund outperformed its benchmark by posting a return of -22.60% compare to -24.28% for the Bloomberg Commodity Index.

For the period, commodity prices have been under pressure, with the asset class finishing the year with its worst return since 2008. Nearly every commodity in the Fund was down for the period, with the exception of cattle and zinc prices. The broad based declines in commodity prices are largely attributable to the strength of the U.S. Dollar – given that most commodities are priced in U.S. Dollars, the appreciating U.S. currency not only put pressure on non U.S. consumers of commodities, for whom it is more expensive to purchase inputs, but also on the supply side as higher prices brought more supplies to market. Other factors contributing to the price weakness include benign inflationary trends, low interest rates, as well as commodity specific influences such as geopolitical and weather related factors.

The primary sector responsible for the negative performance over the period was energy. While the Fund was cutting exposure to energy in the latter part of the year, the significant price declines in every constituent of this sector rendered this the worst performing area of the commodities complex. All other sectors except livestock contributed negatively to returns as well, but the contributions were much more muted than in energy. The Fund had slightly increased its exposure to industrial metals due to economic conditions generally being supportive of this sector, as well as lower energy input prices. Precious metals exposure also was slightly higher over the period, mostly due to technical factors, although this was a detractor from returns. Agriculture exposure declined by the end of the period. Livestock exposure was higher and contributed positively, while softs exposure was largely unchanged by year end. The Fund gains its exposure to commodities through the use of derivatives, specifically exchange traded commodity futures and forwards.

As of the end of the period, the Fund was positioned with somewhat bearish stances on natural gas, where ample supplies could have a negative impact on prices, and certain agricultural commodities, where the increase in prices may have been overdone.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund

Total Return
Since Inception	-22.60%
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Nicholas Convertible Arbitrage Fund

Nicholas Investment Partners, L.P.

(Unaudited)

Market Summary: As expected, U.S. economic data improved throughout the year in stark contrast to weaker global economic data and a dramatic downdraft in commodities, particularly oil, in the later part of the year. U.S. equity markets closed higher with large cap stocks the clear winner for the year. The S&P 500 Index gained 13.69% while mid cap stocks place second with the Russell Midcap Index up 13.22%. Small cap stocks lagged, with a gain of 4.89% for the year as measured by the Russell 2000 Index.

Credit markets were generally positive for the year amid a surprisingly low interest rate environment. The Barclays Corporate Investment Grade Index added 7.46% in 2014 compared to 2.45% for the Barclays U.S. Corporate High Yield Index. The U.S. 10-year Treasury Yield started the year at 3.04% and closed at 2.17%. Credit spreads for high grade and high yield widened.

Strong performance among U.S. equities and investment grade debt drove U.S. convertibles securities higher as the Merrill Lynch All Quality Convertibles Index gained 9.44% in 2014. Investment grade issues outperformed high yield issues, by nearly 2-to-1. Similarly, large cap issues significantly outperformed mid and small cap issues.

Volatility in the markets bounced around and ultimately closed higher in 2014. The Chicago Board Options Exchange Volatility Index ("VIX") began the year at 13.72, saw a low of 10.32 in early July and hit a high of 26.25 in mid October on concerns of decelerating oil prices. Oil prices plunged, particularly in the fourth quarter, falling to $53.27 per barrel at year end after starting the year at $98.42 per barrel. The VIX ultimately ended the year at 19.20.

Lastly, alternative assets were mixed and largely underperformed straight equity and fixed income assets. According to Credit Suisse Hedge Fund research, managed futures funds performed the best, with double digit returns. Most alternative strategies gained less than 6% for the year with negative results among equity market neutral, risk arbitrage, convertible arbitrage and short bias funds.

Long Investments Portfolio Composition†:

Information Technology	38.1%
Health Care	17.1
Consumer Discretionary	12.9
Industrials	10.4
Energy	8.2
Financials	5.3
Materials	4.6
Consumer Staples	1.3
Short Term Investments	2.1
Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Information Technology	40.9%
Health Care	19.4
Consumer Discretionary	12.6
Industrials	11.4
Financials	4.8
Materials	4.3
Energy	3.5
Consumer Staples	2.0
Investment Companies	1.1
Total Short Investments	100.0%

†Total Long Investments represent 103.9% of net assets and Total Short Investments represent (48.4%) of net assets as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Nicholas Convertible Arbitrage Fund underperformed its primary benchmark by posting a return of -1.07% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its other benchmark which posted a return of -1.68% for the Credit Suisse Convertible Arbitrage Hedge Fund Index.

Over the year, the Fund's long position contributed nearly 6.1% to overall performance and the Fund's short positions subtracted roughly -4.9%. The Fund's net exposure ranged from about 51.7% – 58.0% through most of the year and a theoretical delta-adjusted net long position range that began the year at 11.8% was as low as 9.6% and closed the year with a theoretical delta adjusted net long of 13.9%.

Throughout the year, the Fund was well diversified across sectors and industries. Positive contribution to returns was broadly distributed across sectors, with the exception of the Fund's energy exposure, which declined during the fourth quarter as oil prices collapsed. On a net basis, exposures to information technology, health care and consumer discretionary were the most additive to performance for the year. At a security level, top contributing positions included DFC Global Corp.,

Horizon Pharma Inc. and Liberty Interactive LLC. The largest detractors from performance included Energy XXI Bermuda, Hornbeck Offshore Services Inc. and Cobalt International Energy Inc.

Near term, we believe sluggish growth in Europe, weakening data in China and other geopolitical events will continue to drive investor sentiment and likely increase volatility. We also recognize the potential risk the strong U.S. Dollar poses to U.S. exports and the downstream impact to U.S. growth. Falling oil prices, and eventual energy cost savings, may actually boost consumer spending.

Against this backdrop, the Fund remains fully invested, with a moderately conservative credit profile. The current yield is 1.83% with an effective duration of 2.78 years and an average credit quality of BB-. We continue to actively manage hedges of existing positions as stock prices move and as we discern changes in near term fundamentals.

With over three decades of convertibles investment experience, we understand the importance to adhere to our bottom-up investment philosophy and process in all market environments. We are confident that our convertible arbitrage strategy will achieve its objective of delivering positive absolute returns with lower volatility over a full market cycle.

Curian/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns
1 Year	-1.07%
Since Inception	1.66%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/PIMCO Credit Income Fund

Pacific Investment Management Company LLC

(Unaudited)

Market Summary: Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate. On the global front, rising geopolitical tensions between Russia and Ukraine led to volatile swings in financial markets.

Despite the weak first quarter, the U.S. Federal Reserve ("Fed") continued tapering its asset purchases and remained on track to conclude their purchases by year end. The Fed also strengthened its forward guidance on the policy rate. In Fed Chairman Janet Yellen's first statement in March, the Fed placed greater emphasis on inflation and other "measures of labor market conditions" as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long term refinancing operations.

Improving global economic data in the second quarter, supportive central banks and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all time high. Global fixed income markets also posted strong returns, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions. U.S. growth became more sure footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

Portfolio Composition†:

Financials	38.6%
Government Securities	15.8
Energy	8.4
Consumer Discretionary	6.4
Telecommunication Services	4.6
Non-U.S. Government Agency ABS	3.9
Health Care	3.1
Information Technology	2.9
Industrials	2.6
Utilities	2.0
Materials	1.2
U.S. Government Agency MBS	1.0
Consumer Staples	0.9
Purchased Options	0.1
Short Term Investments	8.5
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/PIMCO Credit Income Fund outperformed its benchmark by posting a return of 7.61% compared to 7.53% for the Barclays U.S. Credit Bond Index.

The investment concentration differences relative to the benchmark included an underweight to overall duration and an underweight to investment grade credit ("IGC"). The Fund also had out of index exposure to high yield and non-agency mortgage-backed securities ("MBS").

Drivers of performance relative to the benchmark resulted from the following strategies. The Fund's curve positioning, including a focus on intermediate maturities and an underweight to the long end of the curve, was negative for performance as the yield curve flattened. However, in emerging markets ("EM"), exposure to local rates in Brazil and Mexico added to returns as yields rallied over the year. An overall underweight to IGC and tactical exposure in high yield were positive for performance as IGC spreads widened and selection among financials led to favorable returns relative to the benchmark. An allocation to non-agency MBS, which were supported by limited supply and an ongoing housing recovery, also contributed to performance. An overweight to external EM debt detracted from returns as spreads widened over the year. Lastly, defensive positioning against the Euro and Japanese Yen contributed to performance as these currencies depreciated versus the U.S. Dollar.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to EM local debt, which was positive for relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, exposure to the investment grade corporate sector and external EM debt that provided mixed returns over the year were implemented partially via the use of credit default swaps.

Curian/PIMCO Credit Income Fund

Average Annual Total Returns
1 Year	7.61%
Since Inception	4.26%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/PineBridge Merger Arbitrage Fund

PineBridge Investments LLC

(Unaudited)

Market Summary: The U.S. equity markets finished 2014 with a return of 13.69% as measured by the S&P 500 Index. Still easy monetary policy, an improved pace of underlying economic activity, further multiple expansion and earnings growth drove gains. Broad macro fears including Russia policy and currency, slowing emerging market growth and oil drove a pickup in volatility during the second half of the year.

Overall deal activity measured on a transaction volume basis was up near 10% year over year. Dollar volume was up significantly, driven by a near doubling in transactions of $5 billion (or more) in total value when compared to the year prior. The top 5 transactions in terms of announced value in the post financial crisis era were launched during 2014. Low risk merger arbitrage strategy returns are driven by transaction volume, level of interest rates and deal specific risk. While transaction volumes gained, we still sit 10-15% below median levels. Low interest rates coupled with low deal volume during the first half of 2014 kept spreads tight. Encouragingly, in part due to more proper market pricing of deal risks, spreads ended the year at more attractive levels.

2014 was a challenging year for the low risk merger arbitrage market. A relatively tight spread environment was met with a challenging market with large headline deal breaks (that drove some broader spread widening during the second half of 2014). 2015, however, starts with an improved spread environment and universe of investible transactions. We're more optimistic on the environment, as the fundamentals of high cash levels on corporate balance sheets, reasonable leverage ratios and a still easy financing market are met with an improved growth picture and strong corporate confidence, as acquirers continue to be rewarded for accretive acquisitions.

Portfolio Composition†:

Health Care	12.0%
Financials	8.8
Information Technology	8.7
Utilities	6.9
Materials	6.2
Energy	3.8
Consumer Discretionary	3.6
Short Term Investments	50.0
Net Long (Short) Investments	100.0%

†Net Long (Short) Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/PineBridge Merger Arbitrage Fund underperformed its primary benchmark by posting a return of -0.60% compared to 0.23% for the BofA Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index. The Fund outperformed one of its other benchmarks which posted a return of -1.32% for the Credit Suisse Event Driven Risk Arbitrage Hedge Fund Index. The Fund underper-

formed its other benchmark which posted a return of 3.79% for the CISDM Merger Arbitrage Index.

The Fund executed on its disciplined investment process of seeking friendly transactions with a strong likelihood of closing, as over 90% of investments contributed to performance in 2014. The Fund's goal is to lock in spreads that exist between a deal announcement and its subsequent closure. Some of the biggest contributors to performance were the successful acquisitions of Bally Technologies Inc., UNS Energy Corp, Nordion Inc., RDA Microelectronics Inc. – ADR and Forest Laboratories Inc.

2014 presented several challenges for the Fund. With a considerable volume of deal closings met with limited investible new transactions during late 2013 and early in the first quarter of 2014, the Fund was less than optimally invested during much of the first quarter. Further, as realized gains from closed deals were put to work, the Fund faced a challenging spread environment with annualized spreads in the 1.5-2.5% range for most of the first half. We are happy to report that deal volume and spread levels improved in the back half of the year. Importantly, the Fund avoided exposure to inversion transactions and the termination of the Shire Plc and AbbVie Inc. deal that pressured much of the peer group.

A significant component of performance is deal terminations, which will drive a stock to its predeal price. While we avoided the largest terminations of the year, the Fund unwound its position in Pinnacle Foods Inc. at a loss prior to the termination of its deal with Hillshire Brands ("Hillshire"). This transaction included stock and ultimately our short position in Hillshire at the time resulted in this transaction becoming our biggest detractor for the year, as the acquirer eventually became the target.

The Fund's low risk approach helped it navigate a challenging transaction and environment. Looking into 2015, it is our view that the underlying fundamentals of the merger and acquisition ("M&A") environment remain strong. As the spread environment and deal volumes continue to normalize, we remain optimistic with regard to the prospect for improving returns for a M&A strategy.

Curian/PineBridge Merger Arbitrage Fund

Average Annual Total Returns
1 Year	-0.60%
Since Inception	0.14%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Schroder Emerging Europe Fund

Schroder Investment Management North America Inc.

(Unaudited)

Market Summary: Emerging European equities declined in 2014, precipitated by concerns over deterioration in the demand outlook from the Eurozone economy and elevated geo political risk around the situation in the Ukraine. Turkey registered strong, double digit gains and was the only country to deliver a positive return. In what was a volatile period for Turkish equities and the Turkish Lira, the market climbed higher after concerns over future U.S. Federal Reserve rate hikes dissipated somewhat and the oil price declined sharply, which is likely to support the central bank's effort to lower inflation. The Czech Republic outperformed as the local market held up relatively well, largely thanks to solid gains from utility company CEZ Group. Poland finished ahead of the benchmark despite recording a significant decline. A weaker demand outlook from the Eurozone and Russian food import bans, issued in response to Western sanctions, weighed on the local market. The same factors also negatively impacted the Hungarian market, which underperformed. Foreign exchange debt concerns also acted as a headwind throughout much of the year, although a resolution was announced in November. Greece experienced a highly volatile year with political uncertainty culminating in an early presidential election in December, and subsequently the prospect of parliamentary elections in January 2014. With anti bailout party Syriza leading in opinion polls, financial markets recorded heavy declines. Russia was the worst preforming index country. Geopolitical concerns were stoked by Russia's move to annex Crimea. Tensions were heightened after a commercial airliner was brought down, allegedly by Kremlin backed separatists on the border between the two countries. Meanwhile a deteriorating economy, falling oil prices and exacerbated corporate governance concerns have further weighed on the local market and contributed to a significant sell off in the Russian Ruble.

Portfolio Composition†:

Financials	34.9%
Energy	25.1
Telecommunication Services	9.2
Materials	6.0
Consumer Discretionary	5.8
Industrials	5.4
Consumer Staples	4.8
Information Technology	2.9
Utilities	2.5
Health Care	0.5
Short Term Investments	2.9
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Schroder Emerging Europe Fund outperformed its benchmark by posting a return of -27.23% compared to -29.52% for the MSCI Emerging Markets Europe 10/40 Index.

Country allocation (+140 basis points) ("bps") and stock selection (+248 bps) were positive. The underweight to Russia (+79 bps) which underperformed and the off benchmark position to United Arab Emirates ("UAE") (+84 bps) added value. This was somewhat offset by the underweights to Poland (-73 bps) and Czech Republic (-30 bps) which outperformed and therefore detracted value. Selection was positive in Russia (+201 bps), primarily due to an overweight to Luxoft Holding Inc. and Lukoil OAO – ADR and positive American depository receipts versus local line premium/discount timing effects. Greece (+44 bps) contributed due to an overweight in Hellenic Telecommunications Organization SA.

In terms of Fund positioning, main changes were as follows. In January 2014, the Fund invested in Qatar given strong bottom-up ideas and the increased attention the market was receiving ahead of its reclassification from the MSCI Frontier Markets Index to the MSCI Emerging Markets Index in May.

In the first quarter of 2014, Russia was taken from overweight to neutral given the deterioration in the situation in the Ukraine. In August, the Fund took Russia to an underweight position and the Fund continued to increase the size of the under-

weight position in September. In the second quarter of 2014, the overweight to Hungary was reduced to neutral due to a combination of the country's high level of external debt, as well as a deteriorating earnings outlook partly due to the situation in Ukraine. In the third quarter of 2014, the Fund gradually reduced the underweight in Turkey taking it to a small overweight position owing to attractive valuations and positive earnings revisions.

At December 31, 2014, the overweight countries were: Turkey (due to attractive valuations), Georgia, Romania and UAE, all due to strong stock opportunities. The Fund was neutrally positioned in Greece due to improving economic fundamentals, but there is still a high degree of uncertainty around the country's political environment. The underweight positions were Czech Republic, due to only reasonable valuations and a poor earnings outlook; Hungary, due to earnings uncertainty; Poland, due to poor earnings outlook; and Russia, due to deteriorating economic fundamentals, oil price and sanction risk and the ongoing regional crisis.

Curian/Schroder Emerging Europe Fund

Average Annual Total Returns
1 Year	-27.23%
Since Inception	-15.32%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/T. Rowe Price Capital Appreciation Fund

T. Rowe Price Associates, Inc.

(Unaudited)

Market Summary: U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first quarter weather related contraction. Falling long term interest rates since the end of 2013 – despite the U.S. Federal Reserve's ("Fed") reduction of asset purchases – solid employment growth, favorable corporate earnings and expanded stimulus measures by major non U.S. central banks were also supportive. Stagnant global growth, heightened geopolitical tensions due to U.S. and European Union sanctions against Russia for its actions in Ukraine and unrest in the Middle East periodically weighed on stock prices, as did concerns that the Fed would soon start raising short term interest rates. However, interest rate reductions in the Eurozone and expectations that the European Central Bank could start buying sovereign debt, as well as aggressive monetary easing in Japan, boosted investor sentiment. Oil prices plunged from early summer highs above $100 per barrel, which accelerated the Organization of the Petroleum Exporting Countries' decision at the end of November to maintain current production levels. As measured by various Russell indexes, value stocks outperformed growth among large and mid caps, while the opposite was true for small cap shares.

U.S. bond returns were mostly positive, as high quality issues appreciated but lower quality bonds declined. Long term Treasury bonds performed best, as long term interest rates and inflation expectations tumbled with oil prices and as U.S. government bond yields looked appealing versus yields of their Eurozone and Japanese counterparts. Investment grade corporate, mortgage backed and municipal securities also produced solid gains, but asset backed securities trailed. High yield bonds fell as credit spreads – the yield difference between high and low quality bonds with comparable maturities – widened, which indicated growing concerns about borrowers' ability to service their debt. High yield debt in energy, which is the largest segment in the high yield market, performed worst. Leveraged loans held up better than high yield bonds.

Portfolio Composition†:

Health Care	17.3%
Financials	12.3
Industrials	11.1
Consumer Discretionary	10.9
Information Technology	8.3
Energy	8.1
Telecommunication Services	6.3
Consumer Staples	3.8
Utilities	3.1
Investment Companies	0.9
Materials	0.8
Non-U.S. Government Agency ABS	0.1
Government Securities	0.1
Short Term Investments	16.9
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/T. Rowe Price Capital Appreciation Fund underperformed its primary benchmark by posting a return of 11.63% compared to 13.69% for the S&P 500 Index. The Fund outperformed its blended benchmark return of 10.62% for the 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund lagged the all equity S&P 500 Index in 2014 due to its allocation to bonds in a rising equity environment. While the Fund's equity holdings outpaced the S&P 500 Index, its fixed income holdings, while positive for the year, lagged the Barclays U.S. Aggregate Index. The Fund's overweight to high yield bonds benefited in the first half of the year but detracted from returns more recently. Among equity sectors, health care drove relative performance due to both stock selection in Allergan Inc. ("Allergen"), Zoetis Inc. and UnitedHealth Group Inc. ("UnitedHealth") and an overweight position; while stock selection in con-
sumer discretionary companies AutoZone Inc. ("AutoZone"), O'Reilly Automotive Inc. and Lowe's Companies Inc. also contributed. On the downside, industrials and business services detracted from relative results due to both stock selection in United Technologies Corp. ("United Technologies") and an overweight position. Stock selection in energy companies Range Resources Corp. and Canadian Natural Resources Ltd. ("Canadian Natural Resources") also weighed on performance, although our underweight position helped to mitigate some of the detraction.

The five largest purchases during the year were: Danaher Corp., Thermo Fisher Scientific Inc., Marsh & McLennan Companies, Inc. and AutoZone, which were existing holdings; while Canadian Natural Resources was new to the Fund. The five largest sales during the year were: United Technologies, XCEL Energy Inc., Allergan and UnitedHealth, which are still held; while Perrigo Co. Plc was sold from the Fund.

As the equity market continued its overall upward trajectory, we opportunistically trimmed holdings within utilities and consumer staples on strength, decreasing the Fund's overall equity exposure from the prior year. Overall, we continue to believe that the attractiveness of the U.S. equity market has diminished given that equity valuations are relatively expensive compared to historical averages. However, we found select opportunities to continue building our overweight position in health care. Since the end of 2013, our overall weight within fixed income marginally decreased, as it remained challenging to find reasonable risk reward opportunities. The Fund eliminated holdings in 10-year U.S. Treasuries in the fourth quarter as long term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. High yield bonds, which remain our largest fixed income sector, benefited in the first half of the year from the yield advantage relative to investment grade bonds, low default rates and the financial strength of most high yield issuers. More recently however, credit spreads have widened as falling oil prices have weighed on energy sector bonds, the largest segment of the high yield market.

While the macroeconomic landscape has improved considerably in the U.S., industry fundamentals have continued to worsen in general and earnings expectations for many companies appear overly optimistic. Within the fixed income market, yield spreads are significantly compressed compared with historical levels aside from the high yield space. With the extended market advance, the Fund remains more conservatively positioned and we believe exposed to less cyclicality, bearing in mind our commitment to capital preservation. As always, we remain focused on finding the best risk adjusted opportunities across asset classes in an attempt to generate equity like returns over the long term with less overall risk than the all equity index.

As of December 31, 2014, the Fund held equity options which generated a net derivative exposure equivalent to approximately 4.43% of net assets, on a delta adjusted basis. Equity options were held throughout the year. In December, the Fund also held minimal positions in currency forwards, credit default swaps and index futures. The estimated return impact from employing currency forwards was negligible, -5 basis points ("bps") from futures and -25 bps from options for the year. During the year, the covered call strategy represented, on average, 4.47% of the overall Fund and generated a return of approximately 7.22%. The covered call strategy's estimated contribution to the Fund's total return was 0.28%.

Curian/T. Rowe Price Capital Appreciation
Fund (continued)

T. Rowe Price Associates, Inc.

(Unaudited)

Curian/T. Rowe Price Capital Appreciation Fund

**60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
1 Year	11.63%
Since Inception	13.47%
(Inception date September 16, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund's investment adviser waived certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian/The Boston Company Equity Income Fund

The Boston Company Asset Management LLC

(Unaudited)

Market Summary: Global equities produced mixed returns for 2014 as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk.

Positive economic data helped U.S. stocks rally during the first quarter despite an unseasonably harsh winter that threatened consumer sentiment. By the second quarter, U.S. investors largely shrugged off reports that the economy shrank during the first three months of the year, while the U.S. Federal Reserve ("Fed") underlined an improving economy by announcing it would wind down its monthly bond purchases. U.S. stocks logged third quarter gains as investors cheered better than expected growth indicators, which included improvements in consumer spending, tourism and manufacturing. In the final quarter of 2014, U.S. stocks tallied another solid quarterly gain amid better than expected growth indicators, with the Fed offering a mostly upbeat assessment of the country's economic prospects.

Outside the U.S., equities gained modestly in the first quarter as policymakers around the world acted to support a strengthening global economy. In the second quarter, low inflation and shrinking private sector lending persisted in the Eurozone, causing the European Central Bank ("ECB") to take the extraordinary step of setting a negative deposit rate. Global equity returns were mostly subdued through the later summer months as geopolitical risks rose and economic data disappointed. By the final quarter of 2014, dangerously low inflation continued to pose a headwind for ECB policymakers while the specter of instability reappeared in Greece. Emerging market stocks struggled during the fourth quarter as stocks in Russia declined further amid a tumbling ruble and weak oil prices.

Portfolio Composition†:

Financials	27.4%
Health Care	13.8
Information Technology	12.6
Energy	10.6
Consumer Discretionary	8.4
Consumer Staples	7.8
Industrials	7.0
Materials	4.0
Utilities	1.2
Telecommunication Services	1.2
Short Term Investments	6.0
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/The Boston Company Equity Income Fund underperformed its benchmark by posting a return of 11.07% compared to 12.36% for the S&P 500 Value Index.

In terms of relative performance, utilities and financials were the Fund's weakest sectors, while information technology ("IT") and materials were the strongest.

In utilities, the Fund's underweight allocation and stock selection weighed on relative returns. Bond proxy names held up well amid depressed interest rate levels and ongoing expectations of lower rates for longer. Relative underperformance in financials was due to ill founded concerns about the strength of the U.S. economy early in the year and the downward move in interest rates, pressuring banks and other interest rate sensitive positions in the Fund.

Effective stock selection and an overweight allocation in cyclical IT drove broad based relative outperformance. Our relative outperformance in materials stemmed from deft stock selection, tilted in favor of U.S. exposed aggregate names and away from stocks that are sensitive to emerging market demand.

Our confidence in the prospects for a constructive U.S. economy remains largely unchanged, buttressed by improving employment and falling commodity prices. The U.S. is the biggest beneficiary of lower oil prices, which act as a considerable stimulus, given that approximately 70% of U.S. gross domestic product is consumption based. As the recovery continues, the Fed will indeed raise rates, but unlike past rate cycles, the increase in short rates is unlikely to pave the way for long rates to rise to the point where they curtail the recovery.

Within the Fund, we continue to favor economically sensitive, attractively valued sectors over expensive, defensive ones like utilities and telecommunication services. In financials, our largest absolute weight, valuations remain attractive and we are encouraged by expectations for a more conducive interest rate environment, improving capital markets and strong loan growth. The Fund is also overweight health care, with exposure to pharmaceutical companies that offer underappreciated product pipelines, as well as various services and insurance names that should benefit from favorable business trends and company specific catalysts. We also favor IT, finding attractive opportunities in companies exposed to pent up enterprise capital spending and compelling product cycles.

Curian/The Boston Company Equity Income Fund

Average Annual Total Returns
1 Year	11.07%
Since Inception	18.81%
(Inception date February 6, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/UBS Global Long Short Fixed Income Opportunities Fund

UBS Global Asset Management (Americas) Inc.

(Unaudited)

Market Summary: The theme of diverging global growth and monetary policy had a significant impact on fixed income markets during the year. Global interest rates drifted lower during the year as global growth concerns and accommodative monetary policy drove rates to all time lows in many markets. The substantial decline in oil prices during the second half of the year drove rates down further as did various geopolitical risks that emerged throughout the year.

Economic data in the U.S. steadily improved after weak weather influenced first quarter. In particular, employment data was increasingly strong during the year. The strong fundamental underpinnings of the U.S. economy largely played out, but technical factors and the demand for U.S. debt overwhelmed the macroeconomic backdrop. The U.S. Federal Reserve ended its quantitative easing program as planned in October and indicated that an initial rate hike was imminent in 2015 at its final meeting in December. Meanwhile, in other developed market economies such as Europe and Japan, the economic data was continually disappointing, evidenced by low growth data and inflation data trending downward to possible negative territory. Central banks as a result took unprecedented steps in implementing additional monetary policy support for sputtering economies.

The beginning of the year was marked by a reach for yield as strong fundamentals, declining rates and a low volatility market environment were supportive for credit performance. However, the majority of the down performance in credit occurred during the fourth quarter following sharp declines in oil and concern over the health of energy spilled into broader spread widening heading the into year end.

The effect of growth and monetary policy divergence was most apparent in currency markets as the U.S. Dollar experienced a prolonged bull run during the second half of the year. The U.S. Dollar appreciated against a basket of developed market currencies and specifically against the Japanese Yen and Euro. The U.S. Dollar Index reached an eight year high at the end of the year.

Portfolio Composition†:

Financials	33.8%
Government Securities	13.8
Non-U.S. Government Agency ABS	13.8
Energy	10.6
Materials	7.9
Industrials	4.7
Consumer Discretionary	4.6
Purchased Options	2.6
Telecommunication Services	2.2
Utilities	2.1
Consumer Staples	1.5
Information Technology	1.3
Health Care	0.8
U.S. Government Agency MBS	0.2
Short Term Investments	0.1
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/UBS Global Long Short Fixed Income Opportunities Fund underperformed its benchmark by posting a return of -4.42% compared to 0.03% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Fund's credit exposure detracted from performance, specifically the allocation to corporate credit in both investment grade and high yield debt. While cash bonds contributed positively to performance, beta hedging more than offset the gains. Emerging market ("EM") debt also detracted from performance during the year. The Fund's net long exposure to securitized credit was a positive contributor as was the long exposure to collateralized loan obligations.

Developed market currency positions were a positive contributor to performance during the year. The Fund's long U.S. Dollar position relative to various currencies throughout the year such as the Japanese Yen, Euro, Australian Dollar, New Zealand Dollar, and British Pound all contributed to performance. Exposure to EM currencies, however, was a big detractor from performance.

The Fund's net short duration positioning was the biggest detractor from performance during the year. The Fund utilizes derivatives as a component of its overall construction to manage risk, hedge positioning and provide efficient exposure. The Fund utilizes a variety of instruments across global interest rate, credit and currency markets. Duration hedging was a negative for performance, while currency hedging was additive to performance. Index hedging was a negative for performance in both investment grade and high yield corporate credit, but was a positive contributor in EM. Interest rate swaps and options were negatives for performance, but futures were a positive contributor during the year.

At the end of the year, the Fund maintained a net short duration position with short exposure to U.S. and Japanese interest rates, but long exposure to New Zealand rates. The Fund finished the year net short corporate credit due to its net short investment grade positioning, but has modest net long exposure in both high yield and EM debt. The Fund also finished the year with long exposure to securitized credit favoring commercial mortgage backed securities. The Fund also maintained long exposure to collateralized loan obligations. In active currency positions, the Fund finished the year long the U.S. Dollar relative to the Euro, Australian Dollar and Japanese Yen.

Curian/UBS Global Long Short Fixed Income Opportunities Fund

Average Annual Total Returns
1 Year	-4.42%
Since Inception	-2.90%
(Inception date April 29, 2013)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian/Van Eck International Gold Fund

Van Eck Associates Corporation

(Unaudited)

Market Summary: Early in the year, tensions in Thailand, Venezuela, Turkey and Ukraine threatened regional, and possibly global, financial stability, and were supportive of gold, driving it to its 2014 high of $1,383.05 per ounce on March 14. Gold later declined as tensions steadied in Ukraine and due in part to strong U.S. data reports. In June, growing Middle East tensions once again created demand for gold as a hedge against geopolitical risk. On August 15, the gold price closed at $1,304.83, a year to date gain of $99.18 or 8.24%. Those gains evaporated throughout the remainder of the year, primarily driven by U.S. Dollar strength. Gold, historically, has an inverse correlation with the U.S. Dollar. The U.S. Dollar Index rose 10.86% from August 15 to December 31, while gold dropped -9.19% during that period. The U.S. Dollar rally has been fueled by several factors, including the ongoing strength in the U.S. economy, contrasting with economic weakness in emerging markets; an unexpected rate cut announced by the European Central Bank ("ECB") in September; plans for quantitative easing from the ECB and the Bank of Japan; and the end of the U.S. Federal Reserve's quantitative easing program. On October 31, gold fell below the $1,180 technical support level, dropping to a low of $1,140.65 on November 5. Subsequently, improving physical demand from India and China were supportive of gold, and it had bounced back above $1,200. The year end brought on further selling pressure, and gold closed at $1,184.86 on December 31, down 1.72% for the year. Gold equities outperformed gold for most of the year, however, the late year selloff led to their underperformance for the full year. Notably, although flows out of gold bullion exchange traded products ("ETF") continued throughout the year, ETF holdings declined by 9.3% in 2014, compared to a drop of 33.0% during 2013.

Portfolio Composition†:

Materials	77.6%
Short Term Investments	22.4
Total Investments	100.0%

†Total Investments as of December 31, 2014.

Portfolio Manager Commentary: For the year ended December 31, 2014, Curian/Van Eck International Gold Fund outperformed its benchmark by posting a return of -6.13% compared to -11.76% for the NYSE Arca Gold Miners Index.

The Fund maintained an emphasis on gold mining companies with strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. At the end of 2014, the Fund was almost fully invested in equities, prepared to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment.

While the performance of gold stocks during the year was disappointing, we are surprised at the magnitude of the loss given the steady improvements we have seen in company fundamentals. Companies generally appear to remain focused on increasing operating margins, maintaining healthy balance sheets, exercising capital discipline and meeting expectations. Reports from third and fourth quarter of 2014 seem to indicate they are being successful in improving the sector's profitability and returns to shareholders.

Share price performance was mixed across the stocks held in the Fund. A little less than half of the Fund's positions posted gains. Royal Gold Inc. outperformed significantly, up 37.8%. We believe that this was driven primarily by the company's attractive royalty business model, which keeps the company cash flow positive, even at low gold prices, and also by the company's excellent track record of growth. Yamana Gold Inc. ("Yamana") underperformed, down 52.5%, likely due to a combination of factors including operating problems at its new mines, and the divestment of some non core assets. We believe the selloff of Yamana shares was overdone. In our opinion, the stock represents good value, and we view its acquisition of a stake in Osisko Mining Corp. as positive, as well as its efforts to streamline its operations by divesting some non core assets. Small cap gold mining stocks, as represented by the Market Vectors Global Junior Gold Miners Index, fell 20.86% during 2014, underperforming relative to both gold and the larger companies. However, 18 out of the 39 junior positions in the Fund posted gains, and 29 of the positions outperformed the Market Vectors Global Junior Gold Miners Index.

Curian/Van Eck International Gold Fund

*Effective April 28, 2014, the Fund changed its primary benchmark from the FTSE Gold Mines Index to the NYSE Arca Gold Miners Index because the FTSE Gold Mines Index better reflects the Fund's asset class exposure and risk profile.

Average Annual Total Returns
1 Year	-6.13%
Since Inception	-29.86%
(Inception date September 10, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian Tactical Advantage 35 Fund

	Shares/Par †	Value
INVESTMENT COMPANIES - 100.0%
iShares 7-10 Year Treasury Bond Fund (a)	26	$2,800
iShares Barclays Capital Intermediate Credit Bond ETF (a)	38	4,175
iShares Capital 3-7 Year Treasury Bond ETF (a)	15	1,857
iShares MBS ETF (a)	38	4,131
iShares MSCI EMU ETF	50	1,833
iShares MSCI Japan ETF	81	911
iShares MSCI Pacific ex-Japan ETF	13	568
iShares MSCI United Kingdom ETF (a)	50	901
iShares Russell 1000 Growth ETF (a)	91	8,654
iShares Russell 1000 Value ETF (a)	68	7,123
iShares Russell 2000 Growth ETF (a)	16	2,248
iShares Russell 2000 Value ETF	18	1,827
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	25	2,525
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	45	1,263
Vanguard Index Funds MSCI Emerging Market	36	1,445
Vanguard Intermediate-Term Corporate Bond ETF (a)	54	4,646
Vanguard Short-Term Corporate Bond ETF	6	463
Vanguard Total Bond Market ETF	47	3,871
Total Investment Companies (cost $50,136)		51,241

SHORT TERM INVESTMENTS - 17.1%

Investment Company - 1.2%
JNL Money Market Fund, 0.01% (b) (c)	624	624

Securities Lending Collateral - 15.9%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (c)	500	500
Fidelity Institutional Money Market Portfolio, 0.09% (c)	1,000	1,000
Repurchase Agreement with BNP, 0.05% (Collateralized by $360 U.S. Treasury Note, 0.25%, due 02/29/16, value $359 and $4,747 U.S. Treasury Bond Strip, due 10/15/15, value $4,741) acquired on 12/31/14, due 01/02/15 at $5,000	$5,000	5,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $538 U.S. Treasury Bond, 6.25%, due 05/15/30, value $808 and $891 U.S. Treasury Note, 0.13%, due 07/15/24, value $855) acquired on 12/31/14, due 01/02/15 at $1,631	1,631	1,631
		8,131
Total Short Term Investments (cost $8,755)		8,755

Total Investments - 117.1% (cost $58,891)		59,996
Other Assets and Liabilities, Net - (17.1%)		(8,775)
Total Net Assets - 100.0%		$51,221

(a)	All or portion of the security was on loan.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian Tactical Advantage 60 Fund

	Shares/Par †	Value
INVESTMENT COMPANIES - 100.0%
iShares 7-10 Year Treasury Bond Fund (a)	31	$3,290
iShares Barclays Capital Intermediate Credit Bond ETF (a)	45	4,906
iShares Capital 3-7 Year Treasury Bond ETF (a)	18	2,178
iShares MBS ETF (a)	44	4,855
iShares MSCI EMU ETF	178	6,471
iShares MSCI Japan ETF	287	3,228
iShares MSCI Pacific ex-Japan ETF (a)	45	1,997
iShares MSCI United Kingdom ETF	177	3,198
iShares Russell 1000 Growth ETF (a)	319	30,534
iShares Russell 1000 Value ETF	241	25,130
iShares Russell 2000 Growth ETF (a)	56	7,938
iShares Russell 2000 Value ETF (a)	63	6,448
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	30	2,976
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	53	1,485
Vanguard Index Funds MSCI Emerging Market	127	5,100
Vanguard Intermediate-Term Corporate Bond ETF (a)	63	5,467
Vanguard Short-Term Corporate Bond ETF (a)	7	543
Vanguard Total Bond Market ETF	55	4,549
Total Investment Companies (cost $115,881)		120,293

SHORT TERM INVESTMENTS - 14.1%
Securities Lending Collateral - 14.1%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (b)	10,000	10,000
Fidelity Institutional Money Market Portfolio, 0.09% (b)	4,000	4,000
Repurchase Agreement with BNP, 0.05% (Collateralized by $144 U.S. Treasury Note, 0.25%, due 02/29/16, value $144 and $1,899 U.S. Treasury Bond Strip, due 10/15/15, value $1,896) acquired on 12/31/14, due 01/02/15 at $2,000	$2,000	2,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $318 U.S. Treasury Bond, 6.25%, due 05/15/30, value $477 and $526 U.S. Treasury Note, 0.13%, due 07/15/24, value $505) acquired on 12/31/14, due 01/02/15 at $963	963	963
Total Short Term Investments (cost $16,963)		16,963

Total Investments - 114.1% (cost $132,844)		137,256
Other Assets and Liabilities, Net - (14.1%)		(16,975)
Total Net Assets - 100.0%		$120,281

(a)	All or portion of the security was on loan.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian Tactical Advantage 75 Fund

INVESTMENT COMPANIES - 100.1%
iShares 7-10 Year Treasury Bond Fund (a)	—	$29
iShares Barclays Capital Intermediate Credit Bond ETF	—	43
iShares Capital 3-7 Year Treasury Bond ETF (a)	—	19
iShares MBS ETF	—	42
iShares MSCI EMU ETF (a)	207	7,535
iShares MSCI Japan ETF	334	3,750
iShares MSCI Pacific ex-Japan ETF (a)	53	2,329
iShares MSCI United Kingdom ETF (a)	207	3,726
iShares Russell 1000 Growth ETF (a)	372	35,569

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
iShares Russell 1000 Value ETF (a)	280	29,276
iShares Russell 2000 Growth ETF (a)	65	9,241
iShares Russell 2000 Value ETF (a)	74	7,508
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	—	26
PowerShares Emerging Markets Sovereign Debt Portfolio (a)	—	13
Vanguard Index Funds MSCI Emerging Market	148	5,931
Vanguard Intermediate-Term Corporate Bond ETF (a)	1	47
Vanguard Short-Term Corporate Bond ETF (a)	—	5
Vanguard Total Bond Market ETF	—	39
Total Investment Companies (cost $100,874)		105,128

SHORT TERM INVESTMENTS - 19.8%

Investment Company - 0.3%
JNL Money Market Fund, 0.01% (b) (c)	300	300

Securities Lending Collateral - 19.5%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (c)	10,104	10,104
Fidelity Institutional Money Market Portfolio, 0.09% (c)	4,000	4,000
Repurchase Agreement with BNP, 0.05% (Collateralized by $360 U.S. Treasury Note, 0.25%, due 02/29/16, value $359 and $4,747 U.S. Treasury Bond Strip, due 10/15/15, value $4,741) acquired on 12/31/14, due 01/02/15 at $5,000	$5,000	5,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $461 U.S. Treasury Bond, 6.25%, due 05/15/30, value $691 and $762 U.S. Treasury Note, 0.13%, due 07/15/24, value $732) acquired on 12/31/14, due 01/02/15 at $1,396	1,396	1,396
		20,500
Total Short Term Investments (cost $20,800)		20,800

Total Investments - 119.9% (cost $121,674)		125,928
Other Assets and Liabilities, Net - (19.9%)		(20,857)
Total Net Assets - 100.0%		$105,071

(a)	All or portion of the security was on loan.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian Dynamic Risk Advantage - Diversified Fund

INVESTMENT COMPANIES - 7.0%
First Trust North American Energy Infrastructure Fund	101	$2,839
iShares Barclays Capital Intermediate Credit Bond ETF (a)	40	4,414
iShares JPMorgan USD Emerging Markets Bond ETF (a)	22	2,374
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (a)	24	2,454
PowerShares DB Commodity Index Tracking Fund (a) (b)	93	1,721
Vanguard REIT ETF	58	4,692
Vanguard Total International Bond ETF (a)	118	6,282
Total Investment Companies (cost $25,251)		24,776

SHORT TERM INVESTMENTS - 93.8%

Federal Home Loan Bank - 10.3%
Federal Home Loan Bank
0.03%, 01/12/15 (c)	$6,000	6,000
0.10%, 03/27/15 (c)	5,000	5,000
0.08%, 04/17/15 (c)	10,000	9,999
0.09%, 05/06/15 (c)	15,000	14,996
		35,995
Federal Home Loan Mortgage Corp. - 11.7%
Federal Home Loan Mortgage Corp.
0.05%, 02/05/15 (c)	9,500	9,500
0.06%, 04/06/15 (c)	5,000	4,999
0.07%, 04/15/15 - 04/20/15 (c)	16,500	16,498
0.10%, 05/28/15 (c)	10,000	9,997
		40,994
Federal National Mortgage Association - 11.7%
Federal National Mortgage Association
0.02%, 03/03/15 (c)	13,000	13,000
0.07%, 04/08/15 (c)	11,000	10,999
0.08%, 04/15/15 (c)	7,000	6,999
0.11%, 05/26/15 (c)	10,000	9,997
		40,995
Investment Company - 10.1%
JNL Money Market Fund, 0.01% (d) (e)	35,292	35,292

Securities Lending Collateral - 1.8%
Repurchase Agreement with BNP, 0.05% (Collateralized by $216 U.S. Treasury Note, 0.25%, due 02/29/16, value $216 and $2,848 U.S. Treasury Bond Strip, due 10/15/15, value $2,844) acquired on 12/31/14, due 01/02/15 at $3,000	$3,000	3,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $1,094 U.S. Treasury Bond, 6.25%, due 05/15/30, value $1,642 and $1,811 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,739) acquired on 12/31/14, due 01/02/15 at $3,314	3,314	3,314
		6,314
Treasury Securities - 48.2%
U.S. Treasury Bill
0.02%, 01/08/15	73,500	73,499
0.02%, 01/15/15	69,375	69,375
0.04%, 04/02/15	22,000	21,998
0.08%, 06/04/15 (f)	3,990	3,989
		168,861
Total Short Term Investments (cost $328,440)		328,451

Total Investments - 100.8% (cost $353,691)		353,227
Other Assets and Liabilities, Net - (0.8%)		(2,881)
Total Net Assets - 100.0%		$350,346

(a)	All or portion of the security was on loan.
(b)	Non-income producing security.
(c)	This security is a direct debt of the agency and not collateralized by mortgages.
(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(f)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation
Mini MSCI Emerging Markets Index Future	March 2015	142	$265
MSCI Mini EAFE Index Future	March 2015	99	81
Russell 2000 Mini Index Future	March 2015	189	578
S&P 500 E-Mini Index Future	March 2015	313	385
Ultra Long Term U.S. Treasury Bond Future	March 2015	238	1,641
			$2,950

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
BCL	iShares Barclays Intermediate Credit Bond ETF	1-Month LIBOR +0.50%	12/15/2015	$38,368	$66
BCL	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1-Month LIBOR +0.50%	12/15/2015	24,382	319
BCL	Vanguard Total International Bond ETF	1-Month LIBOR +0.50%	12/15/2015	44,282	213
BOA	iShares JPMorgan USD Emerging Markets Bond ETF	1-Month LIBOR -1.25%	12/15/2015	23,816	814
CGM	First Trust North American Energy Infrastructure Fund	1-Month LIBOR +0.49%	12/15/2015	21,562	1,578
CGM	PowerShares DB Commodity Index Tracking Fund	1-Month LIBOR +0.40%	12/15/2015	3,211	(94)
CGM	Vanguard REIT ETF	Federal Funds Effective Rate +0.30%	12/15/2015	38,737	1,119
					$4,015

(1) Notional amount is stated in USD.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian Dynamic Risk Advantage - Growth Fund

	Shares/Par †	Value
INVESTMENT COMPANIES - 0.2%
iShares 1-3 Year Treasury Bond ETF (a)	—	$13
iShares MSCI EAFE ETF	—	25
iShares Russell 2000 ETF	—	2
SPDR S&P 500 ETF Trust - Series 1	—	37
Vanguard Index Funds MSCI Emerging Market	1	39
Total Investment Companies (cost $101)		116

SENIOR DEBT NOTES - 4.1%
iPath S&P 500 Dynamic VIX ETN (a) (b)	$35	986
iPath S&P 500 VIX Mid-Term Futures ETN (a) (b)	46	603
VelocityShares Daily Inverse VIX Short-Term ETN (a) (b)	29	888
Total Senior Debt Notes (cost $2,620)		2,477

SHORT TERM INVESTMENTS - 98.1%

Federal Home Loan Bank - 14.8%
Federal Home Loan Bank
0.08%, 04/17/15 (c)	5,000	4,999
0.11%, 05/27/15 (c)	4,000	3,999
		8,998
Federal Home Loan Mortgage Corp. - 12.4%
Federal Home Loan Mortgage Corp.
0.05%, 02/05/15 (c)	1,500	1,500
0.06%, 04/06/15 (c)	5,000	4,999
0.10%, 05/28/15 (c)	1,000	1,000
		7,499
Federal National Mortgage Association - 15.6%
Federal National Mortgage Association
0.02%, 03/03/15 (c)	4,500	4,500
0.06%, 04/01/15 (c)	2,000	2,000
0.08%, 04/15/15 (c)	2,000	2,000
0.11%, 05/26/15 (c)	1,000	999
		9,499
Investment Company - 8.9%
JNL Money Market Fund, 0.01% (d) (e)	5,421	5,421

Securities Lending Collateral - 2.6%
Fidelity Institutional Money Market Portfolio, 0.09% (e)	100	100
Repurchase Agreement with CSI, 0.07% (Collateralized by $1,015 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $510) acquired on 12/31/14, due 01/02/15 at $500	$500	500
Repurchase Agreement with MLP, 0.06% (Collateralized by $321 U.S. Treasury Bond, 6.25%, due 05/15/30, value $481 and $530 U.S. Treasury Note, 0.13%, due 07/15/24, value $509) acquired on 12/31/14, due 01/02/15 at $971	971	971
		1,571
Treasury Securities - 43.8%
U.S. Treasury Bill
0.02%, 01/08/15	15,800	15,800
0.02%, 01/15/15	7,000	7,000
0.04%, 03/05/15	2,565	2,565
0.08%, 06/04/15 (f)	1,195	1,194
		26,559
Total Short Term Investments (cost $59,546)		59,547

Total Investments - 102.4% (cost $62,267)		62,140
Other Assets and Liabilities, Net - (2.4%)		(1,481)
Total Net Assets - 100.0%		$60,659

(a)	All or portion of the security was on loan.
(b)	Non-income producing security.
(c)	This security is a direct debt of the agency and not collateralized by mortgages.
(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(f)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Mini MSCI Emerging Markets Index Future	March 2015	86	$156
MSCI Mini EAFE Index Future	March 2015	59	43
Russell 2000 Mini Index Future	March 2015	54	162
S&P 500 E-Mini Index Future	March 2015	66	99
U.S. Treasury Note Future, 2-Year	March 2015	128	(31)
			$429

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount (1)	Unrealized (Depreciation)
BOA	iPath S&P 500 Dynamic VIX ETN	Federal Funds Effective Rate +0.80%	12/15/2015	$1,397	$(57)
CGM	iPath S&P 500 VIX Mid-Term Futures ETN	1-Week LIBOR -0.20%	12/15/2015	6,067	—
CGM	VelocityShares Daily Inverse VIX Short-Term ETN	1-Week LIBOR	12/15/2015	2,191	—
					$(57)

(1) Notional amount is stated in USD.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian Dynamic Risk Advantage - Income Fund

	Shares/Par †	Value
INVESTMENT COMPANIES - 99.0%
First Trust North American Energy Infrastructure Fund (a)	611	$17,209
iShares 20+ Year Treasury Bond ETF (a)	198	24,898
iShares Barclays Capital Intermediate Credit Bond ETF	202	22,122
iShares Barclays Short Treasury Bond ETF	1	96
iShares International Select Dividend ETF (a)	156	5,259
iShares JPMorgan USD Emerging Markets Bond ETF (a)	122	13,437
iShares US Preferred Stock ETF (a)	659	25,978
PIMCO Enhanced Short Maturity ETF (a)	33	3,309
Schwab US Dividend Equity ETF (a)	460	18,345
SPDR Barclays High Yield Bond ETF (a)	244	9,406
SPDR Dow Jones Global Real Estate ETF	283	13,509
Vanguard Total International Bond ETF (a)	491	26,062
Total Investment Companies (cost $177,221)		179,630

SHORT TERM INVESTMENTS - 28.2%

Investment Company - 2.4%
JNL Money Market Fund, 0.01% (b) (c)	4,265	4,265

Securities Lending Collateral - 25.8%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (c)	12,000	12,000
Fidelity Institutional Money Market Portfolio, 0.09% (c)	15,100	15,100
Repurchase Agreement with BNP, 0.05% (Collateralized by $719 U.S. Treasury Note, 0.25%, due 02/29/16, value $719 and $9,493 U.S. Treasury Bond Strip, due 10/15/15, value $9,481) acquired on 12/31/14, due 01/02/15 at $10,000	$10,000	10,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $3,225 U.S. Treasury Bond, 6.25%, due 05/15/30, value $4,838 and $5,335 U.S. Treasury Note, 0.13%, due 07/15/24, value $5,123) acquired on 12/31/14, due 01/02/15 at $9,765	9,765	9,765
		46,865
Total Short Term Investments (cost $51,130)		51,130

Total Investments - 127.2% (cost $228,351)		230,760
Other Assets and Liabilities, Net - (27.2%)		(49,285)
Total Net Assets - 100.0%		$181,475

(a)         All or portion of the security was on loan.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/Aberdeen Latin America Fund

COMMON STOCKS - 91.3%

ARGENTINA - 2.5%
Tenaris SA - ADR	7	$212

BRAZIL - 57.2%
AMBEV SA	52	318
Arezzo Industria e Comercio SA	22	219
Banco Bradesco SA	37	475
BM&F Bovespa SA	41	154
BRF SA	10	248
Cia Hering	14	104
Iguatemi Empresa de Shopping Centers SA	9	86
Itau Unibanco Holding SA	45	544
Localiza Rent a Car SA	10	136
Lojas Renner SA	12	342
Multiplan Empreendimentos Imobiliarios SA	19	337
Natura Cosmeticos SA	17	205
Odontoprev SA	39	145
Souza Cruz SA	21	152
Totvs SA	10	136
Ultrapar Participacoes SA	15	283
Vale SA	74	610
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	6	96
WEG SA	10	112
Wilson Sons Ltd. - BDR	12	144
		4,846
CHILE - 6.1%
Banco Santander Chile - ADR	12	227
Parque Arauco SA	69	132
SACI Falabella	24	162
		521
COLOMBIA - 3.4%
Almacenes Exito SA	11	130
Bancolombia SA	13	156
		286
MEXICO - 20.4%
Arca Continental SAB de CV	3	19
Fomento Economico Mexicano SAB de CV - ADR (a)	4	392
Grupo Aeroportuario del Centro Norte Sab de CV - ADR	6	200
Grupo Aeroportuario del Sureste SA de CV - ADR - Class B	2	198
Grupo Financiero Banorte SAB de CV	62	340
Grupo Financiero Santander Mexico SAB de CV - Class B	41	85
Kimberly-Clark de Mexico SAB de CV - Class A	66	143
Organizacion Soriana SAB de CV	51	138
Wal-Mart de Mexico SAB de CV - Class V	98	210
		1,725
PERU - 1.7%
Grana y Montero SA - ADR	12	147
Total Common Stocks (cost $10,150)		7,737

PREFERRED STOCKS - 6.1%

BRAZIL - 3.5%
Banco Bradesco SA	16	209
Bradespar SA	17	92
		301
CHILE - 2.6%
Embotelladora Andina SA, 2.59%	90	218
Total Preferred Stocks (cost $750)		519

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 2.9%

Investment Company - 2.9%
JNL Money Market Fund, 0.01% (b) (c)	241	241
Total Short Term Investments (cost $241)		241

Total Investments - 100.3% (cost $11,141)		8,497
Other Assets and Liabilities, Net - (0.3%)		(23)
Total Net Assets - 100.0%		$8,474

(a)         Non-income producing security.

(b)         Investment in affiliate.

(c)          Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/AQR Risk Parity Fund (a)

GOVERNMENT AND AGENCY OBLIGATIONS - 36.8%

FRANCE - 5.6%
France Government Inflation Indexed Bond
0.25%, 07/25/18 - 07/25/24 (b), EUR	2,062	$2,565
1.30%, 07/25/19 (b), EUR	2,771	3,613
1.10%, 07/25/22 (b), EUR	1,954	2,610
2.10%, 07/25/23 (b), EUR	769	1,124
		9,912
GERMANY - 5.8%
Bundesrepublik Deutschland Bundesobligation Inflation Indexed Bond, 0.75%, 04/15/18 (b), EUR	2,659	3,305
Deutsche Bundesrepublik Inflation Indexed Bond
1.75%, 04/15/20 (b), EUR	1,645	2,219
0.10%, 04/15/23 (b), EUR	3,627	4,584
		10,108
UNITED KINGDOM - 5.7%
United Kingdom Inflation Indexed Treasury Bond
1.88%, 11/22/22 (b), GBP	4,010	7,771
0.13%, 03/22/24 (b), GBP	1,276	2,186
		9,957
UNITED STATES OF AMERICA - 19.7%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/18 - 07/15/24 (b)	$25,588	25,197
2.13%, 01/15/19 (b)	1,769	1,903
0.38%, 07/15/23 (b)	4,897	4,849
0.63%, 01/15/24 (b)	2,544	2,560
		34,509
Total Government and Agency Obligations (cost $66,917)		64,486

SHORT TERM INVESTMENTS - 62.7%

Investment Companies - 40.2%
JNL Money Market Fund, 0.01% (c) (d)	16,500	16,500
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (d)	54,106	54,106
		70,606
Treasury Securities - 22.5%
U.S. Treasury Bill
0.02%, 01/29/15	$33,453	33,453
0.03%, 04/09/15	6,045	6,044
		39,497
Total Short Term Investments (cost $110,102)		110,103

Total Investments - 99.5% (cost $177,019)		174,589
Other Assets and Liabilities, Net - 0.5%		951
Total Net Assets - 100.0%		$175,540

(a)         Consolidated Schedule of Investments.

(b)         Treasury inflation indexed note, par amount is adjusted for inflation.

(c)          Investment in affiliate.

(d)         Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Amsterdam Exchanges Index Future	January 2016	3	$19
ASX SPI 200 Index Future	March 2015	13	68
Australia Commonwealth Treasury Bond Future, 10-Year	March 2015	48	68
Brent Crude Oil Future	March 2015	60	(750)
CAC40 10 Euro Future	January 2015	18	62
Canadian Government Bond Future, 10-Year	March 2015	64	122
CBT Wheat Future	March 2015	33	84
Cocoa Future	March 2015	7	—
Coffee ‘C’ Future	March 2015	10	(101)
Corn Future	March 2015	52	77
Cotton No.2 Future	March 2015	15	(10)
Euro STOXX 50 Future	March 2015	70	110
Euro-Bund Future	March 2015	241	829
Feeder Cattle Future	March 2015	2	2
FTSE 100 Index Future	March 2015	40	218
FTSE/JSE Top 40 Index Future	March 2015	41	69
FTSE/MIB Index Future	March 2015	2	4
German Stock Index Future	March 2015	3	39
Gold 100 Oz. Future	February 2015	17	(14)
Hang Seng China Enterprises Index Future	January 2015	4	1
IBEX 35 Index Future	January 2015	3	16
Japanese Government Bond Future, 10-Year	March 2015	14	96
KOSPI 200 Future	March 2015	24	(79)
Lean Hogs Future	February 2015	3	(7)
LME Aluminum Future	June 2015	41	(125)
LME Copper Future	June 2015	22	(63)
LME Lead Future	June 2015	7	(30)
LME Nickel Future	June 2015	7	(50)
LME Zinc Future	June 2015	11	(11)
Russell 2000 Mini Index Future	March 2015	22	134
S&P 400 E-Mini Index Future	March 2015	22	127
S&P 500 E-Mini Index Future	March 2015	291	1,051
S&P/Toronto Stock Exchange 60 Index Future	March 2015	14	130
SGX CNX Nifty Index Future	January 2015	71	2
Silver Future	March 2015	26	(91)
Soybean Future	May 2015	24	(29)
Soybean Meal Future	March 2015	18	(19)
Sugar #11 (World Markets) Future	March 2015	89	(217)
Tokyo Price Index Future	March 2015	35	(85)
U.K. Long Gilt Future	March 2015	54	230
U.S. Treasury Note Future, 10-Year	March 2015	24	12
			$1,889

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	03/18/2015	CSI	BRL	9,800	$3,615	$(77)
BRL/USD	03/18/2015	CSI	BRL	100	37	1
CHF/USD	03/18/2015	CSI	CHF	30	30	—
CNH/USD	03/18/2015	CSI	CNH	8,706	1,390	(8)
CNH/USD	03/18/2015	CSI	CNH	12,694	2,028	2
EUR/USD	03/18/2015	CSI	EUR	961	1,164	(33)
GBP/USD	03/18/2015	CSI	GBP	45	70	(1)
HKD/USD	03/18/2015	CSI	HKD	925	120	—
HKD/USD	03/18/2015	CSI	HKD	3,173	409	—
HUF/USD	03/18/2015	CSI	HUF	504,900	1,925	(106)
ILS/USD	03/18/2015	CSI	ILS	9,600	2,463	42

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
INR/USD	03/18/2015	CSI	INR	100	$—	$—
INR/USD	03/18/2015	CSI	INR	1,100	17	—
JPY/USD	03/18/2015	CSI	JPY	23,813	199	(2)
JPY/USD	03/18/2015	CSI	JPY	11,047	92	—
KRW/USD	03/18/2015	CSI	KRW	5,745,700	5,210	20
MXN/USD	03/18/2015	CSI	MXN	72,200	4,871	(229)
PLN/USD	03/18/2015	CSI	PLN	10,300	2,900	(150)
SGD/USD	03/18/2015	CSI	SGD	5,200	3,920	(36)
TRY/USD	03/18/2015	CSI	TRY	11,599	4,891	(185)
TRY/USD	03/18/2015	CSI	TRY	200	84	2
TWD/USD	03/18/2015	CSI	TWD	76,700	2,428	(43)
USD/CHF	03/18/2015	CSI	CHF	(36)	(36)	1
USD/EUR	03/18/2015	CSI	EUR	(31,460)	(38,093)	710
USD/GBP	03/18/2015	CSI	GBP	(6,310)	(9,828)	27
USD/HKD	03/18/2015	CSI	HKD	(3,160)	(407)	—
USD/ILS	03/18/2015	CSI	ILS	(1,200)	(308)	3
USD/ILS	03/18/2015	CSI	ILS	(5,200)	(1,334)	(15)
USD/JPY	03/18/2015	CSI	JPY	(41,000)	(342)	1
USD/KRW	03/18/2015	CSI	KRW	(156,500)	(142)	(2)
USD/KRW	03/18/2015	CSI	KRW	(235,100)	(213)	2
USD/MXN	03/18/2015	CSI	MXN	(100)	(7)	—
USD/SGD	03/18/2015	CSI	SGD	(1,400)	(1,055)	9
USD/TRY	03/18/2015	CSI	TRY	(200)	(84)	4
USD/TWD	03/18/2015	CSI	TWD	(50,900)	(1,611)	28
USD/ZAR	03/18/2015	CSI	ZAR	(200)	(17)	1
ZAR/USD	03/18/2015	CSI	ZAR	29,200	2,493	(60)
					$(13,121)	$(94)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
BCL	Gold 100 Oz. Future	02/27/2015		$1,913	$(19)
BCL	ICE Gas Oil Future	03/31/2015		1,697	(121)
BCL	Natural Gas Future	03/31/2015		1,237	(253)
BCL	NY Harbor ULSD Future	03/30/2015		1,548	(174)
BCL	RBOB Gasoline Future	03/30/2015		1,326	(188)
BCL	WTI Crude Oil Future	03/31/2015		4,230	(685)
BOA	Bovespa Index Future	02/19/2015	BRL	4,349	72
BOA	Euro-Bund Future	03/10/2015	EUR	6,589	138
BOA	Hang Seng China Enterprises Index Future	01/30/2015	HKD	30,203	48
BOA	Japanese Government Bond Future, 10-Year	03/20/2015	JPY	1,175,593	57
BOA	MSCI Taiwan Stock Index Future	01/29/2015		2,335	33
BOA	SGX CNX Nifty Index Future	01/29/2015		183	1
BOA	Swiss Market Index Future	03/20/2015	CHF	1,747	35
BOA	U.K. Long Gilt Future	03/31/2015	GBP	1,164	49
BOA	U.S. Treasury Note Future, 10-Year	03/31/2015		96,916	716
CGM	CBT Wheat Future	03/17/2015		237	28
CGM	Coffee ‘C’ Future	03/31/2015		366	(54)
CGM	Corn Future	03/17/2015		941	91
CGM	Cotton No.2 Future	03/23/2015		94	(4)
CGM	LME Zinc Future	06/17/2015		277	(4)
CGM	Soybean Future	05/18/2015		848	(24)
CGM	Soybean Oil Future	03/24/2015		824	5
MLP	Lean Hogs Future	02/18/2015		797	(82)
MLP	Live Cattle Future	03/16/2015		2,442	(87)
					$(422)

(1) Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Curian/Ashmore Emerging Market Small Cap Equity Fund *

	Shares/Par †	Value
COMMON STOCKS - 98.1%

BRAZIL - 5.1%
Iochpe-Maxion SA	121	$556
Tupy SA	85	569
Other Securities		825
		1,950
CHILE - 1.9%
Other Securities		747

CHINA - 17.0%
21Vianet Group Inc. - ADR (a)	29	448
Ctrip.com International Ltd. - ADR (a)	17	780
Hollysys Automation Technologies Ltd. (a)	20	488
iKang Healthcare Group Inc. - ADR (a)	25	375
Noah Holdings Ltd. - ADS (a) (b)	51	1,068
Phoenix New Media Ltd. - ADR (a)	61	507
SouFun Holdings Ltd. - ADR (b)	85	628
Sunac China Holdings Ltd.	1,737	1,755
Other Securities		491
		6,540
COLOMBIA - 0.2%
Other Securities		80

EGYPT - 0.9%
Other Securities		336

HONG KONG - 10.4%
China Machinery Engineering Corp. - Class H	592	452
China Merchants Land Ltd.	2,780	407
Chinasoft International Ltd. (a)	1,296	362
Ju Teng International Holdings Ltd.	1,138	559
Nord Anglia Education Inc. (a)	22	427
Pacific Basin Shipping Ltd.	1,009	404
Shenzhen Investment Ltd.	1,470	422
Singamas Container Holdings Ltd.	2,260	375
Other Securities		600
		4,008
INDIA - 8.0%
Balrampur Chini Mills Ltd. (a)	499	471
ING Vysya Bank Ltd.	41	562
PI Industries Ltd.	73	599
Shriram Transport Finance Co. Ltd.	28	499
Tata Chemicals Ltd.	71	491
Other Securities		445
		3,067
INDONESIA - 6.1%
Bank Tabungan Negara Persero Tbk PT	15,436	1,495
Ciputra Surya Tbk PT	1,962	468
Other Securities		373
		2,336
MEXICO - 5.1%
Cydsa SAB de CV - Class A	209	423
Grupo Industrial Saltillo SAB de CV - Class A	192	428
TF Administradora Industrial S de RL de CV	318	665
Other Securities		468
		1,984
PHILIPPINES - 0.8%
Other Securities		293

RUSSIAN FEDERATION - 1.2%
Other Securities		478

SOUTH AFRICA - 0.3%
Other Securities		120

SOUTH KOREA - 12.7%
i-SENS Inc. (a)	7	379
Interpark Corp.	50	418
Interpark INT Corp. (a)	15	314
Korean Reinsurance Co.	65	638
Medy-Tox Inc.	2	533
Modetour Network Inc.	39	856
Samchuly Bicycle Co. Ltd.	21	368
Soulbrain Co. Ltd.	19	546
Other Securities		851
		4,903
TAIWAN - 24.4%
Altek Corp.	694	790
Capital Securities Corp.	1,499	494
Casetek Holdings Ltd.	211	1,188
Chimei Innolux Corp.	2,253	1,089
China Airlines Ltd. (a)	1,110	508
Evergreen Marine Corp Taiwan Ltd. (a)	1,742	1,228
FLEXium Interconnect Inc.	338	752
Gloria Material Technology Corp.	808	558
MPI Corp.	170	621
Primax Electronics Ltd.	720	873
Tainan Spinning Co. Ltd.	648	380
Taiwan Paiho Ltd.	325	438
Other Securities		465
		9,384
THAILAND - 0.5%
Other Securities		200

TURKEY - 3.5%
Dogus Otomotiv Servis ve Ticaret A/S	138	705
Turkiye Sinai Kalkinma Bankasi A/S	730	628
		1,333
Total Common Stocks (cost $40,061)		37,759

PARTICIPATORY NOTES - 1.3%

SAUDI ARABIA - 1.3%
JPMorgan Structured Products BV Participatory Note (Al Khaleej Training and Education Co.)	$29	495
Total Participatory Notes (cost $489)		495

PREFERRED STOCKS - 0.5%

BRAZIL - 0.5%
Other Securities		203
Total Preferred Stocks (cost $225)		203

RIGHTS - 0.0%

CHILE - 0.0%
Other Securities		9
Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 1.2%

Investment Company - 0.5%
JNL Money Market Fund, 0.01% (c) (d)	178	178

Securities Lending Collateral - 0.7%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (d)	100	100

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Fidelity Institutional Money Market Portfolio, 0.09% (d)	100	100
Repurchase Agreement with MLP, 0.06% (Collateralized by $23 U.S. Treasury Bond, 6.25%, due 05/15/30, value $34 and $38 U.S. Treasury Note, 0.13%, due 07/15/24, value $36) acquired on 12/31/14, due 01/02/15 at $69	$69	69
		269
Total Short Term Investments (cost $447)		447

Total Investments - 101.1% (cost $41,222)		38,913
Other Assets and Liabilities, Net - (1.1%)		(422)
Total Net Assets - 100.0%		$38,491

(a)              Non-income producing security.

(b)              All or portion of the security was on loan.

(c)               Investment in affiliate.

(d)              Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/Baring International Fixed Income Fund

CORPORATE BONDS AND NOTES - 11.4%

GERMANY - 4.8%
Deutsche Telekom International Finance BV, 4.25%, 07/13/22, EUR	50	$75
FMS Wertmanagement AoeR, 2.00%, 05/23/18, EUR	400	514
KFW, 5.55%, 06/07/21, GBP	300	577
		1,166
LUXEMBOURG - 2.6%
European Investment Bank
3.00%, 12/07/15, GBP	350	557
5.00%, 04/15/39, GBP	40	87
		644
NETHERLANDS - 2.4%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.00%, 09/10/15, GBP	90	143
1.85%, 04/12/17, JPY	30,000	260
ING Bank NV, 5.38%, 04/15/21, GBP	100	183
		586
SWEDEN - 0.5%
Skandinaviska Enskilda Banken AB, 2.50%, 09/01/15, EUR	100	123

UNITED KINGDOM - 1.1%
Abbey National Treasury Services Plc, 4.13%, 09/14/17, GBP	80	134
SSE Plc, 8.38%, 11/20/28, GBP	60	144
		278
Total Corporate Bonds and Notes (cost $2,947)		2,797

GOVERNMENT AND AGENCY OBLIGATIONS - 85.6%

AUSTRALIA - 4.7%
Western Australian Treasury Corp.
8.00%, 07/15/17, AUD	530	492
7.00%, 10/15/19, AUD	680	664
		1,156
AUSTRIA - 2.5%
Austria Government Bond
3.20%, 02/20/17, EUR	300	388
4.15%, 03/15/37, EUR	120	223
		611
BELGIUM - 4.7%
Belgium Government Bond
4.25%, 09/28/21, EUR	350	533
2.25%, 06/22/23, EUR	450	615
		1,148
CANADA - 3.9%
Canada Housing Trust No. 1, 1.85%, 12/15/16, CAD	450	392
Province of Alberta, Canada
1.85%, 09/01/16, CAD	500	436
1.75%, 06/15/17, CAD	150	131
		959
FRANCE - 6.6%
Agence Francaise de Developpement, 1.80%, 06/19/15, JPY	10,000	84
Caisse Francaise de Financement Local, 1.80%, 05/09/17, JPY	40,000	348
France Government Bond
3.50%, 04/25/26, EUR	124	190
5.75%, 10/25/32, EUR	330	665
4.75%, 04/25/35, EUR	175	326
		1,613
GERMANY - 1.8%
Federal Republic of Germany, 4.00%, 01/04/37, EUR	130	240
KFW, 2.05%, 02/16/26, JPY	21,000	209
		449
IRELAND - 2.1%
Ireland Government Bond
4.60%, 04/18/16, EUR	300	384
4.50%, 10/18/18, EUR	100	140
		524
ITALY - 13.4%
Italy Buoni Poliennali Del Tesoro
4.25%, 09/01/19, EUR	605	843
3.75%, 08/01/21, EUR	570	793
4.75%, 08/01/23, EUR	550	827
Republic of Italy, 5.25%, 11/01/29, EUR	510	821
		3,284
JAPAN - 14.2%
Japan Government Bond
0.80%, 12/20/22, JPY	50,700	444
1.90%, 06/20/25, JPY	20,000	193
1.60%, 06/20/30, JPY	45,500	429
1.40%, 12/20/32, JPY	27,000	243
1.70%, 06/20/33, JPY	102,000	958
2.00%, 09/20/41, JPY	97,450	957
1.80%, 09/20/43, JPY	27,300	258
		3,482
LUXEMBOURG - 2.0%
European Investment Bank
4.13%, 12/07/17, GBP	130	220
4.00%, 10/15/37, EUR	150	271
		491

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MEXICO - 4.2%
Mexico Bonos
7.25%, 12/15/16, MXN	1,300	94
6.50%, 06/10/21, MXN	5,400	384
8.00%, 12/07/23, MXN	6,900	538
		1,016
NETHERLANDS - 0.4%
Netherlands Government Bond, 1.25%, 01/15/19, EUR	70	89

NORWAY - 0.4%
Norway Government Bond, 2.00%, 05/24/23, NOK	700	98

PHILIPPINES - 2.5%
Asian Development Bank, 2.35%, 06/21/27, JPY	60,000	612

POLAND - 2.6%
Poland Government Bond
3.75%, 04/25/18, PLN	1,000	298
3.25%, 07/25/25, PLN	1,100	332
		630
SOUTH AFRICA - 0.6%
South Africa Government Bond, 7.00%, 02/28/31, ZAR	1,850	140

SPAIN - 11.4%
Spain Government Bond
4.10%, 07/30/18, EUR	400	542
2.75%, 04/30/19, EUR	420	551
5.50%, 04/30/21, EUR	490	753
3.80%, 04/30/24, EUR	650	941
		2,787
SWEDEN - 1.4%
Sweden Government Bond
3.00%, 07/12/16, SEK	1,400	188
3.50%, 06/01/22, SEK	430	66
2.50%, 05/12/25, SEK	580	86
		340
UNITED KINGDOM - 4.7%
United Kingdom Treasury Bond
2.75%, 01/22/15, GBP	150	234
2.25%, 09/07/23, GBP	400	653
4.50%, 09/07/34, GBP	130	272
		1,159
UNITED STATES OF AMERICA - 1.5%
International Bank for Reconstruction & Development, 5.40%, 06/07/21, GBP	190	365

Total Government and Agency Obligations (cost $22,025)		20,953

SHORT TERM INVESTMENTS - 1.8%
Investment Company - 1.8%
JNL Money Market Fund, 0.01% (a) (b)	438	438

Total Short Term Investments (cost $438)		438

Total Investments - 98.8% (cost $25,410)		24,188
Other Assets and Liabilities, Net - 1.2%		300
Total Net Assets - 100.0%		$24,488

(a)              Investment in affiliate.

(b)              Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/USD	02/06/2015	CIB	EUR	763	$924	$(34)
EUR/USD	02/06/2015	GSC	EUR	643	779	(27)
JPY/USD	03/06/2015	NTS	JPY	305,000	2,548	16
NOK/USD	03/06/2015	HSB	NOK	7,020	940	(38)
PLN/USD	03/06/2015	SSB	PLN	1,736	489	(24)
SGD/USD	03/13/2015	IMP	SGD	130	98	(1)
USD/AUD	02/06/2015	CIT	AUD	(190)	(155)	8
USD/AUD	02/06/2015	HSB	AUD	(530)	(431)	10
USD/AUD	02/06/2015	BMO	AUD	(540)	(440)	5
USD/CAD	03/06/2015	HSB	CAD	(424)	(365)	6
USD/EUR	02/06/2015	HSB	EUR	(2,093)	(2,534)	73
USD/EUR	02/06/2015	NTS	EUR	(158)	(191)	5
USD/EUR	02/06/2015	SSB	EUR	(179)	(146)	6
USD/EUR	03/06/2015	CIT	EUR	(622)	(753)	16
USD/GBP	03/06/2015	GSC	GBP	(1,192)	(1,857)	11
USD/JPY	03/06/2015	NTS	JPY	(49,623)	(415)	13
USD/NOK	03/06/2015	CIB	NOK	(7,020)	(940)	(24)
USD/PLN	03/06/2015	CIT	PLN	(113)	(32)	2
USD/SEK	03/06/2015	GSC	SEK	(1,800)	(231)	8
					$(2,712)	$31

See accompanying Notes to Financial Statements.

Curian/BlackRock Global Long Short Credit Fund *

	Shares/Par †	Value
COMMON STOCKS - 1.2%

GERMANY - 0.1%
Commerzbank AG (a)	19	$247

IRELAND - 0.1%
Other Securities		206

NETHERLANDS - 0.1%
Other Securities		289

SPAIN - 0.0%
Criteria CaixaCorp SA	36	186

UNITED KINGDOM - 0.2%
Barclays Plc	258	969

UNITED STATES OF AMERICA - 0.7%
Other Securities		2,674
Total Common Stocks (cost $4,322)		4,571

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.5%

AUSTRALIA - 0.7%
Virgin Australia Trust
8.50%, 10/23/16 (b)	$1,020	1,040
7.13%, 10/23/18 (b)	1,179	1,216
6.00%, 10/23/20 (b)	521	532
		2,788
CANADA - 0.2%
Other Securities		760

CAYMAN ISLANDS - 0.1%
Other Securities		263

GERMANY - 0.4%
Other Securities		1,371

GUERNSEY - 0.3%
Other Securities		989

IRELAND - 2.2%
ALME Loan Funding
1.69%, 08/15/27 (c) (d), EUR	1,390	1,674
5.39%, 08/15/27 (c) (d), EUR	310	342
6.14%, 08/15/27 (c) (d), EUR	250	263
Arbour CLO Ltd.
1.81%, 06/16/27 (c) (d), EUR	1,728	2,090
5.36%, 06/16/27 (c) (d), EUR	338	373
6.11%, 06/16/27 (c) (d), EUR	336	354
Other Securities		3,429
		8,525
ITALY - 0.2%
Other Securities		850

NETHERLANDS - 1.7%
North Westerly CLO IV BV
1.76%, 01/15/26 (c) (d), EUR	2,200	2,659
2.99%, 01/15/26 (c) (d), EUR	528	530
Other Securities		3,473
		6,662
PORTUGAL - 0.5%
TAGUS-Sociedade de Titularizacao de Creditos SA, 2.98%, 02/16/18 (d), EUR	1,585	1,928

UNITED KINGDOM - 0.3%
Other Securities		1,019

UNITED STATES OF AMERICA - 6.9%
American Airlines Pass-Through Trust
6.00%, 01/15/17 (b)	2,350	2,388
6.13%, 07/15/18	1,750	1,811
6.98%, 05/23/21	853	891
ING IM CLO Ltd., 4.98%, 10/15/22 (b) (c)	250	248
ING Investment Management Co., 2.93%, 01/18/26 (b) (c)	255	242
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,727
8.00%, 10/01/19	206	232
6.75%, 06/03/21	627	669
5.38%, 11/15/21 (o)	1,602	1,639
Other Securities		15,327
		26,174
Total Non-U.S. Government Agency Asset-Backed Securities (cost $53,757)		51,329

CORPORATE BONDS AND NOTES - 63.7%

BARBADOS - 0.1%
Other Securities		510

BRAZIL - 0.6%
Petrobras Global Finance BV
4.88%, 03/17/20	550	515
5.38%, 10/01/29, GBP	145	180
6.63%, 01/16/34, GBP	420	566
7.25%, 03/17/44	925	913
		2,174
CANADA - 0.5%
Other Securities		1,969

CHILE - 0.1%
Other Securities		270

CZECH REPUBLIC - 0.2%
Other Securities		903

DENMARK - 0.3%
Other Securities		1,249

FRANCE - 3.3%
BNP Paribas Cardif SA, 4.03%, (callable at 100 beginning 11/25/25) (f), EUR	700	851
BNP Paribas SA, 2.62%, 10/14/27 (c) (d), EUR	1,050	1,278
Numericable Group SA
4.88%, 05/15/19 (b)	475	471
5.38%, 05/15/22 (d), EUR	745	930
5.63%, 05/15/24 (d), EUR	595	745
6.25%, 05/15/24 (b)	270	272
Numericable Group SA Term Loan, 4.50%, 04/23/20 (c), EUR	720	866
Other Securities		7,244
		12,657
GERMANY - 5.6%
Commerzbank AG, 7.75%, 03/16/21, EUR	1,500	2,219
HSH Nordbank AG
7.25% (callable at 100 beginning 12/30/14) (f)	1,400	500
0.88%, 02/14/17 (c), EUR	513	511
0.92%, 02/14/17 (c) (d), EUR	1,484	1,477
Volkswagen International Finance NV
5.50%, 11/09/15 (b) (h), EUR	400	535
5.50%, 11/09/15 (d) (h), EUR	4,700	6,290

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Other Securities		9,861
		21,393
INDIA - 0.1%
Other Securities		539

IRELAND - 2.1%
Bank of Ireland
3.25%, 01/15/19 (d), EUR	1,160	1,505
4.25%, 06/11/24 (d), EUR	1,800	2,151
Other Securities		4,386
		8,042
ITALY - 7.5%
Arianna SPV Srl, 3.60%, 04/20/19 (d), EUR	1,619	2,041
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/21 (d), EUR	1,150	1,514
2.88%, 07/16/25 (d), EUR	770	1,000
Telecom Italia Finance SA
6.13%, 11/15/16 (d) (h), EUR	3,000	4,254
7.75%, 01/24/33, EUR	910	1,460
UniCredit SpA
6.75% (callable at 100 beginning 09/10/21) (d) (f), EUR	200	234
3.25%, 01/14/21 (d), EUR	1,580	2,091
6.95%, 10/31/22 (d), EUR	620	882
5.75%, 10/28/25 (d), EUR	1,970	2,576
Wind Acquisition Finance SA
4.00%, 07/15/20 (d), EUR	1,453	1,725
4.08%, 07/15/20 (c) (d), EUR	370	427
Other Securities		10,328
		28,532
JAMAICA - 0.1%
Other Securities		236

JERSEY - 0.4%
Other Securities		1,460

LUXEMBOURG - 2.1%
Other Securities		8,104

MEXICO - 0.3%
Other Securities		1,071

NETHERLANDS - 1.9%
Ziggo BV Term Loan B-1, 3.50%, 01/15/22 (c), EUR	483	572
Ziggo BV Term Loan B-2, 3.50%, 01/15/22 (c), EUR	311	369
Ziggo BV Term Loan B-3, 3.75%, 01/15/22 (c), EUR	875	1,036
Other Securities		5,454
		7,431
POLAND - 0.2%
Other Securities		611

PORTUGAL - 1.1%
Banco Espirito Santo SA
2.63%, 05/08/17 (d), EUR	400	450
4.75%, 01/15/18 (d), EUR	900	1,067
4.00%, 01/21/19 (d), EUR	900	1,054
Other Securities		1,841
		4,412
SPAIN - 4.5%
Bankia SA
3.50%, 01/17/19 (d), EUR	2,400	3,134
4.00%, 05/22/24 (d), EUR	2,900	3,428
CaixaBank SA
4.50%, 11/22/16 (d) (h), EUR	1,100	1,200
5.00%, 11/14/23 (d), EUR	900	1,168
Other Securities		8,202
		17,132
SWEDEN - 0.2%
Other Securities		727

SWITZERLAND - 0.8%
UBS AG
4.75%, 05/22/23 (d)	300	303
5.13%, 05/15/24 (d)	775	778
4.75%, 02/12/26 (d), EUR	665	861
Other Securities		1,321
		3,263
UNITED KINGDOM - 4.2%
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (f), EUR	675	850
8.25% (callable at 100 beginning 12/15/18) (f)	498	510
RAC Finance Holdings Ltd. Term Loan
0.00%,11/30/21 (j), GBP	980	1,518
0.00%,11/30/22 (j), GBP	490	765
Other Securities		12,236
		15,879
UNITED STATES OF AMERICA - 27.4%
Anadarko Petroleum Corp., 0.00%, 10/10/36 (k)	8,370	3,175
AT&T Inc., 0.00%, 11/27/22 (b) (k)	3,000	2,339
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (f)	1,725	1,705
6.50% (callable at 100 beginning 10/23/24) (f)	1,110	1,130
Caesars Entertainment Corp. Term Loan, 9.75%, 01/28/18 (c)	736	635
Caesars Entertainment Operating Co. 1st Lien Term Loan, 6.99%, 01/28/18 (c)	386	337
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20	346	256
Caesars Entertainment Resort Properties LLC Term Loan B, 7.00%, 09/17/20 (c)	975	907
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (f)	436	425
5.95% (callable at 100 beginning 01/30/23) (f)	554	546
Cox Communications Inc., 3.85%, 02/01/25 (b)	2,273	2,294
ING US Inc., 5.65%, 05/15/53 (c)	1,615	1,599
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (f)	600	587
6.10% (callable at 100 beginning 10/01/24) (f)	500	499
6.12% (callable at 100 beginning 04/30/24) (f)	360	359
6.75% (callable at 100 beginning 02/01/24) (f)	1,521	1,607
KLA-Tencor Corp., 4.65%, 11/01/24	1,895	1,962
Meccanica Holdings USA Inc.
6.25%, 07/15/19 (b)	510	556
7.38%, 07/15/39 (b)	230	237
6.25%, 01/15/40 (b)	1,120	1,064
Mondelez International Inc. Term Loan B-1, 4.25%, 07/04/21 (c), EUR	1,730	2,082

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

	Shares/Par †	Value
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (f)	1,685	1,688
2.38%, 03/31/21, EUR	910	1,183
Verizon Communications Inc.
5.15%, 09/15/23	2,260	2,496
3.50%, 11/01/24	200	196
4.40%, 11/01/34	675	671
Other Securities		73,845
		104,380
VENEZUELA - 0.1%
Other Securities		258
Total Corporate Bonds and Notes (cost $251,592)		243,202

GOVERNMENT AND AGENCY OBLIGATIONS - 9.6%

CROATIA - 0.1%
Other Securities		323

HUNGARY - 0.1%
Other Securities		346

INDONESIA - 0.2%
Other Securities		677

ITALY - 0.8%
Italy Buoni Poliennali Del Tesoro
5.50%, 11/01/22, EUR	800	1,245
2.50%, 12/01/24, EUR	1,510	1,928
		3,173
PORTUGAL - 0.5%
Portugal Government International Bond
3.50%, 03/25/15 (d)	1,250	1,259
5.13%, 10/15/24 (d)	725	762
		2,021
ROMANIA - 0.1%
Other Securities		318

RUSSIAN FEDERATION - 0.2%
Other Securities		679

SERBIA - 0.1%
Other Securities		334

SLOVENIA - 0.1%
Other Securities		353

UNITED STATES OF AMERICA - 7.4%
U.S. Treasury Bond
3.38%, 05/15/44	2,010	2,264
3.13%, 08/15/44	3,294	3,546
3.00%, 11/15/44	15	16
U.S. Treasury Note
1.00%, 09/15/17	470	470
1.00%, 12/15/17	4,565	4,555
1.75%, 09/30/19	8	8
1.50%, 11/30/19 (o)	9,978	9,912
1.88%, 11/30/21	135	134
2.13%, 12/31/21	430	434
2.25%, 11/15/24	6,782	6,828
		28,167
VENEZUELA - 0.0%
Other Securities		49
Total Government and Agency Obligations (cost $36,451)		36,440

	Shares/Par/Contracts †
TRUST PREFERREDS - 0.1%

UNITED STATES OF AMERICA - 0.1%
Other Securities		440
Total Trust Preferreds (cost $401)		440

PREFERRED STOCKS - 2.6%

GERMANY - 0.3%
Other Securities		1,280

UNITED KINGDOM - 0.1%
Other Securities		248

UNITED STATES OF AMERICA - 2.2%
Citigroup Inc., 6.88%, (callable at 25 beginning 11/15/23) (f)	124	3,296
Goldman Sachs Group Inc., 6.38%, (callable at 25 beginning 05/10/24) (f)	48	1,244
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (f)	53	1,296
Other Securities		2,732
		8,568
Total Preferred Stocks (cost $10,327)		10,096

PURCHASED OPTIONS - 0.0%
Other Securities		137
Total Purchased Options (cost $225)		137

SHORT TERM INVESTMENTS - 22.7%

Investment Company - 7.0%
JNL Money Market Fund, 0.01% (m) (n)	26,633	26,633

Repurchase Agreements - 15.7%

Australia - 0.2%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $100 BHP Billiton Finance USA Ltd., 5.00%, due 09/30/43, value $114) acquired on 12/29/14, open maturity at $112	$112	112
Repurchase Agreement with DUB, (0.10)% (Collateralized by $678 Westpac Banking Corp., 2.25%, due 07/30/18, value $689) acquired on 10/08/14, open maturity at $691	691	691
		803
Belgium - 0.4%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,670 Anheuser-Busch InBev Finance Inc., 3.70%, due 02/01/24, value $1,741) acquired on 10/30/14, open maturity at $1,714	1,714	1,714

Canada - 0.4%
Repurchase Agreement with BCL, (0.15)% (Collateralized by $1,151 Potash Corp. of Saskatchewan Inc., 5.63%, due 12/01/40, value $1,432) acquired on 12/16/14, open maturity at $1,396	1,396	1,396

Germany - 0.4%
Repurchase Agreement with JPM, (0.18)% (Collateralized by EUR 323 Bundesrepublik Deutschland, 2.50%, due 01/04/21, value EUR 370) acquired on 12/16/14, open maturity at $458, EUR	379	458

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par †	Value
Repurchase Agreement with JPM, (0.18)% (Collateralized by EUR 725 Bundesobligation, 0.75%, due 02/24/17, value EUR 737) acquired on 12/16/14, open maturity at $903, EUR	746	903
		1,361
Italy - 0.0%
Repurchase Agreement with BBP, (0.08)% (Collateralized by EUR 44 Italy Buoni Poliennali Del Tesoro, 4.50%, due 05/01/23, value EUR 54) acquired on 12/17/14, open maturity at $66, EUR	54	66

United Kingdom - 0.7%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $367) acquired on 10/02/14, open maturity at $379	379	379
Repurchase Agreement with BCL, (0.10)% (Collateralized by $410 Standard Chartered Plc, 5.70%, due 03/26/44, value $430) acquired on 10/20/14, open maturity at $444	444	444
Repurchase Agreement with CGM, (0.10)% (Collateralized by $213 BAE Systems Holdings Inc., 3.80%, due 10/07/24, value $219) acquired on 11/14/14, open maturity at $214	214	214
Repurchase Agreement with CGM, (0.35)% (Collateralized by $500 Standard Chartered Plc, 5.20%, due 01/26/24, value $522) acquired on 11/21/14, open maturity at $531	531	531
Repurchase Agreement with CGM, (1.25)% (Collateralized by $425 Standard Chartered Plc, 5.30%, due 01/09/43, value $428) acquired on 05/06/14, open maturity at $435	435	435
Repurchase Agreement with DUB, (0.10)% (Collateralized by $340 Imperial Tobacco Finance Plc, 3.50%, due 02/11/23, value $335) acquired on 12/03/14, open maturity at $338	338	338
Repurchase Agreement with MLP, (0.15)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $367) acquired on 10/08/14, open maturity at $389	389	389
		2,730
United States of America - 13.6%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,110 International Business Machines Corp., 4.00%, due 06/20/42, value $1,115) acquired on 10/23/14, open maturity at $1,099	1,099	1,099
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,130 Bank of America Corp., 3.30%, due 01/11/23, value $1,132) acquired on 12/19/14, open maturity at $1,140	1,140	1,140
Repurchase Agreement with BCL, (0.10)% (Collateralized by $100 Apache Corp., 4.75%, due 04/15/43, value $95) acquired on 12/04/14, open maturity at $95	95	95
Repurchase Agreement with BCL, (0.10)% (Collateralized by $350 Noble Energy Inc., 5.05%, due 11/15/44, value $349) acquired on 12/04/14, open maturity at $345	345	345
Repurchase Agreement with BCL, (0.10)% (Collateralized by $400 Wells Fargo & Co., 5.90%, due , value $405) acquired on 10/14/14, open maturity at $424	424	424
Repurchase Agreement with BCL, (0.10)% (Collateralized by $540 Microsoft Corp., 2.38%, due 05/01/23, value $532) acquired on 05/15/14, open maturity at $518	518	518
Repurchase Agreement with BCL, (0.10)% (Collateralized by $560 Pfizer Inc., 3.40%, due 05/15/24, value $585) acquired on 10/16/14, open maturity at $584	584	584
Repurchase Agreement with BCL, (0.10)% (Collateralized by $700 AT&T Inc., 4.35%, due 06/15/45, value $665) acquired on 11/24/14, open maturity at $667	667	667
Repurchase Agreement with BCL, (0.25)% (Collateralized by $520 Molson Coors Brewing Co., 3.50%, due 05/01/22, value $527) acquired on 12/19/14, open maturity at $527	527	527
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,380 Morgan Stanley, 2.38%, due 07/23/19, value $1,377) acquired on 10/01/14, open maturity at $1,366	1,366	1,366
Repurchase Agreement with CGM, (0.10)% (Collateralized by $140 Pfizer Inc., 4.40%, due 05/15/44, value $154) acquired on 09/30/14, open maturity at $144	144	144
Repurchase Agreement with CGM, (0.10)% (Collateralized by $150 Sunoco Logistics Partners Operations LP, 5.35%, due 05/15/45, value $153) acquired on 12/18/14, open maturity at $148	148	148
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,770 Wells Fargo & Co., 2.13%, due 04/22/19, value $2,775) acquired on 10/01/14, open maturity at $2,773	2,773	2,773
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,800 JPMorgan Chase & Co., 2.20%, due 10/22/19, value $2,782) acquired on 12/03/14, open maturity at $2,782	2,782	2,782
Repurchase Agreement with CGM, (0.10)% (Collateralized by $290 Pfizer Inc., 3.40%, due 05/15/24, value $303) acquired on 10/02/14, open maturity at $302	302	302
Repurchase Agreement with CGM, (0.10)% (Collateralized by $30 Iron Mountain Inc., 5.75%, due 08/15/24, value $31) acquired on 12/04/14, open maturity at $31	31	31
Repurchase Agreement with CGM, (0.10)% (Collateralized by $350 Freeport-McMoRan Inc., 5.45%, due 03/15/43, value $333) acquired on 11/21/14, open maturity at $335	335	335
Repurchase Agreement with CGM, (0.10)% (Collateralized by $450 Amazon.com Inc., 3.80%, due 12/05/24, value $463) acquired on 12/17/14, open maturity at $456	456	456
Repurchase Agreement with CGM, (0.10)% (Collateralized by $450 Pfizer Inc., 3.40%, due 05/15/24, value $470) acquired on 10/14/14, open maturity at $473	473	473

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with CGM, (0.10)% (Collateralized by $540 International Business Machines Corp., 3.38%, due 08/01/23, value $554) acquired on 05/28/13, open maturity at $537	537	537
Repurchase Agreement with CGM, (0.10)% (Collateralized by $600 Citigroup Inc., 4.50%, due 01/14/22, value $658) acquired on 11/21/14, open maturity at $653	653	653
Repurchase Agreement with CGM, (0.10)% (Collateralized by $75 Eastman Chemical Co., 3.60%, due 08/15/22, value $76) acquired on 12/23/14, open maturity at $77	77	77
Repurchase Agreement with CGM, (0.75)% (Collateralized by $200 AT&T Inc., 3.90%, due 03/11/24, value $206) acquired on 12/01/14, open maturity at $209	209	209
Repurchase Agreement with CGM, (1.00)% (Collateralized by $140 Motorola Solutions Inc., 4.00%, due 09/01/24, value $141) acquired on 11/12/14, open maturity at $141	141	141
Repurchase Agreement with CSI, (0.10)% (Collateralized by $1,390 Morgan Stanley, 2.38%, due 07/23/19, value $1,386) acquired on 10/08/14, open maturity at $1,390	1,390	1,390
Repurchase Agreement with CSI, (0.15)% (Collateralized by $2,770 Bank of America Corp., 2.65%, due 04/01/19, value $2,796) acquired on 10/01/14, open maturity at $2,763	2,763	2,763
Repurchase Agreement with CSI, (0.15)% (Collateralized by $550 Sysco Corp., 4.50%, due 10/02/44, value $602) acquired on 10/27/14, open maturity at $569	569	569
Repurchase Agreement with CSI, (0.15)% (Collateralized by $560 Citigroup Inc., 5.50%, due 09/13/25, value $622) acquired on 10/27/14, open maturity at $626	626	626
Repurchase Agreement with CSI, 0.06% (Collateralized by $12,347 U.S. Treasury Note, 2.38%, due 08/15/24, value $12,571) acquired on 11/19/14, open maturity at $12,455	12,455	12,455
Repurchase Agreement with CSI, 0.15% (Collateralized by $1,090 U.S. Treasury Note, 1.50%, due 12/31/18, value $1,092) acquired on 12/18/14, open maturity at $1,100	1,100	1,100
Repurchase Agreement with DUB, (0.10)% (Collateralized by $275 Energy Transfer Partners LP, 4.65%, due 06/01/21, value $288) acquired on 11/18/14, open maturity at $289	289	289
Repurchase Agreement with DUB, (0.10)% (Collateralized by $275 Noble Energy Inc., 3.90%, due 11/15/24, value $273) acquired on 11/18/14, open maturity at $273	273	273
Repurchase Agreement with DUB, (0.10)% (Collateralized by $750 Amazon.com Inc., 2.50%, due 11/29/22, value $713) acquired on 10/28/14, open maturity at $713	713	713
Repurchase Agreement with DUB, (0.15)% (Collateralized by $3,030 Goldman Sachs Group Inc., 2.55%, due 10/23/19, value $3,022) acquired on 12/04/14, open maturity at $3,026	3,026	3,026
Repurchase Agreement with DUB, (0.15)% (Collateralized by $873 Cox Communications Inc., 2.95%, due 06/30/23, value $840) acquired on 12/26/14, open maturity at $853	853	853
Repurchase Agreement with JPM, (0.05)% (Collateralized by $765 Verizon Communications Inc., 6.40%, due 09/15/33, value $946) acquired on 11/24/14, open maturity at $937	937	937
Repurchase Agreement with JPM, (0.10)% (Collateralized by $1,100 Bank of America Corp., 4.25%, due 10/22/26, value $1,101) acquired on 12/30/14, open maturity at $1,126	1,126	1,126
Repurchase Agreement with JPM, (0.10)% (Collateralized by $2,770 Citigroup Inc., 2.50%, due 07/29/19, value $2,776) acquired on 12/18/14, open maturity at $2,794	2,794	2,794
Repurchase Agreement with JPM, (0.10)% (Collateralized by $795 Verizon Communications Inc., 6.40%, due 09/15/33, value $982) acquired on 12/04/14, open maturity at $979	979	979
Repurchase Agreement with MLP, (0.15)% (Collateralized by $325 Amazon.com Inc., 2.50%, due 11/29/22, value $308) acquired on 05/01/14, open maturity at $312	312	312
Repurchase Agreement with MLP, (0.18)% (Collateralized by $125 International Paper Co., 3.65%, due 06/15/24, value $125) acquired on 11/24/14, open maturity at $126	126	126
Repurchase Agreement with MLP, 0.13% (Collateralized by $4,275 U.S. Treasury Note, 2.13%, due 09/30/21, value $4,323) acquired on 12/09/14, open maturity at $4,344	4,344	4,344
Repurchase Agreement with MLP, 0.17% (Collateralized by $1,304 U.S. Treasury Note, 2.00%, due 10/31/21, value $1,307) acquired on 12/02/14, open maturity at $1,307	1,307	1,307
		51,808

Total Repurchase Agreements		59,878
Total Short Term Investments (cost $86,559)		86,511
Total Investments - 113.4% (cost $443,634)		432,726
Total Securities Sold Short - (15.8%) (proceeds $59,845)		(60,380)
Other Assets and Liabilities, Net - 2.4%		9,143
Total Net Assets - 100.0%		$381,489

SECURITIES SOLD SHORT - 15.8%

CORPORATE BONDS AND NOTES - 10.3%

AUSTRALIA - 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	$100	$114
Westpac Banking Corp., 2.25%, 07/30/18	678	689
		803

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
BELGIUM - 0.4%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24	1,670	1,741

CANADA - 0.4%
Canadian Natural Resources Ltd., 3.90%, 02/01/25	180	178
Potash Corp. of Saskatchewan Inc., 5.63%, 12/01/40	1,151	1,432
		1,610
UNITED KINGDOM - 0.7%
BAE Systems Holdings Inc., 3.80%, 10/07/24 (b)	213	219
Imperial Tobacco Finance Plc, 3.50%, 02/11/23 (b)	340	335
Standard Chartered Plc
5.20%, 01/26/24 (b)	500	522
5.30%, 01/09/43 (b)	425	428
5.70%, 03/26/44 (b)	1,110	1,164
		2,668
UNITED STATES OF AMERICA - 8.6%
Amazon.com Inc.
2.50%, 11/29/22	1,075	1,021
3.80%, 12/05/24	450	463
Apache Corp, 4.75%, 04/15/43	100	95
AT&T Inc.
3.90%, 03/11/24	200	206
4.35%, 06/15/45	700	665
Bank of America Corp.
2.65%, 04/01/19	2,770	2,796
3.30%, 01/11/23	1,130	1,132
4.25%, 10/22/26	1,100	1,101
Citigroup Inc.
2.50%, 07/29/19	2,770	2,776
4.50%, 01/14/22	600	658
5.50%, 09/13/25	560	622
Cox Communications Inc., 2.95%, 06/30/23 (b)	873	840
Eastman Chemical Co., 3.60%, 08/15/22	75	76
Energy Transfer Partners LP, 4.65%, 06/01/21	275	288
Freeport-McMoRan Inc., 5.45%, 03/15/43	350	333
Goldman Sachs Group Inc., 2.55%, 10/23/19	3,030	3,022
International Business Machines Corp.
3.38%, 08/01/23	540	554
4.00%, 06/20/42	1,110	1,115
International Paper Co., 3.65%, 06/15/24	125	125
Iron Mountain Inc., 5.75%, 08/15/24	30	31
JPMorgan Chase & Co., 2.20%, 10/22/19	2,800	2,782
Microsoft Corp., 2.38%, 05/01/23	540	532
Molson Coors Brewing Co., 3.50%, 05/01/22	520	527
Morgan Stanley, 2.38%, 07/23/19	2,770	2,763
Motorola Solutions Inc., 4.00%, 09/01/24	140	141
Noble Energy Inc.
3.90%, 11/15/24	275	273
5.05%, 11/15/44	350	349
Pfizer Inc.
3.40%, 05/15/24	1,300	1,358
4.40%, 05/15/44	140	154
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45	150	153
Sysco Corp., 4.50%, 10/02/44	550	602
Verizon Communications Inc., 6.40%, 09/15/33	1,560	1,928
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (f)	400	405
2.13%, 04/22/19	2,770	2,775
		32,661

Total Corporate Bonds and Notes (proceeds $39,008)		39,483

GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%

GERMANY - 0.4%
Bundesobligation, 0.75%, 02/24/17, EUR	725	892
Bundesrepublik Deutschland, 2.50%, 01/04/21, EUR	323	448
		1,340
ITALY - 0.0%
Italy Buoni Poliennali Del Tesoro, 4.50%, 05/01/23, EUR	44	65

UNITED STATES OF AMERICA - 5.1%
U.S. Treasury Note
1.50%, 12/31/18	1,090	1,092
1.63%, 12/31/19	200	199
2.13%, 09/30/21	4,275	4,323
2.00%, 10/31/21	1,304	1,307
2.38%, 08/15/24	12,347	12,571
		19,492
Total Government and Agency Obligations (proceeds $20,837)		20,897

Total Securities Sold Short - 15.8% (proceeds $59,845)		$60,380

(a)	Non-income producing security.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $54,763 for long term investments and ($3,508) for securities sold short which represented 14.4% and (0.9%) of net assets, respectively.

(c)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(d)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(e)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(f)	Perpetual security.
(g)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(h)	Convertible security.
(i)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(j)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(m)	Investment in affiliate.
(n)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(o)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act, as amended.  As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
AA Bond Co. Ltd., 9.50%, 07/31/19	06/26/2013	$602	$668	0.2%
ALME Loan Funding, 1.69%, 08/15/27	06/06/2014	1,893	1,674	0.4
ALME Loan Funding, 5.39%, 08/15/27	06/06/2014	409	342	0.1
ALME Loan Funding, 6.14%, 08/15/27	06/06/2014	326	263	0.1
APERAM, 0.63%, 07/08/21	06/30/2014	800	795	0.2
AXA SA, 3.88%, callable at 100 beginning 10/08/25	05/19/2014	817	730	0.2
Abengoa Finance SAU, 6.00%, 03/31/21	11/25/2014	227	215	0.1
Achmea BV, 6.00%, 04/04/43	07/09/2013	272	276	0.1
Achmea Hypotheekbank NV, 2.75%, 02/18/21	02/12/2014	681	664	0.2
Aldesa Financial Services SA, 7.25%, 04/01/21	03/28/2014	268	199	0.1
Allied Irish Banks Plc, 2.75%, 04/16/19	04/10/2014	1,796	1,654	0.4
Altice SA, 7.25%, 05/15/22	04/24/2014	1,515	1,366	0.4
Annington Finance No. 5 Plc, 13.00%, 01/15/23	08/19/2014	623	580	0.2
Arbour CLO Ltd., 1.81%, 06/16/27	05/19/2014	2,367	2,090	0.5
Arbour CLO Ltd., 5.36%, 06/16/27	05/19/2014	457	373	0.1
Arbour CLO Ltd., 6.11%, 06/16/27	05/19/2014	454	354	0.1
Ardagh Packaging Finance Plc, 4.25%, 01/15/22	06/23/2014	1,122	1,035	0.3
Ares XXV CLO Ltd., 3.38%, 01/17/24	10/04/2013	249	245	0.1
Arianna SPV Srl, 3.60%, 04/20/19	02/24/2014	2,276	2,041	0.5
Astaldi SpA, 7.13%, 12/01/20	11/29/2013	842	751	0.2
Atalaya Luxco, 11.50%, 05/30/20	05/29/2014	1,216	1,118	0.3
Atrium European Real Estate Ltd., 4.00%, 04/20/20	05/03/2013	1,051	1,030	0.3
Avoca CLO XI Ltd., 1.83%, 07/15/27	05/12/2014	1,513	1,330	0.3
Avoca CLO XIII Ltd., 5.69%, 12/29/27	12/22/2014	291	283	0.1
BNP Paribas SA, 2.62%, 10/14/27	10/07/2014	1,321	1,278	0.3
BPE Financiaciones SA, 2.50%, 02/01/17	01/31/2014	949	864	0.2
Banca Monte dei Paschi di Siena SpA, 2.88%, 04/16/21	04/16/2014	1,593	1,514	0.4
Banca Monte dei Paschi di Siena SpA, 2.88%, 07/16/25	07/09/2014	1,044	1,000	0.3
Banco Bilbao Vizcaya Argentaria SA, 7.00%, callable at 100 beginning 02/19/19	02/12/2014	822	740	0.2
Banco Bilbao Vizcaya Argentaria SA, 9.00%, callable at 100 beginning 05/09/18	12/02/2013	626	642	0.2
Banco Espirito Santo SA, 2.63%, 05/08/17	07/14/2014	512	450	0.1
Banco Espirito Santo SA, 4.00%, 01/21/19	07/24/2014	1,130	1,054	0.3
Banco Espirito Santo SA, 4.75%, 01/15/18	07/11/2014	1,163	1,067	0.3
Banco Popolare SC, 3.50%, 03/14/19	03/07/2014	1,166	1,072	0.3
Banco Popular Espanol SA, 11.50%, callable at 100 beginning 10/10/18	10/04/2013	959	964	0.3
Banco Santander SA, 6.25%, callable at 100 beginning 03/12/19	03/06/2014	549	472	0.1
Bank of Ireland, 3.25%, 01/15/19	01/15/2014	1,594	1,505	0.4
Bank of Ireland, 4.25%, 06/11/24	07/16/2014	2,286	2,151	0.6
Bankia SA, 3.50%, 01/17/19	01/10/2014	3,256	3,134	0.8
Bankia SA, 4.00%, 05/22/24	05/16/2014	3,704	3,428	0.9
Bayerische Landesbank, 0.89%, 02/07/19	05/08/2013	730	680	0.2
Belden Inc., 5.50%, 04/15/23	11/21/2014	527	510	0.1
Berica PMI, 2.48%, 05/31/57	07/15/2014	904	850	0.2
Bilbao Luxembourg SA, 10.50%, 12/01/18	10/18/2013	442	399	0.1
Blackstone CQP Holdco LP, 9.30%, 03/31/19	03/18/2014	645	640	0.2
Boparan Finance Plc, 4.38%, 07/15/21	11/19/2014	116	106	—
CE Energy A/S, 7.00%, 02/01/21	02/03/2014	452	404	0.1
CNH Industrial Finance Europe SA, 2.75%, 03/18/19	03/14/2014	932	828	0.2
CVC Cordatus Loan Fund III Ltd., 1.85%, 07/08/27	03/28/2014	1,754	1,545	0.4
CaixaBank SA, 4.50%, 11/22/16	11/13/2013	1,478	1,200	0.3
CaixaBank SA, 5.00%, 11/14/23	10/14/2014	1,227	1,168	0.3
Cemex SAB de CV, 4.75%, 01/11/22	09/05/2014	758	693	0.2
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18	02/11/2014	263	236	0.1
Coventry Building Society, 6.37%, callable at 100 beginning 11/01/19	06/20/2014	341	298	0.1
Credit Suisse AG, 5.75%, 09/18/25	11/01/2013	391	383	0.1
Croatia Government International Bond, 3.88%, 05/30/22	09/04/2014	342	323	0.1
Debenhams Plc, 5.25%, 07/15/21	07/02/2014	508	455	0.1
Deutsche Annington Finance BV, 4.00%, callable at 100 beginning 12/17/21	12/11/2014	747	733	0.2
Deutsche Rastatten Grupp IV GmbH, 6.75%, 12/30/20	08/07/2014	141	128	—
Electricite de France, 5.00%, callable at 100 beginning 01/22/26	01/16/2014	673	671	0.2
Electricite de France SA, 4.25%, callable at 100 beginning 01/29/20	11/07/2014	671	651	0.2

See accompanying Notes to Financial Statements.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Enel SpA, 6.50%, 01/10/74	11/10/2014	$690	$665	0.2%
Enterprise Funding Ltd., 3.50%, 09/10/20	09/06/2013	468	430	0.1
FGA Capital Ireland Plc, 2.63%, 04/17/19	04/10/2014	586	533	0.1
FTE Verwaltungs GmbH, 9.00%, 07/15/20	11/11/2013	606	507	0.1
Fresenius Finance BV, 3.00%, 02/01/21	01/10/2014	1,507	1,462	0.4
Galp Energia SGPS SA, 3.00%, 01/14/21	07/08/2014	942	834	0.2
Gas Natural Fenosa Finance BV, 4.12%, callable at 100 beginning 11/18/22	11/13/2014	497	497	0.1
Gates Global LLC, 5.75%, 07/15/22	08/22/2014	131	112	—
German Residential Funding Plc, 4.23%, 08/27/18	06/14/2013	1,429	1,371	0.4
Grand City Properties SA, 2.00%, 10/29/21	10/27/2014	485	482	0.1
HSH Nordbank AG, 0.92%, 02/14/17	05/03/2013	1,515	1,477	0.4
Hema Bondco I BV, 6.25%, 06/15/19	08/07/2014	133	102	—
House of Fraser Funding Plc, 8.88%, 08/15/18	05/03/2013	581	594	0.2
IVS F. SpA, 7.13%, 04/01/20	05/03/2013	160	136	—
Indonesia Government International Bond, 2.88%, 07/08/21	09/05/2014	344	318	0.1
Indonesia Government International Bond, 6.75%, 01/15/44	09/04/2014	356	359	0.1
Intesa Sanpaolo SpA, 3.50%, 01/17/22	02/12/2014	858	852	0.2
Intralot Finance Luxembourg SA, 9.75%, 08/15/18	08/02/2013	918	867	0.2
Jubilee CDO BV, 1.48%, 04/15/27	05/09/2014	1,446	1,271	0.3
Kerneos Tech Group SAS, 4.83%, 03/01/21	02/28/2014	178	157	—
Kerneos Tech Group SAS, 5.75%, 03/01/21	02/28/2014	245	221	0.1
Lion/Seneca France 2, 7.88%, 04/15/19	04/21/2014	746	562	0.1
Lloyds Banking Group Plc, 6.37%, callable at 100 beginning 06/27/20	04/03/2014	1,334	1,167	0.3
Mahle GmbH, 2.50%, 05/14/21	05/12/2014	515	468	0.1
Marks & Spencer Plc, 4.75%, 06/12/25	01/10/2014	426	446	0.1
Mediobanca SpA, 2.25%, 03/18/19	03/12/2014	1,281	1,172	0.3
Merck KGaA, 2.62%, 12/12/74	12/09/2014	642	642	0.2
North Westerly CLO IV BV, 1.76%, 01/15/26	12/12/2013	3,018	2,659	0.7
North Westerly CLO IV BV, 2.99%, 01/15/26	12/13/2013	673	530	0.1
Numericable Group SA, 5.38%, 05/15/22	04/24/2014	963	930	0.2
Numericable Group SA, 5.63%, 05/15/24	04/24/2014	793	745	0.2
Orange SA, 4.00%, callable at 100 beginning 10/01/21	09/25/2014	222	220	0.1
Orange SA, 4.25%, callable at 100 beginning 02/07/20	11/07/2014	652	638	0.2
Orange SA, 5.00%, callable at 100 beginning 10/01/26	09/25/2014	474	481	0.1
Paragon Mortgages No. 13 Plc, 0.41%, 01/15/39	08/22/2013	551	581	0.2
Pension Insurance Corp. Plc, 6.50%, 07/03/24	06/27/2014	296	281	0.1
Petroleos de Venezuela SA, 5.25%, 04/12/17	09/05/2014	266	148	—
Petroleos de Venezuela SA, 6.00%, 11/15/26	10/24/2014	139	110	—
Pfleiderer GmbH, 7.88%, 08/01/19	11/03/2014	306	289	0.1
Play Finance 1 SA, 6.50%, 08/01/19	01/27/2014	424	398	0.1
Play Finance 2 SA, 5.25%, 02/01/19	01/27/2014	232	213	0.1
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	08/28/2014	554	519	0.1
Portugal Government International Bond, 3.50%, 03/25/15	06/04/2013	1,251	1,259	0.3
Portugal Government International Bond, 5.13%, 10/15/24	07/03/2014	719	762	0.2
Punch Taverns Finance Plc, 0.56%, 07/15/21	12/19/2014	1,055	988	0.3
Punch Taverns Finance Plc, 6.06%, 10/15/27	10/09/2014	863	798	0.2
RPG Byty Sro, 6.75%, 05/01/20	05/06/2013	530	499	0.1
Republic of Serbia, 5.88%, 12/03/18	09/04/2014	339	334	0.1
Rhino Bondco SpA, 7.25%, 11/15/20	12/10/2014	1,265	1,239	0.3
Romania Government International Bond, 3.63%, 04/24/24	09/04/2014	341	318	0.1
Russia Government International Bond, 7.50%, 03/31/30	10/22/2014	735	679	0.2
SGD Group SAS, 5.63%, 05/15/19	04/16/2014	553	513	0.1
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 07/15/21	08/20/2014	592	539	0.1
Schaeffler Holding Finance BV, 5.75%, 11/15/21	10/22/2014	602	619	0.2
Slovenia Government Bond, 4.63%, 09/09/24	09/04/2014	367	353	0.1
Snai SpA, 7.63%, 06/15/18	11/29/2013	231	207	0.1
Sorrento Park CLO Ltd., 6.46%, 11/16/27	11/03/2014	280	271	0.1
St. Pauls CLO Ltd., 1.49%, 04/25/28	03/27/2014	2,064	1,813	0.5
TAGUS-Sociedade de Titularizacao de Creditos SA, 2.98%, 02/16/18	03/27/2014	2,186	1,928	0.5
THOM Europe SAS, 7.38%, 07/15/19	10/20/2014	536	517	0.1
TMF Group Holding BV, 9.88%, 12/01/19	06/26/2013	423	398	0.1
Telecom Italia Finance SA, 6.13%, 11/15/16	11/11/2013	4,008	4,254	1.1

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Telecom Italia SpA, 4.50%, 01/25/21	01/17/2014	$542	$529	0.1%
Telefonica Europe BV, 4.20%, callable at 100 beginning 12/04/19	11/28/2014	1,001	980	0.3
Telefonica Europe BV, 5.00%, callable at 100 beginning 03/31/20	11/07/2014	649	631	0.2
Telefonica SA, 6.00%, 07/24/17	08/04/2014	1,353	1,243	0.3
Telenet Finance V Luxembourg SCA, 6.25%, 08/15/22	08/07/2014	144	132	—
Trionista Holdco GmbH, 5.00%, 04/30/20	08/07/2014	137	125	—
UBS AG, 4.75%, 05/22/23	05/16/2013	300	303	0.1
UBS AG, 4.75%, 02/12/26	02/07/2014	899	861	0.2
UBS AG, 5.13%, 05/15/24	05/09/2014	774	778	0.2
UniCredit SpA, 3.25%, 01/14/21	01/08/2014	2,142	2,091	0.5
UniCredit SpA, 5.75%, 10/28/25	10/22/2013	2,681	2,576	0.7
UniCredit SpA, 6.75%, callable at 100 beginning 09/10/21	10/20/2014	243	234	0.1
UniCredit SpA, 6.95%, 10/31/22	05/24/2013	858	882	0.2
Unione di Banche Italiane SCpA, 2.88%, 02/18/19	02/11/2014	1,227	1,160	0.3
Unitymedia Hessen GmbH & Co. KG, 4.00%, 01/15/25	12/04/2014	1,279	1,281	0.3
Unitymedia Hessen GmbH & Co. KG, 5.63%, 04/15/23	08/07/2014	143	131	—
Unitymedia Hessen GmbH & Co. KG, 6.25%, 01/15/29	08/07/2014	429	412	0.1
Venezuela Government International Bond, 11.75%, 10/21/26	09/04/2014	85	49	—
Virgin Media Secured Finance Plc, 6.00%, 04/15/21	08/07/2014	181	172	—
Volkswagen International Finance NV, 5.50%, 11/09/15	01/03/2014	7,050	6,290	1.7
Volvo Treasury AB, 4.20%, 06/10/75	12/04/2014	737	727	0.2
Vougeot Bidco Plc, 7.88%, 07/15/20	07/17/2013	578	610	0.2
Voyage Care Bondco Plc, 11.00%, 02/01/19	02/11/2014	787	750	0.2
Wind Acquisition Finance SA, 4.00%, 07/15/20	06/25/2014	1,911	1,725	0.5
Wind Acquisition Finance SA, 4.08%, 07/15/20	06/25/2014	503	427	0.1
Xefin Lux SCA, 3.83%, 06/01/19	05/22/2014	965	853	0.2
		$133,903	$124,998	32.8%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Citigroup Corp. Put Option	01/23/2015	49.00	100	$(1)
Micron Technology Inc. Put Option	01/23/2015	29.50	45	(1)
Micron Technology Inc. Put Option	01/30/2015	30.00	15	(1)
PowerShares QQQ Trust Put Option	02/20/2015	94.00	17	(1)
SPDR S&P Oil & Gas Exploration & Production ETF Trust Put Option	01/17/2015	38.00	100	(2)
SPDR S&P Oil & Gas Exploration & Production ETF Trust Put Option	01/30/2015	37.00	25	—
			302	$(6)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at December 31, 2013	5,550,955	$50
Options written during the year	48,395,696	411
Options closed during the year	(3,320)	(257)
Options expired during the year	(53,943,029)	(185)
Options outstanding at December 31, 2014	302	$19

Schedule of Exchange Traded Futures Options

	Expiration Date	Exercise Price		Purchased Contracts	Unrealized (Depreciation)
Euro-Bund Put Option	02/20/2015	EUR	153.00	88	$(21)
Euro-Bund Put Option	02/20/2015	EUR	153.50	68	(20)
				156	$(41)

See accompanying Notes to Financial Statements.

Schedule of Open Futures Contracts

	Expiration	Contracts (Short)	Unrealized Appreciation / (Depreciation)
Euro STOXX 50 Future	March 2015	(3)	$(5)
Euro STOXX Banks Index Future	March 2015	(198)	(12)
Euro-Bobl Future	March 2015	(191)	(189)
Euro-Bund Future	March 2015	(49)	(156)
Euro-Schatz Future	March 2015	(34)	(7)
NASDAQ 100 E-Mini Future	March 2015	(11)	(1)
Russell 2000 Mini Index Future	March 2015	(2)	(10)
S&P 500 E-Mini Index Future	March 2015	(12)	10
U.K. Long Gilt Future	March 2015	(4)	(17)
U.S. Treasury Long Bond Future	March 2015	(11)	(43)
U.S. Treasury Note Future, 10-Year	March 2015	(43)	(14)
U.S. Treasury Note Future, 5-Year	March 2015	(28)	3
Ultra Long Term U.S. Treasury Bond Future	March 2015	(26)	(195)
			$(636)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	01/21/2015	UBS	AUD	594	$484	$(29)
CHF/USD	01/21/2015	BOA	CHF	3	3	—
CHF/USD	01/21/2015	GSC	CHF	173	175	(5)
EUR/USD	01/21/2015	MSC	EUR	550	666	(39)
EUR/USD	01/21/2015	BOA	EUR	1,192	1,443	(60)
EUR/USD	01/21/2015	GSC	EUR	4,200	5,083	(216)
EUR/USD	01/21/2015	BNP	EUR	3,482	4,214	(136)
EUR/USD	01/21/2015	JPM	EUR	200	242	(8)
EUR/USD	01/21/2015	CIT	EUR	200	242	(7)
EUR/USD	01/21/2015	CSI	EUR	900	1,089	(16)
GBP/USD	01/21/2015	MSC	GBP	2,600	4,052	(21)
USD/CHF	01/21/2015	JPM	CHF	(176)	(177)	9
USD/EUR	01/07/2015	UBS	EUR	(1,940)	(2,348)	68
USD/EUR	01/21/2015	JPM	EUR	(9,002)	(10,896)	569
USD/EUR	01/21/2015	GSC	EUR	(720)	(871)	33
USD/EUR	01/21/2015	BOA	EUR	(2,602)	(3,149)	113
USD/EUR	01/21/2015	DUB	EUR	(571)	(691)	19
USD/EUR	01/21/2015	UBS	EUR	(251)	(303)	9
USD/EUR	01/21/2015	BNP	EUR	(350)	(424)	11
USD/EUR	01/21/2015	CIT	EUR	(2,233)	(2,703)	79
USD/EUR	03/06/2015	DUB	EUR	(90,000)	(108,965)	3,687
USD/EUR	03/06/2015	CGM	EUR	(8,000)	(9,686)	328
USD/GBP	01/21/2015	BCL	GBP	(4,111)	(6,407)	148
USD/GBP	01/21/2015	UBS	GBP	(591)	(921)	7
USD/GBP	01/21/2015	DUB	GBP	(1,253)	(1,953)	21
USD/GBP	03/06/2015	CGM	GBP	(5,000)	(7,789)	99
					$(139,590)	$4,663

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	1.03%	04/07/2017	600	$(1)
N/A	3-Month LIBOR	Receiving	1.01%	04/28/2017	600	—
N/A	3-Month LIBOR	Receiving	0.92%	05/16/2017	290	1

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Counterparty	Floating Rate Index	Fund Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	3-Month LIBOR	Receiving	1.89%	09/11/2019	290		$(2)
N/A	3-Month LIBOR	Receiving	1.78%	12/23/2019	340		—
N/A	3-Month LIBOR	Receiving	2.69%	06/20/2024	1,700		(64)
N/A	3-Month LIBOR	Receiving	3.37%	06/20/2044	580		(83)
N/A	6-Month Euribor	Receiving	0.44%	10/06/2019	EUR	21,190	(127)
							$(276)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
JPM	Abbott Laboratories, 4.13%, 05/27/2020	N/A	1.00%	12/20/2018	$1,620	$(52)	$(56)	$4
CGM	AK Steel Corp., 7.63%, 05/15/2020	N/A	5.00%	12/20/2016	200	(6)	(4)	(2)
CSI	Ally Financial Inc., 7.50%, 09/15/2020	N/A	5.00%	12/20/2019	140	(22)	(22)	—
CIT	Anadarko Petroleum Corp., 5.95%, 09/15/2016	N/A	1.00%	12/20/2016	2,930	(30)	(38)	8
BOA	Anglo American Capital Plc, 5.88%, 04/17/2015	N/A	1.00%	09/20/2019	411	8	3	5
CIT	Anglo American Capital Plc, 5.88%, 04/17/2015	N/A	1.00%	09/20/2019	272	5	1	4
BCL	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	12/20/2019	550	(9)	1	(10)
BOA	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	12/20/2019	400	(7)	3	(10)
JPM	Arrow Electronics Inc., 6.88%, 06/01/2018	N/A	1.00%	12/20/2019	1,750	(30)	(11)	(19)
CSI	Boston Scientific Corp., 6.40%, 06/15/2016	N/A	1.00%	12/20/2018	1,620	(36)	(21)	(15)
BBP	Cardinal Health Inc., 1.90%, 06/15/2017	N/A	1.00%	12/20/2018	1,620	(52)	(49)	(3)
CIT	Carlsberg Breweries A/S, 3.38%, 10/13/2017	N/A	1.00%	09/20/2019	145	—	(2)	2
GSI	Carlsberg Breweries A/S, 3.38%, 10/13/2017	N/A	1.00%	09/20/2019	272	2	(3)	5
BOA	Casino Guichard Peracho, 4.47%, 04/04/2016	N/A	1.00%	03/20/2020	97	—	—	—
CGM	Casino Guichard Peracho, 4.47%, 04/04/2016	N/A	1.00%	03/20/2020	194	(1)	—	(1)
CSI	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	275	(6)	(7)	1
CSI	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	280	(7)	(7)	—
CSI	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	400	(9)	(10)	1
GSC	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	275	(7)	(7)	—
JPM	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	425	(10)	(12)	2
JPM	Caterpillar Inc., 1.50%, 06/26/2017	N/A	1.00%	12/20/2019	500	(11)	(12)	1
GSI	Clorox Company, 3.55%, 11/01/2015	N/A	1.00%	09/20/2019	480	(10)	(10)	—
BOA	Conoco Phillips, 5.90%, 10/15/2032	N/A	1.00%	03/20/2020	200	(5)	(4)	(1)
GSC	Conoco Phillips, 5.90%, 10/15/2032	N/A	1.00%	03/20/2020	200	(5)	(5)	—
DUB	Credit Agricole, 5.07%, 08/10/2022	N/A	1.00%	09/20/2019	315	(8)	(8)	—
GSC	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	12/20/2018	250	1	5	(4)
GSC	Dell Inc., 7.10%, 04/15/2028	N/A	1.00%	12/20/2018	100	—	2	(2)
JPM	Dow Chemical Co., 7.38%, 11/01/2029	N/A	1.00%	09/20/2018	730	(13)	(4)	(9)
CIT	Energias de Portugal SA, 6.00%, 12/07/2014	N/A	5.00%	09/20/2017	779	(89)	(112)	23
GSI	Energias de Portugal SA, 6.00%, 12/07/2014	N/A	5.00%	09/20/2017	315	(37)	(46)	9
CIT	Expedia Inc., 7.46%, 08/15/2018	N/A	1.00%	09/20/2019	275	(4)	—	(4)
GSI	Expedia Inc., 7.46%, 08/15/2018	N/A	1.00%	09/20/2019	175	(2)	—	(2)
BOA	Federative Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2019	925	31	39	(8)
BOA	Federative Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	03/20/2020	490	24	19	5
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	N/A	1.00%	06/20/2019	895	30	44	(14)
CIT	Finmeccanica Finance S.A., 5.75%, 12/12/2018	N/A	5.00%	06/20/2018	442	(60)	(34)	(26)
CIT	Ford Motor Co., 6.50%, 08/01/2018	N/A	5.00%	12/20/2019	140	(27)	(27)	—
GSI	Ford Motor Co., 6.50%, 08/01/2018	N/A	5.00%	09/20/2019	375	(69)	(74)	5
JPM	Ford Motor Credit Co., 5.00%, 05/15/2018	N/A	5.00%	09/20/2019	190	(37)	(40)	3
JPM	Ford Motor Credit Co., 5.00%, 05/15/2018	N/A	5.00%	09/20/2019	100	(19)	(20)	1
CSI	Fortum Oyj, 4.50%, 06/20/2016	N/A	1.00%	09/20/2019	430	(11)	(10)	(1)
CSI	Fortum Oyj, 4.50%, 06/20/2016	N/A	1.00%	09/20/2019	272	(7)	(6)	(1)
DUB	Fortum Oyj, 4.50%, 06/20/2016	N/A	1.00%	09/20/2019	430	(11)	(10)	(1)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
DUB	Fortum Oyj, 4.50%, 06/20/2016	N/A	1.00%	09/20/2019	$272	$(7)	$(7)	$—
BCL	Freescale Semiconductor, 8.05%, 02/01/2020	N/A	5.00%	12/20/2019	100	(11)	(4)	(7)
CGM	Freescale Semiconductor, 8.05%, 02/01/2020	N/A	5.00%	12/20/2019	100	(11)	(7)	(4)
CSI	Freescale Semiconductor, 8.05%, 02/01/2020	N/A	5.00%	12/20/2019	220	(24)	(17)	(7)
GSC	Freescale Semiconductor, 8.05%, 02/01/2020	N/A	5.00%	12/20/2019	100	(11)	(5)	(6)
BOA	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	732	(22)	(20)	(2)
CIT	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	417	(12)	(10)	(2)
DUB	GDF Suez SA, 5.13%, 02/19/2018	N/A	1.00%	06/20/2019	423	(12)	(11)	(1)
CSI	General Mills Inc., 5.70%, 02/15/2017	N/A	1.00%	09/20/2019	430	(14)	(14)	—
CSI	General Mills Inc., 5.70%, 02/15/2017	N/A	1.00%	09/20/2019	691	(23)	(22)	(1)
CSI	General Mills Inc., 5.70%, 02/15/2017	N/A	1.00%	09/20/2019	500	(17)	(16)	(1)
JPM	General Mills Inc., 5.70%, 02/15/2017	N/A	1.00%	03/20/2020	200	(7)	(6)	(1)
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	520	46	32	14
CGM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	89	15	12	3
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	85	7	6	1
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	89	7	5	2
CSI	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2018	88	7	5	2
GSC	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	122	19	15	4
JPM	Genworth Holdings Inc., 6.52%, 05/22/2018	N/A	1.00%	06/20/2020	77	12	10	2
BBP	GKN Holdings Plc, 6.75%, 10/28/2019	N/A	1.00%	06/20/2019	97	(2)	(1)	(1)
BNP	GKN Holdings Plc, 6.75%, 10/28/2019	N/A	1.00%	06/20/2019	133	(2)	(1)	(1)
BOA	GKN Holdings Plc, 6.75%, 10/28/2019	N/A	1.00%	06/20/2019	79	(2)	(1)	(1)
CIT	GKN Holdings Plc, 6.75%, 10/28/2019	N/A	1.00%	06/20/2019	127	(2)	(1)	(1)
CSI	Hewlett-Packard Co., 5.40%, 03/01/2017	N/A	1.00%	12/20/2019	850	(14)	(2)	(12)
GSI	International Business Machines Corp., 5.70%, 09/14/2017	N/A	1.00%	12/20/2018	1,620	(44)	(49)	5
BBP	iTraxx Europe Senior Series 20	N/A	1.00%	12/20/2018	1,367	(27)	(7)	(20)
CIT	iTraxx Europe Senior Series 20	N/A	1.00%	12/20/2018	2,916	(58)	(15)	(43)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	2,710	(51)	(25)	(26)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	2,571	(48)	(25)	(23)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	3,860	(73)	(47)	(26)
CIT	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	2,710	(51)	(25)	(26)
DUB	iTraxx Europe Senior Series 21	N/A	1.00%	06/20/2019	2,711	(51)	(35)	(16)
CIT	iTraxx Europe Series 9	N/A	5.00%	06/20/2018	2,202	(217)	255	(472)
JPM	Kohl’s Corporation, 6.25%, 12/15/2017	N/A	1.00%	06/20/2019	1,080	(7)	23	(30)
GSC	Lennar Corp., 4.75%, 12/15/2017	N/A	5.00%	12/20/2019	200	(28)	(27)	(1)
BBP	Marks & Spencer Plc, 6.13%, 12/02/2019	N/A	1.00%	03/20/2019	252	(2)	6	(8)
CSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	1,279	(42)	(38)	(4)
GSI	Microsoft Corp., 4.50%, 10/01/2040	N/A	1.00%	12/20/2018	341	(11)	(10)	(1)
JPM	Navient LLC, 6.25%, 01/25/2016	N/A	1.00%	12/20/2019	100	7	7	—
BNP	Obrigacoes do Tesouro, 4.95%, 10/25/2023	N/A	1.00%	09/20/2019	725	22	22	—
BNP	Peugeot SA, 8.38%, 07/15/2014	N/A	5.00%	09/20/2018	278	(34)	8	(42)
CIT	Peugeot SA, 8.38%, 07/15/2014	N/A	5.00%	06/20/2018	1,936	(227)	126	(353)
JPM	Radian Group Inc., 9.00%, 06/15/2017	N/A	5.00%	06/20/2019	400	(50)	(45)	(5)
JPM	Radian Group Inc., 9.00%, 06/15/2017	N/A	5.00%	06/20/2019	500	(62)	(55)	(7)
BBP	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	1,275	—	23	(23)
JPM	Republic of France, 4.25%, 04/25/2019	N/A	0.25%	06/20/2018	865	1	14	(13)
JPM	Republic of Portugal, 5.45%, 09/23/2013	N/A	1.00%	06/20/2015	1,250	(4)	27	(31)
BNP	Rio Tinto Finance USA LTD., 6.50%, 07/15/2018	N/A	1.00%	03/20/2020	100	1	1	—
BNP	Rio Tinto Finance USA LTD., 6.50%, 07/15/2018	N/A	1.00%	03/20/2020	100	—	1	(1)
BOA	Rio Tinto Finance USA LTD., 6.50%, 07/15/2018	N/A	1.00%	12/20/2019	100	—	—	—
JPM	Sony Corp., 1.57%, 06/19/2015	N/A	1.00%	03/20/2019	1,190	(11)	91	(102)
BNP	Southwest Airlines Co., 5.13%, 03/01/2017	N/A	1.00%	12/20/2019	275	(6)	(5)	(1)
CSI	Southwest Airlines Co., 5.13%, 03/01/2017	N/A	1.00%	12/20/2019	580	(14)	(10)	(4)
MSC	Staples Inc., 2.75%, 01/12/2018	N/A	1.00%	03/20/2020	300	9	10	(1)
CSI	The Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2019	1,400	17	48	(31)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
JPM	The Western Union Co., 3.65%, 08/22/2018	N/A	1.00%	12/20/2019	$425	$5	$15	$(10)
BBP	Transocean Inc., 7.38%, 04/15/2018	N/A	1.00%	12/20/2017	725	82	12	70
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	03/20/2020	1,200	2	(3)	5
GSC	Valero Energy Corp., 8.75%, 06/15/2030	N/A	1.00%	12/20/2019	409	6	(1)	7
					$69,377	$(1,654)	$(347)	$(1,307)

Credit default swap agreements - sell protection (3)
CGM	Abengoa SA, 8.50%, 03/31/2016	12.45%	5.00%	12/20/2019	$(3)	$—	$—	$—
CSI	Abengoa SA, 8.50%, 03/31/2016	12.45%	5.00%	12/20/2019	(85)	(19)	(20)	1
CSI	Abengoa SA, 8.50%, 03/31/2016	12.45%	5.00%	12/20/2019	(85)	(20)	(16)	(4)
CSI	Abengoa SA, 8.50%, 03/31/2016	12.45%	5.00%	12/20/2019	(121)	(28)	(27)	(1)
CGM	AK Steel Corp., 7.63%, 05/15/2020	7.21%	5.00%	12/20/2019	(200)	(17)	(20)	3
CGM	Altice Finco SA, 9.00%, 06/15/2023	4.73%	5.00%	12/20/2019	(97)	1	1	—
BCL	Amkor Technology Inc., 7.38%, 05/01/2018	3.16%	5.00%	12/20/2019	(175)	15	12	3
CIT	Amkor Technology Inc., 7.38%, 05/01/2018	2.96%	5.00%	09/20/2019	(200)	18	18	—
GSI	Amkor Technology Inc., 7.38%, 05/01/2018	3.16%	5.00%	12/20/2019	(80)	6	6	—
GSI	Amkor Technology Inc., 7.38%, 05/01/2018	3.16%	5.00%	12/20/2019	(50)	4	4	—
BCL	Amkor Technology Inc., 7.38%, 05/01/2018	3.16%	5.00%	12/20/2019	(110)	10	9	1
BCL	Amkor Technology Inc., 7.38%, 05/01/2018	3.16%	5.00%	12/20/2019	(75)	6	6	—
BNP	Apache Corp., 7.00%, 02/01/2018	2.15%	1.00%	03/20/2020	(100)	(6)	(5)	(1)
BBP	ArcelorMittal, 6.13%, 06/01/2018	2.55%	1.00%	09/20/2019	(133)	(9)	(9)	—
BCL	ArcelorMittal, 6.13%, 06/01/2018	2.55%	1.00%	09/20/2019	(136)	(9)	(10)	1
CGM	ArcelorMittal, 6.13%, 06/01/2018	2.68%	1.00%	12/20/2019	(206)	(16)	(14)	(2)
CIT	ArcelorMittal, 6.13%, 06/01/2018	2.55%	1.00%	09/20/2019	(272)	(19)	(20)	1
CSI	ArcelorMittal, 6.13%, 06/01/2018	2.55%	1.00%	09/20/2019	(278)	(19)	(20)	1
BBP	Astaldi SpA, 7.13%, 12/01/2020	5.66%	5.00%	06/20/2019	(44)	(1)	1	(2)
CSI	Astaldi SpA, 7.13%, 12/01/2020	5.66%	5.00%	06/20/2019	(48)	(1)	2	(3)
CSI	Astaldi SpA, 7.13%, 12/01/2020	5.66%	5.00%	06/20/2019	(65)	(2)	—	(2)
DUB	Astaldi SpA, 7.13%, 12/01/2020	5.66%	5.00%	06/20/2019	(43)	(1)	2	(3)
GSI	Astaldi SpA, 7.13%, 12/01/2020	5.66%	5.00%	06/20/2019	(66)	(2)	2	(4)
JPM	Barrick Gold Corp., 5.80%, 11/15/2034	1.77%	1.00%	12/20/2019	(400)	(14)	(14)	—
BBP	Bayerische Landesbank, 4.38%, 01/22/2014	0.58%	1.00%	12/20/2018	(859)	14	2	12
CIT	Best Buy Co. Inc., 5.50%, 03/15/2021	2.08%	5.00%	06/20/2019	(300)	37	22	15
CSI	Best Buy Co. Inc., 5.50%, 03/15/2021	2.08%	5.00%	06/20/2019	(300)	37	23	14
DUB	BHP Billiton Finance, 7.25%, 03/01/2016	0.76%	1.00%	03/20/2020	(100)	1	1	—
CIT	Cable & Wireless International Finance BV, 8.63%, 03/25/2019	2.09%	5.00%	09/20/2019	(60)	8	8	—
CIT	CNH Industrial Finance Europe SA, 6.25%, 03/09/2018	1.57%	5.00%	03/20/2019	(218)	31	39	(8)
CIT	CNH Industrial Finance Europe SA, 6.25%, 03/09/2018	1.57%	5.00%	03/20/2019	(218)	31	38	(7)
BNP	Devon Energy Corporation, 7.95%, 04/15/2032	1.12%	1.00%	12/20/2019	(530)	(3)	—	(3)
BNP	Devon Energy Corporation, 7.95%, 04/15/2032	1.12%	1.00%	12/20/2019	(580)	(3)	1	(4)
CIT	Eileme 2 AB, 11.75%, 01/31/2020	1.04%	5.00%	09/20/2019	(101)	19	18	1
BOA	General Motors Co., 4.88%, 10/02/2023	1.24%	5.00%	12/20/2018	(250)	36	40	(4)
DUB	General Motors Co., 6.25%, 10/02/2043	1.38%	5.00%	06/20/2019	(750)	117	123	(6)
DUB	General Motors Co., 6.25%, 10/02/2043	1.51%	5.00%	12/20/2019	(500)	82	82	—
BNP	Glencore Finance Europe, 6.50%, 02/27/2019	1.83%	1.00%	06/20/2021	(153)	(8)	(17)	9
CIT	Glencore Finance Europe, 6.50%, 02/27/2019	1.83%	1.00%	06/20/2021	(307)	(15)	(34)	19
CIT	Goodyear Tire & Rubber Co., 7.00%, 03/15/2028	1.65%	5.00%	06/20/2019	(300)	43	37	6
GSI	Goodyear Tire & Rubber Co., 7.00%, 03/15/2028	1.81%	5.00%	09/20/2019	(300)	43	35	8
GSC	HCA Inc., 8.00%, 10/01/2018	2.05%	5.00%	12/20/2019	(150)	20	17	3
CIT	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	09/20/2019	(100)	7	11	(4)
GSC	Hertz Corp., 7.50%, 10/15/2018	3.62%	5.00%	12/20/2019	(100)	6	7	(1)
GSI	Hertz Corp., 7.50%, 10/15/2018	3.41%	5.00%	09/20/2019	(130)	9	16	(7)
MSC	Italian Republic, 6.88%, 09/27/2023	1.32%	1.00%	12/20/2019	(1,890)	(28)	(47)	19

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
BBP	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	$(1,089)	$182	$211	$(29)
CIT	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	(1,561)	260	299	(39)
DUB	iTraxx Europe Subordinated Series 20	N/A	5.00%	12/20/2018	(774)	129	149	(20)
CSI	Norske Skogindustrier ASA, 7.00%, 06/26/2017	25.46%	5.00%	12/20/2018	(145)	(61)	(65)	4
CIT	OTE Plc, 4.63%, 05/20/2016	4.02%	5.00%	09/20/2019	(40)	2	6	(4)
GSI	OTE Plc, 4.63%, 05/20/2016	4.02%	5.00%	09/20/2019	(61)	3	8	(5)
DUB	Pulte Group Inc., 7.88%, 06/15/2032	1.38%	5.00%	09/20/2019	(130)	21	19	2
BBP	Republic of France, 4.25%, 04/25/2019	0.67%	0.25%	06/20/2023	(780)	(25)	(61)	36
CIT	Republic of France, 4.25%, 04/25/2019	0.67%	0.25%	06/20/2023	(530)	(18)	(44)	26
CSI	Rexel SA, 5.13%, 06/15/2020	1.89%	5.00%	09/20/2019	(79)	11	8	3
CSI	Rexel SA, 5.13%, 06/15/2020	1.89%	5.00%	09/20/2019	(163)	24	18	6
DUB	Rexel SA, 5.13%, 06/15/2020	1.75%	5.00%	06/20/2019	(1)	—	—	—
BBP	Sabre Holdings Corp., 6.35%, 03/15/2016	2.89%	5.00%	09/20/2019	(115)	11	11	—
BCL	Sabre Holdings Corp., 6.35%, 03/15/2016	3.05%	5.00%	12/20/2019	(100)	9	6	3
BCL	Sabre Holdings Corp., 6.35%, 03/15/2016	3.05%	5.00%	12/20/2019	(100)	9	7	2
BCL	Sabre Holdings Corp., 6.35%, 03/15/2016	3.05%	5.00%	12/20/2019	(140)	13	9	4
DUB	Sabre Holdings Corp., 6.35%, 03/15/2016	2.89%	5.00%	09/20/2019	(175)	17	17	—
DUB	Sabre Holdings Corp., 6.35%, 03/15/2016	2.89%	5.00%	09/20/2019	(175)	16	17	(1)
GSI	Sabre Holdings Corp., 6.35%, 03/15/2016	2.89%	5.00%	09/20/2019	(175)	16	17	(1)
CGM	Tenet Healthcare Corp., 6.88%, 11/15/2031	3.30%	5.00%	03/20/2020	(100)	9	9	—
GSC	Tenet Healthcare Corp., 6.88%, 11/15/2031	3.30%	5.00%	03/20/2020	(100)	8	8	—
JPM	Tenet Healthcare Corp., 6.88%, 11/15/2031	3.30%	5.00%	03/20/2020	(100)	8	9	(1)
BOA	ThyssenKrupp AG, 4.38%, 03/18/2015	1.16%	1.00%	09/20/2018	(44)	—	(4)	4
BBP	Transocean Inc., 7.38%, 04/15/2018	6.47%	1.00%	12/20/2019	(520)	(112)	(48)	(64)
CIT	TVN Finance Corporation, 7.38%, 12/15/2020	1.24%	5.00%	09/20/2019	(101)	18	15	3
					$(18,566)	$911	$931	$(20)

Counterparty	Reference Obligation	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
N/A	CDX.NA.HY.23	5.00%	12/20/2019	$4,230	$(262)	$(16)
N/A	CDX.NA.IG.23	1.00%	12/20/2019	13,705	(219)	(21)
N/A	iTraxx Europe Crossover Series 21	5.00%	12/20/2019	16,463	(1,102)	(103)
N/A	iTraxx Europe Senior Series 22	1.00%	12/20/2019	5,445	(86)	(27)
				$39,843	$(1,669)	$(167)

Credit default swap agreements - sell protection (3)
N/A	iTraxx Europe Crossover Series 21	5.00%	06/20/2019	$(1,783)	$207	$(10)
N/A	iTraxx Europe Series 21	1.00%	06/20/2019	(1,440)	29	—
				$(3,223)	$236	$(10)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
BNP	American Airlines Group Inc.	3-Month LIBOR -0.25%	10/28/2015	(41)		$(16)
BNP	Aperam SA	3-Month Euribor -0.25%	09/23/2015	EUR	(52)	6
BNP	SPDR S&P Oil & Gas Exploration & Production	3-Month LIBOR -1.00%	08/06/2015		(183)	35
BNP	Telecom Italia SpA	3-Month Euribor -0.25%	06/16/2015	EUR	(98)	14
BNP	Telecom Italia SpA	3-Month Euribor -0.25%	06/17/2015	EUR	(262)	37

See accompanying Notes to Financial Statements.

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
BNP	Telecom Italia SpA	3-Month Euribor -0.30%	07/22/2015	EUR	(766)	$(5)
BNP	Volkswagen AG	3-Month Euribor -0.25%	02/04/2015	EUR	(323)	10
BNP	Volkswagen AG	3-Month Euribor -0.25%	02/04/2015	EUR	(272)	12
BNP	Volkswagen AG	3-Month Euribor -0.25%	02/04/2015	EUR	(540)	19
BOA	Antero Resources Corp.	3-Month LIBOR -0.90%	12/10/2015		(8)	—
BOA	Antero Resources Corp.	3-Month LIBOR -0.90%	12/13/2015		(22)	(1)
BOA	Banco Santander SA	3-Month Euribor -0.30%	04/14/2015	EUR	(227)	6
BOA	California Resources Corp.	3-Month LIBOR -0.30%	12/04/2015		(35)	8
BOA	Caterpillar Inc.	3-Month LIBOR -0.30%	07/25/2015		(83)	6
BOA	Caterpillar Inc.	3-Month LIBOR -0.30%	10/08/2015		(83)	5
BOA	Caterpillar Inc.	3-Month LIBOR -0.30%	12/04/2015		(99)	12
BOA	Citigroup Inc.	3-Month LIBOR -0.30%	10/20/2015		(54)	(5)
BOA	Concho Resources Inc.	3-Month LIBOR -0.30%	12/12/2015		(41)	(4)
BOA	Financial Select Sector SPDR	1-Month LIBOR +0.30%	12/18/2015		(120)	(4)
BOA	Genworth Financial Inc.	3-Month LIBOR -0.30%	11/12/2015		(51)	(4)
BOA	Genworth Financial Inc.	3-Month LIBOR -0.30%	11/23/2015		(26)	2
BOA	Genworth Financial Inc.	3-Month LIBOR -0.30%	11/30/2015		(10)	1
BOA	Genworth Financial Inc.	3-Month LIBOR -0.30%	12/01/2015		(16)	1
BOA	Genworth Financial Inc.	3-Month LIBOR -0.30%	12/23/2015		(43)	(4)
BOA	Hewlett Packard Co.	3-Month LIBOR -0.30%	10/16/2015		(74)	(16)
BOA	Hewlett Packard Co.	3-Month LIBOR -0.30%	11/04/2015		(28)	(4)
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -0.35%	11/10/2015		(81)	—
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -0.35%	11/20/2015		(173)	(2)
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -0.35%	11/21/2015		(85)	(3)
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -0.70%	12/04/2015		(90)	—
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -2.25%	10/18/2015		(109)	(4)
BOA	iShares iBoxx High Yield Corporate Bond ETF	1-Month LIBOR -2.25%	10/18/2015		(133)	(4)
BOA	iShares iBoxx High Yield Corporate Bond ETF	3-Month LIBOR -0.35%	12/02/2015		(144)	2
BOA	iShares U.S. Preferred Stock ETF	3-Month LIBOR -1.50%	08/07/2015		(74)	—
BOA	iShares U.S. Preferred Stock ETF	3-Month LIBOR -1.50%	12/09/2015		(90)	(1)
BOA	iShares U.S. Preferred Stock ETF	3-Month LIBOR -2.75%	12/16/2015		(200)	(3)
BOA	iShares U.S. Preferred Stock ETF	3-Month LIBOR -2.75%	12/18/2015		(200)	(3)
BOA	iShares U.S. Preferred Stock ETF	3-Month LIBOR -2.75%	12/19/2015		(176)	(4)
BOA	Market Vector Semiconductor ETF	3-Month LIBOR -0.30%	07/23/2015		(123)	(16)
BOA	Powershares QQQ	3-Month LIBOR -0.10%	10/16/2015		(153)	(17)
BOA	Powershares QQQ	3-Month LIBOR -0.15%	02/26/2015		(413)	7
BOA	Powershares Senior Loan Portfolio ETF	3-Month LIBOR -0.05%	12/16/2015		(251)	(2)
BOA	Powershares Senior Loan Portfolio ETF	3-Month LIBOR -0.05%	12/16/2015		(119)	(2)
BOA	Powershares Senior Loan Portfolio ETF	3-Month LIBOR -0.05%	12/19/2015		(164)	(4)
BOA	SPDR S&P Oil & Gas Exploration & Production	3-Month LIBOR -3.00%	12/04/2015		(92)	10
BOA	UniCredit SpA	3-Month Euribor +0.10%	01/26/2015	EUR	(222)	28
BOA	United Technologies Corp.	3-Month LIBOR -0.30%	09/18/2015		(207)	(6)
BOA	United Technologies Corp.	3-Month LIBOR -0.30%	09/28/2015		(216)	4
BOA	Volkswagen AG	3-Month Euribor -0.20%	05/27/2015	EUR	(531)	20
BOA	Volkswagen AG	3-Month Euribor -0.40%	05/27/2015	EUR	(532)	21
BOA	WPX Energy Inc.	3-Month LIBOR -0.30%	12/16/2015		(20)	(2)
CIT	Repsol SA	3-Month Euribor -0.50%	01/22/2015	EUR	(1)	(23)
CIT	Repsol SA	3-Month Euribor -0.50%	07/17/2015	EUR	(1)	(23)
CIT	Telecom Italia SpA	3-Month Euribor -0.40%	05/07/2015	EUR	(661)	48
CIT	Telecom Italia SpA	3-Month Euribor -0.40%	05/12/2015	EUR	(665)	49
DUB	iShares U.S. Preferred Stock ETF	3-Month LIBOR -1.50%	08/07/2015		(88)	—
DUB	iShares U.S. Preferred Stock ETF	3-Month LIBOR -1.75%	09/17/2015		(88)	(1)
GSI	Energy Select Sector SPDR	1-Month LIBOR +0.21%	12/14/2015		(23)	(1)
GSI	Energy Select Sector SPDR	1-Month LIBOR +0.21%	12/18/2015		(37)	(3)
GSI	Repsol SA	3-Month Euribor -0.20%	11/17/2015	EUR	(779)	75
JPM	Aperam SA	3-Month Euribor -0.30%	10/05/2015	EUR	(12)	—
JPM	Banco Popular Espanol SA	3-Month Euribor	09/23/2015	EUR	(195)	35
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(14)	1

See accompanying Notes to Financial Statements.

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(57)	$8
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(23)	3
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(18)	2
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(199)	21
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(197)	2
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(45)	—
JPM	Bankia SA	3-Month Euribor -0.40%	11/17/2015	EUR	(34)	—
JPM	Bankia SA	3-Month Euribor -0.50%	12/22/2015	EUR	(123)	1
JPM	Bankia SA	3-Month Euribor -0.50%	12/22/2015	EUR	(64)	2
JPM	Caterpillar Inc.	1-Month LIBOR -0.35%	09/23/2015		(58)	7
JPM	Financial Select Sector SPDR	1-Month LIBOR +0.16%	10/28/2015		(61)	—
JPM	Telecom Italia SpA	3-Month Euribor -0.20%	11/13/2015	EUR	(950)	(36)
JPM	Telecom Italia SpA	3-Month Euribor -0.30%	11/12/2015	EUR	(163)	6
JPM	Volkswagen AG	3-Month Euribor -0.10%	04/09/2015	EUR	(64)	6
JPM	Volkswagen AG	3-Month Euribor -0.10%	04/09/2015	EUR	(479)	22
JPM	Volkswagen AG	3-Month Euribor -0.10%	04/09/2015	EUR	(1,144)	47
JPM	Volkswagen AG	3-Month Euribor -0.10%	04/09/2015	EUR	(1,065)	45
						$423

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/CenterSquare International Real Estate Securities Fund

	Shares/Par †	Value
COMMON STOCKS - 98.6%

AUSTRALIA - 12.7%
Dexus Property Group	36	$206
Federation Centres Ltd.	168	391
Goodman Group	34	159
ING Office Fund	29	87
Mirvac Group	296	429
Scentre Group (a)	208	589
Stockland	70	233
Westfield Corp.	59	429
		2,523
CANADA - 5.8%
Allied Properties REIT	6	180
Boardwalk REIT	2	129
Calloway REIT	8	183
Chartwell Retirement Residences	7	70
Dream Office REIT	18	395
RioCan REIT	9	196
		1,153
FINLAND - 1.8%
Citycon Oyj	62	191
Sponda Oyj	39	169
		360
FRANCE - 7.4%
ICADE	4	286
Klepierre	10	426
Mercialys SA	5	111
Unibail-Rodamco SE	3	651
		1,474
GERMANY - 4.8%
Alstria Office REIT AG	18	223
Deutsche Annington Immobilien SE	7	238
Deutsche Wohnen AG	16	386
LEG Immobilien AG	2	118
		965
HONG KONG - 15.9%
Fortune REIT	283	286
Henderson Land Development Co. Ltd.	15	104
Hongkong Land Holdings Ltd.	64	431
Kerry Properties Ltd.	57	206
Link Real Estate Investment Trust	47	294
New World Development Co. Ltd.	294	338
Sun Hung Kai Properties Ltd.	63	954
Wharf Holdings Ltd.	76	546
		3,159
JAPAN - 24.4%
Advance Residence Investment Corp.	—	83
Industrial & Infrastructure Fund Investment Corp.	—	37
Japan Excellent Inc.	—	215
Japan Hotel REIT Investment Corp.	—	167
Japan Logistics Fund Inc.	—	148
Kenedix Realty Investment Corp.	—	379
Kenedix Residential Investment Corp.	—	120
Mitsubishi Estate Co. Ltd.	32	674
Mitsui Fudosan Co. Ltd.	44	1,188
Mori Hills REIT Investment Corp.	—	42
Nippon Building Fund Inc.	—	472
Nippon Prologis REIT Inc.	—	189
Nomura Real Estate Office Fund Inc.	—	45
Orix JREIT Inc.	—	256
Sumitomo Realty & Development Co. Ltd.	19	647
Tokyo Tatemono Co. Ltd.	26	189
Top REIT Inc.	—	9
		4,860
LUXEMBOURG - 1.2%
GAGFAH SA (a)	11	247

NETHERLANDS - 1.1%
Corio NV	4	212

NORWAY - 0.3%
Norwegian Property ASA (a)	51	69

SINGAPORE - 6.8%
Ascendas REIT	55	99
CapitaCommercial Trust	62	82
CapitaLand Ltd.	93	231
CDL Hospitality Trusts	64	84
Global Logistic Properties Ltd.	210	391
K-Reit Asia	180	165
Keppel DC REIT (a)	187	138
Keppel Land Ltd.	30	77
Mapletree Greater China Commercial Trust	107	77
		1,344
SWEDEN - 2.9%
Hemfosa Fastigheter AB (a)	3	67
Kungsleden AB	26	189
Wihlborgs Fastigheter AB	18	326
		582
UNITED KINGDOM - 13.5%
British Land Co. Plc	26	320
Capital & Counties Properties Plc	46	257
Great Portland Estates Plc	24	272
Hammerson Plc	23	218
Land Securities Group Plc	49	874
Londonmetric Property Plc	83	197
Safestore Holdings Plc	35	128
Tritax Big Box REIT Plc	72	121
Unite Group Plc	42	303
		2,690
Total Common Stocks (cost $20,230)		19,638

WARRANTS - 0.0%
Sun Hung Kai Properties Ltd. (a)	3	7
Total Warrants (cost $0)		7

SHORT TERM INVESTMENTS - 0.1%

Investment Company - 0.1%
JNL Money Market Fund, 0.01% (b) (c)	15	15
Total Short Term Investments (cost $15)		15

Total Investments - 98.7% (cost $20,245)		19,660
Other Assets and Liabilities, Net - 1.3%		262
Total Net Assets - 100.0%		$19,922

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian/DFA U.S. Micro Cap Fund *

	Shares/Par †	Value
COMMON STOCKS - 100.1%

CONSUMER DISCRETIONARY - 16.0%
Asbury Automotive Group Inc. (a)	3	$216
Brown Shoe Co. Inc.	11	357
Cato Corp. - Class A	5	229
Churchill Downs Inc.	3	322
Core-Mark Holding Co. Inc.	4	253
Krispy Kreme Doughnuts Inc. (a)	11	218
Matthews International Corp. - Class A	5	262
Popeyes Louisiana Kitchen Inc. (a)	4	235
Rent-A-Center Inc.	7	269
Sonic Corp.	8	222
Other Securities		12,328
		14,911
CONSUMER STAPLES - 3.5%
Cal-Maine Foods Inc. (b)	8	301
Pantry Inc. (a)	6	220
Other Securities		2,718
		3,239

ENERGY - 3.5%
Other Securities		3,208

FINANCIALS - 19.0%
BancFirst Corp.	3	221
HFF Inc. - Class A	7	256
Park National Corp. (b)	3	231
Pinnacle Financial Partners Inc.	6	233
South State Corp. (b)	3	216
Other Securities		16,570
		17,727

HEALTH CARE - 10.5%
Amedisys Inc. (a)	8	238
Auxilium Pharmaceuticals Inc. (a) (b)	12	417
Cantel Medical Corp.	7	290
Natus Medical Inc. (a)	6	216
Tornier BV (a)	11	291
Wright Medical Group Inc. (a)	12	311
Other Securities		8,048
		9,811
INDUSTRIALS - 18.7%
AAON Inc.	10	233
Korn/Ferry International (a)	8	218
Matson Inc.	8	277
Meritor Inc. (a)	14	216
Saia Inc. (a)	5	275
Tennant Co.	3	224
Other Securities		16,018
		17,461
INFORMATION TECHNOLOGY - 19.3%
Cirrus Logic Inc. (a)	9	214
comScore Inc. (a)	7	337
Constant Contact Inc. (a)	8	282
Cray Inc. (a)	11	373
Ellie Mae Inc. (a) (b)	6	253
Infinera Corp. (a) (b)	21	303
Methode Electronics Inc.	7	238
Monolithic Power Systems Inc.	9	442
NetScout Systems Inc. (a)	7	253
Omnivision Technologies Inc. (a)	11	275
Rambus Inc. (a)	24	262
Rogers Corp. (a)	3	213
Spansion Inc. - Class A (a)	9	317
Tessera Technologies Inc.	12	428
TriQuint Semiconductor Inc. (a)	39	1,062
Other Securities		12,746
		17,998
MATERIALS - 5.6%
A. Schulman Inc.	5	217
Century Aluminum Co. (a)	11	262
Other Securities		4,736
		5,215
TELECOMMUNICATION SERVICES - 1.8%
Consolidated Communications Holdings Inc. (b)	10	276
Other Securities		1,429
		1,705
UTILITIES - 2.2%
American States Water Co.	7	249
Northwest Natural Gas Co. (b)	5	230
Other Securities		1,547
		2,026
Total Common Stocks (cost $75,514)		93,301

RIGHTS - 0.0%
Other Securities		—
Total Rights (cost $0)		—

WARRANTS - 0.0%
Other Securities		—
Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 11.8%

Investment Company - 0.0%
JNL Money Market Fund, 0.01% (f) (g)	32	32

Securities Lending Collateral - 11.8%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (g)	3,000	3,000
Fidelity Institutional Money Market Portfolio, 0.09% (g)	4,000	4,000
Repurchase Agreement with CSI, 0.07% (Collateralized by $4,059 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $2,040) acquired on 12/31/14, due 01/02/15 at $2,000	$2,000	2,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $663 U.S. Treasury Bond, 6.25%, due 05/15/30, value $994 and $1,096 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,052) acquired on 12/31/14, due 01/02/15 at $2,007	2,007	2,007
		11,007
Total Short Term Investments (cost $11,039)		11,039

Total Investments - 111.9% (cost $86,553)		104,340
Other Assets and Liabilities, Net - (11.9%)		(11,125)
Total Net Assets - 100.0%		$93,215

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

(d)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(e)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(f)	Investment in affiliate.
(g)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act, as amended.  As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Magnum Hunter Resources Corp.	09/12/2012	$—	$—	—%
Transcept Pharmaceuticals, Inc.	10/24/2014	—	—	—
		$—	$—	—%

See accompanying Notes to Financial Statements.

Curian/DoubleLine Total Return Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 37.4%
Anchorage Capital CLO 3 Ltd., 2.48%, 04/28/26 (a) (b)	$1,500	$1,457
Apidos CDO, 1.68%, 01/19/25 (a) (b)	845	839
ARES CLO Ltd., 2.23%, 04/17/26 (a) (b)	500	484
Ares IIIR/IVR CLO Ltd., 0.45%, 04/16/21 (a) (b)	794	783
Avery Point CLO Ltd.
3.68%, 07/17/25 (a) (b)	500	468
2.33%, 04/25/26 (a) (b)	500	487
3.33%, 04/25/26 (a) (b)	500	488
3.73%, 04/25/26 (a) (b)	500	467
Avery Point III CLO Ltd., 1.63%, 01/18/25 (a) (b)	500	493
Babson CLO Ltd.
1.33%, 04/20/25 (a) (b)	1,000	980
3.23%, 01/15/26 (a) (b)	1,000	971
Baker Street Funding CLO Ltd., 0.69%, 12/15/18 (a) (b)	500	490
Ballyrock CLO LLC
3.43%, 10/20/26 (a) (b)	500	484
3.98%, 10/20/26 (a) (b)	500	472
Banc of America Re-Remic Trust REMIC, 2.72%, 06/15/18 (a) (b)	2,000	1,963
Bear Stearns Asset Backed Securities I Trust REMIC, 6.00%, 03/25/36	5,616	5,000
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.90%, 09/11/17 (a)	4,400	4,469
5.61%, 08/11/16 (a)	2,000	2,052
Birchwood Park CLO Ltd. REMIC, 3.38%, 07/15/26 (a) (b)	250	245
Black Diamond CLO Delaware Corp., 0.52%, 06/20/17 (a) (b)	296	295
BlackRock Senior Income Series IV, 0.47%, 04/20/19 (a) (b)	448	444
Carlyle Global Market Strategies Ltd., 1.75%, 04/17/25 (a) (b)	1,000	996
Carlyle High Yield Partners VIII Ltd., 0.61%, 05/21/21 (a) (b)	500	481
Catamaran CLO Ltd.
2.03%, 04/20/26 (a) (b)	500	478
2.88%, 04/20/26 (a) (b)	500	470
Cent CLO 19 Ltd., 1.56%, 10/29/25 (a) (b)	500	492
Cent CLO 22 Ltd., 3.43%, 11/07/26 (a) (b)	1,000	970
Cent CLO LP, 3.23%, 01/25/26 (a) (b)	1,000	961
CGBAM Commercial Mortgage Trust REMIC, 2.16%, 02/15/19 (a) (b)	1,600	1,593
CHL Mortgage Pass-Through Trust REMIC
6.00%, 02/25/37	8,035	7,480
5.44%, 01/25/38	7,220	6,309
Citigroup Commercial Mortgage Trust REMIC, 3.64%, 09/10/24	1,766	1,837
Citigroup Mortgage Loan Trust REMIC, 6.15%, 05/25/37 (a) (b)	8,089	7,629
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.37%, 12/11/49 (a)	3,400	3,527
CitiMortgage Alternative Loan Trust REMIC
6.00%, 09/25/36	4,532	3,974
6.00%, 05/25/37	4,024	3,511
COMM Mortgage Trust Interest Only REMIC, 1.21%, 05/10/47 (a)	38,751	2,909
Commercial Mortgage Pass-Through Certificates REMIC
4.72%, 08/10/24 (a)	1,500	1,571
4.41%, 07/13/16 (a) (b)	4,794	4,770
Commercial Mortgage Trust REMIC
3.82%, 05/10/24	1,766	1,872
3.59%, 10/10/24	1,766	1,837
5.82%, 07/10/16 (a)	2,000	2,052
Credit Suisse Commercial Mortgage Trust REMIC, 5.90%, 07/15/17 (a)	4,500	4,870
Credit Suisse First Boston Mortgage Securities Corp. REMIC
6.00%, 10/25/35	8,845	6,539
6.00%, 12/25/35	13,387	11,598
Credit Suisse Mortgage Capital Certificates REMIC, 6.00%, 03/25/36	10,170	9,154
CSMC Trust REMIC, 2.64%, 11/27/37 (a) (b)	15,500	14,244
Dryden XI-Leveraged Loan CDO, 1.83%, 04/12/20 (a) (b)	1,000	966
Dryden XXIV Senior Loan Fund, 4.98%, 11/15/23 (a) (b)	250	253
Dryden XXV Senior Loan Fund, 4.23%, 01/15/25 (a) (b)	500	485
Eaton Vance CDO IX Ltd., 0.46%, 04/20/19 (a) (b)	51	51
Eaton Vance CDO VIII Ltd., 0.88%, 08/15/22 (a) (b)	250	241
First Horizon Alternative Mortgage Securities Trust REMIC, 6.00%, 05/25/36	8,838	7,629
Franklin CLO V Ltd., 0.50%, 06/15/18 (a) (b)	725	720
Galaxy CLO Ltd., 0.64%, 06/13/18 (a)	915	911
GMACM Mortgage Loan Trust REMIC, 5.75%, 07/25/35	5,103	4,772
Goldentree Loan Opportunities VI Ltd., 4.43%, 04/17/22 (a) (b)	250	248
Greenwich Capital Commercial Funding Corp. REMIC
6.05%, 09/10/17 (a)	4,000	4,186
5.48%, 02/10/17	3,550	3,721
GS Mortgage Securities Trust REMIC
5.52%, 02/10/16 (a)	1,525	1,567
3.63%, 11/13/24	1,500	1,561
Halcyon Loan Advisors Funding Ltd.
3.23%, 08/15/23 (a) (b)	500	486
3.10%, 12/20/24 (a) (b)	1,430	1,362
2.93%, 08/01/25 (a) (b)	250	236
4.03%, 08/01/25 (a) (b)	1,000	951
1.79%, 04/18/26 (a) (b)	1,000	995
IndyMac INDA Mortgage Loan Trust REMIC, 2.58%, 09/25/36 (a)	10,114	8,614
ING IM CLO Ltd.
5.23%, 04/15/24 (a) (b)	250	224
1.68%, 01/18/26 (a) (b)	1,000	991
ING Investment Management CLO II Ltd., 1.83%, 08/01/20 (a)	1,000	945
ING Investment Management Co.
2.09%, 03/14/22 (a) (b)	500	498
2.99%, 03/14/22 (a) (b)	500	498
Jamestown CLO Ltd., 1.73%, 07/15/26 (a) (b)	500	496
JPMBB Commercial Mortgage Securities Trust REMIC
4.66%, 07/15/24 (a)	2,000	2,086
3.49%, 12/15/24	950	974
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.37%, 05/15/47	2,471	2,563
5.70%, 02/12/49 (a)	2,000	2,112
6.07%, 02/12/51 (a)	1,245	1,311
JPMorgan Mortgage Acquisition Trust REMIC, 0.28%, 05/25/37 (a)	4,859	4,725

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
JPMorgan Resecuritization Trust REMIC, 6.41%, 03/26/37 (a) (b)	6,112	4,732
KKR Financial CLO Corp., 0.58%, 05/15/21 (a) (b)	375	372
Landmark VI CDO Ltd., 4.98%, 01/14/18 (a)	500	500
Landmark VII CDO Ltd., 0.68%, 07/15/18 (a) (b)	500	499
Lavender Trust REMIC, 6.25%, 10/26/36 (b)	2,645	2,811
LB-UBS Commercial Mortgage Trust REMIC
5.48%, 02/15/40	2,000	2,080
5.49%, 02/15/40 (a)	3,000	3,163
LCM LP
1.76%, 07/15/26 (a) (b)	1,000	995
3.86%, 07/15/26 (a) (b)	500	471
LCM VI Ltd., 1.04%, 05/28/19 (a) (b)	1,000	971
LCM X LP
2.13%, 04/15/22 (a) (b)	500	498
3.08%, 04/15/22 (a) (b)	500	494
LCM XI LP
2.38%, 04/19/22 (a) (b)	500	491
4.18%, 04/19/22 (a) (b)	250	243
LCM XII LP, 1.70%, 10/19/22 (a) (b)	1,000	998
LCM XIV LP, 3.73%, 07/15/25 (a) (b)	500	470
LCM XV LP, 3.33%, 08/25/24 (a) (b)	1,000	979
Lehman Mortgage Trust REMIC, 5.50%, 11/25/35	3,060	2,887
Madison Park Funding IV Ltd., 1.68%, 03/22/21 (a) (b)	500	476
Madison Park Funding Ltd.
3.83%, 08/15/22 (a)	250	253
3.33%, 07/20/26 (a) (b)	500	489
Madison Park Funding XV Ltd., 3.94%, 01/27/26 (a) (b)	500	479
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.83%, 02/15/24 (a) (b)	2,000	1,926
4.49%, 09/15/24 (a)	1,500	1,506
3.53%, 11/15/24	2,000	2,073
4.00%, 12/15/24 (a)	2,000	1,927
Morgan Stanley Capital I Trust REMIC, 3.69%, 08/11/21 (a) (b)	2,000	2,024
Morgan Stanley Mortgage Loan Trust REMIC
5.75%, 04/25/37 (a)	2,073	1,619
6.00%, 08/25/37	3,928	3,730
Nautique Funding Ltd., 1.93%, 04/15/20 (a) (b)	500	480
Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 2.60%, 02/25/36 (a)	2,850	2,452
North End CLO Ltd.
2.98%, 07/17/25 (a) (b)	1,000	948
3.73%, 07/17/25 (a) (b)	500	466
NYLIM Flatiron CLO Ltd., 0.47%, 08/08/20 (a) (b)	260	259
Oaktree CLO, 3.98%, 02/13/25 (a) (b)	250	236
Octagon Investment Partners XX Ltd., 1.68%, 08/12/26 (b)	1,500	1,485
Octagon Investment Partners XXI Ltd.
3.43%, 11/14/26 (a) (b)	1,000	981
3.88%, 11/14/26 (a) (b)	1,000	942
Octagon Investment Partners XXII Ltd., 4.87%, 11/22/25 (a) (b)	1,000	1,000
OZLM Funding V Ltd., 1.73%, 01/17/26 (a) (b)	1,000	991
Pinnacle Park CLO Ltd., 3.33%, 04/15/26 (a) (b)	1,500	1,469
PR Mortgage Loan Trust REMIC, 5.93%, 09/25/47 (a) (b)	14,556	14,842
Race Point IV CLO Ltd.
0.98%, 08/01/21 (a) (b)	500	486
2.23%, 08/01/21 (a) (b)	500	488
RALI Trust REMIC
3.41%, 09/25/35 (a)	5,829	4,710
3.76%, 01/25/36 (a)	10,957	8,760
6.00%, 05/25/36	8,698	7,295
RBSGC Mortgage Loan Trust REMIC
0.62%, 01/25/37 (a)	10,249	7,106
6.75%, 01/25/37	14,694	13,603
Interest Only, 5.88%, 01/25/37 (a)	10,249	2,057
Regatta V Funding Ltd., 1.79%, 10/25/26 (a) (b)	1,000	995
Residential Accredit Loans Inc. Trust REMIC, 6.00%, 04/25/36	6,862	5,680
Residential Asset Securitization Trust REMIC
6.00%, 07/25/36	7,433	6,565
0.62%, 04/25/37 (a)	10,611	5,958
45.08%, 04/25/37 (a)	1,384	3,012
Residential Funding Mortgage Securities Inc. Trust REMIC
6.00%, 07/25/36	1,324	1,206
6.00%, 11/25/36	7,615	6,930
6.00%, 02/25/37	2,853	2,557
6.00%, 04/25/37	5,978	5,273
6.00%, 07/25/37	5,639	5,106
RFMSI Trust REMIC, 5.50%, 05/25/35	8,376	8,576
Slater Mill Loan Fund LP, 2.88%, 08/17/22 (a) (b)	500	500
Sound Harbor Loan Fund Ltd., 1.73%, 10/30/26 (a) (b)	1,000	990
Springleaf Mortgage Loan Trust REMIC
6.00%, 06/25/58 (a) (b)	10,000	10,493
6.00%, 12/25/65 (a) (b)	10,000	10,214
STARM Mortgage Loan Trust REMIC, 2.82%, 04/25/37 (a)	3,561	2,760
Steele Creek CLO Ltd., 1.83%, 08/21/26 (a) (b)	250	249
Structured Adjustable Rate Mortgage Loan Trust REMIC, 2.42%, 11/25/35 (a)	18,390	16,475
Thacher Park CLO, 3.76%, 10/20/26 (a) (b)	1,000	937
TimberStar Trust 1, 6.21%, 10/15/36 (b)	1,375	1,429
Venture CDO Ltd., 1.73%, 04/15/26 (a) (b)	500	497
Venture XIV CLO Ltd.
2.09%, 08/28/25 (a) (b)	500	480
3.99%, 08/28/25 (a) (b)	500	474
Venture XVII CLO Ltd.
1.71%, 07/15/26 (a) (b)	500	496
2.33%, 07/15/26 (a) (b)	500	487
Voya CLO Ltd., 1.73%, 10/14/26 (a) (b)	1,000	995
Wachovia Bank Commercial Mortgage Trust REMIC
5.94%, 02/15/51 (a)	5,000	5,240
5.38%, 12/15/43	2,000	2,122
Washington Mill CLO Ltd.
2.28%, 04/20/26 (a) (b)	500	479
3.23%, 04/20/26 (a) (b)	500	480
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust REMIC
6.00%, 07/25/36 (a)	7,123	5,891
6.00%, 07/25/36	3,989	3,299
5.50%, 04/25/37	6,003	5,494
Wells Fargo Alternative Loan Trust REMIC
6.00%, 07/25/37	9,677	9,076
6.25%, 11/25/37	3,135	2,982
Wells Fargo Mortgage Backed Securities REMIC
3.41%, 12/15/24	1,138	1,165
3.96%, 12/15/24	1,761	1,805
Wells Fargo Mortgage Backed Securities Trust REMIC
5.50%, 03/25/36	5,786	5,992
6.00%, 04/25/37	4,292	4,258

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
6.00%, 06/25/37	9,562	9,677
WF-RBS Commercial Mortgage Trust REMIC
Interest Only, 1.32%, 03/15/47 (a)	23,739	1,848
Interest Only, 0.96%, 11/15/47 (a)	29,475	2,003
WG Horizons CLO I, 1.94%, 05/24/19 (a) (b)	1,000	964
Total Non-U.S. Government Agency Asset-Backed Securities (cost $453,972)		456,654

GOVERNMENT AND AGENCY OBLIGATIONS - 56.4%

GOVERNMENT SECURITIES - 4.9%

U.S. Treasury Securities - 4.9%
U.S. Treasury Note, 0.38%, 08/31/15	60,000	60,075

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 51.5%

Federal Home Loan Mortgage Corp. - 27.4%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43 - 10/01/43	114,165	115,428
4.00%, 09/01/43 - 02/01/44	21,750	23,373
REMIC, 3.00%, 02/15/32 - 03/15/41	167,947	171,735
REMIC, 3.50%, 09/15/33	5,000	5,222
REMIC, 4.50%, 01/15/40	1,413	1,474
REMIC, 6.79%, 06/15/42 (a)	2,202	1,994
REMIC, 5.21%, 01/15/43 (a)	5,045	4,123
REMIC, 4.00%, 11/15/44	1,493	1,531
REMIC, Interest Only, 6.34%, 11/15/40 - 12/15/40 (a)	40,237	7,226
REMIC, Interest Only, 5.74%, 01/15/54 (a)	14,564	2,388
		334,494
Federal National Mortgage Association - 22.8%
Federal National Mortgage Association
4.50%, 04/01/26	10,317	11,145
3.00%, 09/01/33 - 10/01/33	126,531	130,614
3.50%, 09/01/43	35,739	37,292
3.50%, 01/01/45, TBA (c)	15,000	15,401
REMIC, 1.50%, 03/25/28	12,642	12,305
REMIC, 3.00%, 06/25/33 - 12/25/44	52,281	51,332
REMIC, 4.00%, 10/25/40	5,242	5,500
REMIC, 2.00%, 09/25/41	9,828	9,633
REMIC, Interest Only, 6.51%, 12/25/25 (a)	5,401	855
REMIC, Interest Only, 6.43%, 02/25/35 (a)	15,057	2,847
REMIC, Interest Only, 6.33%, 09/25/41 (a)	4,575	937
		277,861
Government National Mortgage Association - 1.3%
Government National Mortgage Association REMIC
9.37%, 12/20/40 (a)	6,000	6,751
Interest Only, 5.93%, 03/20/40 (a)	25,282	3,245
Principal Only, 0.00%, 03/16/33 (d)	6,023	5,954
		15,950
Total Government and Agency Obligations (cost $665,980)		688,380

SHORT TERM INVESTMENTS - 7.1%

Investment Company - 7.1%
JNL Money Market Fund, 0.01% (e) (f)	86,863	86,863
Total Short Term Investments (cost $86,863)		86,863

Total Investments - 100.9% (cost $1,206,815)		1,231,897
Other Assets and Liabilities, Net - (0.9%)		(11,579)
Total Net Assets - 100.0%		$1,220,318

(a)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $131,749 which represented 10.8% of net assets.

(c)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2014, the total cost of investments purchased on a delayed delivery basis was $15,438.
(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Investment in affiliate.
(f)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

COMMON STOCKS - 1.9%

GERMANY - 0.4%
Deutsche Wohnen AG	70	$1,659

LUXEMBOURG - 0.4%
GAGFAH SA (a)	75	1,668

SINGAPORE - 0.6%
Yoma Strategic Holdings Ltd. (a)	4,848	2,407

SRI LANKA - 0.4%
Commercial Bank of Ceylon Plc	161	210
Dialog Axiata Plc	2,178	221
Hatton National Bank Plc	140	207
John Keells Holdings Plc	531	1,012
		1,650
UNITED KINGDOM - 0.1%
Genel Energy Plc (a)	59	641
Total Common Stocks (cost $7,658)		8,025

CORPORATE BONDS AND NOTES - 1.2%

ETHIOPIA - 0.1%
Ethiopian Railways Corp. Term Loan, 4.07%, 08/01/21 (b) (c) (d) (e)	$572	572

GEORGIA - 0.6%
Bank of Georgia JSC, 7.75%, 07/05/17	2,312	2,370

RUSSIAN FEDERATION - 0.5%
Gazprom OAO Via Gaz Capital SA, 4.30%, 11/12/15 (f)	2,095	2,042
Total Corporate Bonds and Notes (cost $5,114)		4,984

GOVERNMENT AND AGENCY OBLIGATIONS - 61.9%

ALBANIA - 0.2%
Albania Government International Bond, 7.50%, 11/04/15, EUR	622	779

ARGENTINA - 3.8%
Argentina Boden Bond, 7.00%, 10/03/15	8,228	7,974
Argentina Bonar Bond, 8.75%, 05/07/24	4,155	3,994
Argentina Republic Government International Bond, 8.28%, 12/31/33 (g)	4,419	3,944
		15,912
BARBADOS - 0.8%
Barbados Government International Bond 6.63%, 12/05/35 (f)	723	611

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
6.63%, 12/05/35	3,505	2,962
		3,573
BELARUS - 0.9%
Republic of Belarus
8.75%, 08/03/15	2,959	2,786
8.95%, 01/26/18	883	810
		3,596
BERMUDA - 0.6%
Bermuda Government International Bond, 4.85%, 02/06/24 (f)	2,524	2,625

CROATIA - 0.5%
Croatia Government International Bond, 6.25%, 04/27/17	2,002	2,123

CYPRUS - 1.6%
Cyprus Government International Bond, 3.75%, 11/01/15 (f), EUR	5,719	6,865

DOMINICAN REPUBLIC - 1.7%
Dominican Republic Central Bank Note, 12.00%, 04/05/19 (f), DOP	27,490	635
Dominican Republic International Bond
14.00%, 04/30/21 (f), DOP	15,500	383
15.95%, 06/04/21 (f), DOP	30,000	824
14.50%, 02/10/23 (f), DOP	4,200	104
14.50%, 02/10/23, DOP	48,400	1,196
11.50%, 05/10/24 (f), DOP	49,000	1,102
18.50%, 02/04/28, DOP	96,500	2,807
18.50%, 02/04/28 (f), DOP	1,900	55
		7,106
ECUADOR - 3.4%
Ecuador Government International Bond
9.38%, 12/15/15	2,611	2,546
7.95%, 06/20/24 (f)	6,282	5,371
7.95%, 06/20/24	7,243	6,193
		14,110
IRAQ - 1.9%
Republic of Iraq, 5.80%, 01/15/28	9,554	7,978

JORDAN - 0.4%
Jordan Government International Bond, 3.88%, 11/12/15	1,679	1,683

LEBANON - 7.0%
Lebanon Government International Bond
4.10%, 06/12/15	1,720	1,707
8.50%, 08/06/15 - 01/19/16	7,055	7,366
Lebanon Treasury Note
7.54%, 01/15/15, LBP	4,101,650	2,717
5.94%, 02/05/15, LBP	2,967,560	1,967
6.50%, 04/02/15 - 09/03/15, LBP	23,742,300	15,817
		29,574
MACEDONIA - 2.8%
Former Yugoslav Republic of Macedonia, 3.98%, 07/24/21 (f), EUR	9,900	11,858

MOZAMBIQUE - 0.4%
Republic of Mozambique, 6.31%, 09/11/20	1,619	1,579

NEW ZEALAND - 2.8%
New Zealand Government Bond, 5.50%, 04/15/23, NZD	3,604	3,176
New Zealand Government Inflation Indexed Bond
2.06%, 09/20/25 (h), NZD	3,487	2,796
3.06%, 09/20/30 (h), NZD	6,743	5,925
		11,897
PAKISTAN - 1.6%
Pakistan Government International Bond
7.13%, 03/31/16	979	993
6.88%, 06/01/17	1,016	1,029
7.25%, 04/15/19 (f)	2,546	2,583
8.25%, 04/15/24 (f)	1,954	2,008
		6,613
PHILIPPINES - 0.9%
Philippine Government International Bond
4.95%, 01/15/21, PHP	124,000	2,876
6.25%, 01/14/36, PHP	44,000	1,106
		3,982
RWANDA - 0.7%
Rwanda International Government Bond, 6.63%, 05/02/23 (l)	2,876	2,899

SERBIA - 7.5%
Republic of Serbia, 5.25%, 11/21/17	1,814	1,863
Serbia Treasury Bond
10.00%, 05/16/15 - 06/05/21, RSD	2,437,220	24,201
11.50%, 10/26/15, RSD	379,400	3,874
4.00%, 11/08/16, EUR	1,216	1,468
		31,406
SLOVENIA - 7.2%
Slovenia Government Bond
4.38%, 01/18/21, EUR	2,582	3,599
4.63%, 09/09/24, EUR	1,915	2,818
5.13%, 03/30/26, EUR	5,689	8,727
Slovenia Government International Bond
4.13%, 02/18/19	4,296	4,500
5.50%, 10/26/22	2,695	2,988
5.85%, 05/10/23	1,325	1,498
5.85%, 05/10/23 (f)	5,263	5,951
		30,081

SRI LANKA - 3.6%
Sri Lanka Government Bond
6.50%, 07/15/15, LKR	200,000	1,526
8.00%, 09/01/16, LKR	945,870	7,360
Sri Lanka Government International Bond
6.25%, 10/04/20 - 07/27/21	1,600	1,671
5.88%, 07/25/22	4,702	4,778
		15,335
TANZANIA - 1.7%
Tanzania Government International Bond, 6.33%, 03/08/20 (d)	6,828	7,135

TURKEY - 3.6%
Turkey Government Inflation Indexed Bond
4.00%, 04/01/20 (i), TRY	340	163
3.00%, 01/06/21 - 07/21/21 (i), TRY	32,393	14,968
2.00%, 10/26/22 (i), TRY	458	200
		15,331
UGANDA - 0.8%
Republic of Uganda Government Bond
14.12%, 12/01/16, UGX	4,932,000	1,763
14.62%, 11/01/18, UGX	4,322,500	1,549
		3,312
UNITED STATES OF AMERICA - 1.0%
Federal Home Loan Mortgage Corp. Interest Only REMIC, 5.94%, 06/15/32 (d)	4,836	801
Federal National Mortgage Association REMIC
Interest Only, 6.03%, 03/25/33 (d)	1,707	337
Interest Only, 5.88%, 11/25/38 (d)	4,748	557
Interest Only, 6.08%, 07/25/42 - 04/25/43 (d)	8,731	1,553

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

	Shares/Par/Contracts †	Value
Interest Only, 5.98%, 01/25/43 (d)	4,348	834
		4,082
VENEZUELA - 2.9%
Venezuela Government International Bond
7.00%, 03/16/15, EUR	299	310
5.75%, 02/26/16	19,012	11,863
		12,173
ZAMBIA - 1.6%
Zambia Government International Bond, 8.50%, 04/14/24 (f)	6,124	6,707
Total Government and Agency Obligations (cost $276,435)		260,314

INVESTMENT COMPANIES - 0.6%
Fondul Proprietatea SA	10,011	2,413
Total Investment Companies (cost $2,514)		2,413

PURCHASED OPTIONS - 2.3%
Australian Dollar versus USD Call Option, Strike Price 0.85, Expiration 04/29/15, CIT, JPM	14,829,555	753
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.20, Expiration 03/05/15, DUB, SCB	21,723,226	243
Chinese Offshore Yuan versus USD Call Option, Strike Price CNH 6.20, Expiration 03/06/15, SCB	7,076,774	80
Euro versus USD Call Option, Strike Price 1.21, Expiration 07/30/15, CIT	16,348,000	426
Euro versus USD Call Option, Strike Price 1.28, Expiration 11/01/16, DUB	12,510,000	812
Euro versus USD Call Option, Strike Price 1.30, Expiration 07/30/15, CIT	11,877,000	829
Euro versus USD Call Option, Strike Price 1.38, Expiration 04/29/15, CIT	7,422,643	918
Euro versus USD Call Option, Strike Price 1.38, Expiration 10/29/19, GSI	12,510,000	1,208
Euro versus USD Put Option, Strike Price 1.35, Expiration 7/30/15, CIT	11,877,000	1,202
Japanese Yen versus USD Call Option, Strike Price JPY 105, Expiration 06/22/15, CIT, DUB, GSI	23,881,000	2,971
Nikkei 225 Index Call Option, Strike Price JPY 16,000, Expiration 05/13/16, GSI	15	322
Total Purchased Options (cost $3,690)		9,764

SHORT TERM INVESTMENTS - 32.2%

Investment Company - 12.3%
JNL Money Market Fund, 0.01% (j) (k)	51,674	51,674

Repurchase Agreements - 2.3%

Spain - 2.3%
Repurchase Agreement with NSI, (0.15)% (Collateralized by EUR 5,943 Spain Government Bond, 5.40%, due 01/31/23, value EUR 7,784) acquired on 11/28/14, due 01/09/15 at $9,618 (e), EUR	7,949	9,618

Treasury Securities - 17.6%
Lebanon Treasury Bill
0.00%, 01/22/15, LBP	1,987,530	1,311
0.00%, 02/05/15, LBP	4,885,530	3,220
0.00%, 02/19/15, LBP	4,955,010	3,260
Mexico Cetes, 0.20%, 05/28/15, MXN	15,070	10,089
Philippine Treasury Bill, 0.02%, 02/04/15, PHP	16,870	376
Republic of Croatia Ministry of Finance, 0.00%, 02/12/15, EUR	8,738	10,561

	Shares/Par †
Republic of Uganda Treasury Bill
0.00%, 01/22/15, UGX	534,000	192
0.00%, 05/14/15, UGX	949,200	328
0.00%, 05/28/15, UGX	1,224,100	420
0.00%, 06/11/15, UGX	1,992,900	681
0.00%, 06/24/15, UGX	557,000	189
0.00%, 09/03/15, UGX	595,000	197
Serbia Treasury Bill
0.08%, 01/29/15, RSD	235,690	2,337
0.00%,,11/26/15, EUR	3,817	4,501
Sri Lanka Treasury Bill
0.05%, 02/06/15, LKR	1,486,630	11,269
0.05%, 09/11/15, LKR	355,380	2,601
U.S. Treasury Bill
0.02%, 01/15/15	$10,000	10,000
0.04%, 04/02/15 (l)	10,000	9,999
Uruguay Treasury Bill
0.54%, 01/16/15, UYU	14,340	587
0.55%, 02/20/15, UYU	5,660	229
0.49%, 08/20/15, UYU	13,080	494
0.50%, 10/08/15, UYU	20,240	752
0.49%, 01/14/16, UYU	2,000	72
0.47%, 07/28/16, UYU	5,615	188
		73,853
Total Short Term Investments (cost $138,529)		135,145

Total Investments - 100.1% (cost $433,940)		420,645
Total Securities Sold Short - (2.2%) (proceeds $8,072)		(9,419)
Other Assets and Liabilities, Net - 2.1%		8,944
Total Net Assets - 100.0%		$420,170

SECURITIES SOLD SHORT - 2.2%

GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%

SPAIN - 2.2%
Spain Government Bond, 5.40%, 01/31/23 (f), EUR	5,943	$9,419
Total Securities Sold Short - 2.2% (proceeds $8,072)		$9,419

(a)	Non-income producing security.
(b)	A portion of this security was unfunded at December 31, 2014. See Unfunded Loan Commitments in the Notes to Financial Statements.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(d)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(e)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(f)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $49,723 for long term investments and ($9,419) for securities sold short which represented 11.8% and (2.2%) of net assets, respectively.

(g)	Security is in default relating to principal, dividends and/or interest.
(h)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(i)	Treasury inflation indexed note, par amount is adjusted for inflation.
(j)	Investment in affiliate.
(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Schedule of Written Options

	Expiration Date	Exercise Price		Notional Contracts	Value
Foreign Currency Options
Chinese Offshore Yuan versus USD Call Option, DUB	03/05/2015	CNH	6.20	10,927,903	$(122)
Chinese Offshore Yuan versus USD Call Option, GSI	03/05/2015	CNH	6.20	10,795,323	(121)
Chinese Offshore Yuan versus USD Call Option, GSI	03/06/2015	CNH	6.20	7,076,774	(80)
Euro versus USD Call Option, CIT	04/29/2015		1.38	7,422,642	(918)
Euro versus USD Call Option, CIT	07/30/2015		1.30	11,877,000	(829)
Euro versus USD Put Option, CIT	07/30/2015		1.35	11,877,000	(1,202)
Japanese Yen versus USD Call Option, DUB	06/22/2015	JPY	105.00	11,996,000	(1,492)
Japanese Yen versus USD Put Option, GSI	06/22/2015	JPY	105.00	11,885,000	(1,479)
				83,857,642	$(6,243)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at December 31, 2013	33,162,559	$598
Options written during the year	95,765,248	2,982
Options closed during the year	(47)	(122)
Options expired during the year	(45,070,118)	(640)
Options outstanding at December 31, 2014	83,857,642	$2,818

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
10-Year USD Deliverable Interest Rate Swap Future	March 2015	(562)	$(176)
10-Year USD Deliverable Interest Rate Swap Future	March 2015	22	(8)
2-Year USD Deliverable Interest Rate Swap Future	March 2015	(162)	(16)
5-Year USD Deliverable Interest Rate Swap Future	March 2015	(182)	(74)
90-Day Eurodollar Future	March 2016	(334)	(130)
Euro-Bobl Future	March 2015	(267)	(247)
Euro-Bund Future	March 2015	(87)	(145)
Set 50 Index Future	March 2015	(676)	87
SGX CNX Nifty Index Future	January 2015	618	52
Tokyo Price Index Future	March 2015	39	(141)
U.S. Treasury Note Future, 10-Year	March 2015	(24)	(19)
U.S. Treasury Note Future, 5-Year	March 2015	(16)	(2)
			$(819)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
ARS/USD	02/20/2015	CGM	ARS	6,000	$671	$154
ARS/USD	02/20/2015	BOA	ARS	3,000	335	77
ARS/USD	02/23/2015	CGM	ARS	9,000	1,004	228
ARS/USD	02/24/2015	CGM	ARS	7,000	780	176
ARS/USD	02/25/2015	CGM	ARS	19,000	2,115	470
ARS/USD	02/25/2015	BOA	ARS	2,653	295	66
CAD/USD	01/23/2015	GSC	CAD	9,709	8,354	(222)
CAD/USD	01/23/2015	SCB	CAD	8,267	7,113	(152)
CLP/USD	02/20/2015	BNP	CLP	2,864,830	4,698	(77)
CLP/USD	03/19/2015	BNP	CLP	1,947,721	3,187	68
EGP/USD	01/14/2015	CGM	EGP	4,818	669	9
EGP/USD	01/20/2015	CGM	EGP	11,654	1,611	19
EGP/USD	01/22/2015	CGM	EGP	11,655	1,608	17

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/CHF	03/23/2015	CGM	CHF	(7,683)	$(7,739)	$(8)
EUR/CHF	03/30/2015	JPM	CHF	(8,040)	(8,100)	1
EUR/GBP	01/15/2015	SCB	GBP	(2,550)	(3,975)	(31)
EUR/GBP	01/15/2015	BNP	GBP	(5,134)	(8,002)	(127)
EUR/HUF	03/12/2015	BNP	HUF	(1,624,482)	(6,199)	191
EUR/HUF	03/12/2015	JPM	HUF	(187,930)	(717)	18
EUR/HUF	03/17/2015	BOA	HUF	(382,631)	(1,460)	42
EUR/HUF	03/17/2015	BNP	HUF	(381,395)	(1,455)	15
EUR/RON	03/23/2015	JPM	RON	(8,336)	(2,246)	6
EUR/RON	03/23/2015	SCB	RON	(6,846)	(1,844)	4
EUR/RON	03/23/2015	BOA	RON	(16,281)	(4,387)	5
EUR/RON	03/23/2015	BNP	RON	(14,234)	(3,835)	9
EUR/RON	03/31/2015	CGM	RON	(21,516)	(5,795)	(16)
EUR/RON	03/31/2015	DUB	RON	(6,526)	(1,758)	(4)
EUR/USD	01/02/2015	GSC	EUR	111	134	(5)
GBP/EUR	01/15/2015	BNP	EUR	(4,206)	(5,090)	92
GBP/EUR	01/15/2015	MSC	EUR	(2,319)	(2,806)	51
GBP/EUR	01/15/2015	CGM	EUR	(1,513)	(1,831)	59
GBP/EUR	01/15/2015	SCB	EUR	(1,728)	(2,091)	68
IDR/USD	01/16/2015	GSC	IDR	39,325,750	3,169	3
IDR/USD	01/16/2015	GSC	IDR	14,869,400	1,198	(18)
IDR/USD	01/22/2015	DUB	IDR	16,100,550	1,296	35
IDR/USD	01/23/2015	GSC	IDR	14,253,340	1,147	(25)
IDR/USD	01/30/2015	GSC	IDR	8,640,200	694	(4)
IDR/USD	01/30/2015	BNP	IDR	17,371,190	1,396	(9)
IDR/USD	01/30/2015	CGM	IDR	17,288,710	1,390	(10)
IDR/USD	01/30/2015	DUB	IDR	25,939,938	2,085	(26)
IDR/USD	02/13/2015	JPM	IDR	40,877,438	3,277	(24)
IDR/USD	02/20/2015	SCB	IDR	8,992,052	720	(10)
IDR/USD	02/23/2015	SCB	IDR	26,035,676	2,084	(38)
IDR/USD	02/23/2015	GSC	IDR	23,081,040	1,847	(34)
INR/USD	01/20/2015	GSC	INR	127,780	2,018	(46)
INR/USD	01/20/2015	BNP	INR	120,610	1,904	(44)
INR/USD	02/09/2015	SCB	INR	165,375	2,600	(55)
INR/USD	02/09/2015	GSC	INR	177,506	2,791	(59)
INR/USD	02/09/2015	CGM	INR	54,558	858	8
INR/USD	02/18/2015	SCB	INR	71,053	1,115	(24)
INR/USD	02/18/2015	CGM	INR	243,377	3,820	(83)
INR/USD	02/18/2015	DUB	INR	94,259	1,480	(32)
INR/USD	02/18/2015	GSC	INR	14,766	232	(5)
INR/USD	02/23/2015	GSC	INR	195,439	3,065	12
INR/USD	02/23/2015	CGM	INR	353,722	5,547	22
KZT/USD	02/05/2015	DUB	KZT	227,059	1,140	(228)
MXN/USD	01/28/2015	SCB	MXN	60,876	4,120	(353)
MXN/USD	02/12/2015	SCB	MXN	125,014	8,453	(692)
MXN/USD	02/19/2015	SCB	MXN	197,363	13,340	(255)
NOK/EUR	03/11/2015	BNP	EUR	(6,561)	(7,943)	112
NOK/EUR	03/18/2015	SCB	EUR	(1,243)	(1,505)	53
NOK/EUR	03/18/2015	GSC	EUR	(1,878)	(2,275)	167
NOK/EUR	03/18/2015	BNP	EUR	(3,421)	(4,142)	73
NOK/EUR	03/30/2015	CIT	EUR	(3,487)	(4,222)	21
PHP/USD	01/07/2015	CGM	PHP	9,950	222	—
PHP/USD	01/07/2015	BNP	PHP	10,880	243	—
PHP/USD	01/07/2015	DUB	PHP	7,390	165	—
PHP/USD	02/12/2015	BOA	PHP	523,847	11,688	(13)
PLN/EUR	01/16/2015	BOA	EUR	(4,099)	(4,960)	(79)
PLN/EUR	01/16/2015	BNP	EUR	(3,866)	(4,679)	(75)
PLN/EUR	01/20/2015	BNP	EUR	(4,177)	(5,055)	(47)
PLN/USD	01/20/2015	GSC	PLN	1,291	364	(23)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
RON/EUR	03/23/2015	SCB	EUR	(2,079)	$(2,518)	$58
RON/EUR	03/23/2015	JPM	EUR	(1,410)	(1,708)	38
RON/EUR	03/23/2015	BOA	EUR	(2,237)	(2,709)	56
RON/EUR	03/23/2015	CGM	EUR	(4,055)	(4,912)	98
RON/EUR	03/31/2015	CGM	EUR	(3,047)	(3,690)	68
RON/EUR	03/31/2015	BOA	EUR	(3,253)	(3,940)	71
RSD/EUR	03/13/2015	DUB	EUR	(4,124)	(4,993)	(43)
RUB/USD	01/29/2015	BOA	RUB	138,785	2,251	(235)
RUB/USD	01/29/2015	BNP	RUB	8,577	139	(14)
RUB/USD	02/05/2015	BNP	RUB	74,389	1,201	(118)
RUB/USD	02/05/2015	DUB	RUB	106,791	1,725	234
RUB/USD	04/29/2015	JPM	RUB	172,440	2,665	113
RUB/USD	04/29/2015	DUB	RUB	42,590	658	32
TRY/USD	02/18/2015	SCB	TRY	1,924	816	12
TRY/USD	02/18/2015	JPM	TRY	3,848	1,631	(2)
TRY/USD	05/21/2015	DUB	TRY	1,288	535	(19)
TRY/USD	05/21/2015	BOA	TRY	9,818	4,081	(193)
TRY/USD	05/21/2015	MSC	TRY	6,459	2,685	(129)
TRY/USD	05/21/2015	SCB	TRY	4,398	1,828	13
UGX/USD	01/12/2015	CGM	UGX	1,566,230	564	(9)
UGX/USD	01/12/2015	SCB	UGX	736,943	265	(5)
UGX/USD	01/23/2015	CGM	UGX	2,196,000	789	(24)
USD/ARS	02/20/2015	CGM	ARS	(6,000)	(671)	(91)
USD/ARS	02/20/2015	BOA	ARS	(3,000)	(335)	(48)
USD/ARS	02/23/2015	CGM	ARS	(9,000)	(1,003)	(136)
USD/ARS	02/24/2015	CGM	ARS	(7,000)	(780)	(110)
USD/ARS	02/25/2015	BOA	ARS	(2,653)	(295)	(42)
USD/ARS	02/25/2015	CGM	ARS	(19,000)	(2,115)	(291)
USD/AUD	01/12/2015	MSC	AUD	(15,518)	(12,662)	878
USD/AUD	01/30/2015	GSC	AUD	(7,308)	(5,955)	447
USD/AUD	01/30/2015	JPM	AUD	(2,289)	(1,865)	74
USD/CAD	01/23/2015	DUB	CAD	(16,035)	(13,796)	451
USD/CAD	01/23/2015	GSC	CAD	(1,942)	(1,671)	38
USD/EUR	01/02/2015	GSC	EUR	(1,224)	(1,481)	54
USD/EUR	01/16/2015	DUB	EUR	(5,381)	(6,512)	223
USD/EUR	01/16/2015	SCB	EUR	(7,237)	(8,758)	161
USD/EUR	01/21/2015	JPM	EUR	(8,213)	(9,940)	448
USD/EUR	01/28/2015	JPM	EUR	(656)	(794)	43
USD/EUR	02/04/2015	GSC	EUR	(9,738)	(11,788)	572
USD/EUR	02/09/2015	BNP	EUR	(904)	(1,094)	37
USD/EUR	02/09/2015	GSC	EUR	(96)	(116)	3
USD/EUR	02/11/2015	SCB	EUR	(27,588)	(33,395)	864
USD/EUR	02/25/2015	GSC	EUR	(2,707)	(3,277)	106
USD/EUR	03/04/2015	JPM	EUR	(5,865)	(7,101)	95
USD/EUR	03/16/2015	GSC	EUR	(302)	(365)	10
USD/EUR	03/25/2015	GSC	EUR	(4,831)	(5,850)	169
USD/EUR	03/25/2015	DUB	EUR	(5,104)	(6,181)	183
USD/EUR	03/25/2015	CGM	EUR	(3,825)	(4,632)	132
USD/EUR	04/01/2015	DUB	EUR	(12,531)	(15,175)	167
USD/EUR	04/08/2015	GSC	EUR	(1,113)	(1,348)	10
USD/EUR	11/27/2015	SCB	EUR	(3,931)	(4,779)	168
USD/GBP	02/18/2015	SCB	GBP	(410)	(638)	3
USD/JPY	01/16/2015	GSC	JPY	(643,768)	(5,375)	516
USD/JPY	02/18/2015	GSC	JPY	(1,920,114)	(16,036)	455
USD/JPY	03/12/2015	SCB	JPY	(514,172)	(4,295)	31
USD/JPY	03/12/2015	GSC	JPY	(511,890)	(4,276)	49
USD/JPY	04/06/2015	SCB	JPY	(232,971)	(1,947)	11
USD/KZT	02/05/2015	DUB	KZT	(227,059)	(1,140)	72
USD/NZD	01/21/2015	BNP	NZD	(15,644)	(12,182)	122

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/NZD	01/21/2015	DUB	NZD	(5,168)	$(4,024)	$54
USD/NZD	01/21/2015	SCB	NZD	(7,368)	(5,737)	20
USD/NZD	01/30/2015	JPM	NZD	(15,714)	(12,223)	167
USD/NZD	02/04/2015	MSC	NZD	(3,232)	(2,513)	5
USD/NZD	02/04/2015	JPM	NZD	(2,360)	(1,835)	4
USD/NZD	02/04/2015	BNP	NZD	(5,007)	(3,893)	(37)
USD/NZD	02/04/2015	CGM	NZD	(1,990)	(1,547)	(8)
USD/NZD	02/04/2015	SCB	NZD	(3,506)	(2,726)	(22)
USD/NZD	03/16/2015	BNP	NZD	(5,260)	(4,075)	9
USD/RON	02/23/2015	BNP	RON	(9,451)	(2,549)	110
USD/RUB	01/29/2015	BNP	RUB	(147,362)	(2,390)	987
USD/RUB	02/05/2015	JPM	RUB	(89,682)	(1,448)	617
USD/RUB	02/05/2015	BNP	RUB	(91,498)	(1,477)	628
USD/RUB	04/29/2015	JPM	RUB	(215,030)	(3,322)	1,504
USD/SGD	01/02/2015	SCB	SGD	(3,169)	(2,392)	96
USD/SGD	03/02/2015	DUB	SGD	(3,169)	(2,390)	(2)
USD/TRY	05/21/2015	BNP	TRY	(26,343)	(10,952)	208
USD/TRY	05/21/2015	SCB	TRY	(7,448)	(3,096)	54
USD/TRY	05/21/2015	SCB	TRY	(2,640)	(1,097)	(8)
USD/TWD	02/12/2015	GSC	TWD	(183,230)	(5,799)	193
USD/TWD	02/12/2015	BOA	TWD	(199,970)	(6,329)	213
USD/TWD	02/26/2015	DUB	TWD	(174,112)	(5,511)	136
USD/TWD	02/26/2015	GSC	TWD	(90,745)	(2,872)	70
USD/TWD	03/04/2015	JPM	TWD	(170,323)	(5,391)	106
USD/TWD	03/04/2015	BNP	TWD	(98,310)	(3,112)	59
USD/TWD	03/04/2015	DUB	TWD	(15,040)	(476)	(2)
USD/ZAR	01/08/2015	CGM	ZAR	(47,711)	(4,122)	40
USD/ZAR	01/08/2015	JPM	ZAR	(47,323)	(4,089)	39
USD/ZAR	03/09/2015	DUB	ZAR	(41,284)	(3,533)	111
UYU/USD	01/16/2015	CGM	UYU	69,221	2,843	(52)
UYU/USD	01/23/2015	CGM	UYU	69,366	2,846	(49)
UYU/USD	01/23/2015	CIT	UYU	17,205	706	3
UYU/USD	02/06/2015	CGM	UYU	16,000	655	10
UYU/USD	02/13/2015	CGM	UYU	16,000	654	10
UYU/USD	02/27/2015	CGM	UYU	20,790	847	(22)
UYU/USD	02/27/2015	CGM	UYU	14,000	570	5
UYU/USD	03/31/2015	CGM	UYU	17,670	714	(16)
UYU/USD	03/31/2015	CGM	UYU	13,000	525	4
UYU/USD	04/30/2015	CGM	UYU	33,000	1,322	19
					$(297,567)	$10,537

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
CIT	3-Month Kuala Lumpur Interbank Offered Rate	Paying	3.90%	11/27/2019	MYR	26,740	$—	$(42)
DUB	3-Month Kuala Lumpur Interbank Offered Rate	Paying	3.89%	11/28/2019	MYR	11,717	—	(21)
GSI	3-Month Kuala Lumpur Interbank Offered Rate	Paying	3.92%	11/24/2019	MYR	3,250	—	(4)
JPM	3-Month Kuala Lumpur Interbank Offered Rate	Paying	3.90%	11/27/2019	MYR	10,730	—	(17)
SCB	3-Month Kuala Lumpur Interbank Offered Rate	Paying	3.93%	11/25/2019	MYR	10,503	—	(13)
JPM	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.06%	06/04/2023	NZD	1,890	—	(1)
BOA	3-Month Poland Warsaw Interbank Rate	Paying	2.73%	05/27/2018	PLN	72,500	—	882
BOA	Brazil Interbank Deposit Rate	Paying	12.93%	01/04/2016	BRL	156,660	—	24
BOA	Brazil Interbank Deposit Rate	Paying	12.90%	01/04/2016	BRL	17,535	—	1
DUB	Brazil Interbank Deposit Rate	Paying	11.81%	01/02/2017	BRL	96,599	—	(499)
DUB	Brazil Interbank Deposit Rate	Paying	12.19%	01/02/2017	BRL	27,826	—	(77)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements (continued)
DUB	Brazil Interbank Deposit Rate	Paying	12.20%	01/02/2017	BRL	68,694	$—	$(189)
DUB	Brazil Interbank Deposit Rate	Paying	12.03%	01/02/2017	BRL	5,687	—	(22)
DUB	Brazil Interbank Deposit Rate	Paying	12.31%	01/02/2017	BRL	58,823	—	(144)
GSI	Brazil Interbank Deposit Rate	Paying	13.35%	01/04/2016	BRL	69,237	—	102
GSI	Brazil Interbank Deposit Rate	Paying	12.87%	01/04/2016	BRL	91,519	—	(4)
GSI	Brazil Interbank Deposit Rate	Paying	12.87%	01/04/2016	BRL	177,671	—	(9)
GSI	Brazil Interbank Deposit Rate	Paying	12.14%	01/02/2017	BRL	57,124	—	(178)
GSI	Brazil Interbank Deposit Rate	Paying	12.08%	01/02/2017	BRL	67,484	—	(248)
GSI	Brazil Interbank Deposit Rate	Paying	12.02%	01/02/2017	BRL	58,386	—	(236)
GSI	Brazil Interbank Deposit Rate	Paying	12.33%	01/02/2017	BRL	29,412	—	(69)
GSI	Brazil Interbank Deposit Rate	Paying	12.33%	01/02/2017	BRL	66,356	—	(155)
GSI	Brazil Interbank Deposit Rate	Receiving	11.51%	01/02/2023	BRL	30,230	—	167
GSI	Brazil Interbank Deposit Rate	Receiving	11.64%	01/02/2023	BRL	26,372	—	102
BOA	Chilean Interbank Rate	Receiving	3.70%	12/04/2019	CLP	1,976,612	—	(8)
BOA	Chilean Interbank Rate	Receiving	3.75%	12/09/2019	CLP	1,271,963	—	(9)
BOA	Chilean Interbank Rate	Receiving	3.73%	12/09/2019	CLP	637,106	—	(4)
DUB	Chilean Interbank Rate	Receiving	3.70%	08/07/2018	CLP	3,319,072	—	(60)
DUB	Chilean Interbank Rate	Receiving	3.60%	08/08/2018	CLP	3,387,520	—	(40)
DUB	Chilean Interbank Rate	Receiving	3.98%	10/30/2019	CLP	413,550	—	(11)
GSI	Chilean Interbank Rate	Receiving	3.90%	10/20/2019	CLP	853,357	—	(18)
GSI	Chilean Interbank Rate	Receiving	3.97%	10/29/2019	CLP	1,312,858	—	(35)
GSI	Chilean Interbank Rate	Receiving	3.97%	11/05/2019	CLP	413,550	—	(11)
GSI	Chilean Interbank Rate	Receiving	3.97%	11/06/2019	CLP	1,247,215	—	(33)
GSI	Chilean Interbank Rate	Receiving	3.97%	11/07/2019	CLP	827,100	—	(22)
GSI	Chilean Interbank Rate	Receiving	3.98%	11/07/2019	CLP	1,654,201	—	(45)
GSI	Chilean Interbank Rate	Receiving	4.02%	11/13/2019	CLP	827,100	—	(25)
GSI	Chilean Interbank Rate	Receiving	4.05%	11/17/2019	CLP	1,280,036	—	(41)
GSI	Chilean Interbank Rate	Receiving	3.93%	11/20/2019	CLP	433,243	—	(10)
GSI	Chilean Interbank Rate	Receiving	3.87%	11/21/2019	CLP	866,486	—	(15)
GSI	Chilean Interbank Rate	Receiving	3.79%	11/25/2019	CLP	1,312,858	—	(15)
GSI	Chilean Interbank Rate	Receiving	3.77%	11/26/2019	CLP	853,357	—	(8)
GSI	Chilean Interbank Rate	Receiving	3.69%	12/03/2019	CLP	1,772,358	—	(6)
GSI	Chilean Interbank Rate	Receiving	3.76%	12/09/2019	CLP	2,287,277	—	(17)
GSI	Chilean Interbank Rate	Receiving	3.70%	12/15/2019	CLP	892,790	—	(3)
BOA	Colombian Interbank Rate	Paying	4.48%	11/10/2016	COP	11,675,598	—	(15)
BOA	Colombian Interbank Rate	Paying	4.41%	11/14/2016	COP	5,693,849	—	(10)
BOA	Colombian Interbank Rate	Paying	4.45%	11/15/2016	COP	5,693,849	—	(8)
BOA	Colombian Interbank Rate	Paying	4.37%	11/21/2016	COP	16,418,279	—	(35)
BOA	Colombian Interbank Rate	Paying	4.37%	11/24/2016	COP	13,134,620	—	(28)
CIT	Colombian Interbank Rate	Paying	4.28%	11/28/2016	COP	9,009,720	—	(25)
CIT	Colombian Interbank Rate	Paying	4.29%	12/01/2016	COP	9,009,720	—	(25)
MSC	Colombian Interbank Rate	Paying	4.49%	11/10/2016	COP	7,799,577	—	(10)
MSC	Colombian Interbank Rate	Paying	4.46%	11/15/2016	COP	7,832,884	—	(11)
DUB	India NSE Interbank Offered Rate	Paying	7.15%	12/19/2019	INR	129,046	—	5
DUB	India NSE Interbank Offered Rate	Paying	7.19%	12/22/2019	INR	124,884	—	8
GSI	India NSE Interbank Offered Rate	Paying	7.25%	12/18/2019	INR	249,767	—	26
GSI	India NSE Interbank Offered Rate	Paying	7.15%	12/19/2019	INR	249,767	—	10
GSI	India NSE Interbank Offered Rate	Paying	7.18%	12/22/2019	INR	124,884	—	8
							$—	$(1,196)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.03%	11/26/2017	NZD 27,253	$92
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.02%	11/27/2017	NZD 10,220	32
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	3.96%	11/28/2017	NZD 19,097	37

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.96%	04/29/2024	NZD	6,530	$357
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.72%	09/21/2016	NOK	478,908	(132)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.82%	09/21/2016	NOK	676,021	(214)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.88%	09/21/2016	NOK	338,010	(116)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.84%	09/21/2016	NOK	338,010	(109)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.81%	09/21/2016	NOK	338,011	(106)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.82%	09/21/2016	NOK	676,021	(215)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.84%	09/21/2016	NOK	338,010	(110)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.78%	09/21/2016	NOK	540,817	(162)
N/A	3-Month Norway Interbank Offered Rate	Receiving	1.71%	09/21/2016	NOK	386,371	(105)
N/A	6-Month Budapest Interbank Offered Rate	Receiving	4.57%	11/14/2018	HUF	569,000	(209)
N/A	6-Month Budapest Interbank Offered Rate	Receiving	4.43%	11/15/2018	HUF	730,000	(251)
N/A	6-Month Budapest Interbank Offered Rate	Receiving	3.69%	05/15/2019	HUF	1,086,557	(250)
N/A	6-Month Poland Warsaw Interbank Offered Rate	Paying	1.95%	10/27/2019	PLN	68,947	11
N/A	British Bankers’ Association Yen LIBOR	Receiving	0.75%	06/12/2024	JPY	751,525	(175)
N/A	British Bankers’ Association Yen LIBOR	Receiving	0.52%	12/24/2024	JPY	3,939,100	(7)
N/A	Mexican Interbank Rate	Paying	6.29%	12/03/2024	MXN	284,316	312
N/A	Mexican Interbank Rate	Paying	6.36%	12/04/2024	MXN	64,114	94
N/A	Stockholm Interbank Offered Rate	Paying	0.89%	09/21/2016	SEK	730,501	158
N/A	Stockholm Interbank Offered Rate	Paying	0.89%	09/21/2016	SEK	365,251	79
N/A	Stockholm Interbank Offered Rate	Paying	0.81%	09/21/2016	SEK	365,251	70
N/A	Stockholm Interbank Offered Rate	Paying	0.76%	09/21/2016	SEK	365,251	62
N/A	Stockholm Interbank Offered Rate	Paying	0.76%	09/21/2016	SEK	730,501	123
N/A	Stockholm Interbank Offered Rate	Paying	0.77%	09/21/2016	SEK	365,251	62
N/A	Stockholm Interbank Offered Rate	Paying	0.77%	09/21/2016	SEK	328,896	57
N/A	Stockholm Interbank Offered Rate	Paying	0.76%	09/21/2016	SEK	513,940	87
N/A	Stockholm Interbank Offered Rate	Paying	0.70%	09/21/2016	SEK	584,394	85
							$(443)

Schedule of Over the Counter Cross Currency Swap Agreements

Counterparty	Receive Rate (7)	Pay Rate (7)	Expiration Date	Notional Amount Received (1)		Notional Amount Delivered (1)		Unrealized Appreciation / (Depreciation)
BOA	Fixed rate of 1.10%	Sinacofi Chile Interbank Rate	12/04/2019	CLF	80	CLP	(1,976,616)	$(14)
BOA	Fixed rate of 1.15%	Sinacofi Chile Interbank Rate	12/09/2019	CLF	52	CLP	(1,271,965)	(7)
BOA	Fixed rate of 1.23%	Sinacofi Chile Interbank Rate	12/09/2019	CLF	26	CLP	(637,103)	1
DUB	Fixed rate of 0.95%	Sinacofi Chile Interbank Rate	08/08/2018	CLF	136	CLP	(3,261,544)	38
DUB	Fixed rate of 1.00%	Sinacofi Chile Interbank Rate	08/07/2018	CLF	130	CLP	(3,131,015)	47
GSI	Fixed rate of 1.21%	Sinacofi Chile Interbank Rate	10/30/2019	CLF	17	CLP	(408,174)	7
GSI	Fixed rate of 1.01%	Sinacofi Chile Interbank Rate	11/26/2019	CLF	35	CLP	(857,357)	(5)
GSI	Fixed rate of 1.03%	Sinacofi Chile Interbank Rate	11/25/2019	CLF	52	CLP	(1,268,475)	(10)
GSI	Fixed rate of 1.09%	Sinacofi Chile Interbank Rate	11/03/2019	CLF	70	CLP	(1,718,700)	(13)
GSI	Fixed rate of 1.11%	Sinacofi Chile Interbank Rate	11/21/2019	CLF	35	CLP	(855,937)	—
GSI	Fixed rate of 1.17%	Sinacofi Chile Interbank Rate	10/20/2019	CLF	35	CLP	(848,165)	15
GSI	Fixed rate of 1.17%	Sinacofi Chile Interbank Rate	11/20/2019	CLF	17	CLP	(427,826)	2
GSI	Fixed rate of 1.17%	Sinacofi Chile Interbank Rate	12/09/2019	CLF	96	CLP	(2,356,296)	(1)
GSI	Fixed rate of 1.21%	Sinacofi Chile Interbank Rate	10/29/2019	CLF	51	CLP	(1,223,422)	52
GSI	Fixed rate of 1.21%	Sinacofi Chile Interbank Rate	11/05/2019	CLF	17	CLP	(408,804)	7
GSI	Fixed rate of 1.21%	Sinacofi Chile Interbank Rate	11/06/2019	CLF	50	CLP	(1,226,702)	19
GSI	Fixed rate of 1.21%	Sinacofi Chile Interbank Rate	11/07/2019	CLF	34	CLP	(818,028)	12
GSI	Fixed rate of 1.23%	Sinacofi Chile Interbank Rate	11/07/2019	CLF	67	CLP	(1,636,032)	27
GSI	Fixed rate of 1.26%	Sinacofi Chile Interbank Rate	11/13/2019	CLF	34	CLP	(819,535)	14
GSI	Fixed rate of 1.29%	Sinacofi Chile Interbank Rate	11/17/2019	CLF	52	CLP	(1,265,114)	22
GSI	Fixed rate of 1.29%	Sinacofi Chile Interbank Rate	12/15/2019	CLF	33	CLP	(816,265)	5
JPM	3-Month LIBOR	Fixed rate of 5.85%	01/06/2021	9,387		TRY	(17,366)	2,467
JPM	3-Month LIBOR	Fixed rate of 7.86%	07/21/2021	7,142		TRY	(13,678)	1,292

See accompanying Notes to Financial Statements.

Counterparty	Receive Rate (7)	Pay Rate (7)	Expiration Date	Notional Amount Received (1)		Notional Amount Delivered (1)	Unrealized Appreciation / (Depreciation)
JPM	Fixed rate of 10.76%	3-Month LIBOR	04/08/2016	TRY	7,891	(3,705)	$72
							$4,049

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection(2)
GSI	Central Bank of Tunisia, 8.25%, 09/19/2027	N/A	1.00%	06/20/2018	$3,200	$144	$424	$(280)
DUB	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,900	(63)	(36)	(27)
JPM	Kingdom of Thailand, 7.07%, 09/30/2013	N/A	1.00%	06/20/2018	4,250	(55)	(15)	(40)
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	1.00%	06/20/2018	17,491	1,290	2,422	(1,132)
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	228	(13)	(12)	(1)
GSI	Lebanese Republic, 11.63%, 05/11/2016	N/A	5.00%	12/20/2018	245	(14)	(13)	(1)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2018	11,250	(184)	(143)	(41)
DUB	Republic of Colombia, 10.38%, 01/28/2033	N/A	1.00%	06/20/2023	5,291	322	175	147
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	2,000	78	170	(92)
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	700	28	57	(29)
BNP	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	7,900	311	715	(404)
CIT	Republic of Croatia, 5.00%, 04/15/2014	N/A	1.00%	06/20/2018	690	27	57	(30)
GSI	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	12/20/2023	13,500	1,396	1,769	(373)
JPM	Republic of South Africa, 5.50%, 03/09/2020	N/A	1.00%	06/20/2023	20,000	1,922	1,838	84
BNP	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2023	1,500	337	117	220
BNP	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2023	6,500	1,459	489	970
DUB	Russian Federation, 7.50%, 03/31/2030	N/A	1.00%	06/20/2018	9,906	1,178	183	995
BNP	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,019	(13)	(19)	6
BOA	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,020	(13)	(26)	13
BOA	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,020	(12)	(24)	12
CIT	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	3,830	(47)	(89)	42
DUB	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,019	(13)	(18)	5
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	2,506	35	4	31
GSI	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	12/20/2023	700	10	2	8
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	03/20/2019	900	(12)	(15)	3
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	1,953	(24)	(38)	14
JPM	State of Qatar, 9.75%, 06/15/2030	N/A	1.00%	06/20/2019	970	(12)	(25)	13
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	5,080	167	146	21
BNP	United Mexican States, 5.95%, 03/19/2019	N/A	1.00%	06/20/2023	1,211	40	28	12
					$130,779	$8,269	$8,123	$146
Credit default swap agreements - sell protection(3)
GSI	Republic of South Africa, 5.50%, 03/09/2020	1.53%	1.00%	12/20/2018	$(10,000)	$(199)	$(502)	$303
JPM	Republic of South Africa, 5.50%, 03/09/2020	1.39%	1.00%	06/20/2018	(20,000)	(260)	(516)	256
BNP	Republic of Turkey, 11.88%, 01/15/2030	2.23%	1.00%	06/20/2023	(2,000)	(177)	(120)	(57)
BNP	Republic of Turkey, 11.88%, 01/15/2030	2.23%	1.00%	06/20/2023	(2,236)	(198)	(128)	(70)
GSI	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(5,450)	(83)	(115)	32
GSI	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(3,300)	(50)	(65)	15
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(2,570)	(39)	(52)	13
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(7,980)	(121)	(162)	41
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(5,450)	(83)	(116)	33
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(1,090)	(17)	(23)	6
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(3,300)	(50)	(67)	17
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(1,100)	(16)	(21)	5
MSC	Republic of Turkey, 11.88%, 01/15/2030	1.43%	1.00%	09/20/2018	(1,600)	(25)	(34)	9
BNP	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019	(1,150)	(160)	(68)	(92)
DUB	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019	(1,700)	(236)	(101)	(135)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection(3) (continued)
GSI	Russian Federation, 7.50%, 03/31/2030	4.83%	1.00%	03/20/2019	$(960)	$(134)	$(57)	$(77)
					$(69,886)	$(1,848)	$(2,147)	$299

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount (1)		Unrealized Appreciation
CIT	Sri Lanka Government Bond, 6.20%, 6/15/2015	3-Month LIBOR +1.00%	06/15/2015	LKR	138,850	$30
						$30

Counterparty	Paying Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount (1)		Unrealized (Depreciation)
JPM	WIG20 Index Future	N/A	03/20/2015	PLN	(12,063)	$(29)
						$(29)

Schedule of Over the Counter Non-Deliverable Bond Forward Contracts

Counterparty	Receiving Return of Reference Obligation	Expiration Date	Notional Amount(1)		Unrealized Appreciation/ (Depreciation)
DUB	Republic of Colombia Treasury Bond, 7.25%, 06/15/2016	01/15/2015	COP	31,840,000	$(40)
BOA	Republic of Colombia Treasury Bond, 7.25%, 06/15/2016	01/21/2015	COP	48,000,000	(37)
BOA	Republic of Colombia Treasury Bond, 7.25%, 06/15/2016	01/19/2015	COP	50,000,000	5
DUB	Republic of Colombia Treasury Bond, 7.25%, 06/15/2016	01/22/2015	COP	3,430,000	2
DUB	Republic of Colombia Treasury Bond, 10.00%, 07/24/2024	01/22/2015	COP	4,144,000	(13)
DUB	Republic of Colombia Treasury Bond, 10.00%, 07/24/2024	01/27/2015	COP	276,000	—
					$(83)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

(7)Payments delivered or received are based on the notional amount.

See accompanying Notes to Financial Statements.

Curian/Epoch Global Shareholder Yield Fund *

	Shares/Par †	Value
COMMON STOCKS - 96.4%

CONSUMER DISCRETIONARY - 6.2%
Daimler AG	9	$706
Shaw Communications Inc. - Class B (a)	19	526
Other Securities		2,322
		3,554
CONSUMER STAPLES - 14.0%
Altria Group Inc.	24	1,186
British American Tobacco Plc	12	641
Imperial Tobacco Group Plc	25	1,098
Kimberly-Clark Corp.	5	543
Lorillard Inc.	17	1,056
Philip Morris International Inc.	7	538
Reynolds American Inc.	15	978
Other Securities		1,996
		8,036
ENERGY - 8.4%
ConocoPhillips	7	486
Kinder Morgan Inc.	23	972
Royal Dutch Shell Plc - ADR - Class A	11	752
Total SA	16	800
Other Securities		1,805
		4,815
FINANCIALS - 11.1%
CME Group Inc.	10	898
Health Care REIT Inc.	14	1,046
Muenchener Rueckversicherungs AG	4	858
SCOR SE	19	568
Unibail-Rodamco SE	2	543
Wells Fargo & Co.	9	486
Other Securities		1,940
		6,339
HEALTH CARE - 6.5%
AbbVie Inc.	8	510
GlaxoSmithKline Plc	38	825
Novartis AG	6	583
Other Securities		1,829
		3,747
INDUSTRIALS - 7.6%
BAE Systems Plc	114	837
Corrections Corp. of America	20	724
Lockheed Martin Corp. (a)	3	619
Vinci SA	14	789
Other Securities		1,415
		4,384
INFORMATION TECHNOLOGY - 4.1%
Other Securities		2,369

MATERIALS - 5.7%
BASF SE	7	582
Dow Chemical Co.	11	481
Potash Corp. of Saskatchewan Inc.	21	739
Yara International ASA	11	509
Other Securities		971
		3,282
TELECOMMUNICATION SERVICES - 14.9%
AT&T Inc.	27	910
BCE Inc.	24	1,090
CenturyTel Inc.	21	845
Deutsche Telekom AG	55	885
Swisscom AG	2	894
Telstra Corp. Ltd.	170	824
Verizon Communications Inc.	20	913
Vivendi SA	21	521
Vodafone Group Plc	293	1,005
Other Securities		646
		8,533
UTILITIES - 17.9%
Ameren Corp.	21	976
Centrica Plc	145	629
Duke Energy Corp.	12	997
Electricite de France SA	27	732
National Grid Plc	71	1,006
PPL Corp.	25	913
SSE Plc	40	1,012
TECO Energy Inc.	36	740
Terna Rete Elettrica Nazionale SpA (a)	173	786
United Utilities Group Plc	62	878
Other Securities		1,573
		10,242
Total Common Stocks (cost $52,797)		55,301

SHORT TERM INVESTMENTS - 7.9%

Investment Company - 2.7%
JNL Money Market Fund, 0.01% (b) (c)	1,522	1,522

Securities Lending Collateral - 5.2%
Repurchase Agreement with CSI, 0.07% (Collateralized by $2,030 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $1,020) acquired on 12/31/14, due 01/02/15 at $1,000	$1,000	1,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $660 U.S. Treasury Bond, 6.25%, due 05/15/30, value $991 and $1,092 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,049) acquired on 12/31/14, due 01/02/15 at $2,000	2,000	2,000
		3,000
Total Short Term Investments (cost $4,522)		4,522

Total Investments - 104.3% (cost $57,319)		59,823
Other Assets and Liabilities, Net - (4.3%)		(2,461)
Total Net Assets - 100.0%		$57,362

(a)	All or portion of the security was on loan.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Investments by Country‡	Percentage of Total Long-Term Investments
Australia	3.4%
Canada	4.9
France	7.8
Germany	6.0
Ireland	0.8
Italy	1.4
Netherlands	2.0
Norway	2.2
Philippines	0.6
Sweden	0.7
Switzerland	3.9
United Kingdom	19.7
United States	46.6
Total Long-Term Investments	100.0%

‡	The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Curian/FAMCO Flex Core Covered Call Fund

	Shares/Par †	Value
COMMON STOCKS - 101.7%

CONSUMER DISCRETIONARY - 16.9%
Ford Motor Co.	483	$7,485
Home Depot Inc.	109	11,389
Ross Stores Inc.	40	3,770
Time Warner Inc.	101	8,636
Whirlpool Corp.	56	10,753
		42,033
CONSUMER STAPLES - 17.4%
CVS Health Corp.	110	10,585
General Mills Inc.	100	5,322
Kimberly-Clark Corp.	50	5,812
PepsiCo Inc.	97	9,210
Procter & Gamble Co.	54	4,955
Wal-Mart Stores Inc.	83	7,145
		43,029
ENERGY - 3.8%
Chevron Corp.	43	4,824
ConocoPhillips	65	4,496
		9,320
FINANCIALS - 8.0%
American Express Co.	48	4,429
BlackRock Inc.	25	8,760
JPMorgan Chase & Co.	106	6,602
		19,791
HEALTH CARE - 9.9%
Baxter International Inc.	114	8,384
Johnson & Johnson	78	8,157
Pfizer Inc.	255	7,934
		24,475
INDUSTRIALS - 23.2%
Delta Air Lines Inc.	99	4,855
General Electric Co.	278	7,020
Honeywell International Inc.	72	7,214
Lockheed Martin Corp.	36	6,990
Raytheon Co.	65	6,977
Union Pacific Corp.	139	16,595
United Technologies Corp.	70	8,004
		57,655
INFORMATION TECHNOLOGY - 15.2%
Apple Inc.	97	10,740
Cisco Systems Inc.	302	8,389
EMC Corp.	238	7,075
International Business Machines Corp.	25	3,963
QUALCOMM Inc.	100	7,418
		37,585
MATERIALS - 2.8%
Dow Chemical Co.	153	6,974

TELECOMMUNICATION SERVICES - 4.5%
AT&T Inc.	181	6,070
Verizon Communications Inc.	111	5,211
		11,281
Total Common Stocks (cost $217,494)		252,143

SHORT TERM INVESTMENTS - 2.0%

Investment Company - 2.0%
JNL Money Market Fund, 0.01% (a) (b)	4,882	4,882
Total Short Term Investments (cost $4,882)		4,882

Total Investments - 103.7% (cost $222,376)		257,025
Other Assets and Liabilities, Net - (3.7%)		(9,101)
Total Net Assets - 100.0%		$247,924

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
American Express Co.	01/17/2015	95.00	476	$(32)
Apple Inc.	01/17/2015	120.00	511	(9)
Apple Inc.	02/20/2015	125.00	462	(41)
AT&T Inc.	02/20/2015	35.00	86	(2)
AT&T Inc.	02/20/2015	36.00	1,721	(17)
Baxter International Inc.	01/17/2015	75.00	1,144	(34)
BlackRock Inc.	01/15/2016	350.00	233	(757)
BlackRock Inc.	01/15/2016	360.00	12	(33)
Chevron Corp.	02/20/2015	110.00	410	(215)
Chevron Corp.	02/20/2015	115.00	20	(5)
Cisco Systems Inc.	02/20/2015	27.00	1,070	(148)
Cisco Systems Inc.	02/20/2015	29.00	1,946	(82)
ConocoPhillips	01/17/2015	67.50	651	(181)
CVS Caremark Corp.	05/15/2015	95.00	557	(297)
CVS Caremark Corp.	01/15/2016	97.50	542	(369)
Delta Airlines Inc.	01/17/2015	45.00	987	(450)
Dow Chemical Co.	03/20/2015	48.00	363	(49)
Dow Chemical Co.	01/15/2016	55.00	300	(45)
Dow Chemical Co.	01/15/2016	57.50	866	(92)
EMC Corp.	01/17/2015	31.00	113	(2)
EMC Corp.	01/17/2015	32.00	928	(5)
EMC Corp.	01/15/2016	35.00	1,338	(150)
Ford Motor Co.	01/17/2015	16.00	1,390	(19)
Ford Motor Co.	02/20/2015	16.00	979	(34)
Ford Motor Co.	06/19/2015	16.00	2,460	(182)
General Electric Co.	01/17/2015	26.00	132	(1)
General Electric Co.	01/17/2015	27.00	2,646	(5)
General Mills Inc.	01/17/2015	52.50	447	(67)
General Mills Inc.	01/17/2015	55.00	191	(2)
General Mills Inc.	01/15/2016	57.50	360	(60)
Home Depot Inc.	02/20/2015	100.00	1,085	(718)
Honeywell International Inc.	03/20/2015	105.00	722	(84)
International Business Machines Corp.	01/15/2016	160.00	85	(111)
International Business Machines Corp.	01/15/2016	165.00	162	(167)
Johnson & Johnson	01/17/2015	110.00	780	(9)
JPMorgan Chase & Co.	01/15/2016	67.50	1,055	(281)
Kimberly-Clark Corp.	01/17/2015	115.00	503	(91)
Lockheed Martin Corp.	03/20/2015	190.00	173	(151)
Lockheed Martin Corp.	01/15/2016	200.00	190	(219)
PepsiCo Inc.	01/15/2016	97.50	628	(245)
PepsiCo Inc., MSC	01/15/2016	100.00	346	(106)
Pfizer Inc.	01/17/2015	33.00	1,602	(8)
Pfizer Inc.	02/20/2015	31.00	945	(88)
Procter & Gamble Co.	02/20/2015	92.50	544	(67)
QUALCOMM Inc.	01/17/2015	72.50	451	(112)
QUALCOMM Inc.	02/20/2015	75.00	547	(133)
Raytheon Co.	02/20/2015	110.00	120	(27)
Raytheon Co.	01/15/2016	115.00	525	(295)
Ross Stores Inc.	01/17/2015	90.00	234	(110)
Ross Stores Inc.	01/17/2015	87.50	166	(113)
Time Warner Inc.	04/17/2015	87.50	1,011	(308)
Union Pacific Corp.	01/15/2016	125.00	1,393	(1,114)
United Technologies Corp.	01/17/2015	115.00	663	(118)
United Technologies Corp.	02/20/2015	120.00	33	(4)
Verizon Communications Inc.	01/17/2015	52.50	450	—
Verizon Communications Inc.	04/17/2015	50.00	53	(2)
Verizon Communications Inc.	04/17/2015	52.50	611	(7)
Wal-Mart Stores Inc.	01/17/2015	87.50	832	(39)
Whirlpool Corp.	01/17/2015	190.00	26	(19)

See accompanying Notes to Financial Statements.

	Expiration Date	Exercise Price	Contracts	Value
Whirlpool Corp.	01/15/2016	175.00	529	$(1,531)
			39,805	$(9,662)

Summary of Written Call Options

	Contracts	Premiums
Options outstanding at December 31, 2013	11,763	$1,572
Options written during the year	231,740	29,944
Options closed during the year	(176,637)	(21,120)
Options exercised during the year	(676)	(119)
Options expired during the year	(26,385)	(2,884)
Options outstanding at December 31, 2014	39,805	$7,393

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian Focused International Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 95.8%

CANADA - 9.0%
Canadian National Railway Co.	132	$9,086
Canadian Pacific Railway Co.	55	10,553
Constellation Software Inc.	5	1,410
		21,049
CHINA - 1.3%
Sun Art Retail Group Ltd. (a)	3,129	3,111

DENMARK - 11.4%
Chr Hansen Holding A/S	242	10,721
Novo-Nordisk A/S - ADR	202	8,554
Novozymes A/S - Class B	174	7,327
		26,602
FRANCE - 1.8%
LVMH Moet Hennessy Louis Vuitton SA	26	4,196

HONG KONG - 3.6%
Tencent Holdings Ltd.	587	8,490

IRELAND - 2.1%
Experian Plc	290	4,896

JAPAN - 6.0%
Fanuc Ltd.	40	6,513
Sysmex Corp.	171	7,576
		14,089
MEXICO - 1.7%
Wal-Mart de Mexico SAB de CV - Class V	1,910	4,107

NETHERLANDS - 11.4%
ASML Holding NV - ADR	100	10,759
Core Laboratories NV (a)	55	6,608
Sensata Technologies Holding NV (b)	178	9,326
		26,693
RUSSIAN FEDERATION - 1.5%
Yandex NV - Class A (b)	195	3,509

SOUTH AFRICA - 1.8%
Shoprite Holdings Ltd.	285	4,132

SPAIN - 3.3%
Inditex SA	269	7,678

SWEDEN - 2.5%
Svenska Cellulosa AB - Class B	270	5,813

SWITZERLAND - 13.3%
ACE Ltd.	95	10,930
Nestle SA	115	8,413
SGS SA	4	7,535
Swatch Group AG	10	4,247
		31,125
TAIWAN - 5.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	602	13,470

UNITED KINGDOM - 7.4%
ARM Holdings Plc - ADR	174	8,056
Indivior Plc (b)	112	262
Reckitt Benckiser Group Plc	112	9,101
		17,419
UNITED STATES OF AMERICA - 11.9%
Coca-Cola Enterprises Inc.	189	8,355
Lazard Ltd. - Class A	197	9,879
Perrigo Co. Plc (a)	57	9,578
		27,812
Total Common Stocks (cost $226,881)		224,191

RIGHTS - 0.2%
LVMH Moet Hennessy (b) (c)	26	451
Total Rights (cost $437)		451

SHORT TERM INVESTMENTS - 5.1%

Investment Company - 4.2%
JNL Money Market Fund, 0.01% (d) (e)	9,724	9,724

Securities Lending Collateral - 0.9%
Repurchase Agreement with MLP, 0.06% (Collateralized by $736 U.S. Treasury Bond, 6.25%, due 05/15/30, value $1,105 and $1,218 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,170) acquired on 12/31/14, due 01/02/15 at $2,230	$2,230	2,230
Total Short Term Investments (cost $11,954)		11,954

Total Investments - 101.1% (cost $239,272)		236,596
Other Assets and Liabilities, Net - (1.1%)		(2,668)
Total Net Assets - 100.0%		$233,928

(a)	All or portion of the security was on loan.
(b)	Non-income producing security.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian Focused U.S. Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 96.2%

CONSUMER DISCRETIONARY - 18.7%
Cabela’s Inc. - Class A (a) (b)	55	$2,903
Carnival Plc	57	2,562
Dollar Tree Inc. (a)	53	3,715
Pulte Homes Inc.	129	2,763
Smith & Wesson Holding Corp. (a) (b)	234	2,212
Sturm Ruger & Co. Inc.	38	1,325
		15,480
CONSUMER STAPLES - 4.8%
Lorillard Inc.	63	3,978

ENERGY - 7.2%
Apache Corp.	38	2,388
Atwood Oceanics Inc.	51	1,453
ConocoPhillips	30	2,095
		5,936
FINANCIALS - 22.7%
Berkshire Hathaway Inc. - Class B (a)	35	5,297
BlackRock Inc.	11	3,976
Cincinnati Financial Corp.	44	2,292
MBIA Inc. (a)	185	1,760
Wells Fargo & Co.	100	5,468
		18,793

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
HEALTH CARE - 6.3%
Eli Lilly & Co.	43	2,945
Pfizer Inc.	73	2,286
		5,231
INDUSTRIALS - 13.9%
Alliant Techsystems Inc.	21	2,397
General Dynamics Corp.	24	3,296
Old Dominion Freight Line Inc. (a)	46	3,534
USG Corp. (a) (b)	83	2,310
		11,537
INFORMATION TECHNOLOGY - 9.1%
Corning Inc.	148	3,392
EMC Corp.	80	2,378
International Business Machines Corp.	11	1,777
		7,547
MATERIALS - 13.5%
Albemarle Corp. (b)	68	4,071
NewMarket Corp.	11	4,342
Tredegar Corp.	123	2,757
		11,170
Total Common Stocks (cost $78,761)		79,672

SHORT TERM INVESTMENTS - 15.3%

Investment Company - 3.8%
JNL Money Market Fund, 0.01% (c) (d)	3,116	3,116

Securities Lending Collateral - 11.5%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (d)	3,000	3,000
Fidelity Institutional Money Market Portfolio, 0.09% (d)	2,000	2,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $1,490 U.S. Treasury Bond, 6.25%, due 05/15/30, value $2,235 and $2,465 U.S. Treasury Note, 0.13%, due 07/15/24, value $2,367) acquired on 12/31/14, due 01/02/15 at $4,511	$4,511	4,511
		9,511
Total Short Term Investments (cost $12,627)		12,627

Total Investments - 111.5% (cost $91,388)		92,299
Other Assets and Liabilities, Net - (11.5%)		(9,495)
Total Net Assets - 100.0%		$82,804

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/Franklin Templeton Frontier Markets Fund

	Shares/Par †	Value
COMMON STOCKS - 89.0%

ARGENTINA - 2.1%
Adecoagro SA (a)	87	$696
Tenaris SA - ADR	13	402
Ternium SA - ADR	23	404
		1,502
BOTSWANA - 2.1%
Letshego Holdings Ltd.	5,433	1,519

CANADA - 1.8%
First Quantum Minerals Ltd.	50	702
Gran Tierra Energy Inc. (a)	154	591
		1,293
EGYPT - 8.1%
Alexandria Mineral Oils Co.	117	995
Eastern Tobacco	43	1,325
Egyptian International Pharmaceutical Industrial Co.	142	1,563
Global Telecom Holding - GDR (a) (b)	313	892
Telecom Egypt Co.	625	1,032
		5,807
GEORGIA - 1.6%
Bank of Georgia Holdings Plc	35	1,142

HONG KONG - 1.9%
NagaCorp Ltd.	1,642	1,338

JORDAN - 0.8%
Arab Potash Co.	9	257
Jordan Phosphate Mines (a)	36	328
		585
KAZAKHSTAN - 3.4%
KazMunaiGas Exploration Production JSC - GDR (b)	135	1,957
KCell JSC - GDR (c)	50	499
		2,456
KENYA - 2.8%
East African Breweries Ltd.	346	1,176
Equity Bank Ltd.	1,468	811
		1,987
KUWAIT - 6.7%
Kuwait Foods Americana	39	372
Mobile Telecommunications Co. KSC	1,070	1,920
National Bank of Kuwait SAK	818	2,530
		4,822
LEBANON - 0.8%
BLOM Bank SAL - GDR (b)	58	596

MAURITIUS - 2.2%
MCB Group Ltd.	189	1,180
New Mauritius Hotels Ltd.	159	388
		1,568
NETHERLANDS - 1.0%
Nostrum Oil & Gas Plc (a)	108	708

NIGERIA - 8.9%
FBN Holdings Plc	35,334	1,678
Guinness Nigeria Plc	527	480
Nigerian Breweries Plc	740	660
SEPLAT Petroleum Development Co. Plc	350	787
UAC of Nigeria Plc	3,660	680
Zenith Bank Plc	20,857	2,074
		6,359
OMAN - 2.3%
BankMuscat SAOG	1,111	1,661

PAKISTAN - 2.4%
Fauji Fertilizer Co. Ltd.	991	1,155
Indus Motor Co. Ltd.	64	563
		1,718

	Shares/Par †	Value
PANAMA - 1.9%
Cable & Wireless Communications Plc	676	520
Copa Holdings SA - Class A (d)	8	860
		1,380
PERU - 2.6%
Cia de Minas Buenaventura SA - ADR	80	769
Intercorp Financial Services Inc. (b)	37	1,115
		1,884
QATAR - 4.4%
Ooredoo QSC	93	3,125

ROMANIA - 8.8%
Banca Transilvania (a)	1,459	751
OMV Petrom SA	45,723	5,036
Societatea Nationala de Gaze Naturale ROMGAZ SA	56	533
		6,320
SENEGAL - 1.9%
Sonatel	32	1,346

SOUTH AFRICA - 3.0%
MTN Group Ltd.	112	2,134

SOUTH KOREA - 1.2%
Youngone Corp.	18	849

UKRAINE - 2.8%
Ferrexpo Plc	826	685
MHP SA - GDR (b)	141	1,301
		1,986
UNITED ARAB EMIRATES - 4.6%
Aramex PJSC	1,252	1,050
Dragon Oil Plc	270	2,264
		3,314
UNITED KINGDOM - 0.0%
African Minerals Ltd. (a) (b) (e) (f)	359	—

VIETNAM - 5.8%
DHG Pharmaceutical JSC	145	649
Hoa Phat Group JSC	402	995
Imexpharm Pharmaceutical JSC	175	341
PetroVietnam Drilling and Well Services JSC	264	796
PetroVietnam Fertilizer & Chemicals JSC	387	558
PetroVietnam Technical Service JSC	642	808
		4,147
ZIMBABWE - 3.1%
Delta Corp. Ltd.	1,405	1,433
Econet Wireless Zimbabwe Ltd.	1,254	753
		2,186
Total Common Stocks (cost $69,059)		63,732

PARTICIPATORY NOTES - 4.8%

SAUDI ARABIA - 4.8%
Deutsche Bank AG Participatory Note (Samba Financial Group) (c)	$100	1,024
HSBC Bank Plc Participatory Note (Etihad Etisalat Co.) (c)	92	1,058
HSBC Bank Plc Participatory Note (Samba Financial Group) (c)	52	533
HSBC Bank Plc Participatory Note (Saudi Basic Industries Corp.) (c)	37	807
Total Participatory Notes (cost $4,321)		3,422

SHORT TERM INVESTMENTS - 4.6%

Investment Company - 3.5%
JNL Money Market Fund, 0.01% (g) (h)	2,470	2,470

Securities Lending Collateral - 1.1%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (h)	30	30
Fidelity Institutional Money Market Portfolio, 0.09% (h)	30	30
Repurchase Agreement with CSI, 0.07% (Collateralized by $406 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $204) acquired on 12/31/14, due 01/02/15 at $200	$200	200
Repurchase Agreement with MLP, 0.06% (Collateralized by $173 U.S. Treasury Bond, 6.25%, due 05/15/30, value $260 and $286 U.S. Treasury Note, 0.13%, due 07/15/24, value $275) acquired on 12/31/14, due 01/02/15 at $524	524	524
		784
Total Short Term Investments (cost $3,254)		3,254

Total Investments - 98.4% (cost $76,634)		70,408
Other Assets and Liabilities, Net - 1.6%		1,163
Total Net Assets - 100.0%		$71,571

(a)	Non-income producing security.
(b)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(c)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $3,921 which represented 5.4% of net assets.

(d)	All or portion of the security was on loan.
(e)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(f)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(g)	Investment in affiliate.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act, as amended.  As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
African Minerals Ltd.	11/07/2013	$1,031	$—	—%
BLOM Bank SAL - GDR	04/30/2013	494	596	0.8
Global Telecom Holding - GDR	09/14/2012	939	892	1.3
Intercorp Financial Services Inc.	09/08/2014	1,127	1,115	1.6
KazMunaiGas Exploration Production JSC - GDR	09/19/2012	2,367	1,957	2.7
MHP SA — GDR	09/13/2012	2,276	1,301	1.8
		$8,234	$5,861	8.2%

See accompanying Notes to Financial Statements.

Curian/Franklin Templeton Natural Resources Fund

	Shares/Par †	Value
COMMON STOCKS - 94.6%

ENERGY - 74.0%
Anadarko Petroleum Corp.	27	$2,211
Baker Hughes Inc.	16	886
BP Plc - ADR (a)	14	530
C&J Energy Services Inc. (b)	30	401
Cabot Oil & Gas Corp. - Class A	49	1,448
California Resources Corp. (b)	12	68
Callon Petroleum Co. (b)	56	307
Cameron International Corp. (b)	17	839
Canadian Natural Resources Ltd.	26	799
Chevron Corp.	18	1,997
Cimarex Energy Co.	7	774
Cobalt International Energy Inc. (b)	39	343
Concho Resources Inc. (b)	12	1,232
Devon Energy Corp.	10	609
Diamondback Energy Inc. (b)	15	903
Dril-Quip Inc. (b)	7	533
Eclipse Resources Corp. (b)	30	208
EnCana Corp.	44	605
Ensco Plc - Class A (a)	9	269
EOG Resources Inc.	5	502
EQT Corp.	12	893
Exxon Mobil Corp.	14	1,267
FMC Technologies Inc. (b)	14	667
Forum Energy Technologies Inc. (b)	10	215
Gran Tierra Energy Inc. (b)	123	473
Halliburton Co.	32	1,246
Hess Corp.	15	1,104
HollyFrontier Corp.	17	648
Hornbeck Offshore Services Inc. (b)	17	433
Key Energy Services Inc. (b)	104	174
Marathon Oil Corp.	41	1,168
Marathon Petroleum Corp.	3	298
Matador Resources Co. (b)	29	577
MEG Energy Corp. (a) (b)	12	207
National Oilwell Varco Inc.	4	282
Noble Corp. plc (a)	15	244
Noble Energy Inc.	17	818
Oasis Petroleum Inc. (b)	29	477
Occidental Petroleum Corp.	27	2,160
Oceaneering International Inc.	17	988
Oil States International Inc. (b)	4	210
Ophir Energy Plc (b)	116	254
Peabody Energy Corp. (a)	61	475
Petroleo Brasileiro SA - Petrobras - ADR (a)	33	243
PHI Inc. (b)	7	267
Phillips 66	13	900
Pioneer Energy Services Corp. (b)	84	464
Pioneer Natural Resources Co.	6	901
Rex Energy Corp. (a) (b)	82	416
RigNet Inc. (b)	12	484
Rowan Cos. Plc - Class A	20	458
Royal Dutch Shell Plc - ADR - Class A	7	499
RPC Inc.	10	133
Schlumberger Ltd.	24	2,075
SM Energy Co. (a)	17	656
Southwestern Energy Co. (b)	38	1,032
Superior Energy Services Inc.	38	767
Total SA - ADR	17	868
Tullow Oil Plc	47	305
Valero Energy Corp.	9	423
Weatherford International Plc (b)	32	363
		41,996
MATERIALS - 20.6%
Agnico-Eagle Mines Ltd.	12	300
AngloGold Ashanti Ltd. - ADR (a) (b)	26	229
Axiall Corp.	10	442
B2Gold Corp. (a) (b)	208	340
Barrick Gold Corp.	32	341
BHP Billiton Plc - ADR	36	1,561
Celanese Corp. - Class A	6	351
First Quantum Minerals Ltd.	26	369
Freeport-McMoRan Inc. - Class B	44	1,018
G-Resources Group Ltd. (b)	8,322	197
Glencore Plc	223	1,030
Goldcorp Inc.	36	668
Imperial Metals Corp. (a) (b)	32	277
LyondellBasell Industries NV - Class A	4	353
Martin Marietta Materials Inc.	3	331
MMG Ltd.	508	157
Mosaic Co.	7	338
Nautilus Minerals Inc. (b)	53	17
Newcrest Mining Ltd. (b)	28	250
PanAust Ltd.	268	305
Randgold Resources Ltd. - ADR (a)	8	516
Rio Tinto Plc - ADR (a)	21	976
Romarco Minerals Inc. (a) (b)	404	171
Sandfire Resources NL	104	382
Tahoe Resources Inc.	9	129
Teck Resources Ltd. - Class B	48	657
		11,705
Total Common Stocks (cost $69,077)		53,701

PREFERRED STOCKS - 0.9%

ENERGY - 0.9%
Sanchez Energy Corp., 4.88% (c) (f)	10	293
Sanchez Energy Corp., 6.50% (c) (f)	6	205
Total Preferred Stocks (cost $1,013)		498

CORPORATE BONDS AND NOTES - 0.9%

ENERGY - 0.5%
Cobalt International Energy Inc., 3.13%, 05/15/24 (c)	$372	250

MATERIALS - 0.4%
Molycorp Inc., 6.00%, 09/01/17 (a) (c)	758	227
Total Corporate Bonds and Notes (cost $962)		477

SHORT TERM INVESTMENTS - 12.8%

Investment Company - 3.6%
JNL Money Market Fund, 0.01% (d) (e)	2,057	2,057

Securities Lending Collateral - 9.2%
Repurchase Agreement with CSI, 0.07% (Collateralized by $4,059 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $2,040) acquired on 12/31/14, due 01/02/15 at $2,000	$2,000	2,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with MLP, 0.06% (Collateralized by $1,072 U.S. Treasury Bond, 6.25%, due 05/15/30, value $1,609 and $1,774 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,703) acquired on 12/31/14, due 01/02/15 at $3,247	3,247	3,247
		5,247
Total Short Term Investments (cost $7,304)		7,304
Total Investments - 109.2% (cost $78,356)		61,980
Other Assets and Liabilities, Net - (9.2%)		(5,201)
Total Net Assets - 100.0%		$56,779

(a)	All or portion of the security was on loan.
(b)	Non-income producing security.
(c)	Convertible security.
(d)	Investment in affiliate.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(f)	Perpetual security.

Investments by Country‡	Percentage of Total Long-Term Investments
Australia	1.7%
Brazil	0.4
Canada	9.8
France	1.6
Hong Kong	0.6
Netherlands	1.6
South Africa	0.4
Switzerland	1.9
United Kingdom	5.3
United States	76.7
Total Long-Term Investments	100.0%

‡	The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Curian/Lazard International Strategic Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 96.1%

AUSTRALIA - 7.8%
Amcor Ltd.	321	$3,537
Ansell Ltd.	125	2,294
Caltex Australia Ltd.	98	2,711
Insurance Australia Group Ltd.	213	1,080
		9,622
BELGIUM - 2.3%
Anheuser-Busch InBev NV	25	2,815

BERMUDA - 1.1%
Signet Jewelers Ltd.	11	1,397

CANADA - 2.3%
Home Capital Group Inc.	28	1,157
MacDonald Dettwiler & Associates Ltd.	21	1,746
		2,903
FINLAND - 4.0%
Sampo Oyj	107	5,015

FRANCE - 2.0%
Valeo SA	20	2,468

GERMANY - 6.1%
Bayer AG	27	3,733
Fresenius SE & Co. KGaA	31	1,637
Symrise AG	36	2,199
		7,569
HONG KONG - 1.8%
AIA Group Ltd.	407	2,243

IRELAND - 2.7%
James Hardie Industries SE - CDI	125	1,337
Kerry Group Plc	30	2,037
		3,374
ISRAEL - 3.2%
Israel Discount Bank Ltd. - Class A (a)	365	582
Teva Pharmaceutical Industries Ltd. - ADR (b)	59	3,376
		3,958
ITALY - 1.5%
Mediolanum SpA	287	1,829

JAPAN - 19.2%
AEON Financial Service Co. Ltd. (b)	86	1,698
Asics Corp.	125	3,002
Daiwa House Industry Co. Ltd.	149	2,813
Don Quijote Holdings Co. Ltd.	66	4,510
Japan Tobacco Inc.	43	1,170
KDDI Corp.	28	1,740
Makita Corp.	51	2,285
Ryohin Keikaku Co. Ltd.	14	1,738
SoftBank Corp.	67	4,012
United Arrows Ltd.	28	793
		23,761
MACAU - 1.0%
Sands China Ltd.	244	1,190

NETHERLANDS - 1.5%
Koninklijke KPN NV	599	1,891

NEW ZEALAND - 1.6%
Z Energy Ltd.	551	1,985

NORWAY - 0.4%
XXL ASA (a)	51	504

SPAIN - 1.5%
Mediaset Espana Comunicacion SA (a)	144	1,805

SWEDEN - 6.2%
Assa Abloy AB	71	3,765
Swedbank AB - Class A	159	3,953
		7,718
SWITZERLAND - 7.8%
Cie Financiere Richemont SA	20	1,813
GAM Holding Ltd.	88	1,590
Novartis AG	53	4,953
Swatch Group AG	3	1,243
		9,599
UNITED KINGDOM - 22.1%
Amec Foster Wheeler Plc	100	1,323
Associated British Foods Plc	26	1,289
British American Tobacco Plc	65	3,538
Close Brothers Group Plc	43	995
Informa Plc	404	2,951
International Consolidated Airlines Group SA (a)	271	2,041
Lloyds Banking Group Plc (a)	3,347	3,937
London Stock Exchange Group Plc	55	1,908

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Rexam Plc	371	2,615
Shire Plc	31	2,170
Spire Healthcare Group PLC (a)	320	1,893
Stagecoach Group Plc	184	1,053
William Hill Plc	291	1,633
		27,346
Total Common Stocks (cost $117,065)		118,992

SHORT TERM INVESTMENTS - 5.8%

Investment Company - 4.8%
JNL Money Market Fund, 0.01% (c) (d)	5,994	5,994

Securities Lending Collateral - 1.0%
Repurchase Agreement with MLP, 0.06% (Collateralized by $423 U.S. Treasury Bond, 6.25%, due 05/15/30, value $635 and $701 U.S. Treasury Note, 0.13%, due 07/15/24, value $673) acquired on 12/31/14, due 01/02/15 at $1,283	$1,283	1,283
Total Short Term Investments (cost $7,277)		7,277
Total Investments - 101.9% (cost $124,342)		126,269
Other Assets and Liabilities, Net - (1.9%)		(2,408)
Total Net Assets - 100.0%		$123,861

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian Long Short Credit Fund *

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 3.1%
Citigroup Commercial Mortgage Trust REMIC, 0.91%, 06/15/21 (a) (b) (d)	$4,000	$4,004
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.23%, 10/15/15 (d)	1,887	1,936
Morgan Stanley Capital I Trust REMIC, 4.98%, 06/12/47 (d)	475	482
Other Securities		4,733
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,154)		11,155

CORPORATE BONDS AND NOTES - 90.6%

CONSUMER DISCRETIONARY - 17.6%
General Motors Co.
3.50%, 10/02/18	1,500	1,530
5.00%, 04/01/35	1,000	1,042
6.25%, 10/02/43	664	793
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	585	611
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20 (d)	1,382	1,364
Numericable Group SA
4.88%, 05/15/19 (c)	916	908
5.38%, 05/15/22 (c), EUR	1,000	1,249
Schaeffler Finance BV
3.25%, 05/15/19 (c), EUR	556	680
3.50%, 05/15/22 (c), EUR	358	441
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (c), EUR	469	604
Scientific Games International Inc., 7.00%, 01/01/22 (a) (b)	699	708
Scientific Games International Inc. Term Loan, 6.00%, 09/17/21 (d)	1,500	1,476
Sirius XM Radio Inc., 6.00%, 07/15/24 (c)	1,967	2,016
Tenneco Inc.
6.88%, 12/15/20	1,750	1,851
5.38%, 12/15/24	355	364
Univision Communications Inc. Term Loan, 4.00%, 03/01/20 (d)	2,119	2,068
Wynn Las Vegas LLC, 7.75%, 08/15/20	2,425	2,583
Other Securities		42,328
		62,616
CONSUMER STAPLES - 3.8%
Other Securities		13,553

ENERGY - 14.8%
Access Midstream Partners LP
5.88%, 04/15/21	371	387
4.88%, 05/15/23	1,519	1,542
4.88%, 03/15/24	440	447
Chesapeake Energy Corp., 3.48%, 04/15/19 (d)	2,467	2,418
DCP Midstream LLC, 5.85%, 05/21/43 (c) (d)	2,326	2,256
Fieldwood Energy LLC 1st Lien Term Loan, 3.88%, 09/28/18 (d)	1,886	1,783
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20 (d)	200	145
Kinder Morgan Inc.
3.05%, 12/01/19	1,250	1,240
5.30%, 12/01/34	800	812
Petrobras Global Finance BV
1.85%, 05/20/16 (d)	1,150	1,099
2.37%, 01/15/19 (d)	1,000	887
4.38%, 05/20/23	841	723
Regency Energy Partners LP
5.88%, 03/01/22	1,729	1,725
5.00%, 10/01/22	567	536
Seadrill Ltd., 6.13%, 09/15/17 (c) (h)	2,150	1,903
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21 (d)	1,089	842
Other Securities		33,821
		52,566
FINANCIALS - 23.7%
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (j)	1,373	1,357
6.50% (callable at 100 beginning 10/23/24) (j)	785	799
3.30%, 01/11/23	917	917
4.20%, 08/26/24	1,250	1,273
4.25%, 10/22/26	739	737
Barclays Bank Plc
7.75%, 04/10/23 (d)	1,000	1,090
3.75%, 05/15/24	2,000	2,061
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (j), EUR	1,100	1,385
8.25% (callable at 100 beginning 12/15/18) (j)	1,100	1,127
Citigroup Inc., 5.90%, (callable at 100 beginning 02/15/23) (j)	1,100	1,072
Credit Suisse
3.00%, 10/29/21	797	793
3.63%, 09/09/24	1,891	1,924
Credit Suisse AG, 6.50%, 08/08/23 (c)	2,481	2,723
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (c) (j)	1,759	1,829
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	2,221	2,349

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
General Electric Capital Corp.
6.25% (callable at 100 beginning 12/15/22) (j)	825	898
7.13% (callable at 100 beginning 06/15/22) (j)	3,400	3,957
Goldman Sachs Group Inc.
5.70% (callable at 100 beginning 05/10/19) (j)	2,552	2,581
2.55%, 10/23/19	1,250	1,244
5.38%, 03/15/20	1,350	1,513
4.00%, 03/03/24	1,461	1,517
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (j)	949	952
6.37% (callable at 100 beginning 09/17/24) (j)	1,348	1,361
4.25%, 03/14/24	1,300	1,353
5.25%, 03/14/44	350	392
International Lease Finance Corp., 6.25%, 05/15/19	1,800	1,966
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (c)	2,475	2,402
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (j)	500	489
7.90% (callable at 100 beginning 04/30/18) (j)	966	1,040
3.63%, 05/13/24	600	614
4.13%, 12/15/26	1,250	1,247
Morgan Stanley
0.97%, 07/23/19 (d)	1,950	1,942
5.63%, 09/23/19	900	1,016
4.10%, 05/22/23	1,237	1,252
3.70%, 10/23/24	625	634
4.35%, 09/08/26	1,222	1,229
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (d)	2,000	1,982
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	1,472	1,597
6.00%, 12/19/23	359	389
5.13%, 05/28/24	1,534	1,560
Wells Fargo & Co.
4.48%, 01/16/24	461	492
4.10%, 06/03/26	1,934	1,977
Other Securities		25,323
		84,355
HEALTH CARE - 6.8%
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21 (d)	2,259	2,231
Gilead Sciences Inc.
3.50%, 02/01/25	561	576
4.80%, 04/01/44	814	903
4.50%, 02/01/45	492	526
HCA Inc.
3.75%, 03/15/19	918	919
4.25%, 10/15/19	2,053	2,084
Medtronic Inc.
3.50%, 03/15/25 (c)	1,626	1,663
4.38%, 03/15/35 (c)	1,005	1,066
4.63%, 03/15/45 (c)	1,354	1,468
Other Securities		12,900
		24,336
INDUSTRIALS - 6.2%
Bombardier Inc.
4.75%, 04/15/19 (c)	1,571	1,577
6.00%, 10/15/22 (c)	835	843
6.13%, 01/15/23 (c)	1,727	1,762
International Lease Finance Corp., 2.19%, 06/15/16 (d)	1,350	1,348
Schaeffler AG Term Loan, 4.25%, 05/15/20 (d)	550	549
Other Securities		15,810
		21,889
INFORMATION TECHNOLOGY - 2.4%
Oracle Corp., 4.30%, 07/08/34	1,750	1,874
ViaSat Inc., 6.88%, 06/15/20	1,932	2,009
Other Securities		4,620
		8,503
MATERIALS - 6.2%
Ardagh Packaging Finance Plc, 3.24%, 12/15/19 (c) (d)	3,000	2,895
Cemex Finance LLC
9.38%, 10/12/22 (c)	1,050	1,171
6.00%, 04/01/24 (c)	447	436
Cemex SAB de CV
6.50%, 12/10/19 (c)	774	793
7.25%, 01/15/21 (c)	794	832
FMG Resources August 2006 Pty Ltd., 6.00%, 04/01/17 (c)	750	717
FMG Resources Pty Ltd., 6.88%, 04/01/22 (c)	1,200	999
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19 (d)	1,478	1,339
Freeport-McMoRan Inc., 5.40%, 11/14/34	2,351	2,292
Other Securities		10,534
		22,008
TELECOMMUNICATION SERVICES - 4.6%
Verizon Communications Inc.
5.15%, 09/15/23	1,800	1,988
6.40%, 09/15/33	1,053	1,297
4.40%, 11/01/34	750	745
6.55%, 09/15/43	817	1,047
5.01%, 08/21/54 (a) (b)	818	846
Other Securities		10,590
		16,513
UTILITIES - 4.5%
AES Corp.
3.23%, 06/01/19 (d)	1,049	1,023
4.88%, 05/15/23	850	844
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (c) (j)	2,700	2,767
Puget Energy Inc., 6.00%, 09/01/21	1,800	2,106
Other Securities		9,196
		15,936
Total Corporate Bonds and Notes (cost $329,524)		322,275

TRUST PREFERREDS - 0.5%

FINANCIALS - 0.5%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	64	1,701
Total Trust Preferreds (cost $1,757)		1,701

PREFERRED STOCKS - 1.5%

ENERGY - 0.1%
Other Securities		490

FINANCIALS - 1.4%
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (j)	45	1,098
US Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (j)	88	2,387

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Other Securities		1,279
		4,764
Total Preferred Stocks (cost $5,441)		5,254

INVESTMENT COMPANIES - 0.1%
Other Securities		522
Total Investment Companies (cost $505)		522

SHORT TERM INVESTMENTS - 2.9%

Investment Company - 2.9%
JNL Money Market Fund, 0.01% (k) (l)	10,256	10,256
Total Short Term Investments (cost $10,256)		10,256
Total Investments - 98.7% (cost $358,637)		351,163
Other Assets and Liabilities, Net - 1.3%		4,466
Total Net Assets - 100.0%		$355,629

(a)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(b)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(c)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $91,243 which represented 25.7% of net assets.

(d)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(e)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(f)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(g)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(h)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(i)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(j)	Perpetual security.
(k)	Investment in affiliate.
(l)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Investments by Country‡	Percentage of Total Long-Term Investments
Australia	0.6%
Brazil	1.7
Canada	1.8
Chile	0.3
France	1.9
Germany	0.5
Ireland	1.1
Italy	1.2
Japan	0.5
Luxembourg	1.2
Mexico	0.7
Norway	0.8
Puerto Rico	0.2
Spain	0.3
Sweden	0.4
Switzerland	1.6
United Kingdom	6.0
United States	79.2
Total Long-Term Investments	100.0%

‡	The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act, as amended.  As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
American Airlines Pass-Through Trust, 5.60%, 07/15/20	07/30/2014	$1,782	$1,820	0.5%
Citigroup Commercial Mortgage Trust REMIC, 0.91%, 06/15/21	06/05/2014	4,000	4,004	1.1
Scientific Games International Inc., 7.00%, 01/01/22	12/02/2014	699	708	0.2
Verizon Communications Inc., 5.01%, 08/21/54	08/25/2014	644	846	0.3
		$7,125	$7,378	2.1%

Schedule of Open Futures Contracts

	Expiration	Contracts (Short)	Unrealized Appreciation / (Depreciation)
Euro FX Currency Future	March 2015	(43)	$184
U.S. Treasury Long Bond Future	March 2015	(219)	(837)
U.S. Treasury Note Future, 10-Year	March 2015	(774)	(523)
U.S. Treasury Note Future, 2-Year	March 2015	(19)	6
U.S. Treasury Note Future, 5-Year	March 2015	(392)	16
Ultra Long Term U.S. Treasury Bond Future	March 2015	(146)	(1,063)
			$(2,217)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
JPM	Capital One Bank, 2.25%, 02/13/2019	N/A	1.00%	03/20/2020	$3,500	$(126)	$(115)	$(11)
CGM	Carnival Corp., 6.65%, 01/15/2028	N/A	1.00%	03/20/2020	4,000	(87)	(66)	(21)
JPM	Cooper Tire & Rubber Corp., 7.63%, 03/15/2027	N/A	5.00%	03/20/2020	4,000	(495)	(432)	(63)
JPM	Dominion Resources Inc., 6.40%, 06/15/2018	N/A	1.00%	03/20/2020	4,000	(125)	(115)	(10)
CGM	Kellogg Co., 4.00%, 12/15/2020	N/A	1.00%	03/20/2020	4,000	(80)	(64)	(16)
CGM	Marriott International, 3.00%, 03/01/2019	N/A	1.00%	03/20/2020	4,000	(119)	(110)	(9)
CGM	Nucor Corp., 5.75%, 12/01/2017	N/A	1.00%	03/20/2020	4,000	(73)	(57)	(16)
CGM	Staples Inc., 2.75%, 01/12/2018	N/A	1.00%	03/20/2020	2,000	63	99	(36)
CGM	Viacom Inc., 6.88%, 04/30/2036	N/A	1.00%	03/20/2020	2,000	(45)	(33)	(12)
JPM	Viacom Inc., 6.88%, 04/30/2036	N/A	1.00%	03/20/2020	2,000	(45)	(42)	(3)
CGM	Xerox Corp., 6.35%, 05/15/2018	N/A	1.00%	03/20/2020	4,000	(63)	(32)	(31)
					$37,500	$(1,195)	$(967)	$(228)
Credit default swap agreements - sell protection (3)
GSC	CitiGroup Inc., 6.13%, 05/15/2018	0.75%	1.00%	03/20/2020	$(3,500)	$44	$40	$4
JPM	Goodyear Tire & Rubber Co., 7.00%, 03/15/2028	2.07%	5.00%	03/20/2020	(4,000)	573	514	59
CGM	Host Hotels & Resorts LP, 4.75%, 03/01/2023	0.83%	1.00%	03/20/2020	(4,000)	35	25	10
CGM	Royal Caribbean Cruises, 5.25%, 11/15/2022	1.57%	5.00%	03/20/2020	(4,000)	677	643	34
					$(15,500)	$1,329	$1,222	$107

(1)Notional amount is stated in USD.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying Notes to Financial Statements.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/Neuberger Berman Currency Fund

	Shares/Par †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 94.7%

GOVERNMENT SECURITIES - 94.7%

Federal Farm Credit Bank - 11.0%
Federal Farm Credit Bank
0.19%, 03/20/15 (a) (b)	$2,000	$2,001
0.18%, 04/23/15 (a) (b)	7,000	7,002
0.50%, 05/01/15 (b)	2,000	2,002
0.25%, 05/28/15 (b)	4,000	4,001
0.15%, 07/09/15 (b)	4,250	4,248
0.28%, 08/25/15 (b)	2,000	2,000
		21,254
Federal Home Loan Bank - 10.9%
Federal Home Loan Bank
0.10%, 02/11/15 (a) (b)	5,000	5,000
0.14%, 03/02/15 (b)	5,000	5,000
0.07%, 04/22/15 (b)	4,000	3,999
0.13%, 06/02/15 - 06/03/15 (b)	5,000	4,999
1.63%, 08/20/15 (b)	2,000	2,017
		21,015
Federal Home Loan Mortgage Corp. - 11.0%
Federal Home Loan Mortgage Corp.
0.35%, 03/18/15 (b)	4,000	4,001
4.38%, 07/17/15 (b)	2,000	2,045
0.45%, 09/04/15 (b)	2,000	2,002
1.75%, 09/10/15 (b)	5,000	5,051
0.42%, 09/18/15 (b)	3,525	3,528
0.50%, 09/25/15 (b)	4,500	4,509
		21,136
Federal National Mortgage Association - 10.9%
Federal National Mortgage Association
0.38%, 03/16/15 (b)	2,000	2,001
5.00%, 04/15/15 (b)	3,000	3,041
0.50%, 05/27/15 (b)	14,000	14,016
0.35%, 08/28/15 (b)	2,000	2,002
		21,060
U.S. Treasury Securities - 50.9%
U.S. Treasury Note
0.25%, 01/15/15 - 05/15/15	42,500	42,512
4.00%, 02/15/15	5,500	5,526
0.38%, 03/15/15 - 04/15/15	50,000	50,034
		98,072
Total Government and Agency Obligations (cost $182,557)		182,537

SHORT TERM INVESTMENTS - 5.2%

Investment Company - 5.2%
JNL Money Market Fund, 0.01% (c) (d)	9,965	9,965
Total Short Term Investments (cost $9,965)		9,965
Total Investments - 99.9% (cost $192,522)		192,502
Other Assets and Liabilities, Net - 0.1%		124
Total Net Assets - 100.0%		$192,626

(a)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(b)	This security is a direct debt of the agency and not collateralized by mortgages.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	01/15/2015	SSB	AUD	40,606	$33,124	$(1,816)
AUD/USD	01/15/2015	SGB	AUD	34,577	28,208	(1,014)
AUD/USD	01/15/2015	RBC	AUD	10,127	8,261	(193)
CAD/USD	01/15/2015	SGB	CAD	32,282	27,781	(700)
CAD/USD	01/15/2015	SSB	CAD	39,076	33,625	(815)
CAD/USD	01/15/2015	RBC	CAD	20,065	17,267	(253)
CAD/USD	01/15/2015	SSB	CAD	2,193	1,887	3
CAD/USD	01/15/2015	SGB	CAD	17,149	14,758	34
CHF/USD	01/15/2015	SSB	CHF	27,906	28,073	(1,087)
CHF/USD	01/15/2015	SGB	CHF	45,387	45,661	(1,938)
CHF/USD	01/15/2015	RBC	CHF	13,218	13,298	(406)
EUR/USD	01/15/2015	SSB	EUR	39,442	47,732	(1,911)
EUR/USD	01/15/2015	SGB	EUR	33,778	40,879	(1,723)
EUR/USD	01/15/2015	RBC	EUR	19,132	23,152	(773)
GBP/USD	01/15/2015	SSB	GBP	19,085	29,744	(549)
GBP/USD	01/15/2015	SGB	GBP	13,677	21,316	(475)
GBP/USD	01/15/2015	RBC	GBP	9,704	15,123	(327)
GBP/USD	01/15/2015	SSB	GBP	1,345	2,097	2
GBP/USD	01/15/2015	SGB	GBP	3,052	4,756	19
JPY/USD	01/15/2015	SSB	JPY	3,065,413	25,595	(2,077)
JPY/USD	01/15/2015	RBC	JPY	1,471,622	12,287	(609)
JPY/USD	01/15/2015	SGB	JPY	1,063,544	8,880	(620)
JPY/USD	01/15/2015	RBC	JPY	562,729	4,698	2
JPY/USD	01/15/2015	SSB	JPY	832,918	6,954	35
NOK/USD	01/15/2015	SSB	NOK	402,606	54,002	(5,159)
NOK/USD	01/15/2015	SGB	NOK	298,937	40,099	(3,580)
NOK/USD	01/15/2015	RBC	NOK	75,608	10,142	(916)
NOK/USD	01/15/2015	SSB	NOK	41,237	5,531	21
NZD/USD	01/15/2015	SGB	NZD	31,422	24,482	158
NZD/USD	01/15/2015	SSB	NZD	26,528	20,670	148
NZD/USD	01/15/2015	RBC	NZD	22,144	17,254	139
NZD/USD	01/15/2015	SGB	NZD	6,202	4,832	(32)
NZD/USD	01/15/2015	SSB	NZD	33,393	26,020	(159)
NZD/USD	01/15/2015	RBC	NZD	2,861	2,229	(6)
SEK/USD	01/15/2015	SGB	SEK	176,184	22,601	(1,348)
SEK/USD	01/15/2015	SSB	SEK	312,963	40,147	(1,798)
SEK/USD	01/15/2015	RBC	SEK	45,645	5,856	(274)
SEK/USD	01/15/2015	SSB	SEK	61,909	7,942	66
SEK/USD	01/15/2015	SGB	SEK	66,612	8,545	19
USD/AUD	01/15/2015	SGB	AUD	(12,794)	(10,437)	(8)
USD/AUD	01/15/2015	SSB	AUD	(9,968)	(8,132)	(14)
USD/AUD	01/15/2015	SSB	AUD	(64,779)	(52,845)	3,311
USD/AUD	01/15/2015	RBC	AUD	(21,807)	(17,790)	1,172
USD/AUD	01/15/2015	SGB	AUD	(16,775)	(13,684)	872
USD/CAD	01/15/2015	RBC	CAD	(1,458)	(1,255)	(2)
USD/CAD	01/15/2015	SSB	CAD	(3,953)	(3,402)	(1)
USD/CAD	01/15/2015	SGB	CAD	(5,695)	(4,901)	(3)
USD/CAD	01/15/2015	SSB	CAD	(51,361)	(44,198)	1,338
USD/CAD	01/15/2015	RBC	CAD	(25,939)	(22,322)	628
USD/CAD	01/15/2015	SGB	CAD	(41,947)	(36,097)	1,078
USD/CHF	01/15/2015	SGB	CHF	(40,969)	(41,215)	1,154
USD/CHF	01/15/2015	SSB	CHF	(83,787)	(84,291)	2,481
USD/CHF	01/15/2015	RBC	CHF	(17,717)	(17,823)	713
USD/EUR	01/15/2015	SSB	EUR	(45,392)	(50,734)	1,398
USD/EUR	01/15/2015	SGB	EUR	(56,425)	(68,283)	2,987
USD/EUR	01/15/2015	RBC	EUR	(6,357)	(7,692)	198
USD/GBP	01/15/2015	SSB	GBP	(15,233)	(23,740)	449
USD/GBP	01/15/2015	SGB	GBP	(15,266)	(23,789)	418

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/GBP	01/15/2015	RBC	GBP	(8,315)	$(12,957)	$132
USD/JPY	01/15/2015	SGB	JPY	(1,685,912)	(14,076)	969
USD/JPY	01/15/2015	SSB	JPY	(3,628,631)	(30,298)	1,637
USD/JPY	01/15/2015	RBC	JPY	(825,428)	(6,892)	273
USD/NOK	01/15/2015	SSB	NOK	(183,539)	(24,618)	2,181
USD/NOK	01/15/2015	SGB	NOK	(174,182)	(23,363)	2,121
USD/NOK	01/15/2015	RBC	NOK	(96,868)	(12,993)	1,056
USD/NOK	01/15/2015	SGB	NOK	(73,097)	(9,805)	(69)
USD/NZD	01/15/2015	SSB	NZD	(41,833)	(32,596)	(200)
USD/NZD	01/15/2015	SGB	NZD	(5,789)	(4,510)	(28)
USD/NZD	01/15/2015	RBC	NZD	(10,434)	(8,130)	(52)
USD/NZD	01/15/2015	SSB	NZD	(40,329)	(31,425)	303
USD/NZD	01/15/2015	SGB	NZD	(34,798)	(27,114)	104
USD/NZD	01/15/2015	RBC	NZD	(14,320)	(11,158)	65
USD/SEK	01/15/2015	SGB	SEK	(192,556)	(24,703)	1,635
USD/SEK	01/15/2015	SSB	SEK	(141,573)	(18,161)	1,173
USD/SEK	01/15/2015	RBC	SEK	(86,532)	(11,101)	487
					$(51,022)	$44

See accompanying Notes to Financial Statements.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 22.6%
Ally Auto Receivables Trust
0.48%, 02/15/16	$1,175	$1,174
0.63%, 05/15/17	2,188	2,188
BA Credit Card Trust, 0.43%, 04/17/17 (b)	5,100	5,091
Capital One Multi-Asset Execution Trust, 0.24%, 02/15/17 (b)	3,000	2,983
CarMax Auto Owner Trust
0.47%, 02/15/17	868	868
0.46%, 04/17/17	3,664	3,661
Chase Issuance Trust, 0.43%, 05/15/17 (b)	3,000	3,002
Citibank Credit Card Issuance Trust, 0.30%, 12/15/16 (b)	3,000	2,990
Ford Credit Auto Owner Trust, 0.57%, 06/15/16	2,727	2,727
Honda Auto Receivables Owner Trust, 0.58%, 03/15/16	1,035	1,034
Hyundai Auto Receivables Trust
0.46%, 01/16/17	1,814	1,813
0.44%, 02/15/17	3,755	3,752
Navient Student Loan Trust
0.42%, 12/25/16 (b)	1,205	1,202
0.43%, 12/26/16 (b)	3,360	3,360
Nelnet Student Loan Trust REMIC, 0.31%, 10/26/26 (b)	1,450	1,448
Nissan Auto Receivables Owner Trust, 0.50%, 01/15/16	593	593
SLM Student Loan Trust, 0.32%, 04/27/20 (b)	1,769	1,762
Toyota Auto Receivables Owner Trust, 0.40%, 12/15/15	1,085	1,084
Total Non-U.S. Government Agency Asset-Backed Securities (cost $40,776)		40,732

CORPORATE BONDS AND NOTES - 48.0%

CONSUMER DISCRETIONARY - 4.2%
Daimler Finance North America LLC, 0.91%, 08/01/16 (b) (c)	1,280	1,287
NBCUniversal Enterprise Inc., 0.77%, 04/15/16 (b) (c)	1,500	1,503
Toyota Motor Credit Corp.
0.52%, 05/17/16 (b)	1,500	1,503
0.35%, 09/23/16 (b)	1,750	1,748
Volkswagen Group of America Finance LLC
0.60%, 05/23/17 (b)	1,085	1,082
0.67%, 11/20/17 (b) (c)	415	414
		7,537
CONSUMER STAPLES - 1.5%
Anheuser-Busch InBev Worldwide Inc., 4.13%, 01/15/15 (d)	1,200	1,202
Coca-Cola Co., 0.33%, 11/01/16 (b)	1,500	1,500
		2,702
ENERGY - 2.0%
BP Capital Markets Plc, 0.56%, 11/06/15 (b)	1,780	1,782
Devon Energy Corp., 0.69%, 12/15/15 (b)	560	560
TransCanada PipeLines Ltd., 0.94%, 06/30/16 (b)	1,365	1,371
		3,713
FINANCIALS - 27.0%
American Express Credit Corp., 1.34%, 06/12/15 (b)	1,500	1,506
American Honda Finance Corp., 0.61%, 05/26/16 (b) (c)	2,000	2,004
Bank of America NA, 0.70%, 11/14/16 (b)	1,500	1,499
Bank of Montreal, 0.75%, 07/15/16 (b)	1,500	1,507
Bank of New York Mellon Corp., 0.46%, 03/04/16 (b)	2,500	2,500
Berkshire Hathaway Finance Corp., 0.38%, 01/10/17 (b)	1,500	1,499
Caterpillar Financial Services Corp., 0.47%, 02/26/16 (b)	1,600	1,602
Citigroup Inc., 6.01%, 01/15/15	1,000	1,002
General Electric Capital Corp., 0.88%, 07/12/16 (b)	3,500	3,524
Goldman Sachs Group Inc., 0.63%, 07/22/15 (b)	1,200	1,200
HSBC USA Inc., 0.55%, 06/23/17 (b)	2,220	2,215
John Deere Capital Corp., 0.33%, 02/25/16 (b)	750	750
JPMorgan Chase & Co., 0.75%, 02/15/17 (b)	4,080	4,070
Metropolitan Life Global Funding I, 0.76%, 07/15/16 (b) (c)	2,000	2,008
Mizuho Bank Ltd., 0.70%, 09/25/17 (b) (c)	675	675
National Australia Bank Ltd., 0.78%, 07/25/16 (b)	1,400	1,406
PNC Funding Corp., 3.63%, 02/08/15	1,000	1,003
Pricoa Global Funding I, 0.50%, 08/19/15 (b) (c)	2,500	2,502
Principal Life Global Funding II, 0.61%, 05/27/16 (b) (c)	1,000	1,003
Royal Bank of Canada, 0.46%, 12/16/15 (b)	1,750	1,753
Simon Property Group LP, 5.10%, 06/15/15	2,350	2,396
Svenska Handelsbanken AB, 0.70%, 03/21/16 (b)	2,120	2,127
U.S. Bancorp, 3.15%, 03/04/15	1,440	1,447
U.S. Bank NA, 0.46%, 01/30/17 (b)	1,500	1,500
Wells Fargo & Co., 0.50%, 09/08/17 (b)	3,340	3,331
Westpac Banking Corp., 1.01%, 09/25/15 (b)	2,540	2,553
		48,582
HEALTH CARE - 3.1%
Bayer US Finance LLC, 0.48%, 10/07/16 (b) (c)	740	740
Medtronic Inc., 0.33%, 02/27/17 (b)	2,750	2,741
Merck & Co. Inc., 0.42%, 05/18/16 (b)	400	401
Pfizer Inc., 0.38%, 05/15/17 (b)	850	849
Walgreens Boots Alliance Inc., 0.68%, 05/18/16 (b)	820	820
		5,551
INDUSTRIALS - 2.9%
Canadian National Railway Co., 0.43%, 11/06/15 (b)	1,330	1,330
Rockwell Collins Inc., 0.59%, 12/15/16 (b)	1,720	1,720
United Technologies Corp., 0.73%, 06/01/15 (b)	2,150	2,154
		5,204
INFORMATION TECHNOLOGY - 4.1%
Apple Inc., 0.30%, 05/05/17 (b)	2,100	2,093
Cisco Systems Inc., 0.51%, 03/03/17 (b)	2,000	2,000
International Business Machines Corp., 0.30%, 02/05/16 (b)	1,800	1,800
Oracle Corp., 0.43%, 07/07/17 (b)	1,510	1,508
		7,401
MATERIALS - 0.6%
BHP Billiton Finance USA Ltd., 0.51%, 09/30/16 (b)	1,155	1,155

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 0.7%
Verizon Communications Inc., 0.70%, 11/02/15 (c)	1,200	1,200

UTILITIES - 1.9%
Duke Energy Ohio Inc., 0.38%, 03/06/15 (b)	1,850	1,850
Electricite de France SA, 0.69%, 01/20/17 (b) (c)	1,500	1,504
		3,354
Total Corporate Bonds and Notes (cost $86,502)		86,399

GOVERNMENT AND AGENCY OBLIGATIONS - 9.9%

GOVERNMENT SECURITIES - 9.9%
U.S. Treasury Securities - 9.9%
U.S. Treasury Note
4.00%, 02/15/15	2,250	2,261
0.38%, 03/15/15 - 04/15/15	11,000	11,007
0.25%, 07/15/15	4,500	4,503
Total Government and Agency Obligations (cost $17,772)		17,771

SHORT TERM INVESTMENTS - 15.6%

Certificates of Deposit - 3.1%
Credit Suisse, 0.65%, 12/07/15 (b)	1,500	1,501
Nordea Bank Finland Plc, 0.42%, 06/13/16 (b)	2,540	2,541
Sumitomo Mitsui Banking Corp., 0.64%, 03/13/15 (b)	1,500	1,501
		5,543
Investment Companies - 9.9%
JNL Money Market Fund, 0.01% (e) (f)	628	628
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (f)	17,195	17,195
		17,823
Treasury Securities - 2.6%
U.S. Treasury Bill, 0.12%, 06/25/15	$4,750	4,748
Total Short Term Investments (cost $28,114)		28,114

Total Investments - 96.1% (cost $173,164)		173,016
Other Assets and Liabilities, Net - 3.9%		6,934
Total Net Assets - 100.0%		$179,950

(a)	Consolidated Schedule of Investments.
(b)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(c)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $14,840 which represented 8.2% of net assets.

(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	Investment in affiliate.
(f)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation / (Depreciation)
Brent Crude Oil Future	May 2015	141	$35
CBT Wheat Future	July 2015	122	(143)
Cocoa Future	May 2015	175	(97)
Coffee ‘C’ Future	May 2015	32	8
Copper Future	May 2015	128	15
Corn Future	July 2015	438	(335)
Cotton No.2 Future	May 2015	126	(89)
Feeder Cattle Future	March 2015	57	(384)
Gold 100 Oz. Future	April 2015	126	(178)
ICE Gas Oil Future	April 2015	211	(261)
KCBT Wheat Future	July 2015	121	(125)
Lean Hogs Future	April 2015	230	(769)
Live Cattle Future	May 2015	122	(332)
LME Aluminum Future	April 2015	110	(45)
LME Lead Future	April 2015	206	61
LME Nickel Future	April 2015	96	82
LME Zinc Future	April 2015	153	18
Natural Gas Future	April 2015	124	(309)
NY Harbor ULSD Future	April 2015	105	50
Platinum Future	April 2015	158	(128)
RBOB Gasoline Future	April 2015	98	19
Silver Future	May 2015	78	(70)
Soybean Future	July 2015	101	(127)
Soybean Meal Future	July 2015	57	(57)
Soybean Oil Future	July 2015	159	(75)
Sugar #11 (World Markets) Future	May 2015	153	(23)
WTI Crude Oil Future	April 2015	137	(39)
			$(3,298)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian/Nicholas Convertible Arbitrage Fund

	Shares/Par †	Value
COMMON STOCKS - 0.7%

HEALTH CARE - 0.7%
Horizon Pharma Plc (a)	227	$2,927
Total Common Stocks (cost $2,929)		2,927

PREFERRED STOCKS - 6.5%

CONSUMER DISCRETIONARY - 0.8%
Fiat Chrysler Automobiles NV (b)	31	3,382

CONSUMER STAPLES - 1.3%
Tyson Foods Inc., 4.75%, 07/15/17 (b)	116	5,844

ENERGY - 0.1%
Chesapeake Energy Corp., 5.75% (b) (i)	1	604

FINANCIALS - 2.0%
Crown Castle International Corp., 4.50%, 11/01/16 (b) (c)	85	8,800

INDUSTRIALS - 1.3%
Genesee & Wyoming Inc., 5.00%, 10/01/15 (b)	49	5,640

MATERIALS - 1.0%
Alcoa Inc., 5.38%, 10/01/17 (b)	86	4,323
Total Preferred Stocks (cost $28,588)		28,593

CORPORATE BONDS AND NOTES - 94.4%

CONSUMER DISCRETIONARY - 12.6%
Jarden Corp., 1.88%, 09/15/18 (b) (c)	$2,765	4,336
Lennar Corp., 2.75%, 12/15/20 (b) (d)	3,370	6,807
Liberty Interactive LLC, 0.75%, 03/30/43 (b) (c)	6,800	9,664
Live Nation Entertainment Inc., 2.50%, 05/15/19 (b) (d)	7,730	8,165
MGM Resorts International, 4.25%, 04/15/15 (b)	8,170	9,641
priceline.com Inc., 1.00%, 03/15/18 (b)	5,150	6,843
Restoration Hardware Holdings Inc., 0.00%, 06/15/19 (b) (d) (e)	1,800	1,860
Tesla Motors Inc., 1.25%, 03/01/21 (b)	8,545	7,706
		55,022
ENERGY - 8.4%
Bristow Group Inc., 3.00%, 06/15/38 (b) (c)	5,887	6,123
Chesapeake Energy Corp., 2.50%, 05/15/37 (b) (c)	8,930	8,673
Cobalt International Energy Inc., 2.63%, 12/01/19 (b) (c)	4,460	2,693
Hornbeck Offshore Services Inc., 1.50%, 09/01/19 (b)	11,570	9,618
PDC Energy Inc., 3.25%, 05/15/16 (b) (d)	5,010	5,777
Scorpio Tankers Inc., 2.38%, 07/01/19 (b) (d)	3,940	3,755
		36,639
FINANCIALS - 3.4%
Cowen Group Inc., 3.00%, 03/15/19 (b) (c) (d)	3,830	4,120
iStar Financial Inc.
1.50%, 11/15/16 (b) (d)	1,775	1,800
3.00%, 11/15/16 (b)	3,295	4,166
Portfolio Recovery Associates Inc., 3.00%, 08/01/20 (b)	4,460	4,998
		15,084
HEALTH CARE - 17.2%
Brookdale Senior Living Inc., 2.75%, 06/15/18 (b)	4,065	5,536
Clovis Oncology Inc., 2.50%, 09/15/21 (b) (d)	4,660	5,333
Depomed Inc., 2.50%, 09/01/21 (b)	3,160	3,411
Illumina Inc., 0.00%, 06/15/19 (b) (d) (e)	10,075	11,082
Incyte Corp., 1.25%, 11/15/20 (b) (c)	5,725	8,820
Insulet Corp., 2.00%, 06/15/19 (b)	3,885	4,570
Isis Pharmaceuticals Inc., 1.00%, 11/15/21 (b) (d)	2,715	3,046
Jazz Investments I Ltd., 1.88%, 08/15/21 (b) (d)	5,715	6,465
Medivation Inc., 2.63%, 04/01/17 (b) (c)	4,945	9,590
Orexigen Therapeutics Inc., 2.75%, 12/01/20 (b)	4,005	3,980
Pacira Pharmaceuticals Inc., 3.25%, 02/01/19 (b)	1,020	3,646
Salix Pharmaceuticals Ltd., 1.50%, 03/15/19 (b)	4,720	8,605
Spectranetics Corp., 2.63%, 06/01/34 (b)	685	879
		74,963
INDUSTRIALS - 9.4%
Air Lease Corp., 3.88%, 12/01/18 (b) (f)	5,850	7,993
Greenbrier Cos. Inc., 3.50%, 04/01/18 (b) (c)	3,385	5,090
Meritor Inc., 7.88%, 03/01/26 (b)	2,765	4,554
Navistar International Corp., 4.75%, 04/15/19 (b) (d)	9,500	9,084
SolarCity Corp., 2.75%, 11/01/18 (b)	3,005	3,240
UTi Worldwide Inc., 4.50%, 03/01/19 (b) (d)	10,150	11,209
		41,170
INFORMATION TECHNOLOGY - 39.6%
Akamai Technologies Inc., 0.00%, 02/15/19 (b) (c) (d) (e)	3,985	4,147
Ciena Corp., 4.00%, 12/15/20 (b) (c)	7,875	9,760
Electronic Arts Inc., 0.75%, 07/15/16 (b) (c)	8,750	13,180
Electronics For Imaging Inc., 0.75%, 09/01/19 (b) (c) (d)	5,645	5,726
EnerNOC Inc., 2.25%, 08/15/19 (b) (d)	1,505	1,264
Intel Corp., 3.25%, 08/01/39 (b) (c)	6,275	10,911
LinkedIn Corp., 0.50%, 11/01/19 (b) (d)	3,565	3,761
Micron Technology Inc., 3.00%, 11/15/43 (b)	3,400	4,473
Nvidia Corp., 1.00%, 12/01/18 (b)	7,880	9,057
NXP Semiconductor NV, 1.00%, 12/01/19 (b) (d)	4,295	4,400
Palo Alto Networks Inc., 0.00%, 07/01/19 (b) (d) (e)	6,085	7,686
Proofpoint Inc., 1.25%, 12/15/18 (b)	7,365	10,058
Qihoo 360 Technology Co. Ltd., 2.50%, 09/15/18 (b) (d)	5,655	5,450
salesforce.com inc., 0.25%, 04/01/18 (b)	6,125	6,979
SanDisk Corp., 0.50%, 10/15/20 (b)	9,610	11,544
ServiceNow Inc., 0.00%, 11/01/18 (b) (e)	6,980	7,940
Sina Corp., 1.00%, 12/01/18 (b)	9,715	8,956
SunEdison Inc., 2.00%, 10/01/18 (b) (d)	3,835	5,628
SunPower Corp., 0.75%, 06/01/18 (b)	5,775	7,049
Synchronoss Technologies Inc., 0.75%, 08/15/19 (b)	4,190	4,412
Take-Two Interactive Software Inc., 1.00%, 07/01/18 (b)	4,145	5,785
Trulia Inc., 2.75%, 12/15/20 (b)	3,120	4,504
Twitter Inc., 1.00%, 09/15/21 (b) (d)	7,305	6,364
WebMD Health Corp., 1.50%, 12/01/20 (b)	4,710	4,701
Workday Inc., 0.75%, 07/15/18 (b)	7,885	9,349
		173,084
MATERIALS - 3.8%
Kaiser Aluminum Corp., 4.50%, 04/01/15 (b) (c)	4,110	6,116

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
RTI International Metals Inc., 1.63%, 10/15/19 (b)	10,730	10,428
		16,544
Total Corporate Bonds and Notes (cost $395,602)		412,506
SHORT TERM INVESTMENTS - 2.3%

Investment Company - 1.5%
JNL Money Market Fund, 0.01% (g) (h)	6,545	6,545

Securities Lending Collateral - 0.8%
Repurchase Agreement with CSI, 0.07% (Collateralized by $3,044 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $1,530) acquired on 12/31/14, due 01/02/15 at $1,500	$1,500	1,500
Repurchase Agreement with MLP, 0.06% (Collateralized by $609 U.S. Treasury Bond, 6.25%, due 05/15/30, value $914 and $1,008 U.S. Treasury Note, 0.13%, due 07/15/24, value $968) acquired on 12/31/14, due 01/02/15 at $1,845	1,845	1,845
		3,345
Total Short Term Investments (cost $9,890)		9,890

Total Investments - 103.9% (cost $437,009)		453,916
Total Securities Sold Short - (48.4%) (proceeds $198,561)		(211,262)
Other Assets and Liabilities, Net - 44.5%		194,097
Total Net Assets - 100.0%		$436,751

SECURITIES SOLD SHORT - 48.4%

COMMON STOCKS - 47.9%

CONSUMER DISCRETIONARY - 6.1%
Comcast Corp. - Class A	43	$2,494
Fiat Chrysler Automobiles NV	144	1,663
Jarden Corp.	74	3,541
Lennar Corp. - Class A	137	6,150
Live Nation Inc.	96	2,497
MGM Resorts International	132	2,821
Priceline Group Inc.	4	4,321
Restoration Hardware Holdings Inc.	9	819
Tesla Motors Inc.	11	2,375
		26,681
CONSUMER STAPLES - 1.0%
Tyson Foods Inc. - Class A	104	4,170

ENERGY - 1.7%
Bristow Group Inc.	24	1,590
Chesapeake Energy Corp.	19	366
Cobalt International Energy Inc.	49	439
Hornbeck Offshore Services Inc.	86	2,145
PDC Energy Inc.	35	1,461
Scorpio Tankers Inc.	162	1,404
		7,405
FINANCIALS - 2.3%
Cowen Group Inc. - Class A	323	1,551
Crown Castle International Corp.	47	3,686
iStar Financial Inc.	245	3,347
PRA Group Inc.	27	1,572
		10,156
HEALTH CARE - 9.4%
Brookdale Senior Living Inc.	83	3,050
Clovis Oncology Inc.	44	2,451
DepoMed Inc.	38	611
Illumina Inc.	17	3,098
Incyte Corp.	74	5,418
Insulet Corp.	34	1,558
Isis Pharmaceuticals Inc.	19	1,179
Jazz Pharmaceuticals Plc	20	3,278
Medivation Inc.	90	9,003
Orexigen Therapeutics Inc.	293	1,778
Pacira Pharmaceuticals Inc.	35	3,091
Salix Pharmaceuticals Ltd.	54	6,183
Spectranetics Corp.	12	414
		41,112
INDUSTRIALS - 5.5%
Air Lease Corp. - Class A	146	5,003
Genesee & Wyoming Inc. - Class A	39	3,540
Greenbrier Cos. Inc.	72	3,859
Meritor Inc.	127	1,920
Navistar International Corp.	88	2,941
SolarCity Corp.	34	1,822
UTi Worldwide Inc.	404	4,875
		23,960
INFORMATION TECHNOLOGY - 19.8%
Akamai Technologies Inc.	16	980
Ciena Corp.	240	4,649
Electronic Arts Inc.	198	9,329
Electronics for Imaging Inc.	60	2,565
EnerNOC Inc.	33	503
Intel Corp.	243	8,829
Linkedin Corp. - Class A	6	1,390
Micron Technology Inc.	64	2,225
Nvidia Corp.	215	4,313
NXP Semiconductors NV	22	1,716
Palo Alto Networks Inc.	39	4,734
Proofpoint Inc.	123	5,917
Qihoo 360 Technology Co. Ltd. - ADR	10	584
Salesforce.com Inc.	47	2,784
SanDisk Corp.	68	6,649
ServiceNow Inc.	55	3,716
Sina Corp.	4	147
SunEdison Inc.	197	3,837
SunPower Corp.	139	3,588
Synchronoss Technologies Inc.	39	1,649
Take-Two Interactive Software Inc.	145	4,050
Trulia Inc.	69	3,198
Twitter Inc.	49	1,757
WebMD Health Corp.	59	2,352
Workday Inc. - Class A	62	5,022
		86,483
MATERIALS - 2.1%
Alcoa Inc.	169	2,673
Kaiser Aluminum Corp.	54	3,854
RTI International Metals Inc.	99	2,511
		9,038
Total Common Stocks (proceeds $196,553)		209,005

INVESTMENT COMPANIES - 0.5%
iShares 20+ Year Treasury Bond ETF	18	2,257

Total Investment Companies (proceeds $2,008)		2,257

Total Securities Sold Short - 48.4% (proceeds $198,561)		$211,262

(a)	Non-income producing security.
(b)	Convertible security.
(c)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(d)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $122,931 which represented 28.1% of net assets.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or portion of the security was on loan.
(g)	Investment in affiliate.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(i)	Perpetual security.

See accompanying Notes to Financial Statements.

Curian/PIMCO Credit Income Fund *

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.0%
JPMorgan Mortgage Acquisition Trust REMIC, 0.44%, 07/25/36 (b)	$300	$216
Other Securities		3,327
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,455)		3,543

CORPORATE BONDS AND NOTES - 71.7%

CONSUMER DISCRETIONARY - 5.9%
Cablevision Systems Corp. Term Loan B, 2.67%, 04/15/20 (b)	457	447
QVC Inc., 4.45%, 02/15/25	500	489
Other Securities		4,288
		5,224
CONSUMER STAPLES - 1.0%
Other Securities		838

ENERGY - 8.7%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18 (a)	400	412
Energy Future Intermediate Holding Co. LLC Term Loan, 4.25%, 04/28/16 (b)	732	731
Petrobras Global Finance BV, 6.25%, 03/17/24	100	95
Petrobras International Finance Co., 7.88%, 03/15/19	400	421
Other Securities		6,080
		7,739
FINANCIALS - 39.1%
ABN AMRO Bank NV, 6.25%, 09/13/22	400	433
Banco Popolare, 2.38%, 01/22/18, EUR	400	488
Banco Santander Brasil SA
4.50%, 04/06/15 (a)	100	101
4.63%, 02/13/17 (a)	300	311
Bank of America Corp.
6.50%, 08/01/16	350	377
0.00%, 01/04/17 (f)	500	488
2.65%, 04/01/19	100	101
4.00%, 04/01/24	600	625
Bank of America NA
1.25%, 02/14/17	250	249
0.65%, 05/08/17 (b)	250	250
Bank of New York Mellon Corp., 2.30%, 09/11/19	400	402
Barclays Bank Plc
14.00% (callable at 100 beginning 12/15/19) (g), GBP	200	409
7.63%, 11/21/22	600	656
Cantor Fitzgerald LP, 7.88%, 10/15/19 (a)	500	546
Citigroup Inc.
4.88%, 05/07/15	500	507
1.03%, 04/01/16 (b)	500	502
8.13%, 07/15/39	100	153
Credit Agricole SA
6.63% (callable at 100 beginning 09/23/19) (c) (d) (g)	300	291
0.78%, 06/12/17 (a) (b)	250	250
Credit Suisse
3.00%, 10/29/21	300	299
3.63%, 09/09/24	250	254
Credit Suisse AG, 6.50%, 08/08/23 (a)	200	220
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (g)	200	208
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (h)	400	424
Crown Castle International Corp., 4.88%, 04/15/22	100	101
DBS Bank Ltd.
0.84%, 07/15/21 (a) (b)	100	99
3.62%, 09/21/22	200	206
DBS Group Holdings Ltd., 2.25%, 07/16/19 (a)	200	200
Ford Motor Credit Co. LLC
7.00%, 04/15/15	100	102
12.00%, 05/15/15	100	104
2.38%, 01/16/18	400	402
8.13%, 01/15/20	150	186
5.88%, 08/02/21	200	232
Goldman Sachs Group Inc.
5.95%, 01/18/18	700	778
6.15%, 04/01/18	200	224
7.50%, 02/15/19	380	452
6.00%, 06/15/20	200	231
4.80%, 07/08/44	250	268
HBOS Plc, 6.75%, 05/21/18 (a)	400	446
HSBC Bank USA NA, 4.88%, 08/24/20	110	121
HSBC Capital Funding LP, 10.18%, (callable at 100 beginning 06/30/30) (a) (g)	100	150
HSBC Finance Corp., 6.68%, 01/15/21	350	415
HSBC Holdings Plc, 6.80%, 06/01/38	300	398
Industrial & Commercial Bank of China Ltd., 2.35%, 11/13/17	400	399
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	203
6.50%, 02/24/21 (a)	250	289
5.02%, 06/26/24 (c) (d)	400	388
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (g)	150	147
6.10% (callable at 100 beginning 10/01/24) (g)	500	499
1.06%, 05/30/17 (b), GBP	50	77
6.30%, 04/23/19	300	348
3.63%, 05/13/24	150	154
JPMorgan Chase Bank NA
0.57%, 06/13/16 (b)	250	249
5.38%, 09/28/16, GBP	100	166
0.78%, 05/31/17 (b), EUR	550	664
0.65%, 06/02/17 (b)	250	249
6.00%, 10/01/17	250	277
LeasePlan Corp., 3.00%, 10/23/17 (c) (d)	200	205
LeasePlan Corp. NV, 2.50%, 05/16/18 (a)	200	200
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,010	1,160
Moody’s Corp.
4.50%, 09/01/22	200	214
4.88%, 02/15/24	290	319
Morgan Stanley
6.25%, 08/28/17	100	111

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
7.30%, 05/13/19	290	344
5.75%, 01/25/21	100	115
Rio Oil Finance Trust
6.25%, 07/06/24 (a)	250	239
6.75%, 01/06/27 (a)	250	239
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (a) (g)	400	450
Royal Bank of Scotland NV, 4.65%, 06/04/18	500	519
Royal Bank of Scotland Plc, 9.50%, 03/16/22	100	114
Sberbank of Russia Via SB Capital SA
5.40%, 03/24/17	200	187
3.35%, 11/15/19, EUR	100	100
5.72%, 06/16/21	200	173
UBS AG
2.38%, 08/14/19	300	300
7.63%, 08/17/22	750	883
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (g)	100	101
3.00%, 01/22/21	300	306
4.48%, 01/16/24	100	107
4.65%, 11/04/44	100	103
Wells Fargo Bank NA, 5.95%, 08/26/36	100	126
Other Securities		10,265
		34,648
HEALTH CARE - 3.3%
Amgen Inc.
2.30%, 06/15/16	150	152
4.10%, 06/15/21	355	381
3.63%, 05/22/24	300	305
Medtronic Inc.
1.04%, 03/15/20 (a) (b)	150	150
3.50%, 03/15/25 (a)	250	256
WellPoint Inc., 1.25%, 09/10/15	500	502
Other Securities		1,137
		2,883
INDUSTRIALS - 2.7%
International Lease Finance Corp.
6.75%, 09/01/16 (a)	200	213
7.13%, 09/01/18 (a)	190	213
Masco Corp.
6.13%, 10/03/16	150	159
5.85%, 03/15/17	50	54
5.95%, 03/15/22	150	166
6.50%, 08/15/32	100	102
Other Securities		1,478
		2,385
INFORMATION TECHNOLOGY - 2.8%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	300	296
3.60%, 11/28/24 (a)	300	298
Avago Technologies Term Loan, 3.75%, 04/01/21 (b)	599	596
Other Securities		1,312
		2,502
MATERIALS - 1.3%
Other Securities		1,111

TELECOMMUNICATION SERVICES - 4.8%
Crown Castle International Corp., 5.25%, 01/15/23	100	102
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21 (b)	398	391
Telefonica Emisiones SAU
3.99%, 02/16/16	300	309
6.42%, 06/20/16	100	107
Verizon Communications Inc.
1.01%, 06/17/19 (b)	100	101
2.63%, 02/21/20 (a)	500	494
4.50%, 09/15/20	200	217
5.15%, 09/15/23	400	442
6.55%, 09/15/43	280	359
5.01%, 08/21/54 (a)	279	289
Other Securities		1,421
		4,232
UTILITIES - 2.1%
Israel Electric Corp. Ltd.
5.63%, 06/21/18	200	211
7.25%, 01/15/19 (a)	200	223
Other Securities		1,434
		1,868
Total Corporate Bonds and Notes (cost $63,466)		63,430

GOVERNMENT AND AGENCY OBLIGATIONS - 17.4%

GOVERNMENT SECURITIES - 16.4%
Municipals - 0.2%
Other Securities		199

Sovereign - 1.5%
Italy Buoni Poliennali Del Tesoro, 5.50%, 11/01/22, EUR	500	778
Other Securities		522
		1,300
Treasury Inflation Index Securities - 1.3%
U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/25 (k)	1,008	1,185

U.S. Treasury Securities - 13.4%
U.S. Treasury Bond
3.13%, 11/15/41	260	281
3.13%, 02/15/42	100	108
3.00%, 05/15/42 (l)	800	841
3.63%, 08/15/43	300	353
0.00%,11/15/43 (f)	2,500	1,099
3.75%, 11/15/43	3,700	4,450
3.63%, 02/15/44	750	883
3.38%, 05/15/44	25	28
3.13%, 08/15/44 (m)	2,050	2,207
Principal Only, 0.00%, 08/15/43 (f)	1,300	576
Principal Only, 0.00%, 02/15/44 (f)	1,300	567
U.S. Treasury Note
0.25%, 02/28/15 (l)	64	64
0.25%, 05/15/15	100	100
2.25%, 11/15/24	250	252
		11,809
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.0%
Federal National Mortgage Association - 1.0%
Federal National Mortgage Association, 3.00%, 01/15/45, TBA (m)	900	910
Total Government and Agency Obligations (cost $14,304)		15,403

COMMON STOCKS - 0.9%

CONSUMER DISCRETIONARY - 0.7%
Other Securities		661

FINANCIALS - 0.0%
Citigroup Inc.	1	42

INFORMATION TECHNOLOGY - 0.2%
Other Securities		132
Total Common Stocks (cost $903)		835

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

	Shares/Par/Contracts †	Value
PREFERRED STOCKS - 0.4%

FINANCIALS - 0.4%
Other Securities		339
Total Preferred Stocks (cost $337)		339

PURCHASED OPTIONS - 0.1%
Other Securities		49
Total Purchased Options (cost $163)		49

TRUST PREFERREDS - 0.5%

FINANCIALS - 0.5%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	17	438

UTILITIES - 0.0%
Other Securities		11
Total Trust Preferreds (cost $463)		449

SHORT TERM INVESTMENTS - 8.7%
Certificates of Deposit - 0.8%
Banco Bilbao Vizcaya Argentaria
0.98%, 10/23/15 (b)	$250	250
1.08%, 05/16/16 (b)	250	250
Credit Suisse, 0.61%, 01/28/16 (b)	200	200
		700
Federal Home Loan Bank - 1.2%
Federal Home Loan Bank
0.08%, 04/17/15 (o)	300	300
0.09%, 04/29/15 (o)	500	500
0.11%, 05/20/15 (o)	300	300
		1,100
Federal Home Loan Mortgage Corp. - 1.5%
Federal Home Loan Mortgage Corp.
0.06%, 02/09/15 (o)	100	100
0.09%, 02/13/15 (o)	300	300
0.05%, 03/11/15 (o)	600	600
0.07%, 04/09/15 (o)	300	300
		1,300
Federal National Mortgage Association - 1.3%
Federal National Mortgage Association
0.05%, 03/16/15 (o)	100	100
0.07%, 04/08/15 (o)	200	200
0.09%, 04/27/15 (o)	300	300
0.09%, 05/01/15 (o)	600	600
		1,200
Investment Company - 0.9%
JNL Money Market Fund, 0.01% (p) (q)	817	817

Treasury Securities - 3.0%
Mexico Cetes, 0.20%, 04/30/15, MXN	2,867	1,924
U.S. Treasury Bill, 0.02%, 01/29/15	$600	600
Other Securities		121
		2,645
Total Short Term Investments (cost $7,796)		7,762

Total Investments - 103.7% (cost $90,887)		91,810
Other Assets and Liabilities, Net - (3.7%)		(3,299)
Total Net Assets - 100.0%		$88,511

(a)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $16,034 which represented 18.1% of net assets.

(b)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(c)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Perpetual security.
(h)	Convertible security.
(i)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(j)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Treasury inflation indexed note, par amount is adjusted for inflation.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(m)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2014, the total cost of investments purchased on a delayed delivery basis was $3,086.
(n)	Non-income producing security.
(o)	This security is a direct debt of the agency and not collateralized by mortgages.
(p)	Investment in affiliate.
(q)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Investments by Country‡	Percentage of Total Long-Term Investments
Australia	0.4%
Brazil	1.6
Canada	0.5
Cayman Islands	0.3
Chile	0.6
China	2.7
Colombia	0.1
Ecuador	0.1
France	1.5
Germany	0.1
Greece	0.2
Hong Kong	0.2
India	0.9
Indonesia	0.1
Israel	0.5
Italy	3.2
Japan	1.0
Luxembourg	0.9
Macau	0.2
Mexico	0.2
Netherlands	1.9
Peru	0.5
Portugal	0.3
Russian Federation	1.9
Singapore	0.6
Slovenia	0.4
South Africa	0.2
South Korea	0.5
Spain	0.7
Switzerland	2.4
United Kingdom	5.0
United States	70.3
Total Long-Term Investments	100.0%

‡       The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act, as amended.  As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Anglo American Capital Plc, 4.13%, 04/15/21	04/08/2014	$199	$201	0.2%
BGC Partners Inc., 5.38%, 12/09/19	12/05/2014	223	221	0.3
BP AMI Leasing Inc., 5.52%, 05/08/19	09/25/2014	141	140	0.2
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.35%, 09/08/19	09/03/2014	400	397	0.5
Canadian Oil Sands Ltd., 7.75%, 05/15/19	04/13/2012	58	54	0.1
Corp. Nacional del Cobre de Chile, 2.25%, 07/09/24	07/03/2014	135	125	0.1
Cox Communications Inc., 3.85%, 02/01/25	12/02/2014	200	202	0.2
Credit Agricole SA, 6.63%, callable at 100 beginning 09/23/19	09/12/2014	300	291	0.3
Enable Midstream Partners LP, 2.40%, 05/15/19	05/20/2014	200	195	0.2
Glencore Funding LLC, 1.70%, 05/27/16	01/17/2014	150	150	0.2
Intesa Sanpaolo SpA, 5.02%, 06/26/24	06/20/2014	400	388	0.4
LeasePlan Corp., 3.00%, 10/23/17	03/24/2014	204	205	0.2
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	11/04/2014	200	196	0.2
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20	09/15/2014	333	332	0.4
Petrofac Ltd., 3.40%, 10/10/18	10/04/2013	100	99	0.1
Piper Jaffray Cos., 3.26%, 05/31/17	06/03/2014	100	100	0.1
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19	10/28/2014	100	100	0.1
		$3,443	$3,396	3.8%

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/ Notional Contracts	Value
Index Options
CDX.NA.IG.23 Put Option, CSI	02/18/2015	0.85		17	$(1)
CDX.NA.IG.23 Put Option, CSI	01/21/2015	0.85		17	—
CDX.NA.IG.23 Put Option, JPM	03/18/2015	1.00		17	(1)
CDX.NA.IG.23 Put Option, JPM	03/18/2015	0.95		26	(2)
Euro Stoxx 50 Index Put Option, CSI	12/20/2019	300.00		17	(57)
iTraxx Europe Main Series 22 Call Option, BNP	01/21/2015	0.60		2	—
iTraxx Europe Main Series 22 Call Option, BOA	02/18/2015	0.55		2	—
iTraxx Europe Main Series 22 Call Option, CIT	01/21/2015	0.60		3	(1)
iTraxx Europe Main Series 22 Call Option, GSC	01/21/2015	0.60		1	—
iTraxx Europe Main Series 22 Call Option, GSC	03/18/2015	0.50		4	(1)
iTraxx Europe Main Series 22 Call Option, JPM	03/18/2015	0.50		4	(1)
iTraxx Europe Main Series 22 Call Option, JPM	01/21/2015	0.60		1	—
iTraxx Europe Main Series 22 Put Option, BNP	01/21/2015	0.90		2	—
iTraxx Europe Main Series 22 Put Option, BOA	02/18/2015	0.85		2	—
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	0.90		2	—
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	1.00		1	—
iTraxx Europe Main Series 22 Put Option, CSI	01/21/2015	0.90		13	—
iTraxx Europe Main Series 22 Put Option, CSI	01/21/2015	0.85		7	—
iTraxx Europe Main Series 22 Put Option, GSC	01/21/2015	1.20		3	—
iTraxx Europe Main Series 22 Put Option, GSC	01/21/2015	1.00		1	—
iTraxx Europe Main Series 22 Put Option, GSC	03/18/2015	0.85		4	(1)
iTraxx Europe Main Series 22 Put Option, JPM	01/21/2015	1.00		1	—
iTraxx Europe Main Series 22 Put Option, JPM	03/18/2015	0.85		4	(1)
				151	$(66)

Foreign Currency Options
Brazilian Real versus USD Call Option, BOA	05/27/2015	BRL	2.65	400,000	$(23)
Brazilian Real versus USD Call Option, GSB	06/02/2015	BRL	2.70	200,000	(10)
Indian Rupee versus USD Call Option, BOA	02/27/2015	INR	65.20	200,000	(1)
Indian Rupee versus USD Call Option, GSB	06/02/2015	INR	67.00	100,000	(1)

See accompanying Notes to Financial Statements.

	Expiration Date	Exercise Price		Contracts/ Notional Contracts	Value
Foreign Currency Options (continued)
Indian Rupee versus USD Call Option, MSB	06/03/2015	INR	65.90	300,000	$(5)
				1,200,000	$(40)

Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 2.30% fixed, GSC	02/13/2015	N/A		15	$(12)
Call Swaption, 3-Month LIBOR versus 2.91% fixed, MSS	08/17/2015	N/A		49	(26)
Call Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015	N/A		16	(6)
Call Swaption, 6-Month Euribor versus 0.95% fixed, DUB	03/23/2015	N/A		1	(2)
Call Swaption, 6-Month Euribor versus 0.95% fixed, GSB	03/23/2015	N/A		1	(2)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, DUB	09/21/2015	N/A		2	(2)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, GSC	02/13/2015	N/A		15	—
Put Swaption, 3-Month LIBOR versus 2.91% fixed, MSS	08/17/2015	N/A		49	(8)
Put Swaption, 3-Month LIBOR versus 3.38% fixed, MSS	03/04/2015	N/A		23	—
Put Swaption, 3-Month LIBOR versus 3.40% fixed, JPM	03/04/2015	N/A		23	—
Put Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015	N/A		16	(2)
Put Swaption, 6-Month Euribor versus 1.55% fixed, DUB	03/23/2015	N/A		1	—
Put Swaption, 6-Month Euribor versus 1.55% fixed, GSB	03/23/2015	N/A		1	—
				212	$(60)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at December 31, 2013	300	$59
Options written during the year	2,550,694	399
Options closed during the year	(167)	(21)
Options expired during the year	(1,350,464)	(155)
Options outstanding at December 31, 2014	1,200,363	$282

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
5-Year USD Deliverable Interest Rate Swap Future	March 2015	12	$5
Euro-Bund Future	March 2015	(2)	(5)
JPX-Nikkei Index 400 Future	March 2015	8	—
U.S. Treasury Note Future, 10-Year	March 2015	27	22
			$22

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	01/05/2015	BNP	BRL	224	$84	$(2)
BRL/USD	01/05/2015	CSI	BRL	227	85	—
BRL/USD	01/05/2015	MSC	BRL	192	72	—
BRL/USD	07/02/2015	DUB	BRL	224	80	(2)
EUR/USD	01/05/2015	BNP	EUR	1,810	2,190	(67)
EUR/USD	01/05/2015	CIT	EUR	4,000	4,840	(62)
GBP/USD	02/03/2015	UBS	GBP	56	87	—
INR/USD	01/20/2015	CIT	INR	16,124	255	(4)
JPY/USD	01/05/2015	MSC	JPY	212,700	1,776	(53)
JPY/USD	01/05/2015	BOA	JPY	104,461	872	1
MXN/USD	02/05/2015	BCL	MXN	2,384	161	(15)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
MXN/USD	02/05/2015	MSC	MXN	4,803	$325	$(15)
USD/AUD	01/05/2015	JPM	AUD	(290)	(237)	9
USD/BRL	01/05/2015	DUB	BRL	(224)	(84)	3
USD/BRL	01/05/2015	CSI	BRL	(227)	(86)	1
USD/BRL	01/05/2015	BNP	BRL	(192)	(72)	(2)
USD/BRL	02/03/2015	MSC	BRL	(192)	(72)	—
USD/BRL	07/02/2015	CSI	BRL	(227)	(81)	—
USD/EUR	01/05/2015	JPM	EUR	(5,810)	(7,030)	168
USD/EUR	02/03/2015	CIT	EUR	(4,000)	(4,842)	62
USD/GBP	02/03/2015	MSC	GBP	(783)	(1,220)	3
USD/JPY	01/05/2015	CSI	JPY	(160,261)	(1,338)	16
USD/JPY	01/05/2015	BOA	JPY	(156,900)	(1,310)	2
USD/JPY	02/03/2015	BOA	JPY	(104,461)	(872)	(1)
USD/MXN	02/05/2015	BNP	MXN	(4,024)	(272)	14
USD/MXN	02/05/2015	BNP	MXN	(296)	(20)	—
USD/MXN	02/05/2015	DUB	MXN	(405)	(27)	—
USD/MXN	04/30/2015	CIT	MXN	(28,376)	(1,909)	16
					$(8,645)	$72

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	1,600	$(2)	$(2)
BOA	Brazil Interbank Deposit Rate	Paying	8.91%	01/02/2017	BRL	2,000	2	(54)
BOA	Brazil Interbank Deposit Rate	Paying	8.91%	01/02/2017	BRL	1,600	2	(44)
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	900	(1)	(2)
DUB	Brazil Interbank Deposit Rate	Paying	12.00%	01/04/2021	BRL	900	—	—
GSB	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	800	3	(1)
UBS	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	3,700	7	(18)
UBS	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	100	—	—
UBS	Brazil Interbank Deposit Rate	Paying	11.00%	01/04/2021	BRL	100	—	(1)
UBS	Brazil Interbank Deposit Rate	Paying	11.00%	01/04/2021	BRL	1,300	(5)	(10)
BNP	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	100	—	(3)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	100	—	(2)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	100	—	(2)
BNP	Eurozone HICP	Receiving	0.85%	12/15/2019	EUR	50	—	(1)
BOA	Eurozone HICP	Receiving	0.70%	12/15/2018	EUR	100	—	(1)
BOA	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	100	—	(3)
BOA	Eurozone HICP	Receiving	0.75%	12/10/2019	EUR	50	—	(1)
BOA	Eurozone HICP	Receiving	0.75%	12/10/2019	EUR	50	—	(1)
CIT	Eurozone HICP	Receiving	0.75%	12/15/2019	EUR	100	—	(2)
DUB	Eurozone HICP	Receiving	0.60%	12/15/2018	EUR	50	—	—
DUB	Eurozone HICP	Receiving	0.75%	12/15/2019	EUR	100	—	(1)
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	100	—	(2)
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	100	—	(2)
GSB	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	100	—	(3)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	100	—	(2)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	200	—	(4)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	50	—	(1)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	100	—	(2)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	200	—	(3)
MSC	Eurozone HICP	Receiving	0.35%	12/15/2017	EUR	50	—	—
MSC	Eurozone HICP	Receiving	0.91%	11/26/2019	EUR	50	—	(1)
MSC	Eurozone HICP	Receiving	0.80%	12/10/2019	EUR	50	—	(1)
UBS	Eurozone HICP	Receiving	0.70%	12/15/2018	EUR	50	—	(1)
UBS	Eurozone HICP	Receiving	0.91%	11/26/2019	EUR	50	—	(1)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements (continued)
UBS	Eurozone HICP	Receiving	0.91%	11/26/2019	EUR	50	$—	$(1)
UBS	Eurozone HICP	Receiving	0.80%	12/10/2019	EUR	100	—	(1)
CSI	Eurozone HICP ex. Tobacco	Receiving	1.05%	09/15/2019	EUR	100	—	(3)
DUB	Eurozone HICP ex. Tobacco	Receiving	1.05%	09/15/2019	EUR	100	—	(3)
GSB	Eurozone HICP ex. Tobacco	Receiving	1.05%	09/15/2019	EUR	100	—	(4)
DUB	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	7,650	1	(4)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016		100	—	(2)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016		100	—	(2)
							$7	$(192)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month Euribor	Receiving	0.40%	03/16/2015	EUR	800	$(1)
N/A	3-Month LIBOR	Receiving	2.70%	05/21/2024		1,100	(43)
N/A	3-Month LIBOR	Paying	2.46%	11/15/2024		300	(5)
N/A	3-Month LIBOR	Paying	3.00%	12/17/2024		950	(14)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	3.25%	09/21/2017	AUD	11,100	96
N/A	6-Month Euribor	Receiving	1.25%	03/18/2025	EUR	1,300	(75)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	66,700	(33)
N/A	British Bankers’ Association Yen LIBOR	Receiving	1.00%	09/20/2024	JPY	140,000	(15)
N/A	London-Interbank Offered Rate	Receiving	3.00%	09/11/2024	GBP	100	(6)
N/A	London-Interbank Offered Rate	Receiving	2.75%	03/18/2025	GBP	700	(74)
N/A	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	17,950	(4)
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	1,600	1
N/A	Mexican Interbank Rate	Paying	5.81%	09/29/2021	MXN	1,300	1
N/A	Mexican Interbank Rate	Paying	5.75%	09/30/2021	MXN	1,600	—
N/A	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	13,100	(5)
							$(177)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (3)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
CIT	AT&T Inc., 1.60%, 02/15/2017	0.35%	1.00%	12/20/2017	$(150)	$3	$2	$1
BOA	Barrick Gold Corp., 5.80%, 11/15/2034	1.03%	1.00%	06/20/2018	(100)	—	(4)	4
CIT	Barrick Gold Corp., 5.80%, 11/15/2034	1.26%	1.00%	12/20/2018	(100)	(1)	(4)	3
MSS	Barrick Gold Corp., 5.80%, 11/15/2034	1.26%	1.00%	12/20/2018	(100)	(1)	(4)	3
BBP	Berkshire Hathaway Inc., 2.45%, 12/15/2015	0.30%	1.00%	12/20/2017	(200)	4	(2)	6
DUB	BNP Paribas, 2.88%, 09/26/2023	0.53%	1.00%	03/20/2019	(182)	4	2	2
CGM	CDX.NA.23	N/A	1.00%	12/20/2024	(150)	(4)	(3)	(1)
GSI	Community Health Systems Inc., 8.00%, 11/15/2019	3.45%	5.00%	03/20/2021	(100)	8	7	1
GSI	Credit Agricole, 5.07%, 08/10/2022	0.60%	1.00%	09/20/2019	(250)	5	3	2
CIT	D.R. Horton Inc., 3.63%, 02/15/2018	2.05%	1.00%	03/20/2021	(100)	(6)	(7)	1
JPM	Enbridge Inc. 4.90%,03/01/2015	2.22%	1.00%	12/20/2019	(50)	(3)	—	(3)
CSI	Encana Corp., 4.75%, 10/15/2013	1.55%	1.00%	03/20/2018	(100)	(1)	(1)	—
CIT	Exelon Generation Co. LLC, 6.20%, 10/01/2017	0.88%	1.00%	03/20/2019	(100)	1	(2)	3
CSI	Federative Republic of Brazil, 12.25%, 03/06/2030	1.37%	1.00%	09/20/2017	(100)	(1)	(3)	2
CSI	Federative Republic of Brazil, 12.25%, 03/06/2030	1.64%	1.00%	12/20/2018	(100)	(3)	(5)	2
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	1.64%	1.00%	12/20/2018	(100)	(2)	(5)	3
MSC	Federative Republic of Brazil, 12.25%, 03/06/2030	1.31%	1.00%	06/20/2017	(100)	(1)	(3)	2
MSS	Federative Republic of Brazil, 12.25%, 03/06/2030	1.64%	1.00%	12/20/2018	(100)	(2)	(4)	2

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (3)	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements - sell protection (2) (continued)
BBP	Ford Motor Co., 6.50%, 08/01/2018	0.19%	5.00%	12/20/2015	$(50)	$3	$5	$(2)
JPM	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	1.94%	1.00%	06/20/2019	(100)	(4)	(3)	(1)
MSC	Freeport-McMoRan Copper & Gold, 3.55%, 03/01/2022	1.94%	1.00%	06/20/2019	(100)	(4)	(2)	(2)
BBP	General Electric Capital Corp., 5.63%, 09/15/2017	0.51%	1.00%	03/20/2019	(200)	4	2	2
DUB	General Motors Co., 4.88%, 10/02/2023	1.30%	5.00%	03/20/2019	(100)	16	18	(2)
JPM	HSBC Bank Plc, 6.00%, 12/14/2029	1.87%	1.00%	12/20/2019	(242)	(10)	(4)	(6)
BNP	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019	(500)	(2)	4	(6)
BOA	Italian Republic, 6.88%, 09/27/2023	1.07%	1.00%	03/20/2019	(400)	(1)	(7)	6
DUB	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019	(300)	(2)	(2)	—
DUB	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019	(400)	(2)	3	(5)
MSC	Italian Republic, 6.88%, 09/27/2023	1.11%	1.00%	06/20/2019	(200)	(1)	1	(2)
GSI	KB Home, 9.10%, 09/15/2017	2.15%	5.00%	09/20/2018	(100)	10	5	5
BBP	Kingdom of Spain, 5.50%, 07/30/2017	0.75%	1.00%	06/20/2019	(400)	5	3	2
BNP	Kingdom of Spain, 5.50%, 07/30/2017	0.68%	1.00%	12/20/2018	(100)	1	(4)	5
BOA	Kingdom of Spain, 5.50%, 07/30/2017	0.71%	1.00%	03/20/2019	(400)	4	(3)	7
CIT	Kingdom of Spain, 5.50%, 07/30/2017	0.75%	1.00%	06/20/2019	(150)	2	1	1
DUB	Kingdom of Spain, 5.50%, 07/30/2017	0.68%	1.00%	12/20/2018	(200)	3	(7)	10
GSI	Kingdom of Spain, 5.50%, 07/30/2017	0.71%	1.00%	03/20/2019	(800)	10	(7)	17
JPM	Kingdom of Spain, 5.50%, 07/30/2017	0.75%	1.00%	06/20/2019	(150)	2	1	1
BNP	Lafarge SA, 5.38%, 11/29/2018	0.86%	1.00%	03/20/2021	(121)	—	(14)	14
CSI	Lafarge SA, 5.38%, 11/29/2018	0.86%	1.00%	03/20/2021	(121)	1	(13)	14
BBP	Metlife Inc., 4.75%, 02/08/2021	0.50%	1.00%	12/20/2018	(600)	12	—	12
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	5.66%	1.00%	06/20/2015	(100)	(2)	(1)	(1)
BNP	Petrobras International Finance Co., 6.25%, 01/25/2016	4.43%	1.00%	06/20/2019	(100)	(14)	(8)	(6)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	4.42%	1.00%	09/20/2019	(400)	(55)	(21)	(34)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	4.41%	1.00%	12/20/2019	(400)	(58)	(45)	(13)
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	5.66%	1.00%	03/20/2015	(100)	(1)	(1)	—
GSI	Republic of Colombia, 10.38%, 01/28/2033	0.61%	1.00%	03/20/2016	(100)	1	1	—
JPM	Russian Federation, 7.50%, 03/31/2030	4.78%	1.00%	12/20/2019	(800)	(125)	(87)	(38)
CIT	Teck Resources Ltd., 3.15%, 01/15/2017	1.71%	1.00%	06/20/2018	(100)	(3)	(5)	2
CSI	Telecom Italia SpA, 5.38%, 01/29/2019	1.40%	1.00%	06/20/2019	(60)	(1)	(4)	3
CSI	Telefonica Emisiones SAU, 4.38%, 02/02/2016	0.96%	1.00%	06/20/2021	(121)	—	(6)	6
DUB	Tenet Healthcare Corp., 6.88%, 11/15/2031	2.54%	5.00%	03/20/2019	(100)	10	8	2
MSC	Transocean Inc., 7.38%, 04/15/2018	6.47%	1.00%	12/20/2019	(200)	(43)	(27)	(16)
BBP	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018	(250)	2	—	2
BOA	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018	(200)	1	—	1
BOA	United Mexican States, 5.95%, 03/19/2019	0.85%	1.00%	03/20/2019	(100)	1	1	—
CSI	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	09/20/2017	(100)	1	(1)	2
CSI	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018	(50)	—	—	—
GSI	United Mexican States, 5.95%, 03/19/2019	0.61%	1.00%	06/20/2017	(100)	1	(3)	4
GSI	United Mexican States, 5.95%, 03/19/2019	0.82%	1.00%	12/20/2018	(150)	1	—	1
GSI	United Mexican States, 5.95%, 03/19/2019	0.85%	1.00%	03/20/2019	(100)	1	1	—
MSS	United Mexican States, 5.95%, 03/19/2019	0.85%	1.00%	03/20/2019	(400)	3	3	—
BNP	Unitymedia KabelBW, 9.63%, 12/01/2019	1.21%	5.00%	03/20/2019	(121)	18	13	5
BBP	UPC Holding BV, 8.38%, 08/15/2020	2.84%	5.00%	03/20/2021	(121)	15	13	2
DUB	Whirlpool Corp., 7.75%, 07/15/2016	0.28%	1.00%	03/20/2018	(100)	3	(1)	4
					$(12,289)	$(197)	$(226)	$29

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Fixed Received / Pay Rate (6)	Expiration Date	Notional Amount (1),(5)	Value (4)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
N/A	CDX.NA.HY.23	5.00%	12/20/2019	$(1,700)	$105	$7
N/A	CDX.NA.IG.18	1.00%	06/20/2017	(275)	5	1
N/A	CDX.NA.IG.18	1.00%	06/20/2022	(3,450)	28	90
N/A	CDX.NA.IG.19	1.00%	12/20/2017	(500)	9	4
N/A	CDX.NA.IG.19	1.00%	12/20/2022	(2,350)	12	84
N/A	CDX.NA.IG.23	1.00%	12/20/2019	(5,300)	85	11
N/A	iTraxx Europe Series 22	1.00%	12/20/2019	(2,057)	37	2
N/A	iTraxx Europe Series 22	1.00%	12/20/2024	(363)	—	—
				$(15,995)	$281	$199

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/PineBridge Merger Arbitrage Fund

	Shares/Par †	Value
COMMON STOCKS - 62.5%

CONSUMER DISCRETIONARY - 8.0%
Brookfield Residential Properties Inc. (a)	16	$389
Time Warner Cable Inc.	30	4,577
TRW Automotive Holdings Corp. (a)	24	2,437
		7,403
ENERGY - 3.3%
Baker Hughes Inc.	10	549
Dresser-Rand Group Inc. (a)	30	2,438
		2,987
FINANCIALS - 18.2%
American Realty Capital Healthcare Trust Inc.	205	2,440
Hudson City Bancorp Inc.	719	7,276
Platinum Underwriters Holdings Ltd.	8	609
Protective Life Corp.	75	5,199
Susquehanna Bancshares Inc.	94	1,268
		16,792
HEALTH CARE - 12.6%
CareFusion Corp. (a)	56	3,323
Covance Inc. (a)	25	2,638
Covidien Plc	33	3,375
Cubist Pharmaceuticals Inc. (a)	18	1,842
Volcano Corp. (a)	26	463
		11,641
INFORMATION TECHNOLOGY - 6.3%
International Rectifier Corp. (a)	38	1,512
Riverbed Technology Inc. (a)	34	700
Sapient Corp. (a)	84	2,083
Trulia Inc. (a)	32	1,473
		5,768
MATERIALS - 6.1%
Rockwood Holdings Inc.	53	4,137
Sigma-Aldrich Corp.	11	1,494
		5,631
UTILITIES - 8.0%
Integrys Energy Group Inc.	46	3,612
Pepco Holdings Inc.	138	3,720
		7,332
Total Common Stocks (cost $56,389)		57,554

SHORT TERM INVESTMENTS - 36.1%

Investment Company - 17.7%
JNL Money Market Fund, 0.01% (b) (c)	16,289	16,289

Treasury Securities - 18.4%
U.S. Treasury Bill
0.02%, 01/29/15 (d)	$5,000	5,000
0.04%, 03/05/15 (d)	9,000	9,000
0.04%, 04/16/15	3,000	3,000
		17,000
Total Short Term Investments (cost $33,288)		33,289
Total Investments - 98.6% (cost $89,677)		90,843
Total Securities Sold Short - (26.3%) (proceeds $23,398)		(24,259)
Other Assets and Liabilities, Net - 27.7%		25,536
Total Net Assets - 100.0%		$92,120

SECURITIES SOLD SHORT - 26.3%

COMMON STOCKS - 26.3%

CONSUMER DISCRETIONARY - 5.5%
Comcast Corp. - Class A	87	$5,020

ENERGY - 0.5%
Halliburton Co.	11	432

FINANCIALS - 11.8%
BB&T Corp.	24	929
M&T Bank Corp.	48	5,995
RenaissanceRe Holdings Ltd.	2	239
Ventas Inc.	31	2,233
Zillow Inc. - Class A	14	1,504
		10,900
HEALTH CARE - 3.9%
Becton Dickinson & Co.	4	605
Laboratory Corp. of America Holdings	7	736
Medtronic Inc.	32	2,278
		3,619
MATERIALS - 1.6%
Albemarle Corp.	25	1,516

UTILITIES - 3.0%
Wisconsin Energy Corp.	53	2,772
Total Securities Sold Short - 26.3% (proceeds $23,398)		$24,259

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(d)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

Curian/Schroder Emerging Europe Fund

	Shares/Par †	Value
COMMON STOCKS - 94.0%

CZECH REPUBLIC - 2.2%
CEZ A/S	7	$182
Komercni Banka A/S	1	112
		294
GEORGIA - 1.0%
Bank of Georgia Holdings Plc	2	70
TBC Bank JSC - GDR (a)	6	68
		138
GREECE - 6.7%
Alpha Bank AE (a)	216	121
Hellenic Telecommunications Organization SA (a)	33	364
JUMBO SA	18	186
National Bank of Greece SA (a)	122	214
		885
HUNGARY - 1.9%
OTP Bank Plc	13	186
Richter Gedeon Nyrt	5	72
		258
POLAND - 16.8%
Bank Pekao SA	4	210
Bank Zachodni WBK SA	3	315
CCC SA	3	123

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Cyfrowy Polsat SA	21	135
Energa SA	23	151
KRUK SA (a)	3	95
Polskie Gornictwo Naftowe i Gazownictwo SA	29	37
Powszechna Kasa Oszczednosci Bank Polski SA	50	507
Powszechny Zaklad Ubezpieczen SA	4	529
Telekomunikacja Polska SA	25	58
Work Service SA (a)	15	78
		2,238
ROMANIA - 0.6%
Societatea Nationala de Gaze Naturale ROMGAZ SA	8	75

RUSSIAN FEDERATION - 36.8%
Gazprom Neft OAO - ADR	4	49
Gazprom OAO - ADR	106	490
Lukoil OAO - ADR	31	1,229
Luxoft Holding Inc. - Class A (a)	8	322
Magnit PJSC	1	212
Magnit PJSC - GDR	6	271
Mail.ru Group Ltd. - GDR (a)	4	60
MMC Norilsk Nickel OJSC - ADR	49	703
Mobile Telesystems OJSC - ADR	28	201
Moscow Exchange MICEX-RTS OAO	113	109
Sberbank of Russia (a)	27	24
Sberbank of Russia - ADR	45	183
Severstal OAO - GDR	9	83
Surgutneftegas OAO - ADR	84	433
Tatneft OAO - GDR	19	466
X5 Retail Group NV - GDR (a)	4	52
		4,887
TURKEY - 26.6%
Akbank TAS	142	526
Aselsan Elektronik Sanayi Ve Ticaret A/S	34	173
AvivaSA Emeklilik ve Hayat A/S (a)	3	56
Coca-Cola Icecek A/S	5	100
Ford Otomotiv Sanayi A/S	12	167
Haci Omer Sabanci Holding A/S	131	569
KOC Holding A/S	46	245
Pegasus Hava Tasimaciligi A/S (a)	8	114
Tofas Turk Otomobil Fabrikasi A/S	23	153
Tupras Turkiye Petrol Rafinerileri A/S	12	282
Turkcell Iletisim Hizmetleri A/S (a)	95	582
Turkiye Is Bankasi - Class C	116	334
Turkiye Vakiflar Bankasi Tao	112	233
		3,534
UNITED ARAB EMIRATES - 1.4%
Emaar Properties PJSC	95	183
Total Common Stocks (cost $15,425)		12,492

PREFERRED STOCKS - 1.9%

RUSSIAN FEDERATION - 1.9%
Sberbank of Russia	44	27
Surgutneftegas OAO	487	232
Total Preferred Stocks (cost $455)		259

SHORT TERM INVESTMENTS - 2.8%

Investment Company - 2.8%
JNL Money Market Fund, 0.01% (b) (c)	374	374
Total Short Term Investments (cost $374)		374
Total Investments - 98.7% (cost $16,254)		13,125
Other Assets and Liabilities, Net - 1.3%		170
Total Net Assets - 100.0%		$13,295

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/T. Rowe Price Capital Appreciation Fund *

	Shares/Par †	Value
COMMON STOCKS - 60.3%

CONSUMER DISCRETIONARY - 7.1%
AutoZone Inc. (a)	5	$2,848
Delphi Automotive Plc	15	1,113
Johnson Controls Inc.	24	1,141
Liberty Global Plc - Class A (a)	5	231
Liberty Global Plc - Class C (a)	21	1,005
Lowe’s Cos. Inc.	14	943
Other Securities		772
		8,053
CONSUMER STAPLES - 2.9%
PepsiCo Inc.	9	823
Philip Morris International Inc.	10	823
Other Securities		1,672
		3,318
ENERGY - 2.7%
Canadian Natural Resources Ltd.	57	1,760
Range Resources Corp.	6	308
Other Securities		932
		3,000
FINANCIALS - 10.3%
Bank of New York Mellon Corp.	21	840
Crown Castle International Corp.	12	960
JPMorgan Chase & Co.	16	983
Marsh & McLennan Cos. Inc.	54	3,102
State Street Corp.	28	2,198
TD Ameritrade Holding Corp.	30	1,059
UBS Group AG	81	1,385
Other Securities		1,138
		11,665
HEALTH CARE - 15.0%
Abbott Laboratories	26	1,157
Actavis plc (a)	7	1,725
Allergan Inc.	9	1,828
Becton Dickinson & Co.	11	1,489
CareFusion Corp. (a)	14	819
CIGNA Corp.	10	988
DaVita HealthCare Partners Inc. (a)	5	348
Eli Lilly & Co.	29	1,994
Pfizer Inc.	33	1,015
Thermo Fisher Scientific Inc.	24	3,032
UnitedHealth Group Inc.	9	950
Zoetis Inc. - Class A	26	1,102
Other Securities		492
		16,939

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
INDUSTRIALS - 11.2%
AMETEK Inc.	23	1,189
Boeing Co.	6	832
Danaher Corp.	59	5,074
Pentair Plc (b)	27	1,820
Roper Industries Inc.	6	1,001
Tyco International Plc	28	1,215
Other Securities		1,471
		12,602
INFORMATION TECHNOLOGY - 7.7%
Fidelity National Information Services Inc.	21	1,275
Fiserv Inc. (a) (b)	39	2,789
Google Inc. - Class A (a)	1	371
Google Inc. - Class C (a)	1	684
Texas Instruments Inc.	15	802
Visa Inc. - Class A	6	1,678
Other Securities		1,156
		8,755
MATERIALS - 0.6%
Cytec Industries Inc.	15	697

TELECOMMUNICATION SERVICES - 0.3%
Other Securities		299

UTILITIES - 2.5%
PG&E Corp.	39	2,050
Other Securities		757
		2,807
Total Common Stocks (cost $62,736)		68,135

PREFERRED STOCKS - 0.3%

ENERGY - 0.0%
Other Securities		2

FINANCIALS - 0.1%
State Street Corp., 6.00%, (callable at 25 beginning 12/15/19) (d)	3	76

TELECOMMUNICATION SERVICES - 0.2%
Other Securities		290
Total Preferred Stocks (cost $351)		368

TRUST PREFERREDS - 0.1%

UTILITIES - 0.1%
Other Securities		131
Total Trust Preferreds (cost $123)		131

INVESTMENT COMPANIES - 0.9%
T. Rowe Price Institutional Floating Rate Fund (e)	101	1,017
Total Investment Companies (cost $1,041)		1,017

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.1%
Other Securities		119
Total Non-U.S. Government Agency Asset-Backed Securities (cost $119)		119

CORPORATE BONDS AND NOTES - 23.6%

CONSUMER DISCRETIONARY - 4.0%
Univision Communications Inc.
6.88%, 05/15/19 (g)	625	651
7.88%, 11/01/20 (g)	425	453
6.75%, 09/15/22 (g)	263	281
5.13%, 05/15/23 (g)	50	50
UPC Financing Partnership Term Loan AH, 3.25%, 06/30/21 (f)	1,000	974
Other Securities		2,157
		4,566
CONSUMER STAPLES - 1.0%
Other Securities		1,099

ENERGY - 5.6%
Canadian Natural Resources Ltd.
1.75%, 01/15/18	50	50
3.90%, 02/01/25	105	103
Concho Resources Inc.
7.00%, 01/15/21	375	393
6.50%, 01/15/22	100	104
5.50%, 10/01/22	25	25
5.50%, 04/01/23	400	402
MarkWest Energy Partners LP
6.75%, 11/01/20	250	260
6.50%, 08/15/21	175	180
6.25%, 06/15/22	225	233
5.50%, 02/15/23	300	304
4.50%, 07/15/23	400	385
4.88%, 12/01/24	150	147
Range Resources Corp.
6.75%, 08/01/20	300	312
5.75%, 06/01/21	675	697
5.00%, 08/15/22	600	600
5.00%, 03/15/23	675	675
Other Securities		1,520
		6,390
FINANCIALS - 2.3%
Crown Castle International Corp., 4.88%, 04/15/22	100	101
Ford Motor Credit Co. LLC
6.63%, 08/15/17	200	223
0.81%, 12/06/17 (f)	200	199
5.00%, 05/15/18	200	217
2.38%, 03/12/19	200	199
2.60%, 11/04/19	400	398
KFW, 2.50%, 11/20/24	652	661
Other Securities		565
		2,563
HEALTH CARE - 2.8%
Becton Dickinson and Co.
1.80%, 12/15/17	90	90
2.68%, 12/15/19	80	81
3.73%, 12/15/24	90	93
4.69%, 12/15/44	20	22
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	325	344
5.13%, 07/15/24	700	714
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21 (f)	274	271
DaVita Inc., 6.63%, 11/01/20	125	131
UnitedHealth Group Inc., 1.40%, 12/15/17	65	65
Other Securities		1,346
		3,157
INDUSTRIALS - 0.3%
Other Securities		304

INFORMATION TECHNOLOGY - 0.8%
Other Securities		912

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MATERIALS - 0.2%
Cytec Industries Inc., 3.95%, 05/01/25	155	157
Other Securities		60
		217
TELECOMMUNICATION SERVICES - 6.0%
Crown Castle International Corp., 5.25%, 01/15/23	100	102
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21 (f)	370	363
Intelsat Jackson Holdings SA
7.25%, 04/01/19	275	287
7.25%, 10/15/20	760	803
7.50%, 04/01/21	325	348
5.50%, 08/01/23	120	119
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19 (f)	2,075	2,041
UPCB Finance III Ltd., 6.63%, 07/01/20 (g)	900	945
UPCB Finance V Ltd., 7.25%, 11/15/21 (g)	450	492
UPCB Finance VI Ltd., 6.88%, 01/15/22 (g)	600	653
Other Securities		619
		6,772
UTILITIES - 0.6%
Other Securities		693
Total Corporate Bonds and Notes (cost $26,731)		26,673

GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%

GOVERNMENT SECURITIES - 0.1%
Sovereign - 0.1%
Kreditanstalt fuer Wiederaufbau, 0.50%, 04/19/16	90	90
Total Government and Agency Obligations (cost $90)		90

SHORT TERM INVESTMENTS - 17.4%

Investment Companies - 16.5%
JNL Money Market Fund, 0.01% (e) (h)	2,056	2,056
T. Rowe Price Reserves Investment Fund, 0.07% (e) (h)	16,536	16,536
		18,592
Securities Lending Collateral - 0.9%
Repurchase Agreement with MLP, 0.06% (Collateralized by $333 U.S. Treasury Bond, 6.25%, due 05/15/30, value $499 and $550 U.S. Treasury Note, 0.13%, due 07/15/24, value $528) acquired on 12/31/14, due 01/02/15 at $1,007	$1,007	1,007
Total Short Term Investments (cost $19,599)		19,599

Total Investments - 102.8% (cost $110,790)		116,132
Other Assets and Liabilities, Net - (2.8%)		(3,202)
Total Net Assets - 100.0%		$112,930

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)	Convertible security.
(d)	Perpetual security.
(e)	Investment in affiliate.
(f)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(g)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $6,308 which represented 5.6% of net assets.

(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Call Options

	Expiration Date	Exercise Price	Contracts	Value
Options on Securities
Allergan, Inc. , CGM	01/17/2015	170.00	10	$(42)
American Tower Corp., CGM	01/15/2016	115.00	10	(2)
American Tower Corp., CGM	01/15/2016	110.00	4	(1)
American Tower Corp., CGM	01/15/2016	105.00	5	(3)
Apache Corp.	01/17/2015	95.00	7	—
Apache Corp., MSC	01/17/2015	100.00	3	—
Apache Corp., MSC	01/17/2015	105.00	2	—
Apache Corp., MSC	01/17/2015	97.50	2	—
Apache Corp., MSC	01/17/2015	90.00	4	—
Apache Corp., MSC	01/17/2015	92.50	6	—
Boeing Co.	01/17/2015	135.00	2	—
Boeing Co.	01/17/2015	140.00	2	—
Boeing Co., CGM	01/17/2015	145.00	4	—
Boeing Co., CGM	01/17/2015	150.00	3	—
Boeing Co., CGM	01/17/2015	155.00	4	—
Boeing Co., CGM	01/15/2016	140.00	8	(5)
Cisco Systems Inc., CGM	01/15/2016	25.00	66	(24)
CVS Caremark Corp., MSC	01/17/2015	77.50	2	(4)
CVS Caremark Corp., MSC	01/17/2015	80.00	2	(3)
CVS Caremark Corp., MSC	01/15/2016	90.00	14	(15)
CVS Caremark Corp., MSC	01/15/2016	95.00	14	(11)
Danaher Corp., JPM	01/17/2015	80.00	2	(1)
Danaher Corp., JPM	01/17/2015	85.00	2	(1)
Danaher Corp., JPM	01/17/2015	90.00	5	—
Google Inc.	01/17/2015	280.00	1	—
JPMorgan Chase & Co.	01/17/2015	60.00	2	(1)
JPMorgan Chase & Co.	01/17/2015	65.00	2	—
JPMorgan Chase & Co.	01/15/2016	70.00	54	(10)
Lowe’s Companies Inc., JPM	01/17/2015	55.00	10	(14)
Lowe’s Companies Inc., JPM	01/17/2015	52.50	1	(2)
Lowe’s Companies Inc., MSC	01/15/2016	60.00	35	(41)
Lowe’s Companies Inc., MSC	01/15/2016	75.00	16	(5)
Mondelez International Inc., CGM	01/15/2016	45.00	26	(1)
Occidental Petroleum Corp., CGM	01/15/2016	97.50	31	(3)
Occidental Petroleum Corp., CGM	01/15/2016	95.00	31	(8)
PepsiCo Inc., MSC	01/15/2016	100.00	18	(6)
PepsiCo Inc., MSC	01/15/2016	105.00	12	(2)
PepsiCo Inc., MSC	01/15/2016	110.00	22	(2)
Pfizer Inc., CGM	01/17/2015	32.00	10	—
Pfizer Inc., CGM	01/17/2015	35.00	9	—
Pfizer Inc., CGM	01/15/2016	30.00	93	(24)
Philip Morris International Inc.	01/17/2015	95.00	2	—
State Street Corp., MSC	01/15/2016	85.00	13	(5)
TD Ameritrade Holding Corporation, CGM	01/17/2015	29.50	146	(92)
TD Ameritrade Holding Corporation, CGM	01/17/2015	33.00	64	(18)
TD Ameritrade Holding Corporation, CGM	02/20/2015	30.00	86	(48)
Texas Instruments Inc.	01/17/2015	50.00	6	(2)
Texas Instruments Inc., CGM	01/17/2015	45.00	44	(37)
Texas Instruments Inc., CGM	01/17/2015	50.00	21	(9)
Thermo Fisher Scientific Inc., CGM	01/15/2016	150.00	4	(2)
United Technologies Corp., CGM	01/17/2015	120.00	10	—
United Technologies Corp., CGM	01/15/2016	120.00	18	(11)
UnitedHealth Group Inc., CGM	01/15/2016	105.00	13	(10)
UnitedHealth Group Inc., CGM	01/15/2016	100.00	13	(12)
Visa Inc.	01/15/2016	280.00	6	(9)
Visa Inc.	01/15/2016	300.00	6	(5)
Wal-Mart Stores Inc., CGM	01/15/2016	82.50	16	(12)
Wal-Mart Stores Inc., CGM	01/15/2016	80.00	14	(13)
			1,038	$(516)

See accompanying Notes to Financial Statements.

Schedule of Written Call Options

	Contracts	Premiums
Options outstanding at December 31, 2013	148	$51
Options written during the year	1,457	319
Options closed during the year	(453)	(92)
Options exercised during the year	(55)	(19)
Options expired during the year	(59)	(9)
Options outstanding at December 31, 2014	1,038	$250

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation
Euro STOXX 50 Future	March 2015	29	$37
STOXX Europe 600 Index Future	March 2015	26	12
			$49

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain
USD/EUR	03/25/2015	BOA	EUR	(163)	$(197)	$1
					$(197)	$1

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian/The Boston Company Equity Income Fund

	Shares/Par †	Value
COMMON STOCKS - 98.7%

CONSUMER DISCRETIONARY - 8.8%
Carnival Plc	21	$970
General Motors Co.	10	347
Kohl’s Corp.	7	416
Macy’s Inc.	4	250
Omnicom Group Inc.	12	944
Regal Entertainment Group - Class A (a)	14	307
Time Warner Inc. (a)	7	573
Twenty-First Century Fox Inc. - Class A	21	793
Viacom Inc. - Class B	5	339
Walt Disney Co.	5	462
		5,401
CONSUMER STAPLES - 8.1%
Archer-Daniels-Midland Co.	10	542
Coca-Cola Enterprises Inc.	18	802
ConAgra Foods Inc.	10	365
CVS Health Corp.	12	1,202
Molson Coors Brewing Co. - Class B	8	631
PepsiCo Inc.	11	1,058
Philip Morris International Inc.	5	404
		5,004
ENERGY - 11.2%
Anadarko Petroleum Corp.	10	852
Marathon Oil Corp.	19	533
Occidental Petroleum Corp.	38	3,044
Phillips 66	16	1,143
Schlumberger Ltd.	15	1,291
		6,863
FINANCIALS - 28.8%
Allstate Corp.	10	736
American International Group Inc.	10	543
Ameriprise Financial Inc.	5	641
Bank of America Corp.	88	1,576
Berkshire Hathaway Inc. - Class B (b)	13	1,883
Citigroup Inc.	28	1,525
Goldman Sachs Group Inc.	6	1,225
Hartford Financial Services Group Inc.	13	535
Invesco Ltd.	14	555
JPMorgan Chase & Co.	38	2,404
MetLife Inc.	16	864
Morgan Stanley	25	970
PNC Financial Services Group Inc.	8	735
Regions Financial Corp.	50	523
TD Ameritrade Holding Corp.	14	494
U.S. Bancorp	7	293
Voya Financial Inc.	20	847
Wells Fargo & Co.	25	1,363
		17,712
HEALTH CARE - 14.5%
AbbVie Inc.	12	791
Amgen Inc.	4	611
Cardinal Health Inc.	17	1,402
Eli Lilly & Co.	5	378
McKesson Corp.	3	526
Medtronic Inc.	8	559
Merck & Co. Inc.	11	615
Omnicare Inc.	13	915
Pfizer Inc.	44	1,374
UnitedHealth Group Inc.	17	1,764
		8,935
INDUSTRIALS - 7.4%
Cummins Inc.	3	449
Delta Air Lines Inc.	3	172
Honeywell International Inc.	13	1,304
Northrop Grumman Systems Corp.	2	301
Owens Corning Inc. (a)	15	531
PACCAR Inc.	4	301
Raytheon Co.	5	576
United Technologies Corp.	8	900
		4,534
INFORMATION TECHNOLOGY - 13.2%
Accenture Plc - Class A	7	669
Apple Inc.	10	1,158
Applied Materials Inc.	47	1,182
Cisco Systems Inc.	76	2,100
EMC Corp.	34	997
Hewlett-Packard Co.	9	378
Microchip Technology Inc. (a)	16	704
Texas Instruments Inc.	17	929
		8,117
MATERIALS - 4.2%
Dow Chemical Co.	8	343
International Paper Co.	7	370
Martin Marietta Materials Inc. (a)	11	1,236
Vulcan Materials Co.	9	620
		2,569
TELECOMMUNICATION SERVICES - 1.2%
Windstream Holdings Inc. (a)	91	749

UTILITIES - 1.3%
Exelon Corp.	8	309
NRG Yield Inc. - Class A	10	488
		797
Total Common Stocks (cost $54,899)		60,681

SHORT TERM INVESTMENTS - 6.3%

Investment Company - 0.9%
JNL Money Market Fund, 0.01% (c) (d)	569	569

Securities Lending Collateral - 5.4%
Fidelity Institutional Money Market Portfolio, 0.09% (d)	100	100
Repurchase Agreement with CSI, 0.07% (Collateralized by $2,030 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $1,020) acquired on 12/31/14, due 01/02/15 at $1,000	$1,000	1,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $721 U.S. Treasury Bond, 6.25%, due 05/15/30, value $1,081 and $1,192 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,145) acquired on 12/31/14, due 01/02/15 at $2,182	2,182	2,182
		3,282
Total Short Term Investments (cost $3,851)		3,851

Total Investments - 105.0% (cost $58,750)		64,532
Other Assets and Liabilities, Net - (5.0%)		(3,069)
Total Net Assets - 100.0%		$61,463

(a)	All or portion of the security was on loan.
(b)	Non-income producing security.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian/UBS Global Long Short Fixed Income Opportunities Fund *

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.4%

UNITED STATES OF AMERICA - 13.4%
Galaxy CLO Ltd.
2.83%, 11/16/25 (a) (b)	$500	$475
3.23%, 10/15/26 (a) (b)	850	825
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
2.66%, 10/15/19 (a) (b)	725	725
4.52%, 07/05/22 (a) (b)	500	517
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.08%, 06/15/23 (b)	500	507
4.83%, 01/15/24 (b)	1,000	1,075
Northwoods Capital Corp., 3.39%, 09/15/25 (a) (b)	1,000	965
Northwoods Capital XIV Ltd., 3.58%, 11/12/25 (a) (b)	500	488
Octagon Investment Partners XIX Ltd., 3.08%, 04/15/26 (a) (b)	725	696
Octagon Investment Partners XVII Ltd., 3.03%, 10/25/25 (a) (b)	250	241
Octagon Investment Partners XVIII Ltd., 2.98%, 12/16/24 (a) (b)	750	717
Other Securities		15,913
Total Non-U.S. Government Agency Asset-Backed Securities (cost $23,427)		23,144

CORPORATE BONDS AND NOTES - 67.3%

AUSTRALIA - 1.8%
Crown Group Finance Ltd., 5.75%, 07/18/17, AUD	1,450	1,242
Other Securities		1,903
		3,145
BRAZIL - 4.2%
Caixa Economica Federal, 2.38%, 11/06/17 (a)	2,250	2,124
Petrobras Global Finance BV, 4.38%, 05/20/23	200	172
Petrobras International Finance Co.
5.38%, 01/27/21	1,550	1,436
6.75%, 01/27/41	700	637
Other Securities		2,934
		7,303
CANADA - 2.7%
Barrick Gold Corp., 3.85%, 04/01/22	1,600	1,540
NOVA Chemicals Corp., 5.25%, 08/01/23 (a)	1,830	1,848
Yamana Gold Inc., 4.95%, 07/15/24	1,270	1,240
		4,628
COLOMBIA - 0.5%
Other Securities		909

COSTA RICA - 0.7%
Banco Nacional de Costa Rica, 4.88%, 11/01/18 (a)	1,250	1,237

CROATIA - 0.9%
Agrokor dd, 8.88%, 02/01/20 (a)	1,370	1,478

FRANCE - 0.4%
Other Securities		763

GEORGIA - 0.2%
Other Securities		313

GERMANY - 2.8%
HeidelbergCement Finance Luxembourg SA, 8.50%, 10/31/19, EUR	1,250	1,995
Trionista HoldCo GmbH, 5.00%, 04/30/20 (a), EUR	1,015	1,271
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (a)	1,470	1,518
		4,784
HONG KONG - 0.6%
Other Securities		976

HUNGARY - 0.6%
Other Securities		1,008

INDONESIA - 1.0%
Pertamina Persero PT
6.00%, 05/03/42	950	927
6.45%, 05/30/44 (a)	700	731
		1,658
IRELAND - 1.1%
XL Group Plc, 6.50%, (callable at 100 beginning 04/15/17) (c)	1,255	1,199
Other Securities		709
		1,908
ITALY - 0.1%
Other Securities		238

KAZAKHSTAN - 0.8%
Other Securities		1,374

MALAYSIA - 0.4%
Other Securities		659

MEXICO - 1.7%
Cemex SAB de CV
5.88%, 03/25/19 (a)	500	508
7.25%, 01/15/21 (a)	1,100	1,152
5.70%, 01/11/25 (a)	550	534
Other Securities		661
		2,855
MOROCCO - 0.2%
Other Securities		368

NIGERIA - 0.5%
Other Securities		845

NORWAY - 2.3%
Eksportfinans ASA
5.50%, 05/25/16	2,700	2,821
5.50%, 06/26/17	1,000	1,066
		3,887
PORTUGAL - 1.6%
EDP Finance BV
4.75%, 09/26/16, EUR	1,200	1,539
4.90%, 10/01/19 (a)	1,200	1,249
		2,788
RUSSIAN FEDERATION - 1.1%
Other Securities		1,893

SINGAPORE - 1.1%
Other Securities		1,912

SOUTH AFRICA - 0.2%
Other Securities		415

SPAIN - 1.4%
Santander US Debt SAU, 3.72%, 01/20/15 (a)	2,100	2,103

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

	Shares/Par †	Value
Other Securities		373
		2,476
SRI LANKA - 0.6%
Other Securities		1,057

SWITZERLAND - 0.3%
Other Securities		471

TURKEY - 1.0%
Other Securities		1,676

UNITED KINGDOM - 6.3%
HBOS Plc
4.88%, 03/20/15, EUR	200	244
6.75%, 05/21/18 (a)	1,700	1,894
Lloyds Bank Plc, 6.50%, 03/24/20, EUR	2,050	3,056
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	2,660	2,885
5.13%, 05/28/24	700	712
Other Securities		2,168
		10,959
UNITED STATES OF AMERICA - 29.7%
ADT Corp., 3.50%, 07/15/22	1,700	1,449
Allstate Corp., 5.75%, 08/15/53 (b)	1,170	1,233
Ally Financial Inc.
8.30%, 02/12/15	100	101
4.63%, 06/26/15	800	806
3.50%, 01/27/19	1,150	1,136
ArcelorMittal, 6.00%, 03/01/21 (e)	2,100	2,184
Case New Holland Inc., 7.88%, 12/01/17	2,300	2,530
Cemex Finance LLC, 6.00%, 04/01/24 (a)	750	731
CIT Group Inc., 5.00%, 08/15/22	2,325	2,389
Citigroup Inc.
6.30% (callable at 100 beginning 05/15/24) (c)	1,400	1,379
0.76%, 05/31/17 (b), EUR	2,700	3,234
5.50%, 09/13/25	400	443
DISH DBS Corp., 7.88%, 09/01/19	2,230	2,531
El Paso LLC, 7.25%, 06/01/18	1,500	1,700
Energy Transfer Partners LP
9.00%, 04/15/19	461	566
6.05%, 06/01/41	100	109
6.50%, 02/01/42	500	575
General Motors Financial Co. Inc.
4.75%, 08/15/17	2,000	2,109
3.00%, 09/25/17	420	425
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	2,400	2,568
International Lease Finance Corp., 8.63%, 09/15/15 (f)	2,250	2,346
Kinder Morgan Inc.
5.63%, 11/15/23 (a)	800	856
5.30%, 12/01/34	800	812
MetLife Inc., 6.40%, 12/15/36 (b)	2,035	2,269
Midstates Petroleum Co. Inc., 10.75%, 10/01/20	2,300	1,219
Pacific Drilling SA, 5.38%, 06/01/20 (a)	2,300	1,874
PNC Preferred Funding Trust, 1.89%, (callable at 100 beginning 03/15/17) (a) (c)	1,800	1,692
Prudential Financial Inc.
5.87%, 09/15/42 (b)	420	443
5.20%, 03/15/44 (b)	1,670	1,653
Other Securities		10,105
		51,467
VENEZUELA - 0.5%
Other Securities		937
Total Corporate Bonds and Notes (cost $120,358)		116,387

GOVERNMENT AND AGENCY OBLIGATIONS - 13.6%

ARGENTINA - 0.5%
Other Securities		891

BELARUS - 1.0%
Republic of Belarus, 8.75%, 08/03/15	1,950	1,836

BRAZIL - 0.6%
Other Securities		986

CROATIA - 1.0%
Croatia Government International Bond, 6.25%, 04/27/17	1,650	1,750

ECUADOR - 0.2%
Other Securities		307

GABON - 0.3%
Other Securities		570

GHANA - 0.6%
Other Securities		1,019

GREECE - 0.9%
Hellenic Republic Government Bond, 2.00%, 02/24/31 (f), EUR	2,420	1,523

KENYA - 0.3%
Other Securities		512

MEXICO - 0.3%
Other Securities		506

NIGERIA - 0.5%
Other Securities		841

PAKISTAN - 0.1%
Other Securities		101

RUSSIAN FEDERATION - 0.1%
Other Securities		249

UNITED STATES OF AMERICA - 6.4%
State of California
7.55%, 04/01/39	200	309
7.30%, 10/01/39	850	1,252
State of Illinois
5.67%, 03/01/18	555	608
5.88%, 03/01/19	780	861
4.95%, 06/01/23	410	429
U.S. Treasury Bond
3.75%, 11/15/43 (i)	2,500	3,007
Principal Only, 0.00%, 02/15/43 (i) (j)	5,000	2,242
U.S. Treasury Inflation Indexed Note, 0.13%, 07/15/24 (h) (i)	2,000	1,929
Other Securities		385
		11,022
VENEZUELA - 0.5%
Other Securities		881

ZAMBIA - 0.3%
Other Securities		548
Total Government and Agency Obligations (cost $25,329)		23,542

PURCHASED OPTIONS - 2.5%
Other Securities		4,339
Total Purchased Options (cost $7,878)		4,339

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 0.1%

Investment Company - 0.1%
JNL Money Market Fund, 0.01% (k) (l)	227	227
Total Short Term Investments (cost $227)		227

Total Investments - 96.9% (cost $177,219)		167,639
Other Assets and Liabilities, Net - 3.1%		5,381
Total Net Assets - 100.0%		$173,020

(a)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $52,549 which represented 30.4% of net assets.

(b)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(c)	Perpetual security.
(d)	Convertible security.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(g)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(h)	Treasury inflation indexed note, par amount is adjusted for inflation.
(i)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Investment in affiliate.
(l)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands, except contracts)

December 31, 2014

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Exchange-Traded Futures Options
90-Day Eurodollar Future Call Option	06/13/2016	98.75	392	$(267)
			392	$(267)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 4.32% fixed, JPM	01/17/2018	N/A	985	$(385)
Call Swaption, 3-Month LIBOR versus 5.00% fixed, JPM	12/19/2017	N/A	480	(242)
Call Swaption, 6-Month GBP LIBOR versus 3.15% fixed, BOA	06/17/2015	N/A	66	(1,142)
Call Swaption, 6-Month Japanese Yen LIBOR versus 1.75% fixed, BBP	05/22/2015	N/A	900	(84)
Call Swaption, 6-Month Japanese Yen LIBOR versus 1.75% fixed, BBP	05/22/2015	N/A	10,390	(968)
Put Swaption, 3-Month LIBOR versus 5.00% fixed, BBP	12/07/2017	N/A	37	(18)
Put Swaption, 3-Month LIBOR versus 5.00% fixed, BBP	12/19/2017	N/A	775	(390)
Put Swaption, 6-Month GBP LIBOR versus 3.15% fixed, BOA	06/17/2015	N/A	66	(8)
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.75% fixed, JPM	05/22/2015	N/A	1,650	(154)
			15,349	$(3,391)
Index Options
CDX.NA.HY.23 Call Option, CIT	03/18/2015	107.50	174	$(67)
CDX.NA.HY.23 Call Option, CIT	03/18/2015	107.00	45	(28)
CDX.NA.HY.23 Call Option, BOA	03/18/2015	108.00	59	(15)
CDX.NA.HY.23 Call Option, JPM	01/21/2015	108.00	40	(1)
CDX.NA.HY.23 Put Option, BOA	01/21/2015	105.00	197	(87)
CDX.NA.HY.23 Put Option, BOA	03/18/2015	102.00	59	(44)
CDX.NA.HY.23 Put Option, CIT	03/18/2015	101.00	45	(27)
			618	$(269)

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2013	13,005	$2,488
Options written during the year	19,842	8,394
Options closed during the year	(11,503)	(3,992)
Options expired during the year	(4,985)	(1,603)
Options outstanding at December 31, 2014	16,359	$5,287

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
Euro-Bobl Future	March 2015	(14)	$(15)
U.S. Treasury Long Bond Future	March 2015	5	2
U.S. Treasury Note Future, 10-Year	March 2015	43	25
U.S. Treasury Note Future, 5-Year	March 2015	153	56
Ultra Long Term U.S. Treasury Bond Future	March 2015	112	281
			$349

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
CLP/USD	03/16/2015	BCL	CLP	345,000	$565	$2
CNY/USD	03/16/2015	BCL	CNY	1,650	264	(3)
EUR/USD	03/04/2015	JPM	EUR	3,430	4,152	(104)
GBP/USD	03/04/2015	JPM	GBP	1,990	3,100	(34)
INR/USD	03/16/2015	DUB	INR	42,200	659	(1)

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
JPY/USD	03/04/2015	BCL	JPY	401,046	$3,350	$(35)
USD/AUD	03/04/2015	MSC	AUD	(12,670)	(10,301)	470
USD/BRL	03/16/2015	BCL	BRL	(2,450)	(904)	(3)
USD/CLP	03/16/2015	DUB	CLP	(345,000)	(565)	(8)
USD/EUR	03/04/2015	DUB	EUR	(13,830)	(16,744)	549
USD/GBP	03/04/2015	JPM	GBP	(2,605)	(4,058)	42
USD/JPY	03/04/2015	JPM	JPY	(289,000)	(2,414)	47
USD/MXN	03/18/2015	BCL	MXN	(7,360)	(496)	(2)
USD/NZD	03/04/2015	JPM	NZD	(755)	(586)	4
USD/NZD	03/04/2015	JPM	NZD	(450)	(349)	(4)
USD/THB	03/16/2015	DUB	THB	(13,300)	(403)	(3)
					$(24,730)	$917

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BBP	3-Month LIBOR	Receiving	0.43%	01/17/2015	8,500		$—	$(13)
BBP	3-Month LIBOR	Receiving	3.40%	08/15/2039	400		—	(60)
BOA	3-Month LIBOR	Receiving	3.83%	08/15/2039	2,140		—	(495)
BOA	3-Month LIBOR	Receiving	2.99%	02/15/2043	5,000		—	(251)
CIT	3-Month LIBOR	Receiving	3.18%	08/15/2039	450		—	(48)
BOA	3-Month South African Johannesburg Interbank Rate	Paying	6.40%	06/04/2018	ZAR	3,000	—	(6)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.48%	05/31/2023	ZAR	1,800	—	(3)
BOA	6-Month Euribor	Receiving	0.98%	06/07/2018	EUR	2,430	—	(89)
BOA	Korean Won 3-Month Certificate of Deposit	Receiving	3.38%	01/20/2019	KRW	3,200,000	—	(98)
BBP	London-Interbank Offered Rate	Receiving	1.98%	05/13/2023	GBP	1,000	—	(32)
							$—	$(1,095)

Counterparty	Payments made by the Fund(8)	Payments received by the Fund(8)	Expiration Date	Notional Amount(1)	Premiums Paid/ (Received)	Unrealized Appreciation
Over the Counter Interest Rate Swap Agreements
BOA	1-Month LIBOR	3-Month LIBOR	06/06/2043	5,000	$—	$39
JPM	1-Month LIBOR	3-Month LIBOR	05/16/2043	35,000	—	283
JPM	1-Month LIBOR	3-Month LIBOR	06/06/2043	10,000	—	79
					$—	$401

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	0.48%	09/27/2015	13,500	$(14)
N/A	3-Month LIBOR	Receiving	0.70%	03/31/2016	15,000	(14)
N/A	3-Month LIBOR	Receiving	1.22%	02/28/2017	4,125	(17)
N/A	3-Month LIBOR	Receiving	1.41%	03/26/2018	8,300	(11)
N/A	3-Month LIBOR	Receiving	2.81%	01/17/2021	6,000	(296)
N/A	3-Month LIBOR	Receiving	2.70%	04/11/2021	7,500	(282)
N/A	3-Month LIBOR	Receiving	2.59%	04/17/2021	3,450	(106)
N/A	3-Month LIBOR	Receiving	2.62%	05/30/2023	9,000	(227)
N/A	3-Month LIBOR	Receiving	2.66%	10/29/2023	1,500	(55)
N/A	3-Month LIBOR	Receiving	2.66%	10/30/2023	2,000	(74)
N/A	3-Month LIBOR	Receiving	2.75%	11/12/2023	2,625	(115)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	3-Month LIBOR	Receiving	3.35%	01/17/2024	5,750		$(532)
N/A	3-Month LIBOR	Receiving	2.90%	05/22/2024	2,600		(120)
N/A	3-Month LIBOR	Receiving	2.49%	07/20/2024	3,190		(144)
N/A	3-Month LIBOR	Receiving	3.57%	01/17/2026	5,000		(601)
N/A	3-Month LIBOR	Receiving	3.27%	05/22/2029	1,600		(136)
N/A	3-Month LIBOR	Receiving	3.24%	08/04/2030	3,800		(334)
N/A	3-Month LIBOR	Receiving	3.79%	08/15/2039	11,500		(2,423)
N/A	3-Month LIBOR	Receiving	3.84%	08/15/2039	1,700		(373)
N/A	3-Month LIBOR	Receiving	3.22%	05/15/2043	900		(89)
N/A	3-Month LIBOR	Receiving	4.02%	11/15/2043	4,250		(1,183)
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.78%	07/24/2024	NZD	10,000	426
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.71%	07/24/2024	NZD	9,800	376
N/A	3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.71%	07/24/2024	NZD	6,900	261
N/A	London-Interbank Offered Rate	Paying	2.48%	04/16/2020	GBP	9,486	696
N/A	London-Interbank Offered Rate	Receiving	3.05%	04/16/2025	GBP	10,550	(1,817)
N/A	London-Interbank Offered Rate	Paying	3.38%	04/16/2045	GBP	2,451	1,019
							$(6,185)

Counterparty	Payments made by the Fund(8)	Payments received by the Fund(8)	Expiration Date	Notional Amount(1)	Unrealized Appreciation
Centrally Cleared Interest Rate Swap Agreements
N/A	1-Month LIBOR	3-Month LIBOR	09/13/2042	10,000	$64
N/A	1-Month LIBOR	3-Month LIBOR	06/06/2043	65,000	354
N/A	1-Month LIBOR	3-Month LIBOR	06/06/2043	50,000	305
					$723

Schedule of Over the Counter Cross Currency Swap Agreements

Counter- party	Receive Rate (8)	Pay Rate (8)	Expiration Date	Notional Amount Received (1)		Notional Amount Delivered (1)		Unrealized Appreciation / (Depreciation)
BBP	3-Month Australian Bank Bill Short Term Rate + 0.36%	3-Month USD LIBOR	12/24/2022	AUD	3,500	(2,848)		$24
BOA	3-Month Australian Bank Bill Short Term Rate + 0.31%	3-Month USD LIBOR	05/21/2023	AUD	11,700	(10,198)		(619)
BOA	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate + 0.14%	05/21/2015		15,427	AUD	(17,700)	938
BOA	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate + 0.19%	12/24/2015		2,848	AUD	(3,500)	(11)
CIT	3-Month JPY LIBOR - 0.14%	3-Month USD LIBOR	03/20/2015	JPY	1,975,000		(16,650)	(161)
CIT	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate + 0.12%	06/06/2015		252	AUD	(300)	6
CIT	3-Month USD LIBOR	3-Month Australian Bank Bill Short Term Rate + 0.19%	09/05/2015		1,170	AUD	(1,386)	37
CIT	3-Month USD LIBOR	3-Month JPY LIBOR - 0.44%	03/20/2019		16,650	JPY	(1,975,000)	82
JPM	3-Month Australian Bank Bill Short Term Rate + 0.35%	3-Month USD LIBOR	09/05/2023	AUD	1,386		(1,170)	(33)
JPM	3-Month Australian Bank Bill Short Term Rate + 0.36%	3-Month USD LIBOR	05/21/2023	AUD	6,000		(5,230)	(299)
JPM	3-Month Australian Bank Bill Short Term Rate + 0.36%	3-Month USD LIBOR	06/06/2023	AUD	300		(252)	(5)
								$(41)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
BOA	American International Group Inc., 6.25%, 05/01/2036	N/A	1.00%	06/20/2019	$3,350	$(85)	$(72)	$(13)
JPM	Boston Scientific Corp., 2.65%, 10/01/2018	N/A	1.00%	12/20/2019	3,600	(65)	(47)	(18)
MSC	Canadian Natural l Resources, 6.25%, 03/15/2038	N/A	1.00%	12/20/2019	3,920	182	(15)	197
BOA	CDX.EM.21	N/A	5.00%	06/20/2019	12,000	(617)	(1,178)	561

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - purchase protection (2) (continued)
CIT	CDX.EM.21	N/A	5.00%	06/20/2019	$2,400	$(123)	$(236)	$113
MSC	CDX.EM.21	N/A	5.00%	06/20/2019	10,867	(559)	(1,097)	538
MSC	CDX.EM.21	N/A	5.00%	06/20/2019	7,680	(396)	(200)	(196)
BOA	CNA Financial Corp., 5.85%, 12/15/2014	N/A	1.00%	09/20/2019	3,500	(76)	(80)	4
CIT	iTraxx Europe Subordinated Series 21	N/A	1.00%	06/20/2019	12,101	(74)	179	(253)
DUB	Republic of Colombia, 10.38%, 01/28/2033	N/A	1.00%	12/20/2019	3,910	65	17	48
					$63,328	$(1,748)	$(2,729)	$981
Credit default swap agreements - sell protection (3)
BOA	CMBX.NA.BB.6	N/A	5.00%	05/11/2063	$(2,180)	$9	$68	$(59)
BOA	CMBX.NA.BB.6	N/A	5.00%	05/11/2063	(1,125)	5	—	5
CIT	CMBX.NA.BB.6	N/A	5.00%	05/11/2063	(2,000)	8	(9)	17
MSC	CMBX.NA.BB.6	N/A	5.00%	05/11/2063	(2,500)	10	75	(65)
MSC	CMBX.NA.BBB.6	N/A	3.00%	05/11/2063	(5,100)	15	(149)	164
BOA	General Electric Capital Corp., 5.63%, 09/15/2017	0.55%	1.00%	06/20/2019	(3,350)	66	81	(15)
BOA	Hartford Financial Services Group, 6.00%, 01/15/2019	0.57%	1.00%	09/20/2019	(3,500)	69	55	14
CIT	State of Illinois, 5.00%, 06/01/2029	2.10%	1.00%	12/20/2023	(1,900)	(144)	(135)	(9)
					$(21,655)	$38	$(14)	$52

Counterparty	Reference Obligation	Fixed Received / Pay Rate (7)	Expiration Date	Notional Amount (1),(6)	Value (5)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
N/A	CDX.NA.HY.21	5.00%	12/20/2018	$6,930	$(495)	$(4)
N/A	CDX.NA.HY.22	5.00%	06/20/2019	16,503	(1,124)	(134)
N/A	CDX.NA.IG.23	1.00%	12/20/2019	62,000	(991)	1
N/A	iTraxx Europe Crossover Series 20	5.00%	12/20/2018	6,413	(786)	(280)
N/A	iTraxx Europe Series 22	1.00%	12/20/2019	36,967	(668)	(138)
				$128,813	$(4,064)	$(555)

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Receiving Return of Reference Entity	Rate Paid by Fund	Expiration Date	Notional Amount (1)	Unrealized Appreciation
BOA	iBoxx Liquid High Yield Index	3-Month LIBOR	03/25/2015	$8,250	$97
JPM	iBoxx Liquid High Yield Index	3-Month LIBOR	03/25/2015	11,000	117
					$214

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

(8)Payments delivered or received are based on the notional amount.

See accompanying Notes to Financial Statements.

Curian/Van Eck International Gold Fund (a)

	Shares/Par †	Value
COMMON STOCKS - 96.4%

MATERIALS - 96.4%
Agnico-Eagle Mines Ltd.	109	$2,722
Agnico-Eagle Mines Ltd.	55	1,369
Alamos Gold Inc.	65	463
Alamos Gold Inc. (b)	118	840
Amara Mining Plc (c)	1,029	232
Argonaut Gold Inc. (b) (c)	629	991
Asanko Gold Inc. (b) (c)	100	155
Asanko Gold Inc. (b) (c)	379	587
AuRico Gold Inc.	832	2,727
B2Gold Corp. (b) (c)	218	357
B2Gold Corp. (b) (c)	3,055	4,948
Bear Creek Mining Corp. (b) (c)	310	379
Belo Sun Mining Corp. (b) (c)	465	82
Castle Mountain Mining Co. Ltd. (c)	306	87
Continental Gold Ltd. (b) (c)	463	737
Corvus Gold Inc. (c)	235	194
Corvus Gold Inc. (c)	13	11
Eastmain Resources Inc. (c)	285	56
Eldorado Gold Corp.	938	5,703
Evolution Mining Ltd. (b)	1,205	625
Fortuna Silver Mines Inc. (b) (c)	110	501
Franco-Nevada Corp.	84	4,117
Fresnillo Plc (b)	146	1,738
Gold Canyon Resources Inc. (c)	278	28
Gold Road Resources Ltd. (c)	3,987	798
Goldcorp Inc.	194	3,600
Gryphon Minerals Ltd. (b) (c)	1,309	68
Guyana Goldfields Inc. (b) (c)	488	1,185
Klondex Mines Ltd. (b) (c)	565	948
Lundin Gold Inc. (c)	94	337
Lydian International Ltd. (c)	547	221
MAG Silver Corp. (b) (c)	49	399
Midway Gold Corp. (b) (c)	317	235
New Gold Inc. (c)	902	3,877
New Gold Inc. (b) (c)	93	399
Newcrest Mining Ltd. (c)	272	2,392
Novagold Resources Inc. (b) (c)	176	519
OceanaGold Corp. (c)	180	313
Orezone Gold Corp. (c)	1,282	552
Osisko Gold Royalties Ltd. (b)	126	1,770
Premier Gold Mines Ltd. (b) (c)	264	430
Pretium Resources Inc. (b) (c)	121	701
Pretium Resources Inc. (b) (c)	56	323
Primero Mining Corp. (b) (c)	253	972
Probe Mines Ltd. (b) (c)	89	229
Randgold Resources Ltd. - ADR (b)	96	6,438
Rio Alto Mining Ltd. (b) (c)	1,009	2,450
Romarco Minerals Inc. (b) (c)	1,119	472
Roxgold Inc. (b) (c) (d)	1,018	482
Royal Gold Inc.	66	4,151
Rubicon Minerals Corp. (b) (c)	144	139
Rubicon Minerals Corp. (b) (c)	371	360
Sabina Gold & Silver Corp. (c)	548	167
SEMAFO Inc. (c)	659	1,690
Silver Wheaton Corp. (b)	207	4,206
Sulliden Mining Capital Inc. (c)	54	20
Tahoe Resources Inc. (b)	203	2,826
Timmins Gold Corp. (b) (c)	621	609
Torex Gold Resources Inc. (b) (c)	1,537	1,627
Yamana Gold Inc. (b)	398	1,608
Yamana Gold Inc. (b)	338	1,360

Total Common Stocks (cost $97,307)		78,522

SHORT TERM INVESTMENTS - 27.9%

Investment Companies - 3.6%
JNL Money Market Fund, 0.01% (e) (f)	2,862	2,862
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (f)	83	83
		2,945
Securities Lending Collateral - 24.3%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (f)	9,000	9,000
Fidelity Institutional Money Market Portfolio, 0.09% (f)	1,000	1,000
Repurchase Agreement with BNP, 0.05% (Collateralized by $360 U.S. Treasury Note, 0.25%, due 02/29/16, value $359 and $4,747 U.S. Treasury Bond Strip, due 10/15/15, value $4,741) acquired on 12/31/14, due 01/02/15 at $5,000	$5,000	5,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $1,572 U.S. Treasury Bond, 6.25%, due 05/15/30, value $2,359 and $2,601 U.S. Treasury Note, 0.13%, due 07/15/24, value $2,497) acquired on 12/31/14, due 01/02/15 at $4,761	4,761	4,761
		19,761
Total Short Term Investments (cost $22,706)		22,706

Total Investments - 124.3% (cost $120,013)		101,228
Other Assets and Liabilities, Net - (24.3%)		(19,781)
Total Net Assets - 100.0%		$81,447

(a)	Consolidated Schedule of Investments.
(b)	All or portion of the security was on loan.
(c)	Non-income producing security.
(d)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $482 which represented 0.6% of net assets.

(e)	Investment in affiliate.
(f)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Investments by Country‡	Percentage of Total Long-Term Investments
Australia	5.3%
Canada	71.6
Jersey	0.3
United Kingdom	2.5
United States	20.3
Total Long-Term Investments	100.0%

‡                 The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Currency Abbreviations:

ARS - Argentine Peso	IDR - Indonesian Rupiah	PLN - Polish Zloty
AUD - Australian Dollar	ILS - Israeli New Sheqel	RON - Romanian New Leu
BRL - Brazilian Real	INR - Indian Rupee	RSD - Serbian Dinar
CAD - Canadian Dollar	JPY - Japanese Yen	RUB - Russian Ruble
CHF - Swiss Franc	KRW - Korean Won	SEK - Swedish Krona
CLF - Chilean Unidad de Fomento	KZT - Kazakhstani Tenge	SGD - Singapore Dollar
CLP - Chilean Peso	LBP - Lebanese Pound	THB - Thai Baht
CNH - Chinese Offshore Yuan	LKR - Sri Lankan Rupee	TRY - New Turkish Lira
CNY - Chinese Yuan	MXN - Mexican Peso	TWD - Taiwan Dollar
DOP - Dominican Peso	MYR - Malaysian Ringgit	UGX - Ugandan Shilling
EGP — Egyptian Pound	NGN - Nigerian Naira	USD - United States Dollar
EUR - European Currency Unit (Euro)	NOK - Norwegian Krone	UYU - Uruguayan Peso
GBP - British Pound	NZD - New Zealand Dollar	ZAR - South African Rand
HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	ZMW - Zambian Kwacha
HUF - Hungarian Forint	PHP - Philippine Peso

Abbreviations:

ABS - Asset-Backed Security

ADR - American Depositary Receipt

ADS - American Depository Shares

ASX - Australian Stock Exchange

BDR - Brazilian Depositary Receipt

CAC - Cotation Assistee en Continu

CDI - Chess Depository Interest

CDX.EM - Credit Default Swap Index - Emerging Markets

CDX.NA.HY - Credit Default Swap Index - North American - High Yield

CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade

CLO - Collateralized Loan Obligation

CNX - CRISIL NSE Index

CPURNSA - CPI Consumers Index Non-Seasonally Adjusted

CVA - Commanditaire Vennootschap op Aandelen

EAFE - Europe, Australia and Far East

EMU - Economic and Monetary Union (Europe)

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

Euribor - Europe Interbank Offered Rate

Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years

Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years

Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years

FTSE - Financial Times and the London Stock Exchange

GDR - Global Depositary Receipt

HICP - Harmonized Index of Consumer Prices

IBEX - Iberia Index

ICE - IntercontinentalExchange

iTraxx - Group of international credit derivative indexes monitored by the International Index Company

JSE - Johannesburg Stock Exchange

KOSPI - Korea Composite Stock Price Index

LIBOR - London Interbank Offer Rate

LME - London Metal Exchange

MBS - Mortgage Backed Security

MIB - Milano Italia Borsa

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

NASDAQ - National Association of Securities Dealers Automated Quotations

NSE - National Stock Exchange

NYSE - New York Stock Exchange

OJSC - Open Joint-Stock Company

OTC - Over the Counter

PCL - Public Company Limited

RBOB - Reformulated Gasoline Blendstock for Oxygen Blending

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SGX - Singapore Exchange

SPDR - Standard & Poor’s Depositary Receipt

SPI - Schedule Performance Index

ULSD - Ultra Low Sulfur Diesel

VIX - Volatility Index

WIG - Warszawski Indeks Giedowy

WTI - West Texas Intermediate

Counterparty Abbreviations:

BBP - Barclays Bank Plc	IMP - Imperial Capital Inc.
BCL - Barclays Capital Inc.	JPM - JPMorgan Chase Bank N.A.
BMO - BMO Capital Markets Corp.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BNP - BNP Paribas Securities	MSC - Morgan Stanley & Co., Incorporated
BOA - Banc of America Securities LLC/Bank of America NA	MSS - Morgan Stanley Capital Services Inc.
CGM - Citigroup Global Markets	NSI - Nomura Securities International
CIB - CIBC World Markets Corp.	NTS - Northern Trust Securities
CIT - Citibank, Inc.	RBC - Royal Bank of Canada
CSI - Credit Suisse Securities, LLC	RBS - Royal Bank of Scotland
DUB - Deutsche Bank Alex Brown Inc.	SCB - Standard Chartered Bank
GSB - Goldman Sachs Bank	SGB - Societe Generale Bannon LLC
GSC - Goldman Sachs & Co.	SSB - State Street Brokerage Services, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC
HSB - HSBC Securities, Inc.

†               For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.

“-”        Amount rounds to less than one thousand

*                 A Summary Schedule of Investments is presented for this portfolio.  A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2014

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Assets
Investments - unaffiliated, at value (a)(d)	$52,741	$134,293	$119,232	$311,621	$55,248	$206,730
Investments - affiliated, at value (b)	624	—	300	35,292	5,421	4,265
Repurchase Agreements (a)	6,631	2,963	6,396	6,314	1,471	19,765
Total investments, at value (c)	59,996	137,256	125,928	353,227	62,140	230,760
Cash	—	—	—	4,087	—	92
Foreign currency (e)	—	—	—	—	—	—
Receivable for investments sold	—	130	—	—	287	—
Receivable for treasury roll transactions	—	—	—	—	—	—
Receivable for fund shares sold	8	44	19	205	89	125
Receivable from adviser	13	30	27	21	4	53
Receivable for dividends and interest	12	14	—	11	—	163
Receivable for variation margin on financial derivative instruments	—	—	—	90	11	—
Receivable for deposits with brokers and counterparties	—	—	—	—	300	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	4,109	—	—
OTC swap premiums paid	—	—	—	—	—	—
Other assets	—	1	1	2	—	1
Total assets	60,029	137,475	125,975	361,752	62,831	231,194
Liabilities
Cash overdraft	—	100	—	—	—	—
Payable for reverse repurchase agreements	—	—	—	—	—	—
Payable for advisory fees	32	76	67	251	43	129
Payable for administrative fees	8	21	17	60	10	30
Payable for 12b-1 fee	4	9	8	26	5	14
Payable for investment securities purchased	618	—	292	—	279	2,494
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	12	19	14	131	37	176
Payable for dividends or interest on securities sold short	—	—	—	—	—	—
Payable for interest expense and brokerage charges	—	—	—	—	—	—
Payable for trustee fees	2	4	4	16	4	8
Payable for chief compliance officer fees	—	—	—	1	—	—
Payable for other expenses	1	2	2	6	2	3
Payable for variation margin on financial derivative instruments	—	—	—	617	164	—
Due to brokers and counterparties for deposits	—	—	—	3,890	—	—
Investment in securities sold short, at value (f)	—	—	—	—	—	—
Options written, at value (g)	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—
Unrealized depreciation on OTC swap agreements	—	—	—	94	57	—
OTC swap premiums received	—	—	—	—	—	—
Payable upon return of securities loaned	8,131	16,963	20,500	6,314	1,571	46,865
Total liabilities	8,808	17,194	20,904	11,406	2,172	49,719
Net assets	$51,221	$120,281	$105,071	$350,346	$60,659	$181,475
Net assets consist of:
Paid-in capital	$49,018	$112,135	$97,051	$332,850	$63,557	$172,953
Undistributed (excess of distributions over) net investment income (loss)	762	1,669	1,428	171	(5)	4,681
Accumulated net realized gain (loss)	336	2,065	2,338	10,824	(3,138)	1,432
Net unrealized appreciation (depreciation) on investments and foreign currency	1,105	4,412	4,254	6,501	245	2,409
	$51,221	$120,281	$105,071	$350,346	$60,659	$181,475
Shares outstanding (no par value), unlimited shares authorized	4,618	10,099	8,467	32,696	6,782	16,648
Net asset value per share	$11.09	$11.91	$12.41	$10.72	$8.94	$10.90

(a) Investments - unaffiliated, at cost	$58,267	$132,844	$121,374	$318,399	$56,846	$224,086
(b) Investments - affiliated, at cost	624	—	300	35,292	5,421	4,265
(c) Total investments, at cost	$58,891	$132,844	$121,674	$353,691	$62,267	$228,351
(d) Including value of securities on loan	$7,940	$16,552	$19,933	$6,146	$1,494	$45,533
(e) Foreign currency, at cost	—	—	—	—	—	—
(f) Proceeds from securities sold short	—	—	—	—	—	—
(g) Premiums from options written	—	—	—	—	—	—

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund	Curian/AQR Risk Parity Fund (h)	Curian/ Ashmore Emerging Market Small Cap Equity Fund	Curian/Baring International Fixed Income Fund	Curian/ BlackRock Global Long Short Credit Fund	Curian/ CenterSquare International Real Estate Securities Fund
Assets
Investments - unaffiliated, at value (a)(d)	$8,256	$158,089	$38,666	$23,750	$346,215	$19,645
Investments - affiliated, at value (b)	241	16,500	178	438	26,633	15
Repurchase Agreements (a)	—	—	69	—	59,878	—
Total investments, at value (c)	8,497	174,589	38,913	24,188	432,726	19,660
Cash	—	—	4	—	949	—
Foreign currency (e)	1	85	2	3	2,735	219
Receivable for investments sold	—	—	88	—	750	237
Receivable for treasury roll transactions	—	—	—	—	—	—
Receivable for fund shares sold	—	166	28	—	169	33
Receivable from adviser	—	30	—	—	—	—
Receivable for dividends and interest	19	143	40	286	4,203	85
Receivable for variation margin on financial derivative instruments	—	535	—	—	58	—
Receivable for deposits with brokers and counterparties	—	13,294	—	—	3,131	—
Unrealized appreciation on forward foreign currency contracts	—	853	—	179	5,200	—
Unrealized appreciation on OTC swap agreements	—	1,273	—	—	1,050	—
OTC swap premiums paid	—	—	—	—	2,317	—
Other assets	—	1	—	—	2	—
Total assets	8,517	190,969	39,075	24,656	453,290	20,234
Liabilities
Cash overdraft	—	6,987	—	—	—	—
Payable for reverse repurchase agreements	—	—	—	—	—	—
Payable for advisory fees	10	128	38	12	307	13
Payable for administrative fees	1	30	7	4	64	3
Payable for 12b-1 fee	1	13	3	2	29	2
Payable for investment securities purchased	26	—	153	—	6,226	292
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	5	327	31	1	9	1
Payable for dividends or interest on securities sold short	—	—	—	—	483	—
Payable for interest expense and brokerage charges	—	—	—	—	11	—
Payable for trustee fees	—	6	1	1	13	1
Payable for chief compliance officer fees	—	1	—	—	1	—
Payable for other expenses	—	5	1	—	10	—
Payable for variation margin on financial derivative instruments	—	4,620	—	—	38	—
Due to brokers and counterparties for deposits	—	670	—	—	—	—
Deferred foreign capital gains tax liability	—	—	81	—	—	—
Investment in securities sold short, at value (f)	—	—	—	—	60,380	—
Options written, at value (g)	—	—	—	—	6	—
Unrealized depreciation on forward foreign currency contracts	—	947	—	148	537	—
Unrealized depreciation on OTC swap agreements	—	1,695	—	—	1,954	—
OTC swap premiums received	—	—	—	—	1,733	—
Payable upon return of securities loaned	—	—	269	—	—	—
Total liabilities	43	15,429	584	168	71,801	312
Net assets	$8,474	$175,540	$38,491	$24,488	$381,489	$19,922
Net assets consist of:
Paid-in capital	$12,071	$155,219	$42,435	$26,054	$369,588	$21,353
Undistributed (excess of distributions over) net investment income (loss)	1	14,522	(82)	(328)	17,559	(276)
Accumulated net realized gain (loss)	(954)	6,863	(1,473)	(32)	3,117	(568)
Net unrealized appreciation (depreciation) on investments and foreign currency	(2,644)	(1,064)	(2,389)	(1,206)	(8,775)	(587)
	$8,474	$175,540	$38,491	$24,488	$381,489	$19,922
Shares outstanding (no par value), unlimited shares authorized	1,228	16,743	4,154	2,631	37,335	2,221
Net asset value per share	$6.90	$10.48	$9.27	$9.31	$10.22	$8.97

(a) Investments - unaffiliated, at cost	$10,900	$160,519	$41,044	$24,972	$417,001	$20,230
(b) Investments - affiliated, at cost	241	16,500	178	438	26,633	15
(c) Total investments, at cost	$11,141	$177,019	$41,222	$25,410	$443,634	$20,245
(d) Including value of securities on loan	$—	$—	$259	$—	$—	$—
(e) Foreign currency, at cost	1	85	2	3	2,732	218
(f) Proceeds from securities sold short	—	—	—	—	59,845	—
(g) Premiums from options written	—	—	—	—	19	—
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

	Curian/DFA U.S. Micro Cap Fund	Curian/ DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund	Curian/ FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund
Assets
Investments - unaffiliated, at value (a)(d)	$104,308	$1,145,034	$368,971	$58,301	$252,143	$226,872
Investments - affiliated, at value (b)	32	86,863	51,674	1,522	4,882	9,724
Total investments, at value (c)	104,340	1,231,897	420,645	59,823	257,025	236,596
Cash	2	14	1,133	1	50	168
Foreign currency (e)	—	—	1,419	54	—	89
Receivable for investments sold	33	—	—	37	2	196
Receivable for treasury roll transactions	—	—	—	—	—	—
Receivable for fund shares sold	126	803	30	351	357	24
Receivable from adviser	—	121	—	—	—	4
Receivable for dividends and interest	64	3,900	5,748	189	449	113
Receivable for variation margin on financial derivative instruments	—	—	224	—	—	—
Receivable for deposits with brokers and counterparties	—	—	13,617	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	22,150	—	—	—
Unrealized appreciation on OTC swap agreements	—	—	8,797	—	—	—
OTC swap premiums paid	—	—	8,596	—	—	—
Other assets	1	6	3	—	1	1
Total assets	104,566	1,236,741	482,362	60,455	257,884	237,191
Liabilities
Cash overdraft	—	—	—	—	—	—
Payable for reverse repurchase agreements	—	—	1,354	—	—	—
Payable for advisory fees	62	496	337	34	124	158
Payable for administrative fees	16	201	71	9	41	39
Payable for 12b-1 fee	7	92	31	4	19	18
Payable for investment securities purchased	—	15,457	20	39	—	788
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	245	116	24	4	100	15
Payable for dividends or interest on securities sold short	—	—	357	—	—	—
Payable for interest expense and brokerage charges	—	—	1	—	—	—
Payable for trustee fees	12	26	17	2	7	5
Payable for chief compliance officer fees	—	3	1	—	1	1
Payable for other expenses	2	32	18	1	6	9
Payable for variation margin on financial derivative instruments	—	—	111	—	—	—
Due to brokers and counterparties for deposits	—	—	24,374	—	—	—
Investment in securities sold short, at value (f)	—	—	9,419	—	—	—
Options written, at value (g)	—	—	6,243	—	9,662	—
Unrealized depreciation on forward foreign currency contracts	—	—	11,613	—	—	—
Unrealized depreciation on OTC swap agreements	—	—	5,581	—	—	—
OTC swap premiums received	—	—	2,620	—	—	—
Payable upon return of securities loaned	11,007	—	—	3,000	—	2,230
Total liabilities	11,351	16,423	62,192	3,093	9,960	3,263
Net assets	$93,215	$1,220,318	$420,170	$57,362	$247,924	$233,928
Net assets consist of:
Paid-in capital	$45,168	$1,173,365	$406,668	$52,447	$224,742	$237,624
Undistributed (excess of distributions over) net investment income (loss)	(37)	23,907	19,670	1,810	2,912	188
Accumulated net realized gain (loss)	30,297	(2,036)	(327)	605	(12,110)	(1,205)
Net unrealized appreciation (depreciation) on investments and foreign currency	17,787	25,082	(5,841)	2,500	32,380	(2,679)
	$93,215	$1,220,318	$420,170	$57,362	$247,924	$233,928
Shares outstanding (no par value), unlimited shares authorized	6,916	114,951	42,153	4,847	20,068	22,439
Net asset value per share	$13.48	$10.62	$9.97	$11.83	$12.35	$10.42

(a) Investments - unaffiliated, at cost	$86,521	$1,119,952	$382,266	$55,797	$217,494	$229,548
(b) Investments - affiliated, at cost	32	86,863	51,674	1,522	4,882	9,724
(c) Total investments, at cost	$86,553	$1,206,815	$433,940	$57,319	$222,376	$239,272
(d) Including value of securities on loan	$10,620	$—	$—	$2,882	$—	$2,176
(e) Foreign currency, at cost	—	—	1,470	55	—	90
(f) Proceeds from securities sold short	—	—	8,072	—	—	—
(g) Premiums from options written	—	—	2,818	—	7,393	—

See accompanying Notes to Financial Statements.

	Curian Focused U.S. Equity Fund	Curian/ Franklin Templeton Frontier Markets Fund	Curian/ Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund	Curian Long Short Credit Fund	Curian/ Neuberger Berman Currency Fund
Assets
Investments - unaffiliated, at value (a)(d)	$89,183	$67,938	$59,923	$120,275	$340,907	$182,537
Investments - affiliated, at value (b)	3,116	2,470	2,057	5,994	10,256	9,965
Total investments, at value (c)	92,299	70,408	61,980	126,269	351,163	192,502
Cash	—	401	3	—	1,278	—
Foreign currency (e)	—	1,430	106	29	54	—
Receivable for investments sold	—	94	—	198	—	—
Receivable for treasury roll transactions	—	—	—	—	—	—
Receivable for fund shares sold	—	112	138	422	21	2
Receivable from adviser	7	—	—	—	—	—
Receivable for dividends and interest	79	231	100	136	3,577	322
Receivable for variation margin on financial derivative instruments	—	—	—	—	30	—
Receivable for deposits with brokers and counterparties	—	—	—	—	2,472	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	30,979
Unrealized appreciation on OTC swap agreements	—	—	—	—	107	—
OTC swap premiums paid	—	—	—	—	1,321	—
Other assets	1	1	1	1	3	1
Total assets	92,386	72,677	62,328	127,055	360,026	223,806
Liabilities
Cash overdraft	—	—	—	—	—	—
Payable for reverse repurchase agreements	—	—	—	—	—	—
Payable for advisory fees	47	92	41	83	285	108
Payable for administrative fees	13	13	11	21	60	31
Payable for 12b-1 fee	6	5	4	9	27	14
Payable for investment securities purchased	—	—	—	1,711	2,350	—
Payable for treasury roll transactions	—	—	—	—	—	—
Payable for fund shares redeemed	—	197	231	83	17	70
Payable for dividends or interest on securities sold short	—	—	—	—	—	—
Payable for interest expense and brokerage charges	—	—	—	—	—	—
Payable for trustee fees	2	12	12	3	12	19
Payable for chief compliance officer fees	—	—	—	—	1	—
Payable for other expenses	3	3	3	1	8	3
Payable for variation margin on financial derivative instruments	—	—	—	—	343	—
Due to brokers and counterparties for deposits	—	—	—	—	—	—
Investment in securities sold short, at value (f)	—	—	—	—	—	—
Options written, at value (g)	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	30,935
Unrealized depreciation on OTC swap agreements	—	—	—	—	228	—
OTC swap premiums received	—	—	—	—	1,066	—
Payable upon return of securities loaned	9,511	784	5,247	1,283	—	—
Total liabilities	9,582	1,106	5,549	3,194	4,397	31,180
Net assets	$82,804	$71,571	$56,779	$123,861	$355,629	$192,626
Net assets consist of:
Paid-in capital	$81,092	$63,168	$61,944	$121,854	$362,931	$188,588
Undistributed (excess of distributions over) net investment income (loss)	279	3,102	992	862	11,470	4,011
Accumulated net realized gain (loss)	522	11,527	10,219	(777)	(8,956)	3
Net unrealized appreciation (depreciation) on investments and foreign currency	911	(6,226)	(16,376)	1,922	(9,816)	24
	$82,804	$71,571	$56,779	$123,861	$355,629	$192,626
Shares outstanding (no par value), unlimited shares authorized	7,294	7,611	9,486	10,835	36,658	19,013
Net asset value per share	$11.35	$9.40	$5.99	$11.43	$9.70	$10.13

(a) Investments - unaffiliated, at cost	$88,272	$74,164	$76,299	$118,348	$348,381	$182,557
(b) Investments - affiliated, at cost	3,116	2,470	2,057	5,994	10,256	9,965
(c) Total investments, at cost	$91,388	$76,634	$78,356	$124,342	$358,637	$192,522
(d) Including value of securities on loan	$9,253	$774	$5,068	$1,222	$—	$—
(e) Foreign currency, at cost	—	1,427	106	29	56	—
(f) Proceeds from securities sold short	—	—	—	—	—	—
(g) Premiums from options written	—	—	—	—	—	—

See accompanying Notes to Financial Statements.

	Curian/ Neuberger Berman Risk Balanced Commodity Strategy (h) Fund (h)	Curian/ Nicholas Convertible Arbitrage Fund	Curian/ PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund	Curian/ T. Rowe Price Capital Appreciation Fund
Assets
Investments - unaffiliated, at value (a)(d)	$172,388	$447,371	$90,993	$74,554	$12,751	$96,523
Investments - affiliated, at value (b)	628	6,545	817	16,289	374	19,609
Total investments, at value (c)	173,016	453,916	91,810	90,843	13,125	116,132
Cash	—	196,563	—	26,250	—	223
Foreign currency (e)	—	—	137	358	1	197
Receivable for investments sold	—	—	78	—	—	231
Receivable for treasury roll transactions	—	—	1,279	—	—	—
Receivable for fund shares sold	217	25	72	49	51	737
Receivable from adviser	—	—	—	—	—	12
Receivable for dividends and interest	178	1,530	818	12	138	406
Receivable for variation margin on financial derivative instruments	318	—	20	—	—	—
Receivable for deposits with brokers and counterparties	12,260	—	387	—	—	166
Unrealized appreciation on forward foreign currency contracts	—	—	295	—	—	1
Unrealized appreciation on OTC swap agreements	—	—	167	—	—	—
OTC swap premiums paid	—	—	112	—	—	—
Other assets	1	3	1	1	—	1
Total assets	185,990	652,037	95,176	117,513	13,315	118,106
Liabilities
Cash overdraft	1,154	—	448	—	—	—
Payable for reverse repurchase agreements	—	—	—	—	—	—
Payable for advisory fees	95	315	29	79	13	64
Payable for administrative fees	32	73	14	18	3	19
Payable for 12b-1 fee	14	33	7	7	1	8
Payable for investment securities purchased	—	—	1,634	722	—	3,408
Payable for treasury roll transactions	—	—	3,443	—	—	—
Payable for fund shares redeemed	34	106	21	210	2	150
Payable for dividends or interest on securities sold short	—	6	—	17	—	—
Payable for interest expense and brokerage charges	—	97	—	61	—	—
Payable for trustee fees	4	39	4	15	1	2
Payable for chief compliance officer fees	—	1	—	—	—	—
Payable for other expenses	9	9	1	5	—	2
Payable for variation margin on financial derivative instruments	4,698	—	7	—	—	—
Due to brokers and counterparties for deposits	—	—	7	—	—
Investment in securities sold short, at value (f)	—	211,262	—	24,259	—	—
Options written, at value (g)	—	—	166	—	—	516
Unrealized depreciation on forward foreign currency contracts	—	—	223	—	—	—
Unrealized depreciation on OTC swap agreements	—	—	330	—	—	—
OTC swap premiums received	—	—	331	—	—	—
Payable upon return of securities loaned	—	3,345	—	—	—	1,007
Total liabilities	6,040	215,286	6,665	25,393	20	5,176
Net assets	$179,950	$436,751	$88,511	$92,120	$13,295	$112,930
Net assets consist of:
Paid-in capital	$226,555	$447,910	$85,684	$90,945	$18,351	$106,932
Undistributed (excess of distributions over) net investment income (loss)	(131)	(6,108)	2,214	(17)	(13)	(80)
Accumulated net realized gain (loss)	(43,028)	(9,256)	(374)	907	(1,912)	955
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,446)	4,205	987	285	(3,131)	5,123
	$179,950	$436,751	$88,511	$92,120	$13,295	$112,930
Shares outstanding (no par value), unlimited shares authorized	23,242	42,932	8,090	9,200	1,834	9,919
Net asset value per share	$7.74	$10.17	$10.94	$10.01	$7.25	$11.38

(a) Investments - unaffiliated, at cost	$172,536	$430,464	$90,070	$73,388	$15,880	$91,158
(b) Investments - affiliated, at cost	628	6,545	817	16,289	374	19,632
(c) Total investments, at cost	$173,164	$437,009	$90,887	$89,677	$16,254	$110,790
(d) Including value of securities on loan	$—	$3,272	$—	$—	$—	$977
(e) Foreign currency, at cost	—	—	139	377	1	199
(f) Proceeds from securities sold short	—	198,561	—	23,398	—	—
(g) Premiums from options written	—	—	282	—	—	250
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

	Curian/The Boston Company Equity Income Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/ Van Eck International Gold Fund (h)
Assets
Investments - unaffiliated, at value (a)(d)	$60,781	$167,412	$88,605
Investments - affiliated, at value (b)	569	227	2,862
Repurchase Agreements (a)	3,182	—	9,761
Total investments, at value (c)	64,532	167,639	101,228
Cash	—	1,869	—
Foreign currency (e)	—	1,439	32
Receivable for investments sold	—	—	—
Receivable for treasury roll transactions	—	—	—
Receivable for fund shares sold	146	47	105
Receivable from adviser	—	—	—
Receivable for dividends and interest	117	2,201	26
Receivable for variation margin on financial derivative instruments	—	252	—
Receivable for deposits with brokers and counterparties	—	6,159	—
Unrealized appreciation on forward foreign currency contracts	—	1,114	—
Unrealized appreciation on OTC swap agreements	—	3,363	—
OTC swap premiums paid	—	475	—
Other assets	—	1	1
Total assets	64,795	184,559	101,392
Liabilities
Cash overdraft	—	—	—
Payable for reverse repurchase agreements	—	—	—
Payable for advisory fees	28	150	54
Payable for administrative fees	10	32	14
Payable for 12b-1 fee	5	13	6
Payable for investment securities purchased	—	—	—
Payable for treasury roll transactions	—	—	—
Payable for fund shares redeemed	4	97	98
Payable for dividends or interest on securities sold short	—	—	—
Payable for interest expense and brokerage charges	—	—	—
Payable for trustee fees	2	6	9
Payable for chief compliance officer fees	—	—	—
Payable for other expenses	1	15	3
Payable for variation margin on financial derivative instruments	—	162	—
Due to brokers and counterparties for deposits	—	871	—
Investment in securities sold short, at value (f)	—	—	—
Options written, at value (g)	—	3,927	—
Unrealized depreciation on forward foreign currency contracts	—	197	—
Unrealized depreciation on OTC swap agreements	—	2,851	—
OTC swap premiums received	—	3,218	—
Payable upon return of securities loaned	3,282	—	19,761
Total liabilities	3,332	11,539	19,945
Net assets	$61,463	$173,020	$81,447
Net assets consist of:
Paid-in capital	$52,013	$181,987	$156,702
Undistributed (excess of distributions over) net investment income (loss)	586	2,323	461
Accumulated net realized gain (loss)	3,082	1,162	(56,930)
Net unrealized appreciation (depreciation) on investments and foreign currency	5,782	(12,452)	(18,786)
	$61,463	$173,020	$81,447
Shares outstanding (no par value), unlimited shares authorized	4,279	18,183	18,561
Net asset value per share	$14.36	$9.52	$4.39

(a) Investments - unaffiliated, at cost	$58,181	$176,992	$117,151
(b) Investments - affiliated, at cost	569	227	2,862
(c) Total investments, at cost	$58,750	$177,219	$120,013
(d) Including value of securities on loan	$3,194	$—	$18,774
(e) Foreign currency, at cost	—	1,417	33
(f) Proceeds from securities sold short	—	—	—
(g) Premiums from options written	—	5,287	—
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2014

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Investment income
Dividends (a)	$1,046	$2,391	$2,103	$864	$3	$5,493
Foreign taxes withheld	—	—	—	—	—	—
Interest	—	—	—	117	25	—
Securities lending	110	230	180	158	25	754
Total investment income	1,156	2,621	2,283	1,139	53	6,247

Expenses
Advisory fees	338	798	698	2,923	506	1,373
Administrative fees	90	213	186	687	119	323
12b-1 fees	113	266	233	859	149	404
Legal fees	2	4	3	14	2	6
Trustee fees	4	10	9	34	6	16
Dividends or interest on securities sold short	—	—	—	—	—	—
Short holdings borrowing fees	—	—	—	—	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	1	2	3	10	2	4
Total expenses	548	1,293	1,132	4,527	784	2,126
Expense waived by Adviser	(135)	(319)	(279)	(241)	(42)	(565)
Net expenses	413	974	853	4,286	742	1,561
Net investment income (loss)	743	1,647	1,430	(3,147)	(689)	4,686

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	570	2,477	2,553	1,101	(702)	5,343
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	—	13,755	(972)	—
Foreign currency related items	—	—	—	(1,331)	—	—
Futures contracts	—	—	—	2,924	118	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	462	783	257	(633)	(41)	2,584
OTC swap agreements	—	—	—	1,712	161	—
Foreign currency related items	—	—	—	(48)	—	—
Futures contracts and centrally cleared swap agreements	—	—	—	2,001	(447)	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Net realized and unrealized gain (loss)	1,032	3,260	2,810	19,481	(1,883)	7,927
Net increase (decrease) in net assets from operations	$1,775	$4,907	$4,240	$16,334	$(2,572)	$12,613

(a) Income from affiliated investments	$—	$—	$—	$3	$1	$—

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund	Curian/AQR Risk Parity Fund (b)	Curian/ Ashmore Emerging Market Small Cap Equity Fund		Curian/Baring International Fixed Income Fund	Curian/ BlackRock Global Long Short Credit Fund	Curian/ CenterSquare International Real Estate Securities Fund
Investment income
Dividends (a)	$314	$3	$599		$—	$703	$622
Foreign taxes withheld	(27)	—	(75)		—	(12)	(54)
Interest	—	1,808	—		489	14,757	—
Securities lending	—	—	3		—	—	—
Total investment income	287	1,811	527		489	15,448	568

Expenses
Advisory fees	136	2,326	345		136	3,541	138
Administrative fees	20	547	63		45	746	34
12b-1 fees	25	684	78		57	932	43
Legal fees	—	12	1		1	15	1
Trustee fees	1	27	3		2	37	2
Dividends or interest on securities sold short	—	—	—		—	2,819	—
Short holdings borrowing fees	—	—	—		—	44	—
Chief compliance officer fees	—	—	—		—	—	—
Other expenses	2	40	4		2	46	2
Total expenses	184	3,636	494		243	8,180	220
Expense waived by Adviser	—	(547)	—		—	—	—
Net expenses	184	3,089	494		243	8,180	220
Net investment income (loss)	103	(1,278)	33		246	7,268	348

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(867)	692	(690	) (c)	(29)	13,389	(97)
Affiliated investments	—	—	—		—	10	—
Swap agreements	—	684	—		—	(1,449)	—
Foreign currency related items	20	4,571	(4)		(256)	11,465	(17)
Futures contracts	—	18,780	—		—	(6,980)	—
Written option contracts	—	—	—		—	(61)	—
Investment securities sold short	—	—	—		—	(4,304)	—
Brokerage commissions recaptured	—	—	—		—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(871)	(1,069)	(3,504	) (d)	(996)	(19,888)	(191)
OTC swap agreements	—	1,722	—		—	(269)	—
Foreign currency related items	—	687	1		169	7,443	(2)
Futures contracts and centrally cleared swap agreements	—	1,081	—		—	(1,759)	—
Written option contracts	—	—	—		—	(27)	—
Investment securities sold short	—	—	—		—	(738)	—
Net realized and unrealized gain (loss)	(1,718)	27,148	(4,197)		(1,112)	(3,168)	(307)
Net increase (decrease) in net assets from operations	$(1,615)	$25,870	$(4,164)		$(866)	$4,100	$41

(a) Income from affiliated investments	$—	$3	$—	$—	$2	$—

(b)         Consolidated Statement of Operations.

(c)          Net of foreign capital gains taxes.

(d)         Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

	Curian/DFA U.S. Micro Cap Fund	Curian/ DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund	Curian/FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund
Investment income
Dividends (a)	$1,511	$11	$65	$2,350	$4,962	$1,900
Foreign taxes withheld	—	—	(292)	(74)	—	(249)
Interest	—	35,535	19,545	—	—	—
Securities lending	167	—	—	34	—	—
Total investment income	1,678	35,546	19,318	2,310	4,962	1,651

Expenses
Advisory fees	1,112	4,387	3,784	324	1,152	917
Administrative fees	278	1,764	796	92	384	230
12b-1 fees	347	2,204	996	116	480	287
Legal fees	7	30	16	2	7	3
Trustee fees	14	82	39	4	17	10
Dividends or interest on securities sold short	—	—	609	—	—	—
Short holdings borrowing fees	—	—	45	—	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	7	79	50	1	9	12
Total expenses	1,765	8,546	6,335	539	2,049	1,459
Expense waived by Adviser	—	(1,058)	—	—	—	(23)
Net expenses	1,765	7,488	6,335	539	2,049	1,436
Net investment income (loss)	(87)	28,058	12,983	1,771	2,913	215

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	31,335	(6,128)	2,994	763	(239)	(1,205)
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	(1,271)	—	—	—
Foreign currency related items	—	—	11,443	(17)	—	(26)
Futures contracts	(970)	—	(5,466)	—	—	—
Written option contracts	—	—	617	—	(8,635)	—
Investment securities sold short	—	—	(395)	—	—	—
Brokerage commissions recaptured	—	—	—	2	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(31,302)	28,521	(9,048)	(258)	26,356	(3,003)
OTC swap agreements	—	—	986	—	—	—
Foreign currency related items	—	—	12,755	(5)	—	(3)
Futures contracts and centrally cleared swap agreements	—	—	(2,569)	—	—	—
Written option contracts	—	—	(3,356)	—	(2,525)	—
Investment securities sold short	—	—	(435)	—	—	—
Net realized and unrealized gain (loss)	(937)	22,393	6,255	485	14,957	(4,237)
Net increase (decrease) in net assets from operations	$(1,024)	$50,451	$19,238	$2,256	$17,870	$(4,022)

(a) Income from affiliated investments	$—	$11	$5	$—	$1	$1

See accompanying Notes to Financial Statements.

	Curian Focused U.S. Equity Fund	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund	Curian Long Short Credit Fund	Curian/ Neuberger Berman Currency Fund
Investment income
Dividends (a)	$681	$6,256	$2,292	$2,150	$616	$1
Foreign taxes withheld	—	(472)	(20)	(194)	(6)	—
Interest	—	—	71	—	16,428	105
Securities lending	45	8	101	—	—	—
Total investment income	726	5,792	2,444	1,956	17,038	106

Expenses
Advisory fees	296	1,868	1,145	683	3,580	902
Administrative fees	84	266	286	170	754	258
12b-1 fees	106	334	358	213	942	322
Legal fees	1	6	7	3	16	5
Trustee fees	4	14	14	8	37	13
Dividends or interest on securities sold short	—	—	—	—	—	—
Short holdings borrowing fees	—	—	—	—	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	2	12	—	5	41	6
Total expenses	493	2,500	1,810	1,082	5,370	1,506
Expense waived by Adviser	(46)	—	—	—	—	—
Net expenses	447	2,500	1,810	1,082	5,370	1,506
Net investment income (loss)	279	3,292	634	874	11,668	(1,400)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	519	11,523	13,297	(739)	3,971	3
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	—	—	(1,195)	—
Foreign currency related items	—	(145)	(8)	(42)	(14)	4,972
Futures contracts	—	—	—	—	(8,482)	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Brokerage commissions recaptured	3	4	4	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	399	(28,554)	(26,950)	(1,997)	(4,520)	(22)
OTC swap agreements	—	—	—	—	(42)	—
Foreign currency related items	—	(3)	3	(5)	(4)	509
Futures contracts and centrally cleared swap agreements	—	—	—	—	(6,160)	—
Written option contracts	—	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—
Net realized and unrealized gain (loss)	921	(17,175)	(13,654)	(2,783)	(16,446)	5,462
Net increase (decrease) in net assets from operations	$1,200	$(13,883)	$(13,020)	$(1,909)	$(4,778)	$4,062

(a) Income from affiliated investments	$1	$—	$—	$1	$2	$1

See accompanying Notes to Financial Statements.

	Curian/ Neuberger Berman Risk Balanced Commodity Strategy Fund (b) (c)	Curian/ Nicholas Convertible Arbitrage Fund	Curian/PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund	Curian/T. Rowe Price Capital Appreciation Fund
Investment income
Dividends (a)	$1	$531	$33	$1,398	$786	$700
Foreign taxes withheld	—	—	(3)	(42)	(102)	(4)
Net interest (amortization)	336	(8,445)	2,072	57	—	532
Securities lending	—	13	—	—	—	—
Total investment income	337	(7,901)	2,102	1,413	684	1,228

Expenses
Advisory fees	740	3,130	278	1,848	197	471
Administrative fees	247	736	139	435	35	134
12b-1 fees	308	920	174	544	45	168
Legal fees	4	13	2	10	1	2
Trustee fees	13	34	6	22	2	6
Dividends or interest on securities sold short	—	701	—	856	—	—
Short holdings borrowing fees and interest expense	—	1,222	2	494	—	—
Chief compliance officer fees	—	—	—	—	—	—
Other expenses	10	—	2	4	9	5
Total expenses	1,322	6,756	603	4,213	289	786
Expense waived by Adviser	—	—	—	—	—	(91)
Net expenses	1,322	6,756	603	4,213	289	695
Net investment income (loss)	(985)	(14,657)	1,499	(2,800)	395	533

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	1	25,654	636	6,524	(1,507)	3,768
Affiliated investments	—	—	—	—	—	—
Swap agreements	—	—	220	—	—	—
Foreign currency related items	—	(2)	704	(59)	(4)	(2)
Futures contracts	(43,029)	—	9	—	—	(90)
Written option contracts	—	—	171	—	—	28
Investment securities sold short and forward sales commitments	—	(22,229)	6	(3,912)	—	—
Brokerage commissions recaptured	—	1	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(148)	1,232	1,182	(1,252)	(3,997)	3,818
OTC swap agreements	—	—	(45)	—	—	—
Foreign currency related items	—	(1)	92	(11)	(2)	(1)
Futures contracts and centrally cleared swap agreements	(3,298)	—	(24)	—	—	49
Written option contracts	—	—	134	—	—	(253)
Investment securities sold short	—	1,436	—	(231)	—	—
Net realized and unrealized gain (loss)	(46,474)	6,091	3,085	1,059	(5,510)	7,317
Net increase (decrease) in net assets from operations	$(47,459)	$(8,566)	$4,584	$(1,741)	$(5,115)	$7,850

(a) Income from affiliated investments	$1	$3	$—	$2	$—	$47

(b)         Period from April 28, 2014 (commencement of operations).

(c)          Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

	Curian/The Boston Company Equity Income Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/Van Eck International Gold Fund (b)
Investment income
Dividends (a)	$1,086	$1	$747
Foreign taxes withheld	—	—	(27)
Interest	—	8,053	—
Securities lending	9	—	92
Total investment income	1,095	8,054	812

Expenses
Advisory fees	271	1,928	993
Administrative fees	98	406	249
12b-1 fees	123	507	310
Legal fees	2	8	5
Trustee fees	5	19	12
Dividends or interest on securities sold short	—	—	—
Short holdings borrowing fees	—	—	—
Chief compliance officer fees	—	—	—
Other expenses	—	37	8
Total expenses	499	2,905	1,577
Expense waived by Adviser	—	—	—
Net expenses	499	2,905	1,577
Net investment income (loss)	596	5,149	(765)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	3,116	(8,995)	(33,974)
Affiliated investments	—	—	—
Swap agreements	—	(3,378)	—
Foreign currency related items	—	3,694	40
Futures contracts	—	5,021	—
Written option contracts	—	2,344	—
Investment securities sold short	—	—	—
Brokerage commissions recaptured	4	—	7
Net change in unrealized appreciation (depreciation) on:
Investments	1,662	(8,623)	37,919
OTC swap agreements	—	(2,038)	—
Foreign currency related items	—	804	(1)
Futures contracts and centrally cleared swap agreements	—	(4,735)	—
Written option contracts	—	1,685	—
Investment securities sold short	—	—	—
Net realized and unrealized gain (loss)	4,782	(14,221)	3,991
Net increase (decrease) in net assets from operations	$5,378	$(9,072)	$3,226

(a) Income from affiliated investments	$—	$1	$—

(b)  Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Operations
Net investment income (loss)	$743	$1,647	$1,430	$(3,147)	$(689)	$4,686
Net realized gain (loss)	570	2,477	2,553	16,449	(1,556)	5,343
Net change in unrealized appreciation (depreciation)	462	783	257	3,032	(327)	2,584
Net increase (decrease) in net assets from operations	1,775	4,907	4,240	16,334	(2,572)	12,613
Distributions to shareholders
From net investment income	(387)	(769)	(632)	—	—	(3,257)
From net realized gain	(1,231)	(3,780)	(3,984)	(230)	(297)	(1,731)
Total distributions to shareholders	(1,618)	(4,549)	(4,616)	(230)	(297)	(4,988)
Share transactions(1)
Proceeds from sale of shares	22,413	44,644	48,424	137,773	28,404	55,540
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	1,618	4,549	4,616	230	297	4,988
Cost of shares redeemed	(10,476)	(17,362)	(22,590)	(159,311)	(22,673)	(43,643)
Change in net assets from share transactions	13,555	31,831	30,450	(21,308)	6,028	16,885
Change in net assets	13,712	32,189	30,074	(5,204)	3,159	24,510
Net assets beginning of year	37,509	88,092	74,997	355,550	57,500	156,965
Net assets end of year	$51,221	$120,281	$105,071	$350,346	$60,659	$181,475
Undistributed (excess of distributions over) net investment income (loss)	$762	$1,669	$1,428	$171	$(5)	$4,681

(1) Share transactions
Shares sold	2,003	3,728	3,862	13,100	3,086	5,115
Shares issued in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	145	379	368	22	33	460
Shares redeemed	(935)	(1,445)	(1,806)	(15,269)	(2,470)	(4,069)
Change in shares	1,213	2,662	2,424	(2,147)	649	1,506
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$51,049	$122,649	$125,229	$94,607	$11,648	$276,814
Proceeds from sales of securities	38,256	93,490	97,907	89,821	11,668	260,900

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund	Curian/AQR Risk Parity Fund (a)	Curian/ Ashmore Emerging Market Small Cap Equity Fund	Curian/Baring International Fixed Income Fund	Curian/ BlackRock Global Long Short Credit Fund	Curian/ CenterSquare International Real Estate Securities Fund
Operations
Net investment income (loss)	$103	$(1,278)	$33	$246	$7,268	$348
Net realized gain (loss)	(847)	24,727	(694)	(285)	12,070	(114)
Net change in unrealized appreciation (depreciation)	(871)	2,421	(3,503)	(827)	(15,238)	(193)
Net increase (decrease) in net assets from operations	(1,615)	25,870	(4,164)	(866)	4,100	41
Distributions to shareholders
From net investment income	(119)	—	(7)	(3)	—	(614)
From net realized gain	—	(6,293)	(553)	(28)	—	—
Total distributions to shareholders	(119)	(6,293)	(560)	(31)	—	(614)
Share transactions(1)
Proceeds from sale of shares	5,244	109,513	53,285	11,041	96,825	9,525
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	119	6,293	560	31	—	614
Cost of shares redeemed	(4,830)	(271,559)	(28,434)	(4,309)	(132,637)	(3,254)
Change in net assets from share transactions	533	(155,753)	25,411	6,763	(35,812)	6,885
Change in net assets	(1,201)	(136,176)	20,687	5,866	(31,712)	6,312
Net assets beginning of year	9,675	311,716	17,804	18,622	413,201	13,610
Net assets end of year	$8,474	$175,540	$38,491	$24,488	$381,489	$19,922
Undistributed (excess of distributions over) net investment income (loss)	$1	$14,522	$(82)	$(328)	$17,559	$(276)

(1) Share transactions
Shares sold	624	10,182		5,225	1,120	9,421		1,019
Shares issued in connection with acquisition	—	—		—	—	—		—
Reinvestment of distributions	17	592		61	3	—		68
Shares redeemed	(581)	(25,008)		(2,843)	(439)	(12,999)		(349)
Change in shares	60	(14,234)		2,443	684	(3,578)		738
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$3,323	$20,918	(b)	$63,393	$22,631	$776,683	(c)	$13,913
Proceeds from sales of securities	2,712	113,266	(b)	38,519	15,913	735,339	(c)	7,382
Securities sold short covers	—	—		—	—	294,860	(c)	—
Securities sold short proceeds	—	—		—	—	269,496	(c)	—

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Amounts include $18,610 and $73,743 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include U.S. Government Securities purchases of $275,691, sales of $251,507, covers of securities sold short of $214,966 and proceeds from securities sold short of $180,837.

See accompanying Notes to Financial Statements.

	Curian/DFA U.S. Micro Cap Fund	Curian/ DoubleLine Total Return Fund	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian/Epoch Global Shareholder Yield Fund	Curian/ FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund
Operations
Net investment income (loss)	$(87)	$28,058	$12,983	$1,771	$2,913	$215
Net realized gain (loss)	30,365	(6,128)	7,922	748	(8,874)	(1,231)
Net change in unrealized appreciation (depreciation)	(31,302)	28,521	(1,667)	(263)	23,831	(3,006)
Net increase (decrease) in net assets from operations	(1,024)	50,451	19,238	2,256	17,870	(4,022)
Distributions to shareholders
From net investment income	—	(3,136)	—	—	(60)	—
From net realized gain	(7,673)	—	—	(1,026)	—	(35)
Total distributions to shareholders	(7,673)	(3,136)	—	(1,026)	(60)	(35)
Share transactions(1)
Proceeds from sale of shares	53,944	863,778	89,128	30,977	187,242	263,547
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	7,673	3,136	—	1,026	60	35
Cost of shares redeemed	(138,035)	(243,232)	(87,727)	(9,787)	(34,851)	(34,108)
Change in net assets from share transactions	(76,418)	623,682	1,401	22,216	152,451	229,474
Change in net assets	(85,115)	670,997	20,639	23,446	170,261	225,417
Net assets beginning of year	178,330	549,321	399,531	33,916	77,663	8,511
Net assets end of year	$93,215	$1,220,318	$420,170	$57,362	$247,924	$233,928
Undistributed (excess of distributions over) net investment income (loss)	$(37)	$23,907	$19,670	$1,810	$2,912	$188

(1) Share transactions
Shares sold	3,857	83,215		9,304		2,602	16,179	24,818
Shares issued in connection with acquisition	—	—		—		—	—	—
Reinvestment of distributions	583	297		—		85	5	3
Shares redeemed	(9,918)	(23,502)		(9,124)		(826)	(2,959)	(3,191)
Change in shares	(5,478)	60,010		180		1,861	13,225	21,630
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$25,881	$702,909	(a)	$353,565		$27,328	$276,695	$240,676
Proceeds from sales of securities	110,119	115,246	(a)	225,179	(b)	5,511	124,536	20,403

(a)	Amounts include $344,576 and $72,175 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amount includes $50,000 of sales of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian Focused U.S. Equity Fund	Curian/ Franklin Templeton Frontier Markets Fund	Curian/ Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund	Curian Long Short Credit Fund	Curian/ Neuberger Berman Currency Fund
Operations
Net investment income (loss)	$279	$3,292	$634	$874	$11,668	$(1,400)
Net realized gain (loss)	522	11,382	13,293	(781)	(5,720)	4,975
Net change in unrealized appreciation (depreciation)	399	(28,557)	(26,947)	(2,002)	(10,726)	487
Net increase (decrease) in net assets from operations	1,200	(13,883)	(13,020)	(1,909)	(4,778)	4,062
Distributions to shareholders
From net investment income	(13)	(3,168)	—	—	(6,099)	—
From net realized gain	(25)	(5,895)	(14,115)	(53)	(5,403)	—
Total distributions to shareholders	(38)	(9,063)	(14,115)	(53)	(11,502)	—
Share transactions(1)
Proceeds from sale of shares	94,843	67,323	91,654	103,786	65,680	95,401
Proceeds in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	38	9,063	14,115	53	11,502	—
Cost of shares redeemed	(20,478)	(148,457)	(160,676)	(17,071)	(99,625)	(71,728)
Change in net assets from share transactions	74,403	(72,071)	(54,907)	86,768	(22,443)	23,673
Change in net assets	75,565	(95,017)	(82,042)	84,806	(38,723)	27,735
Net assets beginning of year	7,239	166,588	138,821	39,055	394,352	164,891
Net assets end of year	$82,804	$71,571	$56,779	$123,861	$355,629	$192,626
Undistributed (excess of distributions over) net investment income (loss)	$279	$3,102	$992	$862	$11,470	$4,011

(1) Share transactions
Shares sold	8,452	5,511	9,847	8,933	6,393	9,456
Shares issued in connection with acquisition	—	—	—	—	—	—
Reinvestment of distributions	3	926	2,306	5	1,174	—
Shares redeemed	(1,821)	(12,301)	(17,230)	(1,471)	(9,688)	(7,269)
Change in shares	6,634	(5,864)	(5,077)	7,467	(2,121)	2,187
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$77,557	$25,670	$86,286	$116,210	$334,156	$262,668	(a)
Proceeds from sales of securities	5,761	105,495	150,985	31,464	340,898	164,405	(a)

(a)	Amounts include $250,411 and $157,403 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/ Neuberger Berman Risk Balanced Commodity Strategy Fund (a) (b)	Curian/ Nicholas Convertible Arbitrage Fund	Curian/PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund	Curian/ T. Rowe Price Capital Appreciation Fund
Operations
Net investment income (loss)	$(985)	$(14,657)	$1,499	$(2,800)	$395	$533
Net realized gain (loss)	(43,028)	3,424	1,746	2,553	(1,511)	3,704
Net change in unrealized appreciation (depreciation)	(3,446)	2,667	1,339	(1,494)	(3,999)	3,613
Net increase (decrease) in net assets from operations	(47,459)	(8,566)	4,584	(1,741)	(5,115)	7,850
Distributions to shareholders
From net investment income	—	(3,519)	(34)	—	(434)	(620)
From net realized gain	—	(7,704)	—	—	—	(2,776)
From return of capital	—	—	—	—	(6)	—
Total distributions to shareholders	—	(11,223)	(34)	—	(440)	(3,396)
Share transactions(1)
Proceeds from sale of shares	248,573	143,767	63,547	53,857	4,908	89,098
Proceeds in connection with acquisition	—	115,414	—	—	—	—
Reinvestment of distributions	—	11,223	34	—	440	3,396
Cost of shares redeemed	(21,164)	(52,320)	(32,093)	(220,395)	(8,178)	(23,103)
Change in net assets from share transactions	227,409	218,084	31,488	(166,538)	(2,830)	69,391
Change in net assets	179,950	198,295	36,038	(168,279)	(8,385)	73,845
Net assets beginning of year	—	238,456	52,473	260,399	21,680	39,085
Net assets end of year	$179,950	$436,751	$88,511	$92,120	$13,295	$112,930
Undistributed (excess of distributions over) net investment income (loss)	$(131)	$(6,108)	$2,214	$(17)	$(13)	$(80)

(1) Share transactions
Shares sold	25,492		13,431	5,941		5,370	522	7,984
Shares issued in connection with acquisition	—		10,710	—		—	—	—
Reinvestment of distributions	—		1,098	3		—	60	296
Shares redeemed	(2,250)		(4,906)	(3,012)		(22,039)	(853)	(2,079)
Change in shares	23,242		20,333	2,932		(16,669)	(271)	6,201
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$220,807	(c)	$520,143	$107,155	(d)	$348,649	$16,717	$101,499	(e)
Proceeds from sales of securities	75,285	(c)	336,679	76,832	(d)	456,740	19,582	48,364	(e)
Securities sold short covers	—		223,850	—		—	—	—
Securities sold short proceeds	—		297,217	—		—	—	—

(a)	Period from April 28, 2014 (commencement of operations).
(b)	Consolidated Statement of Changes in Net Assets.
(c)	Amounts include $56,828 and $38,825 of purchases and sales, respectively, of U.S. Government Securities.
(d)	Amounts include $48,245 and $53,489 of purchases and sales, respectively, of U.S. Government Securities.
(e)	Amounts include $2,373 and $5,472 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/The Boston Company Equity Income Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/ Van Eck International Gold Fund (a)
Operations
Net investment income (loss)	$596	$5,149	$(765)
Net realized gain (loss)	3,120	(1,314)	(33,927)
Net change in unrealized appreciation (depreciation)	1,662	(12,907)	37,918
Net increase (decrease) in net assets from operations	5,378	(9,072)	3,226
Distributions to shareholders
From net investment income	(41)	—	(230)
From net realized gain	(2,013)	—	—
Total distributions to shareholders	(2,054)	—	(230)
Share transactions(1)
Proceeds from sale of shares	29,217	148,194	122,300
Proceeds in connection with acquisition	—	—	—
Reinvestment of distributions	2,054	—	230
Cost of shares redeemed	(10,984)	(96,792)	(160,836)
Change in net assets from share transactions	20,287	51,402	(38,306)
Change in net assets	23,611	42,330	(35,310)
Net assets beginning of year	37,852	130,690	116,757
Net assets end of year	$61,463	$173,020	$81,447
Undistributed (excess of distributions over) net investment income (loss)	$586	$2,323	$461

(1) Share transactions
Shares sold	2,103	14,934		23,281
Shares issued in connection with acquisition	—	—		—
Reinvestment of distributions	142	—		52
Shares redeemed	(795)	(9,872)		(29,667)
Change in shares	1,450	5,062		(6,334)
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$41,463	$165,128	(b)	$63,785
Proceeds from sales of securities	22,971	105,838	(b)	98,881

(a)  Consolidated Statement of Changes in Net Assets.

(b)  Amounts include $11,146 and $17,967 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2013

	Curian Tactical Advantage 35 Fund	Curian Tactical Advantage 60 Fund	Curian Tactical Advantage 75 Fund	Curian Dynamic Risk Advantage - Diversified Fund	Curian Dynamic Risk Advantage - Growth Fund	Curian Dynamic Risk Advantage - Income Fund
Operations
Net investment income (loss)	$378	$758	$627	$(2,838)	$(861)	$2,978
Net realized gain (loss)	1,034	3,427	3,804	1,578	1,649	(1,834)
Net change in unrealized appreciation (depreciation)	386	3,048	3,418	3,178	578	(890)
Net increase (decrease) in net assets from operations	1,798	7,233	7,849	1,918	1,366	254
Distributions to shareholders
From net investment income	—	—	—	—	—	—
From net realized gain	(41)	(56)	(99)	(341)	(1,949)	(93)
Total distributions to shareholders	(41)	(56)	(99)	(341)	(1,949)	(93)
Share transactions(1)
Proceeds from sale of shares	27,908	66,467	54,741	341,671	68,662	124,926
Reinvestment of distributions	41	56	99	341	1,949	93
Cost of shares redeemed	(10,064)	(10,291)	(9,914)	(131,218)	(70,638)	(43,268)
Change in net assets from share transactions	17,885	56,232	44,926	210,794	(27)	81,751
Change in net assets	19,642	63,409	52,676	212,371	(610)	81,912
Net assets beginning of year	17,867	24,683	22,321	143,179	58,110	75,053
Net assets end of year	$37,509	$88,092	$74,997	$355,550	$57,500	$156,965
Undistributed (excess of distributions over) net investment income (loss)	$385	$766	$630	$(807)	$(5)	$3,250

(1) Share transactions
Shares sold	2,617	5,980	4,763	33,279	7,205	11,977
Reinvestment of distributions	4	5	8	34	208	9
Shares redeemed	(944)	(918)	(856)	(12,781)	(7,371)	(4,184)
Change in shares	1,677	5,067	3,915	20,532	42	7,802
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$54,591	$139,249	$125,652	$167,668	$19,701	$330,028
Proceeds from sales of securities	36,351	82,338	79,309	156,354	18,265	244,722

See accompanying Notes to Financial Statements.

	Curian/ Aberdeen Latin America Fund (a)	Curian/AQR Risk Parity Fund (b)(e)	Curian/ Ashmore Emerging Market Small Cap Equity Fund (a)	Curian/Baring International Fixed Income Fund (a)	Curian/ BlackRock Global Long Short Credit Fund (a)	Curian/DFA U.S. Micro Cap Fund
Operations
Net investment income (loss)	$36	$(876)	$13	$111	$1,696	$(152)
Net realized gain (loss)	(75)	4,920	(351)	(320)	(3,115)	7,847
Net change in unrealized appreciation (depreciation)	(1,773)	(3,485)	1,114	(379)	6,463	48,874
Net increase (decrease) in net assets from operations	(1,812)	559	776	(588)	5,044	56,569
Distributions to shareholders
From net investment income	(57)	—	(3)	(105)	—	(805)
From net realized gain	—	—	—	—	—	(747)
Total distributions to shareholders	(57)	—	(3)	(105)	—	(1,552)
Share transactions(1)
Proceeds from sale of shares	12,448	325,995	17,821	20,375	467,322	40,356
Reinvestment of distributions	57	—	3	105	—	1,552
Cost of shares redeemed	(961)	(14,842)	(793)	(1,165)	(59,165)	(54,306)
Change in net assets from share transactions	11,544	311,153	17,031	19,315	408,157	(12,398)
Change in net assets	9,675	311,712	17,804	18,622	413,201	42,619
Net assets beginning of year	—	4	—	—	—	135,711
Net assets end of year	$9,675	$311,716	$17,804	$18,622	$413,201	$178,330
Undistributed (excess of distributions over) net investment income (loss)	$(3)	$131	$(5)	$(163)	$2,211	$(103)

(1) Share transactions
Shares sold	1,275	32,442		1,791	2,055	46,856		3,239
Reinvestment of distributions	7	—		—	11	—		112
Shares redeemed	(114)	(1,465)		(80)	(119)	(5,943)		(4,382)
Change in shares	1,168	30,977		1,711	1,947	40,913		(1,031)
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$11,934	$244,999	(c)	$23,358	$24,762	$613,695	(d)	$23,334
Proceeds from sales of securities	697	88,339	(c)	6,590	5,852	400,740	(d)	37,840

(a)	Period from April 29, 2013 (commencement of operations).
(b)	Period from September 16, 2013 (commencement of operations).
(c)	Amounts include $138,084 and $48,798 of purchases and sales, respectively, of U.S. Government Securities.
(d)	Amounts include $11,844 and $9,018 of purchases and sales, respectively, of U.S. Government Securities.
(e)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

	Curian/ DoubleLine Total Return Fund (b)	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund (a)	Curian/Epoch Global Shareholder Yield Fund	Curian/FAMCO Flex Core Covered Call Fund	Curian Focused International Equity Fund (b)	Curian Focused U.S. Equity Fund (b)
Operations
Net investment income (loss)	$3,341	$2,992	$1,033	$986	$(11)	$9
Net realized gain (loss)	(575)	(29,043)	4,193	(3,144)	41	25
Net change in unrealized appreciation (depreciation)	(3,439)	(4,174)	2,152	8,487	327	512
Net increase (decrease) in net assets from operations	(673)	(30,225)	7,378	6,329	357	546
Distributions to shareholders
From net investment income	—	—	(961)	(932)	—	—
From net realized gain	—	—	(3,353)	(39)	—	—
Total distributions to shareholders	—	—	(4,314)	(971)	—	—
Share transactions(1)
Proceeds from sale of shares	642,001	672,671	34,822	69,900	8,766	7,057
Reinvestment of distributions	—	—	4,314	971	—	—
Cost of shares redeemed	(92,007)	(242,915)	(34,275)	(27,257)	(612)	(364)
Change in net assets from share transactions	549,994	429,756	4,861	43,614	8,154	6,693
Change in net assets	549,321	399,531	7,925	48,972	8,511	7,239
Net assets beginning of year	—	—	25,991	28,691	—	—
Net assets end of year	$549,321	$399,531	$33,916	$77,663	$8,511	$7,239
Undistributed (excess of distributions over) net investment income (loss)	$3,134	$135	$47	$59	$(1)	$13

(1) Share transactions
Shares sold	64,089		67,568		2,976	6,417	868	695
Reinvestment of distributions	—		—		383	86	—	—
Shares redeemed	(9,148)		(25,595)		(2,830)	(2,472)	(59)	(35)
Change in shares	54,941		41,973		529	4,031	809	660
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$604,956	(c)	$379,701	(d)	$34,992	$99,472	$8,041	$6,553
Proceeds from sales of securities	72,314	(c)	222,402	(d)	33,464	56,752	598	132

(a)	Period from April 29, 2013 (commencement of operations).
(b)	Period from September 16, 2013 (commencement of operations).
(c)	Amounts include $437,609 and $68,802 of purchases and sales, respectively, of U.S. Government Securities.
(d)	Amounts include $75,116 and $25,000 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/Franklin Templeton Frontier Markets Fund	Curian/Franklin Templeton Natural Resources Fund	Curian/Lazard International Strategic Equity Fund (a)	Curian Long Short Credit Fund (a)	Curian/ Neuberger Berman Currency Fund	Curian/ Nicholas Convertible Arbitrage Fund
Operations
Net investment income (loss)	$3,154	$378	$3	$5,662	$(2,289)	$(5,310)
Net realized gain (loss)	5,864	13,175	33	2,270	(1,411)	19,053
Net change in unrealized appreciation (depreciation)	16,220	(1,479)	3,924	910	4	(6,241)
Net increase (decrease) in net assets from operations	25,238	12,074	3,960	8,842	(3,696)	7,502
Distributions to shareholders
From net investment income	—	—	—	—	(1,759)	(14)
From net realized gain	—	(430)	—	—	—	(1,163)
Total distributions to shareholders	—	(430)	—	—	(1,759)	(1,177)
Share transactions(1)
Proceeds from sale of shares	40,779	64,352	38,000	426,163	83,060	96,784
Reinvestment of distributions	—	430	—	—	1,759	1,177
Cost of shares redeemed	(29,672)	(103,972)	(2,905)	(40,653)	(140,459)	(70,358)
Change in net assets from share transactions	11,107	(39,190)	35,095	385,510	(55,640)	27,603
Change in net assets	36,345	(27,546)	39,055	394,352	(61,095)	33,928
Net assets beginning of year	130,243	166,367	—	—	225,986	204,528
Net assets end of year	$166,588	$138,821	$39,055	$394,352	$164,891	$238,456
Undistributed (excess of distributions over) net investment income (loss)	$3,123	$(85)	$30	$6,138	$439	$2,119

(1) Share transactions
Shares sold	3,597	7,178	3,637	42,882	8,344		9,179
Reinvestment of distributions	—	46	—	—	179		112
Shares redeemed	(2,603)	(11,575)	(269)	(4,103)	(14,064)		(6,634)
Change in shares	994	(4,351)	3,368	38,779	(5,541)		2,657
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$35,254	$64,093	$40,798	$579,466	$187,643	(b)	$332,997
Proceeds from sales of securities	21,026	102,201	7,967	235,056	155,644	(b)	334,929
Securities sold short covers	—	—	—	—	—		176,133
Securities sold short proceeds	—	—	—	—	—		171,592

(a)  Period from April 29, 2013 (commencement of operations).

(b)  Amounts include $187,643 and $155,644 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/ PIMCO Credit Income Fund	Curian/ PineBridge Merger Arbitrage Fund	Curian/ Schroder Emerging Europe Fund (a)	Curian/T. Rowe Price Capital Appreciation Fund (b)	Curian/The Boston Company Equity Income Fund	Curian/UBS Global Long Short Fixed Income Opportunities Fund (a)
Operations
Net investment income (loss)	$880	$(1,464)	$204	$69	$389	$1,037
Net realized gain (loss)	(1,285)	530	(374)	69	4,723	(1,931)
Net change in unrealized appreciation (depreciation)	(881)	1,302	868	1,510	3,399	455
Net increase (decrease) in net assets from operations	(1,286)	368	698	1,648	8,511	(439)
Distributions to shareholders
From net investment income	(936)	—	(217)	(105)	(350)	—
From net realized gain	(16)	(804)	—	(15)	(2,851)	—
Total distributions to shareholders	(952)	(804)	(217)	(120)	(3,201)	—
Share transactions(1)
Proceeds from sale of shares	71,129	124,901	23,120	38,726	33,967	147,598
Reinvestment of distributions	952	804	217	120	3,201	—
Cost of shares redeemed	(50,889)	(85,787)	(2,138)	(1,289)	(21,296)	(16,469)
Change in net assets from share transactions	21,192	39,918	21,199	37,557	15,872	131,129
Change in net assets	18,954	39,482	21,680	39,085	21,182	130,690
Net assets beginning of year	33,519	220,917	—	—	16,670	—
Net assets end of year	$52,473	$260,399	$21,680	$39,085	$37,852	$130,690
Undistributed (excess of distributions over) net investment income (loss)	$(44)	$(9)	$3	$(20)	$40	$(36)

(1) Share transactions
Shares sold	6,793		12,356	2,303	3,832		2,656	14,776
Reinvestment of distributions	94		80	21	11		241	—
Shares redeemed	(4,909)		(8,481)	(219)	(125)		(1,626)	(1,655)
Change in shares	1,978		3,955	2,105	3,718		1,271	13,121
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$94,249	(c)	$642,697	$31,025	$36,585	(d)	$39,957	$138,265	(e)
Proceeds from sales of securities	66,497	(c)	512,795	10,394	2,834		27,174	16,363	(e)

(a)  Period from April 29, 2013 (commencement of operations).

(b)  Period from September 16, 2013 (commencement of operations).

(c)  Amounts include $54,271 and $47,423 of purchases and sales, respectively, of U.S. Government Securities.

(d)  Amount includes $2,905 of purchases of U.S. Government Securities.

(e)  Amounts include $15,444 and $4,822 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	Curian/Urdang International REIT Fund (a)	Curian/Van Eck International Gold Fund (b)
Operations
Net investment income (loss)	$124	$(352)
Net realized gain (loss)	(310)	(20,748)
Net change in unrealized appreciation (depreciation)	(394)	(45,168)
Net increase (decrease) in net assets from operations	(580)	(66,268)
Distributions to shareholders
From net investment income	(224)	(223)
From net realized gain	—	—
Total distributions to shareholders	(224)	(223)
Share transactions(1)
Proceeds from sale of shares	14,825	170,664
Reinvestment of distributions	224	223
Cost of shares redeemed	(635)	(86,246)
Change in net assets from share transactions	14,414	84,641
Change in net assets	13,610	18,150
Net assets beginning of year	—	98,607
Net assets end of year	$13,610	$116,757
Undistributed (excess of distributions over) net investment income (loss)	$(80)	$(88)

(1) Share transactions
Shares sold	1,527	28,657
Reinvestment of distributions	25	49
Shares redeemed	(69)	(14,742)
Change in shares	1,483	13,964
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$16,977	$117,100
Proceeds from sales of securities	3,051	34,715

(a)  Period from April 29, 2013 (commencement of operations).

(b)  Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian Tactical Advantage 35 Fund(e)

12/31/2014	$11.01	$0.18	$0.27	$0.45	$(0.09)		$(0.28)		$11.09	4.03%	$51,221	85%	0.92%		1.22%		1.65%
12/31/2013	10.34	0.14	0.54	0.68	—		(0.01)		11.01	6.60	37,509	124	0.92		1.22		1.27
12/31/2012*	10.00	0.17	0.27	0.44	(0.08)		(0.02)		10.34	4.40	17,867	59	0.96		1.26		1.87

Curian Tactical Advantage 60 Fund(e)

12/31/2014	11.84	0.19	0.35	0.54	(0.08)		(0.39)		11.91	4.53	120,281	88	0.92		1.22		1.55
12/31/2013	10.42	0.15	1.28	1.43	—		(0.01)		11.84	13.71	88,092	149	0.92		1.22		1.36
12/31/2012*	10.00	0.20	0.33	0.53	(0.09)		(0.02)		10.42	5.32	24,683	54	0.96		1.26		2.22

Curian Tactical Advantage 75 Fund(e)

12/31/2014	12.41	0.19	0.38	0.57	(0.08)		(0.49)		12.41	4.56	105,071	105	0.92		1.22		1.54
12/31/2013	10.49	0.16	1.78	1.94	—		(0.02)		12.41	18.48	74,997	172	0.92		1.22		1.35
12/31/2012*	10.00	0.22	0.41	0.63	(0.10)		(0.04)		10.49	6.28	22,321	99	0.96		1.26		2.39

Curian Dynamic Risk Advantage - Diversified Fund(e)

12/31/2014	10.20	(0.10)	0.63	0.53	—		(0.01)		10.72	5.17	350,346	345	1.25		1.32		(0.92)
12/31/2013	10.00	(0.10)	0.31	0.21	—		(0.01)		10.20	2.10	355,550	1,000	1.37		1.42		(1.02)
12/31/2012*	10.00	(0.09)	0.19	0.10	—		(0.10)		10.00	1.02	143,179	1,487	1.46		1.46		(1.00)

Curian Dynamic Risk Advantage - Growth Fund(e)

12/31/2014	9.38	(0.11)	(0.28)	(0.39)	—		(0.05)		8.94	(4.22)	60,659	430	1.25		1.32		(1.16)
12/31/2013	9.54	(0.13)	0.30	0.17	—		(0.33)		9.38	1.77	57,500	634	1.37		1.42		(1.31)
12/31/2012*	10.00	(0.12)	(0.34)	(0.46)	—		—		9.54	(4.60)	58,110	1,005	1.46		1.46		(1.33)

Curian Dynamic Risk Advantage - Income Fund(e)

12/31/2014	10.37	0.31	0.54	0.85	(0.21)		(0.11)		10.90	8.16	181,475	163	0.97		1.32		2.90
12/31/2013	10.23	0.23	(0.08)	0.15	—		(0.01)		10.37	1.43	156,965	186	1.07		1.42		2.21
12/31/2012*	10.00	0.30	0.07	0.37	(0.11)		(0.03)		10.23	3.70	75,053	153	1.11		1.46		3.32

Curian/Aberdeen Latin America Fund

12/31/2014	8.28	0.08	(1.36)	(1.28)	(0.10)		—		6.90	(15.47)	8,474	28	1.83		1.83		1.03
12/31/2013‡	10.00	0.03	(1.70)	(1.67)	(0.05)		(0.00	)(g)	8.28	(16.70)	9,675	7	1.83		1.83		0.56

Curian/AQR Risk Parity Fund(i)

12/31/2014	10.06	(0.05)	0.86	0.81	—		(0.39)		10.48	7.95	175,540	17	1.13		1.33		(0.47)
12/31/2013^	10.00	(0.03)	0.09	0.06	—		—		10.06	0.60	311,716	69	1.14		1.34		(1.00)

Curian/Ashmore Emerging Market Small Cap Equity Fund

12/31/2014	10.40	0.01	(1.00)	(0.99)	(0.00	)(g)	(0.14)		9.27	(9.54)	38,491	124	1.58		1.58		0.10
12/31/2013‡	10.00	0.01	0.39	0.40	(0.00	)(g)	—		10.40	4.02	17,804	49	1.59		1.59		0.14

Curian/Baring International Fixed Income Fund

12/31/2014	9.57	0.11	(0.36)	(0.25)	(0.00	)(g)	(0.01)		9.31	(2.59)	24,488	71	1.07		1.07		1.09
12/31/2013‡	10.00	0.06	(0.44)	(0.38)	(0.05)		—		9.57	(3.76)	18,622	36	1.09		1.09		0.99

Curian/BlackRock Global Long Short Credit Fund

12/31/2014	10.10	0.20	(0.08)	0.12	—		—		10.22	1.19	381,489	223	2.19	(f)	2.19	(f)	1.95
12/31/2013‡	10.00	0.05	0.05	0.10	—		—		10.10	1.00	413,201	164	1.84	(f)	1.84	(f)	0.78

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/CenterSquare International Real Estate Securities Fund

12/31/2014	$9.18	$0.19	$(0.11)	$0.08	$(0.29)		$—		$8.97	0.80%	$19,922	43%	1.27%		1.27%		2.02%
12/31/2013‡	10.00	0.10	(0.77)	(0.67)	(0.15	)(k)	—		9.18	(6.63)	13,610	28	1.27		1.27		1.60

Curian/DFA U.S. Micro Cap Fund

12/31/2014	14.39	(0.01)	0.28	0.27	—		(1.18)		13.48	2.05	93,215	19	1.27		1.27		(0.06)
12/31/2013	10.11	(0.01)	4.42	4.41	(0.07)		(0.06)		14.39	43.64	178,330	15	1.27		1.27		(0.10)
12/31/2012†	10.00	0.06	0.05	0.11	—		—		10.11	1.10	135,711	3	1.31		1.31		2.12

Curian/DoubleLine Total Return Fund

12/31/2014	10.00	0.33	0.32	0.65	(0.03)		—		10.62	6.49	1,220,318	14	0.85		0.97		3.18
12/31/2013^	10.00	0.07	(0.07)	0.00	—		—		10.00	0.00	549,321	17	0.85		0.97		2.27

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund

12/31/2014	9.52	0.32	0.13	0.45	—		—		9.97	4.73	420,170	91	1.59	(f)	1.59	(f)	3.26
12/31/2013‡	10.00	0.06	(0.54)	(0.48)	—		—		9.52	(4.80)	399,531	106	1.62	(f)	1.62	(f)	0.96

Curian/Epoch Global Shareholder Yield Fund

12/31/2014	11.36	0.46	0.23	0.69	(0.00	)(g)	(0.22)		11.83	6.05	57,362	12	1.17		1.17		3.83
12/31/2013	10.58	0.39	2.06	2.45	(0.37)		(1.30)		11.36	23.33	33,916	110	1.17		1.17		3.26
12/31/2012*	10.00	0.27	0.45	0.72	(0.14)		—		10.58	7.15	25,991	15	1.21		1.21		2.90

Curian/FAMCO Flex Core Covered Call Fund

12/31/2014	11.35	0.18	0.82	1.00	(0.00	)(g)	—		12.35	8.84	247,924	53	1.07		1.07		1.52
12/31/2013	10.20	0.20	1.10	1.30	(0.14)		(0.01)		11.35	12.71	77,663	106	1.07		1.07		1.83
12/31/2012*	10.00	0.20	0.08	0.28	(0.08)		—		10.20	2.84	28,691	162	1.11		1.11		2.13

Curian Focused International Equity Fund

12/31/2014	10.52	0.02	(0.12)	(0.10)	—		(0.00	)(g)	10.42	(0.94)	233,928	18	1.25		1.27		0.19
12/31/2013^	10.00	(0.01)	0.53	0.52	—		—		10.52	5.20	8,511	10	1.25		1.27		(0.49)

Curian Focused U.S. Equity Fund

12/31/2014	10.97	0.07	0.31	0.38	(0.00	)(g)	(0.00	)(g)	11.35	3.52	82,804	14	1.06		1.17		0.66
12/31/2013^	10.00	0.02	0.95	0.97	—		—		10.97	9.70	7,239	3	1.06		1.17		0.52

Curian/Franklin Templeton Frontier Markets Fund

12/31/2014	12.36	0.30	(2.11)	(1.81)	(0.40)		(0.75)		9.40	(14.98)	71,571	20	1.87		1.87		2.47
12/31/2013	10.44	0.24	1.68	1.92	—		—		12.36	18.39 (h)	166,588	15	1.87		1.87		2.15
12/31/2012†	10.00	(0.02)	0.46	0.44	—		—		10.44	4.40	130,243	0	1.91		1.91		(0.57)

Curian/Franklin Templeton Natural Resources Fund

12/31/2014	9.53	0.04	(1.97)	(1.93)	—		(1.61)		5.99	(20.60)	56,779	66	1.26		1.26		0.44
12/31/2013	8.80	0.02	0.74	0.76	—		(0.03)		9.53	8.65	138,821	46	1.27		1.27		0.26
12/31/2012*	10.00	0.00	(1.14)	(1.14)	(0.04)		(0.02)		8.80	(11.41)	166,367	52	1.31		1.31		0.00

Curian/Lazard International Strategic Equity Fund

12/31/2014	11.60	0.12	(0.28)	(0.16)	—		(0.01)		11.43	(1.42)	123,861	40	1.27		1.27		1.02
12/31/2013‡	10.00	0.00	1.60	1.60	—		—		11.60	16.00	39,055	39	1.27		1.27		0.02

Curian Long Short Credit Fund

12/31/2014	10.17	0.32	(0.47)	(0.15)	(0.17)		(0.15)		9.70	(1.43)	355,629	94	1.42		1.42		3.10
12/31/2013‡	10.00	0.19	(0.02)	0.17	—		—		10.17	1.70	394,352	92	1.42		1.42		2.83

See accompanying Notes to Financial Statements.

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/Neuberger Berman Currency Fund

12/31/2014	$9.80	$(0.11)	$0.44	$0.33	$—		$—		$10.13	3.37%	$192,626	0%	1.17%		1.17%		(1.09)%
12/31/2013	10.10	(0.11)	(0.08)	(0.19)	(0.11)		(0.00	)(g)	9.80	(1.91)	164,891	69	1.17		1.17		(1.07)
12/31/2012†	10.00	(0.03)	0.13	0.10	—		—		10.10	1.00	225,986	25	1.21		1.21		(1.09)

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund(i)
12/31/2014¥	10.00	(0.05)	(2.21)	(2.26)	—		—		7.74	(22.60)	179,950	49	1.07		1.07		(0.80)

Curian/Nicholas Convertible Arbitrage Fund

12/31/2014	10.55	(0.42)	0.30	(0.12)	(0.08)		(0.18)		10.17	(1.07)	436,751	116	1.84	(f)	1.84	(f)	(3.98)
12/31/2013	10.26	(0.25)	0.59	0.34	(0.00	)(g)	(0.05)		10.55	3.35	238,456	150	1.88	(f)	1.88	(f)	(2.39)
12/31/2012*	10.00	(0.36)	0.62	0.26	—		—		10.26	2.60	204,528	139	2.50	(f)	2.50	(f)	(3.99)

Curian/PIMCO Credit Income Fund

12/31/2014	10.17	0.23	0.54	0.77	(0.00	)(g)	—		10.94	7.61	88,511	100	0.87		0.87		2.16
12/31/2013	10.54	0.17	(0.35)	(0.18)	(0.19)		(0.00	)(g)	10.17	(1.70)	52,473	103	0.97		0.97		1.67
12/31/2012*	10.00	0.16	0.51	0.67	(0.11)		(0.02)		10.54	6.68	33,519	79	1.01		1.01		1.71

Curian/PineBridge Merger Arbitrage Fund

12/31/2014	10.07	(0.13)	0.07	(0.06)	—		—		10.01	(0.60)	92,120	229	1.94	(f)	1.94	(f)	(1.29)
12/31/2013	10.08	(0.06)	0.08	0.02	—		(0.03)		10.07	0.21	260,399	283	1.53	(f)	1.53	(f)	(0.59)
12/31/2012*	10.00	(0.10)	0.18	0.08	—		—		10.08	0.80	220,917	341	1.51	(f)	1.51	(f)	(1.12)

Curian/Schroder Emerging Europe Fund

12/31/2014	10.30	0.21	(3.01)	(2.80)	(0.25)		—		7.25	(27.23)	13,295	96	1.61		1.61		2.20
12/31/2013‡	10.00	0.10	0.30	0.40	(0.10)		—		10.30	4.04	21,680	53	1.58		1.58		1.47

Curian/T. Rowe Price Capital Appreciation Fund

12/31/2014	10.51	0.09	1.13	1.22	(0.06)		(0.29)		11.38	11.63	112,930	82	1.03	(l)	1.17		0.79
12/31/2013^	10.00	0.02	0.52	0.54	(0.03)		(0.00	)(g)	10.51	5.45	39,085	11	1.03		1.16		0.79

Curian/The Boston Company Equity Income Fund
12/31/2014	13.38	0.17	1.32	1.49	(0.01)		(0.50)		14.36	11.07	61,463	47	1.02		1.02		1.21
12/31/2013	10.70	0.18	3.76	3.94	(0.14)		(1.12)		13.38	36.82	37,852	102	1.02		1.02		1.43
12/31/2012*	10.00	0.21	0.64	0.85	(0.12)		(0.03)		10.70	8.49	16,670	45	1.06		1.06		2.28

Curian/UBS Global Long Short Fixed Income Opportunities Fund

12/31/2014	9.96	0.25	(0.69)	(0.44)	—		—		9.52	(4.42)	173,020	45	1.43	(f)	1.43	(f)	2.54
12/31/2013‡	10.00	0.12	(0.16)	(0.04)	—		—		9.96	(0.40)	130,690	15	1.45		1.45		1.71

Curian/Van Eck International Gold Fund(j)

12/31/2014	4.69	(0.03)	(0.26)	(0.29)	(0.01)		—		4.39	(6.13)	81,447	55	1.27		1.27		(0.62)
12/31/2013	9.02	(0.02)	(4.30)	(4.32)	(0.01)		—		4.69	(47.90)	116,757	33	1.29		1.29		(0.31)
12/31/2012†	10.00	(0.02)	(0.96)	(0.98)	—		—		9.02	(9.80)	98,607	1	1.31		1.31		(0.72)

* Commenced operations on February 6, 2012.

† Commenced operations on September 10, 2012.

‡ Commenced operations on April 29, 2013.

^ Commenced operations on September 16, 2013.

¥  Commenced operations on April 28, 2014.

(a)         Annualized for periods less than one year.

(b)         Per share data calculated using average shares method.

(c)          Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)         Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(e)          Ratios of net investment income and expenses to average net assets do not include the impact of the underlying funds’ expenses.

See accompanying Notes to Financial Statements.

(f)            The ratio of net expenses and total expenses to average net assets without dividend on securities sold short, short holdings borrowing fees and interest expense was as follows for the period indicated:

	December 31, 2014	December 31, 2013	December 31, 2012
Curian/BlackRock Global Long Short Credit Fund	1.43%	1.42%	N/A
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	1.43	1.43	N/A
Curian/Nicholas Convertible Arbitrage Fund	1.31	1.32	1.36%
Curian/PineBridge Merger Arbitrage Fund	1.32	1.32	1.36

(g)         Amount represents less than $0.005.

(h)         Total return for the Curian/Franklin Templeton Frontier Markets Fund includes a reimbursement from the sub-adviser due to certain investment losses. The return without the reimbursement was 18.30%.

(i)            Consolidated Financial Statements since commencement of operations.

(j)            Consolidated Financial Statements starting year ended December 31, 2013.

(k)          Distribution amount for Curian/CenterSquare International Real Estate Securities Fund includes a return of capital distribution which was $0.02 per share.

(l)            The ratio of net expenses to average net assets for Curian/T. Rowe Price Capital Appreciation Fund includes a reimbursement of 0.01% for advisory fees waived by the sub-adviser related to advisory fees earned on an affiliated investment held by the Fund.

See accompanying Notes to Financial Statements.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 1.  ORGANIZATION

The Curian Variable Series Trust (the “Trust”) is an open-end investment management company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust operates as a series company, and at December 31, 2014 consisted of 55 separate funds.  The information presented in these financial statements pertains to the 33 separate funds (each a “Fund,” and collectively, “Funds”) listed in the table below.  Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Curian Capital, LLC (“Curian,” the “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  The Funds offer only one class of shares.  Shares of each Fund are sold to life insurance company separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts.  Shares may also be sold directly to qualified and non-qualified retirement plans.  The Funds and each Fund’s Adviser/Sub-Adviser are:

Fund:	Adviser:	Sub-Adviser:
Curian Tactical Advantage 35 Fund Curian Tactical Advantage 60 Fund Curian Tactical Advantage 75 Fund The Funds are collectively known as “Curian Tactical Advantage Funds.”	Curian Capital, LLC	Mellon Capital Management Corporation

Curian Dynamic Risk Advantage - Diversified Fund

Curian Dynamic Risk Advantage - Growth Fund

Curian Dynamic Risk Advantage - Income Fund

The Funds are collectively known as “Curian Dynamic Risk Advantage Funds.”

	Curian Capital, LLC	Mellon Capital Management Corporation
Curian/Aberdeen Latin America Fund	Curian Capital, LLC	Aberdeen Asset Managers Limited
Curian/AQR Risk Parity Fund	Curian Capital, LLC	AQR Capital Management, LLC
Curian/Ashmore Emerging Market Small Cap Equity Fund	Curian Capital, LLC	Ashmore Equities Investment Management (US) LLC
Curian/Baring International Fixed Income Fund	Curian Capital, LLC	Baring International Investment Limited
Curian/BlackRock Global Long Short Credit Fund	Curian Capital, LLC	BlackRock Financial Management, Inc. BlackRock International Limited
Curian/CenterSquare International Real Estate Securities Fund	Curian Capital, LLC	CenterSquare Investment Management, Inc.
Curian/DFA U.S. Micro Cap Fund	Curian Capital, LLC	Dimensional Fund Advisors LP
Curian/DoubleLine Total Return Fund	Curian Capital, LLC	DoubleLine Capital LP
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	Curian Capital, LLC	Eaton Vance Management
Curian/Epoch Global Shareholder Yield Fund	Curian Capital, LLC	Epoch Investment Partners, Inc.
Curian/FAMCO Flex Core Covered Call Fund	Curian Capital, LLC	Fiduciary Asset Management LLC
Curian Focused International Equity Fund	Curian Capital, LLC	WCM Investment Management
Curian Focused U.S. Equity Fund	Curian Capital, LLC	The London Company of Virginia, LLC
Curian/Franklin Templeton Frontier Markets Fund	Curian Capital, LLC	Templeton Asset Management Ltd.
Curian/Franklin Templeton Natural Resources Fund	Curian Capital, LLC	Franklin Advisers, Inc.
Curian/Lazard International Strategic Equity Fund	Curian Capital, LLC	Lazard Asset Management LLC
Curian Long Short Credit Fund	Curian Capital, LLC	PPM America, Inc.*
Curian/Neuberger Berman Currency Fund Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	Curian Capital, LLC	Neuberger Berman Fixed Income LLC
Curian/Nicholas Convertible Arbitrage Fund	Curian Capital, LLC	Nicholas Investment Partners, L.P.
Curian/PIMCO Credit Income Fund	Curian Capital, LLC	Pacific Investment Management Company LLC
Curian/PineBridge Merger Arbitrage Fund	Curian Capital, LLC	PineBridge Investments LLC
Curian/Schroder Emerging Europe Fund	Curian Capital, LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited (Sub-Sub-Adviser)
Curian/T. Rowe Price Capital Appreciation Fund	Curian Capital, LLC	T. Rowe Price Associates, Inc.
Curian/The Boston Company Equity Income Fund	Curian Capital, LLC	The Boston Company Asset Management LLC
Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian Capital, LLC	UBS Global Asset Management (Americas) Inc.
Curian/Van Eck International Gold Fund	Curian Capital, LLC	Van Eck Associates Corporation

* PPM America, Inc. is an affiliate of Curian.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds:  Curian Tactical Advantage Funds, Curian Dynamic Risk Advantage - Income Fund, Curian/Aberdeen Latin America Fund, Curian/AQR Risk Parity Fund, Curian/Baring International Fixed Income Fund, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund, Curian/Franklin Templeton Frontier Markets Fund, Curian/Neuberger Berman Currency Fund, Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, Curian/PineBridge Merger Arbitrage Fund and Curian/Van Eck International Gold Fund.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on April 28, 2014.

Effective April 28, 2014, the name of Curian/Urdang International REIT Fund was changed to Curian/CenterSquare International REIT Fund.  Effective September 15, 2014, the name of Curian/CenterSquare International REIT Fund was changed to Curian/CenterSquare International Real Estate Securities Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  Curian and JNAM are subsidiaries of Jackson and affiliates.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust, and Curian and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review, at the latest, by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  The Sub-Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on an exchange are generally valued at the exchange’s settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.  OTC derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-Administrator’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Sub-Administrator may utilize pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.  When a capital gains tax is determined to apply, a Fund will record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Basis of Consolidation - The accompanying financial statements and Schedules of Investments for Curian/AQR Risk Parity Fund, Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund and Curian/Van Eck International Gold Fund have each been consolidated to include the respective account of Curian/AQR Risk Parity Fund Ltd., Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. and Curian/Van Eck International Gold Fund Ltd. (each a “Subsidiary”).  Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral.  The Subsidiary allows each Fund to hold commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information.  Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-related instruments and collateral.  Intercompany accounts and transactions have been eliminated.  Each Subsidiary has the same Sub-Adviser as the Fund and is subject to the same investment policies and restrictions as the Fund.  The summary below provides additional information (in thousands, where applicable) for each Subsidiary.

	Curian/AQR Risk Parity Fund Ltd.	Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.	Curian/Van Eck International Gold Fund Ltd.
Date established	April 23, 2013	March 7, 2014	April 23, 2013
At December 31, 2014
Subsidiary net assets	$25,198	$23,921	$83
Subsidiary percentage of Fund net assets	14.35%	13.29%	0.10%
Net unrealized appreciation (depreciation)	$(2,923)	$(3,298)	$—
For the year ended December 31, 2014
Net investment loss	$(356)	$(130)	$(1)
Net realized loss	(9,467)	(43,029)	—
Net change in unrealized appreciation (depreciation)	(1,749)	(3,298)	—
Net decrease in net assets from operations	$(11,572)	$(46,457)	$(1)

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014.  Management is currently evaluating the impact the ASU may have on the Funds’ financial statements.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs, including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, term loans that do not meet certain liquidity thresholds, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Sub-Administrator uses a variety of

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

techniques as appropriate to substantiate these valuation approaches, including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2014 by valuation level.  For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian Tactical Advantage 35 Fund
Investment Companies	$51,241	$—	$—	$51,241
Short Term Investments	2,124	6,631	—	8,755
Fund Total	$53,365	$6,631	$—	$59,996
Curian Tactical Advantage 60 Fund
Investment Companies	$120,293	$—	$—	$120,293
Short Term Investments	14,000	2,963	—	16,963
Fund Total	$134,293	$2,963	$—	$137,256
Curian Tactical Advantage 75 Fund
Investment Companies	$105,128	$—	$—	$105,128
Short Term Investments	14,404	6,396	—	20,800
Fund Total	$119,532	$6,396	$—	$125,928
Curian Dynamic Risk Advantage - Diversified Fund
Investment Companies	$24,776	$—	$—	$24,776
Short Term Investments	35,292	293,159	—	328,451
Fund Total	$60,068	$293,159	$—	$353,227
Curian Dynamic Risk Advantage - Growth Fund
Investment Companies	$116	$—	$—	$116
Senior Debt Notes	2,477	—	—	2,477
Short Term Investments	5,521	54,026	—	59,547
Fund Total	$8,114	$54,026	$—	$62,140
Curian Dynamic Risk Advantage - Income Fund
Investment Companies	$179,630	$—	$—	$179,630
Short Term Investments	31,365	19,765	—	51,130
Fund Total	$210,995	$19,765	$—	$230,760
Curian/Aberdeen Latin America Fund
Common Stocks	$7,737	$—	$—	$7,737
Preferred Stocks	519	—	—	519
Short Term Investments	241	—	—	241
Fund Total	$8,497	$—	$—	$8,497
Curian/AQR Risk Parity Fund
Government and Agency Obligations	$—	$64,486	$—	$64,486
Short Term Investments	70,606	39,497	—	110,103
Fund Total	$70,606	$103,983	$—	$174,589
Curian/Ashmore Emerging Market Small Cap Equity Fund
Common Stocks
Brazil	$1,950	$—	$—	$1,950
Chile	747	—	—	747
China	4,785	1,755	—	6,540
Colombia	80	—	—	80
Egypt	—	336	—	336
Hong Kong	680	3,328	—	4,008
India	1,371	1,696	—	3,067
Indonesia	16	2,320	—	2,336
Mexico	1,984	—	—	1,984
Philippines	182	111	—	293
Russian Federation	295	183	—	478
South Africa	120	—	—	120
South Korea	112	4,791	—	4,903
Taiwan	790	8,594	—	9,384
Thailand	—	200	—	200
Turkey	—	1,333	—	1,333
Participatory Notes	—	495	—	495
Preferred Stocks	203	—	—	203
Rights	9	—	—	9
Short Term Investments	378	69	—	447
Fund Total	$13,702	$25,211	$—	$38,913

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/Baring International Fixed Income Fund
Corporate Bonds and Notes	$—	$2,797	$—	$2,797
Government and Agency Obligations	—	20,953	—	20,953
Short Term Investments	438	—	—	438
Fund Total	$438	$23,750	$—	$24,188
Curian/BlackRock Global Long Short Credit Fund
Common Stocks
Germany	$—	$247	$—	$247
Ireland	—	206	—	206
Netherlands	289	—	—	289
Spain	—	186	—	186
United Kingdom	—	969	—	969
United States of America	2,674	—	—	2,674
Non-U.S. Government Agency ABS	—	49,928	1,401	51,329
Corporate Bonds and Notes	—	241,395	1,807	243,202
Government and Agency Obligations	—	36,440	—	36,440
Trust Preferreds	440	—	—	440
Preferred Stocks	8,816	1,280	—	10,096
Purchased Options	112	25	—	137
Short Term Investments	26,633	59,878	—	86,511
Fund Total	$38,964	$390,554	$3,208	$432,726
Curian/CenterSquare International Real Estate Securities Fund
Common Stocks	$2,598	$17,040	$—	$19,638
Warrants	7	—	—	7
Short Term Investments	15	—	—	15
Fund Total	$2,620	$17,040	$—	$19,660
Curian/DFA U.S. Micro Cap Fund
Common Stocks	$93,301	$—	$—	$93,301
Rights	—	—	—	—
Warrants	—	—	—	—
Short Term Investments	7,032	4,007	—	11,039
Fund Total	$100,333	$4,007	$—	$104,340
Curian/DoubleLine Total Return Fund
Non-U.S. Government Agency ABS	$—	$456,654	$—	$456,654
Government and Agency Obligations	—	688,380	—	688,380
Short Term Investments	86,863	—	—	86,863
Fund Total	$86,863	$1,145,034	$—	$1,231,897
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Common Stocks	$1,650	$6,375	$—	$8,025
Corporate Bonds and Notes	—	4,412	572	4,984
Government and Agency Obligations	—	260,314	—	260,314
Investment Companies	—	2,413	—	2,413
Purchased Options	—	9,764	—	9,764
Short Term Investments	51,674	83,471	—	135,145
Fund Total	$53,324	$366,749	$572	$420,645
Curian/Epoch Global Shareholder Yield Fund
Common Stocks
Consumer Discretionary	$1,669	$1,885	$—	$3,554
Consumer Staples	5,227	2,809	—	8,036
Energy	3,716	1,099	—	4,815
Financials	3,119	3,220	—	6,339
Health Care	1,595	2,152	—	3,747
Industrials	2,091	2,293	—	4,384
Information Technology	2,369	—	—	2,369
Materials	1,581	1,701	—	3,282
Telecommunication Services	4,404	4,129	—	8,533
Utilities	4,808	5,434	—	10,242
Short Term Investments	1,522	3,000	—	4,522
Fund Total	$32,101	$27,722	$—	$59,823
Curian/FAMCO Flex Core Covered Call Fund
Common Stocks	$252,143	$—	$—	$252,143
Short Term Investments	4,882	—	—	4,882
Fund Total	$257,025	$—	$—	$257,025
Curian Focused International Equity Fund
Common Stocks
Canada	$21,049	$—	$—	$21,049
China	3,111	—	—	3,111
Denmark	8,554	18,048	—	26,602
France	—	4,196	—	4,196
Hong Kong	—	8,490	—	8,490
Ireland	—	4,896	—	4,896

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian Focused International Equity Fund (continued)
Japan	$—	$14,089	$—	$14,089
Mexico	4,107	—	—	4,107
Netherlands	26,693	—	—	26,693
Russian Federation	3,509	—	—	3,509
South Africa	—	4,132	—	4,132
Spain	—	7,678	—	7,678
Sweden	—	5,813	—	5,813
Switzerland	10,930	20,195	—	31,125
Taiwan	13,470	—	—	13,470
United Kingdom	8,318	9,101	—	17,419
United States of America	27,812	—	—	27,812
Rights	—	451	—	451
Short Term Investments	9,724	2,230	—	11,954
Fund Total	$137,277	$99,319	$—	$236,596
Curian Focused U.S. Equity Fund
Common Stocks	$79,672	$—	$—	$79,672
Short Term Investments	8,116	4,511	—	12,627
Fund Total	$87,788	$4,511	$—	$92,299
Curian/Franklin Templeton Frontier Markets Fund
Common Stocks
Argentina	$1,502	$—	$—	$1,502
Botswana	1,519	—	—	1,519
Canada	591	702	—	1,293
Egypt	3,780	2,027	—	5,807
Georgia	—	1,142	—	1,142
Hong Kong	—	1,338	—	1,338
Jordan	585	—	—	585
Kazakhstan	1,957	499	—	2,456
Kenya	1,176	811	—	1,987
Kuwait	—	4,822	—	4,822
Lebanon	596	—	—	596
Mauritius	1,568	—	—	1,568
Netherlands	708	—	—	708
Nigeria	1,467	4,892	—	6,359
Oman	—	1,661	—	1,661
Pakistan	1,718	—	—	1,718
Panama	860	520	—	1,380
Peru	1,884	—	—	1,884
Qatar	—	3,125	—	3,125
Romania	6,320	—	—	6,320
Senegal	1,346	—	—	1,346
South Africa	—	2,134	—	2,134
South Korea	—	849	—	849
Ukraine	1,301	685	—	1,986
United Arab Emirates	2,264	1,050	—	3,314
United Kingdom	—	—	—	—
Vietnam	3,351	796	—	4,147
Zimbabwe	2,186	—	—	2,186
Participatory Notes	—	3,422	—	3,422
Short Term Investments	2,530	724	—	3,254
Fund Total	$39,209	$31,199	$—	$70,408
Curian/Franklin Templeton Natural Resources Fund
Common Stocks	$50,821	$2,880	$—	$53,701
Preferred Stocks	—	498	—	498
Corporate Bonds and Notes	—	477	—	477
Short Term Investments	2,057	5,247	—	7,304
Fund Total	$52,878	$9,102	$—	$61,980
Curian/Lazard International Strategic Equity Fund
Common Stocks	$10,713	$108,279	$—	$118,992
Short Term Investments	5,994	1,283	—	7,277
Fund Total	$16,707	$109,562	$—	$126,269
Curian Long Short Credit Fund
Non-U.S. Government Agency ABS	$—	$11,155	$—	$11,155
Corporate Bonds and Notes	—	320,316	1,959	322,275
Trust Preferreds	1,701	—	—	1,701
Preferred Stocks	5,254	—	—	5,254
Investment Companies	522	—	—	522
Short Term Investments	10,256	—	—	10,256
Fund Total	$17,733	$331,471	$1,959	$351,163

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/Neuberger Berman Currency Fund
Government and Agency Obligations	$—	$182,537	$—	$182,537
Short Term Investments	9,965	—	—	9,965
Fund Total	$9,965	$182,537	$—	$192,502
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Non-U.S. Government Agency ABS	$—	$40,732	$—	$40,732
Corporate Bonds and Notes	—	86,399	—	86,399
Government and Agency Obligations	—	17,771	—	17,771
Short Term Investments	17,823	10,291	—	28,114
Fund Total	$17,823	$155,193	$—	$173,016
Curian/Nicholas Convertible Arbitrage Fund
Common Stocks	$2,927	$—	$—	$2,927
Preferred Stocks	27,989	604	—	28,593
Corporate Bonds and Notes	—	412,506	—	412,506
Short Term Investments	6,545	3,345	—	9,890
Fund Total	$37,461	$416,455	$—	$453,916
Curian/PIMCO Credit Income Fund
Non-U.S. Government Agency ABS	$—	$3,543	$—	$3,543
Corporate Bonds and Notes	—	63,430	—	63,430
Government and Agency Obligations	—	15,403	—	15,403
Common Stocks	835	—	—	835
Preferred Stocks	339	—	—	339
Purchased Options	—	49	—	49
Trust Preferreds	449	—	—	449
Short Term Investments	817	6,945	—	7,762
Fund Total	$2,440	$89,370	$—	$91,810
Curian/PineBridge Merger Arbitrage Fund
Common Stocks	$57,554	$—	$—	$57,554
Short Term Investments	16,289	17,000	—	33,289
Fund Total	$73,843	$17,000	$—	$90,843
Curian/Schroder Emerging Europe Fund
Common Stocks	$1,480	$11,012	$—	$12,492
Preferred Stocks	—	259	—	259
Short Term Investments	374	—	—	374
Fund Total	$1,854	$11,271	$—	$13,125
Curian/T. Rowe Price Capital Appreciation Fund
Common Stocks	$67,936	$199	$—	$68,135
Preferred Stocks	368	—	—	368
Trust Preferreds	131	—	—	131
Investment Companies	1,017	—	—	1,017
Non-U.S. Government Agency ABS	—	119	—	119
Corporate Bonds and Notes	—	26,673	—	26,673
Government and Agency Obligations	—	90	—	90
Short Term Investments	18,592	1,007	—	19,599
Fund Total	$88,044	$28,088	$—	$116,132
Curian/The Boston Company Equity Income Fund
Common Stocks	$60,681	$—	$—	$60,681
Short Term Investments	669	3,182	—	3,851
Fund Total	$61,350	$3,182	$—	$64,532
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Non-U.S. Government Agency ABS	$—	$23,144	$—	$23,144
Corporate Bonds and Notes	—	116,387	—	116,387
Government and Agency Obligations	—	23,542	—	23,542
Purchased Options	1,038	3,301	—	4,339
Short Term Investments	227	—	—	227
Fund Total	$1,265	$166,374	$—	$167,639
Curian/Van Eck International Gold Fund
Common Stocks	$72,669	$5,853	$—	$78,522
Short Term Investments	12,945	9,761	—	22,706
Fund Total	$85,614	$15,614	$—	$101,228

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/BlackRock Global Long Short Credit Fund
Corporate Bonds and Notes	$—	$(39,483)	$—	$(39,483)
Government and Agency Obligations	—	(20,897)	—	(20,897)
Fund Total	$—	$(60,380)	$—	$(60,380)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Government and Agency Obligations	$—	$(9,419)	$—	$(9,419)
Fund Total	$—	$(9,419)	$—	$(9,419)

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/Nicholas Convertible Arbitrage Fund
Common Stocks	$(209,005)	$—	$—	$(209,005)
Investment Companies	(2,257)	—	—	(2,257)
Fund Total	$(211,262)	$—	$—	$(211,262)
Curian/PineBridge Merger Arbitrage Fund
Common Stocks	$(24,259)	$—	$—	$(24,259)
Fund Total	$(24,259)	$—	$—	$(24,259)

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian Dynamic Risk Advantage - Diversified Fund
Open Futures Contracts	$2,950	$—	$—	$2,950
OTC Total Return Swap Agreements	—	4,109	—	4,109
Fund Total	$2,950	$4,109	$—	$7,059
Curian Dynamic Risk Advantage - Growth Fund
Open Futures Contracts	$460	$—	$—	$460
Fund Total	$460	$—	$—	$460
Curian/AQR Risk Parity Fund
Open Futures Contracts	$3,570	$—	$—	$3,570
Open Forward Foreign Currency Contracts	—	853	—	853
OTC Total Return Swap Agreements	—	1,273	—	1,273
Fund Total	$3,570	$2,126	$—	$5,696
Curian/Baring International Fixed Income Fund
Open Forward Foreign Currency Contracts	$—	$179	$—	$179
Fund Total	$—	$179	$—	$179
Curian/BlackRock Global Long Short Credit Fund
Open Futures Contracts	$13	$—	$—	$13
Open Forward Foreign Currency Contracts	—	5,200	—	5,200
Centrally Cleared Interest Rate Swap Agreements	—	1	—	1
OTC Credit Default Swap Agreements	—	404	—	404
OTC Total Return Swap Agreements	—	646	—	646
Fund Total	$13	$6,251	$—	$6,264
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Open Futures Contracts	$139	$—	$—	$139
Open Forward Foreign Currency Contracts	—	15,217	—	15,217
OTC Interest Rate Swap Agreements	—	1,335	—	1,335
Centrally Cleared Interest Rate Swap Agreements	—	1,718	—	1,718
OTC Cross Currency Swap Agreements	—	4,099	—	4,099
OTC Credit Default Swap Agreements	—	3,326	—	3,326
OTC Total Return Swap Agreements	—	30	—	30
Non-Deliverable Bond Forward Contracts	—	7	—	7
Fund Total	$139	$25,732	$—	$25,871
Curian Long Short Credit Fund
Open Futures Contracts	$206	$—	$—	$206
OTC Credit Default Swap Agreements	—	107	—	107
Fund Total	$206	$107	$—	$313
Curian/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$30,979	$—	$30,979
Fund Total	$—	$30,979	$—	$30,979
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Open Futures Contracts	$288	$—	$—	$288
Fund Total	$288	$—	$—	$288
Curian/PIMCO Credit Income Fund
Open Futures Contracts	$27	$—	$—	$27
Open Forward Foreign Currency Contracts	—	295	—	295
Centrally Cleared Interest Rate Swap Agreements	—	98	—	98
OTC Credit Default Swap Agreements	—	167	—	167
Centrally Cleared Credit Default Swap Agreements	—	199	—	199
Fund Total	$27	$759	$—	$786
Curian/T. Rowe Price Capital Appreciation Fund
Open Futures Contracts	$49	$—	$—	$49
Open Forward Foreign Currency Contracts	—	1	—	1
Fund Total	$49	$1	$—	$50
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Open Futures Contracts	$364	$—	$—	$364
Open Forward Foreign Currency Contracts	—	1,114	—	1,114
OTC Interest Rate Swap Agreements	—	401	—	401
Centrally Cleared Interest Rate Swap Agreements	—	3,501	—	3,501
OTC Cross Currency Swap Agreements	—	1,087	—	1,087
OTC Credit Default Swap Agreements	—	1,661	—	1,661

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/UBS Global Long Short Fixed Income Opportunities Fund (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$1	$—	$1
OTC Total Return Swap Agreements	—	214	—	214
Fund Total	$364	$7,979	$—	$8,343

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian Dynamic Risk Advantage - Diversified Fund
OTC Total Return Swap Agreements	$—	$(94)	$—	$(94)
Fund Total	$—	$(94)	$—	$(94)
Curian Dynamic Risk Advantage - Growth Fund
Open Futures Contracts	$(31)	$—	$—	$(31)
OTC Total Return Swap Agreements	—	(57)	—	(57)
Fund Total	$(31)	$(57)	$—	$(88)
Curian/AQR Risk Parity Fund
Open Futures Contracts	$(1,681)	$—	$—	$(1,681)
Open Forward Foreign Currency Contracts	—	(947)	—	(947)
OTC Total Return Swap Agreements	—	(1,695)	—	(1,695)
Fund Total	$(1,681)	$(2,642)	$—	$(4,323)
Curian/Baring International Fixed Income Fund
Open Forward Foreign Currency Contracts	$—	$(148)	$—	$(148)
Fund Total	$—	$(148)	$—	$(148)
Curian/BlackRock Global Long Short Credit Fund
Written Options	$(6)	$—	$—	$(6)
Exchange Traded Futures Options on Futures	(41)	—	—	(41)
Open Futures Contracts	(649)	—	—	(649)
Open Forward Foreign Currency Contracts	—	(537)	—	(537)
Centrally Cleared Interest Rate Swap Agreements	—	(277)	—	(277)
OTC Credit Default Swap Agreements	—	(1,731)	—	(1,731)
Centrally Cleared Credit Default Swap Agreements	—	(177)	—	(177)
OTC Total Return Swap Agreements	—	(223)	—	(223)
Fund Total	$(696)	$(2,945)	$—	$(3,641)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Written Options	$—	$(6,243)	$—	$(6,243)
Open Futures Contracts	(958)	—	—	(958)
Open Forward Foreign Currency Contracts	—	(4,680)	—	(4,680)
OTC Interest Rate Swap Agreements	—	(2,531)	—	(2,531)
Centrally Cleared Interest Rate Swap Agreements	—	(2,161)	—	(2,161)
OTC Cross Currency Swap Agreements	—	(50)	—	(50)
OTC Credit Default Swap Agreements	—	(2,881)	—	(2,881)
OTC Total Return Swap Agreements	—	(29)	—	(29)
Non-Deliverable Bond Forward Contracts	—	(90)	—	(90)
Fund Total	$(958)	$(18,665)	$—	$(19,623)
Curian/FAMCO Flex Core Covered Call Fund
Written Options	$(9,556)	$(106)	$—	$(9,662)
Fund Total	$(9,556)	$(106)	$—	$(9,662)
Curian Long Short Credit Fund
Open Futures Contracts	$(2,423)	$—	$—	$(2,423)
OTC Credit Default Swap Agreements	—	(228)	—	(228)
Fund Total	$(2,423)	$(228)	$—	$(2,651)
Curian/Neuberger Berman Currency Fund
Open Forward Foreign Currency Contracts	$—	$(30,935)	$—	$(30,935)
Fund Total	$—	$(30,935)	$—	$(30,935)
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Open Futures Contracts	$(3,586)	$—	$—	$(3,586)
Fund Total	$(3,586)	$—	$—	$(3,586)
Curian/PIMCO Credit Income Fund
Written Options	$—	$(166)	$—	$(166)
Open Futures Contracts	(5)	—	—	(5)
Open Forward Foreign Currency Contracts	—	(223)	—	(223)
OTC Interest Rate Swap Agreements	—	(192)	—	(192)
Centrally Cleared Interest Rate Swap Agreements	—	(275)	—	(275)
OTC Credit Default Swap Agreements	—	(138)	—	(138)
Fund Total	$(5)	$(994)	$—	$(999)
Curian/T. Rowe Price Capital Appreciation Fund
Written Options	$(27)	$(489)	$—	$(516)
Fund Total	$(27)	$(489)	$—	$(516)

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Written Options	$(267)	$(3,660)	$—	$(3,927)
Open Futures Contracts	(15)	—	—	(15)
Open Forward Foreign Currency Contracts	—	(197)	—	(197)
OTC Interest Rate Swap Agreements	—	(1,095)	—	(1,095)
Centrally Cleared Interest Rate Swap Agreements	—	(8,963)	—	(8,963)
OTC Cross Currency Swap Agreements	—	(1,128)	—	(1,128)
OTC Credit Default Swap Agreements	—	(628)	—	(628)
Centrally Cleared Credit Default Swap Agreements	—	(556)	—	(556)
Fund Total	$(282)	$(16,227)	$—	$(16,509)

(1)All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2014.

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
Curian/CenterSquare International Real Estate Securities Fund
Common Stocks	$647	$297
Curian/Franklin Templeton Frontier Markets Fund
Common Stocks	8,190	18,832
Curian/Schroder Emerging Europe Fund
Common Stocks	2,174	2,318
Preferred Stocks	—	301

The following table is a rollforward of Level 3 investments (in thousands) by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2014:

	Balance at Beginning of Period	Transfers into Level 3 During the Period(2)		Transfers out of Level 3 During the Period(2)		Total Realized and Change in Unrealized Gain/(Loss)	Purchases		(Sales)	Balance at End of Period	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period(1)
Curian/Ashmore Emerging Market Small Cap Equity Fund
Common Stocks	$—	$504	(3)	$(504	)(3)	$—	$—		$—	$—	$—
Curian/DoubleLine Total Return Fund
U.S. Government ABS	$—	$—		$(20,275	)(4)	$—	$20,275	(4)	$—	$—	$—
U.S. Government ABS	—	—		(28,291	)(4)	—	28,291	(4)	—	—	—
U.S. Government ABS	—	—		(20,438	)(5)	—	20,438	(5)	—	—	—
U.S. Government ABS	—	—		(20,606	)(4)	—	20,606	(4)	—	—	—
Non-U.S. Government Agency ABS	—	—		(15,075	)(6)	—	15,075	(6)	—	—	—
Fund Total	$—	$—		$(104,685)		$—	$104,685		$—	$—	$—
Curian/Franklin Templeton Frontier Markets Fund
Common Stocks	$—	$2,522	(7)	$(2,522	)(7)	$—	$—		$—	$—	$—
Curian Long Short Credit Fund
Non-U.S. Government Agency ABS	$—	$—		$(4,000	)(8)	$—	$4,000	(8)	$—	$—	$—

(1)	Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2014.
(2)	There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2014 other than those noted.
(3)

During the year, trading was halted for the common stock held in Curian/Ashmore Emerging Market Small Cap Equity Fund and the common stock was valued at the last trade price and was considered a Level 3 valuation. The common stock resumed trading during the year and is considered a Level 2 valuation based on the application of a statistical fair value price.

(4)

During the year, the valuation of the U.S. Government ABS held in Curian/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued based on the transaction purchase price and considered a Level 3 valuation.

(5)

During the year, the valuation of the U.S. Government ABS held in Curian/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued using a single source broker quote and considered a Level 3 valuation.

(6)

During the year, the valuation of the Non-U.S. Government Agency ABS held in Curian/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued based on the transaction purchase price and considered a Level 3 valuation.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

(7)

At the beginning of the year and at the end of the year, the valuation of the common stock held in Curian/Franklin Templeton Frontier Markets Fund was determined using the official closing price on the exchange where the common stock was principally traded and considered a Level 1 valuation. During the year, shares of the common stock halted trading in advance of a planned reorganization and the fair value measurement was determined using a recent transaction price and considered a Level 3 valuation. The common stock resumed trading during the year and the valuation was determined using the official closing price.

(8)

During the year, the valuation of the Non-U.S. Government Agency ABS held in Curian Long Short Credit Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued based on the transaction purchase price and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - The Funds participate in an agency based securities lending program.  Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.  The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower.  The Fund bears the market risk with respect to the collateral investment and securities loaned.  The Fund also bears the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as securities lending agent to the Trust.  The Funds invest cash collateral in money market funds and overnight repurchase agreements which are collateralized fully by U.S. government and agency securities.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities.  Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements.”  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Repurchase Agreements - Certain Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty.  In certain repurchase agreements, the Fund takes possession of the underlying debt obligation.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees.  In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities.  Interest paid is recorded as interest expense to the Fund.  The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.  In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.  A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2014, were as follows:  Curian/BlackRock Global Long Short Credit Fund, $7,889 and 0.10%, respectively, for 229 days outstanding; and Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, $1,160 and 0.00%, respectively, for 65 days outstanding.  The value of reverse repurchase agreements and collateral pledged or received at December 31, 2014 was as follows:

	Counter- party	Payable for Reverse Repurchase Agreement Including Interest Payable	Collateral Amount	Interest Rate (Income) / Expense	Date of Agreement	Maturity Date
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	CIT	$1,074	$1,098	(1.00)%	10/27/14	rolling maturity
	CIT	280	294	(1.00)	12/11/14	rolling maturity

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Curian/PIMCO Credit Income Fund had treasury roll transactions during the year.  The average daily balance (in thousands) and weighted average interest rate for treasury rolls, for the year ended December 31, 2014, were $2,391 and 0.04%, respectively, for 176 days outstanding.  At December 31, 2014, Curian/PIMCO Credit Income Fund had $2 of deferred income (in thousands) included in payable for treasury roll transactions on the Statements of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.  Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Senior and Junior Loans - Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date.  Interest income on these loans is accrued based on the terms of the securities.  Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short - Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions.  When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer.  The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan.  Until the Fund closes its short position, the lending broker requires assets to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation.  A Fund is obligated to deliver securities at the market price at the time the short position is closed.  If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain.  A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities - Certain Funds may invest in fixed-income securities which are convertible into common stock.  Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities.  By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.  A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Participatory Note Securities - Certain Funds may invest in Participatory Notes (“P-Notes”).  P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market.  P-Notes are issued by banks or broker-dealers and allow a Fund to gain exposure to common stocks in markets where direct investment by the Fund may not be allowed or efficient.  A Fund may tender a P-Note for cash payment in an amount that reflects the current market value of the underlying equity investments or market, reduced by program fees.

Real Estate Investment Trusts - Certain Funds may invest in Real Estate Investment Trusts (“REITs”).  REITs are traded as a stock on major stock exchanges and invest in real estate directly, either through properties or mortgages.  REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Master Limited Partnerships - Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Unfunded Commitments - Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded.  The Fund is obligated to fund these loan commitments at the borrowers’ discretion.  Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily.  Funded portions of credit agreements are presented in the Schedules of Investments.  The following table details unfunded loan commitments (in thousands) at December 31, 2014:

	Unfunded Commitment	Appreciation
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Ethiopian Railways Corp. Term Loan, 4.07%, 08/01/21	$228	$—

Unrealized appreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation on investments in the Statements of Operations.

NOTE 5.  INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian.  U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.  Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, “To Be Announced” (“TBA”) securities and treasury roll transactions between a Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.  Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.  In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.   Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements - Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties.  The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement.  These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default and termination.  Margin and securities delivered as collateral are typically in the possession of the prime broker and offset any obligations due to the prime broker.  In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”).  An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option.  Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss.  Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.  OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark, floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate and floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements - Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies.  The notional amounts are typically determined based on the spot exchange rates at the inception of the trade.  Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate.  A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap.  If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event.)

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements - Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities.  To the extent the total return of the security, index or other financial measure underlying the

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.   A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive.  Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate.  To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty.  A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Non-Deliverable Bond Forward Contracts - A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date.  Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  A realized gain or loss is recorded upon termination of the contract.  The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform.  These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security.  The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk.  The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2014.  Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements.  (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2014.  For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.  Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table.  (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2014.

Curian Dynamic Risk Advantage — Diversified Fund Derivative Strategies - The Fund entered into futures contracts and total return swap agreements as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.

Curian Dynamic Risk Advantage — Diversified Fund - Derivative Instruments Categorized by Risk Exposure

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$—	$—	$8	$—	$82	$90
Unrealized appreciation on OTC swap agreements	—	385	2,697	—	1,027	4,109
	$—	$385	$2,705	$—	$1,109	$4,199
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$617	$—	$—	$617
Unrealized depreciation on OTC swap agreements	94	—	—	—	—	94
	$94	$—	$617	$—	$—	$711
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$1,929	$(615)	$7,932	$—	$4,509	$13,755
Foreign currency related items	—	—	—	(1,659)	—	(1,659)
Futures contracts	—	—	1,187	—	1,737	2,924
	$1,929	$(615)	$9,119	$(1,659)	$6,246	$15,020
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(1,616)	$204	$2,203	$—	$921	$1,712
Foreign currency related items	—	—	—	(48)	—	(48)
Futures contracts and centrally cleared swap agreements	—	—	152	—	1,849	2,001
	$(1,616)	$204	$2,355	$(48)	$2,770	$3,665

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian Dynamic Risk Advantage — Diversified Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BCL	$598	$—	$—	$598	$—	$—
BOA	814	—	—	814	—	—
CGM	2,697	(94)	(2,603)	—	3,890	—
Derivatives eligible for offset	$4,109	$(94)	$(2,603)	$1,412
Derivatives not eligible for offset	90				$—	$—
	$4,199

Derivative Liabilities by Counterparty*
CGM	$94	$(94)	$—	$—	$—	$—
Derivatives eligible for offset	$94	$(94)	$—	$—
Derivatives not eligible for offset	617				$—	$3,989
	$711

Curian Dynamic Risk Advantage — Diversified Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$115,113	$299,816	$—	$—	$176,457

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian Dynamic Risk Advantage — Growth Fund Derivative Strategies - The Fund entered into futures contracts and total return swap agreements as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian Dynamic Risk Advantage — Growth Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$—	$5	$—	$6	$11
	$—	$5	$—	$6	$11
Liabilities:
Variation margin on financial derivative instruments	$—	$164	$—	$—	$164
Unrealized depreciation on OTC swap agreements	—	57	—	—	57
	$—	$221	$—	$—	$221
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$—	$(972)	$—	$—	$(972)
Futures contracts	—	7	—	111	118
	$—	$(965)	$—	$111	$(854)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$—	$161	$—	$—	$161
Futures contracts and centrally cleared swap agreements	—	(450)	—	3	(447)
	$—	$(289)	$—	$3	$(286)

Curian Dynamic Risk Advantage — Growth Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
Derivatives eligible for offset	$—	$—	$—	$—	$—	$—
Derivatives not eligible for offset	11
	$11
Derivative Liabilities by Counterparty*
BOA	$57	$—	$—	$57	$—	$—
CGM	—	—	—	—	300	—
Derivatives eligible for offset	$57	$—	$—	$57
Derivatives not eligible for offset	164				$—	$1,194
	$221

Curian Dynamic Risk Advantage — Growth Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$48,283	$—	$—	$—	$10,641

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to manage cash flows, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities and commodities.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

Curian/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure

	Commodity	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$90	$379	$—	$66	$535
Forward foreign currency contracts	—	—	853	—	853
Unrealized appreciation on OTC swap agreements	124	189	—	960	1,273
	$214	$568	$853	$1,026	$2,661
Liabilities:
Variation margin on financial derivative instruments	$4,198	$422	$—	$—	$4,620
Forward foreign currency contracts	—	—	947	—	947
Unrealized depreciation on OTC swap agreements	1,695	—	—	—	1,695
	$5,893	$422	$947	$—	$7,262
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$(5,498)	$1,428	$—	$4,754	$684
Foreign currency related items	—	—	4,383	—	4,383
Futures contracts	(3,969)	8,809	—	13,940	18,780
	$(9,467)	$10,237	$4,383	$18,694	$23,847
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(1,124)	$168	$—	$2,678	$1,722
Foreign currency related items	—	—	697	—	697
Futures contracts and centrally cleared swap agreements	(624)	(2,327)	—	4,032	1,081
	$(1,748)	$(2,159)	$697	$6,710	$3,500

Curian/AQR Risk Parity Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BOA	$1,149	$—	$(670)	$479	$670	$—
CGM	124	(86)	—	38	—	—
CSI	853	(853)	—	—	—	—
Derivatives eligible for offset	$2,126	$(939)	$(670)	$517
Derivatives not eligible for offset	535				$—	$—
	$2.661

Derivative Liabilities by Counterparty*
BCL	$1,440	$—	$(1,440)	$—	$4,680	$—
CGM	86	(86)	—	—	1,030	—
CSI	947	(853)	(94)	—	180	—
MLP	169	—	(169)	—	730	—
Derivatives eligible for offset	$2,642	$(939)	$(1,703)	$—
Derivatives not eligible for offset	4,620				$6,674	$—
	$7,262

Curian/AQR Risk Parity Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$322,224	$162,686	$—	$—	$175,273

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into options contracts as a means of risk management and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices and interest rates and as a means of risk management.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into interest rate swap agreements to manage duration.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality, to hedge a portfolio of credit default swap agreements or bonds and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.  The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as a substitute for investment in physical securities.

Curian/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments — unaffiliated, at value(2)	$—	$112	$—	$25	$137
Variation margin on financial derivative instruments	30	28	—	—	58
Forward foreign currency contracts	—	—	5,200	—	5,200
Unrealized appreciation on OTC swap agreements	406	644	—	—	1,050
OTC swap premiums paid	2,317	—	—	—	2,317
	$2,753	$784	$5,200	$25	$8,762
Liabilities:
Variation margin on financial derivative instruments	$5	$—	$—	$33	$38
Options written, at value	—	6	—	—	6
Forward foreign currency contracts	—	—	537	—	537
Unrealized depreciation on OTC swap agreements	1,744	202	—	8	1,954
OTC swap premiums received	1,733	—	—	—	1,733
	$3,482	$208	$537	$41	$4,268
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments(2)	$(184)	$(112)	$(48)	$(77)	$(421)
Swap agreements	(1,648)	729	—	(530)	(1,449)
Foreign currency related items	—	—	13,570	—	13,570
Futures contracts	—	(354)	—	(6,626)	(6,980)
Written option contracts	47	(108)	—	—	(61)
	$(1,785)	$155	$13,522	$(7,233)	$4,659
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$62	$(28)	$—	$(16)	$18
OTC swap agreements	(806)	545	—	(8)	(269)
Foreign currency related items	—	—	7,499	—	7,499
Futures contracts and centrally cleared swap agreements	173	(15)	—	(1,917)	(1,759)
Written option contracts	(7)	(20)	—	—	(27)
	$(578)	$482	$7,499	$(1,941)	$5,462

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/BlackRock Global Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP†	$118	$(118)	$—	$—	$—	$—
BCL	162	(17)	—	145	—	—
BNP	158	(158)	—	—	—	—
BOA	260	(201)	—	59	—	—
CGM	447	(9)	—	438	—	—
CIT	302	(302)	—	—	—	—
CSI	36	(36)	—	—	—	—
DUB	3,729	(49)	—	3,680	—	—
GSC	47	(47)	—	—	—	—
GSI	107	(24)	—	83	—	—
JPM	806	(272)	—	534	—	—
MSC	19	(19)	—	—	—	—
UBS	84	(29)	—	55	—	—
Derivatives eligible for offset	$6,275	$(1,281)	$—	$4,994
Derivatives not eligible for offset	2,487	$—	$—
	$8,762

Derivative Liabilities by Counterparty*
BBP†	$150	$(118)	$—	$32	$—	$—
BCL	17	(17)	—	—	—	—
BNP	210	(158)	—	52	—	—
BOA	201	(201)	—	—	—	—
CGM	9	(9)	—	—	—	—
CIT	1,131	(302)	(600)	229	600	—
CSI	103	(36)	—	67	—	—
DUB	49	(49)	—	—	—	—
GSC	235	(47)	—	188	—	—
GSI	24	(24)	—	—	—	—
JPM	272	(272)	—	—	—	—
MSC	61	(19)	—	42	—	—
UBS	29	(29)	—	—	168	—
Derivatives eligible for offset	$2,491	$(1,281)	$(600)	$610
Derivatives not eligible for offset	1,777				$2,363	$—
	$4,268

Curian/BlackRock Global Long Short Credit Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$250	$95,239	$181,257	$17,076	$157,219	$26,229

†                 Some ISDA Master Agreements may contain a set-off provision allowing the Fund to offset a net amount payable by the Fund upon a default of its counterparty with amounts due to the Fund under another contract with the same counterparty.  Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.  For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty.  The insolvency regimes of many jurisdictions do, however, generally permit set off of simultaneous payables and receivables under certain types of financial contracts between the same legal entities upon a default of one of the entities, regardless of the existence of a contractual set off right in those contracts.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into options contracts to obtain exposure to or hedge changes in foreign currencies, as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investment strategy.  The Fund entered into futures contracts to manage exposure to or hedge changes in security prices, interest rates and foreign currency rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management.  The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management.  The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into cross-currency swap agreements to gain directional exposure to currencies, as a means of risk management and as part of its overall investment strategy.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure, as a substitute for investment in physical securities and to speculate on changes in credit quality.  The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in interest rates and as a part of its overall investment strategy.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments — unaffiliated, at value(2)	$—	$322	$9,442	$—	$9,764
Variation margin on financial derivative instruments	—	46	—	178	224
Forward foreign currency contracts	—	—	22,150	—	22,150
Unrealized appreciation on OTC swap agreements	3,326	—	4,099	1,372	8,797
OTC swap premiums paid	8,596	—	—	—	8,596
	$11,922	$368	$35,691	$1,550	$49,531
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$111	$111
Options written, at value	—	—	6,243	—	6,243
Forward foreign currency contracts	—	—	11,613	—	11,613
Unrealized depreciation on OTC swap agreements	2,881	29	50	2,621	5,581
OTC swap premiums received	2,620	—	—	—	2,620
	$5,501	$29	$17,906	$2,732	$26,168
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments(2)	$—	$653	$(277)	$—	$376
Swap agreements	(2,088)	117	1,324	(624)	(1,271)
Foreign currency related items	—	—	12,664	—	12,664
Futures contracts	—	2,183	—	(7,649)	(5,466)
Written option contracts	—	(22)	639	—	617
	$(2,088)	$2,931	$14,350	$(8,273)	$6,920
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$192	$6,459	$—	$6,651
OTC swap agreements	1,626	(279)	(77)	(284)	986
Foreign currency related items	—	—	12,955	—	12,955
Futures contracts and centrally cleared swap agreements	—	(298)	—	(2,271)	(2,569)
Written option contracts	—	—	(3,356)	—	(3,356)
	$1,626	$(385)	$15,981	$(2,555)	$14,667

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of
	Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BNP	$5,461	$(2,804)	$(2,657)	$—	$—	$3,413
BOA	2,998	(2,315)	(683)	—	—	3,391
CGM	3,343	(2,721)	—	622	—	—
CIT	4,660	(3,088)	(1,572)	—	1,968	—
DUB	6,187	(4,064)	(2,123)	—	2,150	—
GSC	2,878	(443)	—	2,435	—	—
GSI	3,249	(3,249)	—	—	—	4,330
JPM	8,318	(673)	(7,645)	—	8,280	—
MSC	1,144	(237)	(412)	495	—	412
SCB	2,473	(2,312)	(161)	—	430	—
Derivatives eligible for offset	$40,711	$(21,906)	$(15,253)	$3,552
Derivatives not eligible for offset	8,820	$—	$—
	$49,531

Derivative Liabilities by Counterparty*
BNP	$2,804	$(2,804)	$—	$—	$—	$—
BOA	2,315	(2,315)	—	—	—	—
CGM	2,721	(2,721)	—	—	—	—
CIT	3,088	(3,088)	—	—	—	—
DUB	4,064	(4,064)	—	—	—	—
GSC	443	(443)	—	—	—	—
GSI	4,780	(3,249)	—	1,531	—	—
JPM	673	(673)	—	—	—	—
MSC	237	(237)	—	—	—	—
SCB	2,312	(2,312)	—	—	—	—
Derivatives eligible for offset	$23,437	$(21,906)	$—	$1,.531
Derivatives not eligible for offset	2,731				$2,071	$2,825
	$26,168

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements	Notional Amount of Non- Deliverable Bond Forwards
Average monthly volume	$3,539	$244,197	$711,307	$614,777	$68,808	$191,371	$9,386	$57,938

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest and foreign currency rates.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure and as a substitute for investment in physical securities.

Curian Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$—	$—	$30	$—	$30
Unrealized appreciation on OTC swap agreements	107	—	—	—	107
OTC swap premiums paid	1,321	—	—	—	1,321
	$1,428	$—	$30	$—	$1,458
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$343	$343
Unrealized depreciation on OTC swap agreements	228	—	—	—	228
OTC swap premiums received	1,066	—	—	—	1,066
	$1,294	$—	$—	$343	$1,637
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$(1,195)	$—	$—	$—	$(1,195)
Futures contracts	—	—	791	(9,273)	(8,482)
	$(1,195)	$—	$791	$(9,273)	$(9,677)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(42)	$—	$—	$—	$(42)
Futures contracts and centrally cleared swap agreements	(534)	—	188	(5,814)	(6,160)
	$(576)	$—	$188	$(5,814)	$(6,202)

Curian Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
CGM	$44	$(44)	$—	$—	$—	$—
GSC	4	—	—	4	—	—
JPM	59	(59)	—	—	—	—
Derivatives eligible for offset	$107	$(103)	$—	$4
Derivatives not eligible for offset	1,351	$—	$—
	$1,458

Derivative Liabilities by Counterparty*
CGM	$141	$(44)	$—	$97	$—	$—
JPM	87	(59)	—	28	—	—
Derivatives eligible for offset	$228	$(103)	$—	$125
Derivatives not eligible for offset	1,409				$2,472	$—
	$1,637

Curian Long Short Credit Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$—	$220,550	$—	$—	$59,520	$—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/PIMCO Credit Income Fund Derivative Strategies - The Fund entered into options contracts to obtain exposure to or hedge changes in interest rates, inflation and foreign currencies and as a substitute for investment in physical securities.  The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

Curian/PIMCO Credit Income Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments — unaffiliated, at value(2)	$—	$48	$—	$1	$49
Variation margin on financial derivative instruments	1	—	—	19	20
Forward foreign currency contracts	—	—	295	—	295
Unrealized appreciation on OTC swap agreements	167	—	—	—	167
OTC swap premiums paid	97	—	—	15	112
	$265	$48	$295	$35	$643
Liabilities:
Variation margin on financial derivative instruments	$1	$—	$—	$6	$7
Options written, at value	9	57	40	60	166
Forward foreign currency contracts	—	—	223	—	223
Unrealized depreciation on OTC swap agreements	138	—	—	192	330
OTC swap premiums received	323	—	—	8	331
	$471	$57	$263	$266	$1,057
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$420	$—	$—	$(200)	$220
Foreign currency related items	—	—	927	—	927
Futures contracts	—	—	—	9	9
Written option contracts	29	16	10	116	171
	$449	$16	$937	$(75)	$1,327
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$(2)	$—	$(120)	$(122)
OTC swap agreements	(107)	—	—	62	(45)
Foreign currency related items	—	—	98	—	98
Futures contracts and centrally cleared swap agreements	47	—	—	(71)	(24)
Written option contracts	10	7	(9)	126	134
	$(50)	$5	$89	$(3)	$41

Curian/PIMCO Credit Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$26	$(2)	$—	$24	$—	$—
BNP	38	(38)	—	—	—	—
BOA	21	(21)	—	—	—	—
CIT	89	(69)	—	20	—	—
CSI	94	(61)	—	33	—	—
DUB	22	(22)	—	—	—	—
GSI	30	—	—	30	—	—
JPM	181	(53)	—	128	—	—
MSC	5	(5)	—	—	7	—
MSS	5	(5)	—	—	—	—
Derivatives eligible for offset	$511	$(276)	$—	$235
Derivatives not eligible for offset	132				$—	$—
	$643

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/PIMCO Credit Income Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty*
BBP	$2	$(2)	$—	$—	$—	$—
BCL	15	—	—	15	—	—
BNP	141	(38)	—	103	—	—
BOA	129	(21)	—	108	—	—
CGM	1	—	—	1	—	—
CIT	69	(69)	—	—	—	—
CSI	61	(61)	—	—	—	—
DUB	23	(22)	—	1	—	—
GSB	45	—	—	45	—	—
GSC	14	—	—	14	—	—
JPM	53	(53)	—	—	—	—
MSB	5	—	—	5	—	—
MSC	94	(5)	—	89	—	—
MSS	34	(5)	—	29	—	—
UBS	33	—	—	33	—	—
Derivatives eligible for offset	$719	$(276)	$—	$443
Derivatives not eligible for offset	338				$387	$411
	$1,057

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
BNP	$3,464	$(3,443)	$—	$21	$—	$—
JPM	910	(901)	—	9	—	—
	$4,374	$(4,344)	$—	$30

Master Forward Agreement Transaction Liabilities by Counterparty*
BNP	$3,443	$(3,443)	$—	$—	$—	$—
JPM	901	(901)	—	—	—	—
	$4,344	$(4,344)	$—	$—

Curian/PIMCO Credit Income Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$277	$10,800	$14,275	$15,426	$23,503	$—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into options contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy.  The Fund entered into futures contracts to gain exposure to certain markets and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.

Curian/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Forward foreign currency contracts	$—	$—	$1	$—	$1
	$—	$—	$1	$—	$1
Liabilities:
Options written, at value	$—	$516	$—	$—	$516
	$—	$516	$—	$—	$516
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Futures contracts	$—	$(90)	$—	$—	$(90)
Written option contracts	—	28	—	—	28
	$—	$(62)	$—	$—	$(62)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$—	$—	$1	$—	$1
Futures contracts and centrally cleared swap agreements	—	49	—	—	49
Written option contracts	—	(253)	—	—	(253)
	$—	$(204)	$1	$—	$(203)

Curian/T. Rowe Price Capital Appreciation Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BOA	$1	$—	$—	$1	$—	$—
Derivatives eligible for offset	$1	$—	$—	$1
Derivatives not eligible for offset	—	$—	$—
	$1

Derivative Liabilities by Counterparty*
CGM	$377	$—	$—	$377	$—	$—
JPM	29	—	—	29	—	—
MSC	94	—	—	94	—	—
Derivatives eligible for offset	$500	$—	$—	$500
Derivatives not eligible for offset	16				$166	$—
	$516

Curian/T. Rowe Price Capital Appreciation Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$116	$1,586	$199	$—	$—	$—	$—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/UBS Global Long Short Fixed Income Opportunities Fund Derivative Strategies - The Fund entered into options contracts to obtain exposure to or hedge changes in securities prices, interest rates, foreign currencies, credit default swap indices and interest rate swap valuations, to generate income, as a directional investment, as a substitute for investment in physical securities, as a means of risk management, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a part of its overall investment strategy.  The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to gain exposure to certain markets, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management.  The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies, to reduce currency deviations from its benchmark and as a means of risk management.  The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into cross-currency swap agreements as part of its overall investment strategy.  The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage duration at the cross sector level, to obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality, to hedge a portfolio of credit default swap agreements or bonds, to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.  The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy.

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments — unaffiliated, at value(2)	$—	$—	$698	$3,641	$4,339
Variation margin on financial derivative instruments	13	—	—	239	252
Forward foreign currency contracts	—	—	1,114	—	1,114
Unrealized appreciation on OTC swap agreements	1,875	—	1,087	401	3,363
OTC swap premiums paid	475	—	—	—	475
	$2,363	$—	$2,899	$4,281	$9,543
Liabilities:
Variation margin on financial derivative instruments	$15	$—	$—	$147	$162
Options written, at value	269	—	—	3,658	3,927
Forward foreign currency contracts	—	—	197	—	197
Unrealized depreciation on OTC swap agreements	628	—	1,128	1,095	2,851
OTC swap premiums received	3,218	—	—	—	3,218
	$4,130	$—	$1,325	$4,900	$10,355
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments(2)	$(413)	$—	$511	$(9,051)	$(8,953)
Swap agreements	(4,173)	—	81	714	(3,378)
Foreign currency related items	—	—	5,453	—	5,453
Futures contracts	—	—	—	5,021	5,021
Written option contracts	456	—	—	1,888	2,344
	$(4,130)	$—	$6,045	$(1,428)	$487
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$—	$396	$(4,005)	$(3,609)
OTC swap agreements	2,253	—	(61)	(4,230)	(2,038)
Foreign currency related items	—	—	3,751	—	3,751
Futures contracts and centrally cleared swap agreements	759	—	—	(5,494)	(4,735)
Written option contracts	249	—	—	1,436	1,685
	$3,261	$—	$4,086	$(12,293)	$(4,946)

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$968	$(968)	$—	$—	$—	$—
BCL	2	(2)	—	—	—	—
BOA	1,895	(1,895)	—	—	—	—
CIT	255	(255)	—	—	—	—
DUB	597	(15)	—	582	—	—
JPM	2,231	(1,279)	(871)	81	871	—
MSC	1,369	(261)	—	1,108	—	—
MSS	461	—	—	461	—	—
Derivatives eligible for offset	$7,778	$(4,675)	$(871)	$2,232
Derivatives not eligible for offset	1,765				$—	$—
	$9,543

Derivative Liabilities by Counterparty*
BBP	$1,565	$(968)	$—	$597	$—	$—
BCL	43	(2)	(41)	—	—	589
BOA	2,952	(1,895)	(1,057)	—	—	2,400
CIT	593	(255)	(338)	—	—	625
DUB	15	(15)	—	—	—	—
JPM	1,279	(1,279)	—	—	—	—
MSC	261	(261)	—	—	—	664
Derivatives eligible for offset	$6,708	$(4,675)	$(1,436)	$597
Derivatives not eligible for offset	3,647				$6,159	$—
	$10,355

Curian/UBS Global Long Short Fixed Income Opportunities Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Total Return Swap Agreements
Average monthly volume	$15,682	$133,228	$105,952	$519,756	$195,940	$155,018	$19

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

Curian/Neuberger Berman Currency Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
RBC	$4,865	$(3,811)	$—	$1,054	$—	$—
SGB	11,568	(11,538)	—	30	—	—
SSB	14,546	(14,546)	—	—	—	—
Derivatives eligible for offset	$30,979	$(29,895)	$—	$1,084

Derivative Liabilities by Counterparty*
RBC	$3,811	$(3,811)	$—	$—	$—	$—
SGB	11,538	(11,538)	—	—	—	—
SSB	15,586	(14,546)	—	1,040	—	—
Derivatives eligible for offset	$30,935	$(29,895)	$—	$1,040

(1) The derivative instruments outstanding as of December 31, 2014, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

(2) Purchased options market value is reflected in Investments - unaffiliated, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on unaffiliated investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

(3) Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

(4) Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

(5) Cash and security collateral not offset in the Statements of Assets and Liabilities.  For derivative assets and liabilities, amounts do not reflect over-collateralization.

(6) For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default.  For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

(7) Cash and security collateral pledged or segregated for derivative investments.  For assets, amount reflects collateral received from or segregated by the counterparty.  For liabilities, amount reflects collateral pledged or segregated by the Fund.  Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

(8) Investment liabilities and assets include delayed delivery securities and secured borrowings.  Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investment and the net amount reflects net unrealized gain or loss.  The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

* Counterparties are defined on page 196 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative instrument during the year is as follows:  Curian/Baring International Fixed Income Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to minimize foreign currency exposure on investment securities denominated in foreign currencies, to reduce currency deviations from its benchmark and as a means of risk management.  Curian/DFA U.S. Micro Cap Fund entered into futures contracts to manage cash flows.  Curian/FAMCO Flex Core Covered Call Fund entered into options contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy.  Curian/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy.  Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund entered into futures contracts to gain exposure to certain markets and as a substitute for investment in physical securities.

The derivative instruments outstanding as of December 31, 2014, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts	Cost of Options Purchased and Written	Cost of Forward Foreign Currency Contracts
Curian/Baring International Fixed Income Fund	$—	$—	$11,743
Curian/FAMCO Covered Call Fund	—	3,806	—
Curian/Neuberger Berman Currency Fund	—	—	930,806
Curian/Neuberger Risk Balanced Commodity Strategy Fund	185,999	—	—

Pledged or Segregated Collateral - The following table summarizes cash and securities collateral (in thousands) for Funds for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

	Prime Broker	Counterparties	Futures Contracts Pledged or Segregated Cash	Securities Sold Short Securities Collateral Pledged	Repurchase Agreement Securities Collateral Pledged
Curian/BlackRock Global Long Short Credit Fund	N/A	BBP, MSC	$—	$—	$286
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	N/A	GSC	12,260	—	—
Curian/Nicholas Convertible Arbitrage Fund	UBS	N/A	—	88,296	—
Curian/PineBridge Merger Arbitrage Fund	CSI	N/A	—	13,000	—

NOTE 7.  INVESTMENT RISKS AND REGULATORY MATTERS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia.  The U.S. Government and other governments have placed sanctions on Russia.  When sanctions are placed on a country, the Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country.  Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities.  Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk - A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.  Certain Funds invest in exchange trade notes which are unsecured debt securities.  Similar to other debt securities, they are backed by the credit of the issuer, and there is credit risk associated with these investments.  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Emerging Market Securities Risk - Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets.  Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries.  These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Participatory Note Risk - The Curian/Ashmore Emerging Market Small Cap Equity Fund and Curian/Franklin Templeton Frontier Markets Fund invest in P-Notes.  P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract.  An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by a Fund.

Real Estate Investment Risk - The Curian/CenterSquare International Real Estate Securities Fund concentrates its assets in the real estate industry and an investment in the Fund will be closely linked to the performance of the real estate markets.  Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.  Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.  The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT.  Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses.  Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Master Limited Partnership Risk - Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLPs have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk - When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.  Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.  The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

NOTE 8.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administration Fee - The Trust has an investment advisory and management agreement and administration agreement with Curian.  Pursuant to the advisory agreement, each Fund pays Curian an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by Curian to the Sub-Advisers as compensation for their services.  The following is a schedule of the fees each Fund is currently obligated to pay Curian:

	Assets	Advisory Fee
Curian Tactical Advantage Funds	$0 to $1 billion Over $1 billion	0.75 0.70%
Curian Dynamic Risk Advantage Funds	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/Aberdeen Latin America Fund	$0 to $1 billion Over $1 billion	1.35 1.30
Curian/AQR Risk Parity Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/Ashmore Emerging Market Small Cap Equity Fund	$0 to $1 billion Over $1 billion	1.10 1.05
Curian/Baring International Fixed Income Fund	$0 to $1 billion Over $1 billion	0.60 0.55

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Assets	Advisory Fee
Curian/BlackRock Global Long Short Credit Fund	$0 to $1 billion Over $1 billion	0.95 0.90%
Curian/CenterSquare International Real Estate Securities Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/DFA U.S. Micro Cap Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/DoubleLine Total Return Fund	$0 to $1 billion Over $1 billion	0.50 0.45
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Epoch Global Shareholder Yield Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/FAMCO Flex Core Covered Call Fund	$0 to $1 billion Over $1 billion	0.60 0.55
Curian Focused International Equity Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian Focused U.S. Equity Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/Franklin Templeton Frontier Markets Fund	$0 to $1 billion Over $1 billion	1.40 1.35
Curian/Franklin Templeton Natural Resources Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian/Lazard International Strategic Equity Fund	$0 to $1 billion Over $1 billion	0.80 0.75
Curian Long Short Credit Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Neuberger Berman Currency Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	$0 to $1 billion Over $1 billion	0.60 0.55
Curian/Nicholas Convertible Arbitrage Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/PIMCO Credit Income Fund	$0 to $1 billion Over $1 billion	0.40 0.35
Curian/PineBridge Merger Arbitrage Fund	$0 to $1 billion Over $1 billion	0.85 0.80
Curian/Schroder Emerging Europe Fund	$0 to $1 billion Over $1 billion	1.10 1.05
Curian/T. Rowe Price Capital Appreciation Fund	$0 to $1 billion Over $1 billion	0.70 0.65
Curian/The Boston Company Equity Income Fund	$0 to $1 billion Over $1 billion	0.55 0.50
Curian/UBS Global Long Short Fixed Income Opportunities Fund	$0 to $1 billion Over $1 billion	0.95 0.90
Curian/Van Eck International Gold Fund	$0 to $1 billion Over $1 billion	0.80 0.75

Pursuant to the administration agreement, Curian receives an annual fee, accrued daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of each Fund.  In return for the fees paid under the administration agreement, Curian provides or procures all necessary administrative functions and services for the operation of the Funds.  Subject to the oversight of the Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, errors and omissions insurance and all other services necessary for the operation of each Fund.  Each Fund is responsible for registration fees, trading expenses, including brokerage commissions, interest and taxes, other non-operating expenses, independent trustee liability insurance, the fees and expenses of the independent Trustees and independent legal counsel to the independent Trustees, the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

Fee Waivers - Pursuant to contractual fee waiver agreements, Curian agreed to waive a portion of its advisory fees for each of the following Funds:

Fund	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
Curian Tactical Advantage Funds	0.30%
Curian Dynamic Risk Advantage — Diversified Fund	0.07

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Fund	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
Curian Dynamic Risk Advantage — Growth Fund	0.07%
Curian Dynamic Risk Advantage — Income Fund	0.35
Curian/AQR Risk Parity Fund	0.20
Curian/DoubleLine Total Return Fund	0.12
Curian Focused International Equity Fund	0.02
Curian Focused U.S. Equity Fund	0.11
Curian/T. Rowe Price Capital Appreciation Fund	0.13

None of the waived fees can be recaptured by Curian.  The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Other Service Providers - Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JFS for such services through the fees earned pursuant to the administration agreement.  The Trust has entered into a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.  JPM Chase acts as custodian for the Funds.

Distribution Agreement - The Trust has a Distribution Agreement, under the provisions of Rule 12b-1 under the 1940 Act, with Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s shares.  Under the Rule 12b-1 fee plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.25% of the average daily net assets of the Fund, and pays the fee monthly to JNLD.  Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees in the Statements of Operations.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2014, certain Funds invested in the JNL Money Market Fund, which is managed by JNAM.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  JNAM serves as the Adviser and Administrator for JNL Money Market Fund.  Curian/BlackRock Global Long Short Credit Fund invested in the iShares Transportation Average ETF, which is an affiliate of the Fund’s Sub-Adviser.  Curian/T. Rowe Price Capital Appreciation Fund invested in T. Rowe Price Reserves Investment Fund as a cash management tool and T. Rowe Price Institutional Floating Rate Fund, which are affiliates of the Fund’s Sub-Adviser.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

The following table details cash management investments in affiliates held at December 31, 2014.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2014.

	JNL Money Market Fund
	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
Curian Tactical Advantage 35 Fund	$374	$624	$—
Curian Tactical Advantage 60 Fund	537	—	—
Curian Tactical Advantage 75 Fund	714	300	—
Curian Dynamic Risk Advantage - Diversified Fund	38,251	35,292	3
Curian Dynamic Risk Advantage - Growth Fund	5,902	5,421	1
Curian Dynamic Risk Advantage - Income Fund	2,311	4,265	—
Curian/Aberdeen Latin America Fund	290	241	—
Curian/AQR Risk Parity Fund	56,500	16,500	3
Curian/Ashmore Emerging Market Small Cap Equity Fund	299	178	—
Curian/Baring International Fixed Income Fund	248	438	—
Curian/BlackRock Global Long Short Credit Fund	81,199	26,633	2
Curian/CenterSquare International Real Estate Securities Fund	335	15	—
Curian/DFA U.S. Micro Cap Fund	732	32	—
Curian/DoubleLine Total Return Fund	19,365	86,863	11
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	40,478	51,674	5
Curian/Epoch Global Shareholder Yield Fund	1,067	1,522	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	JNL Money Market Fund
	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
Curian/FAMCO Flex Core Covered Call Fund	$3,016	$4,882	$1
Curian Focused International Equity Fund	367	9,724	1
Curian Focused U.S. Equity Fund	273	3,116	1
Curian/Franklin Templeton Frontier Markets Fund	2,357	2,470	—
Curian/Franklin Templeton Natural Resources Fund	6,804	2,057	—
Curian/Lazard International Strategic Equity Fund	2,492	5,994	1
Curian Long Short Credit Fund	20,333	10,256	2
Curian/Neuberger Berman Currency Fund	10,223	9,965	1
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	628	1
Curian/Nicholas Convertible Arbitrage Fund	41,670	6,545	3
Curian/PIMCO Credit Income Fund	616	817	—
Curian/PineBridge Merger Arbitrage Fund	44,368	16,289	2
Curian/Schroder Emerging Europe Fund	367	374	—
Curian/T. Rowe Price Capital Appreciation Fund	—	2,056	—
Curian/The Boston Company Equity Income Fund	536	569	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	4,000	227	1
Curian/Van Eck International Gold Fund	5,330	2,862	—

	T. Rowe Price Reserves Investment Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
Curian/T. Rowe Price Capital Appreciation Fund	$3,903	$16,536	$5

The following table details each Fund’s long term investments in affiliates held during the year ended December 31, 2014.

Fund	Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (Loss)	Value End of Period
Curian/BlackRock Global Long Short Credit Fund	iShares Transportation Average ETF	$236	$—	$231	$—	$10	$—
Curian/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Institutional Floating Rate Fund	759	540	256	42	—	1,017

NOTE 9.  BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders.  The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Prior to June 6, 2014, the amount available under the facility was $300,000,000.  Also effective June 6, 2014, Curian/AQR Risk Parity Fund, Curian/DoubleLine Total Return Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund and Curian/T. Rowe Price Capital Appreciation Fund were added to the SCA.  Prior to this date these Funds did not participate in the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

NOTE 10.  FUND ACQUISITIONS

The following tables include information (in thousands) relating to an acquisition that was completed on April 28, 2014 by a taxable exchange of shares of Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund for shares of Curian/Nicholas Convertible Arbitrage Fund pursuant to a plan of reorganization approved by the Board at a meeting held on December 16 and 17, 2013.  The purpose of the acquisition was to combine Funds managed by the Adviser with comparable investment objectives and strategies.  For financial reporting purposes, shares were issued at NAV based on the fair value of the assets received by the acquiring Fund.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian/Nicholas Convertible Arbitrage Fund	$115,414	11,710	$260,145	24,123	10,710

Assuming the April 28, 2014 acquisition had been completed on January 1, 2014, the acquiring Fund’s pro forma results of operations (in thousands) for the year ended December 31, 2014, would have been:

Acquiring Fund	Net Investment Loss	Net Realized Gain	Net Change in Unrealized Appreciation/ (Depreciation)	Net Decrease in Net Assets from Operations
Curian/Nicholas Convertible Arbitrage Fund	$(15,430)	$8,668	$(4,515)	$(11,277)

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment loss and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statements of Operations since April 28, 2014 for the acquisition.

NOTE 11.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands).  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or REIT securities, net operating losses, accounting treatment of notional principal contracts and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian Tactical Advantage 35 Fund	$21	$(21)	$—
Curian Tactical Advantage 60 Fund	25	(25)	—
Curian Tactical Advantage 75 Fund	—	—	—
Curian Dynamic Risk Advantage - Diversified Fund	4,125	(4,125)	—
Curian Dynamic Risk Advantage - Growth Fund	689	(16)	(673)
Curian Dynamic Risk Advantage - Income Fund	2	(2)	—
Curian/Aberdeen Latin America Fund	20	(20)	—
Curian/AQR Risk Parity Fund	15,669	(15,669)	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	(103)	103	—
Curian/Baring International Fixed Income Fund	(408)	423	(15)
Curian/BlackRock Global Long Short Credit Fund	8,080	(8,080)	—
Curian/CenterSquare International Real Estate Securities Fund	70	(152)	82
Curian/DFA U.S. Micro Cap Fund	153	(153)	—
Curian/DoubleLine Total Return Fund	(4,149)	4,149	—
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	6,552	(6,552)	—
Curian/Epoch Global Shareholder Yield Fund	(8)	8	—
Curian/FAMCO Flex Core Covered Call Fund	—	—	—
Curian Focused International Equity Fund	(26)	26	—
Curian Focused U.S. Equity Fund	—	—	—
Curian/Franklin Templeton Frontier Markets Fund	(145)	145	—
Curian/Franklin Templeton Natural Resources Fund	443	(443)	—
Curian/Lazard International Strategic Equity Fund	(42)	42	—
Curian Long Short Credit Fund	(237)	237	—
Curian/Neuberger Berman Currency Fund	4,972	(4,972)	—
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	854	—	(854)
Curian/Nicholas Convertible Arbitrage Fund	11,780	(11,811)	31
Curian/PIMCO Credit Income Fund	793	(793)	—
Curian/PineBridge Merger Arbitrage Fund	2,792	(1,646)	(1,146)
Curian/Schroder Emerging Europe Fund	29	(23)	(6)
Curian/T. Rowe Price Capital Appreciation Fund	27	(27)	—
Curian/The Boston Company Equity Income Fund	(9)	9	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	(2,790)	2,790	—
Curian/Van Eck International Gold Fund	1,544	(1,543)	(1)

At December 31, 2014, the following Funds elected to defer capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October 31, 2014 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2015:

Amount
Curian/Aberdeen Latin America Fund	$428
Curian/Ashmore Emerging Market Small Cap Equity Fund	1,284
Curian/Baring International Fixed Income Fund	231
Curian/CenterSquare International Real Estate Securities Fund	26
Curian/Schroder Emerging Europe Fund	774

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

At December 31, 2014, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
Curian Dynamic Risk Advantage - Growth Fund	$1,234	$905	$2,139
Curian/Aberdeen Latin America Fund	104	197	301
Curian/CenterSquare International Real Estate Securities Fund	253	—	253
Curian/DoubleLine Total Return Fund	2,036	—	2,036
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	—	716	716
Curian Focused International Equity Fund	1,198	—	1,198
Curian/Lazard International Strategic Equity Fund	675	—	675
Curian Long Short Credit Fund	2,716	8,403	11,119
Curian/Nicholas Convertible Arbitrage Fund	7,609	—	7,609
Curian/PIMCO Credit Income Fund	11	296	307
Curian/Schroder Emerging Europe Fund	434	496	930
Curian/Van Eck International Gold Fund	12,294	30,226	42,520

As of December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian Tactical Advantage 35 Fund	$59,098	$1,455	$(557)	$898
Curian Tactical Advantage 60 Fund	133,204	5,650	(1,598)	4,052
Curian Tactical Advantage 75 Fund	121,949	5,723	(1,744)	3,979
Curian Dynamic Risk Advantage - Diversified Fund	353,891	375	(1,039)	(664)
Curian Dynamic Risk Advantage - Growth Fund	62,837	38	(735)	(697)
Curian Dynamic Risk Advantage - Income Fund	229,414	3,368	(2,022)	1,346
Curian/Aberdeen Latin America Fund	11,368	104	(2,975)	(2,871)
Curian/AQR Risk Parity Fund	177,024	169	(2,604)	(2,435)
Curian/Ashmore Emerging Market Small Cap Equity Fund	41,639	2,862	(5,588)	(2,726)
Curian/Baring International Fixed Income Fund	25,425	167	(1,404)	(1,237)
Curian/BlackRock Global Long Short Credit Fund
Long Investments	444,733	3,292	(15,299)	(12,007)
Short Investments	60,192	2,945	(2,757)	188
Curian/CenterSquare International Real Estate Securities Fund	20,974	658	(1,972)	(1,314)
Curian/DFA U.S. Micro Cap Fund	86,653	24,259	(6,572)	17,687
Curian/DoubleLine Total Return Fund	1,206,814	28,479	(3,396)	25,083
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	433,943	11,323	(24,621)	(13,298)
Curian/Epoch Global Shareholder Yield Fund	57,413	4,872	(2,462)	2,410
Curian/FAMCO Flex Core Covered Call Fund	222,376	36,817	(2,168)	34,649
Curian Focused International Equity Fund	239,279	11,546	(14,229)	(2,683)
Curian Focused U.S. Equity Fund	91,388	6,236	(5,325)	911
Curian/Franklin Templeton Frontier Markets Fund	76,668	7,477	(13,737)	(6,260)
Curian/Franklin Templeton Natural Resources Fund	80,144	652	(18,816)	(18,164)
Curian/Lazard International Strategic Equity Fund	124,444	8,009	(6,184)	1,825
Curian Long Short Credit Fund	358,686	6,586	(14,109)	(7,523)
Curian/Neuberger Berman Currency Fund	192,521	5	(24)	(19)
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	173,164	7	(155)	(148)
Curian/Nicholas Convertible Arbitrage Fund
Long Investments	448,676	19,242	(14,002)	5,240
Short Investments	199,721	29,749	(18,208)	11,541
Curian/PIMCO Credit Income Fund	90,912	2,272	(1,374)	898
Curian/PineBridge Merger Arbitrage Fund	89,783	1,727	(667)	1,060
Curian/Schroder Emerging Europe Fund	16,474	318	(3,667)	(3,349)
Curian/T. Rowe Price Capital Appreciation Fund	111,022	6,229	(1,119)	5,110
Curian/The Boston Company Equity Income Fund	58,805	7,070	(1,343)	5,727
Curian/UBS Global Long Short Fixed Income Opportunities Fund	177,235	3,731	(13,327)	(9,596)
Curian/Van Eck International Gold Fund	134,947	2,579	(36,298)	(33,719)

As of December 31, 2014, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian Tactical Advantage 35 Fund	$1,101	$206	$896	$—
Curian Tactical Advantage 60 Fund	3,216	880	4,050	—
Curian Tactical Advantage 75 Fund	3,189	856	3,975	—
Curian Dynamic Risk Advantage - Diversified Fund	12,246	3,008	2,242	—
Curian Dynamic Risk Advantage - Growth Fund	—	—	(759)	(2,139)
Curian Dynamic Risk Advantage - Income Fund	7,182	—	1,340	—

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
Curian/Aberdeen Latin America Fund	$1	$—	$(3,297)	$(301)
Curian/AQR Risk Parity Fund	27,829	5,720	(13,228)	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	117	29	(4,090)	—
Curian/Baring International Fixed Income Fund	—	11	(1,577)	—
Curian/BlackRock Global Long Short Credit Fund	26,231	257	(14,587)	—
Curian/CenterSquare International Real Estate Securities Fund	165	—	(1,343)	(253)
Curian/DFA U.S. Micro Cap Fund	609	29,701	17,737	—
Curian/DoubleLine Total Return Fund	23,912	—	25,077	(2,036)
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	28,903	—	(14,685)	(716)
Curian/Epoch Global Shareholder Yield Fund	2,063	446	2,406	—
Curian/FAMCO Flex Core Covered Call Fund	4,813	57	18,312	—
Curian Focused International Equity Fund	190	—	(2,688)	(1,198)
Curian Focused U.S. Equity Fund	740	61	911	—
Curian/Franklin Templeton Frontier Markets Fund	3,119	11,561	(6,277)	—
Curian/Franklin Templeton Natural Resources Fund	2,235	10,780	(18,180)	—
Curian/Lazard International Strategic Equity Fund	862	—	1,820	(675)
Curian Long Short Credit Fund	11,466	—	(7,649)	(11,119)
Curian/Neuberger Berman Currency Fund	4,086	—	(48)	—
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	—	(46,605)	—
Curian/Nicholas Convertible Arbitrage Fund	5,231	—	(8,781)	(7,609)
Curian/PIMCO Credit Income Fund	2,324	—	810	(307)
Curian/PineBridge Merger Arbitrage Fund	—	1,012	161	—
Curian/Schroder Emerging Europe Fund	—	—	(4,126)	(930)
Curian/T. Rowe Price Capital Appreciation Fund	1,090	98	4,810	—
Curian/The Boston Company Equity Income Fund	1,616	2,109	5,725	—
Curian/UBS Global Long Short Fixed Income Opportunities Fund	4,470	—	(13,437)	—
Curian/Van Eck International Gold Fund	997	—	(33,732)	(42,520)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs.  Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**	Return of Capital
Curian Tactical Advantage 35 Fund	$1,539	$79	$—
Curian Tactical Advantage 60 Fund	4,256	293	—
Curian Tactical Advantage 75 Fund	4,360	256	—
Curian Dynamic Risk Advantage - Diversified Fund	—	230	—
Curian Dynamic Risk Advantage - Growth Fund	—	297	—
Curian Dynamic Risk Advantage - Income Fund	4,958	30	—
Curian/Aberdeen Latin America Fund	119	—	—
Curian/AQR Risk Parity Fund	3,241	3,052	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	560	—	—
Curian/Baring International Fixed Income Fund	3	28	—
Curian/CenterSquare International Real Estate Securities Fund	614	—	—
Curian/DFA U.S. Micro Cap Fund	4,811	2,862	—
Curian/DoubleLine Total Return Fund	3,136	—	—
Curian/Epoch Global Shareholder Yield Fund	924	102	—
Curian/FAMCO Flex Core Covered Call Fund	60	—	—
Curian Focused International Equity Fund	35	—	—
Curian Focused U.S. Equity Fund	38	—	—
Curian/Franklin Templeton Frontier Markets Fund	6,616	2,447	—
Curian/Franklin Templeton Natural Resources Fund	8,963	5,152	—
Curian/Lazard International Strategic Equity Fund	53	—	—
Curian Long Short Credit Fund	8,311	3,191	—
Curian/Nicholas Convertible Arbitrage Fund	3,519	7,704	—
Curian/PIMCO Credit Income Fund	34	—	—
Curian/Schroder Emerging Europe Fund	434	—	6
Curian/T. Rowe Price Capital Appreciation Fund	3,294	102	—
Curian/The Boston Company Equity Income Fund	1,049	1,005	—
Curian/Van Eck International Gold Fund	230	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2014.

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
Curian Tactical Advantage 35 Fund	$31	$10	$—
Curian Tactical Advantage 60 Fund	48	8	—
Curian Tactical Advantage 75 Fund	97	2	—
Curian Dynamic Risk Advantage - Diversified Fund	28	313	—
Curian Dynamic Risk Advantage - Growth Fund	—	1,949	—
Curian Dynamic Risk Advantage - Income Fund	93	—	—
Curian/Aberdeen Latin America Fund	57	—	—
Curian/Ashmore Emerging Market Small Cap Equity Fund	3	—	—
Curian/Baring International Fixed Income Fund	105	—	—
Curian/DFA U.S. Micro Cap Fund	1,273	279	—
Curian/Epoch Global Shareholder Yield Fund	3,487	827	—
Curian/FAMCO Flex Core Covered Call Fund	971	—	—
Curian/Franklin Templeton Natural Resources Fund	430	—	—
Curian/Neuberger Berman Currency Fund	1,759	—	—
Curian/Nicholas Convertible Arbitrage Fund	1,177	—	—
Curian/PIMCO Credit Income Fund	952	—	—
Curian/PineBridge Merger Arbitrage Fund	804	—	—
Curian/Schroder Emerging Europe Fund	217	—	—
Curian/T. Rowe Price Capital Appreciation Fund	122	—	—
Curian/The Boston Company Equity Income Fund	2,505	696	—
Curian/Urdang International REIT Fund	202	—	22
Curian/Van Eck International Gold Fund	223	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current period.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2012, 2013 and 2014 returns which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2014.

NOTE 12.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Effective January 1, 2015, the Adviser agreed to contractually waive annual advisory fees of 0.25% of average daily net assets for the Curian Long Short Credit Fund.  In addition, effective on the same day, the Adviser agreed to voluntarily waive annual advisory fees of 0.15% of average daily net assets for the Curian/Aberdeen Latin American Fund and 0.10% of average daily net assets for the Curian/UBS Global Long Short Fixed Income Opportunities Fund.

At meetings held on January 8, 2015 and January 12, 2015, the Board approved the followings mergers effective after the close of business on April 24, 2015, subject to shareholder approval.

Acquired Fund	Acquiring Fund
Curian Dynamic Risk Advantage — Diversified Fund	JNL/MMRS Conservative
Curian Dynamic Risk Advantage — Growth Fund	JNL/MMRS Moderate
Curian Dynamic Risk Advantage — Income Fund	JNL/MMRS Conservative
Curian/Aberdeen Latin America Fund	JNL/Lazard Emerging Markets Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	JNL/Lazard Emerging Markets Fund
Curian/Baring International Fixed Income Fund	JNL/Franklin Templeton Global Multisector Bond Fund
Curian/CenterSquare International Real Estate Securities Fund	JNL/Invesco Global Real Estate Fund
Curian/PineBridge Merger Arbitrage Fund	Curian/Nicholas Convertible Arbitrage Fund
Curian/Schroder Emerging Europe Fund	JNL/Lazard Emerging Markets Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/BlackRock Global Long Short Credit Fund

Curian Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2014

At its meeting held January 8, 2015, the Board also voted to approve the replacement of Curian with JNAM as the Funds’ investment adviser and administrator effective April 27, 2015, subject to shareholder approval.  Subject to shareholder approval of the change in investment adviser, the administration fee paid by the Funds will be reduced to 0.15% of average daily net assets of each Fund effective April 27, 2015.  Additionally, subject to shareholder approval of the change in investment adviser, the 12b-1 fees paid by the Funds will be reduced to 0.20% of average daily net assets of each Fund effective April 27, 2015.  Moreover, subject to shareholder approval of the change in investment adviser, the contractual agreement to waive advisory fees for Curian/AQR Risk Parity Fund, Curian/DoubleLine Total Return Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund and Curian/T. Rowe Price Capital Appreciation Fund will be terminated and a new contractual waiver agreement with JNAM will reflect a reduction in the amounts previously waived by the Adviser to 0.10%, 0.02%, 0.00%, 0.01% and 0.03%, respectively, of average daily net assets effective April 27, 2015.  Finally, subject to shareholder approval of the change in investment adviser, the following Fund name changes will be effective April 27, 2015:

Existing Fund Name	Effective April 27, 2015 Fund Name:
Curian Tactical Advantage 35 Fund	JNL Tactical Advantage 35 Fund
Curian Tactical Advantage 60 Fund	JNL Tactical Advantage 60 Fund
Curian Tactical Advantage 75 Fund	JNL Tactical Advantage 75 Fund
Curian/AQR Risk Parity Fund	JNL/AQR Risk Parity Fund
Curian/BlackRock Global Long Short Credit Fund	JNL/BlackRock Global Long Short Credit Fund
Curian/DFA U.S. Micro Cap Fund	JNL/DFA U.S. Micro Cap Fund
Curian/DoubleLine Total Return Fund	JNL/DoubleLine Total Return Fund
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Curian/Epoch Global Shareholder Yield Fund	JNL/Epoch Global Shareholder Yield Fund
Curian/FAMCO Flex Core Covered Call Fund	JNL/FAMCO Flex Core Covered Call Fund
Curian Focused International Equity Fund	JNL/Focused International Equity Fund
Curian Focused U.S. Equity Fund	JNL/Focused U.S. Equity Fund
Curian/Franklin Templeton Frontier Markets Fund	JNL/Franklin Templeton Frontier Markets Fund
Curian/Franklin Templeton Natural Resources Fund	JNL/Franklin Templeton Natural Resources Fund
Curian/Lazard International Strategic Equity Fund	JNL/Lazard International Strategic Equity Fund
Curian Long Short Credit Fund	JNL/Long Short Credit Fund
Curian/Neuberger Berman Currency Fund	JNL/Neuberger Berman Currency Fund
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Curian/Nicholas Convertible Arbitrage Fund	JNL/Nicholas Convertible Arbitrage Fund
Curian/PIMCO Credit Income Fund	JNL/PIMCO Credit Income Fund
Curian/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Capital Appreciation Fund
Curian/The Boston Company Equity Income Fund	JNL/The Boston Company Equity Income Fund
Curian/Van Eck International Gold Fund	JNL/Van Eck International Gold Fund

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within Curian Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Curian Variable Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2014, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

Curian Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2014

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account.  Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period
Curian Tactical Advantage 35 Fund
	$1,000.00	$1,007.30	0.91%	$4.60	$1,000.00	$1,020.60	0.91%	$4.63
Curian Tactical Advantage 60 Fund
	1,000.00	1,009.50	0.91	4.61	1,000.00	1,020.60	0.91	4.63
Curian Tactical Advantage 75 Fund
	1,000.00	1,009.00	0.91	4.61	1,000.00	1,020.60	0.91	4.63
Curian Dynamic Risk Advantage - Diversified Fund
	1,000.00	1,002.50	1.24	6.26	1,000.00	1,018.94	1.24	6.31
Curian Dynamic Risk Advantage - Growth Fund
	1,000.00	950.80	1.24	6.10	1,000.00	1,018.94	1.24	6.31
Curian Dynamic Risk Advantage - Income Fund
	1,000.00	1,017.80	0.96	4.88	1,000.00	1,020.35	0.96	4.89
Curian/Aberdeen Latin America Fund
	1,000.00	803.60	1.82	8.27	1,000.00	1,016.04	1.82	9.25
Curian/AQR Risk Parity Fund
	1,000.00	964.50	1.12	5.55	1,000.00	1,019.57	1.12	5.70
Curian/Ashmore Emerging Market Small Cap Equity Fund
	1,000.00	873.50	1.58	7.46	1,000.00	1,017.27	1.58	8.03
Curian/Baring International Fixed Income Fund
	1,000.00	919.30	1.06	5.13	1,000.00	1,019.84	1.06	5.40
Curian/BlackRock Global Long Short Credit Fund
	1,000.00	984.60	2.27	11.36	1,000.00	1,013.75	2.27	11.52
Curian/CenterSquare International Real Estate Securities Fund
	1,000.00	954.90	1.26	6.21	1,000.00	1,018.83	1.26	6.41
Curian/DFA U.S. Micro Cap Fund
	1,000.00	1,006.50	1.26	6.37	1,000.00	1,018.83	1.26	6.41
Curian/DoubleLine Total Return Fund
	1,000.00	1,022.00	0.84	4.28	1,000.00	1,020.96	0.84	4.28
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
	1,000.00	1,035.30	1.51	7.75	1,000.00	1,017.61	1.51	7.68
Curian/Epoch Global Shareholder Yield Fund
	1,000.00	974.70	1.16	5.77	1,000.00	1,019.35	1.16	5.90
Curian/FAMCO Flex Core Covered Call Fund
	1,000.00	1,041.60	1.07	5.51	1,000.00	1,019.83	1.07	5.45
Curian Focused International Equity Fund
	1,000.00	953.50	1.25	6.15	1,000.00	1,018.89	1.25	6.36
Curian Focused U.S. Equity Fund
	1,000.00	984.90	1.06	5.30	1,000.00	1,019.84	1.06	5.40
Curian/Franklin Templeton Frontier Markets Fund
	1,000.00	815.90	1.87	8.56	1,000.00	1,015.80	1.87	9.50
Curian/Franklin Templeton Natural Resources Fund
	1,000.00	686.00	1.26	5.35	1,000.00	1,018.83	1.26	6.41
Curian/Lazard International Strategic Equity Fund
	1,000.00	942.70	1.27	6.22	1,000.00	1,018.82	1.27	6.46
Curian Long Short Credit Fund
	1,000.00	960.20	1.41	6.97	1,000.00	1,018.08	1.41	7.17
Curian/Neuberger Berman Currency Fund
	1,000.00	1,022.20	1.16	5.91	1,000.00	1,019.34	1.16	5.90

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Net Expense Ratios	Expenses Paid During Period
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
	$1,000.00	$765.60	1.07%	$4.76	$1,000.00	$1,019.81	1.07%	$5.45
Curian/Nicholas Convertible Arbitrage Fund
	1,000.00	967.30	1.81	8.98	1,000.00	1,016.09	1.81	9.20
Curian/PIMCO Credit Income Fund
	1,000.00	1,015.20	0.86	4.37	1,000.00	1,020.86	0.86	4.38
Curian/PineBridge Merger Arbitrage Fund
	1,000.00	1,002.00	2.33	11.76	1,000.00	1,013.44	2.33	11.82
Curian/Schroder Emerging Europe Fund
	1,000.00	741.40	1.58	6.94	1,000.00	1,017.24	1.58	8.03
Curian/T. Rowe Price Capital Appreciation Fund
	1,000.00	1,046.60	1.03	5.31	1,000.00	1,020.02	1.03	5.24
Curian/The Boston Company Equity Income Fund
	1,000.00	1,050.30	1.01	5.22	1,000.00	1,020.10	1.01	5.14
Curian/UBS Global Long Short Fixed Income Opportunities Fund
	1,000.00	967.50	1.43	7.09	1,000.00	1,017.97	1.43	7.27
Curian/Van Eck International Gold Fund
	1,000.00	693.30	1.27	5.42	1,000.00	1,018.82	1.27	6.46

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF CURIAN VARIABLE SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE

Independent Trustees

David W. Agostine (53) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee(1) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013); Principal Executive Officer, Dividend Capital Group, LLC (investment manager) (1/2008 to 12/2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present); Trustee, Dividend Capital Investments, Inc. (9/2007 to 12/2011)

Gregory P. Contillo (59) 7601 Technology Way Denver, CO 80237	Trustee(1) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Crystal River Partners, LLC (financial services company) (2005 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (9/2011 to present)

Dylan E. Taylor (44) 7601 Technology Way Denver, CO 80237	Trustee(1) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Global Chief Operating Officer, Colliers International (commercial real estate advisory firm) (7/2014 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present)

Mark S. Wehrle (57) 7601 Technology Way Denver, CO 80237	Trustee(1) (7/2013 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Broker, RE/MAX Professionals (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014); Partner, Deloitte & Touche LLP (9/1987 to 1/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (7/2013 to present)

Scot T. Wetzel (46) 7601 Technology Way Denver, CO 80237	Trustee(1) (10/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (financial services company) (2005 to 2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Series Trust (11/2010 to present); Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)

(1) The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)

Officers

Emily Bennett (31) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Attorney of Jackson National Asset Management, LLC (“JNAM”) (10/2013 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Attorney of JNAM (11/2011 to 10/2013); Departmental Specialist, Michigan Public Health Institute (7/2010 to 11/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to 7/2010)

Danielle A. Bergandine (34) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Compliance Analyst of JNAM (7/2009 to present); Compliance Analyst of JNAM (8/2006 to 6/2009)

Karen J. Buiter (49) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Vice President – Financial Reporting of JNAM (4/2008 to 7/2011); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Angela Burke (32) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2013 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney of JNAM (4/2013 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (6/2013 to present); Senior Analyst - Tax of JNAM (1/2011 to 4/2013); Senior Consultant of Deloitte Tax LLP (1/2008 to 1/2011)

Kelly L. Crosser (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to 12/2013); Assistant Secretary of other Investment Companies advised by JNAM (9/2007 to present); Assistant Secretary of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Diana R. Gonzalez (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)

Officers

William P. Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present);Vice President of JNAM (10/2012 to 6/2014); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other Investment Companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 8/2011)

Daniel W. Koors (44) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

Mark D. Nerud (48) 1 Corporate Way Lansing, MI 48951	President and Chief Executive Officer (8/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of JNAM (1/2007 to 12/2010); President and Chief Executive Officer of other Investment Companies advised by JNAM (12/2006 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

Joseph O’Boyle (52) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer – Curian Funds (5/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 – 2012); Chief Compliance Officer, Calamos Investments  (2008 – 2011)

Gerard A. M. Oprins (55) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2011 to present); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (5/2009 to 3/2011)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)

Officers

Michael Piszczek (57) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of JNAM (7/2011 to present); Assistant Vice President – Tax of JNAM (11/2007 to 6/2011); Vice President of other investment companies advised by JNAM (11/2007 to present); Vice President of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Susan S. Rhee (43) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (10/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer of JNAM (7/2004 to present) and Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2014:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX(1)
David W. Agostine	$160,735	$0	$0	$202,000
Gregory P. Contillo	$144,835	$0	$0	$182,000
Dylan E. Taylor	$131,873	$0	$0	$165,750
Mark S. Wehrle	$147,220	$0	$0	$185,000	(2)
Scot T. Wetzel	$136,885	$0	$0	$172,000	(3)

(1) The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Curian Series Trust (the “Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees paid to all the Independent Trustees from the Trust and Fund Complex are $906,750.

(2) Amount includes $37,000 deferred by Mr. Wehrle.

(3) Amount includes $2,000 deferred by Mr. Wetzel.

Neither the Trust nor any of the other investment company in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

CURIAN VARIABLE SERIES TRUST (“TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

DECEMBER 2014

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve and, after the initial term, continue the Funds’ advisory agreement (“Advisory Agreement”) with Curian Capital, LLC (“Curian” or “Adviser”) and sub-advisory agreements (“Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Continuing Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Advisers”).

At a telephonic meeting held on December 1, 2014 and an in-person meeting held on December 10, 2014, the Board, which was comprised solely of trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the Continuing Agreements.  The Board also considered information relating to BlackRock (Singapore) Limited, a proposed new Co-Sub-Adviser for the Curian/BlackRock Global Long Short Credit Fund (“BlackRock Singapore”), in connection with a new sub-advisory agreement for that Fund (the “New Sub-Advisory Agreement” and, together with the Continuing Agreements, the “Agreements”).

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided and to be provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to the Adviser or each Sub-Adviser through its relationship with the Trust.  In approving the New Sub-Advisory Agreement, the Board did not consider the profits of BlackRock Singapore as it had not yet begun servicing the Curian/BlackRock Global Long Short Credit Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by Curian and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by Curian and the Sub-Advisers.  The Board also examined the nature, quality and extent of the services proposed to be provided by BlackRock Singapore under the New Sub-Advisory Agreement.

For each Fund, the Board considered the services provided by Curian, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that Curian monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent and custodian.  With respect to Curian’s oversight of the Sub-Advisers, the Board noted that Curian is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted Curian’s evaluation of the Sub-Advisers, as well as Curian’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of Curian’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of Curian’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to Curian’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board considered compliance reports about Curian and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by Curian under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the respective Sub-Advisory Agreement.  With regard to the New Sub-Advisory Agreement, the Board made these same conclusions regarding the nature, extent and quality of the services proposed to be provided by BlackRock Singapore under the New Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund.  The Board noted that Curian reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  For certain Funds, the Board also considered the Funds’ average performance returns to other funds in a custom peer group (“custom peer group”), the constituents of which were selected by the Adviser.  This consideration was based on the Adviser’s view that the custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark or peer group for Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information.  The performance data was provided by an independent data service.  The performance reviewed by the Board was for the periods ended June 30, 2014, unless otherwise noted.  In considering the Funds’ performance, the Board noted that the Funds had been operating for a relatively short period of time.  The Board also noted that none of the Funds has a three-year track record, which the Adviser represented is more indicative of an investment cycle than a shorter since-inception period or a one-year period.

Curian Guidance - Interest Rate Opportunities Fund.  The Board considered that the Fund outperformed its benchmark for the one-year and since-inception periods, though it underperformed its peer group average during these periods.  The Board also considered that the Fund commenced its operations in April 2013.

Curian Guidance - Multi-Strategy Income Fund.  The Board considered that the Fund outperformed its benchmark for the one-year and since-inception periods, though it underperformed its peer group average during these periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.  The Board considered that the Fund commenced its operations in April 2013.

Curian Guidance - Equity Income Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Guidance - Conservative Fund.  The Board considered that the Fund outperformed its benchmark for the one-year and since-inception periods, though it underperformed its peer group average for these time periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian Guidance - Moderate Fund.  The Board considered that the Fund outperformed its peer group average for the since-inception period, though it underperformed its peer group average for the one-year period and its benchmark for both the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Guidance - Growth Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though the Fund underperformed its benchmark for the one-year and since-inception periods.  The Board noted that the Fund commenced its operations in April 2013.

Curian Guidance - Moderate Growth Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though it underperformed its benchmark during the same time periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian Guidance - Maximum Growth Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the one-year period, though the Fund underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund does not yet have a three-year track record.

Curian Guidance - Tactical Moderate Growth Fund.  The Board considered that the Fund outperformed its peer group average during the one-year and since-inception periods, though the Fund underperformed its benchmark for the one-year and since-inception periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance Tactical Maximum Growth Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though the Fund underperformed its benchmark for the one-year and since-inception periods.  The Board also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - Institutional Alt 65 Fund.  The Board considered that the Fund outperformed its benchmark and its peer group average for the one-year and since-inception periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - Alt 100 Conservative Fund.  The Board considered that the Fund outperformed its peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - Alt 100 Moderate Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods and its benchmark for the one-year period, though it underperformed the benchmark for the since-inception period.

Curian Guidance - Alt 100 Growth Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - International Conservative Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - International Moderate Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - International Growth Fund.  The Board considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its benchmark for that same period.  The Board considered that the Fund underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund commenced its operations in April 2013.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Guidance - Equity 100 Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund slightly underperformed its benchmark and peer group average for the one-year period.  The Board noted that the Fund does not yet have a three-year track record.

Curian Guidance - Fixed Income 100 Fund.  The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed the benchmark since inception.  The Board also noted that the Fund underperformed its peer group average for the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Guidance - Real Assets Fund.  The Board considered that the Fund outperformed its benchmark and its peer group average for the one-year and since-inception periods.

Curian Tactical Advantage 35 Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Tactical Advantage 60 Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Tactical Advantage 75 Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund does not yet have a three-year track record.

Curian Dynamic Risk Advantage - Diversified Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund had outperformed its peer group average for the year-to-date period following an investment strategy change effective April 28, 2014.  The Board noted that the Fund does not yet have a three-year track record.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Dynamic Risk Advantage - Growth Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund does not yet have a three-year track record.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian Dynamic Risk Advantage - Income Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board considered that the Fund’s investment strategy had changed effective April 28, 2014 and that the Fund does not yet have a three-year track record.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian/Aberdeen Latin America Fund.  The Board noted that the Fund underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.  It also considered that the Adviser is considering strategic alternatives for the Fund.

Curian/American Funds® Global Growth Fund.  The Board considered that the Fund underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund, which was launched in September 2013, does not yet have a three-year track record.

Curian/American Funds® Growth Fund.  The Board considered that the Fund outperformed its peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian/AQR Risk Parity Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the since-inception period.  The Board also noted that the Fund outperformed its benchmark and peer group average for the one-year period ended September 30, 2014.

Curian/Ashmore Emerging Market Small Cap Equity Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  It considered that the Fund outperformed its custom peer group average for the one-year period, though it underperformed its custom peer group average for the since-inception period.  The Board also considered that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.

Curian/Baring International Fixed Income Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though it underperformed its benchmark for these same periods.  The Board also considered that the Fund outperformed its benchmark and peer group average for the year-to-date period.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian/BlackRock Global Long Short Credit Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  The Board considered that the Fund outperformed its custom peer group average for the one-year period and performed in line with its custom peer group for the since-inception period.  The Board also considered that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.  The Board also took into account the addition of BlackRock Singapore as a co-sub-adviser for the Fund and the Adviser’s view that this addition would contribute to effective management of the Fund.

Curian/CenterSquare International Real Estate Securities Fund.  The Board noted that the Fund underperformed its benchmark, peer group average and custom peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian/DFA U.S. Micro Cap Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  The Board considered that the Fund outperformed its peer group average and custom peer group average for the one-year and since-inception periods, though it underperformed its benchmark for these periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian/DoubleLine Total Return Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund outperformed its benchmark for the one-year period ended September 30, 2014.  The Board noted that the Fund commenced its operations in September 2013.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund.  The Board considered that the Fund outperformed its benchmark for the year-to-date period, though it underperformed its benchmark, peer group average and custom peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in April 2013.

Curian/Epoch Global Shareholder Yield Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though it underperformed its benchmark for these time periods.  The Board also considered that the Fund outperformed its benchmark and peer group average for the year-to-date period.

Curian/FAMCO Flex Core Covered Call Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  The Board considered that the Fund outperformed its custom peer group average for the one-year and since-inception periods, though it underperformed its benchmark and peer group average during these periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian Focused International Equity Fund.  The Board noted that the Fund outperformed its peer group average for the year-to-date period, though it underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund commenced its operations in September 2013.

Curian Focused U.S. Equity Fund.  The Board noted that the Fund underperformed its benchmark and peer group average for the since-inception period.  The Board also considered that the Fund commenced its operations in September 2013.

Curian/Franklin Templeton Frontier Markets Fund.  The Board considered that the Fund outperformed its peer group average for the one-year and since-inception periods, though it underperformed its benchmark for those periods.  The Board also considered that the Fund does not yet have a three-year track record.

Curian/Franklin Templeton Natural Resources Fund.  The Board noted that the Fund outperformed its peer group average for the one-year period, though it underperformed its peer group average for the since-inception period.  The Board noted that the Fund underperformed its benchmark for the one-year and since-inception periods.  The Board further considered that the Fund outperformed its peer group for the year-to-date period.  The Board considered that the Fund does not yet have a three-year track record.

Curian/Lazard International Strategic Equity Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.

Curian Long Short Credit Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  The Board considered that the Fund outperformed its benchmark, peer group average and custom peer group average for the one-year and since-inception periods.

Curian/Neuberger Berman Currency Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.

Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the since-inception period.

Curian/Nicholas Convertible Arbitrage Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.

Curian/PIMCO Credit Income Fund.  The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period and since-inception periods.

Curian/PineBridge Merger Arbitrage Fund.  The Board considered that the Fund underperformed its benchmark, peer group average and custom peer group average for the one-year and since-inception periods.  The Board noted that the Fund does not yet have a three-year track record.  It also noted that the Adviser is considering strategic alternatives for the Fund.

Curian/Schroder Emerging Europe Fund.  The Board noted the Adviser’s view that the custom peer group provided a more meaningful comparison of the Fund’s performance.  The Board considered that the Fund outperformed the custom peer group average for the one-year period, though it underperformed the custom peer group average for the since-inception period.  The Board also considered that the Fund outperformed its benchmark for the one-year and since-inception periods, though it underperformed the peer group average during those periods.  The Board also considered that the Adviser is considering strategic alternatives for the Fund.

Curian/T. Rowe Price Capital Appreciation Fund.  The Board considered that the Fund outperformed its peer group average for the since-inception period, though it underperformed its benchmark for that period.  The Board noted that the Fund outperformed its peer group average for the year-to-date period, though it underperformed its benchmark for that period.  The Board also considered that the Fund commenced its operations in September 2013.

Curian/The Boston Company Equity Income Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.

Curian/UBS Global Long Short Fixed Income Opportunities Fund.  The Board considered that the Fund underperformed its benchmark, peer group average and custom peer group average for the one-year and since-inception periods.  The Board also considered that the Fund commenced its operations in September 2013.  It noted that the Adviser is considering strategic alternatives for the Fund.

Curian/Van Eck International Gold Fund.  The Board noted that the Fund outperformed its benchmark and peer group average for the one-year and since-inception periods.

Costs of Services

The Board reviewed the fees paid to Curian and each Fund’s Sub-Adviser(s).  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that Curian does not manage any institutional accounts with which Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by Curian (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. For certain Funds, the Board also considered a supplemental peer group provided by an independent data service (the “supplemental peer group”), as indicated below.  This consideration was based on Curian’s view and information provided to the Board suggesting that the supplemental peer group, where presented, provides a more meaningful source of comparative information than the primary peer group.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

Curian Guidance - Interest Rate Opportunities Fund and Curian Guidance - Tactical Moderate Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board considered that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than the respective supplemental peer group averages, though each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than the respective peer group averages.  The Board considered the reduction in the Funds’ advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  In light of all the information provided, the Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Multi-Strategy Income Fund, Curian Guidance - Moderate Fund and Curian Guidance - Fixed Income 100 Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than the respective peer group averages and that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are also higher than its respective supplemental peer group average.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Equity Income Fund and Curian Guidance - Moderate Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than its respective supplemental peer group averages.  The Board also noted that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than its respective peer group averages.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Conservative Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its supplemental peer group average, and the Fund’s advisory fee matches that of its supplemental peer group average.  The Board also noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than the Fund’s peer group averages.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced the Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than the supplemental peer group averages, though the Fund’s advisory fee is equal to its peer group average and its total expense ratio (excluding underlying fund expenses) is higher than its peer group average.  The Board considered the reduction in the Funds’ advisory and administrative fees effective January 1, 2014, which reduced the Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Maximum Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its supplemental peer group average, though the Fund’s advisory fee is higher than the Fund’s supplemental peer group average.  The Board also noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than the Fund’s peer group averages.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced the Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Tactical Maximum Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than its supplemental peer group averages.  The Board also noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than its peer group averages.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced the Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - Institutional Alt 65 Fund, Curian Guidance - Alt 100 Conservative Fund, Curian Guidance - Alt 100 Moderate Fund and Curian Guidance - Alt 100 Growth Fund.  The Board noted that each Fund’s total expense ratio (excluding underlying fund expenses) is lower than its respective peer group average, though its advisory fee is higher than its respective peer group average.   The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - International Conservative Fund.  The Board noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than the Fund’s peer group averages.  The Board considered the reduction in the Fund’s advisory and administrative fees effective January 1, 2014, which reduced the Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - International Moderate Fund and Curian Guidance - Real Assets Fund.  The Board noted that each Fund’s total expense ratio (excluding underlying fund expenses) is lower than its respective peer group average, though each Fund’s advisory fee is higher than its respective peer group average.  The Board considered the reduction in each Fund’s advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Guidance - International Growth Fund and Curian Guidance - Equity 100 Fund.  The Board noted that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are higher than its respective peer group averages.  The Board considered the reduction in the Funds’ advisory and administrative fees effective January 1, 2014, which reduced each Fund’s total expense structure by fifteen basis points.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Tactical Advantage 35 Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio (excluding underlying fund expenses) are each lower than its peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Tactical Advantage 60 Fund.  The Board noted that the Fund’s sub-advisory fee is lower than its peer group average, though its advisory fee and total expense ratio (excluding underlying fund expenses) are higher than its peer group averages.  The Board also considered that the Fund’s total expense ratio was only one basis point higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Tactical Advantage 75 Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio (excluding underlying fund expenses) are lower than the peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Dynamic Risk Advantage - Diversified Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board considered that the Fund’s advisory and sub-advisory fees are each in line with the supplemental peer group averages and that the Fund’s total expense ratio is lower than the supplemental peer group average.  The Board noted that the Fund’s sub-advisory fee is lower than its peer group average, though its advisory fee and total expense ratio are higher than the Fund’s peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Dynamic Risk Advantage - Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s sub-advisory fee is equal to its supplemental peer group average  and that its total expense ratio is lower than the supplemental peer group average, though the Fund’s advisory fee is higher than the Fund’s supplemental peer group average.  The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than its peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Dynamic Risk Advantage - Income Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio (excluding underlying fund expenses) are lower than its peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Aberdeen Latin America Fund.  The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than the respective peer group averages.  The Board took into account the voluntary waiver to be implemented by the Adviser, which will serve to reduce the advisory fee rate.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/American Funds® Global Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s total expense ratio (including underlying fund expenses) is lower than the Fund’s peer group average and supplemental peer group average, though the Fund’s advisory fee is higher than its peer group average and supplemental peer group average.  The Board also noted that Curian had reduced the Fund’s administrative fee in 2014.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/American Funds® Growth Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board considered that the Fund’s total expense ratio (including underlying fund expenses) is lower than its supplemental peer group average, though its advisory fee is higher than its supplemental peer group average.  The Board also noted that the Fund’s advisory fee and total expense ratio (including underlying fund expenses) are higher than its peer group averages.  The Board also considered that Curian had reduced the Fund’s administrative fee in 2014.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/AQR Risk Parity Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than the Fund’s peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Ashmore Emerging Market Small Cap Equity Fund.  The Board noted that the Fund’s sub-advisory fee is lower than its peer group average, though its advisory fee and total expense ratio are higher than the peer group averages.  Regarding the total expense ratio, the Board considered the Adviser’s assertion that many of the funds in the Fund’s peer group do not pay Rule 12b-1 fees and may have material transfer agent fees and that the Fund’s total expense ratio is more in line with the peer group when the impact of Rule 12b-1 fees and transfer agent fees is removed.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Baring International Fixed Income Fund.  The Board noted that the Fund’s advisory and sub-advisory fees are lower than the Fund’s peer group averages, though its total expense ratio is higher than the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/BlackRock Global Long Short Credit Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than the Fund’s peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.  The Board also considered that the sub-advisory fee to be paid under the New Sub-Advisory Agreement would not result in an increase in the Fund’s overall sub-advisory fee.  The Board concluded that the proposed fee under the New Sub-Advisory Agreement is appropriate in light of the services to be provided.

Curian/CenterSquare International Real Estate Securities Fund.  The Board noted that the Fund’s advisory fee is only two basis points higher than its peer group average and its total expense ratio is five basis points higher than its peer group average.  The Board also considered that the Fund’s sub-advisory fee is higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/DFA U.S. Micro Cap Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/DoubleLine Total Return Fund.  The Board noted that the Fund’s advisory fee is lower than the peer group average, though its sub-advisory fee and total expense ratio are higher than the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, Curian/Franklin Templeton Frontier Markets Fund and Curian/Van Eck International Gold Fund.  The Board noted that each Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages.  Regarding the total expense ratios, the Board considered the Adviser’s assertion that many of the funds in the Funds’ peer groups do not pay Rule 12b-1 fees and may have material transfer agent fees and that the Funds’ total expense ratios are more in line with their peer groups when the impact of Rule 12b-1 fees and transfer agent fees is removed.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Epoch Global Shareholder Yield Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average and that the sub-advisory fee is equal to the supplemental peer group average, though the advisory fee is higher than the supplemental peer group average.  The Board further noted that the Fund’s advisory fee, sub-advisory fee, and total expense ratio are higher than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/FAMCO Flex Core Covered Call Fund.  The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than the Fund’s peer group averages.  The Board also noted that the Fund’s total expense ratio is only four basis points higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Focused International Equity Fund.  The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, while the Fund’s sub-advisory fee is equal to its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Focused U.S. Equity Fund.  The Board noted that the Fund’s advisory fee is lower than its peer group average, though its total expense ratio is four basis points higher than its peer group average.  The Board also considered that the Fund’s sub-advisory fee is higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Franklin Templeton Natural Resources Fund.  The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the sub-advisory fee is equal to its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Lazard International Strategic Equity Fund.  The Board noted that the Fund’s total expense ratio is lower than the Fund’s peer group average, though the Fund’s advisory fee and sub-advisory fee are higher than the peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian Long Short Credit Fund.  The Board noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are all lower than their respective peer group averages.  The Board also considered that the Adviser proposed a contractual advisory fee waiver to be effective January 1, 2015.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Neuberger Berman Currency Fund.  The Board noted that the Fund’s sub-advisory fee is equal to its peer group average, though the Fund’s advisory fee is higher than its peer group average and its total expense ratio is one basis point higher than its peer group average.  Regarding the total expense ratio, the Board considered the Adviser’s assertion that many of the funds in the Fund’s peer group do not pay a Rule 12b-1 fees and may have material transfer agent fees, and that when the impact of the Rule 12b-1 fees and transfer agent fees is removed, the Fund’s total expense ratio is below the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Neuberger Berman Risk Balanced Commodities Strategy Fund.  The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s advisory fee is higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Nicholas Convertible Arbitrage Fund and Curian/PineBridge Merger Arbitrage Fund.  The Board noted that each Fund’s sub-advisory fee is lower than its peer group average, though the advisory fee and total expense ratio are higher than their respective peer group averages.  Regarding the total expense ratio, the Board considered the Adviser’s assertion that many of the funds in the Funds’ peer groups do not pay Rule 12b-1 fees and may have material transfer agent fees and that the Funds’ total expense ratios are equal to their peer group averages when the impact of Rule 12b-1 fees and transfer agent fees is removed.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/PIMCO Credit Income Fund.  The Board noted that the Fund’s advisory fee and total expense ratio are lower than the respective peer group averages, though its sub-advisory fee is higher than the peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/Schroder Emerging Europe Fund.  The Board noted Curian’s view that a supplemental peer group also provided a meaningful comparison of Fund expenses.  The Board noted that the Fund’s total expense ratio is equal to its supplemental peer group average, though its advisory fee and sub-advisory fee are higher than their respective supplemental peer group averages.  The Board also noted that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/T. Rowe Price Capital Appreciation Fund.  The Board noted that the Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages and its total expense ratio is two basis points higher than its peer group average.  The Board concluded that the fees are appropriate in light of the services provided.

Curian/The Boston Company Equity Income Fund and Curian/UBS Global Long Short Fixed Income Opportunities Fund.  The Board noted that each Fund’s advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages.  The Board concluded that the fees are appropriate in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by Curian, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered Curian’s assertion that Curian continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the sub-advisory fee rates have been separately negotiated between Curian and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by Curian to each Sub-Adviser.  For this reason, Curian, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that Curian is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by Curian and each Sub-Adviser.  The Board also considered the Adviser’s fee waivers for certain funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by Curian and each Sub-Adviser were not unreasonable.  The Board did not consider the profits to be realized by BlackRock Singapore, as it had not yet begun serving as co-sub-adviser to the Curian/BlackRock Global Long Short Credit Fund.

Other Benefits to Curian and the Sub-Advisers

In evaluating the benefits that may accrue to Curian through its relationship with the Funds, the Board noted that Curian and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, sub-administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by Curian or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of Curian and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of Curian may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with Curian, the Funds or other clients of the Sub-adviser as a result of its relationship with the Fund(s).

CURIAN VARIABLE SERIES TRUST (“TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

JANUARY 2015

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve and, after the initial term, continue the Trust’s advisory and sub-advisory agreements.

At an in-person meeting held on January 8, 2015, the Board, which was comprised solely of trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed investment advisory and management agreement (the “Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”).  At a telephonic meeting held on December 1, 2014 and in-person meetings held on December 10, 2014 and January 8, 2015, the Board considered management’s proposals to transfer the Trust’s investment advisory function to JNAM, as well as information related to the Trust’s Sub-Advisers and proposed new sub-advisory agreements between JNAM and each Sub-Adviser (the “Sub-Advisory Agreements,” and together with the Advisory Agreement, the “Agreements”).  The Board noted that the Sub-Advisers for the Trust would not change, and that the Sub-Advisory Agreements would be essentially the same as the existing agreements, except that JNAM would be the contracting investment adviser.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided and proposed to be provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In approving the New Advisory Agreement, the Board did not consider the profits of JNAM as it had not yet begun acting as investment adviser to the Funds.  With regard to the profitability of the Sub-Advisers, the Board noted that it recently had considered their profitability as part of the Board’s annual consideration of the Sub-Advisory Agreements and that there were no changes in the terms of the Sub-Advisory Agreements, except that JNAM would become the contracting party.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials, the Board concluded that the Agreements are in the best interests of the shareholders of the Trust and each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Sub-Advisers and proposed to be provided by JNAM.

For each Fund, the Board considered the services proposed to be provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, recommending the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as the provision of recordkeeping and compliance services to the Funds.  The Board noted that the proposed services and the amounts the Funds would pay would be substantially the same as under the existing contract with the Funds’ current investment adviser, Curian Capital LLC (“Curian”).  The Board also took into account that JNAM would monitor the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board noted that JNAM is an affiliate of Curian.  The Board also noted that it was very familiar with JNAM and the quality of its services, since it had served as sub-administrator to the Trust since its inception and because certain employees of JNAM serve as officers of the Trust.  The Board also considered that certain employees of Curian are dual employees of JNAM. The Board also discussed with representatives of JNAM its resources, existing fund offerings and experience in managing similar funds.

The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser under the new Sub-Advisory Agreements.  The Board noted that the terms of each Sub-Advisory Agreement are materially similar to the respective Sub-Adviser’s current sub-advisory agreement with Curian, and that the Sub-Advisers would continue performing the same services to the Funds under the new Sub-Advisory Agreements as they do under the existing agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management who would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of JNAM’s and the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board also considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer, and met in executive session with the Chief Compliance Officer to discuss these matters.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services proposed to be provided by JNAM under the Advisory Agreement, particularly because the scope of services and the amounts to be paid for those services will be substantially the same as the existing arrangements, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board noted that it recently had examined the performance of each Fund as part of its annual consideration of the advisory contract with Curian and the existing Sub-Advisers.  Because JNAM was not responsible for that performance, the Board did not give the Funds’ performance primary consideration in their review of JNAM, but noted that it would review with JNAM on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also noted that it would consider the performance of each Fund, including how the Fund performs versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index.  The Board likewise did not give primary consideration to the performance of the Sub-Advisers because of its recent review and the fact that the Sub-Advisory Agreements would not substantially change, other than the fact that JNAM would become the contracting party, not Curian. Nevertheless, the Board had available to it performance information for each Fund for periods ended October 31, 2014.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s).  The Board noted that the proposed contractual advisory and sub-advisory fees under the new Agreements would remain the same as they are under the existing advisory and sub-advisory agreements and that the fee and expense information it considered at its December 2014 meetings regarding the existing agreements remained applicable.  For each Fund, the Board had available to it fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.

In addition, the Board considered that JNAM’s fees as the proposed administrator to the Funds would be lower for most of the Funds than the existing administrative fee and that the respective Funds’ total expenses would decrease as a result.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee would reflect economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each contains breakpoints that would decrease the advisory fee rate as assets increase.  Additionally, the Board considered the extent to which the breakpoints would reflect economies of scale for the benefit of shareholders.  The Board concluded that the proposed advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the proposed sub-advisory fee rates would be paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, would directly benefit from these breakpoints.  Additionally, to the extent that JNAM would waive its advisory fee with respect to a certain Fund, the Fund would also potentially benefit from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board noted that it recently had extensively considered information concerning the costs incurred and profits realized by each Sub-Adviser as part of its annual 15(c) review in December 2014.  The Board did not consider the profits to be realized by JNAM, since it had not yet begun serving as investment adviser to the Funds.  The Board determined that profits that have been realized by each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-adviser as a result of its relationship with the Fund(s).

SUPPLEMENT DATED AUGUST 22, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

For the Curian/PineBridge Merger Arbitrage Fund, please remove all references to Meg Sullivan.

This supplement is dated August 22, 2014.

(To be used with JMV8037 04/14, JMV8037BE 04/14, JMV8037NY 04/14 and JMV8037BENY 04/14)

CMV13564  08/14

SUPPLEMENT DATED SEPTEMBER 15, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

Please delete all references to the Curian Guidance — Institutional Alt 100 Conservative Fund and replace them with Curian Guidance — Alt 100 Conservative Fund.

Please delete all references to the Curian Guidance — Institutional Alt 100 Moderate Fund and replace them with Curian Guidance — Alt 100 Moderate Fund.

Please delete all references to the Curian Guidance — Institutional Alt 100 Growth Fund and replace them with Curian Guidance — Alt 100 Growth Fund.

Please delete all references to the Curian Guidance — International Opportunities Conservative Fund and replace them with Curian Guidance — International Conservative Fund.

Please delete all references to the Curian Guidance — International Opportunities Moderate Fund and replace them with Curian Guidance — International Moderate Fund.

Please delete all references to the Curian Guidance — International Opportunities Growth Fund and replace them with Curian Guidance — International Growth Fund.

Please delete all references to the Curian/CenterSquare International REIT Fund and replace them with Curian/CenterSquare International Real Estate Securities Fund.

In the section entitled “Summary Overview of Each Fund” for the Curian Guidance — Equity 100 Fund, please delete the subsection entitled “Principal Investment Strategies,” in its entirety and replace it with the following:

The Fund seeks to achieve its objective by investing in shares of Underlying Funds representing various asset classes and strategies.  The Fund will invest in Underlying Funds such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equities (which may include derivatives exposure to equity securities) of issuers in the U.S. and foreign countries, including emerging markets.  The Fund allocates its assets to Underlying Funds that invest amongst various equity classes, as well as non-traditional investments.  Derivative instrument holdings within the Underlying Funds will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to equity securities.

The Underlying Funds in which the Fund may invest each are a separate series of the Curian Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust.  Not all Funds of the Curian Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust are available as Underlying Funds.  Please refer to the “Additional Information About Each Fund” section of the Prospectus for a list of available Underlying Funds.

The Fund may allocate its assets among Underlying Funds categorized by the Adviser as follows:

Investment Categories

Alternative Assets

Alternative Strategies

Domestic/Global Equity

Domestic/Global Fixed Income

International

International Fixed Income

Risk Management

Sector

Specialty

Tactical Management

Although the Fund may invest in any of the Investment Categories listed in the table above, the Adviser intends only to invest in Underlying Funds categorized as Alternative Assets, Alternative Strategies, Domestic/Global Equity, International, Sector and Specialty.  The Fund considers the Underlying Funds in the Domestic/Global Equity and International investment categories to be funds that invest primarily in equity securities.  To the extent the Fund invests in Underlying Funds in the Sector and Specialty investment categories, it intends to invest in those that invest primarily in equity securities. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies.

In determining allocations to any particular Underlying Fund, the Adviser considers, among other things, both long- and short-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

The Underlying Funds in which the Fund may invest may be changed from time to time at the discretion of the Adviser without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In the section entitled “Summary Overview of Each Fund” for the Curian Guidance — Fixed Income 100 Fund, please delete the subsection entitled “Principal Investment Strategies,” in its entirety and replace it with the following:

The Fund seeks to achieve its objective by investing in shares of Underlying Funds representing various asset classes and strategies.  The Fund will invest in Underlying Funds such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in fixed income securities (which may include derivatives exposure to fixed income securities) of issuers in the U.S. and foreign countries, including emerging markets.  The Fund allocates its assets to Underlying Funds that invest amongst various fixed income classes, as well as non-traditional investments.  Derivative instrument holdings within the Underlying Funds will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to fixed income securities.

The Underlying Funds in which the Fund may invest each are a separate series of the Curian Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust.  Not all Funds of the Curian Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust are available as Underlying Funds.  Please refer to the “Additional Information About Each Fund” section of the Prospectus for a list of available Underlying Funds.

The Fund may allocate its assets among Underlying Funds categorized by the Adviser as follows:

Investment Categories

Alternative Assets

Alternative Strategies

Domestic/Global Equity

Domestic/Global Fixed Income

International

International Fixed Income

Risk Management

Sector

Specialty

Tactical Management

Although the Fund may invest in any of the Investment Categories listed in the table above, the Adviser intends only to invest in Underlying Funds categorized as Alternative Assets, Alternative Strategies, Domestic/Global Fixed Income, International Fixed Income, Sector and Specialty.  The Fund considers the Underlying Funds in the Domestic/Global Fixed Income and International Fixed Income investment categories to be funds that invest primarily in fixed income securities.  To the extent the Fund invests in Underlying Funds in the Sector and Specialty investment categories, it intends to invest in those that invest primarily in fixed income securities. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies.

In determining allocations to any particular Underlying Fund, the Adviser considers, among other things, both long- and short-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

The Underlying Funds in which the Fund may invest may be changed from time to time at the discretion of the Adviser without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In the section entitled “Summary Overview of Each Fund” for the Curian Guidance — Fixed Income 100 Fund, under “Principal Risks of Investing in the Fund,” please delete “Equity securities risk” in its entirety.

This Supplement is dated September 15, 2014.

(To be used with JMV8037 04/14, JMV8037BE 04/14, JMV8037NY 04/14 and JMV8037BENY 04/14)

CMV13628  09/14

SUPPLEMENT DATED OCTOBER 31, 2014

TO THE PROSPECTUS DATED APRIL 28, 2014

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective November 1, 2014.

In the summary prospectus section entitled “Summary Overview of Each Fund,” subsection “Portfolio Management” for the Curian/Schroder Emerging Europe Fund, please remove the line item relating to Tom Wilson and add the following:

Name:	Joined Fund Management Team In:	Title:
Mohsin Memon	November 2014	EMEA (Europe, Middle East, and Africa) Equity Fund Manager/Analyst
Rollo Roscow	November 2014	Head of EMEA

This supplement is dated October 31, 2014.

(To be used with JMV8037 04/14, JMV8037BE 04/14, JMV8037NY 04/14 and JMV8037BENY 04/14)

CMV14055  10/14

SUPPLEMENT DATED JANUARY 16, 2015

TO THE PROSPECTUS DATED APRIL 28, 2014

CURIAN VARIABLE SERIES TRUST

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2015, unless otherwise noted below.

In the summary section for the Curian Long Short Credit Fund, in the sub-section entitled “Expenses,” please delete the table entitled “Annual Fund Operating Expenses” in its entirety and replace it with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.22%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.43%
Less Waiver/Reimbursement(3)	(0.25)%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.18%

(1) “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”).

(2) Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include the Acquired Fund Fees and Expenses.

(3) Curian Capital has entered into a contractual agreement with the Fund under which it will waive 0.25% of its Management Fees.  This fee waiver will have an initial term expiring on December 31, 2015, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary section for the Curian Long Short Credit Fund, in the sub-section entitled “Expense Example,” please delete the expense example table in its entirety and replace it with the following:

1 year	3 years	5 years	10 years
$120	$428	$758	$1,692

This supplement is dated January 16, 2015

(To be used with JMV8037 04/14, JMV8037BE 04/14, JMV8037NY 04/14 and JMV8037BENY 04/14)

CMV14601  1/15

Curian Variable Series Trust 7601 Technology Way Denver, CO 80237	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

CMV13476 01/15

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and  is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2013 and December 31, 2014.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$586,190	$0	$141,875	$0
2014	$623,536	$0	$208,540	$0

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$113,804	$0	$0
2014	$118,417	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2013 was $352,679.  The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2014 was $424,197.

(h) For the fiscal years ended December 31, 2013 and December 31, 2014, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Below is a Schedule I — Investments in securities of unaffiliated issuers for the Curian Long Short Credit Fund, Curian/Ashmore Emerging Market Small Cap Equity Fund, Curian/BlackRock Global Long Short Credit Fund, Curian/DFA U.S. Micro Cap Fund, Curian/Epoch Global Shareholder Yield Fund, Curian/PIMCO Credit Income Fund, Curian/T. Rowe Price Capital Appreciation Fund, and the Curian/UBS Global Long Short Fixed Income Opportunities Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2014, pursuant to §210.1212 of Regulation S-X.

Curian Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2014

Curian/Ashmore Emerging Market Small Cap Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 98.1%

BRAZIL - 5.1%
All America Latina Logistica SA	61	$115
GAEC Educacao SA	18	235
Iochpe-Maxion SA	121	556
Tereos Internacional SA	411	218
Tupy SA	85	569
Wilson Sons Ltd. - BDR	21	257
		1,950
CHILE - 1.9%
Cia Sud Americana de Vapores SA (a)	4,373	165
Empresas La Polar SA (a)	2,128	99
Forus SA	54	220
Vina Concha y Toro SA	134	263
		747
CHINA - 17.0%
21Vianet Group Inc. - ADR (a)	29	448
500.com Ltd. - ADR - Class A (a)	13	231
Ctrip.com International Ltd. - ADR (a)	17	780
Hollysys Automation Technologies Ltd. (a)	20	488
iKang Healthcare Group Inc. - ADR (a)	25	375
Noah Holdings Ltd. - ADS (a) (b)	51	1,068
Phoenix New Media Ltd. - ADR (a)	61	507
Sinovac Biotech Ltd. (a)	—	—
SouFun Holdings Ltd. - ADR (b)	85	628
Sunac China Holdings Ltd.	1,737	1,755
Tarena International Inc. - ADR (a)	23	260
		6,540
COLOMBIA - 0.2%
Avianca Holdings SA - ADR	7	80

EGYPT - 0.9%
Egyptian Financial Group-Hermes Holding - GDR (a)	85	336

HONG KONG - 10.4%
China Machinery Engineering Corp. - Class H	592	452
China Merchants Land Ltd.	2,780	407
Chinasoft International Ltd. (a)	1,296	362
Ju Teng International Holdings Ltd.	1,138	559
Kingsoft Corp. Ltd.	41	81
Nord Anglia Education Inc. (a)	22	427
Pacific Basin Shipping Ltd.	1,009	404
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. - Class H (a)	318	266
Shenzhen Investment Ltd.	1,470	422
Singamas Container Holdings Ltd.	2,260	375
Xinchen China Power Holdings Ltd. (a)	804	253
		4.008
INDIA - 8.0%
Balrampur Chini Mills Ltd. (a)	499	471
ING Vysya Bank Ltd.	41	562
MT Educare Ltd.	74	144
Persistent Systems Ltd.	11	301
PI Industries Ltd.	73	599
Shriram Transport Finance Co. Ltd.	28	499
Tata Chemicals Ltd.	71	491
		3,067
INDONESIA - 6.1%
Adi Sarana Armada Tbk PT	1,224	16
Bank Tabungan Negara Persero Tbk PT	15,436	1,495
Ciputra Surya Tbk PT	1,962	468
Lippo Karawaci Tbk PT	4,350	357
		2,336
MEXICO - 5.1%
Cydsa SAB de CV - Class A	209	423
Grupo Famsa SAB de CV - Class A (a)	271	224
Grupo Industrial Saltillo SAB de CV - Class A	192	428
Grupo Lamosa SAB de CV	130	244
TF Administradora Industrial S de RL de CV	318	665
		1,984
PHILIPPINES - 0.8%
Century Properties Group Inc.	8,591	182
Filinvest Land Inc.	3,252	111
		293
RUSSIAN FEDERATION - 1.2%
Aeroflot - Russian Airlines OJSC	358	183
LSR Group - GDR	189	295
		478
SOUTH AFRICA - 0.3%
Murray & Roberts Holdings Ltd.	65	120

SOUTH KOREA - 12.7%
Basic House Co. Ltd.	8	112
Dongsung Finetec Co. Ltd.	43	304
i-SENS Inc. (a)	7	379
Interpark Corp.	50	418
Interpark INT Corp. (a)	15	314
Korean Reinsurance Co.	65	638
Medy-Tox Inc.	2	533
Modetour Network Inc.	39	856
Nexen Tire Corp.	21	244
Samchuly Bicycle Co. Ltd.	21	368
Soulbrain Co. Ltd.	19	546
Vieworks Co. Ltd.	6	191
		4,903
TAIWAN - 24.4%
Altek Corp.	694	790
Capital Securities Corp.	1,499	494
Casetek Holdings Ltd.	211	1,188
Chimei Innolux Corp.	2,253	1,089
China Airlines Ltd. (a)	1,110	508
Evergreen Marine Corp Taiwan Ltd. (a)	1,742	1,228
FLEXium Interconnect Inc.	338	752
Globe Union Industrial Corp.	1	—
Gloria Material Technology Corp.	808	558
Johnson Health Tech Co. Ltd.	99	222
MPI Corp.	170	621
Primax Electronics Ltd.	720	873
Tainan Spinning Co. Ltd.	648	380
Taiwan Paiho Ltd.	325	438
Taiwan Sanyo Electric Co. Ltd.	95	92
Toung Loong Textile Manufacturing	60	151
		9,384
THAILAND - 0.5%
Amata Corp PCL	423	200

TURKEY - 3.5%
Dogus Otomotiv Servis ve Ticaret A/S	138	705
Turkiye Sinai Kalkinma Bankasi A/S	730	628
		1,333
Total Common Stocks (cost $40,061)		37,759

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
PARTICIPATORY NOTES - 1.3%

SAUDI ARABIA - 1.3%
JPMorgan Structured Products BV Participatory Note (Al Khaleej Training and Education Co.)	$29	495
Total Participatory Notes (cost $489)		495

PREFERRED STOCKS - 0.5%

BRAZIL - 0.5%
Banco ABC Brasil SA	40	203
Total Preferred Stocks (cost $225)		203

RIGHTS - 0.0%

CHILE - 0.0%
Cia Sud Americana de Vapores SA (a)	2,623	9
Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 1.2%

Investment Company - 0.5%
JNL Money Market Fund, 0.01% (c) (d)	178	178

Securities Lending Collateral - 0.7%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (d)	100	100
Fidelity Institutional Money Market Portfolio, 0.09% (d)	100	100
Repurchase Agreement with MLP, 0.06% (Collateralized by $23 U.S. Treasury Bond, 6.25%, due 05/15/30, value $34 and $38 U.S. Treasury Note, 0.13%, due 07/15/24, value $36) acquired on 12/31/14, due 01/02/15 at $69	$69	69
		269
Total Short Term Investments (cost $447)		447

Total Investments - 101.1% (cost $41,222)		38,913
Other Assets and Liabilities, Net - (1.1%)		(422)
Total Net Assets - 100.0%		$38,491

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)	Investment in affiliate.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/BlackRock Global Long Short Credit Fund

	Shares/Par †	Value
COMMON STOCKS - 1.2%

GERMANY - 0.1%
Commerzbank AG (a)	19	$247

IRELAND - 0.1%
Smurfit Kappa Group Plc	9	206

NETHERLANDS - 0.1%
NXP Semiconductors NV (a)	4	289

SPAIN - 0.0%
Criteria CaixaCorp SA	36	186

UNITED KINGDOM - 0.2%
Barclays Plc	258	969

UNITED STATES OF AMERICA - 0.7%
ADT Corp.	4	153
Apple Inc.	6	628
Beazer Homes USA Inc. (a)	1	15
eBay Inc. (a)	14	770
EMC Corp.	13	393
Freescale Semiconductor Ltd. (a)	6	147
KB Home	2	33
Oracle Corp.	4	176
Outfront Media Inc.	1	37
Vantage Drilling Co. (a)	38	18
Western Union Co.	17	304
		2,674
Total Common Stocks (cost $4,322)		4,571

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.5%

AUSTRALIA - 0.7%
Virgin Australia Trust
8.50%, 10/23/16 (b)	$1,020	1,040
7.13%, 10/23/18 (b)	1,179	1,216
6.00%, 10/23/20 (b)	521	532
		2,788
CANADA - 0.2%
Air Canada Pass-Through Trust
6.63%, 05/15/18 (b)	350	357
5.38%, 05/15/21 (b)	397	403
		760
CAYMAN ISLANDS - 0.1%
Carlyle Global Market Strategies, 6.33%, 07/20/23 (b) (c)	265	263

GERMANY - 0.4%
German Residential Funding Plc, 4.23%, 08/27/18 (d), EUR	1,070	1,371

GUERNSEY - 0.3%
Doric Nimrod Air Alpha Pass-Through Trust, 5.25%, 05/30/23 (b)	950	989

IRELAND - 2.2%
ALME Loan Funding
1.69%, 08/15/27 (c) (d), EUR	1,390	1,674
5.39%, 08/15/27 (c) (d), EUR	310	342
6.14%, 08/15/27 (c) (d), EUR	250	263
Arbour CLO Ltd.
1.81%, 06/16/27 (c) (d), EUR	1,728	2,090
5.36%, 06/16/27 (c) (d), EUR	338	373
6.11%, 06/16/27 (c) (d), EUR	336	354
Avoca CLO XI Ltd., 1.83%, 07/15/27 (c) (d), EUR	1,100	1,330
Avoca CLO XIII Ltd., 5.69%, 12/29/27 (c) (d) (e), EUR	250	283
CVC Cordatus Loan Fund III Ltd., 1.85%, 07/08/27 (c) (d), EUR	1,280	1,545
Sorrento Park CLO Ltd., 6.46%, 11/16/27 (c) (d), EUR	250	271
		8,525
ITALY - 0.2%
Berica PMI, 2.48%, 05/31/57 (c) (d), EUR	692	850

NETHERLANDS - 1.7%
Jubilee CDO BV
5.30%, 01/15/24 (c), EUR	690	389
1.48%, 04/15/27 (c) (d), EUR	1,050	1,271

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
North Westerly CLO IV BV
1.76%, 01/15/26 (c) (d), EUR	2,200	2,659
2.99%, 01/15/26 (c) (d), EUR	528	530
St. Pauls CLO Ltd., 1.49%, 04/25/28 (c) (d), EUR	1,500	1,813
		6,662
PORTUGAL - 0.5%
TAGUS-Sociedade de Titularizacao de Creditos SA, 2.98%, 02/16/18 (d), EUR	1,585	1,928

UNITED KINGDOM - 0.3%
Ludgate Funding Plc, 0.70%, 01/01/61 (c) (e), GBP	7,770	438
Paragon Mortgages No. 13 Plc, 0.41%, 01/15/39 (c) (d)	624	581
		1,019
UNITED STATES OF AMERICA - 6.9%
ALM Loan Funding
3.68%, 04/24/24 (b) (c)	480	455
2.98%, 01/20/26 (b) (c)	250	239
4.73%, 01/20/26 (b) (c)	345	296
ALM VI Ltd., 4.99%, 06/14/23 (b) (c)	250	250
ALM VII Ltd., 4.73%, 10/19/24 (b) (c)	325	325
American Airlines Pass-Through Trust
6.00%, 01/15/17 (b)	2,350	2,388
6.13%, 07/15/18	1,750	1,811
6.98%, 05/23/21	853	891
Ares XXV CLO Ltd., 3.38%, 01/17/24 (c) (d)	250	245
Atlas Senior Loan Fund Ltd., 2.93%, 02/17/26 (b) (c)	350	330
Babson CLO Ltd., 4.48%, 05/15/23 (b) (c)	500	497
Carlyle Global Market Strategies CLO Ltd., 5.68%, 08/10/21 (b) (c)	400	399
CDGJ Commercial Mortgage Trust REMIC, 4.41%, 11/15/16 (b) (c)	300	300
Commercial Mortgage Pass-Through Certificates REMIC, 3.66%, 06/11/19 (b) (c)	1,295	1,290
Continental Airlines Pass-Through Certificates, 6.13%, 04/29/18	397	412
Countrywide Asset-Backed Certificates REMIC, 0.34%, 03/25/37 (c)	642	600
Credit Suisse Commercial Mortgage Trust REMIC, 5.90%, 07/15/17 (c)	200	209
DCP Rights LLC, 5.46%, 10/25/21 (b) (e)	270	270
Flatiron CLO Ltd.
4.73%, 10/25/24 (b) (c)	250	249
1.63%, 01/17/26 (b) (c)	345	341
Galaxy XII CLO Ltd., 2.83%, 05/19/23 (b) (c)	250	251
Hilton USA Trust REMIC, 5.22%, 11/05/18 (b) (c)	374	383
ING IM CLO Ltd., 4.98%, 10/15/22 (b) (c)	250	248
ING Investment Management Co., 2.93%, 01/18/26 (b) (c)	255	242
KKR CLO Trust, 1.38%, 07/15/25 (b) (c)	500	488
LB-UBS Commercial Mortgage Trust REMIC
5.85%, 06/15/38 (c)	290	300
5.48%, 02/15/40	730	759
Madison Park Funding I Ltd., 2.98%, 10/23/25 (b) (c)	320	307
Mountain Hawk CLO Ltd., 1.39%, 07/22/24 (b) (c)	460	450
North End CLO Ltd., 3.73%, 07/17/25 (b) (c)	250	233
Octagon Investment Partners XVIII Ltd., 3.93%, 12/16/24 (b) (c)	250	237
OHA Credit Partners VI Ltd., 4.73%, 05/15/23 (b) (c)	350	351
OHA Credit Partners VII Ltd., 1.65%, 11/20/23 (b) (c)	315	314
OneMain Financial Issuance Trust, 2.43%, 08/18/17 (b) (e)	410	410
OZLM Funding Ltd., 3.43%, 07/22/25 (b) (c)	750	687
RAIT Preferred Funding II Ltd. REMIC, 0.46%, 06/25/45 (b) (c)	208	194
SLM Private Education Loan Trust
2.41%, 05/15/19 (b) (c)	630	668
3.00%, 12/15/19 (b)	360	350
Tyron Park CLO Ltd., 3.73%, 07/15/25 (b) (c)	500	471
United Air Lines Inc. Pass-Through Trust, 4.30%, 08/15/25	860	889
United Airlines Pass-Through Trust, 4.63%, 09/03/22	520	511
US Airways Pass-Through Trust
5.45%, 06/03/18	2,700	2,727
8.00%, 10/01/19	206	232
6.75%, 06/03/21	627	669
5.38%, 11/15/21 (o)	1,602	1,639
Wachovia Bank Commercial Mortgage Trust REMIC, 5.94%, 02/15/51 (c)	350	367
		26,174
Total Non-U.S. Government Agency Asset-Backed Securities (cost $53,757)		51,329

CORPORATE BONDS AND NOTES - 63.7%

BARBADOS - 0.1%
Columbus International Inc., 7.38%, 03/30/21 (b)	490	510

BRAZIL - 0.6%
Petrobras Global Finance BV
4.88%, 03/17/20	550	515
5.38%, 10/01/29, GBP	145	180
6.63%, 01/16/34, GBP	420	566
7.25%, 03/17/44	925	913
		2,174
CANADA - 0.5%
1011778 BC Unltd. Liability Corp., 6.00%, 04/01/22 (b)	465	477
Air Canada, 6.75%, 10/01/19 (b)	875	910
CEVA Logisitics Term Loan, 6.50%, 03/18/21 (c)	9	8
Hudson’s Bay Co. Initial Term Loan, 4.75%, 10/07/20 (c)	37	37
NOVA Chemicals Corp., 5.00%, 05/01/25 (b)	120	119
Valeant Pharmaceuticals International, 6.75%, 08/15/18 (b)	393	418
		1,969
CHILE - 0.1%
VTR Finance BV, 6.88%, 01/15/24 (b)	265	270

CZECH REPUBLIC - 0.2%
CE Energy A/S, 7.00%, 02/01/21 (d), EUR	335	404
RPG Byty Sro, 6.75%, 05/01/20 (d), EUR	400	499
		903
DENMARK - 0.3%
Nets Holdings A/S Term Loan, 4.25%, 05/14/21 (c), EUR	1,050	1,249

FRANCE - 3.3%
AXA SA, 3.88%, (callable at 100 beginning 10/08/25) (d) (f), EUR	600	730

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
BNP Paribas Cardif SA, 4.03%, (callable at 100 beginning 11/25/25) (f), EUR	700	851
BNP Paribas SA, 2.62%, 10/14/27 (c) (d), EUR	1,050	1,278
Credit Agricole SA, 3.88%, 04/15/24 (b)	1,075	1,111
Electricite de France, 5.00%, (callable at 100 beginning 01/22/26) (d) (f), EUR	500	671
Electricite de France SA, 4.25%, (callable at 100 beginning 01/29/20) (d) (f), EUR	500	651
Kerneos Tech Group SAS
4.83%, 03/01/21 (c) (d), EUR	130	157
5.75%, 03/01/21 (d), EUR	179	221
Lion/Seneca France 2, 7.88%, 04/15/19 (d), EUR	540	562
Numericable Group SA
4.88%, 05/15/19 (b)	475	471
5.38%, 05/15/22 (d), EUR	745	930
5.63%, 05/15/24 (d), EUR	595	745
6.25%, 05/15/24 (b)	270	272
Numericable Group SA Term Loan, 4.50%, 04/23/20 (c), EUR	720	866
Orange SA
4.00% (callable at 100 beginning 10/01/21) (d) (f), EUR	175	220
4.25% (callable at 100 beginning 02/07/20) (d) (f), EUR	500	638
5.00% (callable at 100 beginning 10/01/26) (d) (f), EUR	375	481
Plastic Omnium SA, 2.88%, 05/29/20, EUR	600	772
SGD Group SAS, 5.63%, 05/15/19 (d), EUR	435	513
THOM Europe SAS, 7.38%, 07/15/19 (d), EUR	450	517
		12,657
GERMANY - 5.6%
Bayerische Landesbank, 0.89%, 02/07/19 (c) (d), EUR	600	680
Commerzbank AG, 7.75%, 03/16/21, EUR	1,500	2,219
Deutsche Annington Finance BV, 4.00%, (callable at 100 beginning 12/17/21) (d) (f), EUR	600	733
Deutsche Bank AG, 7.50%, (callable at 100 beginning 04/30/25) (f)	800	768
Deutsche Rastatten Grupp IV GmbH, 6.75%, 12/30/20 (d), EUR	100	128
Fresenius Finance BV, 3.00%, 02/01/21 (d), EUR	1,120	1,462
FTE Verwaltungs GmbH, 9.00%, 07/15/20 (d), EUR	430	507
Grand City Properties SA, 2.00%, 10/29/21 (d), EUR	400	482
HSH Nordbank AG
7.25% (callable at 100 beginning 12/30/14) (f)	1,400	500
0.88%, 02/14/17 (c), EUR	513	511
0.92%, 02/14/17 (c) (d), EUR	1,484	1,477
Mahle GmbH, 2.50%, 05/14/21 (d), EUR	375	468
Merck KGaA, 2.62%, 12/12/74 (d), EUR	525	642
Pfleiderer GmbH, 7.88%, 08/01/19 (d), EUR	251	289
Schaeffler (INA Beteiligung GmbH) Term Loan B, 4.25%, 05/15/20 (c), EUR	570	690
Schaeffler Holding Finance BV
6.25%, 11/15/19 (b) (g)	200	206
5.75%, 11/15/21 (d) (g), EUR	480	619
6.75%, 11/15/22 (b) (g)	228	238
Trionista Holdco GmbH, 5.00%, 04/30/20 (d), EUR	100	125
Unitymedia Hessen GmbH & Co. KG
5.63%, 04/15/23 (d), EUR	100	131
4.00%, 01/15/25 (d), EUR	1,039	1,281
6.25%, 01/15/29 (d), EUR	300	412
Volkswagen International Finance NV
5.50%, 11/09/15 (b) (h), EUR	400	535
5.50%, 11/09/15 (d) (h), EUR	4,700	6,290
		21,393
INDIA - 0.1%
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 07/15/21 (d), EUR	455	539

IRELAND - 2.1%
Allied Irish Banks Plc, 2.75%, 04/16/19 (d), EUR	1,300	1,654
Ardagh Packaging Finance Plc, 4.25%, 01/15/22 (d), EUR	868	1,035
Bank of Ireland
3.25%, 01/15/19 (d), EUR	1,160	1,505
4.25%, 06/11/24 (d), EUR	1,800	2,151
DEPFA Bank Plc, 0.78%, 12/15/15 (c), EUR	1,472	1,697
		8,042
ITALY - 7.5%
Arianna SPV Srl, 3.60%, 04/20/19 (d), EUR	1,619	2,041
Astaldi SpA, 7.13%, 12/01/20 (d), EUR	608	751
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/21 (d), EUR	1,150	1,514
2.88%, 07/16/25 (d), EUR	770	1,000
Banco Popolare SC, 3.50%, 03/14/19 (d), EUR	850	1,072
CNH Industrial Finance Europe SA, 2.75%, 03/18/19 (d), EUR	675	828
Enel SpA, 6.50%, 01/10/74 (d), EUR	500	665
FGA Capital Ireland Plc, 2.63%, 04/17/19 (d), EUR	425	533
Intesa Sanpaolo SpA, 3.50%, 01/17/22 (d), EUR	620	852
Mediobanca SpA, 2.25%, 03/18/19 (d), EUR	925	1,172
Rhino Bondco SpA, 7.25%, 11/15/20 (d), EUR	1,000	1,239
Snai SpA, 7.63%, 06/15/18 (d), EUR	170	207
Telecom Italia Capital SA, 7.72%, 06/04/38	350	390
Telecom Italia Finance SA
6.13%, 11/15/16 (d) (h), EUR	3,000	4,254
7.75%, 01/24/33, EUR	910	1,460
Telecom Italia SpA
4.50%, 01/25/21 (d), EUR	400	529
5.88%, 05/19/23, GBP	550	930
UniCredit SpA
6.75% (callable at 100 beginning 09/10/21) (d) (f), EUR	200	234
3.25%, 01/14/21 (d), EUR	1,580	2,091
6.95%, 10/31/22 (d), EUR	620	882
5.75%, 10/28/25 (d), EUR	1,970	2,576
Unione di Banche Italiane SCpA, 2.88%, 02/18/19 (d), EUR	900	1,160
Wind Acquisition Finance SA
4.00%, 07/15/20 (d), EUR	1,453	1,725
4.08%, 07/15/20 (c) (d), EUR	370	427
		28,532
JAMAICA - 0.1%
Digicel Ltd., 6.00%, 04/15/21 (b)	252	236

JERSEY - 0.4%
Atrium European Real Estate Ltd., 4.00%, 04/20/20 (d), EUR	800	1,030
Enterprise Funding Ltd., 3.50%, 09/10/20 (d) (h), GBP	300	430
		1,460

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
LUXEMBOURG - 2.1%
Aguila 3 SA, 7.88%, 01/31/18 (b)	440	426
Altice Financing SA, 6.50%, 01/15/22 (b)	350	342
Altice SA
7.25%, 05/15/22 (d), EUR	1,115	1,366
7.75%, 05/15/22 (b)	280	280
APERAM, 0.63%, 07/08/21 (d) (h)	800	795
Atalaya Luxco, 11.50%, 05/30/20 (d) (e) (g) (i), EUR	897	1,118
Avago Technologies Term Loan, 3.75%, 04/01/21 (c)	672	669
Bilbao Luxembourg SA, 10.50%, 12/01/18 (d) (g), EUR	317	399
Intralot Finance Luxembourg SA, 9.75%, 08/15/18 (d), EUR	700	867
IVS F. SpA, 7.13%, 04/01/20 (d), EUR	110	136
Mallinckrodt International Finance SA Term Loan B, 3.25%, 02/24/21 (c)	203	199
Siemens Audiology Solutions Term Loan B, 0.00%, 12/31/21 (j), EUR	430	522
Telenet Finance V Luxembourg SCA, 6.25%, 08/15/22 (d), EUR	100	132
Xefin Lux SCA, 3.83%, 06/01/19 (c) (d), EUR	705	853
		8,104
MEXICO - 0.3%
Cemex SAB de CV
4.75%, 01/11/22 (d), EUR	585	693
5.70%, 01/11/25 (b)	390	378
		1,071
NETHERLANDS - 1.9%
Achmea BV, 6.00%, 04/04/43 (c) (d), EUR	200	276
Achmea Hypotheekbank NV, 2.75%, 02/18/21 (d), EUR	500	664
Action Holding BV Term Loan B, 0.00%, 01/31/21 (j), EUR	680	823
Bureau Van Dijk Term Loan B
4.19%, 09/15/21 (c), EUR	465	562
5.22%, 09/15/21 (c), GBP	270	419
CEVA Logisitics Term Loan, 6.50%, 03/18/21 (c)	51	48
Constellium NV, 8.00%, 01/15/23 (b)	250	249
Hema Bondco I BV, 6.25%, 06/15/19 (d), EUR	100	102
NXP BV
3.75%, 06/01/18 (b)	1,140	1,140
5.75%, 02/15/21 (b)	200	210
NXP Semiconductor NV, 1.00%, 12/01/19 (b) (h)	550	563
TMF Group Holding BV, 9.88%, 12/01/19 (d), EUR	320	398
Ziggo BV Term Loan B-1, 3.50%, 01/15/22 (c), EUR	483	572
Ziggo BV Term Loan B-2, 3.50%, 01/15/22 (c), EUR	311	369
Ziggo BV Term Loan B-3, 3.75%, 01/15/22 (c), EUR	875	1,036
		7,431
POLAND - 0.2%
Play Finance 1 SA, 6.50%, 08/01/19 (d), EUR	310	398
Play Finance 2 SA, 5.25%, 02/01/19 (d), EUR	170	213
		611
PORTUGAL - 1.1%
Banco Espirito Santo SA
2.63%, 05/08/17 (d), EUR	400	450
4.75%, 01/15/18 (d), EUR	900	1,067
4.00%, 01/21/19 (d), EUR	900	1,054
Galp Energia SGPS SA
4.13%, 01/25/19, EUR	800	1,007
3.00%, 01/14/21 (d), EUR	700	834
		4,412
SPAIN - 4.5%
Abengoa Finance SAU, 6.00%, 03/31/21 (d), EUR	209	215
Aldesa Financial Services SA, 7.25%, 04/01/21 (d), EUR	195	199
Banco Bilbao Vizcaya Argentaria SA
7.00% (callable at 100 beginning 02/19/19) (d) (f), EUR	600	740
9.00% (callable at 100 beginning 05/09/18) (d) (f)	600	642
Banco Popular Espanol SA, 11.50%, (callable at 100 beginning 10/10/18) (d) (f), EUR	700	964
Banco Santander SA, 6.25%, (callable at 100 beginning 03/12/19) (d) (f), EUR	400	472
Bankia SA
3.50%, 01/17/19 (d), EUR	2,400	3,134
4.00%, 05/22/24 (d), EUR	2,900	3,428
BPE Financiaciones SA, 2.50%, 02/01/17 (d), EUR	700	864
CaixaBank SA
4.50%, 11/22/16 (d) (h), EUR	1,100	1,200
5.00%, 11/14/23 (d), EUR	900	1,168
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18 (d), EUR	190	236
Gas Natural Fenosa Finance BV, 4.12%, (callable at 100 beginning 11/18/22) (d) (f), EUR	400	497
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20 (d), EUR	416	519
Telefonica Europe BV
4.20% (callable at 100 beginning 12/04/19) (d) (f), EUR	800	980
5.00% (callable at 100 beginning 03/31/20) (d) (f), EUR	500	631
Telefonica SA, 6.00%, 07/24/17 (d) (h), EUR	1,000	1,243
		17,132
SWEDEN - 0.2%
Volvo Treasury AB, 4.20%, 06/10/75 (d), EUR	600	727

SWITZERLAND - 0.8%
Credit Suisse AG, 5.75%, 09/18/25 (d), EUR	280	383
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (b) (f)	975	938
UBS AG
4.75%, 05/22/23 (d)	300	303
5.13%, 05/15/24 (d)	775	778
4.75%, 02/12/26 (d), EUR	665	861
		3,263
UNITED KINGDOM - 4.2%
AA Bond Co. Ltd., 9.50%, 07/31/19 (d), GBP	390	668
Annington Finance No. 5 Plc, 13.00%, 01/15/23 (d) (g), GBP	300	580
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (f), EUR	675	850
8.25% (callable at 100 beginning 12/15/18) (f)	498	510
Bestway UK Holdco Ltd. Term Loan B, 5.39%, 09/25/21 (c), GBP	560	872

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Boparan Finance Plc, 4.38%, 07/15/21 (d), EUR	105	106
CEVA Group Plc Term Loan
6.50%, 03/12/21 (c)	71	66
6.50%, 03/12/21 (c)	49	46
Coventry Building Society, 6.37%, (callable at 100 beginning 11/01/19) (d) (f), GBP	200	298
Debenhams Plc, 5.25%, 07/15/21 (d), GBP	300	455
HBOS Capital Funding LP, 6.85%, (callable at 100 beginning 12/23/14) (f)	130	131
House of Fraser Funding Plc, 8.88%, 08/15/18 (d), GBP	363	594
Iglo Foods Midco Ltd. Term Loan, 5.25%, 06/30/20 (c), GBP	518	776
Lloyds Banking Group Plc, 6.37%, (callable at 100 beginning 06/27/20) (d) (f), EUR	949	1,167
Marks & Spencer Plc, 4.75%, 06/12/25 (d), GBP	260	446
Pension Insurance Corp. Plc, 6.50%, 07/03/24 (d), GBP	175	281
Punch Taverns Finance B Ltd., 5.94%, 09/30/22, GBP	280	432
Punch Taverns Finance Plc
0.56%, 07/15/21 (c) (d), GBP	720	988
6.06%, 10/15/27 (c) (d) (i), GBP	528	798
RAC Finance Holdings Ltd. Term Loan
0.00%,11/30/21 (j), GBP	980	1,518
0.00%,11/30/22 (j), GBP	490	765
Saga Mid Co. Ltd. Term Loan, 0.00%, 04/25/19 (j), GBP	673	986
Virgin Media Investment Holdings Ltd. Term Loan, 4.25%, 06/30/23 (c), GBP	660	1,014
Virgin Media Secured Finance Plc, 6.00%, 04/15/21 (d), GBP	105	172
Vougeot Bidco Plc, 7.88%, 07/15/20 (d), GBP	378	610
Voyage Care Bondco Plc, 11.00%, 02/01/19 (d), GBP	450	750
		15,879
UNITED STATES OF AMERICA - 27.4%
Actavis Funding SCS
3.85%, 06/15/24	870	874
4.85%, 06/15/44	92	93
Activision Blizzard Inc. Term Loan B, 3.25%, 09/15/20 (c)	275	275
ADT Corp.
2.25%, 07/15/17	75	73
4.13%, 04/15/19	87	86
5.25%, 03/15/20	273	276
Advanced Micro Devices Inc., 6.75%, 03/01/19	95	89
Advantage Sales and Marketing Inc. Term Loan
4.25%, 07/07/20 (c)	9	9
4.25%, 07/07/20 (c)	270	267
AECOM Technology Corp.
5.75%, 10/15/22 (b)	207	212
5.88%, 10/15/24 (b)	140	143
Alcatel-Lucent USA Inc, 6.75%, 11/15/20 (b)	365	385
Alliance Laundry Systems Term Loan B, 4.25%, 04/20/20 (c)	217	214
Ally Financial Inc, 5.13%, 09/30/24	325	330
Ally Financial Inc.
3.75%, 11/18/19	275	271
8.00%, 11/01/31	188	240
AMAYA Holdings BV Term Loan
5.00%, 07/29/21 (c)	274	271
8.00%, 07/28/22 (c)	385	379
American Builders & Contractors Supply Co. Inc. Term Loan, 3.50%, 04/16/20 (c)	97	94
American Capital Ltd., 6.50%, 09/15/18 (b)	567	593
American Energy Marcellus Term Loan, 8.50%, 07/07/21 (c) (e)	757	689
Amsurg Corp., 5.63%, 07/15/22 (b)	478	490
Anadarko Petroleum Corp., 0.00%, 10/10/36 (k)	8,370	3,175
Anixter Inc., 5.13%, 10/01/21	575	575
Antero Resources Corp., 5.13%, 12/01/22 (b)	200	189
ARC Properties Operating Partnership LP, 2.00%, 02/06/17	100	95
Arysta Lifescience Corp. Term Loan B, 4.50%, 05/20/20 (c)	182	181
AT&T Inc., 0.00%, 11/27/22 (b) (k)	3,000	2,339
B/E Aerospace Inc. Term Loan, 4.00%, 11/12/21 (c)	115	114
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (f)	1,725	1,705
6.50% (callable at 100 beginning 10/23/24) (f)	1,110	1,130
Barrick Gold Corp., 4.10%, 05/01/23	1,470	1,431
Becton Dickinson and Co., 2.68%, 12/15/19	380	385
Belden Inc., 5.50%, 04/15/23 (d), EUR	406	510
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (b)	500	498
3.50%, 02/01/25 (b)	485	488
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 06/15/17 (b)	227	221
Biomet Inc. Incremental Term Loan, 3.66%, 07/25/17 (c)	181	180
BJ’s Wholesale Club Term Loan, 4.50%, 09/26/19 (c)	288	282
Blackstone CQP Holdco LP, 9.30% , 03/31/19 (d) (i)	642	640
BMC Software Finance Inc., 8.13%, 07/15/21 (b)	60	56
BMC Software Finance Inc. Term Loan, 5.00%, 08/09/20 (c)	296	287
Bright Horizons Family Solutions LLC Term Loan B, 3.75%, 01/30/20 (c)	246	242
Brocade Communications Systems Inc., 4.63%, 01/15/23	125	120
Building Materials Corp. of America, 5.38%, 11/15/24 (b)	430	429
Burger King NewCo Term Loan B, 4.50%, 09/23/21 (c)	395	393
Caesars Entertainment Corp. Term Loan, 9.75%, 01/28/18 (c)	736	635
Caesars Entertainment Operating Co. 1st Lien Term Loan, 6.99%, 01/28/18 (c)	386	337
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20	346	256
Caesars Entertainment Resort Properties LLC Term Loan B, 7.00%, 09/17/20 (c)	975	907
California Resources Corp.
5.50%, 09/15/21 (b)	385	329
6.00%, 11/15/24 (b)	613	518
Calpine Corp.
5.38%, 01/15/23	516	521
5.75%, 01/15/25	546	553
Catalent Pharma Solutions Inc. Term Loan, 4.25%, 04/30/21 (c)	224	222
CCOH Safari LLC
5.50%, 12/01/22	326	331
5.75%, 12/01/24	453	458

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CDK Global Inc., 4.50%, 10/15/24 (b)	500	507
CDW LLC, 5.50%, 12/01/24	336	336
Cengage Learning Acquisitions Inc. Term Loan, 7.00%, 02/20/20 (c)	760	752
Charter Communications Term Loan, 4.25%, 08/12/21 (c)	830	835
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (f)	436	425
5.95% (callable at 100 beginning 01/30/23) (f)	554	546
Coinmach Corp. Term Loan, 4.25%, 11/14/19 (c)	370	364
Community Health Systems Inc. Term Loan D, 4.25%, 01/15/21 (c)	525	523
Concho Resources Inc., 5.50%, 04/01/23	190	191
CONSOL Energy Inc., 5.88%, 04/15/22 (b)	215	200
Constellation Brands Inc., 3.88%, 11/15/19	158	159
Continental Building Products LLC Term Loan B, 4.00%, 08/14/20 (c)	233	229
Continental Resources Inc., 4.90%, 06/01/44	50	42
Cox Communications Inc., 3.85%, 02/01/25 (b)	2,273	2,294
CPG International Inc. Term Loan, 4.75%, 09/13/20 (c)	370	364
D.R. Horton Inc., 3.75%, 03/01/19	325	322
Dell Inc. Term Loan B, 3.75%, 09/24/18 (c)	793	789
DIRECTV Holdings LLC, 3.95%, 01/15/25	1,495	1,507
DISH DBS Corp., 5.88%, 11/15/24 (b)	276	277
Dynegy Finance I Inc.
6.75%, 11/01/19 (b)	500	509
7.38%, 11/01/22 (b)	495	504
Eastman Chemical Co., 4.65%, 10/15/44	1,150	1,177
Energy Future Intermediate Holding Co. LLC Term Loan, 4.25%, 04/28/16 (c)	230	230
Equinix Inc.
5.38%, 01/01/22	361	364
5.75%, 01/01/25	250	252
Fifth Third Bancorp, 5.10%, (callable at 100 beginning 06/30/23) (f)	1,100	1,019
First Data Corp. New Term Loan, 3.66%, 03/24/17 (c)	110	108
First Data Corp. Replacement Term Loan, 3.67%, 03/23/18 (c)	1,030	1,009
First Data Corp. Term Loan B, 3.67%, 09/24/18 (c)	25	24
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (b)	500	495
Forest Laboratories Inc., 5.00%, 12/15/21 (b)	1,320	1,429
Freeport-McMoRan Inc.
4.00%, 11/14/21	284	281
4.55%, 11/14/24	1,074	1,043
Freescale Semiconductor Inc., 5.00%, 05/15/21 (b)	250	250
Freescale Semiconductor Inc. Term Loan B-5, 5.00%, 01/15/21 (c)	202	202
Frontier Communications Corp., 6.25%, 09/15/21	145	146
Gannett Co. Inc.
4.88%, 09/15/21 (b)	250	248
5.50%, 09/15/24 (b)	110	110
Gas Natural Fenosa Term Loan, 5.02%, 07/31/21 (c), EUR	1,000	1,204
Gates Global LLC, 5.75%, 07/15/22 (d), EUR	100	112
Gates Global LLC US Term Loan B, 4.25%, 07/03/21 (c)	554	538
General Motors Co., 5.20%, 04/01/45	355	375
Genworth Financial Inc.
6.52%, 05/22/18	780	795
7.70%, 06/15/20	290	289
Genworth Holdings Inc.
7.20%, 02/15/21	1,108	1,079
4.90%, 08/15/23	150	121
Greektown Holdings LLC, 8.88%, 03/15/19 (b)	190	190
Grifols Worldwide Operations USA Inc. Term Loan, 3.17%, 03/03/21 (c)	496	488
HCA Inc.
4.25%, 10/15/19	565	573
5.25%, 04/15/25	665	695
HD Supply Inc.
7.50%, 07/15/20	212	222
5.25%, 12/15/21 (b)	580	590
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20 (c)	660	651
Hospira Inc., 5.20%, 08/12/20	830	890
Huntington Ingalls Industries Inc., 5.00%, 12/15/21 (b)	281	286
Huntsman International LLC, 5.13%, 11/15/22 (b)	75	74
Icahn Enterprises LP, 5.88%, 02/01/22	280	281
IMS Health Inc. Term Loan B, 3.50%, 03/05/21 (c)	337	329
ING US Inc., 5.65%, 05/15/53 (c)	1,615	1,599
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/01/24	475	472
Interactive Data Corp. Term Loan, 4.75%, 04/30/21 (c)	299	296
J. Crew Group Inc. New Term Loan B, 4.00%, 02/26/21 (c)	169	159
Jefferies Group LLC, 6.50%, 01/20/43	537	548
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (f)	600	587
6.10% (callable at 100 beginning 10/01/24) (f)	500	499
6.12% (callable at 100 beginning 04/30/24) (f)	360	359
6.75% (callable at 100 beginning 02/01/24) (f)	1,521	1,607
KLA-Tencor Corp., 4.65%, 11/01/24	1,895	1,962
La Quinta Intermediate Holdings LLC Term Loan B, 4.00%, 02/18/21 (c)	543	535
Lennar Corp., 4.50%, 11/15/19	373	370
Level 3 Financing Inc., 6.13%, 01/15/21	549	568
Level 3 Financing Inc. Term Loan B-5, 4.50%, 01/31/22 (c)	250	250
MacDermid Inc. Term Loan, 4.00%, 06/15/20 (c)	493	482
Mallinckrodt International Finance SA, 5.75%, 08/01/22 (b)	300	308
Meccanica Holdings USA Inc.
6.25%, 07/15/19 (b)	510	556
7.38%, 07/15/39 (b)	230	237
6.25%, 01/15/40 (b)	1,120	1,064
Medtronic Inc.
2.50%, 03/15/20 (b)	1,225	1,228
3.15%, 03/15/22 (b)	605	615
Micron Technology Inc., 5.50%, 02/01/25 (b)	1,015	1,025
Mitchell International Inc. Term Loan B, 4.50%, 09/27/20 (c)	184	181
Mondelez International Inc. Term Loan B-1, 4.25%, 07/04/21 (c), EUR	1,730	2,082

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (f)	1,685	1,688
2.38%, 03/31/21, EUR	910	1,183
MSCI Inc., 5.25%, 11/15/24 (b)	238	246
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20 (c)	366	358
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29 (b)	605	612
Nuance Communications Inc., 5.38%, 08/15/20 (b)	85	85
Och-Ziff Finance Co. LLC, 4.50%, 11/20/19 (b)	365	360
Offshore Group Investment Ltd. Term Loan, 5.75%, 03/28/19 (c)	103	77
Omnicare Inc.
4.75%, 12/01/22	38	38
5.00%, 12/01/24	24	25
Ortho-Clinical Diagnostics Inc. 1st Lien Term Loan, 4.75%, 04/29/21 (c)	224	220
Owens-Brockway Glass Container Inc., 5.00%, 01/15/22 (b)	250	255
Oxea Finance & Cy SCA Term Loan, 8.25%, 07/15/20 (c)	90	85
Oxea Finance & Cy SCA Term Loan B-2, 4.25%, 11/30/19 (c)	505	482
Par Pharmaceutical Companies Inc. Term Loan, 4.00%, 09/28/19 (c)	247	240
Party City Holdings Inc. Term Loan, 4.00%, 07/27/19 (c)	639	624
Pinnacle Foods Finance LLC Term Loan G, 3.50%, 04/15/20 (c)	432	419
QVC Inc.
3.13%, 04/01/19	230	230
4.85%, 04/01/24	1,025	1,044
Radian Group Inc., 5.50%, 06/01/19	930	953
RBS Global Inc. and Rexnord Corp. Term Loan B, 4.00%, 08/15/20 (c)	227	222
Realogy Group LLC, 7.63%, 01/15/20 (b)	186	199
Regency Energy Partners LP, 5.00%, 10/01/22	340	321
Reynolds American Inc., 4.75%, 11/01/42	1,690	1,640
Reynolds Group Holdings Inc. New Dollar Term Loan, 4.00%, 11/26/18 (c)	99	97
RSP Permian Inc., 6.63%, 10/01/22 (b)	174	162
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (l)	174	171
6.25%, 03/15/22	276	280
5.75%, 05/15/24	100	98
Sabine Pass LNG LP, 7.50%, 11/30/16	118	123
Sabre Inc. Term Loan B, 4.00%, 02/19/19 (c)	275	269
Salix Pharmaceuticals Ltd., 6.00%, 01/15/21 (b)	475	484
Salix Pharmaceuticals Ltd. Term Loan, 4.25%, 01/02/20 (c)	434	428
Sanchez Energy Corp., 6.13%, 01/15/23 (b)	247	207
SBA Communications Corp., 4.88%, 07/15/22 (b)	275	265
Seagate HDD Cayman, 4.75%, 01/01/25 (b)	520	537
Sealed Air Corp., 5.13%, 12/01/24 (b)	252	255
Sequa Corp. Term Loan, 5.25%, 05/15/17 (c)	563	546
ServiceMaster Co LLC Term Loan, 4.25%, 06/24/21 (c)	529	518
Sprint Communications Inc., 9.00%, 11/15/18 (b)	189	215
Sprint Corp.
7.88%, 09/15/23	500	494
7.13%, 06/15/24	207	193
State Street Capital Trust IV, 1.24%, 06/15/37 (c)	1,810	1,502
Steel Dynamics Inc., 5.13%, 10/01/21 (b)	275	280
Surgery Center Holding Corp. Term Loan, 5.25%, 07/16/20 (c)	85	83
T-Mobile USA Inc.
6.63%, 04/28/21	172	177
6.73%, 04/28/22	79	81
6.00%, 03/01/23	81	81
6.50%, 01/15/24	240	246
6.38%, 03/01/25	340	345
Tenet Healthcare Corp.
5.00%, 03/01/19 (b)	375	375
6.00%, 10/01/20	247	265
8.13%, 04/01/22	324	362
Tesoro Logistics LP, 6.25%, 10/15/22 (b)	112	112
TIBCO Software Inc. Term Loan, 6.50%, 11/24/20 (c)	315	305
TransDigm Inc.
6.00%, 07/15/22	230	229
6.50%, 07/15/24	300	301
Travelport Finance SARL Term Loan B, 6.00%, 08/11/21 (c)	645	643
Twitter Inc., 1.00%, 09/15/21 (b) (h)	140	122
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)	184	170
Union Pacific Railroad Co. Pass-Through Trust, 3.23%, 05/14/26	500	502
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20 (c)	297	290
Valeant Pharmaceuticals International Inc. Term Loan, 3.50%, 12/11/19 (c)	172	171
Verizon Communications Inc.
5.15%, 09/15/23	2,260	2,496
3.50%, 11/01/24	200	196
4.40%, 11/01/34	675	671
Weyerhaeuser Real Estate Co.
4.38%, 06/15/19 (b)	200	197
5.88%, 06/15/24 (b)	135	135
Williams Cos. Inc., 4.55%, 06/24/24	1,725	1,604
Wilsonart LLC Initial Term Loan, 4.00%, 11/01/19 (c)	295	286
Wise Metals Group LLC, 8.75%, 12/15/18 (b)	455	478
WPX Energy Inc., 6.00%, 01/15/22	100	96
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)	110	113
		104,380
VENEZUELA - 0.1%
Petroleos de Venezuela SA
5.25%, 04/12/17 (d)	330	148
6.00%, 11/15/26 (d)	300	110
		258
Total Corporate Bonds and Notes (cost $251,592)		243,202

GOVERNMENT AND AGENCY OBLIGATIONS - 9.6%

CROATIA - 0.1%
Croatia Government International Bond, 3.88%, 05/30/22 (d), EUR	260	323

HUNGARY - 0.1%
Hungary Government International Bond, 5.38%, 03/25/24	320	346

INDONESIA - 0.2%
Indonesia Government International Bond
2.88%, 07/08/21 (d), EUR	260	318
6.75%, 01/15/44 (d)	290	359
		677

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
ITALY - 0.8%
Italy Buoni Poliennali Del Tesoro
5.50%, 11/01/22, EUR	800	1,245
2.50%, 12/01/24, EUR	1,510	1,928
		3,173
PORTUGAL - 0.5%
Portugal Government International Bond
3.50%, 03/25/15 (d)	1,250	1,259
5.13%, 10/15/24 (d)	725	762
		2,021
ROMANIA - 0.1%
Romania Government International Bond, 3.63%, 04/24/24 (d), EUR	240	318

RUSSIAN FEDERATION - 0.2%
Russia Government International Bond, 7.50%, 03/31/30 (d)	655	679

SERBIA - 0.1%
Republic of Serbia, 5.88%, 12/03/18 (d)	320	334

SLOVENIA - 0.1%
Slovenia Government Bond, 4.63%, 09/09/24 (d), EUR	240	353

UNITED STATES OF AMERICA - 7.4%
U.S. Treasury Bond
3.38%, 05/15/44	2,010	2,264
3.13%, 08/15/44	3,294	3,546
3.00%, 11/15/44	15	16
U.S. Treasury Note
1.00%, 09/15/17 - 12/15/17	5,035	5,025
1.75%, 09/30/19	8	8
1.50%, 11/30/19 (o)	9,978	9,912
1.88%, 11/30/21	135	134
2.13%, 12/31/21	430	434
2.25%, 11/15/24	6,782	6,828
		28,167
VENEZUELA - 0.0%
Venezuela Government International Bond, 11.75%, 10/21/26 (d)	100	49
Total Government and Agency Obligations (cost $36,451)		36,440

TRUST PREFERREDS - 0.1%

UNITED STATES OF AMERICA - 0.1%
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/13/15) (f)	6	154
RBS Capital Funding Trust VII, 6.08%, (callable at 25 beginning 02/13/15) (f)	6	154
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (f)	5	132
Total Trust Preferreds (cost $401)		440

PREFERRED STOCKS - 2.6%

GERMANY - 0.3%
Volkswagen AG	6	1,280

UNITED KINGDOM - 0.1%
Royal Bank of Scotland Group Plc - ADR, 6.60%, (callable at 25 beginning 02/13/15) (f)	8	208
Royal Bank of Scotland Group Plc - ADR, 6.13%, (callable at 25 beginning 02/13/15) (f)	2	40
		248
UNITED STATES OF AMERICA - 2.2%
Citigroup Inc., 6.88%, (callable at 25 beginning 11/15/23) (f)	124	3,296
Goldman Sachs Group Inc., 6.38%, (callable at 25 beginning 05/10/24) (f)	48	1,244
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (f)	53	1,296
United Technologies Corp., 7.50%, 08/01/15	19	1,149
Wells Fargo & Co., 5.85%, (callable at 25 beginning 09/15/23) (f)	62	1,583
		8,568
Total Preferred Stocks (cost $10,327)		10,096

PURCHASED OPTIONS - 0.0%
Bank of America Corp. Put Option, Strike Price 16.5, Expiration 01/23/15	140	1
Barrick Gold Corp. Put Option, Strike Price 20, Expiration 01/15/16	154	4
Caterpillar Inc. Put Option, Strike Price 92.5, Expiration 02/20/15	15	6
Citigroup Inc. Put Option, Strike Price 53, Expiration 01/23/15	100	8
Ebay Inc. Call Option, Strike Price 60, Expiration 02/20/15	25	2
Euro Stoxx 50 Index Put Option, Strike Price EUR 3,150, Expiration 01/16/15	55	42
iShares Russell 2000 ETF Put Option, Strike Price 115.5, Expiration 01/30/15	30	4
iShares U.S. Preferred Stock ETF Put Option, Strike Price 39, Expiration 01/17/15	115	1
JPMorgan Chase & Co. Put Option, Strike Price 59.5, Expiration 01/30/15	60	4
Kinder Morgan Inc. Put Option, Strike Price 40, Expiration 01/17/15	40	1
Market Vectors Semiconductor ETF Put Option, Strike Price 100, Expiration 01/17/15	70	1
Micron Tehcnology Inc. Put Option, Strike Price 33.50, Expiration 01/23/15	45	4
Micron Tehcnology Inc. Put Option, Strike Price 34, Expiration 01/30/15	15	2
PowerShares QQQ Trust Call Option, Strike Price 108, Expiration 02/20/15	17	1
PowerShares QQQ Trust Put Option, Strike Price 101, Expiration 01/23/15	55	6
PowerShares QQQ Trust Put Option, Strike Price 88, Expiration 02/20/15	17	—
Put Swaption, 3-Month LIBOR versus 2.10% fixed, Expiration 03/04/15, CIT	2,400,000	5
Put Swaption, 3-Month LIBOR versus 2.10% fixed, Expiration 03/04/15, CIT	4,700,000	10
Put Swaption, 3-Month LIBOR versus 2.10% fixed, Expiration 03/04/15, JPM	2,280,000	5
Put Swaption, 3-Month LIBOR versus 2.85% fixed, Expiration 03/04/15, CIT	5,300,000	3
Put Swaption, 3-Month LIBOR versus 2.85% fixed, Expiration 03/04/15, JPM	4,000,000	2
S&P 500 Index Put Option, Strike Price 2,000, Expiration 01/17/15	10	12
SPDR S&P Oil & Gas Exploration & Production ETF Put Option, Strike Price 41, Expiration 01/30/15	25	1
SPDR S&P Oil & Gas Exploration & Production ETF Put Option, Strike Price 42, Expiration 01/17/15	100	4

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Union Pacific Corp. Put Option, Strike Price 118, Expiration 01/30/15	30	8
Total Purchased Options (cost $225)		137

SHORT TERM INVESTMENTS - 22.7%

Investment Company - 7.0%
JNL Money Market Fund, 0.01% (m) (n)	26,633	26,633

Repurchase Agreements - 15.7%

Australia - 0.2%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $100 BHP Billiton Finance USA Ltd., 5.00%, due 09/30/43, value $114) acquired on 12/29/14, open maturity at $112	$112	112
Repurchase Agreement with DUB, (0.10)% (Collateralized by $678 Westpac Banking Corp., 2.25%, due 07/30/18, value $689) acquired on 10/08/14, open maturity at $691	691	691
		803
Belgium - 0.4%
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,670 Anheuser-Busch InBev Finance Inc., 3.70%, due 02/01/24, value $1,741) acquired on 10/30/14, open maturity at $1,714	1,714	1,714

Canada - 0.4%
Repurchase Agreement with BCL, (0.15)% (Collateralized by $1,151 Potash Corp. of Saskatchewan Inc., 5.63%, due 12/01/40, value $1,432) acquired on 12/16/14, open maturity at $1,396	1,396	1,396

Germany - 0.4%
Repurchase Agreement with JPM, (0.18)% (Collateralized by EUR 323 Bundesrepublik Deutschland, 2.50%, due 01/04/21, value EUR 370) acquired on 12/16/14, open maturity at $458, EUR	379	458
Repurchase Agreement with JPM, (0.18)% (Collateralized by EUR 725 Bundesobligation, 0.75%, due 02/24/17, value EUR 737) acquired on 12/16/14, open maturity at $903, EUR	746	903
		1,361
Italy - 0.0%
Repurchase Agreement with BBP, (0.08)% (Collateralized by EUR 44 Italy Buoni Poliennali Del Tesoro, 4.50%, due 05/01/23, value EUR 54) acquired on 12/17/14, open maturity at $66, EUR	54	66

United Kingdom - 0.7%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $367) acquired on 10/02/14, open maturity at $379	379	379
Repurchase Agreement with BCL, (0.10)% (Collateralized by $410 Standard Chartered Plc, 5.70%, due 03/26/44, value $430) acquired on 10/20/14, open maturity at $444	444	444
Repurchase Agreement with CGM, (0.10)% (Collateralized by $213 BAE Systems Holdings Inc., 3.80%, due 10/07/24, value $219) acquired on 11/14/14, open maturity at $214	214	214
Repurchase Agreement with CGM, (0.35)% (Collateralized by $500 Standard Chartered Plc, 5.20%, due 01/26/24, value $522) acquired on 11/21/14, open maturity at $531	531	531
Repurchase Agreement with CGM, (1.25)% (Collateralized by $425 Standard Chartered Plc, 5.30%, due 01/09/43, value $428) acquired on 05/06/14, open maturity at $435	435	435
Repurchase Agreement with DUB, (0.10)% (Collateralized by $340 Imperial Tobacco Finance Plc, 3.50%, due 02/11/23, value $335) acquired on 12/03/14, open maturity at $338	338	338
Repurchase Agreement with MLP, (0.15)% (Collateralized by $350 Standard Chartered Plc, 5.70%, due 03/26/44, value $367) acquired on 10/08/14, open maturity at $389	389	389
		2,730
United States of America - 13.6%
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,110 International Business Machines Corp., 4.00%, due 06/20/42, value $1,115) acquired on 10/23/14, open maturity at $1,099	1,099	1,099
Repurchase Agreement with BCL, (0.10)% (Collateralized by $1,130 Bank of America Corp., 3.30%, due 01/11/23, value $1,132) acquired on 12/19/14, open maturity at $1,140	1,140	1,140
Repurchase Agreement with BCL, (0.10)% (Collateralized by $100 Apache Corp., 4.75%, due 04/15/43, value $95) acquired on 12/04/14, open maturity at $95	95	95
Repurchase Agreement with BCL, (0.10)% (Collateralized by $350 Noble Energy Inc., 5.05%, due 11/15/44, value $349) acquired on 12/04/14, open maturity at $345	345	345
Repurchase Agreement with BCL, (0.10)% (Collateralized by $400 Wells Fargo & Co., 5.90%, perpetual, value $405) acquired on 10/14/14, open maturity at $424	424	424
Repurchase Agreement with BCL, (0.10)% (Collateralized by $540 Microsoft Corp., 2.38%, due 05/01/23, value $532) acquired on 05/15/14, open maturity at $518	518	518
Repurchase Agreement with BCL, (0.10)% (Collateralized by $560 Pfizer Inc., 3.40%, due 05/15/24, value $585) acquired on 10/16/14, open maturity at $584	584	584
Repurchase Agreement with BCL, (0.10)% (Collateralized by $700 AT&T Inc., 4.35%, due 06/15/45, value $665) acquired on 11/24/14, open maturity at $667	667	667
Repurchase Agreement with BCL, (0.25)% (Collateralized by $520 Molson Coors Brewing Co., 3.50%, due 05/01/22, value $527) acquired on 12/19/14, open maturity at $527	527	527
Repurchase Agreement with CGM, (0.10)% (Collateralized by $1,380 Morgan Stanley, 2.38%, due 07/23/19, value $1,377) acquired on 10/01/14, open maturity at $1,366	1,366	1,366

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with CGM, (0.10)% (Collateralized by $140 Pfizer Inc., 4.40%, due 05/15/44, value $154) acquired on 09/30/14, open maturity at $144	144	144
Repurchase Agreement with CGM, (0.10)% (Collateralized by $150 Sunoco Logistics Partners Operations LP, 5.35%, due 05/15/45, value $153) acquired on 12/18/14, open maturity at $148	148	148
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,770 Wells Fargo & Co., 2.13%, due 04/22/19, value $2,775) acquired on 10/01/14, open maturity at $2,773	2,773	2,773
Repurchase Agreement with CGM, (0.10)% (Collateralized by $2,800 JPMorgan Chase & Co., 2.20%, due 10/22/19, value $2,782) acquired on 12/03/14, open maturity at $2,782	2,782	2,782
Repurchase Agreement with CGM, (0.10)% (Collateralized by $290 Pfizer Inc., 3.40%, due 05/15/24, value $303) acquired on 10/02/14, open maturity at $302	302	302
Repurchase Agreement with CGM, (0.10)% (Collateralized by $30 Iron Mountain Inc., 5.75%, due 08/15/24, value $31) acquired on 12/04/14, open maturity at $31	31	31
Repurchase Agreement with CGM, (0.10)% (Collateralized by $350 Freeport-McMoRan Inc., 5.45%, due 03/15/43, value $333) acquired on 11/21/14, open maturity at $335	335	335
Repurchase Agreement with CGM, (0.10)% (Collateralized by $450 Amazon.com Inc., 3.80%, due 12/05/24, value $463) acquired on 12/17/14, open maturity at $456	456	456
Repurchase Agreement with CGM, (0.10)% (Collateralized by $450 Pfizer Inc., 3.40%, due 05/15/24, value $470) acquired on 10/14/14, open maturity at $473	473	473
Repurchase Agreement with CGM, (0.10)% (Collateralized by $540 International Business Machines Corp., 3.38%, due 08/01/23, value $554) acquired on 05/28/13, open maturity at $537	537	537
Repurchase Agreement with CGM, (0.10)% (Collateralized by $600 Citigroup Inc., 4.50%, due 01/14/22, value $658) acquired on 11/21/14, open maturity at $653	653	653
Repurchase Agreement with CGM, (0.10)% (Collateralized by $75 Eastman Chemical Co., 3.60%, due 08/15/22, value $76) acquired on 12/23/14, open maturity at $77	77	77
Repurchase Agreement with CGM, (0.75)% (Collateralized by $200 AT&T Inc., 3.90%, due 03/11/24, value $206) acquired on 12/01/14, open maturity at $209	209	209
Repurchase Agreement with CGM, (1.00)% (Collateralized by $140 Motorola Solutions Inc., 4.00%, due 09/01/24, value $141) acquired on 11/12/14, open maturity at $141	141	141
Repurchase Agreement with CSI, (0.10)% (Collateralized by $1,390 Morgan Stanley, 2.38%, due 07/23/19, value $1,386) acquired on 10/08/14, open maturity at $1,390	1,390	1,390
Repurchase Agreement with CSI, (0.15)% (Collateralized by $2,770 Bank of America Corp., 2.65%, due 04/01/19, value $2,796) acquired on 10/01/14, open maturity at $2,763	2,763	2,763
Repurchase Agreement with CSI, (0.15)% (Collateralized by $550 Sysco Corp., 4.50%, due 10/02/44, value $602) acquired on 10/27/14, open maturity at $569	569	569
Repurchase Agreement with CSI, (0.15)% (Collateralized by $560 Citigroup Inc., 5.50%, due 09/13/25, value $622) acquired on 10/27/14, open maturity at $626	626	626
Repurchase Agreement with CSI, 0.06% (Collateralized by $12,347 U.S. Treasury Note, 2.38%, due 08/15/24, value $12,571) acquired on 11/19/14, open maturity at $12,455	12,455	12,455
Repurchase Agreement with CSI, 0.15% (Collateralized by $1,090 U.S. Treasury Note, 1.50%, due 12/31/18, value $1,092) acquired on 12/18/14, open maturity at $1,100	1,100	1,100
Repurchase Agreement with DUB, (0.10)% (Collateralized by $275 Energy Transfer Partners LP, 4.65%, due 06/01/21, value $288) acquired on 11/18/14, open maturity at $289	289	289
Repurchase Agreement with DUB, (0.10)% (Collateralized by $275 Noble Energy Inc., 3.90%, due 11/15/24, value $273) acquired on 11/18/14, open maturity at $273	273	273
Repurchase Agreement with DUB, (0.10)% (Collateralized by $750 Amazon.com Inc., 2.50%, due 11/29/22, value $713) acquired on 10/28/14, open maturity at $713	713	713
Repurchase Agreement with DUB, (0.15)% (Collateralized by $3,030 Goldman Sachs Group Inc., 2.55%, due 10/23/19, value $3,022) acquired on 12/04/14, open maturity at $3,026	3,026	3,026
Repurchase Agreement with DUB, (0.15)% (Collateralized by $873 Cox Communications Inc., 2.95%, due 06/30/23, value $840) acquired on 12/26/14, open maturity at $853	853	853
Repurchase Agreement with JPM, (0.05)% (Collateralized by $765 Verizon Communications Inc., 6.40%, due 09/15/33, value $946) acquired on 11/24/14, open maturity at $937	937	937
Repurchase Agreement with JPM, (0.10)% (Collateralized by $1,100 Bank of America Corp., 4.25%, due 10/22/26, value $1,101) acquired on 12/30/14, open maturity at $1,126	1,126	1,126
Repurchase Agreement with JPM, (0.10)% (Collateralized by $2,770 Citigroup Inc., 2.50%, due 07/29/19, value $2,776) acquired on 12/18/14, open maturity at $2,794	2,794	2,794
Repurchase Agreement with JPM, (0.10)% (Collateralized by $795 Verizon Communications Inc., 6.40%, due 09/15/33, value $982) acquired on 12/04/14, open maturity at $979	979	979

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with MLP, (0.15)% (Collateralized by $325 Amazon.com Inc., 2.50%, due 11/29/22, value $308) acquired on 05/01/14, open maturity at $312	312	312
Repurchase Agreement with MLP, (0.18)% (Collateralized by $125 International Paper Co., 3.65%, due 06/15/24, value $125) acquired on 11/24/14, open maturity at $126	126	126
Repurchase Agreement with MLP, 0.13% (Collateralized by $4,275 U.S. Treasury Note, 2.13%, due 09/30/21, value $4,323) acquired on 12/09/14, open maturity at $4,344	4,344	4,344
Repurchase Agreement with MLP, 0.17% (Collateralized by $1,304 U.S. Treasury Note, 2.00%, due 10/31/21, value $1,307) acquired on 12/02/14, open maturity at $1,307	1,307	1,307
		51,808
Total Repurchase Agreements		59,878

Total Short Term Investments (cost $86,559)		86,511

Total Investments - 113.4% (cost $443,634)		432,726
Total Securities Sold Short - (15.8%) (proceeds $59,845)		(60,380)
Other Assets and Liabilities, Net - 2.4%		9,143
Total Net Assets - 100.0%		$381,489

SECURITIES SOLD SHORT - 15.8%

CORPORATE BONDS AND NOTES - 10.3%

AUSTRALIA - 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	$100	$114
Westpac Banking Corp., 2.25%, 07/30/18	678	689
		803
BELGIUM - 0.4%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24	1,670	1,741

CANADA - 0.4%
Canadian Natural Resources Ltd., 3.90%, 02/01/25	180	178
Potash Corp. of Saskatchewan Inc., 5.63%, 12/01/40	1,151	1,432
		1,610
UNITED KINGDOM - 0.7%
BAE Systems Holdings Inc., 3.80%, 10/07/24 (b)	213	219
Imperial Tobacco Finance Plc, 3.50%, 02/11/23 (b)	340	335
Standard Chartered Plc
5.20%, 01/26/24 (b)	500	522
5.30%, 01/09/43 (b)	425	428
5.70%, 03/26/44 (b)	1,110	1,164
		2,668
UNITED STATES OF AMERICA - 8.6%
Amazon.com Inc.
2.50%, 11/29/22	1,075	1,021
3.80%, 12/05/24	450	463
Apache Corp, 4.75%, 04/15/43	100	95
AT&T Inc.
3.90%, 03/11/24	200	206
4.35%, 06/15/45	700	665
Bank of America Corp.
2.65%, 04/01/19	2,770	2,796
3.30%, 01/11/23	1,130	1,132
4.25%, 10/22/26	1,100	1,101
Citigroup Inc.
2.50%, 07/29/19	2,770	2,776
4.50%, 01/14/22	600	658
5.50%, 09/13/25	560	622
Cox Communications Inc., 2.95%, 06/30/23 (b)	873	840
Eastman Chemical Co., 3.60%, 08/15/22	75	76
Energy Transfer Partners LP, 4.65%, 06/01/21	275	288
Freeport-McMoRan Inc., 5.45%, 03/15/43	350	333
Goldman Sachs Group Inc., 2.55%, 10/23/19	3,030	3,022
International Business Machines Corp.
3.38%, 08/01/23	540	554
4.00%, 06/20/42	1,110	1,115
International Paper Co., 3.65%, 06/15/24	125	125
Iron Mountain Inc., 5.75%, 08/15/24	30	31
JPMorgan Chase & Co., 2.20%, 10/22/19	2,800	2,782
Microsoft Corp., 2.38%, 05/01/23	540	532
Molson Coors Brewing Co., 3.50%, 05/01/22	520	527
Morgan Stanley, 2.38%, 07/23/19	2,770	2,763
Motorola Solutions Inc., 4.00%, 09/01/24	140	141
Noble Energy Inc.
3.90%, 11/15/24	275	273
5.05%, 11/15/44	350	349
Pfizer Inc.
3.40%, 05/15/24	1,300	1,358
4.40%, 05/15/44	140	154
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45	150	153
Sysco Corp., 4.50%, 10/02/44	550	602
Verizon Communications Inc., 6.40%, 09/15/33	1,560	1,928
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (f)	400	405
2.13%, 04/22/19	2,770	2,775
		32,661
Total Corporate Bonds and Notes (proceeds $39,008)		39,483

GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%

GERMANY - 0.4%
Bundesobligation, 0.75%, 02/24/17, EUR	725	892
Bundesrepublik Deutschland, 2.50%, 01/04/21, EUR	323	448
		1,340
ITALY - 0.0%
Italy Buoni Poliennali Del Tesoro, 4.50%, 05/01/23, EUR	44	65

UNITED STATES OF AMERICA - 5.1%
U.S. Treasury Note
1.50%, 12/31/18	1,090	1,092
1.63%, 12/31/19	200	199
2.13%, 09/30/21	4,275	4,323
2.00%, 10/31/21	1,304	1,307

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
2.38%, 08/15/24	12,347	12,571
		19,492
Total Government and Agency Obligations (proceeds $20,837)		20,897

Total Securities Sold Short - 15.8% (proceeds $59,845)		$60,380

(a)	Non-income producing security.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (‘1933 Act’), as amended, to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $54,763 for long term investments and ($3,508) for securities sold short which represented 14.4% and (0.9%) of net assets, respectively.

(c)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(d)	Security is restricted to resale to institutional investors. See the Restricted Securities tables accompanying the Summary Schedules of Investments presented in the Trust’s annual report.
(e)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(f)	Perpetual security.
(g)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(h)	Convertible security.
(i)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(j)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(m)	Investment in affiliate.
(n)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(o)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.

Curian/DFA U.S. Micro Cap Fund

	Shares/Par †	Value
COMMON STOCKS - 100.1%
CONSUMER DISCRETIONARY - 16.0%
1-800-Flowers.com Inc. - Class A (a) (b)	8	$62
Aeropostale Inc. (a) (b)	10	22
AH Belo Corp. - Class A	4	45
Ambassadors Group Inc. (a)	1	1
America’s Car-Mart Inc. (a) (b)	2	118
American Axle & Manufacturing Holdings Inc. (a)	3	66
American Public Education Inc. (a)	2	65
Arctic Cat Inc.	2	69
Ark Restaurants Corp.	1	13
Asbury Automotive Group Inc. (a)	3	216
Ascent Capital Group Inc. - Class A (a)	2	110
Ballantyne Strong Inc. (a)	2	8
Barnes & Noble Inc. (a)	9	205
Bassett Furniture Industries Inc.	1	15
Bebe Stores Inc. (b)	9	20
Belmond Ltd. - Class A (a)	3	33
Big 5 Sporting Goods Corp.	3	40
Biglari Holdings Inc. (a)	—	112
BJ’s Restaurants Inc. (a)	4	202
Blue Nile Inc. (a)	1	48
Blyth Inc.	6	52
Bob Evans Farms Inc. (b)	3	170
Bon-Ton Stores Inc. (b)	2	16
Books-A-Million Inc. (a)	1	1
Bravo Brio Restaurant Group Inc. (a)	3	48
Bridgepoint Education Inc. (a)	7	84
Brown Shoe Co. Inc.	11	357
Build-A-Bear Workshop Inc. (a)	4	71
Callaway Golf Co.	9	70
Capella Education Co.	3	203
Career Education Corp. (a) (b)	10	70
Carmike Cinemas Inc. (a)	4	106
Carriage Services Inc.	2	49
Carrol’s Restaurant Group Inc. (a)	4	28
Cato Corp. - Class A	5	229
Cavco Industries Inc. (a)	1	99
Central European Media Entertainment Ltd. - Class A (a) (b)	10	31
Cherokee Inc.	1	28
Childrens Place Retail Stores Inc.	3	157
Christopher & Banks Corp. (a)	5	30
Churchill Downs Inc.	3	322
Chuy’s Holdings Inc. (a) (b)	2	33
Citi Trends Inc. (a)	3	80
ClubCorp Holdings Inc.	2	31
Collectors Universe Inc.	2	38
Cooper-Standard Holding Inc. (a)	1	33
Core-Mark Holding Co. Inc.	4	253
Crocs Inc. (a)	13	157
Culp Inc. (b)	2	37
Cumulus Media Inc. - Class A (a)	12	50
Del Frisco’s Restaurant Group Inc. (a)	3	79
Delta Apparel Inc. (a) (b)	1	15
Denny’s Corp. (a)	5	53
Destination Maternity Corp.	1	20
Destination XL Group Inc. (a) (b)	13	69
DineEquity Inc.	—	10
Dixie Group Inc. - Class A (a)	1	7
Drew Industries Inc.	3	138
Entercom Communications Corp. - Class A (a)	3	41
Entravision Communications Corp. - Class A	6	41
Escalade Inc. (b)	2	33
Ethan Allen Interiors Inc.	3	108
EVINE Live Inc. - Class A (a) (b)	9	62
EW Scripps Co. - Class A (a)	7	151
Famous Dave’s Of America Inc. (a) (b)	1	19
Fiesta Restaurant Group Inc. (a)	3	186
Finish Line Inc. - Class A	7	159
Flexsteel Industries Inc.	1	24
Fred’s Inc. - Class A	4	66
Frisch’s Restaurants Inc. (b)	1	13
FTD Cos. Inc. (a)	2	68
Fuel Systems Solutions Inc. (a) (b)	3	32
G-III Apparel Group Ltd. (a) (b)	—	14
Geeknet Inc. (a)	—	4
Gentherm Inc. (a)	5	183
Gordman’s Stores Inc. (a) (b)	3	8
Gray Television Inc. (a)	5	61
Harte-Hanks Inc.	11	83
Haverty Furniture Cos. Inc.	3	62
Helen of Troy Ltd. (a)	1	67

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
hhgregg Inc. (a) (b)	4	33
Hibbett Sports Inc. (a)	3	128
Hooker Furniture Corp.	2	40
Hovnanian Enterprises Inc. - Class A (a) (b)	13	56
International Speedway Corp. - Class A	2	64
Interval Leisure Group Inc. (b)	6	115
iRobot Corp. (a) (b)	3	106
Isle of Capri Casinos Inc. (a)	3	23
Jamba Inc. (a)	2	26
Johnson Outdoors Inc. - Class A (b)	1	24
Journal Communications Inc. - Class A (a)	14	157
K12 Inc. (a)	4	47
KB Home (b)	7	114
Kirkland’s Inc. (a)	4	83
Kona Grill Inc. (a)	1	34
Krispy Kreme Doughnuts Inc. (a)	11	218
La-Z-Boy Inc.	6	157
Leapfrog Enterprises Inc. - Class A (a)	8	39
Libbey Inc. (a)	4	118
Lifetime Brands Inc. (b)	2	35
Lincoln Educational Services Corp.	5	15
Lithia Motors Inc. - Class A	1	64
Luby’s Inc. (a) (b)	3	13
M/I Homes Inc. (a) (b)	3	58
Marine Products Corp.	3	26
MarineMax Inc. (a)	6	115
Martha Stewart Living Omnimedia Inc. - Class A (a)	6	26
Matthews International Corp. - Class A	5	262
McClatchy Co. - Class A (a)	8	28
MDC Holdings Inc.	5	133
Media General Inc. (a)	1	18
Meritage Homes Corp. (a)	5	181
Modine Manufacturing Co. (a)	7	99
Monarch Casino & Resort Inc. (a)	2	31
Motorcar Parts of America Inc. (a)	2	74
Movado Group Inc.	4	102
Nathan’s Famous Inc. (a) (b)	1	91
National American University Holdings Inc.	2	4
National CineMedia Inc.	9	133
Nautilus Inc. (a)	5	76
New York & Co. Inc. (a) (b)	10	27
Nexstar Broadcasting Group Inc. - Class A (b)	3	169
NutriSystem Inc.	5	98
Orbitz Worldwide Inc. (a)	16	129
Overstock.com Inc. (a)	2	60
Oxford Industries Inc.	2	137
Pacific Sunwear of California Inc. (a)	3	7
Penn National Gaming Inc. (a)	5	66
Pep Boys-Manny Moe & Jack (a)	8	79
Perry Ellis International Inc. (a)	2	61
PetMed Express Inc. (b)	2	36
Popeyes Louisiana Kitchen Inc. (a)	4	235
Quicksilver Inc. (a) (b)	18	40
RCI Hospitality Holdings Inc. (a)	1	10
Red Lion Hotels Corp. (a)	4	28
Red Robin Gourmet Burgers Inc. (a)	1	114
Regis Corp. (a)	10	166
Rent-A-Center Inc.	7	269
Rocky Brands Inc.	1	13
Ruby Tuesday Inc. (a)	6	44
Ruth’s Hospitality Group Inc.	5	69
Salem Communications Corp. - Class A (b)	2	13
Scholastic Corp. (b)	2	61
Scientific Games Corp. - Class A (a) (b)	9	111
Select Comfort Corp. (a)	8	212
Shiloh Industries Inc. (a) (b)	2	38
Shoe Carnival Inc.	3	77
Shutterfly Inc. (a)	1	28
Sizmek Inc. (a) (b)	4	23
Skullcandy Inc. (a)	3	29
Skyline Corp. (a) (b)	3	13
Smith & Wesson Holding Corp. (a) (b)	1	11
Sonic Automotive Inc. - Class A	7	192
Sonic Corp.	8	222
Spartan Motors Inc.	5	27
Speedway Motorsports Inc.	6	127
Stage Stores Inc.	3	68
Standard Motor Products Inc.	5	180
Stanley Furniture Co. Inc. (a)	1	1
Stein Mart Inc.	9	128
Steiner Leisure Ltd. (a)	2	87
Stoneridge Inc. (a) (b)	4	48
Strattec Security Corp.	1	45
Strayer Education Inc. (a)	2	124
Sturm Ruger & Co. Inc. (b)	2	69
Superior Industries International Inc. (b)	4	76
Systemax Inc. (a)	1	11
Tandy Leather Factory Inc. (b)	1	11
Tile Shop Holdings Inc. (a) (b)	4	35
Tower International Inc. (a)	3	77
Town Sports International Holdings Inc.	4	24
Tuesday Morning Corp. (a) (b)	5	101
Tumi Holdings Inc. (a)	9	203
U.S. Auto Parts Network Inc. (a)	3	6
Unifi Inc. (a)	3	102
Universal Electronics Inc. (a)	3	205
Universal Technical Institute Inc.	4	39
Vera Bradley Inc. (a)	5	102
Vitamin Shoppe Inc. (a)	4	174
VOXX International Corp. - Class A (a)	2	20
West Marine Inc. (a)	3	34
Weyco Group Inc. (b)	1	43
William Lyon Homes - Class A (a)	3	57
Winmark Corp. (b)	1	79
Winnebago Industries Inc.	4	84
Zagg Inc. (a)	3	18
Zumiez Inc. (a)	5	174
		14,911
CONSUMER STAPLES - 3.5%
Alico Inc. (b)	1	56
Alliance One International Inc. (a)	9	15
Andersons Inc.	1	52
B&G Foods Inc.	1	17
Boulder Brands Inc. (a) (b)	6	69
Cal-Maine Foods Inc. (b)	8	301
Calavo Growers Inc.	3	131
Central Garden & Pet Co. - Class A (a)	9	87
Chefs’ Warehouse Inc. (a)	3	73
Chiquita Brands International Inc. (a)	10	146
Coca-Cola Bottling Co.	1	115
Craft Brewers Alliance Inc. (a) (b)	2	29
Dean Foods Co. (b)	4	74
Diamond Foods Inc. (a)	1	23
Farmer Bros. Co. (a)	3	90
Griffin Land & Nurseries Inc. - Class A (b)	1	26
Ingles Markets Inc. - Class A	2	76
Inter Parfums Inc.	4	118
Inventure Foods Inc. (a)	3	37
John B. Sanfilippo & Son Inc.	1	55
Liberator Medical Holdings Inc. (b)	7	21
Lifeway Foods Inc. (a)	—	8
Limoneira Co.	—	4
Medifast Inc. (a)	3	90

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MGP Ingredients Inc.	—	3
National Beverage Corp. (a)	5	120
Natural Grocers by Vitamin Cottage Inc. (a)	2	65
Nutraceutical International Corp. (a)	1	15
Oil-Dri Corp. of America	1	21
Omega Protein Corp. (a)	4	37
Orchids Paper Products Co.	1	26
Pantry Inc. (a)	6	220
Prestige Brands Holdings Inc. (a)	4	151
Revlon Inc. - Class A (a) (b)	5	155
Rocky Mountain Chocolate Factory Inc.	2	20
Roundy’s Inc. (a)	7	34
Seneca Foods Corp. - Class A (a)	1	29
SpartanNash Co.	4	108
United-Guardian Inc.	—	3
Universal Corp. (b)	2	105
USANA Health Sciences Inc. (a)	1	137
Village Super Market Inc. - Class A (b)	2	51
WD-40 Co.	2	205
Weis Markets Inc.	—	21
		3,239
ENERGY - 3.5%
Adams Resources & Energy Inc.	1	40
Alon USA Energy Inc.	10	126
Alpha Natural Resources Inc. (a) (b)	10	17
Approach Resources Inc. (a) (b)	4	26
Basic Energy Services Inc. (a)	6	44
Bill Barrett Corp. (a)	5	58
C&J Energy Services Inc. (a)	3	39
Callon Petroleum Co. (a)	9	49
Clayton Williams Energy Inc. (a)	2	127
Cloud Peak Energy Inc. (a)	7	60
Comstock Resources Inc. (b)	7	44
Contango Oil & Gas Co. (a)	2	61
Dawson Geophysical Co.	1	10
DHT Holdings Inc.	4	29
Emerald Oil Inc. (a) (b)	9	11
EnLink Midstream LLC	3	106
Era Group Inc. (a)	2	44
Evolution Petroleum Corp.	3	22
FieldPoint Petroleum Corp. (a)	1	1
Forbes Energy Services Ltd. (a)	1	2
Gastar Exploration Inc. (a)	11	26
Geospace Technologies Corp. (a)	1	36
Goodrich Petroleum Corp. (a) (b)	6	28
Green Plains Renewable Energy Inc.	5	132
Gulf Island Fabrication Inc.	2	38
Gulfmark Offshore Inc. - Class A (b)	3	68
Harvest Natural Resources Inc. (a) (b)	8	15
Hornbeck Offshore Services Inc. (a)	5	131
ION Geophysical Corp. (a)	17	46
Key Energy Services Inc. (a)	16	26
Matrix Service Co. (a)	3	61
Midstates Petroleum Co. Inc. (a) (b)	5	7
Miller Energy Resources Inc. (a) (b)	8	10
Mitcham Industries Inc. (a)	2	10
Natural Gas Services Group Inc. (a) (b)	1	30
Newpark Resources Inc. (a)	15	139
Nordic American Tankers Ltd. (b)	9	92
Northern Oil and Gas Inc. (a) (b)	9	49
Nuverra Environmental Solutions Inc. (a)	3	16
Panhandle Oil and Gas Inc. - Class A	2	52
Parker Drilling Co. (a)	13	39
Penn Virginia Corp. (a) (b)	7	49
PetroQuest Energy Inc. (a)	10	36
PHI Inc. (a)	1	54
Pioneer Energy Services Corp. (a)	10	56
Renewable Energy Group Inc. (a)	6	57
Rex Energy Corp. (a) (b)	6	28
RigNet Inc. (a)	3	122
Scorpio Tankers Inc.	15	134
SEACOR Holdings Inc. (a)	1	78
Seventy Seven Energy Inc. (a)	4	20
Swift Energy Co. (a) (b)	6	24
Synergy Resources Corp. (a) (b)	12	146
Tesco Corp.	6	76
Tetra Technologies Inc. (a)	11	71
TGC Industries Inc. (a)	4	10
Triangle Petroleum Corp. (a) (b)	13	60
VAALCO Energy Inc. (a)	9	40
W&T Offshore Inc. (b)	9	70
Westmoreland Coal Co. (a)	1	42
Willbros Group Inc. (a)	11	67
Yuma Energy Inc. (a)	1	1
		3,208
FINANCIALS - 19.0%
1st Source Corp.	4	140
Access National Corp. (b)	3	43
Ambac Financial Group Inc. (a)	5	114
American National Bankshares Inc. (b)	1	31
American River Bankshares (a)	1	10
Ameris Bancorp	3	82
Amerisafe Inc.	3	132
Arrow Financial Corp.	2	51
Asta Funding Inc. (a)	2	14
Astoria Financial Corp.	13	174
AV Homes Inc. (a)	2	33
Baldwin & Lyons Inc. - Class B	2	50
Banc of California Inc.	4	43
BancFirst Corp.	3	221
Bancorp Inc. (a)	4	42
Bank Mutual Corp.	5	33
Bank of Commerce Holdings	1	7
Bank of Kentucky Financial Corp.	1	57
BankFinancial Corp.	3	39
Banner Corp.	3	115
Bar Harbor Bankshares	1	40
BBCN Bancorp Inc.	9	136
BCB Bancorp Inc.	2	21
Beneficial Mutual Bancorp Inc. (a)	7	85
Berkshire Hills Bancorp Inc.	3	69
BGC Partners Inc. - Class A	17	159
BofI Holding Inc. (a)	2	143
Boston Private Financial Holdings Inc.	11	152
Bridge Bancorp Inc.	1	32
Bridge Capital Holdings (a)	2	40
Brookline Bancorp Inc.	10	101
Bryn Mawr Bank Corp.	1	44
C&F Financial Corp.	1	37
Calamos Asset Management Inc. - Class A	2	32
Camden National Corp. (b)	2	71
Capital Bank Financial Corp. - Class A (a)	2	65
Capital City Bank Group Inc. (b)	2	31
Cardinal Financial Corp.	5	99
CareTrust REIT Inc.	2	30
Cascade Bancorp (a)	4	21
Cash America International Inc.	4	88
Centerstate Banks Inc.	5	58
Central Pacific Financial Corp.	4	95
Century Bancorp Inc. - Class A	1	28
Chemical Financial Corp.	5	160
Citizens Inc. - Class A (a) (b)	11	84
City Holdings Co.	2	112
Clifton Bancorp Inc.	4	48

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CNB Financial Corp.	1	27
CoBiz Financial Inc.	7	86
Codorus Valley Bancorp Inc.	1	12
Columbia Banking System Inc.	8	211
Community Bank System Inc. (b)	5	181
Community Bankers Trust Corp. (a)	1	6
Community Trust Bancorp Inc. (b)	3	103
ConnectOne Bancorp Inc. (b)	3	58
Consolidated-Tomoka Land Co.	1	49
Consumer Portfolio Services Inc. (a) (b)	4	29
Cowen Group Inc. - Class A (a)	13	61
Crawford & Co. - Class A (b)	1	11
Crawford & Co. - Class B	4	39
Customers Bancorp Inc. (a)	4	72
CVB Financial Corp. (b)	1	20
Diamond Hill Investment Group Inc.	1	84
Dime Community Bancshares Inc.	7	113
Donegal Group Inc. - Class A	2	37
Eagle Bancorp Inc. (a)	2	54
eHealth Inc. (a)	3	81
EMC Insurance Group Inc.	2	57
Employer Holdings Inc.	4	101
Encore Capital Group Inc. (a) (b)	3	126
Enova International Inc. (a)	4	79
Enterprise Bancorp Inc. (b)	1	36
Enterprise Financial Services Corp.	2	45
ESB Financial Corp. (b)	3	65
ESSA Bancorp Inc.	1	14
Ezcorp Inc. - Class A (a)	5	54
Farmers Capital Bank Corp. (a)	1	17
Federal Agricultural Mortgage Corp. - Class C	1	29
Federated National Holding Co.	2	50
Fidelity Southern Corp.	3	43
Financial Institutions Inc.	2	57
First Bancorp Inc. (b)	2	37
First Bancorp Inc. (a)	23	137
First Bancorp Inc. (b)	1	27
First Busey Corp. (b)	14	92
First Business Financial Services Inc. (b)	1	28
First Cash Financial Services Inc. (a)	1	41
First Commonwealth Financial Corp.	11	102
First Community Bancshares Inc.	3	49
First Connecticut Bancorp Inc. (b)	3	49
First Defiance Financial Corp.	1	33
First Financial Bancorp	8	153
First Financial Corp.	2	62
First Financial Northwest Inc.	3	37
First Interstate BancSystem Inc. - Class A (b)	2	61
First Merchants Corp.	5	124
First Midwest Bancorp Inc.	8	143
First NBC Bank Holding Co. (a)	1	45
First South Bancorp Inc.	—	3
Flagstar Bancorp Inc. (a)	7	112
Flushing Financial Corp.	6	113
Forestar Group Inc. (a)	6	85
Fox Chase Bancorp Inc.	1	24
Franklin Financial Corp. (a) (b)	1	25
FRP Holdings Inc. (a) (b)	1	36
FXCM Inc. - Class A	5	78
Gain Capital Holdings Inc.	5	46
German American Bancorp Inc.	2	49
GFI Group Inc.	18	96
Global Indemnity Plc (a)	1	40
Great Southern Bancorp Inc. (b)	2	70
Green Dot Corp. - Class A (a)	5	105
Greenhill & Co. Inc. (b)	4	179
Greenlight Capital Re Ltd. - Class A (a)	5	160
Hallmark Financial Services Inc. (a) (b)	2	24
Hanmi Financial Corp.	4	98
HCI Group Inc.	2	69
Heartland Financial USA Inc.	2	52
Heritage Commerce Corp.	4	36
Heritage Financial Corp.	3	56
HF Financial Corp. (b)	1	14
HFF Inc. - Class A	7	256
Hingham Institution for Savings	—	29
Home Bancorp Inc.	—	8
Horace Mann Educators Corp.	6	198
Horizon Bancorp (b)	1	25
Hudson Valley Holding Corp.	2	62
Imperial Holdings Inc. (a)	1	5
Independence Holding Co. (b)	1	20
Independent Bank Corp.	3	128
Independent Bank Group Inc. (b)	1	37
Interactive Brokers Group Inc.	6	186
Intervest Bancshares Corp.	2	17
INTL FCStone Inc. (a)	3	69
Investment Technology Group Inc. (a)	1	24
Investors Title Co. (b)	—	28
KCG Holdings Inc. - Class A (a)	8	98
Kearny Financial Corp. (a) (b)	4	48
Ladenburg Thalmann Financial Services Inc. (a)	24	95
Lakeland Bancorp Inc.	3	36
Lakeland Financial Corp.	3	109
LNB Bancorp Inc.	1	20
Macatawa Bank Corp.	1	7
Maiden Holdings Ltd.	8	104
MainSource Financial Group Inc. (b)	3	61
Malvern Bancorp Inc. (a) (b)	1	8
Manning & Napier Inc. - Class A	3	35
Marlin Business Services Inc.	1	30
MB Financial Inc.	1	43
MBT Financial Corp. (a)	3	15
Mercantile Bank Corp.	2	48
Merchants Bancshares Inc.	2	49
Meridian Bancorp Inc. (a)	4	45
Meta Financial Group Inc. (b)	1	26
Metro Bancorp Inc. (a)	2	64
MicroFinancial Inc.	2	22
Midsouth Bancorp Inc.	2	41
MidWestOne Financial Group Inc.	1	17
National Bank Holdings Corp. - Class A	3	65
National Interstate Corp. (b)	2	55
National Penn Bancshares Inc.	6	65
National Western Life Insurance Co. - Class A	—	122
Navigators Group Inc. (a)	3	206
NBT Bancorp Inc.	7	181
NewBridge Bancorp (a)	1	11
NewStar Financial Inc. (a) (b)	6	77
Nicholas Financial Inc. (a)	2	28
Northeast Bancorp	—	2
Northfield Bancorp Inc.	6	90
Northrim BanCorp Inc.	1	29
Northwest Bancshares Inc.	13	161
OceanFirst Financial Corp.	2	41
OFG Bancorp (b)	5	77
Old National Bancorp	5	68
OneBeacon Insurance Group Ltd. - Class A	1	15
Oppenheimer Holdings Inc. - Class A	2	42
Oritani Financial Corp.	7	114
Pacific Continental Corp.	3	37
Pacific Mercantile Bancorp (a)	1	8
Pacific Premier Bancorp Inc. (a)	2	30

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Park National Corp. (b)	3	231
Park Sterling Corp.	6	41
Peapack Gladstone Financial Corp.	2	34
Penns Woods Bancorp Inc. (b)	1	29
Peoples Bancorp Inc.	1	37
PHH Corp. (a) (b)	6	142
Phoenix Cos. Inc. (a)	1	76
Pico Holdings Inc. (a)	3	50
Pinnacle Financial Partners Inc.	6	233
Preferred Bank	2	55
Premier Financial Bancorp Inc.	—	8
Provident Financial Holdings Inc.	2	32
Provident Financial Services Inc.	8	144
Prudential Bancorp Inc.	1	9
Pulaski Financial Corp.	1	14
RCS Capital Corp. - Class A (b)	4	49
Regional Management Corp. (a)	2	27
Renasant Corp.	5	156
Republic Bancorp Inc. - Class A	3	82
Resource America Inc. - Class A (b)	1	11
S&T Bancorp Inc.	4	123
Safeguard Scientifics Inc. (a)	3	57
Safety Insurance Group Inc.	2	135
Sandy Spring Bancorp Inc.	4	98
Seacoast Banking Corp. of Florida (a)	—	4
Security National Financial Corp. - Class A (a)	1	6
Selective Insurance Group	6	176
Shore Bancshares Inc. (a)	1	10
Sierra Bancorp (b)	2	37
Simmons First National Corp. - Class A	3	125
Simplicity Bancorp Inc.	1	20
South State Corp. (b)	3	216
Southside Bancshares Inc.	3	85
Southwest Bancorp Inc.	3	59
State Auto Financial Corp.	7	152
Sterling Bancorp	12	169
Stewart Information Services Corp.	2	92
Stock Yards Bancorp Inc.	3	87
Suffolk Bancorp	2	48
Sun Bancorp Inc. (a) (b)	3	49
Tejon Ranch Co. (a) (b)	4	126
Territorial Bancorp Inc. (b)	1	28
Tompkins Financial Corp.	3	154
TowneBank	3	52
Tree.com Inc. (a) (b)	1	48
Trico Bancshares	2	47
TrustCo Bank Corp. (b)	14	99
Union Bankshares Corp. (b)	7	168
United Community Banks Inc.	6	107
United Community Financial Corp. (b)	3	17
United Financial Bancorp Inc.	8	116
United Fire Group Inc.	3	102
Universal Insurance Holdings Inc.	5	96
Univest Corp. of Pennsylvania (b)	2	41
ViewPoint Financial Group	5	131
Virtus Investment Partners Inc.	—	17
Walker & Dunlop Inc. (a)	3	59
Washington Trust Bancorp Inc.	2	95
Waterstone Financial Inc. (b)	8	110
WesBanco Inc.	4	138
West Bancorp Inc. (b)	2	29
Westamerica Bancorporation (b)	4	175
Western Alliance Bancorp (a)	2	50
Westfield Financial Inc.	6	43
Westwood Holdings Group Inc.	1	53
Wilshire Bancorp Inc.	10	102
WisdomTree Investments Inc.	4	59
World Acceptance Corp. (a) (b)	1	78
WSFS Financial Corp.	1	99
Yadkin Financial Corp. (a)	2	34
		17,727
HEALTH CARE - 10.5%
Achillion Pharmaceuticals Inc. (a) (b)	11	129
Acorda Therapeutics Inc. (a)	4	156
Addus HomeCare Corp. (a)	2	50
Affymetrix Inc. (a)	14	135
Albany Molecular Research Inc. (a) (b)	6	101
Alliance HealthCare Services Inc. (a)	—	8
Almost Family Inc. (a)	1	34
AMAG Pharmaceuticals Inc. (a)	2	65
Amedisys Inc. (a)	8	238
Amicus Therapeutics Inc. (a)	1	7
AMN Healthcare Services Inc. (a)	5	94
Amsurg Corp. (a)	2	86
Anacor Pharmaceuticals Inc. (a)	—	14
Analogic Corp.	2	130
AngioDynamics Inc. (a)	5	94
Anika Therapeutics Inc. (a)	1	61
Atrion Corp. (b)	—	153
Auxilium Pharmaceuticals Inc. (a) (b)	12	417
Bio-Reference Labs Inc. (a) (b)	4	123
BioDelivery Sciences International Inc. (a) (b)	1	12
BioScrip Inc. (a)	13	89
BioTelemetry Inc. (a)	3	27
Bovie Medical Corp. (a)	1	2
Cambrex Corp. (a)	4	96
Cantel Medical Corp.	7	290
Capital Senior Living Corp. (a)	4	105
Codexis Inc. (a) (b)	7	17
Computer Programs & Systems Inc. (b)	2	130
Conmed Corp.	3	127
Corvel Corp. (a)	4	137
Cross Country Healthcare Inc. (a)	4	47
CryoLife Inc.	9	98
Cumberland Pharmaceuticals Inc. (a) (b)	3	17
Cutera Inc. (a)	3	28
Cyberonics Inc. (a)	1	49
Cynosure Inc. - Class A (a)	3	72
DepoMed Inc. (a)	6	97
Emergent BioSolutions Inc. (a)	4	105
Ensign Group Inc.	4	171
Enzo Biochem Inc. (a)	6	27
Exactech Inc. (a)	2	39
ExamWorks Group Inc. (a)	2	72
Five Star Quality Care Inc. (a)	9	38
Gentiva Health Services Inc. (a)	6	118
Greatbatch Inc. (a)	3	166
Hanger Orthopedic Group Inc. (a) (b)	4	80
Harvard Apparatus Regenerative Technology Inc. (a)	1	5
Harvard Bioscience Inc. (a)	6	32
Healthways Inc. (a)	6	112
ICU Medical Inc. (a)	2	165
Insys Therapeutics Inc. (a) (b)	4	150
Invacare Corp. (b)	4	65
IPC The Hospitalist Co. Inc. (a)	3	143
Iridex Corp. (a) (b)	2	14
Kindred Healthcare Inc.	7	125
Landauer Inc.	1	34
Lannett Co. Inc. (a)	1	45
LeMaitre Vascular Inc.	3	20
LHC Group Inc. (a)	4	126
Ligand Pharmaceuticals Inc. (a) (b)	2	114
Luminex Corp. (a)	4	83

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Masimo Corp. (a)	5	128
MedAssets Inc. (a)	6	122
Merge Healthcare Inc. (a)	6	22
Meridian Bioscience Inc.	6	99
Merit Medical Systems Inc. (a)	7	113
MiMedx Group Inc. (a) (b)	1	12
Misonix Inc. (a) (b)	1	11
Momenta Pharmaceuticals Inc. (a)	10	119
National Healthcare Corp.	1	92
National Research Corp. - Class A (b)	5	68
National Research Corp. - Class B (b)	1	29
Natus Medical Inc. (a)	6	216
Omnicell Inc. (a)	5	152
Oncothyreon Inc. (a)	2	3
OraSure Technologies Inc. (a)	11	112
Orthofix International NV (a)	3	79
Pain Therapeutics Inc. (a)	5	11
Paratek Pharmaceuticals Inc.	1	20
PDI Inc. (a) (b)	2	4
PDL BioPharma Inc. (b)	21	163
Pernix Therapeutics Holdings (a)	4	37
PharMerica Corp. (a)	6	117
PhotoMedex Inc. (a) (b)	2	3
Pozen Inc. (a)	4	31
Progenics Pharmaceuticals Inc. (a) (b)	9	71
Providence Services Corp. (a)	2	77
Quality Systems Inc.	9	138
Quidel Corp. (a)	3	88
RadNet Inc. (a)	4	37
Receptos Inc. (a)	—	54
Repligen Corp. (a)	6	116
Rigel Pharmaceuticals Inc. (a) (b)	11	25
RTI Surgical Inc. (a)	13	65
Sagent Pharmaceuticals Inc. (a)	5	128
Sciclone Pharmaceuticals Inc. (a)	11	97
Select Medical Holdings Corp.	1	14
Skilled Healthcare Group Inc. - Class A (a)	5	39
Span-America Medical Systems Inc.	—	4
Spectrum Pharmaceuticals Inc. (a) (b)	7	47
Sucampo Pharmaceuticals Inc. - Class A (a)	9	132
SurModics Inc. (a)	4	78
Symmetry Surgical Inc. (a)	1	7
Targacept Inc. (a) (b)	6	17
Tornier BV (a)	11	291
Transcept Pharmaceuticals, Inc. (a) (c) (d) (e)	6	—
Triple-S Management Corp. - Class B (a)	5	117
Universal American Corp. (a)	19	181
US Physical Therapy Inc.	3	138
Utah Medical Products Inc.	1	50
Vascular Solutions Inc. (a)	2	67
Volcano Corp. (a)	4	75
Wright Medical Group Inc. (a)	12	311
		9,811
INDUSTRIALS - 18.7%
AAON Inc.	10	233
AAR Corp.	5	138
ABM Industries Inc.	5	155
Acacia Research Corp. (b)	7	122
ACCO Brands Corp. (a)	17	151
Accuride Corp. (a)	6	28
Aceto Corp.	6	121
Aegion Corp. (a)	4	72
Aerovironment Inc. (a) (b)	2	66
Air Transport Services Group Inc. (a)	12	99
Alamo Group Inc.	2	94
Albany International Corp. - Class A	5	195
Allied Motion Technologies Inc. (b)	1	14
Altra Holdings Inc.	4	112
Ameresco Inc. - Class A (a) (b)	4	29
American Railcar Industries Inc. (b)	3	159
American Science & Engineering Inc.	1	63
American Woodmark Corp. (a)	3	138
Ampco-Pittsburgh Corp.	3	59
Apogee Enterprises Inc.	4	178
ARC Document Solutions Inc. (a)	6	61
ArcBest Corp.	3	124
Argan Inc.	3	85
Astec Industries Inc.	4	145
Astronics Corp. (a)	1	80
Astronics Corp. - Class B (a)	2	86
Atlas Air Worldwide Holdings Inc. (a)	3	128
AZZ Inc.	4	185
Baltic Trading Ltd.	5	13
Barrett Business Services Inc. (b)	1	29
Blount International Inc. (a)	10	171
Brady Corp. - Class A	3	68
Briggs & Stratton Corp. (b)	6	120
Brink’s Co.	6	153
CAI International Inc. (a) (b)	3	60
CBIZ Inc. (a)	7	57
CDI Corp.	3	55
Ceco Environmental Corp. (b)	4	60
Celadon Group Inc.	3	74
Cenveo Corp. (a)	4	9
CIRCOR International Inc.	2	110
Columbus Mckinnon Corp.	3	74
Comfort Systems USA Inc.	4	67
Commercial Vehicle Group Inc. (a)	6	38
Courier Corp.	2	30
Covenant Transportation Group Inc. - Class A (a)	2	47
CPI Aerostructures Inc. (a)	3	35
CTPartners Executive Search Inc. (a)	1	9
Cubic Corp.	3	165
Douglas Dynamics Inc.	4	88
Ducommun Inc. (a)	3	83
DXP Enterprises Inc. (a)	1	74
Dycom Industries Inc. (a)	3	123
Dynamic Materials Corp.	2	31
Eastern Co.	1	10
Echo Global Logistics Inc. (a)	5	160
Encore Wire Corp.	3	103
Energy Recovery Inc. (a) (b)	10	54
EnerNOC Inc. (a) (b)	5	82
Engility Holdings Inc. (a)	2	78
Ennis Inc.	4	57
ESCO Technologies Inc.	4	137
Espey Manufacturing & Electronics Corp.	1	15
Exponent Inc.	2	174
Federal Signal Corp.	8	117
Forward Air Corp.	4	211
Franklin Covey Co. (a)	2	48
FreightCar America Inc.	2	65
FTI Consulting Inc. (a)	1	52
Fuel Tech Inc. (a)	4	14
Furmanite Corp. (a)	7	55
G&K Services Inc. - Class A	3	185
GenCorp Inc. (a) (b)	9	161
Gibraltar Industries Inc. (a)	4	69
Global Brass & Copper Holdings Inc.	1	8
Global Power Equipment Group Inc.	3	41
Goldfield Corp. (a)	3	8
Gorman-Rupp Co.	5	153
GP Strategies Corp. (a)	3	95

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
GrafTech International Ltd. (a)	14	71
Graham Corp.	1	36
Granite Construction Inc.	4	164
Great Lakes Dredge & Dock Corp. (a)	7	57
Greenbrier Cos. Inc. (b)	1	69
Griffon Corp. (b)	12	157
H&E Equipment Services Inc.	5	137
Hardinge Inc.	2	25
Hawaiian Holdings Inc. (a) (b)	8	198
Heidrick & Struggles International Inc.	3	65
Heritage-Crystal Clean Inc. (a)	—	3
Hill International Inc. (a) (b)	4	15
Houston Wire & Cable Co.	3	31
HUB Group Inc. - Class A (a)	3	126
Hudson Global Inc. (a)	2	5
Hurco Cos. Inc.	1	31
Huron Consulting Group Inc. (a)	1	38
Hyster-Yale Materials Handling Inc. - Class A	1	72
ICF International Inc. (a)	2	91
II-VI Inc. (a) (b)	6	86
InnerWorkings Inc. (a)	2	14
Innovative Solutions & Support Inc. (a)	—	1
Insperity Inc.	3	117
Insteel Industries Inc.	4	83
Interface Inc.	10	171
International Shipholding Corp. (b)	—	6
Intersections Inc. (b)	3	10
John Bean Technologies Corp.	4	128
Kaman Corp. - Class A	4	169
Kelly Services Inc. - Class A (b)	4	60
Keyw Holding Corp. (a) (b)	4	40
Kforce Inc.	4	98
Kimball International Inc. - Class B	3	31
Knoll Inc.	8	161
Korn/Ferry International (a)	8	218
Kratos Defense & Security Solutions Inc. (a)	6	30
Layne Christensen Co. (a) (b)	4	36
LB Foster Co.	2	80
Lindsay Corp. (b)	1	112
LMI Aerospace Inc. (a)	2	34
LS Starrett Co. - Class A	—	10
LSI Industries Inc.	2	15
Lydall Inc. (a)	2	66
Magnetek Inc. (a)	—	12
Marten Transport Ltd.	6	130
Matson Inc.	8	277
McGrath RentCorp	5	191
Meritor Inc. (a)	14	216
Miller Industries Inc. (b)	2	40
Mistras Group Inc. (a)	5	83
Mueller Water Products Inc. - Class A	11	116
Multi-Color Corp. (b)	3	169
MYR Group Inc. (a)	3	74
NACCO Industries Inc. - Class A	1	59
National Presto Industries Inc. (b)	1	57
Navigant Consulting Inc. (a)	7	102
NCI Building Systems Inc. (a)	1	27
NL Industries Inc.	2	17
NN Inc.	4	82
Nordic American Offshore Ltd. (b)	—	1
Nortek Inc. (a)	3	205
Northwest Pipe Co. (a)	1	36
Omega Flex Inc.	1	39
Orbital Sciences Corp. (a)	1	19
Orion Energy Systems Inc. (a)	2	13
Orion Marine Group Inc. (a)	4	48
Overseas Shipholding Group Inc. - Class B (a) (b)	12	68
PAM Transportation Services Inc. (a)	1	57
Park-Ohio Holdings Corp.	3	174
Patrick Industries Inc. (a)	2	94
Pendrell Corp. (a)	8	11
Performant Financial Corp. (a)	3	20
PGT Inc. (a)	6	63
PMFG Inc. (a)	5	25
Powell Industries Inc.	1	61
PowerSecure International Inc. (a)	3	32
Preformed Line Products Co. (b)	—	5
Primoris Services Corp.	7	167
Providence and Worcester Railroad Co.	—	5
Quad/Graphics Inc. - Class A	4	82
Quality Distribution Inc. (a)	5	49
Quanex Building Products Corp.	7	126
Raven Industries Inc. (b)	5	131
RBC Bearings Inc.	3	210
Republic Airways Holdings Inc. (a)	5	75
Resources Connection Inc.	10	168
Roadrunner Transportation Systems Inc. (a)	5	109
RPX Corp. (a)	6	76
Rush Enterprises Inc. - Class A (a)	4	141
Saia Inc. (a)	5	275
SIFCO Industries Inc.	1	35
SkyWest Inc.	5	70
SL Industries Inc. (a)	1	19
SP Plus Corp. (a)	5	118
Sparton Corp. (a)	2	51
Standex International Corp.	3	212
Sterling Construction Co. Inc. (a)	2	14
Sun Hydraulics Corp.	4	157
Supreme Industries Inc. - Class A	3	18
Sypris Solutions Inc.	5	12
TAL International Group Inc. (b)	3	123
Taser International Inc. (a) (b)	7	178
Team Inc. (a)	3	104
Tecumseh Products Co. (a)	2	7
Tennant Co.	3	224
Thermon Group Holdings Inc. (a)	5	129
Titan International Inc. (b)	6	59
Titan Machinery Inc. (a) (b)	3	44
TRC Cos. Inc. (a)	1	6
Trex Co. Inc. (a)	4	164
TriMas Corp. (a)	3	103
TrueBlue Inc. (a)	5	121
Tutor Perini Corp. (a)	5	120
Twin Disc Inc.	2	43
Ultralife Corp. (a)	—	—
Ultrapetrol Bahamas Ltd. (a)	1	3
Universal Forest Products Inc.	3	152
Universal Truckload Services Inc.	3	89
US Ecology Inc.	4	148
USA Truck Inc. (a)	—	13
UTi Worldwide Inc. (a)	12	140
Versar Inc. (a)	2	7
Viad Corp.	3	73
Vicor Corp. (a)	2	20
VSE Corp. (b)	1	59
Wabash National Corp. (a) (b)	7	88
YRC Worldwide Inc. (a)	1	19
		17,461
INFORMATION TECHNOLOGY - 19.3%
Actua Corp. (a)	5	88
Actuate Corp. (a)	7	43
ADTRAN Inc.	6	123

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Advanced Energy Industries Inc. (a)	5	114
Advent Software Inc.	1	25
Agilysys Inc. (a)	3	40
Alliance Fiber Optic Products Inc.	1	8
Alpha & Omega Semiconductor Ltd. (a) (b)	4	36
American Software Inc. - Class A	5	48
Amtech Systems Inc. (a)	2	16
Anadigics Inc. (a) (b)	10	8
Audience Inc. (a)	2	10
AVG Technologies NV (a)	6	125
Avid Technology Inc. (a)	2	32
Aware Inc. (b)	5	22
Axcelis Technologies Inc. (a)	2	5
AXT Inc. (a) (b)	12	32
Badger Meter Inc.	3	175
Bazaarvoice Inc. (a) (b)	2	19
Bel Fuse Inc. - Class B	3	70
Blackbaud Inc.	—	8
Blackhawk Network Holdings Inc. - Class B (a)	2	66
Blucora Inc. (a)	4	59
Bottomline Technologies Inc. (a)	6	154
BroadVision Inc. (a) (b)	2	11
Brooks Automation Inc.	7	88
Cabot Microelectronics Corp. (a)	3	139
CalAmp Corp. (a) (b)	4	70
Calix Inc. (a)	8	77
Cascade Microtech Inc. (a)	2	34
Cass Information Systems Inc.	2	118
Ceva Inc. (a)	2	42
Checkpoint Systems Inc. (a)	7	91
Ciber Inc. (a)	17	61
Cinedigm Corp. (a)	2	3
Cirrus Logic Inc. (a)	9	214
Clearfield Inc. (a) (b)	2	28
Coherent Inc. (a)	2	96
Cohu Inc.	4	49
Communications Systems Inc.	1	13
Computer Task Group Inc.	4	38
comScore Inc. (a)	7	337
Comtech Telecommunications Corp.	2	63
Comverse Inc. (a)	4	68
Concurrent Computer Corp.	1	10
Constant Contact Inc. (a)	8	282
Cray Inc. (a)	11	373
CSG Systems International Inc.	6	139
Daktronics Inc.	4	56
Datalink Corp. (a)	4	50
Demand Media Inc. (a)	4	25
Dice Holdings Inc. (a)	9	91
Digi International Inc. (a)	4	41
Digimarc Corp. (b)	—	8
Digital River Inc. (a)	5	124
Diodes Inc. (a)	5	135
DSP Group Inc. (a)	4	40
DTS Inc. (a)	3	89
EarthLink Holdings Corp.	23	99
Eastman Kodak Co. (a)	1	17
Ebix Inc. (b)	4	67
Electro Rent Corp.	4	56
Electro Scientific Industries Inc.	3	24
Ellie Mae Inc. (a) (b)	6	253
eMagin Corp. (a) (b)	2	6
Emcore Corp. (a)	5	26
Emulex Corp. (a) (b)	7	41
Entropic Communications Inc. (a)	9	23
Envestnet Inc. (a)	1	67
EPIQ Systems Inc.	4	63
ePlus Inc. (a)	1	109
Exar Corp. (a) (b)	5	55
ExlService Holdings Inc. (a)	4	114
Extreme Networks (a)	14	49
Fabrinet (a)	4	64
FARO Technologies Inc. (a)	2	139
FormFactor Inc. (a)	10	87
Forrester Research Inc.	5	190
Global Cash Access Holdings Inc. (a)	7	49
Globalscape Inc.	4	9
GSI Group Inc. (a)	6	87
GSI Technology Inc. (a) (b)	2	9
Hackett Group Inc.	6	54
Harmonic Inc. (a)	9	66
Heartland Payment Systems Inc. (b)	4	211
Higher One Holdings Inc. (a)	6	24
Hutchinson Technology Inc. (a) (b)	4	15
ID Systems Inc. (a) (b)	2	11
IEC Electronics Corp. (a)	2	7
Imation Corp. (a)	7	26
Immersion Corp. (a)	2	23
Infinera Corp. (a) (b)	21	303
Innodata Inc. (a)	6	17
Inphi Corp. (a)	5	98
Insight Enterprises Inc. (a)	7	181
Integrated Device Technology Inc. (a)	3	59
Integrated Silicon Solutions Inc. (b)	5	80
InterDigital Inc.	1	74
Internap Corp. (a)	12	92
Intevac Inc. (a)	1	9
IntraLinks Holdings Inc. (a)	6	69
Itron Inc. (a)	1	53
Ixia (a) (b)	9	106
IXYS Corp.	4	51
Kemet Corp. (a)	8	35
Key Tronic Corp. (a) (b)	4	32
Kimball Electronics Inc. (a)	3	30
Kofax Ltd. (a)	10	73
Kopin Corp. (a)	9	33
Kulicke & Soffa Industries Inc. (a)	15	210
KVH Industries Inc. (a) (b)	3	34
Lattice Semiconductor Corp. (a)	12	84
Limelight Networks Inc. (a)	14	40
Lionbridge Technologies Inc. (a)	9	53
LoJack Corp. (a) (b)	1	3
Magnachip Semiconductor Corp. (a)	4	47
Mantech International Corp. - Class A	4	132
Marchex Inc. - Class B	4	17
MaxLinear Inc. - Class A (a)	1	10
Maxwell Technologies Inc. (a) (b)	3	28
MeetMe Inc. (a) (b)	7	10
Mercury Systems Inc. (a)	6	83
Mesa Laboratories Inc. (b)	—	37
Methode Electronics Inc.	7	238
Micrel Inc.	11	153
MOCON Inc.	1	12
MoneyGram International Inc. (a)	4	34
Monolithic Power Systems Inc.	9	442
Monotype Imaging Holdings Inc.	7	197
Monster Worldwide Inc. (a)	10	48
MoSys Inc. (a) (b)	5	9
MTS Systems Corp.	2	145
Multi-Fineline Electronix Inc. (a)	2	25
Nanometrics Inc. (a)	4	71
NAPCO Security Technologies Inc. (a)	1	6
NCI Inc. - Class A (a)	2	20
NeoPhotonics Corp. (a)	3	11

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
NetGear Inc. (a)	5	195
NetScout Systems Inc. (a)	7	253
Newport Corp. (a)	6	110
NIC Inc.	7	119
Novatel Wireless Inc. (a)	6	19
Oclaro Inc. (a)	6	12
Omnivision Technologies Inc. (a)	11	275
Optical Cable Corp.	1	3
OSI Systems Inc. (a)	3	191
PAR Technology Corp. (a)	—	3
Park Electrochemical Corp. (b)	4	92
PC Connection Inc.	3	74
PCM Inc. (a)	1	10
PDF Solutions Inc. (a)	4	66
Pegasystems Inc.	1	27
Perceptron Inc.	2	22
Perficient Inc. (a)	4	66
Pericom Semiconductor Corp. (a)	4	51
Photronics Inc. (a)	9	74
Planar Systems Inc. (a)	3	21
Plexus Corp. (a)	4	154
PMC - Sierra Inc. (a)	19	171
Power Integrations Inc.	2	118
PRGX Global Inc. (a) (b)	5	29
Procera Networks Inc. (a) (b)	2	17
Progress Software Corp. (a)	7	185
QAD Inc. - Class A	2	35
QLogic Corp. (a)	10	129
QuinStreet Inc. (a)	7	45
Qumu Corp. (a)	3	40
Radisys Corp. (a)	4	10
Rambus Inc. (a)	24	262
RealD Inc. (a) (b)	7	85
RealNetworks Inc. (a)	2	13
Reis Inc.	2	47
RF Industries Ltd.	2	8
Rightside Group Ltd. (a)	2	12
Rofin-Sinar Technologies Inc. (a)	3	83
Rogers Corp. (a)	3	213
Rosetta Stone Inc. (a)	3	34
Rubicon Technology Inc. (a) (b)	3	12
Rudolph Technologies Inc. (a)	3	35
ScanSource Inc. (a)	4	141
SeaChange International Inc. (a)	7	43
ServiceSource International Inc. (a) (b)	5	23
ShoreTel Inc. (a)	11	83
Sigma Designs Inc. (a)	7	51
Silicon Graphics International Corp. (a)	1	7
Silicon Image Inc. (a)	8	44
SMTC Corp. (a)	1	3
Sonus Networks Inc. (a)	32	128
Spansion Inc. - Class A (a)	9	317
Stamps.com Inc. (a)	2	107
StarTek Inc. (a)	—	4
Super Micro Computer Inc. (a)	6	209
support.com Inc. (a)	9	18
Sykes Enterprises Inc. (a)	5	123
Synchronoss Technologies Inc. (a)	1	62
Tangoe Inc. (a)	—	4
TeleCommunication Systems Inc. - Class A (a)	5	15
TeleNav Inc. (a)	7	44
TeleTech Holdings Inc. (a)	9	205
Tessco Technologies Inc.	2	51
Tessera Technologies Inc.	12	428
TiVo Inc. (a)	12	140
Transact Technologies Inc.	—	1
Travelzoo Inc. (a)	2	27
TriQuint Semiconductor Inc. (a)	39	1,062
TTM Technologies Inc. (a)	10	74
Ultra Clean Holdings Inc. (a)	3	28
Ultratech Inc. (a)	3	54
Unisys Corp. (a) (b)	5	160
United Online Inc. (a)	3	45
Universal Display Corp. (a) (b)	1	19
VASCO Data Security International Inc. (a)	3	71
Veeco Instruments Inc. (a)	5	190
Viasystems Group Inc. (a)	—	7
Virtusa Corp. (a)	4	167
Vishay Precision Group Inc. (a)	2	37
Wayside Technology Group Inc.	—	6
Xcerra Corp. (a)	14	132
XO Group Inc. (a)	3	63
Zix Corp. (a)	6	22
		17,998
MATERIALS - 5.6%
A. Schulman Inc.	5	217
AEP Industries Inc. (a)	1	68
AK Steel Holding Corp. (a) (b)	9	54
AM Castle & Co. (a) (b)	2	19
American Vanguard Corp. (b)	3	40
Boise Cascade Co. (a)	4	151
Calgon Carbon Corp. (a)	8	162
Century Aluminum Co. (a)	11	262
Chase Corp.	2	90
Clearwater Paper Corp. (a)	2	153
Core Molding Technologies Inc. (a)	—	3
Deltic Timber Corp.	1	89
Ferro Corp. (a)	11	145
Flotek Industries Inc. (a)	8	145
Friedman Industries Inc.	1	4
FutureFuel Corp.	7	86
Globe Specialty Metals Inc.	11	184
Gold Resource Corp.	6	19
Hawkins Inc.	2	101
Haynes International Inc.	2	106
Headwaters Inc. (a)	8	114
Horsehead Holding Corp. (a) (b)	7	108
Innophos Holdings Inc.	3	170
Innospec Inc.	4	172
Kaiser Aluminum Corp.	3	182
KMG Chemicals Inc.	3	54
Koppers Holdings Inc.	2	57
Kraton Performance Polymers Inc. (a)	3	70
Landec Corp. (a)	6	86
LSB Industries Inc. (a)	4	112
Materion Corp.	2	75
McEwen Mining Inc. (a) (b)	4	4
Mercer International Inc. (a)	9	116
Myers Industries Inc.	6	100
Neenah Paper Inc.	2	132
Noranda Aluminium Holding Corp.	8	27
Northern Technologies International Corp. (a) (b)	1	17
Olympic Steel Inc.	1	26
OM Group Inc.	3	98
Omnova Solutions Inc. (a)	12	95
P.H. Glatfelter Co.	7	169
Quaker Chemical Corp.	2	153
RTI International Metals Inc. (a)	6	142
Schnitzer Steel Industries Inc. - Class A	3	61
Schweitzer-Mauduit International Inc.	4	158
Stepan Co.	3	134
SunCoke Energy Inc.	8	147
Synalloy Corp.	2	29

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Trecora Resources (a) (b)	3	49
Tredegar Corp.	3	64
United States Lime & Minerals Inc.	1	42
Universal Stainless & Alloy Products Inc. (a)	1	36
Wausau Paper Corp. (b)	6	67
Zep Inc.	3	51
		5,215
TELECOMMUNICATION SERVICES - 1.8%
8x8 Inc. (a)	2	17
Alaska Communications Systems Group Inc. (a)	2	4
Atlantic Tele-Network Inc.	3	189
Boingo Wireless Inc. (a)	8	63
Cincinnati Bell Inc. (a)	28	90
Cogent Communications Group Inc.	1	26
Consolidated Communications Holdings Inc. (b)	10	276
General Communication Inc. - Class A (a)	6	88
Hawaiian Telcom Holdco Inc. (a)	1	29
HC2 Holdings Inc. (a)	2	20
IDT Corp. - Class B	4	91
Inteliquent Inc.	5	89
Iridium Communications Inc. (a) (b)	15	149
Lumos Networks Corp.	3	59
NTELOS Holdings Corp. (b)	2	9
ORBCOMM Inc. (a)	6	40
Premiere Global Services Inc. (a)	11	119
Shenandoah Telecommunications Co.	4	118
Spok Holdings Inc.	3	56
Straight Path Communications Inc. - Class B (a) (b)	3	54
Vonage Holdings Corp. (a)	31	119
		1,705
UTILITIES - 2.2%
American States Water Co.	7	249
Artesian Resources Corp. - Class A (b)	2	35
California Water Service Group (b)	8	188
Chesapeake Utilities Corp.	2	123
Connecticut Water Services Inc. (b)	2	55
Consolidated Water Co. Ltd. (b)	2	21
Delta Natural Gas Co. Inc.	2	33
El Paso Electric Co.	1	42
Empire District Electric Co.	7	208
Gas Natural Inc.	2	19
Genie Energy Ltd. - Class B	4	24
MGE Energy Inc.	4	191
Middlesex Water Co. (b)	2	56
Northwest Natural Gas Co. (b)	5	230
Ormat Technologies Inc. (b)	5	136
Otter Tail Corp.	5	151
RGC Resources Inc. (b)	—	7
SJW Corp.	4	126
Unitil Corp.	2	85
York Water Co. (b)	2	47
		2,026

Total Common Stocks (cost $75,514)		93,301

RIGHTS - 0.0%
Providence Services Corp. (a) (c)	2	—
Total Rights (cost $0)		—

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (a) (b) (c) (d) (e)	6	—
Total Warrants (cost $0)		—

SHORT TERM INVESTMENTS - 11.8%

Investment Company - 0.0%
JNL Money Market Fund, 0.01% (f) (g)	32	32
Securities Lending Collateral - 11.8%
BlackRock Liquidity Funds TempFund Portfolio, 0.07% (g)	3,000	3,000
Fidelity Institutional Money Market Portfolio, 0.09% (g)	4,000	4,000
Repurchase Agreement with CSI, 0.07% (Collateralized by $4,059 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $2,040) acquired on 12/31/14, due 01/02/15 at $2,000	$2,000	2,000
Repurchase Agreement with MLP, 0.06% (Collateralized by $663 U.S. Treasury Bond, 6.25%, due 05/15/30, value $994 and $1,096 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,052) acquired on 12/31/14, due 01/02/15 at $2,007	2,007	2,007
		11,007

Total Short Term Investments (cost $11,039)		11,039

Total Investments - 111.9% (cost $86,553)		104,340
Other Assets and Liabilities, Net - (11.9%)		(11,125)
Total Net Assets - 100.0%		$93,215

(a)	Non-income producing security.
(b)	All or portion of the security was on loan.
(c)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

(d)	Security is restricted to resale to institutional investors. See the Restricted Securities tables accompanying the Summary Schedules of Investments presented in the Trust’s annual report.
(e)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(f)	Investment in affiliate.
(g)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Curian/Epoch Global Shareholder Yield Fund

	Shares/Par †	Value
COMMON STOCKS - 96.4%

CONSUMER DISCRETIONARY - 6.2%
Compass Group Plc	21	$367
Daimler AG	9	706
Mattel Inc.	12	387
McDonald’s Corp.	3	324
Pearson Plc	25	457
Regal Entertainment Group - Class A (a)	20	432
Shaw Communications Inc. - Class B (a)	19	526
Wolters Kluwer NV	12	355
		3,554

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CONSUMER STAPLES - 14.0%
Altria Group Inc.	24	1,186
British American Tobacco Plc	12	641
Coca-Cola Co.	8	320
Diageo Plc - ADR	2	270
Imperial Tobacco Group Plc	25	1,098
Kimberly-Clark Corp.	5	543
Lorillard Inc.	17	1,056
Nestle SA	4	312
PepsiCo Inc.	4	336
Philip Morris International Inc.	7	538
Reynolds American Inc.	15	978
Unilever Plc	9	386
WM Morrison Supermarkets Plc (a)	130	372
		8,036
ENERGY - 8.4%
ConocoPhillips	7	486
Enterprise Products Partners LP	12	447
Kinder Morgan Inc.	23	972
MarkWest Energy Partners LP	5	347
Occidental Petroleum Corp.	5	423
Royal Dutch Shell Plc - ADR - Class A	11	752
Statoil ASA (a)	17	299
Targa Resources Partners LP	6	289
Total SA	16	800
		4,815
FINANCIALS - 11.1%
Aberdeen Asset Management Plc	7	49
Arthur J. Gallagher & Co.	7	310
CME Group Inc.	10	898
Commonwealth Bank of Australia	6	387
Health Care REIT Inc.	14	1,046
Muenchener Rueckversicherungs AG	4	858
People’s United Financial Inc. (a)	25	379
SCOR SE	19	568
Svenska Handelsbanken AB - Class A	9	414
Unibail-Rodamco SE	2	543
Wells Fargo & Co.	9	486
Westpac Banking Corp.	15	401
		6,339
HEALTH CARE - 6.5%
AbbVie Inc.	8	510
AstraZeneca Plc - ADR	5	322
GlaxoSmithKline Plc	38	825
Johnson & Johnson	3	347
Merck & Co. Inc.	7	416
Novartis AG	6	583
Roche Holding AG	1	382
Sanofi	4	362
		3,747
INDUSTRIALS - 7.6%
BAE Systems Plc	114	837
Corrections Corp. of America	20	724
Deutsche Post AG	9	286
Lockheed Martin Corp. (a)	3	619
Orkla ASA	56	381
RR Donnelley & Sons Co.	24	396
Vinci SA	14	789
Waste Management Inc.	7	352
		4,384
INFORMATION TECHNOLOGY - 4.1%
Apple Inc.	4	433
Automatic Data Processing Inc.	4	345
KLA-Tencor Corp.	5	341
Microchip Technology Inc. (a)	9	391
Microsoft Corp.	8	394
Seagate Technology Plc	7	465
		2,369
MATERIALS - 5.7%
BASF SE	7	582
BHP Billiton Ltd.	11	267
Dow Chemical Co.	11	481
EI Du Pont de Nemours & Co.	5	361
Potash Corp. of Saskatchewan Inc.	21	739
Rio Tinto Plc	7	343
Yara International ASA	11	509
		3,282
TELECOMMUNICATION SERVICES - 14.9%
AT&T Inc.	27	910
BCE Inc.	24	1,090
CenturyTel Inc.	21	845
Deutsche Telekom AG	55	885
Philippine Long Distance Telephone Co. - ADR	5	311
Rogers Communications Inc. - Class B	9	335
Swisscom AG	2	894
Telstra Corp. Ltd.	170	824
Verizon Communications Inc.	20	913
Vivendi SA	21	521
Vodafone Group Plc	293	1,005
		8,533
UTILITIES - 17.9%
Ameren Corp.	21	976
Centrica Plc	145	629
Dominion Resources Inc.	4	332
Duke Energy Corp.	12	997
Electricite de France SA	27	732
National Grid Plc	71	1,006
PPL Corp.	25	913
Severn Trent Plc	13	391
Southern Co.	9	451
SSE Plc	40	1,012
TECO Energy Inc.	36	740
Terna Rete Elettrica Nazionale SpA (a)	173	786
United Utilities Group Plc	62	878
Wisconsin Energy Corp.	8	399
		10,242

Total Common Stocks (cost $52,797)		55,301

SHORT TERM INVESTMENTS - 7.9%

Investment Company - 2.7%
JNL Money Market Fund, 0.01% (b) (c)	1,522	1,522
Securities Lending Collateral - 5.2%
Repurchase Agreement with CSI, 0.07% (Collateralized by $2,030 U.S. Treasury Bond Strip, due 11/15/37-11/15/39, value $1,020) acquired on 12/31/14, due 01/02/15 at $1,000	$1,000	1,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with MLP, 0.06% (Collateralized by $660 U.S. Treasury Bond, 6.25%, due 05/15/30, value $991 and $1,092 U.S. Treasury Note, 0.13%, due 07/15/24, value $1,049) acquired on 12/31/14, due 01/02/15 at $2,000	2,000	2,000
		3,000

Total Short Term Investments (cost $4,522)		4,522

Total Investments - 104.3% (cost $57,319)		59,823
Other Assets and Liabilities, Net - (4.3%)		(2,461)
Total Net Assets - 100.0%		$57,362

(a)	All or portion of the security was on loan.
(b)	Investment in affiliate.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	3.4%
Canada	4.9
France	7.8
Germany	6.0
Ireland	0.8
Italy	1.4
Netherlands	2.0
Norway	2.2
Philippines	0.6
Sweden	0.7
Switzerland	3.9
United Kingdom	19.7
United States	46.6
Total Long-Term Investments	100.0%

*	The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Curian Long Short Credit Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 3.1%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (a) (b)	$1,782	$1,820
American Tower Trust I, 3.07%, 03/15/23 (c)	1,170	1,163
Citigroup Commercial Mortgage Trust REMIC, 0.91%, 06/15/21 (a) (b) (d)	4,000	4,004
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.23%, 10/15/15 (d)	1,887	1,936
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.57%, 05/15/36 (d)	247	249
Dell Equipment Finance Trust
0.94%, 06/22/20 (c)	255	255
1.36%, 06/22/20 (c)	100	100
Morgan Stanley Capital I Trust REMIC, 4.98%, 06/12/47 (d)	475	482
MVW Owner Trust, 2.15%, 04/22/30 (c)	862	863
Wachovia Bank Commercial Mortgage Trust REMIC, 5.46%, 02/15/16 (d)	274	283
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,154)		11,155

CORPORATE BONDS AND NOTES - 90.6%

CONSUMER DISCRETIONARY - 17.6%
Altice SA, 7.75%, 05/15/22 (c)	540	541
AMAYA Holdings BV Term Loan
5.00%, 07/29/21 (d)	1,077	1,066
8.00%, 07/28/22 (d)	270	266
Aramark Corp. Term Loan, 3.25%, 09/21/19 (d)	804	790
Beazer Homes USA Inc., 7.50%, 09/15/21	1,856	1,865
Borgata Term Loan B, 6.75%, 08/15/18 (d)	1,144	1,133
Boyd Gaming Corp., 9.13%, 12/01/18	1,075	1,102
British Sky Broadcasting Group Plc, 3.75%, 09/16/24 (c)	788	793
Burger King NewCo Term Loan B, 4.50%, 09/23/21 (d)	1,500	1,494
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21 (d)	955	870
CBS Outdoor Americas Capital Term Loan, 3.00%, 01/16/21 (d)	600	585
Charter Communications Term Loan, 4.25%, 08/12/21 (d)	550	553
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19 (c) (e)	440	389
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20 (d)	1,790	1,771
Delphi Corp., 5.00%, 02/15/23	1,650	1,761
DreamWorks Animation SKG Inc., 6.88%, 08/15/20 (c)	800	820
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20 (d)	1,071	1,047
Garda World Security Corp. Delayed Draw Term Loan, 4.00%, 11/05/20 (d)	101	98
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20 (d)	394	384
General Motors Co.
3.50%, 10/02/18	1,500	1,530
5.00%, 04/01/35	1,000	1,042
6.25%, 10/02/43	664	793
Gibson Brands Inc., 8.88%, 08/01/18 (c)	369	354
GLP Capital LP
4.38%, 11/01/18	207	212
4.88%, 11/01/20	233	236
5.38%, 11/01/23	182	188
Grupo Televisa SAB, 5.00%, 05/13/45	933	942
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	585	611
Hilton Worldwide Inc. Term Loan B, 3.50%, 09/23/20 (d)	1,382	1,364
Hudson’s Bay Co. Initial Term Loan, 4.75%, 10/07/20 (d)	195	195
J.C. Penney Co. Inc. Term Loan, 6.00%, 05/22/18 (d)	670	656
Jarden Corp. Term Loan B-1, 2.91%, 09/30/20 (d)	1,321	1,318
Landry’s Holdings II Inc., 10.25%, 01/01/18 (c)	540	556
Liberty Global Term Loan, 4.50%, 12/24/21 (d)	900	875
Media General Financing Sub Inc., 5.88%, 11/15/22 (c)	394	390
Media General Inc. Term Loan, 0.00%, 07/31/20 (f)	1,330	1,314
MGM Resorts International, 6.75%, 10/01/20	575	604
Michaels Stores Inc., 5.88%, 12/15/20 (c)	591	597
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19 (d)	1,218	1,168
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (c) (e)	1,044	1,107
Netflix Inc., 5.75%, 03/01/24 (c)	713	742

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Numericable Group SA
4.88%, 05/15/19 (c)	916	908
5.38%, 05/15/22 (c), EUR	1,000	1,249
PC Nextco Holdings LLC, 8.75%, 08/15/19 (e)	592	595
PVH Corp., 4.50%, 12/15/22	925	913
RSI Home Products Inc., 6.88%, 03/01/18 (c)	500	522
Schaeffler Finance BV
3.25%, 05/15/19 (c), EUR	556	680
3.50%, 05/15/22 (c), EUR	358	441
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (c), EUR	469	604
Scientific Games International Inc., 7.00%, 01/01/22 (a) (b)	699	708
Scientific Games International Inc. Term Loan, 6.00%, 09/17/21 (d)	1,500	1,476
Seaworld Parks & Entertainment Inc. Term Loan B-2, 3.00%, 05/13/20 (d)	1,282	1,211
Seminole Hard Rock Entertainment Inc. Term Loan, 3.50%, 05/15/20 (d)	1,402	1,349
SES SA, 5.30%, 04/04/43 (c)	615	683
Shingle Springs Tribal Gaming Authority Term Loan, 6.25%, 08/15/19 (d) (l)	776	776
Sirius XM Radio Inc., 6.00%, 07/15/24 (c)	1,967	2,016
Sugarhouse HSP Gaming Prop Mezz LP, 6.38%, 06/01/21 (c)	316	288
Taylor Morrison Communities Inc., 7.75%, 04/15/20 (c)	1,075	1,139
Tenneco Inc.
6.88%, 12/15/20	1,750	1,851
5.38%, 12/15/24	355	364
Time Warner Cable Inc.
6.75%, 06/15/39	247	323
5.88%, 11/15/40	168	200
5.50%, 09/01/41	460	534
Toll Brothers Finance Corp., 4.00%, 12/31/18	513	514
TRW Automotive Inc., 4.45%, 12/01/23 (c)	550	553
Univision Communications Inc. Term Loan, 4.00%, 03/01/20 (d)	2,119	2,068
Visant Holding Corp. Term Loan, 7.00%, 08/15/21 (d)	1,377	1,335
Wave Holdco LLC, 8.25%, 07/15/19 (c) (e)	519	522
WideOpenWest Finance LLC, 10.25%, 07/15/19	1,625	1,692
Wynn Las Vegas LLC, 7.75%, 08/15/20	2,425	2,583
Yonkers Racing Corp. Term Loan, 4.25%, 08/19/19 (d)	444	397
		62,616
CONSUMER STAPLES - 3.8%
Albertson’s LLC Term Loan B3, 4.00%, 08/11/19 (d)	1,300	1,291
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (c)	550	473
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (c) (e)	1,142	1,199
Constellation Brands Inc., 4.25%, 05/01/23	1,400	1,389
Diamond Foods Inc., 7.00%, 03/15/19 (c)	138	141
Dole Food Co. Inc. New Term Loan B, 4.50%, 10/25/18 (d)	1,214	1,197
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (c)	263	256
JBS Investments GmbH, 7.25%, 04/03/24 (c)	1,045	1,027
Pinnacle Foods Finance LLC Term Loan H, 3.00%, 04/29/20 (d)	1,089	1,054
Reynolds American Inc., 3.25%, 11/01/22	900	877
Reynolds Group Issuer Inc., 5.75%, 10/15/20	750	769
Sysco Corp., 4.35%, 10/02/34	1,582	1,703
Tyson Foods Inc.
3.95%, 08/15/24	434	449
4.88%, 08/15/34	355	389
5.15%, 08/15/44	256	288
Wal-Mart Stores Inc., 4.30%, 04/22/44	963	1,051
		13,553
ENERGY - 14.8%
Access Midstream Partners LP
5.88%, 04/15/21	371	387
4.88%, 05/15/23	1,519	1,542
4.88%, 03/15/24	440	447
Alpha Natural Resources Inc.
9.75%, 04/15/18	700	315
6.25%, 06/01/21	1,300	364
Arch Coal Inc.
8.00%, 01/15/19 (c)	591	328
7.25%, 06/15/21	1,300	379
Arch Western Finance LLC Term Loan, 6.25%, 05/14/18 (d)	987	815
BP Capital Markets Plc
2.50%, 11/06/22	650	606
2.75%, 05/10/23	1,027	960
BreitBurn Energy Partners LP, 7.88%, 04/15/22	821	634
California Resources Corp.
5.50%, 09/15/21 (c)	773	661
6.00%, 11/15/24 (c)	779	658
Calumet Specialty Products Partners LP, 6.50%, 04/15/21 (c)	1,128	1,004
Chaparral Energy Inc., 8.25%, 09/01/21	1,250	850
Chesapeake Energy Corp., 3.48%, 04/15/19 (d)	2,467	2,418
Citgo Petroleum Corp. Term Loan, 4.50%, 07/23/21 (d)	1,476	1,464
Concho Resources Inc., 5.50%, 04/01/23	827	831
DCP Midstream LLC, 5.85%, 05/21/43 (c) (d)	2,326	2,256
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	1,355	1,154
Energy Future Intermediate Holding Co. LLC Term Loan, 4.25%, 04/28/16 (d)	1,658	1,657
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24 (c)	433	234
EnQuest Plc, 7.00%, 04/15/22 (c)	834	517
Enterprise Products Operating LLC
3.75%, 02/15/25	626	628
4.95%, 10/15/54	472	483
Fieldwood Energy LLC 1st Lien Term Loan, 3.88%, 09/28/18 (d)	1,886	1,783
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20 (d)	200	145
Halcon Resources Corp., 9.75%, 07/15/20	1,144	858
Ithaca Energy Inc., 8.13%, 07/01/19 (c)	579	437
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21 (d) (l)	900	765
Jupiter Resources Inc., 8.50%, 10/01/22 (c)	1,750	1,317
Kinder Morgan Inc.
3.05%, 12/01/19	1,250	1,240
5.30%, 12/01/34	800	812
Legacy Reserves LP, 6.63%, 12/01/21 (c)	701	571
Linden Term Loan B, 3.75%, 12/01/20 (d)	337	332
Linn Energy LLC, 8.63%, 04/15/20	1,200	1,044
Memorial Production Partners LP, 6.88%, 08/01/22 (c)	965	733
Midstates Petroleum Co. Inc., 9.25%, 06/01/21	1,176	588
Newfield Exploration Co., 6.88%, 02/01/20	1,400	1,421
Penn Virginia Corp., 8.50%, 05/01/20	1,175	940
Petrobras Global Finance BV 1.85%, 05/20/16 (d)	1,150	1,099

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
2.37%, 01/15/19 (d)	1,000	887
4.38%, 05/20/23	841	723
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)	892	745
Phillips 66
4.65%, 11/15/34	650	666
4.88%, 11/15/44	650	665
Plains Exploration & Production Co., 6.75%, 02/01/22	468	515
Regency Energy Partners LP
5.88%, 03/01/22	1,729	1,725
5.00%, 10/01/22	567	536
Samson Investment Co. Term Loan 1, 5.00%, 09/25/18 (d)	1,550	1,216
Seadrill Ltd., 6.13%, 09/15/17 (c) (g)	2,150	1,903
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21 (d)	1,089	842
SESI LLC, 7.13%, 12/15/21	1,470	1,411
Seventy Seven Operating LLC Term Loan, 3.75%, 06/18/21 (d) (l)	498	418
SM Energy Co., 6.13%, 11/15/22 (c)	976	918
Targa Resources Partners LP, 4.13%, 11/15/19 (c)	1,928	1,856
Tesoro Logistics LP
5.50%, 10/15/19 (c)	154	153
6.25%, 10/15/22 (c)	225	224
Transocean Inc.
6.38%, 12/15/21 (h)	1,250	1,153
3.80%, 10/15/22 (h)	411	333
		52,566
FINANCIALS - 23.7%
Abbey National Treasury Services Plc, 4.00%, 03/13/24	1,049	1,092
AerCap Ireland Capital Ltd., 4.50%, 05/15/21 (c)	180	182
Banco Santander Chile, 2.11%, 06/07/18 (c) (d)	1,000	1,012
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (i)	1,373	1,357
6.50% (callable at 100 beginning 10/23/24) (i)	785	799
3.30%, 01/11/23	917	917
4.20%, 08/26/24	1,250	1,273
4.25%, 10/22/26	739	737
Barclays Bank Plc
7.75%, 04/10/23 (d)	1,000	1,090
3.75%, 05/15/24	2,000	2,061
Barclays Plc
8.00% (callable at 100 beginning 12/15/20) (i), EUR	1,100	1,385
8.25% (callable at 100 beginning 12/15/18) (i)	1,100	1,127
Capital One NA, 2.95%, 07/23/21 (b)	918	912
Citigroup Inc., 5.90%, (callable at 100 beginning 02/15/23) (i)	1,100	1,072
CME Group Inc., 5.30%, 09/15/43	1,250	1,515
Credit Suisse
3.00%, 10/29/21	797	793
3.63%, 09/09/24	1,891	1,924
Credit Suisse AG, 6.50%, 08/08/23 (c)	2,481	2,723
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (c) (i)	1,759	1,829
Discover Financial Services, 3.95%, 11/06/24	1,250	1,257
Financiere Gaillon 8 SAS, 7.00%, 09/30/19 (c), EUR	983	1,154
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	2,221	2,349
Ford Motor Credit Co. LLC, 4.25%, 09/20/22	875	928
General Electric Capital Corp.
6.25% (callable at 100 beginning 12/15/22) (i)	825	898
7.13% (callable at 100 beginning 06/15/22) (i)	3,400	3,957
General Motors Financial Co. Inc.
4.38%, 09/25/21	470	491
4.25%, 05/15/23	774	789
GFI Group Inc., 10.38%, 07/19/18 (h)	1,000	1,155
Goldman Sachs Group Inc.
5.70% (callable at 100 beginning 05/10/19) (i)	2,552	2,581
2.55%, 10/23/19	1,250	1,244
5.38%, 03/15/20	1,350	1,513
4.00%, 03/03/24	1,461	1,517
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 07/17/20 (d)	1,284	1,270
Hospitality Properties Trust, 4.50%, 03/15/25	1,001	1,008
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (i)	949	952
6.37% (callable at 100 beginning 09/17/24) (i)	1,348	1,361
4.25%, 03/14/24	1,300	1,353
5.25%, 03/14/44	350	392
Icahn Enterprises LP
6.00%, 08/01/20	920	948
5.88%, 02/01/22	704	707
International Lease Finance Corp., 6.25%, 05/15/19	1,800	1,966
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (c)	2,475	2,402
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (i)	500	489
7.90% (callable at 100 beginning 04/30/18) (i)	966	1,040
3.63%, 05/13/24	600	614
4.13%, 12/15/26	1,250	1,247
Liberty Mutual Group Inc., 4.85%, 08/01/44 (c)	700	712
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 03/27/24 (c)	1,600	1,658
Morgan Stanley
0.97%, 07/23/19 (d)	1,950	1,942
5.63%, 09/23/19	900	1,016
4.10%, 05/22/23	1,237	1,252
3.70%, 10/23/24	625	634
4.35%, 09/08/26	1,222	1,229
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (d)	2,000	1,982
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (i)	1,900	1,793
Prudential Financial Inc., 5.87%, 09/15/42 (d)	1,196	1,262
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	1,472	1,597
6.00%, 12/19/23	359	389
5.13%, 05/28/24	1,534	1,560
Santander UK Plc, 5.00%, 11/07/23 (c)	864	913
Societe Generale SA, 6.00%, (callable at 100 beginning 01/27/20) (c) (i)	499	454
State Street Corp., 3.10%, 05/15/23	1,029	1,015
Stena AB, 7.00%, 02/01/24 (c)	1,332	1,219
Tanger Properties LP, 3.75%, 12/01/24	1,250	1,260
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19 (d)	647	617
Wells Fargo & Co.
4.48%, 01/16/24	461	492

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
4.10%, 06/03/26	1,934	1,977
		84,355
HEALTH CARE - 6.8%
Actavis Funding SCS, 4.85%, 06/15/44	578	587
Amsurg Corp. Term Loan, 3.75%, 07/08/21 (d)	1,005	995
Becton Dickinson and Co.
2.68%, 12/15/19	751	761
3.73%, 12/15/24	294	303
4.69%, 12/15/44	370	398
Capsugel SA, 7.00%, 05/15/19 (c) (e)	1,493	1,508
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21 (d)	2,259	2,231
Endo Pharmaceuticals Holdings Inc. Term Loan B, 3.25%, 12/11/20 (d)	605	589
Envision Acquisition Co. 2nd Lien Term Loan, 9.75%, 09/23/21 (d)	414	410
Gilead Sciences Inc.
3.50%, 02/01/25	561	576
4.80%, 04/01/44	814	903
4.50%, 02/01/45	492	526
HCA Inc.
3.75%, 03/15/19	918	919
4.25%, 10/15/19	2,053	2,084
Howard Hughes Medical Institute, 3.50%, 09/01/23	1,227	1,283
Medtronic Inc.
3.50%, 03/15/25 (c)	1,626	1,663
4.38%, 03/15/35 (c)	1,005	1,066
4.63%, 03/15/45 (c)	1,354	1,468
Merck & Co. Inc., 4.15%, 05/18/43	827	880
Omnicare Inc.
4.75%, 12/01/22	100	101
5.00%, 12/01/24	100	102
Par Pharmaceutical Companies Inc. Term Loan, 4.00%, 09/28/19 (d)	979	950
Perrigo Finance Plc
3.50%, 12/15/21	850	860
4.90%, 12/15/44	264	280
Pfizer Inc., 3.00%, 06/15/23	1,250	1,264
Tenet Healthcare Corp.
5.00%, 03/01/19 (c)	750	751
8.13%, 04/01/22	786	878
		24,336
INDUSTRIALS - 6.2%
AECOM Technology Corp., 5.88%, 10/15/24 (c)	430	440
Aircastle Ltd., 4.63%, 12/15/18	539	542
Berry Plastics Corp. Incremental Term Loan D, 3.50%, 01/29/20 (d)	1,480	1,429
Berry Plastics Term Loan E, 3.75%, 01/06/21 (d)	454	441
Bombardier Inc.
4.75%, 04/15/19 (c)	1,571	1,577
6.00%, 10/15/22 (c)	835	843
6.13%, 01/15/23 (c)	1,727	1,762
Delta Airlines Inc. Term Loan B-1, 3.25%, 10/18/18 (d)	1,870	1,829
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (c)	1,187	1,175
Huntington Ingalls Industries Inc., 5.00%, 12/15/21 (c)	291	296
IHS Inc., 5.00%, 11/01/22 (c)	365	361
Interactive Data Corp. Term Loan, 4.75%, 04/30/21 (d)	1,493	1,480
International Lease Finance Corp., 2.19%, 06/15/16 (d)	1,350	1,348
Meritor Inc.
6.75%, 06/15/21	1,276	1,334
6.25%, 02/15/24	381	387
Schaeffler AG Term Loan, 4.25%, 05/15/20 (d)	550	549
Southwire LLC Term Loan, 3.25%, 02/11/21 (d)	1,035	994
TransDigm Inc. Term Loan D, 3.75%, 05/22/21 (d)	896	878
TransUnion Holding Co. Inc., 9.63%, 06/15/18 (e)	1,400	1,432
United Continental Holdings Inc., 6.00%, 07/15/28	500	476
United Rentals North America Inc., 8.38%, 09/15/20	1,600	1,716
US Airways Group Inc., 6.13%, 06/01/18	575	600
		21,889
INFORMATION TECHNOLOGY - 2.4%
Ancestry.com Inc., 9.63%, 10/15/18 (c) (e)	886	868
BMC Software Finance Inc. Term Loan, 5.00%, 08/09/20 (d)	669	649
Boxer Parent Co. Inc., 9.00%, 10/15/19 (c) (e)	829	705
CDK Global Inc., 3.30%, 10/15/19 (c)	503	501
First Data Corp. New Term Loan, 3.66%, 03/24/17 (d)	1,300	1,279
Oracle Corp., 4.30%, 07/08/34	1,750	1,874
SunGard Availability Services Capital Inc., 8.75%, 04/01/22 (c)	1,048	618
ViaSat Inc., 6.88%, 06/15/20	1,932	2,009
		8,503
MATERIALS - 6.2%
Alcoa Inc., 5.13%, 10/01/24	674	714
Ardagh Packaging Finance Plc, 3.24%, 12/15/19 (c) (d)	3,000	2,895
Barrick Gold Corp., 4.10%, 05/01/23	600	584
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (c)	432	449
Cemex Finance LLC
9.38%, 10/12/22 (c)	1,050	1,171
6.00%, 04/01/24 (c)	447	436
Cemex SAB de CV
6.50%, 12/10/19 (c)	774	793
7.25%, 01/15/21 (c)	794	832
FMG Resources August 2006 Pty Ltd., 6.00%, 04/01/17 (c)	750	717
FMG Resources Pty Ltd., 6.88%, 04/01/22 (c)	1,200	999
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19 (d)	1,478	1,339
Freeport-McMoRan Inc., 5.40%, 11/14/34	2,351	2,292
Hexion US Finance Corp., 6.63%, 04/15/20	500	490
INEOS Group Holdings SA, 6.50%, 08/15/18 (c), EUR	333	396
LyondellBasell Industries NV, 6.00%, 11/15/21	1,250	1,439
Methanex Corp., 5.65%, 12/01/44	496	507
Monsanto Co.
3.38%, 07/15/24	262	266
4.70%, 07/15/64	980	1,028
Samarco Mineracao SA
4.13%, 11/01/22 (c)	240	211
5.38%, 09/26/24 (c)	1,587	1,471
Sealed Air Corp., 4.88%, 12/01/22 (c)	337	334
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (c)	340	331
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (c)	1,000	1,035
Solenis International LP 1st Lien Term Loan, 4.25%, 07/02/21 (d)	998	970

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Votorantim Cimentos SA, 7.25%, 04/05/41 (c)	300	309
		22,008
TELECOMMUNICATION SERVICES - 4.6%
Altice Financing SA, 7.88%, 12/15/19 (c)	200	205
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21 (d)	1,388	1,364
Frontier Communications Corp.
6.25%, 09/15/21	200	201
6.88%, 01/15/25	255	255
Hughes Satellite Systems Corp., 6.50%, 06/15/19	550	590
Inmarsat Finance Plc, 4.88%, 05/15/22 (c)	1,519	1,504
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	1,500	1,541
PAETEC Holding Corp., 9.88%, 12/01/18	1,342	1,409
SES Global Americas Holdings GP, 5.30%, 03/25/44 (c)	953	1,067
Sprint Corp., 7.13%, 06/15/24	975	907
Verizon Communications Inc.
5.15%, 09/15/23	1,800	1,988
6.40%, 09/15/33	1,053	1,297
4.40%, 11/01/34	750	745
6.55%, 09/15/43	817	1,047
5.01%, 08/21/54 (a) (b)	818	846
Wind Acquisition Finance SA, 4.08%, 07/15/20 (c) (d), EUR	500	578
Windstream Corp. Term Loan B-4, 3.50%, 01/15/20 (d)	982	969
		16,513
UTILITIES - 4.5%
Abengoa Yield Plc, 7.00%, 11/15/19 (c)	926	912
AES Corp.
3.23%, 06/01/19 (d)	1,049	1,023
4.88%, 05/15/23	850	844
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (c) (i)	2,700	2,767
Enel SpA, 8.75%, 09/24/73 (c) (d)	1,376	1,598
FirstEnergy Corp.
4.25%, 03/15/23 (h)	616	636
7.38%, 11/15/31	525	635
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (c)	747	805
GenOn Energy Inc., 9.50%, 10/15/18	1,025	1,020
Oglethorpe Power Corp., 4.55%, 06/01/44	1,042	1,098
Pacific Gas & Electric Co., 4.30%, 03/15/45	578	593
Puget Energy Inc., 6.00%, 09/01/21	1,800	2,106
RJS Power Holdings LLC, 5.13%, 07/15/19 (c)	1,350	1,333
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16 (d)	564	566
		15,936
Total Corporate Bonds and Notes (cost $329,524)		322,275

TRUST PREFERREDS - 0.5%

FINANCIALS - 0.5%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	64	1,701

Total Trust Preferreds (cost $1,757)		1,701

PREFERRED STOCKS - 1.5%

ENERGY - 0.1%
NuStar Logistics LP, 7.63%, 01/15/43	19	490

FINANCIALS - 1.4%
Allstate Corp., 5.10%, 01/15/53	51	1,279
Goldman Sachs Group Inc., (callable at 25 beginning 05/10/23) (i)	45	1,098
US Bancorp, 6.00%, (callable at 25 beginning 04/15/17) (i)	88	2,387
		4,764
Total Preferred Stocks (cost $5,441)		5,254

INVESTMENT COMPANIES - 0.1%

Kayne Anderson MLP Investment Co.	8	297
PIMCO Dynamic Credit Income Fund	11	225

Total Investment Companies (cost $505)		522

SHORT TERM INVESTMENTS - 2.9%

Investment Company - 2.9%
JNL Money Market Fund, 0.01% (j) (k)	10,256	10,256

Total Short Term Investments (cost $10,256)		10,256

Total Investments - 98.7% (cost $358,637)		351,163
Other Assets and Liabilities, Net - 1.3%		4,466
Total Net Assets - 100.0%		$355,629

(a)	Security is restricted to resale to institutional investors. See the Restricted Securities tables accompanying the Summary Schedules of Investments presented in the Trust’s annual report.
(b)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(c)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $91,243 which represented 25.7% of net assets.

(d)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(e)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(f)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(g)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(h)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(i)	Perpetual security.
(j)	Investment in affiliate.
(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.
(l)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurement” in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	0.6%
Brazil	1.7
Canada	1.8
Chile	0.3
France	1.9
Germany	0.5
Ireland	1.1
Italy	1.2
Japan	0.5
Luxembourg	1.2
Mexico	0.7
Norway	0.8
Puerto Rico	0.2
Spain	0.3
Sweden	0.4
Switzerland	1.6
United Kingdom	6.0
United States	79.2
Total Long-Term Investments	100.0%

* The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Curian/PIMCO Credit Income Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.0%
Air Canada Pass-Through Trust, 4.13%, 05/15/25 (a)	$95	$97
American Airlines Pass-Through Trust, 5.25%, 01/31/21	46	49
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.11%, 09/25/34 (b)	56	51
Asset-Backed Pass-Through Certificates REMIC, 0.62%, 04/25/35 (b)	21	21
Banc of America Alternative Loan Trust REMIC, 5.75%, 11/25/35	106	99
Centex Home Equity Loan Trust REMIC, 0.79%, 09/25/34 (b)	64	57
Citigroup Mortgage Loan Trust Inc. REMIC, 5.39%, 09/25/37 (b)	85	75
Continental Airlines Inc. Pass-Through Trust
7.25%, 11/10/19	54	62
5.50%, 10/29/20	181	189
Countrywide Asset-Backed Certificates REMIC
0.89%, 07/25/34 (b)	130	122
1.02%, 08/25/34 (b)	96	90
CVS Pass-Through Trust, 7.51%, 01/10/32 (a)	63	80
First Franklin Mortgage Loan Trust REMIC, 1.59%, 10/25/34 (b)	50	41
HomeBanc Mortgage Trust REMIC, 0.44%, 10/25/35 (b)	37	33
HSI Asset Securitization Corp. Trust REMIC, 0.53%, 12/25/35 (b)	100	81
JPMorgan Mortgage Acquisition Trust REMIC, 0.44%, 07/25/36 (b)	300	216
Lehman XS Trust REMIC, 5.17%, 08/25/35 (b)	82	82
New Century Home Equity Loan Trust REMIC, 0.45%, 10/25/35 (b)	89	88
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20 (c) (d)	300	332
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 1.16%, 09/25/34 (b)	98	93
Race Point CLO Ltd., 1.54%, 12/15/22 (a) (b)	250	250
RALI Trust REMIC
6.00%, 12/25/35	134	119
6.00%, 02/25/37	139	111
RASC Trust REMIC, 0.33%, 09/25/36 (b)	369	310
SBA Tower Trust REMIC, 3.60%, 04/16/18 (a)	100	100
SLM Private Credit Student Loan Trust REMIC, 0.42%, 09/15/17 (b)	151	150
STARM Mortgage Loan Trust REMIC, 6.02%, 02/25/37 (b)	42	41
United Air Lines Pass-Through Trust, 9.75%, 01/15/17	54	59
United Airlines Pass-Through Trust, 3.75%, 09/03/26	100	101
US Airways Pass-Through Trust
5.38%, 11/15/21	148	152
3.95%, 11/15/25	97	100
Virgin Australia Trust, 5.00%, 10/23/23 (a)	90	92

Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,455)		3,543

CORPORATE BONDS AND NOTES - 71.7%

CONSUMER DISCRETIONARY - 5.9%
AMAYA Holdings BV Term Loan, 5.00%, 07/29/21 (b)	100	99
Amazon.com Inc.
2.60%, 12/05/19	100	101
3.30%, 12/05/21	100	101
3.80%, 12/05/24	100	103
Cablevision Systems Corp. Term Loan B, 2.67%, 04/15/20 (b)	457	447
Charter Communications Operating LLC Term Loan E, 3.00%, 07/01/20 (b)	300	294
Charter Communications Operating LLC Term Loan F, 3.00%, 01/31/21 (b)	100	98
Comcast Corp., 6.50%, 01/15/17	50	55
Cox Communications Inc., 3.85%, 02/01/25 (c) (d)	200	202
D.R. Horton Inc.
3.63%, 02/15/18	100	101
3.75%, 03/01/19	100	99
DIRECTV Holdings LLC, 3.95%, 01/15/25	100	101
Glencore Funding LLC, 1.70%, 05/27/16 (c) (d)	150	150
GLP Capital LP, 4.38%, 11/01/18	100	102
Massachusetts Institute of Technology, 4.68%, 07/01/14	200	231
MCE Finance Ltd., 5.00%, 02/15/21 (a)	200	187
Nissan Motor Acceptance Corp., 2.65%, 09/26/18 (a)	100	102
Numericable Group SA, 6.00%, 05/15/22 (a)	200	201
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/23/20 (b)	64	64
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/23/20 (b)	55	55
Pearson Funding Five Plc, 3.25%, 05/08/23 (a)	200	192
QVC Inc., 4.45%, 02/15/25	500	489
Time Warner Cable Inc.
5.85%, 05/01/17	100	109
6.75%, 07/01/18	100	115
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	100	150
Toll Brothers Finance Corp.
4.00%, 12/31/18	150	150

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
6.75%, 11/01/19	100	112
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20 (b)	358	355
Viacom Inc., 4.25%, 09/01/23	300	309
Wynn Las Vegas LLC, 5.38%, 03/15/22	160	162
Wynn Macau Ltd, 5.25%, 10/15/21 (a)	200	188
		5,224
CONSUMER STAPLES - 1.0%
Altria Group Inc., 9.25%, 08/06/19 (e)	12	15
BAT International Finance Plc, 9.50%, 11/15/18	100	126
BRF SA, 4.75%, 05/22/24 (a)	200	194
HJ Heinz Co., 4.25%, 10/15/20	100	101
PepsiCo Inc., 0.43%, 07/30/15 (b)	100	100
Reynolds American Inc., 3.25%, 11/01/22	200	195
Reynolds Group Issuer Inc., 7.88%, 08/15/19	50	53
Tyson Foods Inc., 4.50%, 06/15/22	50	54
		838
ENERGY - 8.7%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18 (a)	400	412
BG Energy Capital Plc, 4.00%, 10/15/21 (a)	125	129
BP AMI Leasing Inc., 5.52%, 05/08/19 (c) (d)	125	140
California Resources Corp.
5.50%, 09/15/21 (a)	100	85
6.00%, 11/15/24 (a)	100	85
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (c) (d)	50	54
Chesapeake Energy Corp., 3.48%, 04/15/19 (b)	100	98
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	300	284
Continental Resources Inc., 3.80%, 06/01/24	100	88
Enable Midstream Partners LP, 2.40%, 05/15/19 (c) (d)	200	195
Encana Corp., 6.50%, 02/01/38	50	53
Energy Future Intermediate Holding Co. LLC Term Loan, 4.25%, 04/28/16 (b)	732	731
Energy Transfer Partners LP, 6.50%, 02/01/42	100	115
Ensco Plc, 4.50%, 10/01/24	200	193
Enterprise Products Operating LLC
3.20%, 02/01/16	150	154
3.90%, 02/15/24	100	102
3.75%, 02/15/25	100	100
EQT Midstream Partners LP, 4.00%, 08/01/24	100	99
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	100	99
6.00%, 01/23/21 (a)	200	175
Harvest Operations Corp., 6.88%, 10/01/17	150	145
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	150	148
Kinder Morgan Inc., 4.30%, 06/01/25	150	151
MarkWest Energy Partners LP, 4.88%, 12/01/24	400	391
Midstates Petroleum Co. Inc., 10.75%, 10/01/20	100	53
NGPL PipeCo LLC, 7.12%, 12/15/17 (a)	100	98
ONEOK Partners LP
3.38%, 10/01/22	25	23
5.00%, 09/15/23	100	104
Pacific Rubiales Energy Corp., 5.13%, 03/28/23 (a)	100	79
Petrobras Global Finance BV, 6.25%, 03/17/24	100	95
Petrobras International Finance Co., 7.88%, 03/15/19	400	421
Petrofac Ltd., 3.40%, 10/10/18 (c) (d)	100	99
Pioneer Natural Resources Co.
5.88%, 07/15/16	100	106
6.88%, 05/01/18	50	56
Plains All American Pipeline LP
8.75%, 05/01/19	150	187
2.60%, 12/15/19	200	199
Rosneft Finance SA
7.50%, 07/18/16 (a)	100	96
7.88%, 03/13/18	200	184
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	300	294
Sibur Securities Ltd., 3.91%, 01/31/18 (a)	200	162
Sinopec Group Overseas Development Ltd., 1.15%, 04/10/19 (a) (b)	300	300
Southwestern Energy Co.
7.50%, 02/01/18	100	113
4.10%, 03/15/22	100	98
Targa Resources Partners LP
6.88%, 02/01/21	62	63
6.38%, 08/01/22	75	76
5.25%, 05/01/23	100	96
Western Gas Partners LP
2.60%, 08/15/18	100	100
4.00%, 07/01/22	100	101
Williams Partners LP
5.25%, 03/15/20	100	109
4.50%, 11/15/23	100	101
4.30%, 03/04/24	100	100
		7,739
FINANCIALS - 39.1%
ABN AMRO Bank NV, 6.25%, 09/13/22	400	433
AerCap Ireland Capital Ltd., 3.75%, 05/15/19 (a)	150	148
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	100	99
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	50	50
American Express Credit Corp., 0.74%, 07/29/16 (b)	300	301
American Tower Corp., 3.50%, 01/31/23	300	290
ARC Properties Operating Partnership LP, 3.00%, 02/06/19	200	185
Banco Continental SA via Continental Senior Trustees II Cayman Ltd., 5.75%, 01/18/17 (a)	300	316
Banco de Credito del Peru, 4.25%, 04/01/23 (a)	100	99
Banco de Credito e Inversiones, 3.00%, 09/13/17 (a)	200	204
Banco del Estado de Chile, 2.00%, 11/09/17 (a)	150	150
Banco Espirito Santo SA
5.88%, 11/09/15, EUR	100	122
5.00%, 05/23/19, EUR	100	118
Banco Popolare, 2.38%, 01/22/18, EUR	400	488
Banco Santander Brasil SA
4.50%, 04/06/15 (a)	100	101
4.63%, 02/13/17 (a)	300	311
Bank of America Corp.
6.50%, 08/01/16	350	377
0.00%, 01/04/17 (f)	500	488
2.65%, 04/01/19	100	101
4.00%, 04/01/24	600	625
Bank of America NA
1.25%, 02/14/17	250	249
0.65%, 05/08/17 (b)	250	250
Bank of New York Mellon Corp., 2.30%, 09/11/19	400	402

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.35%, 09/08/19 (c) (d)	400	397
Barclays Bank Plc
14.00% (callable at 100 beginning 12/15/19) (g), GBP	200	409
7.63%, 11/21/22	600	656
BBVA US Senior SAU, 4.66%, 10/09/15	200	205
BGC Partners Inc., 5.38%, 12/09/19 (c) (d)	225	221
BPCE SA, 4.63%, 07/11/24 (a)	400	388
Cantor Fitzgerald LP, 7.88%, 10/15/19 (a)	500	546
CIT Group Inc.
4.25%, 08/15/17	200	204
5.50%, 02/15/19 (a)	100	105
Citigroup Inc.
4.88%, 05/07/15	500	507
1.03%, 04/01/16 (b)	500	502
8.13%, 07/15/39	100	153
Commonwealth Bank of Australia, 2.30%, 09/06/19	250	250
Compass Bank, 2.75%, 09/29/19	250	250
Credit Agricole SA
6.63% (callable at 100 beginning 09/23/19) (c) (d) (g)	300	291
0.78%, 06/12/17 (a) (b)	250	250
Credit Suisse
3.00%, 10/29/21	300	299
3.63%, 09/09/24	250	254
Credit Suisse AG, 6.50%, 08/08/23 (a)	200	220
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (a) (g)	200	208
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (h)	400	424
Crown Castle International Corp., 4.88%, 04/15/22	100	101
DBS Bank Ltd.
0.84%, 07/15/21 (a) (b)	100	99
3.62%, 09/21/22	200	206
DBS Group Holdings Ltd., 2.25%, 07/16/19 (a)	200	200
Delos Finance SARL Term Loan, 3.50%, 02/27/21 (b)	300	297
Deutsche Annington Finance BV, 3.20%, 10/02/17 (d)	100	102
Education Realty Operating Partnership LP, 4.60%, 12/01/24	100	102
Fidelity National Financial Inc., 5.50%, 09/01/22	100	109
First American Financial Corp.
4.30%, 02/01/23	100	100
4.60%, 11/15/24	200	203
Ford Motor Credit Co. LLC
7.00%, 04/15/15	100	102
12.00%, 05/15/15	100	104
2.38%, 01/16/18	400	402
8.13%, 01/15/20	150	186
5.88%, 08/02/21	200	232
General Electric Capital Corp.
5.50%, 09/15/67 (b), EUR	50	65
6.37%, 11/15/67 (b)	200	214
General Motors Financial Co. Inc., 3.50%, 07/10/19	100	102
Goldman Sachs Group Inc.
5.95%, 01/18/18	700	778
6.15%, 04/01/18	200	224
7.50%, 02/15/19	380	452
6.00%, 06/15/20	200	231
4.80%, 07/08/44	250	268
Hana Bank, 4.38%, 09/30/24 (a)	200	208
HBOS Plc, 6.75%, 05/21/18 (a)	400	446
HDFC Bank Ltd., 3.00%, 11/30/16	200	203
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	200	200
Host Hotels & Resorts LP, 6.00%, 10/01/21	50	57
HSBC Bank USA NA, 4.88%, 08/24/20	110	121
HSBC Capital Funding LP, 10.18%, (callable at 100 beginning 06/30/30) (a) (g)	100	150
HSBC Finance Corp., 6.68%, 01/15/21	350	415
HSBC Holdings Plc, 6.80%, 06/01/38	300	398
Hyundai Capital America, 1.88%, 08/09/16 (a)	100	101
ICICI Bank Ltd.
5.00%, 01/15/16	100	103
4.75%, 11/25/16 (a)	200	209
Industrial & Commercial Bank of China Ltd., 2.35%, 11/13/17	400	399
ING Bank NV, 5.80%, 09/25/23 (a)	200	222
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	203
6.50%, 02/24/21 (a)	250	289
5.02%, 06/26/24 (c) (d)	400	388
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (g)	150	147
6.10% (callable at 100 beginning 10/01/24) (g)	500	499
1.06%, 05/30/17 (b), GBP	50	77
6.30%, 04/23/19	300	348
3.63%, 05/13/24	150	154
JPMorgan Chase Bank NA
0.57%, 06/13/16 (b)	250	249
5.38%, 09/28/16, GBP	100	166
0.78%, 05/31/17 (b), EUR	550	664
0.65%, 06/02/17 (b)	250	249
6.00%, 10/01/17	250	277
LBG Capital No.2 Plc, 15.00%, 12/21/19 (h), GBP	100	214
LeasePlan Corp., 3.00%, 10/23/17 (c) (d)	200	205
LeasePlan Corp. NV, 2.50%, 05/16/18 (a)	200	200
Legg Mason Inc., 3.95%, 07/15/24	100	102
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (a) (g)	100	142
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,010	1,160
Metropolitan Life Global Funding I, 2.30%, 04/10/19 (a)	150	151
Mid-America Apartments LP, 3.75%, 06/15/24	100	100
Mizuho Bank Ltd., 2.45%, 04/16/19 (a)	200	199
Moody’s Corp.
4.50%, 09/01/22	200	214
4.88%, 02/15/24	290	319
Morgan Stanley
6.25%, 08/28/17	100	111
7.30%, 05/13/19	290	344
5.75%, 01/25/21	100	115
Nationwide Building Society, 6.25%, 02/25/20 (a)	250	293
New York Life Global Funding, 1.13%, 03/01/17 (a)	100	100
Omega Healthcare Investors Inc., 4.95%, 04/01/24	50	52
OneMain Financial Holdings Inc., 6.75%, 12/15/19 (a)	100	102
Piper Jaffray Cos., 3.26%, 05/31/17 (b) (c) (d)	100	100
QBE Insurance Group Ltd., 2.40%, 05/01/18 (a)	200	200
RCI Banque SA, 3.50%, 04/03/18 (a)	100	104

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Rio Oil Finance Trust
6.25%, 07/06/24 (a)	250	239
6.75%, 01/06/27 (a)	250	239
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (a) (g)	400	450
Royal Bank of Scotland NV, 4.65%, 06/04/18	500	519
Royal Bank of Scotland Plc, 9.50%, 03/16/22	100	114
Sberbank of Russia Via SB Capital SA
5.40%, 03/24/17	200	187
3.35%, 11/15/19, EUR	100	100
5.72%, 06/16/21	200	173
SL Green Realty Corp., 4.50%, 12/01/22	100	102
SLM Corp., 8.45%, 06/15/18	200	223
Springleaf Finance Corp., 6.90%, 12/15/17	100	106
State Bank of India, 4.13%, 08/01/17	200	208
State Street Corp., 3.30%, 12/16/24	250	254
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (a)	200	207
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19 (c) (d)	100	100
UBS AG
2.38%, 08/14/19	300	300
7.63%, 08/17/22	750	883
Vornado Realty LP, 2.50%, 06/30/19	150	149
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (g)	100	101
3.00%, 01/22/21	300	306
4.48%, 01/16/24	100	107
4.65%, 11/04/44	100	103
Wells Fargo Bank NA, 5.95%, 08/26/36	100	126
Weyerhaeuser Co., 7.38%, 10/01/19	300	358
		34,648
HEALTH CARE - 3.3%
AbbVie Inc.
1.20%, 11/06/15	100	100
2.90%, 11/06/22	100	99
Amgen Inc.
2.30%, 06/15/16	150	152
4.10%, 06/15/21	355	381
3.63%, 05/22/24	300	305
Biomet Inc. Incremental Term Loan, 3.66%, 07/25/17 (b)	138	138
Boston Scientific Corp., 2.65%, 10/01/18	100	100
Endo Finance LLC & Endo Finco Inc., 5.38%, 01/15/23 (a)	200	196
HCA Inc., 3.75%, 03/15/19	100	100
Hospira Inc., 5.20%, 08/12/20	100	107
Medtronic Inc.
1.04%, 03/15/20 (a) (b)	150	150
3.50%, 03/15/25 (a)	250	256
RPI Finance Trust Term Loan, 3.25%, 06/30/20 (b)	298	297
WellPoint Inc., 1.25%, 09/10/15	500	502
		2,883
INDUSTRIALS - 2.7%
ADT Corp., 3.50%, 07/15/22	100	85
Aviation Capital Group Corp.
4.63%, 01/31/18 (a)	100	104
7.13%, 10/15/20 (a)	50	58
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a) (i)	31	31
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125	130
General Electric Co., 5.25%, 12/06/17	130	144
Hellenic Railways Organization SA, 4.03%, 03/17/17, EUR	100	98
International Lease Finance Corp.
6.75%, 09/01/16 (a)	200	213
7.13%, 09/01/18 (a)	190	213
Lender Processing Services, 5.75%, 04/15/23	50	53
Masco Corp.
6.13%, 10/03/16	150	159
5.85%, 03/15/17	50	54
5.95%, 03/15/22	150	166
6.50%, 08/15/32	100	102
Owens Corning
4.20%, 12/15/22	150	152
4.20%, 12/01/24	200	198
Penske Truck Leasing Co. LP, 3.38%, 03/15/18 (a)	100	103
USG Corp.
9.75%, 01/15/18 (e)	100	114
8.38%, 10/15/18 (a)	100	105
Verisk Analytics Inc., 4.13%, 09/12/22	100	103
		2,385
INFORMATION TECHNOLOGY - 2.8%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	300	296
3.60%, 11/28/24 (a)	300	298
Autodesk Inc., 1.95%, 12/15/17	100	100
Avago Technologies Term Loan, 3.75%, 04/01/21 (b)	599	596
Baidu Inc., 3.25%, 08/06/18	300	307
Dell Inc. Term Loan B
3.75%, 09/24/18 (b)	200	199
4.50%, 03/24/20 (b)	198	197
Fidelity National Information Services Inc., 3.88%, 06/05/24	100	101
KLA-Tencor Corp., 4.65%, 11/01/24	100	104
Motorola Solutions Inc., 4.00%, 09/01/24	100	101
Tencent Holdings Ltd., 3.38%, 05/02/19 (a)	200	203
		2,502
MATERIALS - 1.3%
Anglo American Capital Plc, 4.13%, 04/15/21 (c) (d)	200	201
Cemex SAB de CV, 5.88%, 03/25/19 (a)	200	203
Corp. Nacional del Cobre de Chile, 2.25%, 07/09/24 (c) (d), EUR	100	125
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.13%, 12/12/17 (a)	200	172
Goldcorp Inc., 3.63%, 06/09/21	100	100
Graphic Packaging International Inc., 4.75%, 04/15/21	50	50
Huntsman International LLC, 4.88%, 11/15/20	100	99
Rock-Tenn Co., 4.90%, 03/01/22	30	32
Westlake Chemical Corp., 3.60%, 07/15/22	30	30
WR Grace and Co. Term Loan
0.00%,02/03/21 (j)	74	73
0.00%,02/03/21 (j)	26	26
		1,111
TELECOMMUNICATION SERVICES - 4.8%
AT&T Inc., 4.80%, 06/15/44	100	102
CC Holdings GS V LLC, 3.85%, 04/15/23	200	199
Crown Castle International Corp., 5.25%, 01/15/23	100	102
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21 (b)	398	391
Lynx I Corp., 5.38%, 04/15/21 (a)	200	206

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MTN Mauritius Investments Ltd., 4.76%, 11/11/24 (c) (d)	200	196
Sprint Communications Inc., 8.38%, 08/15/17	200	216
Telecom Italia Capital SA, 7.00%, 06/04/18	150	166
Telecom Italia SpA
4.50%, 09/20/17, EUR	125	162
7.38%, 12/15/17, GBP	100	174
Telefonica Emisiones SAU
3.99%, 02/16/16	300	309
6.42%, 06/20/16	100	107
Verizon Communications Inc.
1.01%, 06/17/19 (b)	100	101
2.63%, 02/21/20 (a)	500	494
4.50%, 09/15/20	200	217
5.15%, 09/15/23	400	442
6.55%, 09/15/43	280	359
5.01%, 08/21/54 (a)	279	289
		4,232
UTILITIES - 2.1%
AES Corp., 3.23%, 06/01/19 (b)	150	146
Delmarva Power & Light Co., 3.50%, 11/15/23	250	260
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (a)	50	58
Dynegy Finance I Inc., 6.75%, 11/01/19 (a)	100	102
Israel Electric Corp. Ltd.
5.63%, 06/21/18	200	211
7.25%, 01/15/19 (a)	200	223
Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/18 (a)	200	204
Laclede Group Inc., 0.98%, 08/15/17 (b)	200	200
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	50	66
Niagara Mohawk Power Corp., 2.72%, 11/28/22 (a)	100	98
NRG Energy Inc. Refinancing Term Loan B, 2.75%, 07/01/18 (b)	200	196
Western Massachusetts Electric Co., 3.50%, 09/15/21	100	104
		1,868
Total Corporate Bonds and Notes (cost $63,466)		63,430

GOVERNMENT AND AGENCY OBLIGATIONS - 17.4%

GOVERNMENT SECURITIES - 16.4%
Municipals - 0.2%
California Earthquake Authority, 2.81%, 07/01/19	200	199
Sovereign - 1.5%
Hellenic Republic Government Bond, 2.00%, 02/24/36 (i), EUR	100	61
Indonesia Government International Bond, 2.88%, 07/08/21 (a), EUR	100	123
Italy Buoni Poliennali Del Tesoro, 5.50%, 11/01/22, EUR	500	778
Slovenia Government International Bond
4.70%, 11/01/16 (a), EUR	100	129
4.13%, 02/18/19 (a)	200	209
		1,300
Treasury Inflation Index Securities - 1.3%
U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/25 (k)	1,008	1,185
U.S. Treasury Securities - 13.4%
U.S. Treasury Bond
3.13%, 11/15/41 - 02/15/42	360	389
3.00%, 05/15/42 (l)	800	841
3.63%, 08/15/43 - 02/15/44	1,050	1,236
0.00%, 11/15/43 (f)	2,500	1,099
3.75%, 11/15/43	3,700	4,450
3.38%, 05/15/44	25	28
3.13%, 08/15/44 (m)	2,050	2,207
Principal Only, 0.00%, 08/15/43 - 02/15/44 (f)	2,600	1,143
U.S. Treasury Note
0.25%, 02/28/15 (l)	64	64
0.25%, 05/15/15	100	100
2.25%, 11/15/24	250	252
		11,809
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.0%
Federal National Mortgage Association - 1.0%
Federal National Mortgage Association, 3.00%, 01/15/45, TBA (m)	900	910
Total Government and Agency Obligations (cost $14,304)		15,403

COMMON STOCKS - 0.9%

CONSUMER DISCRETIONARY - 0.7%
Cedar Fair LP	—	11
Las Vegas Sands Corp.	2	141
Melco Crown Entertainment Ltd. - ADR	7	180
MGM Resorts International (n)	8	175
Wynn Resorts Ltd.	1	154
		661
FINANCIALS - 0.0%
Citigroup Inc.	1	42

INFORMATION TECHNOLOGY - 0.2%
QUALCOMM Inc.	2	132
Total Common Stocks (cost $903)		835

PREFERRED STOCKS - 0.4%

FINANCIALS - 0.4%
American Realty Capital Properties Inc., 6.70%, (callable at 25 beginning 01/03/19) (g)	2	39
CoBank ACB, 6.20%, (callable at 100 beginning 01/01/25) (a) (g)	3	300
Total Preferred Stocks (cost $337)		339

PURCHASED OPTIONS - 0.1%
Euro Stoxx 50 Index Call Option, Strike Price EUR 3,600, Expiration 12/20/19, CSI (d)	17	48
Put Swaption, 3-Month LIBOR versus 3.45% fixed, Expiration 09/21/15, DUB (d)	1	1
Put Swaption, 3-Month LIBOR versus 3.85% fixed, Expiration 03/04/15, JPM (d)	11	—
Put Swaption, 3-Month LIBOR versus 3.85% fixed, Expiration 03/04/15, MSS (d)	11	—
Total Purchased Options (cost $163)		49

TRUST PREFERREDS - 0.5%

FINANCIALS - 0.5%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	17	438
UTILITIES - 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (g)	—	11
Total Trust Preferreds (cost $463)		449

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 8.7%

Certificates of Deposit - 0.8%
Banco Bilbao Vizcaya Argentaria
0.98%, 10/23/15 (b)	$250	250
1.08%, 05/16/16 (b)	250	250
Credit Suisse, 0.61%, 01/28/16 (b)	200	200
		700
Federal Home Loan Bank - 1.2%
Federal Home Loan Bank
0.08%, 04/17/15 (o)	300	300
0.09%, 04/29/15 (o)	500	500
0.11%, 05/20/15 (o)	300	300
		1,100
Federal Home Loan Mortgage Corp. - 1.5%
Federal Home Loan Mortgage Corp.
0.06%, 02/09/15 (o)	100	100
0.09%, 02/13/15 (o)	300	300
0.05%, 03/11/15 (o)	600	600
0.07%, 04/09/15 (o)	300	300
		1,300
Federal National Mortgage Association - 1.3%
Federal National Mortgage Association
0.05%, 03/16/15 (o)	100	100
0.07%, 04/08/15 (o)	200	200
0.09%, 04/27/15 - 05/01/15 (o)	900	900
		1,200
Investment Company - 0.9%
JNL Money Market Fund, 0.01% (p) (q)	817	817
Treasury Securities - 3.0%
Hellenic Republic Treasury Bill, 0.00%, 02/06/15, EUR	100	121
Mexico Cetes, 0.20%, 04/30/15, MXN	2,867	1,924
U.S. Treasury Bill, 0.02%, 01/29/15	$600	600
		2,645
Total Short Term Investments (cost $7,796)		7,762

Total Investments - 103.7% (cost $90,887)		91,810
Other Assets and Liabilities, Net - (3.7%)		(3,299)
Total Net Assets - 100.0%		$88,511

(a)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $16,034 which represented 18.1% of net assets.

(b)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(c)	Security is restricted to resale to institutional investors. See the Restricted Securities tables accompanying the Summary Schedules of Investments presented in the Trust’s annual report.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Perpetual security.
(h)	Convertible security.
(i)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(j)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Treasury inflation indexed note, par amount is adjusted for inflation.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(m)	All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2014, the total cost of investments purchased on a delayed delivery basis was $3,086.
(n)	Non-income producing security.
(o)	This security is a direct debt of the agency and not collateralized by mortgages.
(p)	Investment in affiliate.
(q)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	0.4%
Brazil	1.6
Canada	0.5
Cayman Islands	0.3
Chile	0.6
China	2.7
Colombia	0.1
Ecuador	0.1
France	1.5
Germany	0.1
Greece	0.2
Hong Kong	0.2
India	0.9
Indonesia	0.1
Israel	0.5
Italy	3.2
Japan	1.0
Luxembourg	0.9
Macau	0.2
Mexico	0.2
Netherlands	1.9
Peru	0.5
Portugal	0.3
Russian Federation	1.9
Singapore	0.6
Slovenia	0.4
South Africa	0.2
South Korea	0.5
Spain	0.7
Switzerland	2.4
United Kingdom	5.0
United States	70.3
Total Long-Term Investments	100.0%

* The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Curian/T. Rowe Price Capital Appreciation Fund

	Shares/Par †	Value
COMMON STOCKS - 60.3%

CONSUMER DISCRETIONARY - 7.1%

AutoZone Inc. (a)	5	$2,848
Delphi Automotive Plc	15	1,113
Johnson Controls Inc.	24	1,141
Liberty Global Plc - Class A (a)	5	231
Liberty Global Plc - Class C (a)	21	1,005
Lowe’s Cos. Inc.	14	943
O’Reilly Automotive Inc. (a)	1	231
Twenty-First Century Fox Inc. - Class B	10	376
Viacom Inc. - Class B	2	165
		8,053

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
CONSUMER STAPLES - 2.9%
CVS Health Corp.	6	539
JM Smucker Co.	1	121
Mondelez International Inc. - Class A	20	712
PepsiCo Inc.	9	823
Philip Morris International Inc.	10	823
Wal-Mart Stores Inc.	4	300
		3,318
ENERGY - 2.7%
Apache Corp.	5	320
California Resources Corp. (a)	3	15
Canadian Natural Resources Ltd.	57	1,760
Occidental Petroleum Corp.	7	597
Range Resources Corp.	6	308
		3,000
FINANCIALS - 10.3%
American Tower Corp.	7	662
Bank of New York Mellon Corp.	21	840
Crown Castle International Corp.	12	960
Invesco Ltd.	7	277
JPMorgan Chase & Co.	16	983
Julius Baer Group Ltd.	4	199
Marsh & McLennan Cos. Inc.	54	3,102
State Street Corp.	28	2,198
TD Ameritrade Holding Corp.	30	1,059
UBS Group AG	81	1,385
		11,665
HEALTH CARE - 15.0%
Abbott Laboratories	26	1,157
Actavis plc (a)	7	1,725
Allergan Inc.	9	1,828
Becton Dickinson & Co.	11	1,489
CareFusion Corp. (a)	14	819
CIGNA Corp.	10	988
DaVita HealthCare Partners Inc. (a)	5	348
Eli Lilly & Co.	29	1,994
Henry Schein Inc. (a)	2	259
Merck & Co. Inc.	4	233
Pfizer Inc.	33	1,015
Thermo Fisher Scientific Inc.	24	3,032
UnitedHealth Group Inc.	9	950
Zoetis Inc. - Class A	26	1,102
		16,939
INDUSTRIALS - 11.2%
AMETEK Inc.	23	1,189
Boeing Co.	6	832
Danaher Corp.	59	5,074
IDEX Corp.	6	498
Iron Mountain Inc.	15	582
Pentair Plc (b)	27	1,820
Roper Industries Inc.	6	1,001
Tyco International Plc	28	1,215
United Technologies Corp.	3	391
		12,602
INFORMATION TECHNOLOGY - 7.7%
Agilent Technologies Inc.	13	520
Cisco Systems Inc.	8	223
eBay Inc. (a)	5	281
Fidelity National Information Services Inc.	21	1,275
Fiserv Inc. (a) (b)	39	2,789
Google Inc. - Class A (a)	1	371
Google Inc. - Class C (a)	1	684
Texas Instruments Inc.	15	802
Vantiv Inc. - Class A (a)	4	132
Visa Inc. - Class A	6	1,678
		8,755
MATERIALS - 0.6%
Cytec Industries Inc.	15	697

TELECOMMUNICATION SERVICES - 0.3%
SBA Communications Corp. (a)	3	299

UTILITIES - 2.5%
FirstEnergy Corp.	9	355
PG&E Corp.	39	2,050
Xcel Energy Inc.	11	402
		2,807
Total Common Stocks (cost $62,736)		68,135

PREFERRED STOCKS - 0.3%

ENERGY - 0.0%
Chesapeake Energy Corp., 4.50% (c) (d)	—	2

FINANCIALS - 0.1%
State Street Corp., 6.00%, (callable at 25 beginning 12/15/19) (d)	3	76

TELECOMMUNICATION SERVICES - 0.2%
T-Mobile US Inc., 5.50%, 12/15/17	5	290
Total Preferred Stocks (cost $351)		368

TRUST PREFERREDS - 0.1%

UTILITIES - 0.1%
SCE Trust I, 5.63%, (callable at 25 beginning 06/15/17) (d)	2	37
SCE Trust II, 5.10%, (callable at 25 beginning 03/15/18) (d)	—	6
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (d)	3	88
Total Trust Preferreds (cost $123)		131

INVESTMENT COMPANIES - 0.9%
T. Rowe Price Institutional Floating Rate Fund (e)	101	1,017
Total Investment Companies (cost $1,041)		1,017

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.1%
Ally Master Owner Trust, 1.23%, 08/15/15 (f)	$100	100
Continental Airlines Inc. Pass-Through Trust, 4.15%, 04/11/24	19	19
Total Non-U.S. Government Agency Asset-Backed Securities (cost $119)		119

CORPORATE BONDS AND NOTES - 23.6%

CONSUMER DISCRETIONARY - 4.0%
Amazon.com Inc.
2.60%, 12/05/19	165	167
3.80%, 12/05/24	85	87
AmeriGas Finance LLC
6.75%, 05/20/20	25	26
7.00%, 05/20/22	50	52
AmeriGas Partners LP, 6.25%, 08/20/19	25	26
CCO Holdings LLC
8.13%, 04/30/20	75	79
7.38%, 06/01/20	100	106
Cedar Fair LP, 5.25%, 03/15/21	25	25

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Charter Communications Term Loan, 4.25%, 08/12/21 (f)	175	176
Delphi Corp.
6.13%, 05/15/21	100	109
5.00%, 02/15/23	200	213
Group 1 Automotive Inc., 5.00%, 06/01/22 (g)	50	49
L Brands Inc.
6.90%, 07/15/17	25	27
8.50%, 06/15/19	25	30
5.63%, 02/15/22	25	27
5.63%, 10/15/23	100	108
Lamar Media Corp., 5.88%, 02/01/22	75	78
Penske Automotive Group Inc., 5.38%, 12/01/24	50	51
Priceline Group Inc., 0.35%, 06/15/20 (b) (c)	64	71
Suburban Propane Partners LP, 7.38%, 03/15/20	75	78
Unitymedia Hessen GmbH & Co. KG
7.50%, 03/15/19 (g)	150	157
5.50%, 01/15/23 (g)	200	209
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (g)	200	206
Univision Communications Inc.
6.88%, 05/15/19 (g)	625	651
7.88%, 11/01/20 (g)	425	453
6.75%, 09/15/22 (g)	263	281
5.13%, 05/15/23 (g)	50	50
UPC Financing Partnership Term Loan AH, 3.25%, 06/30/21 (f)	1,000	974
		4,566
CONSUMER STAPLES - 1.0%
B&G Foods Inc., 4.63%, 06/01/21	25	24
D.E. Master Blenders Term Loan, 3.50%, 05/09/21 (f)	200	196
HJ Heinz Co. Term Loan B-2, 3.50%, 03/27/20 (f)	428	425
Rite Aid Corp., 8.00%, 08/15/20	425	454
		1,099
ENERGY - 5.6%
Antero Resources Corp., 5.13%, 12/01/22 (b) (g)	75	71
Antero Resources Finance Corp.
6.00%, 12/01/20	100	100
5.38%, 11/01/21	75	72
Canadian Natural Resources Ltd.
1.75%, 01/15/18	50	50
3.90%, 02/01/25	105	103
Chesapeake Energy Corp.
3.25%, 03/15/16	100	100
3.48%, 04/15/19 (f)	75	73
Concho Resources Inc.
7.00%, 01/15/21	375	393
6.50%, 01/15/22	100	104
5.50%, 10/01/22	25	25
5.50%, 04/01/23	400	402
CONSOL Energy Inc., 5.88%, 04/15/22 (g)	75	70
Energy Transfer Partners LP
4.15%, 10/01/20	35	36
4.90%, 02/01/24	30	31
EQT Corp.
8.13%, 06/01/19	95	114
4.88%, 11/15/21	125	135
Laredo Petroleum Inc.
9.50%, 02/15/19	200	199
5.63%, 01/15/22	50	44
7.38%, 05/01/22	25	23
MarkWest Energy Partners LP
6.75%, 11/01/20	250	260
6.50%, 08/15/21	175	180
6.25%, 06/15/22	225	233
5.50%, 02/15/23	300	304
4.50%, 07/15/23	400	385
4.88%, 12/01/24	150	147
Noble Energy Inc., 3.90%, 11/15/24	25	25
Range Resources Corp.
6.75%, 08/01/20	300	312
5.75%, 06/01/21	675	697
5.00%, 08/15/22	600	600
5.00%, 03/15/23	675	675
SM Energy Co.
6.50%, 11/15/21	75	73
6.50%, 01/01/23	10	10
Targa Resources Partners LP
6.88%, 02/01/21	75	77
5.25%, 05/01/23	125	121
4.25%, 11/15/23	50	45
WPX Energy Inc., 5.25%, 01/15/17	100	101
		6,390
FINANCIALS - 2.3%
American Tower Corp., 5.00%, 02/15/24	15	16
Caterpillar Financial Services Corp.
0.70%, 11/06/15	20	20
1.25%, 11/06/17	15	15
2.25%, 12/01/19	60	60
3.25%, 12/01/24	70	71
CBRE Services Inc., 5.00%, 03/15/23	25	25
CNH Capital LLC, 3.88%, 11/01/15	25	25
Crown Castle International Corp., 4.88%, 04/15/22	100	101
E*TRADE Financial Corp., 6.38%, 11/15/19	200	212
Ford Motor Credit Co. LLC
6.63%, 08/15/17	200	223
0.81%, 12/06/17 (f)	200	199
5.00%, 05/15/18	200	217
2.38%, 03/12/19	200	199
2.60%, 11/04/19	400	398
Host Hotels & Resorts LP, 5.88%, 06/15/19	20	21
John Deere Capital Corp.
0.30%, 01/12/15 (f)	60	60
0.70%, 09/04/15	15	15
KFW, 2.50%, 11/20/24	652	661
Toyota Motor Credit Corp., 0.40%, 01/23/15 (f)	25	25
		2,563
HEALTH CARE - 2.8%
Becton Dickinson and Co.
1.80%, 12/15/17	90	90
2.68%, 12/15/19	80	81
3.73%, 12/15/24	90	93
4.69%, 12/15/44	20	22
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	325	344
5.13%, 07/15/24	700	714
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21 (f)	274	271
DaVita Inc., 6.63%, 11/01/20	125	131
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19 (g)	100	107
5.88%, 01/31/22 (g)	100	108
Johnson & Johnson
1.13%, 11/21/17	45	45
3.38%, 12/05/23	250	268

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Medtronic Inc.
1.50%, 03/15/18 (g)	65	65
2.50%, 03/15/20 (g)	110	110
3.50%, 03/15/25 (g)	145	148
4.63%, 03/15/45 (g)	195	211
Novartis Capital Corp., 3.40%, 05/06/24	25	26
Omnicare Inc., 5.00%, 12/01/24	50	51
Roche Holdings Inc., 3.35%, 09/30/24 (g)	200	207
UnitedHealth Group Inc., 1.40%, 12/15/17	65	65
		3,157
INDUSTRIALS - 0.3%
Amphenol Corp., 1.55%, 09/15/17	25	25
CNH Capital LLC
6.25%, 11/01/16	25	26
3.63%, 04/15/18	75	74
Moog Inc., 5.25%, 12/01/22 (g)	25	25
United Airlines Inc., 4.50%, 01/15/15 (c)	26	91
Xylem Inc., 3.55%, 09/20/16	60	63
		304
INFORMATION TECHNOLOGY - 0.8%
Kronos Inc. 2nd Lien Term Loan, 9.75%, 04/30/20 (f)	250	254
Kronos Inc. Extended Term Loan, 4.50%, 10/31/19 (f)	250	248
NXP BV
3.75%, 06/01/18 (g)	200	200
5.75%, 03/15/23 (g)	200	210
		912
MATERIALS - 0.2%
Cytec Industries Inc., 3.95%, 05/01/25	155	157
Rexam Plc, 6.75%, 06/29/67 (f), EUR	50	60
		217
TELECOMMUNICATION SERVICES - 6.0%
Crown Castle International Corp., 5.25%, 01/15/23	100	102
Crown Castle International Corp. New Term Loan B, 3.00%, 01/31/21 (f)	370	363
Intelsat Jackson Holdings SA
7.25%, 04/01/19	275	287
7.25%, 10/15/20	760	803
7.50%, 04/01/21	325	348
5.50%, 08/01/23	120	119
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19 (f)	2,075	2,041
Matterhorn Mobile SA, 6.75%, 05/15/19 (g), CHF	150	158
SBA Communications Corp., 5.63%, 10/01/19	25	26
SBA Telecommunications Inc., 5.75%, 07/15/20	25	25
Sprint Communications Inc., 9.00%, 11/15/18 (g)	75	85
Telesat Canada Inc., 6.00%, 05/15/17 (g)	35	36
Telesat Canada Inc. Term Loan, 3.50%, 03/28/19 (f)	247	244
UPCB Finance III Ltd., 6.63%, 07/01/20 (g)	900	945
UPCB Finance V Ltd., 7.25%, 11/15/21 (g)	450	492
UPCB Finance VI Ltd., 6.88%, 01/15/22 (g)	600	653
Verizon Communications Inc., 0.44%, 03/06/15 (f) (g)	45	45
		6,772
UTILITIES - 0.6%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (g)	105	105
3.50%, 02/01/25 (g)	120	121
4.50%, 02/01/45 (g)	75	78
CMS Energy Corp.
6.55%, 07/17/17	10	11
8.75%, 06/15/19	50	63
Dominion Resources Inc.
2.50%, 12/01/19	185	186
3.63%, 12/01/24	100	101
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16 (f)	28	28
		693
Total Corporate Bonds and Notes (cost $26,731)		26,673

GOVERNMENT AND AGENCY OBLIGATIONS - 0.1%

GOVERNMENT SECURITIES - 0.1%

Sovereign - 0.1%
Kreditanstalt fuer Wiederaufbau, 0.50%, 04/19/16	90	90
Total Government and Agency Obligations (cost $90)		90

SHORT TERM INVESTMENTS - 17.4%

Investment Companies - 16.5%
JNL Money Market Fund, 0.01% (e) (h)	2,056	2,056
T. Rowe Price Reserves Investment Fund, 0.07% (e) (h)	16,536	16,536
		18,592
Securities Lending Collateral - 0.9%
Repurchase Agreement with MLP, 0.06% (Collateralized by $333 U.S. Treasury Bond, 6.25%, due 05/15/30, value $499 and $550 U.S. Treasury Note, 0.13%, due 07/15/24, value $528) acquired on 12/31/14, due 01/02/15 at $1,007	$1,007	1,007
Total Short Term Investments (cost $19,599)		19,599
Total Investments - 102.8% (cost $110,790)		116,132
Other Assets and Liabilities, Net - (2.8%)		(3,202)
Total Net Assets - 100.0%		$112,930

(a)                   Non-income producing security.

(b)                   All or portion of the security was on loan.

(c)                    Convertible security.

(d)                   Perpetual security.

(e)                    Investment in affiliate.

(f)                     Variable rate security. Rate stated was in effect as of December 31, 2014.

(g)                    The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $6,308 which represented 5.6% of net assets.

(h)                   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Curian/UBS Global Long Short Fixed Income Opportunities Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.4%

UNITED STATES OF AMERICA - 13.4%
AIMCO CLO, 3.07%, 07/20/26 (a) (b)	$500	$475
Americold 2010 LLC Trust REMIC, 6.81%, 01/14/21 (a)	595	689
Apidos CDO, 3.08%, 04/15/25 (a) (b)	330	318
ARES CLO Ltd., 2.98%, 07/28/25 (a) (b)	500	479
Avery Point CLO Ltd., 3.33%, 04/25/26 (a) (b)	1,000	976
Babson CLO Ltd., 2.88%, 01/18/25 (a) (b)	1,250	1,190
BlueMountain CLO Ltd., 2.88%, 04/15/25 (a) (b)	720	684
Boca Hotel Portfolio Trust REMIC, 3.21%, 08/15/18 (a) (b)	500	500
Capital Auto Receivables Asset Trust, 3.39%, 07/22/19	550	560
Catamaran CLO Ltd., 3.27%, 10/18/26 (a) (b)	500	479
CIFC Funding Ltd.
3.03%, 04/18/25 (a) (b)	1,100	1,044
2.91%, 10/24/25 (a) (b)	350	330
Dryden Senior Loan Fund, 3.08%, 04/18/26 (a) (b)	1,200	1,157
Extended Stay America Trust REMIC, 3.60%, 12/05/19 (a)	500	511
Fortress Credit BSL Ltd., 3.13%, 10/19/25 (a) (b)	750	718
Galaxy CLO Ltd.
2.83%, 11/16/25 (a) (b)	500	475
3.23%, 10/15/26 (a) (b)	850	825
Goldentree Loan Opportunities VIII Ltd., 3.85%, 04/19/26 (a) (b)	750	713
GS Mortgage Securities Trust REMIC, 4.95%, 01/10/24 (b)	750	800
Halcyon Loan Advisors Funding Ltd., 3.23%, 04/18/26 (a) (b)	1,150	1,104
JFIN CLO Ltd., 3.23%, 04/21/25 (a) (b)	950	914
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.52%, 07/05/22 (a) (b)	500	517
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.66%, 10/15/19 (a) (b)	725	725
Madison Avenue Trust, 4.03%, 10/12/20 (a) (b)	500	511
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.08%, 06/15/23 (b)	500	507
4.83%, 01/15/24 (b)	1,000	1,075
Northwoods Capital Corp., 3.39%, 09/15/25 (a) (b)	1,000	965
Northwoods Capital XIV Ltd., 3.58%, 11/12/25 (a) (b)	500	488
Octagon Investment Partners XIX Ltd., 3.08%, 04/15/26 (a) (b)	725	696
Octagon Investment Partners XVII Ltd., 3.03%, 10/25/25 (a) (b)	250	241
Octagon Investment Partners XVIII Ltd., 2.98%, 12/16/24 (a) (b)	750	717
OZLM VIII Ltd., 3.28%, 10/17/26 (a) (b)	850	818
WhiteHorse VIII Ltd., 2.98%, 05/01/26 (a)	1,000	943
Total Non-U.S. Government Agency Asset-Backed Securities (cost $23,427)		23,144

CORPORATE BONDS AND NOTES - 67.3%

AUSTRALIA - 1.8%
Crown Group Finance Ltd., 5.75%, 07/18/17, AUD	1,450	1,242
DBNGP Finance Co. Pty Ltd., 6.00%, 10/11/19, AUD	500	436
Mirvac Group Finance Ltd., 5.50%, 12/18/17, AUD	1,000	857
Qantas Airways Ltd., 7.50%, 06/11/21, AUD	700	610
		3,145
BRAZIL - 4.2%
Banco do Brasil SA, 9.00%, (callable at 100 beginning 06/18/24) (a) (c)	880	818
Caixa Economica Federal, 2.38%, 11/06/17 (a)	2,250	2,124
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21	1,200	1,152
Petrobras Global Finance BV, 4.38%, 05/20/23	200	172
Petrobras International Finance Co.
5.38%, 01/27/21	1,550	1,436
6.75%, 01/27/41	700	637
Vale Overseas Ltd., 4.38%, 01/11/22	1,000	964
		7,303
CANADA - 2.7%
Barrick Gold Corp., 3.85%, 04/01/22	1,600	1,540
NOVA Chemicals Corp., 5.25%, 08/01/23 (a)	1,830	1,848
Yamana Gold Inc., 4.95%, 07/15/24	1,270	1,240
		4,628
COLOMBIA - 0.5%
Avianca Holdings SA, 8.38%, 05/10/20	200	206
Ecopetrol SA, 4.13%, 01/16/25	740	703
		909
COSTA RICA - 0.7%
Banco Nacional de Costa Rica, 4.88%, 11/01/18 (a)	1,250	1,237

CROATIA - 0.9%
Agrokor dd, 8.88%, 02/01/20 (a)	1,370	1,478

FRANCE - 0.4%
Credit Agricole SA, 7.88%, (callable at 100 beginning 01/23/24) (a) (c)	750	763

GEORGIA - 0.2%
Georgian Railway JSC, 7.75%, 07/11/22	300	313

GERMANY - 2.8%
HeidelbergCement Finance Luxembourg SA, 8.50%, 10/31/19, EUR	1,250	1,995
Trionista HoldCo GmbH, 5.00%, 04/30/20 (a), EUR	1,015	1,271
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (a)	1,470	1,518
		4,784
HONG KONG - 0.6%
China Oil & Gas Group Ltd., 5.25%, 04/25/18 (a)	1,000	976

HUNGARY - 0.6%
Magyar Export-Import Bank RT, 5.50%, 02/12/18	950	1,008

INDONESIA - 1.0%
Pertamina Persero PT
6.00%, 05/03/42	950	927
6.45%, 05/30/44 (a)	700	731
		1,658
IRELAND - 1.1%
Vnesheconombank Via VEB Finance Plc
6.90%, 07/09/20	200	160
6.80%, 11/22/25	700	549
XL Group Plc, 6.50%, (callable at 100 beginning 04/15/17) (c)	1,255	1,199
		1,908

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
ITALY - 0.1%
Generali Finance BV, 6.21%, (callable at 100 beginning 06/16/16) (c), GBP	150	238

KAZAKHSTAN - 0.8%
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	600	580
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.25%, 05/20/15	800	794
		1,374
MALAYSIA - 0.4%
SSG Resources Ltd., 4.25%, 10/04/22	640	659

MEXICO - 1.7%
Cemex SAB de CV
5.88%, 03/25/19 (a)	500	508
7.25%, 01/15/21 (a)	1,100	1,152
5.70%, 01/11/25 (a)	550	534
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (a)	650	661
		2,855
MOROCCO - 0.2%
OCP SA, 5.63%, 04/25/24 (a)	350	368

NIGERIA - 0.5%
FBN Finance Co. BV, 8.00%, 07/23/21 (a)	950	845

NORWAY - 2.3%
Eksportfinans ASA
5.50%, 05/25/16	2,700	2,821
5.50%, 06/26/17	1,000	1,066
		3,887
PORTUGAL - 1.6%
EDP Finance BV
4.75%, 09/26/16, EUR	1,200	1,539
4.90%, 10/01/19 (a)	1,200	1,249
		2,788
RUSSIAN FEDERATION - 1.1%
Bank of Moscow via BOM Capital Plc, 6.70%, 03/11/15	250	246
Russian Agricultural Bank OJSC Via RSHB Capital SA
7.75%, 05/29/18	400	352
5.10%, 07/25/18	450	370
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22	1,250	925
		1,893
SINGAPORE - 1.1%
Flextronics International Ltd., 5.00%, 02/15/23	960	979
Olam International Ltd., 5.75%, 09/20/17	900	933
		1,912
SOUTH AFRICA - 0.2%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23	400	415

SPAIN - 1.4%
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18, EUR	300	373
Santander US Debt SAU, 3.72%, 01/20/15 (a)	2,100	2,103
		2,476
SRI LANKA - 0.6%
National Savings Bank, 8.88%, 09/18/18	950	1,057

SWITZERLAND - 0.3%
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (a) (c)	490	471

TURKEY - 1.0%
Turkiye Halk Bankasi A/S, 3.88%, 02/05/20	1,000	963
Turkiye Vakiflar Bankasi Tao, 5.00%, 10/31/18	700	713
		1,676
UNITED KINGDOM - 6.3%
Aviva Plc, 6.12%, 11/14/36, GBP	370	654
Barclays Plc, 4.38%, 09/11/24	860	829
HBOS Plc
4.88%, 03/20/15, EUR	200	244
6.75%, 05/21/18 (a)	1,700	1,894
HSBC Holdings Plc, 6.37%, (callable at 100 beginning 09/17/24) (c) (d)	250	252
Lloyds Bank Plc, 6.50%, 03/24/20, EUR	2,050	3,056
Pension Insurance Corp. Plc, 6.50%, 07/03/24, GBP	270	433
Royal Bank of Scotland Group Plc
6.10%, 06/10/23	2,660	2,885
5.13%, 05/28/24	700	712
		10,959
UNITED STATES OF AMERICA - 29.7%
Access Midstream Partners LP, 4.88%, 05/15/23	500	507
ADT Corp., 3.50%, 07/15/22	1,700	1,449
Allstate Corp., 5.75%, 08/15/53 (b)	1,170	1,233
Ally Financial Inc.
8.30%, 02/12/15	100	101
4.63%, 06/26/15	800	806
3.50%, 01/27/19	1,150	1,136
ArcelorMittal, 6.00%, 03/01/21 (e)	2,100	2,184
Case New Holland Inc., 7.88%, 12/01/17	2,300	2,530
Cemex Finance LLC, 6.00%, 04/01/24 (a)	750	731
CIT Group Inc., 5.00%, 08/15/22	2,325	2,389
Citigroup Inc.
6.30% (callable at 100 beginning 05/15/24) (c)	1,400	1,379
0.76%, 05/31/17 (b), EUR	2,700	3,234
5.50%, 09/13/25	400	443
DISH DBS Corp., 7.88%, 09/01/19	2,230	2,531
El Paso LLC, 7.25%, 06/01/18	1,500	1,700
Energy Transfer Partners LP
9.00%, 04/15/19	461	566
6.05%, 06/01/41	100	109
6.50%, 02/01/42	500	575
Fidelity National Financial Inc., 5.50%, 09/01/22	150	163
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (a)	420	453
Frontier Communications Corp., 7.13%, 01/15/23	1,150	1,170
General Motors Co., 3.50%, 10/02/18	400	408
General Motors Financial Co. Inc.
4.75%, 08/15/17	2,000	2,109
3.00%, 09/25/17	420	425
Glencore Funding LLC, 4.63%, 04/29/24 (a)	725	728
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	2,400	2,568
International Lease Finance Corp., 8.63%, 09/15/15 (f)	2,250	2,346
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	1,120	1,163
Kinder Morgan Inc.
5.63%, 11/15/23 (a)	800	856
5.30%, 12/01/34	800	812

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
MetLife Inc., 6.40%, 12/15/36 (b)	2,035	2,269
Midstates Petroleum Co. Inc., 10.75%, 10/01/20	2,300	1,219
Pacific Drilling SA, 5.38%, 06/01/20 (a)	2,300	1,874
Perrigo Finance Plc, 3.50%, 12/15/21	300	303
PNC Preferred Funding Trust, 1.89%, (callable at 100 beginning 03/15/17) (a) (c)	1,800	1,692
Prudential Financial Inc.
5.87%, 09/15/42 (b)	420	443
5.20%, 03/15/44 (b)	1,670	1,653
QVC Inc., 4.45%, 02/15/25	480	469
Reynolds American Inc., 6.15%, 09/15/43	100	116
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	770	782
Seagate HDD Cayman, 5.75%, 12/01/34 (a)	480	506
SLM Corp., 6.25%, 01/25/16	1,000	1,040
Starwood Hotels & Resorts Worldwide Inc., 4.50%, 10/01/34	280	286
Valeant Pharmaceuticals International, 7.00%, 10/01/20 (a)	920	971
WESCO Distribution Inc., 5.38%, 12/15/21	350	353
Xerox Corp., 3.80%, 05/15/24	700	687
		51,467
VENEZUELA - 0.5%
Petroleos de Venezuela SA
5.25%, 04/12/17	900	405
8.50%, 11/02/17	700	401
9.00%, 11/17/21	300	131
		937
Total Corporate Bonds and Notes (cost $120,358)		116,387

GOVERNMENT AND AGENCY OBLIGATIONS - 13.6%

ARGENTINA - 0.5%
Argentina Boden Bond, 7.00%, 10/03/15	750	740
Argentina Republic Government International Bond
0.00%, 12/15/35 (b)	1,750	120
0.00%, 12/15/35 (b)	425	31
		891
BELARUS - 1.0%
Republic of Belarus, 8.75%, 08/03/15	1,950	1,836

BRAZIL - 0.6%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 05/15/45 - 08/15/50 (g), BRL	1,050	986

CROATIA - 1.0%
Croatia Government International Bond, 6.25%, 04/27/17	1,650	1,750

ECUADOR - 0.2%
Ecuador Government International Bond
9.38%, 12/15/15	140	136
7.95%, 06/20/24 (a)	200	171
		307
GABON - 0.3%
Gabonese Republic, 6.38%, 12/12/24 (a)	600	570

GHANA - 0.6%
Republic of Ghana
8.50%, 10/04/17	650	649
7.88%, 08/07/23	200	185
7.88%, 08/07/23 (a)	200	185
		1,019
GREECE - 0.9%
Hellenic Republic Government Bond, 2.00%, 02/24/31 (f), EUR	2,420	1,523

KENYA - 0.3%
Kenya Government International Bond
5.88%, 06/24/19 (a)	200	203
6.88%, 06/24/24 (a)	295	309
		512
MEXICO - 0.3%
Mexico Inflation Indexed Udibonos, 4.00%, 11/15/40 (h), MXN	6,586	506

NIGERIA - 0.5%
Nigeria Government International Bond, 5.13%, 07/12/18	850	841

PAKISTAN - 0.1%
Pakistan Government International Bond, 7.13%, 03/31/16	100	101

RUSSIAN FEDERATION - 0.1%
Russian Federal Bond, 7.00%, 01/25/23, RUB	22,500	249

UNITED STATES OF AMERICA - 6.4%
Federal National Mortgage Association REMIC, Interest Only, 2.50%, 03/25/28 - 06/25/28	3,873	385
State of California
7.55%, 04/01/39	200	309
7.30%, 10/01/39	850	1,252
State of Illinois
5.67%, 03/01/18	555	608
5.88%, 03/01/19	780	861
4.95%, 06/01/23	410	429
U.S. Treasury Bond
3.75%, 11/15/43 (i)	2,500	3,007
Principal Only, 0.00%, 02/15/43 (i) (j)	5,000	2,242
U.S. Treasury Inflation Indexed Note, 0.13%, 07/15/24 (h) (i)	2,000	1,929
		11,022
VENEZUELA - 0.5%
Venezuela Government International Bond, 8.25%, 10/13/24	2,025	881

ZAMBIA - 0.3%
Zambia Government International Bond, 8.50%, 04/14/24 (a)	500	548
Total Government and Agency Obligations (cost $25,329)		23,542

PURCHASED OPTIONS - 2.5%
10-Year U.S. Treasury Note Future Call Option, Strike Price 126.5, Expiration 01/23/15	193	148
10-Year U.S. Treasury Note Future Put Option, Strike Price 124, Expiration 01/23/15	257	12
10-Year U.S. Treasury Note Future Put Option, Strike Price 126.5, Expiration 01/23/15	193	90

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
5-Year U.S. Treasury Note Future Call Option, Strike Price 119, Expiration 02/20/15	134	73
5-Year U.S. Treasury Note Future Put Option, Strike Price 118.25, Expiration 01/23/15	257	34
5-Year U.S. Treasury Note Future Put Option, Strike Price 119, Expiration 02/20/15	134	83
90-Day Eurodollar Future Put Option, Expiration 99.25, Expiration 06/15/15	979	37
90-Day Eurodollar Future Put Option, Strike Price 98.25, Expiration 06/13/16	429	260
90-Day Eurodollar Future Put Option, Strike Price 99.25, Expiration 03/16/15	516	3
Call Swaption, 6-Month GBP LIBOR versus 2.19% fixed, Expiration 06/17/15, JPM	250	840
Euro versus USD Call Option, Strike Price EUR 0.77, Expiration 05/22/15, BOA	2,250,000	158
Euro versus USD Call Option, Strike Price EUR 0.77, Expiration 05/22/15, MSS	2,250,000	158
Euro versus USD Call Option, Strike Price EUR 0.79, Expiration 04/21/15, MSS	5,900,000	303
Japanese Yen versus USD Call Option, Strike Price JPY 120, Expiration 03/20/15, BOA	3,950,000	79
Put Swaption, 3-Month LIBOR versus 3.00% fixed, Expiration 12/19/17, BBP	388	852
Put Swaption, 3-Month LIBOR versus 7.00% fixed, Expiration 12/19/17, BBP	388	50
Put Swaption, 3-Month LIBOR versus 3.00% fixed, Expiration 12/07/17, BBP	19	40
Put Swaption, 3-Month LIBOR versus 3.00% fixed, Expiration 12/19/17, JPM	240	528
Put Swaption, 3-Month LIBOR versus 4.38% fixed, Expiration 01/17/18, JPM	114	253
Put Swaption, 3-Month LIBOR versus 7.00% fixed, Expiration 12/07/17, BBP	19	2
Put Swaption, 3-Month LIBOR versus 7.00% fixed, Expiration 12/19/17, JPM	240	31
Put Swaption, 6-Month Japanese Yen LIBOR versus 2.35% fixed, Expiration 05/22/15, BBP	10,390	—
Put Swaption, 6-Month GBP LIBOR versus 2.19% fixed, Expiration 06/17/15, JPM	250	7
Put Swaption, 6-Month Japanese Yen LIBOR versus 2.35% fixed, Expiration 05/22/15, JPM	1,650	—
Put Swaption, 6-Month Japanese Yen LIBOR versus 2.35% fixed, Expiration 05/22/15, JPM	900	—
U.S. Treasury Long Bond Future Call Option, Strike Price 146, Expiration 01/23/15	225	127
U.S. Treasury Long Bond Future Put Option, Strike Price 141, Expiration 01/23/15	200	34
U.S. Treasury Long Bond Future Put Option, Strike Price 141, Expiration 02/20/15	257	137
Total Purchased Options (cost $7,878)		4,339

SHORT TERM INVESTMENTS - 0.1%

Investment Companies - 0.1%
JNL Money Market Fund, 0.01% (k) (l)	227	227
Total Short Term Investments (cost $227)		227

Total Investments - 96.9% (cost $177,219)		167,639
Other Assets and Liabilities, Net - 3.1%		5,608
Total Net Assets - 100.0%		$173,020

(a)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees. As of December 31, 2014, the aggregate value of these liquid securities was $52,549 which represented 30.4% of net assets.

(b)	Variable rate security. Rate stated was in effect as of December 31, 2014.
(c)	Perpetual security.
(d)	Convertible security.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(g)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(h)	Treasury inflation indexed note, par amount is adjusted for inflation.
(i)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Investment in affiliate.
(l)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

Currency Abbreviations:

ARS - Argentine Peso	IDR - Indonesian Rupiah	PLN - Polish Zloty
AUD - Australian Dollar	ILS - Israeli New Sheqel	RON - Romanian New Leu
BRL - Brazilian Real	INR - Indian Rupee	RSD - Serbian Dinar
CAD - Canadian Dollar	JPY - Japanese Yen	RUB - Russian Ruble
CHF - Swiss Franc	KRW - Korean Won	SEK - Swedish Krona
CLF - Chilean Unidad de Fomento	KZT - Kazakhstani Tenge	SGD - Singapore Dollar
CLP - Chilean Peso	LBP - Lebanese Pound	THB - Thai Baht
CNH - Chinese Offshore Yuan	LKR - Sri Lankan Rupee	TRY - New Turkish Lira
CNY - Chinese Yuan	MXN - Mexican Peso	TWD - Taiwan Dollar
DOP - Dominican Peso	MYR - Malaysian Ringgit	UGX - Ugandan Shilling
EGP – Egyptian Pound	NGN - Nigerian Naira	USD - United States Dollar
EUR - European Currency Unit (Euro)	NOK - Norwegian Krone	UYU - Uruguayan Peso
GBP - British Pound	NZD - New Zealand Dollar	ZAR - South African Rand
HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	ZMW - Zambian Kwacha
HUF - Hungarian Forint	PHP - Philippine Peso

Abbreviations:

ABS - Asset-Backed Security	IBEX - Iberia Index
ADR - American Depositary Receipt	ICE - IntercontinentalExchange
ADS - American Depository Shares	iTraxx - Group of international credit derivative indexes monitored by the International Index Company
ASX - Australian Stock Exchange	JSE - Johannesburg Stock Exchange
BDR - Brazilian Depositary Receipt	KOSPI - Korea Composite Stock Price Index
CAC - Cotation Assistee en Continu	LIBOR - London Interbank Offer Rate
CDI - Chess Depository Interest	LME - London Metal Exchange
CDX.EM - Credit Default Swap Index - Emerging Markets	MBS - Mortgage Backed Security
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	MIB - Milano Italia Borsa
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MLP - Master Limited Partnership
CLO - Collateralized Loan Obligation	MSCI - Morgan Stanley Capital International
CNX - CRISIL NSE Index	NASDAQ - National Association of Securities Dealers Automated Quotations
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	NSE - National Stock Exchange
CVA - Commanditaire Vennootschap op Aandelen	NYSE - New York Stock Exchange
EAFE - Europe, Australia and Far East	OJSC - Open Joint-Stock Company
EMU - Economic and Monetary Union (Europe)	OTC - Over the Counter
ETF - Exchange Traded Fund	PCL - Public Company Limited
ETN - Exchange Traded Note	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euribor - Europe Interbank Offered Rate	REIT - Real Estate Investment Trust
Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years	SPDR - Standard & Poor’s Depositary Receipt
FTSE - Financial Times and the London Stock Exchange	SPI - Schedule Performance Index
GDR - Global Depositary Receipt	ULSD - Ultra Low Sulfur Diesel
HICP - Harmonized Index of Consumer Prices	VIX - Volatility Index
WIG - Warszawski Indeks Giedowy
WTI - West Texas Intermediate

Counterparty Abbreviations:

BBP - Barclays Bank Plc	IMP - Imperial Capital Inc.
BCL - Barclays Capital Inc.	JPM - JPMorgan Chase Bank N.A.
BMO - BMO Capital Markets Corp.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BNP - BNP Paribas Securities	MSC - Morgan Stanley & Co., Incorporated
BOA - Banc of America Securities LLC/Bank of America NA	MSS - Morgan Stanley Capital Services Inc.
CGM - Citigroup Global Markets	NSI - Nomura Securities International
CIB - CIBC World Markets Corp.	NTS - Northern Trust Securities
CIT - Citibank, Inc.	RBC - Royal Bank of Canada
CSI - Credit Suisse Securities, LLC	RBS - Royal Bank of Scotland
DUB - Deutsche Bank Alex Brown Inc.	SCB - Standard Chartered Bank
GSB - Goldman Sachs Bank	SGB - Societe Generale Bannon LLC
GSC - Goldman Sachs & Co.	SSB - State Street Brokerage Services, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC
HSB - HSBC Securities, Inc.

†       For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted.  Options are quoted in unrounded number of contracts.

“-” Amount rounds to less than one thousand

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Curian Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of Curian/Ashmore Emerging Market Small Cap Equity Fund, Curian/BlackRock Global Long Short Credit Fund, Curian/DFA U.S. Micro Cap Fund, Curian/Epoch Global Shareholder Yield Fund, Curian Long Short Credit Fund, Curian/PIMCO Credit Income Fund, Curian/T. Rowe Price Capital Appreciation Fund and Curian/UBS Global Long Short Fixed Income Opportunities Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the three-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated where applicable), financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, and the results of their operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)               The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)               There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2015

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2015

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.